UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22132

Exact name of registrant as specified in charter:	Aberdeen Funds

Address of principal executive offices:	1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia
Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	877-332-7806

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2014

Item 1. Reports to Shareholders.

Aberdeen Funds

Equity Series

Semi-Annual Report

April 30, 2014

Aberdeen Asia-Pacific (ex-Japan) Equity Fund

Aberdeen Asia-Pacific Smaller Companies Fund

Aberdeen China Opportunities Fund

Aberdeen Emerging Markets Fund

Aberdeen Equity Long-Short Fund

Aberdeen European Equity Fund

Aberdeen Global Equity Fund

Aberdeen Global Natural Resources Fund

Aberdeen Global Small Cap Fund

Aberdeen International Equity Fund

Aberdeen Latin American Equity Fund

Aberdeen Small Cap Fund

Aberdeen U.S. Equity Fund

Letter to Shareholders	Page 1

Market Review	Page 2
Aberdeen Asia-Pacific (ex-Japan) Equity Fund	Page 3
Aberdeen Asia-Pacific Smaller Companies Fund	Page 9
Aberdeen China Opportunities Fund	Page 16
Aberdeen Emerging Markets Fund	Page 20
Aberdeen Equity Long-Short Fund	Page 27
Aberdeen European Equity Fund	Page 34
Aberdeen Global Equity Fund	Page 40
Aberdeen Global Natural Resources Fund	Page 45
Aberdeen Global Small Cap Fund	Page 49
Aberdeen International Equity Fund	Page 54
Aberdeen Latin American Equity Fund	Page 60
Aberdeen Small Cap Fund	Page 66
Aberdeen U.S. Equity Fund	Page 71

Financial Statements	Page 76

Notes to Financial Statements	Page 126

Shareholder Expense Examples	Page 144

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at www.aberdeen-asset.us. Please read it carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Funds is distributed by Aberdeen Fund Distributors LLC, Member FINRA, 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

Aberdeen Asset Management Inc. (AAMI) has been registered as an investment adviser under the Investment Advisers Act of 1940 since August 23, 1995.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Aberdeen Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q filings are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q filings may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.aberdeen-asset.us or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.aberdeen-asset.us and on the Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling 1-866-667-9231; and (ii) on the Commission’s website at www.sec.gov.

Letter to Shareholders

April 30, 2014

Dear Valued Shareholder,

Welcome to the Aberdeen Funds Semi-Annual Report covering the activities for the six-month period ended April 30, 2014.

Market overview

During the reporting period, global securities markets experienced volatility as the performance of equities in developed markets and emerging markets (EM) diverged significantly. Developed market equity market performance was underpinned by improving sentiment on the back of the European Central Bank’s (ECB) interest rate cut and continued strong performance in U.S. equities. The U.S. broader-market S&P 500® Index and the MSCI World Index continued to post sizeable gains. Conversely, the sell-off in EM slowed as investors turned back to opportunities in the asset class, although risk aversion remains. Within the fixed income universe, both investment-grade and high yield bond markets gained ground during the period, while local currency debt in the emerging markets declined and was the primary global market laggard for the period.

Markets braced in the spring of 2014 as the world headed to the polls in mid-term and general elections – more than 40% of the world’s population is eligible to vote in elections in 2014. Notable was India’s general election, which saw 550 million citizens hit the polls in the largest election in world history. In the U.S., voters have been hitting the polls in primaries for mid-term elections as Republican-backed political action committees spend record amounts on congressional elections in an effort to divert support from reactionary Tea Party candidates. In Europe, tensions over Russian President Vladimir Putin’s aggressive annexation of the Crimean Peninsula in Ukraine added to uncertainty over European and EM equities. Likewise, implications for Asian markets after the military coup d’état in Thailand have yet to become entirely clear.

Anne Richards, Aberdeen Asset Management PLC’s (Aberdeen) Chief Investment Officer, provides you with a detailed insight on the investment marketplace in the Market Review and Outlook on the following page.

Aberdeen developments

As of April 1, 2014, Aberdeen completed the acquisition of Scottish Widows Investment Partnership (SWIP) from Lloyds Banking Group in the UK. The addition of SWIP’s approximately $230 billion of assets under management resulted in Aberdeen becoming the leading European independent asset management business, with $541 billion under management.1 The acquisition combines Aberdeen and SWIP’s strengths across fixed income, real estate, active and quantitative equities, investment solutions and alternatives. The acquisition of SWIP will not directly impact any funds in the Aberdeen Funds family but will significantly add to Aberdeen’s global capabilities.

Aberdeen received several industry awards during the period, including six Financial Communications Society (FCS) Portfolio Awards in the Business to Business, Corporate and Consumer categories for Aberdeen’s marketing initiatives in the U.S.

Since the six-months ended April 30th, Aberdeen launched two Brazil-domiciled funds establishing our new fund family “Aberdeen Brasil,” alongside Aberdeen Funds, Aberdeen Investment Funds, Aberdeen Global Select Opportunities Fund Inc. and the range of Aberdeen closed-end funds in the U.S. The funds are the Aberdeen Brasil Equity Fund2 and the Aberdeen Strategic Brasil Multimarket Fund2 and they target both retail and institutional clients. Business development efforts for the funds are being led by Aberdeen’s newly established Brazilian Business Development team in São Paulo.

Thank you for choosing Aberdeen Funds. We value your investment with us.

Kind Regards,

Gary Marshall

President

Aberdeen Funds

1.	Credit Suisse Asset Management Weekly Review (March 21, 2014).
2.	Not available for sale in the U.S.

2014 Semi-Annual Report

Market Review

There was a notable divergence in performance among major global equity markets during the six-month period ended April 30, 2014. Developed market indices generally moved higher over the period, significantly outperforming their emerging markets counterparts. The U.S. broader-market S&P 500® Index and the MSCI All Country World ex U.S. Index gained 8.4% and 3.1%, respectively, versus the -2.9% return of the MSCI Emerging Markets Index over the semiannual period. Sentiment in the developed markets was lifted by the European Central Bank’s (ECB) unexpected benchmark interest rate cut by 25 basis points to 0.25%, as well as generally improving economic data. The middle of the period saw increased risk-aversion, fueled by renewed turmoil in emerging economies, mixed U.S. and Chinese economic data, and the start of the U.S. Federal Reserve’s (Fed) tapering of its asset purchase program in January 2014. In particular, emerging markets currencies suffered a sharp sell-off. However, investor confidence appeared to strengthen after the ECB signaled that it was open to further monetary policy easing.

The strength in the U.S. equity market was attributable mainly to generally positive corporate earnings reports and steady but moderate overall improvement in economic data for much of the reporting period. This offset some uncertainty late in the period resulting from Russia’s expansion of its military presence in the Crimea region of Ukraine. The U.S. Commerce Department’s initial estimate of first-quarter U.S. gross domestic product (GDP) came in at an anemic growth rate of 0.1%, as a decline in imports offset higher consumer spending.

European and UK equities also posted gains during the reporting period, but underperformed relative to U.S. stocks. Initial concerns over the Fed’s tapering of quantitative easing gave way to hope that economic recovery in the U.S. appeared more sustainable. Markets were subsequently hampered by worries of an economic hard landing in China and the growing crisis in Ukraine. Towards the end of the period, market sentiment recovered somewhat on increased merger-and-acquisition activity and the ECB’s pledge to use unconventional measures to avert potential deflation. On the economic front, the Eurozone’s recovery was lackluster amid still-elevated unemployment, but the UK economy continued to gain momentum with GDP growth of 3.1% reported for the first quarter of 2014—the quickest pace of activity since 2008. Japan was the main overall global stock market laggard for the reporting period, a reversal of its strong performance for the 2013 calendar year. The Japanese market was weighed down primarily by concerns over the impact of the consumption tax hike on domestic demand, as well as sluggish fourth-quarter 2013 GDP growth.

The global emerging stock markets declined over the reporting period, encountering several stretches of volatility. Ongoing anxiety about the impact of the Fed’s tapering, along with resurgent fears of a substantial economic slowdown in China, initially drove stock prices lower, but markets later rebounded as these concerns eased. Nonetheless, the upturn did not mitigate the earlier losses. Central and Eastern Europe were the primary overall market laggards, dragged down by heightened political tension over Russia’s intervention in Ukraine and its subsequent annexation of Crimea. Among emerging Asian markets, China and Thailand lagged their peers. Chinese equities were weak as soft economic data and worries over bank runs and looming bankruptcies of real estate firms dampened on investor sentiment.

Within the global fixed income universe, high yield securities outperformed investment-grade bonds for the semiannual period, with the Bank of America Merrill Lynch (BofA ML) Global High Yield Constrained Index gaining 5.1% versus the 2.1% return of the Barclays Global Aggregate Bond Index. All sectors within the BofA ML U.S. High Yield Master II Index recorded positive returns for the reporting period, led by banking and insurance. Developed market high yield sectors outside the U.S. including those in Europe/UK and Canada, as measured by the BofA ML European Issuers Constrained Index and the BofA ML Canada High Yield Index, respectively, also recorded positive returns over the reporting period. Within the global investment-grade fixed income universe, developed market government bonds broadly sold off in November and December 2013 in response to stronger U.S. economic data, a bipartisan budget deal in the U.S. Congress to avert another government shutdown, and the Fed’s surprise decision to begin tapering. The first quarter of 2014, however, marked a reversal in trend as core government bonds strengthened due to concerns over the tightening of global liquidity, weaker U.S. economic data, and fears of the conflict in Ukraine.

Outlook

In our opinion, “rotation” may be an accurate one-word description of the current global investment environment. Over the first several months of 2014, investors rotated away from developed markets and into emerging markets, and switched out of the big gainers from 2013 and into the current market laggards. Bond markets have regained some of last year’s losses at the expense of equities. The pursuit of growth has been replaced by the search for value and quality income. Similar trends can be seen at a sector level within equity markets. Last year’s highly sought-after biotechnology and smaller companies eventually hit valuations that prompted investors to switch into other less fashionable and less expensive sectors. Overall, we believe recent trends are a healthy response to pockets of overvaluation where prices became disconnected from the fundamental outlook. We think that the nature of expanding equity valuations that are not supported by earnings growth is unsustainable. Many of the trends we are seeing come back to the unusual monetary conditions we have lived through since the financial crisis of 2008. Ultra-low interest rates in the U.S., UK and Europe, along with the use of quantitative easing, have led to distortions in asset prices and investment behavior, in our view. Withdrawing such massive stimuli and returning to more normal monetary conditions is proving a slow, grinding process. Given that background, we believe that equity and bond markets could churn around at these levels in the near term, especially given the ongoing uncertainty over the political situation in Ukraine.

Anne Richards

Chief Investment Officer

Aberdeen Asset Management

Semi-Annual Report 2014

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (Unaudited)

The Aberdeen Asia-Pacific (ex-Japan) Equity Fund (Class A shares at net asset value net of fees) returned 0.75% for the six-month period ended April 30, 2014, versus the -0.22% return of its benchmark, the MSCI AC Asia Pacific ex-Japan Index, during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Pacific ex-Japan Funds (consisting of 80 funds) was 0.57% for the period.

Most Asian stock markets rose during the reporting period, helped by a rebound in the latter half of the period. In India and Indonesia, pre-election euphoria trumped initial worries about wide current account deficits and elevated inflation. In Indonesia, investors cheered the nomination of popular Jakarta governor Joko Widodo in the upcoming presidential election. Shortly after the end of the reporting period in mid-May 2014, India’s opposition Bharatiya Janata party (BJP) won a widely anticipated victory with a clear majority as the electorate sought change. The Thailand market was less fortunate. Late gains failed to offset losses earlier in the period, particularly given the worsening domestic backdrop. After months of political stalemate that led to the ouster of Premier Yingluck Shinawatra for alleged abuse of power, the military took control of the government in a coup. Another market laggard over the period was China, which saw economic growth decelerate further, alongside resurgent fears over a property market bubble and potential defaults of investment trust products. Meanwhile, the U.S. Federal Reserve (Fed) ended months of uncertainty with its decision to start paring its asset purchases beginning in January 2014. However, fresh fears emerged as to when the Fed might start hiking interest rates, and this weighed on property and consumer-related stocks.

Among the Fund’s holdings, Australia’s QBE Insurance was the biggest detractor from relative performance. The stock price fell after the company forecast a net loss of US$250 million for the one-year period ended December 2013. This followed a strategic review of its North American operations, resulting in additional provisions for claims, restructuring charges and a goodwill write-down, which totaled US$1.93 billion. The stock price later stabilized after the company’s results generally met expectations. We believe that the company has taken appropriate steps to deal with its U.S. reserves. The underlying business remains robust, in our view, despite the losses in North America. Furthermore, management is considering a sale of its U.S. mid-market business, which would allow it to focus on its core business. Another detractor was HSBC, whose revenues were affected by a weak interest rate market, even though better cost control helped reduce its expense-to-income ratio. We hold the lender because we like its well-established Asian franchise, robust capital position and generous dividend policy. The Fund’s holding in lender Standard Chartered also hurt Fund performance as the stock was punished by investors for its emerging markets exposure and amid speculation that it needed to raise funds via a rights issue. We would not be surprised if management decides to do this since it has always believed that a robust capital base is a competitive advantage. This is in spite of its already high capital ratio. Later, the bank unexpectedly announced a restructuring with the departure of a number of senior personnel. Despite these changes, we continue to like HSBC’s solid franchise spread across geographies that offer compelling prospects. We believe that efforts to cut costs and reorganize during the slowdown may benefit the company’s growth over the longer term.

On a positive note, the main individual stock contributors to the Fund’s relative performance included Australian miner Rio Tinto, which returned to profitability on the back of record iron ore output, as well as ongoing cost and debt reduction. The holding in Hong Kong conglomerate Jardine Strategic also outperformed the overall market, given the turnaround in investor sentiment towards Indonesia in the run-up to the elections. The company has significant exposure to the Indonesian economy through its 50%-owned subsidiary, Astra International. Samsung Electronics contributed positively to performance as its preferred shares, which the Fund holds, outperformed the ordinary shares. While first-quarter 2014 results slowed compared to the same period a year earlier, the company’s operating profit remains at record-high levels.

Regarding significant changes to the Fund over the reporting period, we added to the position in Standard Chartered in January 2014 following a period of relative share price weakness. We also participated in Bank of the Philippine Islands’ rights issue, as we believed it was attractively discounted. The bank is raising cash in an effort to fund its growth over the next few years. We subsequently tendered the shares in GlaxoSmithKline Pharmaceuticals to its parent company, UK-based GlaxoSmithKline, which made what we viewed as an attractive offer for the shares to bolster its holding in the Indian subsidiary to the maximum permitted level of 75%. Finally, we exited the position in Singapore Airlines. We believe that the company remains well-run and has a robust balance sheet, with an enviable brand in the aviation sector. The operating environment, however, remains challenging, in our opinion, and is not expected to improve in the near term. We believe that there are better investment opportunities elsewhere.

Going forward, we think that key global market concerns include weakening growth amid slower Chinese expansion and sluggish recovery in the West. China’s moderation is taking a toll on commodities worldwide. In Indonesia, expectations that reformers will triumph in elections have been priced in to the Indonesian market to some extent, while the Indian market continues to rise on the back of the BJP triumph. Both markets have outperformed the overall region thus far in 2014. On the corporate front, we see earnings under pressure as slower exports and tighter credit affect demand. Once the cycle turns and earnings recover, we believe that those companies focusing on margins and controlling costs now should reap the rewards. But in our view, the question remains as to whether growth rates will return to levels seen in the past decade.

Portfolio Management:

Aberdeen Asia-Pacific Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal

2014 Semi-Annual Report

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (Unaudited) (concluded)

value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Concentrating investments in the Asia-Pacific region subjects the Fund to more volatility and greater risk of loss than geographically diverse mutual funds.

Parts of the Asian-Pacific region may be subject to a greater degree of economic, political and social instability than is the case in the United States and Europe. Some Asian countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles than developed countries.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries.

Equity stocks of small and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Please read the prospectus for more detailed information regarding these and other risks.

Semi-Annual Report 2014

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (Unaudited)

Average Annual Total Return (For periods ended April 30, 2014)		Six Month†		1 Yr.		Inception[1]
Class A2	w/o SC	0.75%		(0.06%	)	7.27%
	w/SC3	(5.02%	)	(5.77%	)	5.85%
Class C2	w/o SC	0.31%		(0.86%	)	6.87%
	w/SC4	(0.68%	)	(1.84%	)	6.87%
Class R2,5	w/o SC	0.46%		(0.45%	)	7.10%
Institutional Service Class[5]	w/o SC	0.77%		0.10%		7.35%
Institutional Class[5]	w/o SC	0.78%		0.14%		7.38%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value per share and/or financial statement adjustments.

†	Not Annualized
1	Fund commenced operations on November 16, 2009.
2	Returns before the first offering of Class A, Class C and Class R (February 28, 2012) are based on the previous performance of the Institutional Class. The performance of the Institutional Class is substantially similar to what Class A, Class C and Class R would have produced because all classes invest in the same portfolio of securities. Returns for Class A, Class C and Class R shares would only differ to the extent of the differences in expenses of the classes.
3	A 5.75% front-end sales charge was deducted.
4	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six months and one year return because it is charged when Class C shares are sold within the first year after purchase.
5	Not subject to any sales charges.

2014 Semi-Annual Report

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2014)

Comparative performance of $10,000 invested in Institutional Class shares of the Aberdeen Asia-Pacific (ex-Japan) Equity Fund, the Morgan Stanley Capital International All Country (MSCI AC) Asia Pacific ex Japan Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI AC Asia Pacific ex Japan Index is a free float-adjusted, market capitalization-weighted index that captures large and mid cap representation in the Asia Pacific region excluding Japan. The MSCI AC Asia Pacific ex Japan Index consists of the following developed markets countries: Australia, Hong Kong, New Zealand and Singapore; and the following emerging markets countries: China, India, Indonesia, Korea, Malaysia, the Philippines, Taiwan and Thailand.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2014 (Unaudited)

Asset Allocation
Common Stocks	92.5%
Preferred Stocks	4.8%
Repurchase Agreement	2.6%
Other assets in excess of liabilities	0.1%
100.0%

The following chart summarizes the composition of the Fund’s portfolio, in industry classification standard sectors, expressed as a percentage of net assets. An industry classification standard sector can include more than one industry group. As of April 30, 2014, the Fund did not have more than 25% of its assets invested in any industry group. The sectors, as classified by S&P’s Global Industry Classification Standard Sectors, are comprised of several industry groups.

Top Sectors
Financials	41.0%
Information Technology	12.7%
Materials	12.2%
Industrials	9.8%
Telecommunication Services	7.6%
Consumer Staples	6.3%
Energy	4.9%
Consumer Discretionary	2.7%
Health Care	0.1%
Other	2.7%
100.0%
Top Holdings*
Samsung Electronics Co. Ltd., Preferred Shares	4.8%
Jardine Strategic Holdings Ltd.	4.7%
Oversea-Chinese Banking Corp. Ltd.	4.2%
HSBC Holdings PLC	3.8%
Housing Development Finance Corp. Ltd.	3.7%
Swire Pacific Ltd., Class A	3.5%
BHP Billiton – London Listing	3.5%
Rio Tinto – London Listing	3.5%
City Developments Ltd.	3.3%
Taiwan Semiconductor Manufacturing Co. Ltd.	3.3%
Other	61.7%
100.0%

Top Countries
Hong Kong	23.2%
Singapore	19.4%
Australia	11.9%
India	11.0%
China	6.3%
Republic of South Korea	5.5%
Taiwan	5.1%
Thailand	4.3%
Malaysia	3.4%
United Kingdom	3.2%
Other	6.7%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Semi-Annual Report 2014

Statement of Investments

April 30, 2014 (Unaudited)

Aberdeen Asia-Pacific (ex-Japan) Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (92.5%)
AUSTRALIA (11.9%)
Consumer Staples (2.0%)
Woolworths Ltd. (a)	450,056	$15,640,333
Financials (2.9%)
QBE Insurance Group Ltd. (a)	2,152,150	23,227,367
Materials (7.0%)
BHP Billiton — London Listing (a)	857,073	27,824,336
Rio Tinto — London Listing (a)	504,740	27,441,543
		55,265,879
		94,133,579
CHINA (6.3%)
Energy (3.1%)
PetroChina Co. Ltd., H Shares (a)	21,238,000	24,449,293
Telecommunication Services (3.2%)
China Mobile Ltd. (a)	2,651,000	25,233,474
		49,682,767
HONG KONG (23.2%)
Consumer Discretionary (1.5%)
Li & Fung Ltd. (a)	7,958,000	11,583,474
Consumer Staples (1.7%)
Dairy Farm International Holdings Ltd.	1,299,600	13,268,916
Financials (13.8%)
AIA Group Ltd. (a)	5,185,800	25,221,623
Hang Lung Group Ltd. (a)	1,427,000	7,749,695
Hang Lung Properties Ltd. (a)	4,354,000	13,042,785
HSBC Holdings PLC (a)	2,918,476	29,862,972
Swire Pacific Ltd., Class A (a)	2,445,500	28,228,522
Swire Pacific Ltd., Class B (a)	692,500	1,537,566
Swire Properties Ltd. (a)	1,073,900	3,247,993
Wing Hang Bank Ltd.	52,397	843,439
		109,734,595
Industrials (4.7%)
Jardine Strategic Holdings Ltd. (a)	1,034,000	36,993,349
Information Technology (1.5%)
ASM Pacific Technology Ltd.	1,079,200	11,985,002
		183,565,336
INDIA (11.0%)
Consumer Discretionary (1.2%)
Hero MotoCorp Ltd.* (a)	257,000	9,462,318
Financials (4.5%)
Housing Development Finance Corp. Ltd. (a)	1,974,799	29,510,628
ICICI Bank Ltd. (a)	246,200	5,103,088
ICICI Bank Ltd., ADR	26,800	1,143,556
		35,757,272
Health Care (0.0%)
GlaxoSmithKline Pharmaceuticals Ltd.	7,124	291,740
Information Technology (2.5%)
Infosys Ltd. (a)	372,250	19,787,687
Materials (2.8%)
Grasim Industries Ltd. (a)	42,024	1,837,186
Grasim Industries Ltd., GDR* (a)(b)	20,080	876,506
UltraTech Cement Ltd. (a)	555,142	18,735,644
UltraTech Cement Ltd., GDR (b)	330	11,133
		21,460,469
		86,759,486
INDONESIA (0.9%)
Consumer Staples (0.9%)
Unilever Indonesia Tbk PT (a)	2,699,500	6,858,274
MALAYSIA (3.4%)
Consumer Staples (1.0%)
British American Tobacco Bhd	429,500	8,049,426
Financials (2.4%)
CIMB Group Holdings Bhd (a)	5,170,999	11,911,866
Public Bank Bhd (a)	1,174,500	7,250,316
		19,162,182
		27,211,608
PHILIPPINES (3.1%)
Financials (3.1%)
Ayala Corp. (a)	1,104,780	15,497,889
Ayala Land, Inc. (a)	4,812,700	3,261,429
Bank of Philippine Islands (a)	3,008,225	6,132,134
		24,891,452
REPUBLIC OF SOUTH KOREA (0.7%)
Consumer Staples (0.7%)
E-Mart Co. Ltd. (a)	25,940	5,931,603
SINGAPORE (19.4%)
Financials (11.1%)
City Developments Ltd. (a)	2,977,000	25,792,752
DBS Group Holdings Ltd. (a)	650,000	8,805,655
Oversea-Chinese Banking Corp. Ltd. (a)	4,324,864	33,354,126
United Overseas Bank Ltd. (a)	1,143,945	19,910,498
		87,863,031
Industrials (5.1%)
Keppel Corp. Ltd. (a)	2,542,000	21,388,464
Singapore Technologies Engineering Ltd. (a)	6,347,000	19,385,946
		40,774,410
Information Technology (0.6%)
Venture Corp. Ltd. (a)	738,000	4,520,363
Telecommunication Services (2.6%)
Singapore Telecommunications Ltd. (a)	6,753,000	20,678,225
		153,836,029

See accompanying notes to financial statements.

2014 Semi-Annual Report

Statement of Investments (concluded)

April 30, 2014 (Unaudited)

Aberdeen Asia-Pacific (ex-Japan) Equity Fund

	Shares or Principal Amount	Value
TAIWAN (5.1%)
Information Technology (3.3%)
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	6,548,000	$25,729,418
Telecommunication Services (1.8%)
Taiwan Mobile Co. Ltd. (a)	4,499,100	14,522,477
		40,251,895
THAILAND (4.3%)
Energy (1.8%)
PTT Exploration & Production PCL, Foreign Shares (a)	2,929,000	14,456,955
Materials (2.5%)
Siam Cement PCL, Foreign Shares (a)	1,445,200	19,517,804
		33,974,759
UNITED KINGDOM (3.2%)
Financials (3.2%)
Standard Chartered PLC (a)	1,162,992	25,187,195
Total Common Stocks		732,283,983
PREFERRED STOCKS (4.8%)
REPUBLIC OF SOUTH KOREA (4.8%)
Information Technology (4.8%)
Samsung Electronics Co. Ltd., Preferred Shares (a)	37,781	37,991,776
Total Preferred Stocks		37,991,776
REPURCHASE AGREEMENT (2.6%)
UNITED STATES (2.6%)
Fixed Income Clearing Corp., 0.00%, dated 04/30/2014, due 05/01/2014, repurchase price $20,963,000, collateralized by U.S. Treasury Bond, maturing 08/15/2042; total market value of $21,384,600	$20,963,000	20,963,000
Total Repurchase Agreement		20,963,000
Total Investments (Cost $758,492,008) (c)—99.9%		791,238,759

Other assets in excess of liabilities—0.1%		631,349
Net Assets—100.0%		$791,870,108

*	Non-income producing security.
(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Board of Trustees. See Note 2(a) of the accompanying notes to financial statements.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See accompanying notes to financial statements.

Semi-Annual Report 2014

Aberdeen Asia-Pacific Smaller Companies Fund (Unaudited)

The Aberdeen Asia-Pacific Smaller Companies Fund (Class A shares at net asset value net of fees) returned -1.72% for the six-month period ended April 30, 2014, versus the 1.91% return of its benchmark, the MSCI AC Asia Pacific ex-Japan Small Cap Index, during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Pacific Region Funds (consisting of 59 funds) was -1.87% for the period.

The benchmark, MSCI AC Asia Pacific ex-Japan Small Cap Index, rose during the reporting period, helped by a rebound in the latter half. India led the gainers as pre-election euphoria trumped initial worries over the wide current account deficit and elevated inflation. Shortly after the end of the reporting period in mid-May 2014, the opposition Bharatiya Janata party (BJP) won a widely anticipated victory with a clear majority as the electorate sought change. The Indonesia market declined over the period, but early losses were partially mitigated as investors cheered the nomination of popular Jakarta governor Joko Widodo in the upcoming presidential election. Thailand’s situation was less stable. After months of political stalemate that led to the ouster of Premier Yingluck Shinawatra for alleged abuse of power, the military took control of the government in a coup. Other market laggards for the period included Hong Kong and China. The mainland saw economic growth decelerate further, alongside resurgent fears over a property market bubble and potential defaults of investment trust products. Meanwhile, the U.S. Federal Reserve (Fed) ended months of uncertainty with its decision to start paring its asset purchases beginning in January 2014. However, fresh fears emerged as to when the Fed might start hiking interest rates, and this weighed on property and consumer-related stocks.

Among the Fund’s individual holdings, Dah Sing Financial was the biggest detractor from relative performance for the reporting period. The stock price fell after the company proposed a rights issue, which disappointed speculative investors who had eyed a potential takeover of its banking unit. Instead, Dah Sing plans to boost its stake in the unit by using the proceeds from the rights issue. Nonetheless, we believe that additional capital will augment the company’s reserves and grow its business. The Fund’s position in Hong Kong-based apparel retailer Giordano International also hindered performance as shares of the company lagged the domestic market on investors’ concerns over weak retail conditions in China, one of its core markets. We remain optimistic about the company’s prospects. Despite the tough operating environment, the retailer is taking steps to cut costs, while we think its healthy balance sheet should help it weather the business cycle. Finally, the position in Korea-based Shinsegae, which is not represented in the benchmark MSCI AC Asia Pacific ex-Japan Small Cap Index, was another detractor from Fund performance, even though the department store operator’s full-year 2013 results generally met expectations, buttressed by decent sales, notwithstanding higher expenses. The share price declined following the stock’s outperformance versus the domestic market over the previous six–month period.

Positive contributors to the Fund’s relative performance included Green Dragon Gas, whose shares rose sharply on news that the company had signed a favorable deal with CNOOC subsidiary China United Coalbed Methane Cooperation (CUCBM), covering five local production-sharing contracts. The agreement secures Green Dragon’s interests and share of revenues for some 1,600 wells drilled by CUCBM. The arrangement also highlights additional CUCBM investment in Green Dragon’s blocks, paving the way for its further expansion. The company subsequently announced an increase in its reserves. The Fund’s position in semiconductor equipment maker ASM International benefited Fund performance as shares of the company rallied on good quarterly results and the market’s speculation that the increasing adoption of atomic layer deposition technology in wafer processing would drive future earnings. Container Corporation of India also bolstered the Fund’s relative return for the reporting period. Despite intense competition, the railway cargo services provider reported healthy volume growth and improved market share. Overall, the Indian market rallied in the run-up to the elections, with anticipation of reforms lifting infrastructure stocks.

Notable changes to the Fund during the period included the sale of Australia exchange-listed BWP Trust, which invests in industrial property, as we believe that it has reduced growth prospects. The stock also was trading above the company’s net asset value. We sold Thai shopping mall owner Central Pattana as well, given its relatively less appealing valuation, in our view. Conversely, we supported Bank OCBC Nisp’s rights issue, which we think may provide it with capital flexibility to grow in the Indonesian market.

Going forward, we believe that key global market concerns include weakening growth amid slower Chinese expansion and sluggish recovery in the West. China’s moderation is taking a toll on commodities worldwide. In Indonesia, expectations that reformers will triumph in elections have been priced in to the Indonesian market to some extent, while the Indian market continues to rise on the back of the BJP triumph. Both markets have outperformed the overall region thus far in 2014. On the corporate front, we see earnings under pressure as slower exports and tighter credit affect demand. Once the cycle turns and earnings recover, we believe that those companies focusing on margins and controlling costs should reap the rewards. But in our view, the question remains as to whether growth rates will return to levels seen in the past decade.

Portfolio Management:

Aberdeen Asia-Pacific Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

2014 Semi-Annual Report

Aberdeen Asia-Pacific Smaller Companies Fund (Unaudited) (concluded)

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Concentrating investments in the Asia-Pacific region subjects the Fund to more volatility and greater risk of loss than geographically diverse mutual funds.

Parts of the Asian-Pacific region may be subject to a greater degree of economic, political and social instability than is the case in the United States and Europe. Some Asian countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles than developed countries.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries.

Equity stocks of small-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Please read the prospectus for more detailed information regarding these and other risks.

Semi-Annual Report 2014

Aberdeen Asia-Pacific Smaller Companies Fund (Unaudited)

Average Annual Total Return (For periods ended April 30, 2014)		Six Month†		1 Yr.		Inception[1]
Class A	w/o SC	(1.72%	)	(5.90%	)	6.92%
	w/SC2	(7.34%	)	(11.29%	)	4.72%
Class C	w/o SC	(2.03%	)	(6.57%	)	6.12%
	w/SC3	(2.86%	)	(7.36%	)	6.12%
Class R4	w/o SC	(1.95%	)	(6.68%	)	6.40%
Institutional Service Class[4]	w/o SC	(1.52%	)	(4.54%	)	7.63%
Institutional Class[4]	w/o SC	(1.55%	)	(5.66%	)	7.21%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value per share and/or financial statement adjustments.

†	Not Annualized
1	Fund commenced operations on June 28, 2011.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six months and one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

2014 Semi-Annual Report

Aberdeen Asia-Pacific Smaller Companies Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2014)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Asia-Pacific Smaller Companies Fund, Morgan Stanley Capital International All Country (MSCI AC) Asia Pacific ex Japan Small Cap Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI AC Asia Pacific ex Japan Small Cap Index is a free float-adjusted, small market capitalization-weighted index that captures small cap representation across the Asia Pacific region excluding Japan including the following developed markets countries: Australia, Hong Kong, New Zealand and Singapore; and the following emerging markets countries: China, India, Indonesia, Korea, Malaysia, the Philippines, Taiwan and Thailand.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2014 (Unaudited)

Asset Allocation
Common Stocks	98.6%
Repurchase Agreement	1.0%
Warrants	0.1%
Other assets in excess of liabilities	0.3%
100.0%

The following chart summarizes the composition of the Fund’s portfolio, in industry classification standard sectors, expressed as a percentage of net assets. An industry classification standard sector can include more than one industry group. As of April 30, 2014, the Fund did not have more than 25% of its assets invested in any industry group. The sectors, as classified by S&P’s Global Industry Classification Standard Sectors, are comprised of several industry groups.

Top Sectors
Financials	25.7%
Consumer Discretionary	21.6%
Industrials	14.2%
Materials	12.0%
Consumer Staples	9.8%
Information Technology	6.5%
Health Care	4.8%
Utilities	1.8%
Energy	1.4%
Telecommunication Services	0.8%
Other	1.4%
100.0%

Top Holdings*
Aeon Co. (M) Bhd	3.1%
Millennium & Copthorne Hotels PLC	3.0%
Bukit Sembawang Estates Ltd.	2.7%
Multi Bintang Indonesia Tbk PT	2.2%
Oriental Holdings Bhd	2.2%
United Plantations Bhd	2.1%
Tisco Financial Group PCL, Foreign Shares	2.1%
Venture Corp. Ltd.	2.0%
Holcim Indonesia Tbk PT	2.0%
Wheelock Properties (Singapore) Ltd.	2.0%
Other	76.6%
100.0%

Top Countries
Singapore	18.7%
Malaysia	18.3%
Hong Kong	10.6%
India	9.7%
Indonesia	9.0%
Thailand	8.0%
Republic of South Korea	5.1%
China	4.4%
United Kingdom	3.9%
Australia	3.5%
Other	8.8%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Semi-Annual Report 2014

Statement of Investments

April 30, 2014 (Unaudited)

Aberdeen Asia-Pacific Smaller Companies Fund

	Shares or Principal Amount	Value
COMMON STOCKS (98.6%)
AUSTRALIA (3.5%)
Consumer Discretionary (1.0%)
ARB Corp. Ltd. (a)	13,945	$158,375
Financials (1.5%)
Shopping Centres Australasia Property Group, REIT (a)	146,000	235,782
Industrials (1.0%)
Cabcharge Australia Ltd. (a)	44,416	160,326
		554,483
CHINA (4.4%)
Energy (1.4%)
Green Dragon Gas Ltd.*	22,576	208,692
Greka Engineering & Technology Ltd.*	121,761	8,224
		216,916
Financials (1.3%)
Yanlord Land Group Ltd. (a)	234,000	216,084
Materials (1.7%)
Yingde Gases Group Co. Ltd. (a)	265,500	267,741
		700,741
HONG KONG (10.6%)
Consumer Discretionary (4.3%)
Cafe de Coral Holdings Ltd. (a)	22,000	69,326
Giordano International Ltd. (a)	368,000	247,029
Hongkong & Shanghai Hotels Ltd. (The) (a)	159,520	233,289
Texwinca Holdings Ltd.	120,000	129,241
		678,885
Financials (2.9%)
AEON Credit Service (Asia) Co. Ltd. (a)	82,000	69,388
Dah Sing Financial Holdings Ltd. (a)	64,938	287,799
Public Financial Holdings Ltd.	214,000	101,577
		458,764
Industrials (2.6%)
Hong Kong Aircraft Engineering Co. Ltd. (a)	10,400	120,970
Pacific Basin Shipping Ltd. (a)	500,000	293,719
		414,689
Telecommunication Services (0.8%)
Asia Satellite Telecommunications Holdings Ltd.	34,500	137,503
		1,689,841
INDIA (9.7%)
Consumer Staples (0.9%)
Godrej Consumer Products Ltd. (a)	10,587	140,361
Health Care (1.8%)
Piramal Enterprises Ltd. (a)	6,400	57,720
Sanofi India Ltd. (a)	4,487	220,926
		278,646
Industrials (1.7%)
Container Corp. of India (a)	16,523	263,558
Information Technology (1.9%)
CMC Ltd.	6,134	145,735
MphasiS Ltd.	23,696	163,199
		308,934
Materials (2.9%)
Castrol (India) Ltd. (a)	26,485	130,451
Kansai Nerolac Paints Ltd.	5,627	118,483
Ramco Cements Ltd. (The)	60,482	216,849
		465,783
Utilities (0.5%)
Gujarat Gas Co. Ltd.	13,000	81,817
		1,539,099
INDONESIA (9.0%)
Consumer Discretionary (0.7%)
Astra Otoparts Tbk PT (a)	340,000	117,636
Consumer Staples (2.2%)
Multi Bintang Indonesia Tbk PT (a)	3,500	343,109
Financials (2.4%)
Bank OCBC NISP Tbk PT*	1,496,895	156,662
Bank Permata Tbk PT* (a)	1,943,561	225,561
		382,223
Industrials (1.1%)
AKR Corporindo Tbk PT (a)	435,000	179,503
Materials (2.6%)
Holcim Indonesia Tbk PT (a)	1,273,000	313,487
Vale Indonesia Tbk PT (a)	306,500	94,411
		407,898
		1,430,369
MALAYSIA (18.3%)
Consumer Discretionary (7.6%)
Aeon Co. (M) Bhd	110,600	498,555
Oriental Holdings Bhd	143,600	343,004
Panasonic Manufacturing Malaysia Bhd	11,600	78,861
Shangri-La Hotels Malaysia Bhd (a)	139,300	282,314
		1,202,734
Consumer Staples (4.3%)
Carlsberg Brewery Malaysia Bhd, Class B (a)	25,000	96,229
Guinness Anchor Bhd (a)	18,800	82,981
United Malacca Bhd	75,000	163,758
United Plantations Bhd	43,300	335,474
		678,442

See accompanying notes to financial statements.

2014 Semi-Annual Report

Statement of Investments (continued)

April 30, 2014 (Unaudited)

Aberdeen Asia-Pacific Smaller Companies Fund

	Shares or Principal Amount	Value
Financials (3.4%)
Alliance Financial Group Bhd (a)	148,600	$204,104
Bursa Malaysia Bhd (a)	39,600	92,101
SP Setia Bhd (a)	186,900	172,746
YNH Property Bhd (a)	120,200	72,590
		541,541
Industrials (1.0%)
Pos Malaysia Bhd (a)	115,800	159,821
Information Technology (0.3%)
Silverlake Axis Ltd. (a)	85,000	58,402
Materials (1.7%)
Batu Kawan BHD (a)	12,200	73,179
Tasek Corp. Bhd	40,400	197,453
		270,632
		2,911,572
NETHERLANDS (1.3%)
Information Technology (1.3%)
ASM International NV (a)	4,930	215,753
PHILIPPINES (3.1%)
Consumer Discretionary (0.7%)
Jollibee Foods Corp. (a)	30,420	117,492
Financials (0.6%)
Cebu Holdings, Inc.	769,000	87,975
Industrials (0.5%)
Asian Terminals, Inc. (a)	314,200	78,519
Utilities (1.3%)
Manila Water Co., Inc. (a)	345,400	206,751
		490,737
REPUBLIC OF SOUTH KOREA (5.1%)
Consumer Discretionary (1.9%)
Shinsegae Co. Ltd. (a)	1,410	306,125
Financials (3.2%)
BS Financial Group, Inc. (a)	16,750	256,459
DGB Financial Group, Inc. (a)	16,170	245,309
		501,768
		807,893
SINGAPORE (18.7%)
Consumer Staples (1.5%)
Petra Foods Ltd.	85,000	240,687
Financials (7.6%)
Ascendas Hospitality Trust, REIT (a)	192,000	110,331
Bukit Sembawang Estates Ltd. (a)	93,000	433,663
CDL Hospitality Trusts, REIT (a)	89,000	127,653
Far East Hospitality Trust, REIT (a)	234,000	165,443
Hong Leong Finance Ltd.	25,000	54,838
Wheelock Properties (Singapore) Ltd. (a)	208,000	$311,899
		1,203,827
Health Care (2.1%)
Eu Yan Sang International Ltd.	110,000	72,386
Raffles Medical Group Ltd. (a)	91,197	264,248
		336,634
Industrials (4.0%)
ComfortDelGro Corp. Ltd. (a)	144,000	244,198
SATS Ltd. (a)	60,000	151,892
SBS Transit Ltd.	9,500	9,472
Singapore Post Ltd. (a)	119,000	134,442
Yoma Strategic Holdings Ltd. (a)	160,000	90,837
		630,841
Information Technology (2.0%)
Venture Corp. Ltd. (a)	52,000	318,508
Materials (1.5%)
Straits Trading Co. Ltd.	90,500	234,606
		2,965,103
SRI LANKA (3.0%)
Financials (0.7%)
Commercial Bank of Ceylon PLC (a)	109,646	106,568
Industrials (2.3%)
Aitken Spence & Co. PLC (a)	76,756	58,109
John Keells Holdings PLC (a)	170,192	309,176
		367,285
		473,853
THAILAND (8.0%)
Consumer Discretionary (2.4%)
BEC World PCL, Foreign Shares (a)	135,200	229,023
Minor International PCL, Foreign Shares (a)	197,000	150,090
		379,113
Financials (2.1%)
Tisco Financial Group PCL, Foreign Shares (a)	267,100	328,985
Health Care (0.9%)
Bumrungrad Hospital PCL, Foreign Shares (a)	49,200	149,519
Information Technology (1.0%)
Hana Microelectronics PCL, Foreign Shares (a)	154,900	154,373
Materials (1.6%)
Siam City Cement PCL, Foreign Shares (a)	21,500	256,825
		1,268,815
UNITED KINGDOM (3.9%)
Consumer Discretionary (3.0%)
Millennium & Copthorne Hotels PLC (a)	50,001	469,388

See accompanying notes to financial statements.

Semi-Annual Report 2014

Statement of Investments (concluded)

April 30, 2014 (Unaudited)

Aberdeen Asia-Pacific Smaller Companies Fund

	Shares or Principal Amount	Value
Consumer Staples (0.9%)
M.P. Evans Group PLC	20,075	$149,475
		618,863
Total Common Stocks		15,667,122
WARRANTS (0.1%)
SRI LANKA (0.1%)
John Keells Holdings PLC, expires 11/11/16*	7,564	4,169
John Keells Holdings PLC, expires 11/12/15*	7,564	3,856
		8,025
Total Warrants		8,025
REPURCHASE AGREEMENT (1.0%)
UNITED STATES (1.0%)
Fixed Income Clearing Corp., 0.00%, dated 04/30/2014, due 05/01/2014, repurchase price $154,000, collateralized by U.S. Treasury Bond, maturing 08/15/2042; total market value of $160,950	$154,000	154,000
Total Repurchase Agreement		154,000
Total Investments (Cost $15,715,450) (b)—99.7%		15,829,147

Other assets in excess of liabilities—0.3%		48,054
Net Assets—100.0%		$15,877,201

*	Non-income producing security.
(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Board of Trustees. See Note 2(a) of the accompanying notes to financial statements.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

2014 Semi-Annual Report

Aberdeen China Opportunities Fund (Unaudited)

The Aberdeen China Opportunities Fund (Class A shares at net asset value net of fees) returned -2.48% for the six-month period ended April 30, 2014, versus the -4.45% return of its benchmark, the MSCI Zhong Hua Index, during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of China Region Funds (consisting of 92 funds) was -3.89% for the period.

The MSCI Zhong Hua Index fell during the reporting period and was among the main laggards in the region, largely owing to relatively disappointing economic activity. Although Chinese gross domestic product (GDP) growth for calendar year 2013 was steady at 7.7%, it was apparent that China was losing momentum. The unveiling of the Third Plenum reforms initially boosted market sentiment. Highlights included allowing private investments in state-owned enterprises, liberalizing the financial sector, loosening the “one-child” policy and improving labor mobility. However, worries over a few landmark bond defaults, bank runs and looming bankruptcies of real estate firms weighed on market sentiment. Premier Li Keqiang tried to assuage fears by saying there was room for more economic stimulus, but this failed to soothe investors completely. Further uncertainty was fueled by the weakening yuan. On a positive note, the pilot program of mutual market connectivity between Hong Kong and Shanghai excited investors towards the end of the period, as it was seen as a significant step towards cross-border capital market integration. The news also enhanced Hong Kong’s appeal as a capital-raising destination.

The lack of exposure to Tencent Holdings was the largest detractor from Fund performance for the reporting period. The Chinese media and telecommunications company’s shares advanced after it bought a stake in a Chinese logistics operator in a bid to boost its e-commerce business. Reports that the company may invest in a restaurant and entertainment guide website also boosted the stock price. The primary detractors among Fund holdings included apparel retailer Giordano International and food and beverage retailer China Resources Enterprise, which were hampered by the challenging global macroeconomic environment.

The top individual stock contributors to the Fund’s relative return versus the benchmark MSCI Zhong Hua Index for the reporting period included conglomerate Jardine Strategic, Green Dragon Gas (GDG) and semiconductor equipment maker ASM Pacific Technology. Shares of Jardine Strategic rose on the back of a turnaround in investor sentiment towards Indonesia in the run-up to Indonesian elections. The company has significant exposure to a wide spectrum of the Indonesian economy through Astra International, which is a subsidiary of its Jardine Cycle & Carriage unit. GDG’s shares climbed sharply after it agreed to a deal with oil company CNOOC regarding five of its production-sharing contracts in China. The agreement will secure GDG’s interest and revenue share of approximately 1,600 wells drilled by CNOOC’s subsidiary, China United Coalbed Methane Corporation. Meanwhile, ASM Pacific benefited from improved earnings, and management forecasts a better second quarter of 2014.

There were no major changes to the Fund during the reporting period.

We believe that fears of an economic slowdown in mainland China are likely to dominate market sentiment in the months ahead, while the decline in housing sales has led to anxieties of a property downturn as well. Despite the weakness in the macroeconomic environment, we do not expect monetary policymakers to implement major stimulus measures. In our opinion, the government is more likely to unveil selective spending packages instead to ensure that economic growth remains at an acceptable level of about 7%, while continuing to roll out reforms. However, we think that this begs the question of whether China will rely even more on monetary measures. That could give the economy a bigger lift but at the risk of unbridled credit growth, in our view.

Portfolio Management:

Aberdeen Asia-Pacific Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Concentrating investments in China and Hong Kong subjects the Fund to more volatility and greater risk of loss than geographically diverse mutual funds.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries.

Equity stocks of small and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Please read the prospectus for more detailed information regarding these and other risks.

Semi-Annual Report 2014

Aberdeen China Opportunities Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2014)		Six Month†		1 Yr.		5 Yr.	Inception[2]
Class A	w/o SC	(2.48%	)	(4.12%	)	13.08%	12.82%
	w/SC3	(8.07%	)	(9.63%	)	11.75%	12.15%
Class C	w/o SC	(2.83%	)	(4.84%	)	12.28%	12.00%
	w/SC4	(3.80%	)	(5.79%	)	12.28%	12.00%
Class R5	w/o SC	(2.67%	)	(4.53%	)	12.75%	12.49%
Institutional Service Class[5]	w/o SC	(2.34%	)	(3.87%	)	13.40%	13.10%
Institutional Class[5]	w/o SC	(2.34%	)	(3.87%	)	13.36%	13.11%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value per share and/or financial statement adjustments.

†	Not Annualized
1	Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on June 29, 2004.
3	A 5.75% front-end sales charge was deducted.
4	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six months and one year return because it is charged when Class C shares are sold within the first year after purchase.
5	Not subject to any sales charges.

2014 Semi-Annual Report

Aberdeen China Opportunities Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2014)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen China Opportunities Fund, Morgan Stanley Capital International (MSCI) Zhong Hua Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI Zhong Hua Index is a free float-adjusted, market capitalization-weighted index that is an aggregate of the MSCI Hong Kong Index and the MSCI China Index. The MSCI Hong Kong Index is designed to measure the performance of the large and mid cap segments of the Hong Kong market. The MSCI China Index captures large and mid capitalization across China H shares, B shares, Red chips, and P chips.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2014 (Unaudited)

Asset Allocation
Common Stocks	98.5%
Repurchase Agreement	0.5%
Other assets in excess of liabilities	1.0%
100.0%

The following chart summarizes the composition of the Fund’s portfolio, in industry classification standard sectors, expressed as a percentage of net assets. An industry classification standard sector can include more than one industry group. As of April 30, 2014, the Fund did not have more than 25% of its assets invested in any industry group. The sectors, as classified by S&P’s Global Industry Classification Standard Sectors, are comprised of several industry groups.

Top Sectors
Financials	37.9%
Consumer Discretionary	16.2%
Industrials	15.6%
Energy	10.5%
Consumer Staples	5.9%
Telecommunication Services	4.2%
Materials	3.4%
Information Technology	3.1%
Utilities	1.7%
Other	1.5%
100.0%

Top Holdings*
Jardine Strategic Holdings Ltd.	7.8%
Swire Pacific Ltd., Class B	5.8%
AIA Group Ltd.	5.2%
HSBC Holdings PLC	4.9%
MTR Corp. Ltd.	4.7%
PetroChina Co. Ltd., H Shares	4.5%
CNOOC Ltd.	4.1%
Standard Chartered PLC (HK Listing)	4.0%
Hang Lung Group Ltd.	3.7%
China Mobile Ltd.	3.3%
Other	52.0%
100.0%

Top Countries
Hong Kong	71.5%
China	25.1%
United States	2.4%
Other	1.0%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Semi-Annual Report 2014

Statement of Investments

April 30, 2014 (Unaudited)

Aberdeen China Opportunities Fund

	Shares or Principal Amount	Value
COMMON STOCKS (98.5%)
CHINA (25.1%)
Consumer Discretionary (0.6%)
Charm Communications, Inc., ADR*	44,470	$184,551
Consumer Staples (3.0%)
China Resources Enterprise Ltd. (a)	334,000	948,916
Energy (10.5%)
CNOOC Ltd. (a)	805,000	1,324,316
Green Dragon Gas Ltd.*	58,000	536,151
Greka Drilling Ltd.*	225,000	44,162
Greka Engineering & Technology Ltd.*	174,000	11,751
PetroChina Co. Ltd., H Shares (a)	1,258,000	1,448,216
		3,364,596
Financials (4.9%)
China Merchants Bank Co. Ltd., A Shares (a)(b)	415,000	666,356
China Vanke Co. Ltd., A Shares (a)(b)	350,000	442,419
Yanlord Land Group Ltd. (a)	520,000	480,187
		1,588,962
Materials (2.8%)
Huaxin Cement Co. Ltd., B Shares (a)	186,400	284,096
Yingde Gases Group Co. Ltd. (a)	617,000	622,208
		906,304
Telecommunication Services (3.3%)
China Mobile Ltd. (a)	112,500	1,070,828
		8,064,157
HONG KONG (71.5%)
Consumer Discretionary (13.7%)
AEON Stores (Hong Kong) Co. Ltd.	286,500	365,472
Giordano International Ltd. (a)	1,074,000	720,949
Hongkong & Shanghai Hotels Ltd. (The) (a)	550,757	805,451
Li & Fung Ltd. (a)	498,380	725,430
Samsonite International SA (a)	276,200	879,381
Shangri-La Asia Ltd. (a)	294,000	482,414
Texwinca Holdings Ltd.	386,000	415,726
		4,394,823
Consumer Staples (2.9%)
Convenience Retail Asia Ltd.	122,000	82,142
Dairy Farm International Holdings Ltd.	81,900	836,199
		918,341
Financials (33.0%)
AIA Group Ltd. (a)	345,400	1,679,885
Dah Sing Banking Group Ltd. (a)	289,440	432,629
Hang Lung Group Ltd. (a)	222,000	1,205,629
Hang Lung Properties Ltd. (a)	114,000	341,497
Hong Kong Exchanges and Clearing Ltd. (a)	34,900	627,618
HSBC Holdings PLC (a)	152,672	1,562,199
Standard Chartered PLC (HK Listing) (a)	58,008	1,271,775
Swire Pacific Ltd., Class A (a)	25,000	288,576
Swire Pacific Ltd., Class B (a)	835,000	1,853,960
Swire Properties Ltd. (a)	265,400	802,698
Wing Hang Bank Ltd.	33,198	534,391
		10,600,857
Industrials (15.6%)
Hong Kong Aircraft Engineering Co. Ltd. (a)	43,200	502,492
Jardine Strategic Holdings Ltd. (a)	70,000	2,504,385
MTR Corp. Ltd. (a)	398,844	1,512,334
Pacific Basin Shipping Ltd. (a)	856,000	502,847
		5,022,058
Information Technology (3.1%)
ASM Pacific Technology Ltd.	90,100	1,000,601
Materials (0.6%)
Hung Hing Printing Group Ltd. (a)	1,288,000	204,116
Telecommunication Services (0.9%)
Asia Satellite Telecommunications Holdings Ltd.	75,500	300,911
Utilities (1.7%)
Hong Kong & China Gas Co. Ltd. (a)	229,000	528,396
		22,970,103
UNITED STATES (1.9%)
Consumer Discretionary (1.9%)
Yum! Brands, Inc.	7,700	592,823
Total Common Stocks		31,627,083
REPURCHASE AGREEMENT (0.5%)
UNITED STATES (0.5%)
Fixed Income Clearing Corp., 0.00%, dated 04/30/2014, due 05/01/2014, repurchase price $165,000 collateralized by U.S. Treasury Bond, maturing 05/15/2042; total market value of $171,588	$165,000	165,000
Total Repurchase Agreement		165,000
Total Investments (Cost $30,980,545) (c)—99.0%		31,792,083

Other assets in excess of liabilities—1.0%		332,904
Net Assets—100.0%		$32,124,987

*	Non-income producing security.
(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Board of Trustees. See Note 2(a) of the accompanying notes to financial statements.
(b)	China A shares. These shares are issued in local currency, traded in the local stock markets and are held through a qualified foreign institutional investor license.
(c)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt

See accompanying notes to financial statements.

2014 Semi-Annual Report

Aberdeen Emerging Markets Fund (Unaudited)

The Aberdeen Emerging Markets Fund (Class A shares at net asset value net of fees) returned -2.30% for the six-month period ended April 30, 2014, versus the -2.87% return of its benchmark, the MSCI Emerging Markets Index, during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Emerging Markets Funds (consisting of 696 funds) was -1.78% for the period.

Emerging market equities, as measured by the MSCI Emerging Markets Index, declined and underperformed their developed market peers, as represented by the MSCI World Index, over the reporting period. Lingering worries over the impact of the U.S. Federal Reserve’s (Fed) tapering of its asset purchase program and resurgent fears of a marked economic slowdown in China dampened sentiment initially, but markets later rebounded as these concerns eased. Expectations that the Chinese government will pump prime the economy following soft economic data and hopes of possible electoral changes in several developing countries provided further support. The gains, however, failed to reverse the earlier losses. Central and Eastern Europe were the primary overall market laggards, dragged down by heightened political tension over Russia’s intervention in Ukraine and its subsequent annexation of Crimea. Latin America also underperformed, partly on concerns that China’s slowing growth would depress commodity prices. Among emerging Asian markets, China and Thailand lagged. Chinese equities were weak as soft economic data and worries over bank runs and looming bankruptcies of real estate firms weighed on investor sentiment. China’s currency, the renminbi, also depreciated against the U.S. dollar after authorities widened the currency’s trading band. In Thailand, months of political discord weighed on the economy and stock market. The Thailand army subsequently declared a coup shortly after a new caretaker prime minister took over from Yingluck Shinawatra.

During the reporting period, the Fund’s holding in Samsung Electronics was one of the biggest contributors to performance at the stock level. The Korean company’s preferred shares–which the Fund holds–rose, narrowing its discount to the common shares. Samsung’s management forecast better performance in the second quarter of 2014 as it expects the Galaxy 5 smartphone to enjoy benefits of scale, while rising shipments of faster-processing products should boost profitability in its memory division. The lack of exposure to Sberbank also aided performance as shares of the Russian lender fell in tandem with the local stock market amid fears of a wider economic fallout from an extended standoff between Russia and the West over Ukraine. GlaxoSmithKline Pharmaceuticals also bolstered Fund performance for the period. Shares of the Indian drug-maker rose after its parent initiated an open offer to increase its stake to 75% from the current 50.7%; we subsequently sold the shares to the parent company as we believed that the offer was attractively priced.

The main laggards in the Fund’s portfolio at the stock level were two Russian holdings: oil and gas company Lukoil and grocery chain store operator Magnit. Shares of both companies declined along with the Russian stock market on fears of a wider economic fallout from an extended standoff between Russia and the West over Ukraine. The lack of exposure to Hong Kong-listed Internet company Tencent Holdings also detracted from Fund performance. The company’s stock price surged after it bought a stake in a Chinese logistics company in a bid to boost its e-commerce business, while reports that it may invest in an entertainment guide website also buoyed its shares. However, the shares sold off towards the end of the reporting period on investors’ concerns that companies in the industry are overvalued. We remain deterred by what in our view is its high valuation and opaque ownership structure.

Regarding Fund activity during the reporting period, we took the opportunity to add to a number of holdings in companies that we believed were trading on attractive valuations, including Russian grocery chain store operator Magnit.

In our opinion, emerging markets may remain unsettled in the coming months, despite relative calm in some markets. Uncertainty over the Fed’s monetary policy persists, while the continuing crisis in Ukraine and tense election campaigns in several developing countries have heightened geopolitical risks. We think that further turmoil in Ukraine could spill beyond regional economies and potentially lead to a renewed bout of risk aversion in global financial markets. And while exports have picked up in recent months, we believe that the marginal uptick masks a divergence between regions; emerging Asia and Eastern Europe appear to be faring better than Latin America. However, we feel that these headwinds should blow over. Evidence of economic rebalancing and hopes that elections will usher in more reforms have already helped certain markets rebound, including Indonesia and India. In China, the government has responded to slowing economic growth by accelerating railway investment, improving low-income housing and extending tax breaks to small businesses. Although relatively smaller than previous stimulus packages, we believe that these targeted measures should help support growth without undermining financial stability. Meanwhile, investor sentiment towards emerging markets appears to be improving, in our opinion, as investors return to the asset class. At the corporate level, earnings generally are expected to recover as companies continue adjusting to the cyclical slowdown by refocusing on profitability and trimming excess costs.

Portfolio Management:

Aberdeen Global Emerging Markets Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Semi-Annual Report 2014

Aberdeen Emerging Markets Fund (Unaudited) (concluded)

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries.

Equity stocks of small and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Please read the prospectus for more detailed information regarding these and other risks.

2014 Semi-Annual Report

Aberdeen Emerging Markets Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2014)		Six Month†		1 Yr.		5 Yr.	Inception[2]
Class A3	w/o SC	(2.30%	)	(6.50%	)	16.23%	7.85%
	w/SC4	(7.89%	)	(11.88%	)	14.86%	6.94%
Class C3	w/o SC	(2.59%	)	(7.11%	)	15.93%	7.66%
	w/SC5	(3.56%	)	(8.03%	)	15.93%	7.66%
Class R3,6	w/o SC	(2.47%	)	(6.81%	)	16.10%	7.77%
Institutional Service Class[6,7]	w/o SC	(2.25%	)	(6.42%	)	16.20%	7.83%
Institutional Class[6]	w/o SC	(2.15%	)	(6.22%	)	16.38%	7.95%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value per share and/or financial statement adjustments.

†	Not Annualized
1	Returns prior to November 23, 2009 reflect the performance of a predecessor fund, (the “Predecessor Fund”). The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on May 11, 2007.
3	Returns before the first offering of Class A, Class C and Class R (May 21, 2012) are based on the previous performance of the Institutional Class. The performance of the Institutional Class is substantially similar to what Class A, Class C and Class R would have produced because all classes invest in the same portfolio of securities. Returns for Class A, C and R shares would only differ to the extent of the differences in expenses of the classes.
4	A 5.75% front-end sales charge was deducted.
5	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six months and one year return because it is charged when Class C shares are sold within the first year after purchase.
6	Not subject to any sales charges.
7	Returns before the first offering of the Institutional Service Class (November 23, 2009) are based on the previous performance of the Institutional Class. This performance is substantially similar to what Institutional Service Class would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares would only differ to the extent of the differences in expenses of the two classes.

Semi-Annual Report 2014

Aberdeen Emerging Markets Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2014)

Comparative performance of $10,000 invested in Institutional Class shares of the Aberdeen Emerging Markets Fund, Morgan Stanley Capital International (MSCI) Emerging Markets Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI Emerging Markets Index is a free float-adjusted, market capitalization-weighted index that captures large and mid cap representation across 23 Emerging Markets countries including: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2014 (Unaudited)

Asset Allocation
Common Stocks	88.1%
Preferred Stocks	10.0%
Repurchase Agreement	1.3%
Other assets in excess of liabilities	0.6%
100.0%

The following chart summarizes the composition of the Fund’s portfolio, in industry classification standard sectors, expressed as a percentage of net assets. An industry classification standard sector can include more than one industry group. As of April 30, 2014, the Fund did not have more than 25% of its assets invested in any industry group. The sectors, as classified by S&P’s Global Industry Classification Standard Sectors, are comprised of several industry groups.

Top Sectors
Financials	35.9%
Consumer Staples	14.9%
Energy	12.7%
Information Technology	11.0%
Consumer Discretionary	8.6%
Materials	8.1%
Telecommunication Services	4.5%
Health Care	1.3%
Industrials	1.1%
Other	1.9%
100.0%
Top Holdings*
Samsung Electronics Co. Ltd., Preferred Shares	4.9%
Taiwan Semiconductor Manufacturing Co. Ltd.	3.6%
China Mobile Ltd.	3.3%
Housing Development Finance Corp. Ltd.	3.3%
Fomento Economico Mexicano SAB de CV, ADR	2.9%
Banco Bradesco SA, ADR, Preferred Shares	2.8%
Astra International Tbk PT	2.8%
Grupo Financiero Banorte SAB de CV	2.7%
Vale SA, ADR	2.7%
Lukoil OAO, ADR	2.6%
Other	68.4%
100.0%

Top Countries
Brazil	14.1%
India	13.0%
Hong Kong	7.7%
Mexico	7.1%
South Africa	6.6%
Republic of South Korea	6.2%
China	5.6%
Turkey	5.5%
Thailand	4.9%
Taiwan	4.8%
Other	24.5%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

2014 Semi-Annual Report

Statement of Investments

April 30, 2014 (Unaudited)

Aberdeen Emerging Markets Fund

	Shares or Principal Amount	Value
COMMON STOCKS (88.1%)
BRAZIL (9.0%)
Consumer Discretionary (1.2%)
Lojas Renner SA	4,246,710	$124,939,646
Consumer Staples (1.0%)
Souza Cruz SA	12,070,988	110,166,882
Energy (2.7%)
Petroleo Brasileiro SA, ADR	1,619,000	22,471,720
Ultrapar Participacoes SA	10,506,000	263,763,149
		286,234,869
Financials (1.4%)
Banco Bradesco SA	1,490,600	22,896,311
Multiplan Empreendimentos Imobiliarios SA	5,577,629	123,271,917
		146,168,228
Materials (2.7%)
Vale SA, ADR	21,620,901	285,828,311
		953,337,936
CHILE (1.4%)
Financials (1.4%)
Banco Santander Chile, ADR	6,307,846	153,091,422
CHINA (5.6%)
Energy (2.3%)
PetroChina Co. Ltd., H Shares (a)	209,438,200	241,106,308
Telecommunication Services (3.3%)
China Mobile Ltd. (a)	36,190,600	344,479,281
		585,585,589
HONG KONG (7.7%)
Financials (7.7%)
AIA Group Ltd. (a)	54,717,000	266,121,244
Hang Lung Group Ltd. (a)	25,049,000	136,035,111
Hang Lung Properties Ltd. (a)	38,882,000	116,474,408
Swire Pacific Ltd., Class A (a)	18,401,000	212,403,610
Swire Pacific Ltd., Class B (a)	15,945,000	35,402,871
Swire Properties Ltd. (a)	13,957,100	42,213,023
		808,650,267
HUNGARY (1.3%)
Consumer Discretionary (0.0%)
Danubius Hotel and Spa PLC*	2,039	51,643
Health Care (1.3%)
Richter Gedeon Nyrt (a)	7,372,840	126,277,808
Richter Gedeon Nyrt., GDR	410,000	7,019,200
		133,297,008
		133,348,651
INDIA (13.0%)
Consumer Discretionary (1.2%)
Hero MotoCorp Ltd.* (a)	3,354,597	123,510,752
Consumer Staples (3.1%)
Hindustan Unilever Ltd. (a)	15,700,443	148,376,128
ITC Ltd. (a)	31,861,000	179,897,305
		328,273,433
Financials (4.3%)
Housing Development Finance Corp. Ltd. (a)	22,799,000	340,699,388
ICICI Bank Ltd. (a)	5,146,900	106,681,908
ICICI Bank Ltd., ADR	32,100	1,369,707
		448,751,003
Health Care (0.0%)
GlaxoSmithKline Pharmaceuticals Ltd.	103,220	4,227,031
Information Technology (2.5%)
Infosys Ltd. (a)	5,034,515	267,619,629
Materials (1.9%)
Grasim Industries Ltd. (a)	846,892	37,024,038
Grasim Industries Ltd., GDR* (a)(b)	13,359	583,129
UltraTech Cement Ltd. (a)	4,743,118	160,076,832
UltraTech Cement Ltd., GDR	13,918	469,524
		198,153,523
		1,370,535,371
INDONESIA (2.8%)
Consumer Discretionary (2.8%)
Astra International Tbk PT (a)	458,020,400	295,098,911
ITALY (2.2%)
Energy (2.2%)
Tenaris SA, ADR	5,262,000	231,791,100
MALAYSIA (2.3%)
Financials (2.3%)
CIMB Group Holdings Bhd (a)	46,713,542	107,608,889
Public Bank Bhd (a)	22,182,200	136,933,136
		244,542,025
MEXICO (7.1%)
Consumer Discretionary (0.0%)
Consorcio ARA SAB de CV*	3,467,000	1,526,431
Consumer Staples (3.3%)
Fomento Economico Mexicano SAB de CV, ADR	3,304,501	299,949,556
Organizacion Soriana SAB de CV, Class B*	15,206,779	44,064,817
		344,014,373
Financials (2.7%)
Grupo Financiero Banorte SAB de CV	43,229,148	287,109,413
Industrials (1.1%)
Grupo Aeroportuario del Sureste SAB de CV, ADR, B Shares	951,715	116,347,159
		748,997,376

See accompanying notes to financial statements.

Semi-Annual Report 2014

Statement of Investments (continued)

April 30, 2014 (Unaudited)

Aberdeen Emerging Markets Fund

	Shares or Principal Amount	Value
PHILIPPINES (3.0%)
Financials (3.0%)
Ayala Corp. (a)	3,958,000	$55,522,952
Ayala Land, Inc. (a)	195,247,800	132,313,832
Bank of Philippine Islands (a)	64,725,894	131,940,882
		319,777,666
POLAND (2.2%)
Consumer Staples (0.2%)
Jeronimo Martins SGPS SA (a)	902,404	15,782,481
Financials (2.0%)
Bank Pekao SA (a)	3,352,062	215,136,716
		230,919,197
REPUBLIC OF SOUTH KOREA (1.3%)
Consumer Staples (1.3%)
E-Mart Co. Ltd. (a)	603,019	137,890,096
RUSSIA (3.9%)
Consumer Staples (1.3%)
Magnit OJSC* (a)	691,145	137,099,888
Energy (2.6%)
Lukoil OAO, ADR	5,115,000	270,685,800
		407,785,688
SOUTH AFRICA (6.6%)
Consumer Discretionary (2.2%)
Truworths International Ltd. (a)	29,189,395	234,515,898
Consumer Staples (3.1%)
Massmart Holdings Ltd. (a)	8,464,282	112,189,384
SABMiller PLC (a)	3,873,100	210,631,148
		322,820,532
Materials (1.3%)
BHP Billiton PLC (a)	4,145,549	134,588,510
		691,924,940
TAIWAN (4.8%)
Information Technology (3.6%)
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	97,968,117	384,951,539
Telecommunication Services (1.2%)
Taiwan Mobile Co. Ltd. (a)	37,660,255	121,562,132
		506,513,671
THAILAND (4.9%)
Energy (1.0%)
PTT Exploration & Production PCL, Foreign Shares	20,937,800	103,344,772
Financials (2.1%)
Siam Commercial Bank PCL, Foreign Shares	44,670,100	225,568,632
Materials (1.8%)
Siam Cement PCL, Foreign Shares (b)	11,254,200	151,990,916
Siam Cement PCL, NVDR (a)	2,365,300	31,777,415
		183,768,331
		512,681,735
TURKEY (5.5%)
Consumer Staples (1.6%)
BIM Birlesik Magazalar A.S. (a)	7,518,088	174,032,880
Financials (3.9%)
Akbank T.A.S. (a)	60,538,946	212,535,122
Turkiye Garanti Bankasi A.S. (a)	53,815,599	198,240,401
		410,775,523
		584,808,403
UNITED KINGDOM (2.3%)
Financials (2.3%)
Standard Chartered PLC (a)	11,425,934	247,454,173
UNITED STATES (1.2%)
Consumer Discretionary (1.2%)
Yum! Brands, Inc.	1,625,000	125,108,750
Total Common Stocks		9,289,842,967
PREFERRED STOCKS (10.0%)
BRAZIL (5.1%)
Energy (1.9%)
Petroleo Brasileiro SA, ADR, Preferred Shares	13,185,900	195,151,320
Financials (2.8%)
Banco Bradesco SA, ADR, Preferred Shares	19,877,586	295,579,704
Materials (0.4%)
Vale SA, ADR, Preferred Shares	3,716,416	44,113,858
		534,844,882
REPUBLIC OF SOUTH KOREA (4.9%)
Information Technology (4.9%)
Samsung Electronics Co. Ltd., Preferred Shares (a)	516,791	519,674,120
Total Preferred Stocks		1,054,519,002
REPURCHASE AGREEMENT (1.3%)
UNITED STATES (1.3%)
Fixed Income Clearing Corp., 0.00%, dated 04/30/2014, due 05/01/2014, repurchase price $136,450,000, collateralized by U.S. Treasury Bonds, maturing 05/15/2042 - 08/15/2042; total market value of $139,183,263.	$136,450,000	136,450,000
Total Repurchase Agreement		136,450,000
Total Investments (Cost $9,665,230,064) (c)—99.4%		10,480,811,969

Other assets in excess of liabilities—0.6%		65,292,910
Net Assets—100.0%		$10,546,104,879

See accompanying notes to financial statements.

2014 Semi-Annual Report

Statement of Investments (concluded)

April 30, 2014 (Unaudited)

Aberdeen Emerging Markets Fund

*	Non-income producing security.
(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Board of Trustees. See Note 2(a) of the accompanying notes to financial statements.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt

See accompanying notes to financial statements.

Semi-Annual Report 2014

Aberdeen Equity Long-Short Fund (Unaudited)

The Aberdeen Equity Long-Short Fund (Class A shares at net asset value net of fees) returned -0.45% for the six-month period ended April 30, 2014, versus 0.02% for its benchmark, the Citigroup 3-Month Treasury Bill Index, and 8.36% for the broader-market Standard & Poor’s (S&P) 500® Index, for the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Alternative Long/Short Equity Funds (consisting of 215 funds) was 3.21% for the period.

North American equities posted healthy gains for the six-month period ended April 30, 2014, and outperformed most other global equity markets. Shares of large-cap companies, as measured by the U.S. broader-market S&P 500® Index, significantly outperformed versus their small-cap counterparts, as represented by the Russell 2000® Index.1 Nine of the ten sectors within the S&P 500® Index garnered positive returns for the period, led by the utilities, healthcare and information technology sectors. Conversely, telecommunication services, the only index sector to record a negative return for the reporting period, and consumer discretionary were the primary market laggards.

We view much of the market activity over the reporting period as representing a more speculative style of investing: smaller, fast-growing and less profitable companies, along with those with weak and highly financially leveraged balance sheets, performed very well. Towards the end of the period, the market abruptly changed characterization, as investors began to rotate away from shares of companies with less liquidity and momentum-driven performance.

Investors’ optimism over the reporting period was buoyed by generally positive corporate earnings reports and steady but moderate overall improvement in economic data. This offset some uncertainty late in the reporting period resulting from Russia’s expansion of its military presence in the Crimea region of Ukraine. The first month of the period was marked by volatility amid speculation concerning the Federal Reserve’s (Fed) possible tapering of monetary policy easing. The Fed subsequently began to reduce its $85 billion-per-month asset purchase program in $10 billion increments in January and continued its tapering through the end of the reporting period. New Fed Chair Janet Yellen’s first press conference in March had an immediate impact on market expectations, whether intended or not. Her comments were viewed as surprisingly “hawkish,” prompting investors to bring forward their expectations for the timing of the first increase in official rates. On the economic front, U.S. gross domestic product (GDP) grew just 0.1% in the first quarter of 2014–down sharply from the 2.6% increase in the fourth quarter of 2013–as a decline in imports offset higher consumer spending. The harsh winter weather in much of the country contributed to the slower growth. There were some mixed data regarding the employment situation. U.S. nonfarm payrolls grew by more than 900,000 during the six-month period, while the unemployment rate fell to 6.3%—its lowest point since September 2008. However, there was no change in the labor force participation rate, which at the end of the reporting period remained at a 36-year low.

Fund performance for the reporting period was hampered largely by short positions in the information technology and industrials sectors. The primary detractors among individual positions included short exposures to asset management firm Legg Mason, oil drilling services provider Patterson-UTI Energy, and payment-processing services provider VeriFone Systems.

Shares of Legg Mason, which the Fund holds as a paired position against a long holding in asset manager Blackrock, performed well as the company posted better-than-expected results for the fourth quarter of 2013. However, Legg Mason still has a net debt balance sheet and structurally lower margins compared to those of most asset managers. The stock prices of both Patterson-UTI Energy and VeriFone Systems rallied on investors’ rising expectations for improvement in the companies’ fundamentals.2

Long positions in the information technology and financials enhanced Fund performance for the reporting period. The most notable contributors among individual positions were long holdings in defense contractor Lockheed Martin and enterprise software company Oracle Corp., as well as a short position in sporting goods retailer Lululemon Athletica. Lockheed Martin saw healthy year-over-year earnings growth for the first quarter of 2014, as higher margins in four of its five business segments offset an overall decline in revenue. Oracle Corp.’s results for the third quarter of its 2013 fiscal year were bolstered mainly by sizeable year-over-year revenue growth in its hardware business, though margins in the segment declined. The company continues to transition its model towards cloud-based offerings. Lululemon Athletica’s shares moved lower along with those of its peers in the retail sector amid a slowdown in U.S. consumer spending.

Notable changes to the Fund over the reporting period included the initiation of long positions in credit-reporting agency Equifax; International Flavors & Fragrances, a global manufacturer of additives for food and perfumes; payment services and network provider American Express; and PVH Corp., which markets several well-known clothing brands, including Calvin Klein and Tommy Hilfiger. We believe that PVH Corp. has the ability to continue growing its brands while reaping cost-savings after the consolidation of the Calvin Klein licenses it purchased through its acquisition of Warnaco. Conversely, we exited the Fund’s long positions in office products retailer Staples, as we think that the company continues to face a tougher business environment. We also sold long holdings in networking equipment maker Cisco Systems and Canadian transportation equipment manufacturer Bombardier.

1

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

2	Fundamentals include metrics such as returns on equity, operating margins, and cash-flow generation.

2014 Semi-Annual Report

Aberdeen Equity Long-Short Fund (Unaudited) (concluded)

We initiated a short exposure to financial services company Comerica as a paired position against the Fund’s long holding in Wells Fargo & Co. Other new short positions included iRobot Corp. (IRBT), a robotic technology firm; packaged foods maker B&G Foods; Fastenal Company, a distributor of industrial and construction supplies; organic and natural foods grocer Whole Foods Market; and PowerShares QQQ Trust Series, an exchange-traded fund (ETF) which seeks to replicate the performance of the Nasdaq 100 Index.3 We closed short positions in Badger Meter, a manufacturer of products incorporating flow measurement and control technologies, USG Corp., a manufacturer of building materials; and Lululemon Athletica.

The Fund ended the reporting period with a net position of approximately 46% and a gross exposure of roughly 122%.

Despite what has felt like significantly more volatility entering the market in recent months, equities have nonetheless held up reasonably well in the face of political tensions, concerns about growth in certain emerging markets, and continued Fed tapering. The tone of the market has changed, however, with many of the high-growth technology companies feeling the gravitational pulls of a valuation correction, while traditional value and high-quality stocks have begun to outperform the overall market. We believe that this environment generally suits our investment style well.

In our view, increased market volatility may persist in the near term, driven by a continuation of uncertainty around the path and pace of interest rates, and uncertain political issues globally. The fiscal issues have gone quiet for now, but ultimately we believe the numerous cases of corporate tax inversion, highlighted most recently by Pfizer’s tax-motivated bid for AstraZeneca, will encourage the government rework policy. However, we think that this may take years. Corporates remain in good shape, in our opinion, and have continued distributing capital, but anecdotally now also seem more focused on mergers and acquisitions (M&A) and capital investment than six months ago. The issue for many companies remains finding revenue growth amid what remains tepid GDP expansion, and a slower contribution from emerging markets.

The market appreciation over the past year has continued to outpace the underlying earnings growth of constituent companies; therefore, in our opinion valuation expansion has been the main driver of performance.

Despite this revaluation, forward earnings multiples remain in line with longer-term averages, which we do not view as prohibitive. We do, however, see the market being led by underlying earnings and cash-flow growth as opposed to any considerable multiple expansion. We continue to expect operating profit growth of mid-single digits for large-cap companies and double digits for their small-cap counterparts for the remainder of 2014, with additional returns generated by corporate share repurchases and dividends.

Portfolio Management:

Aberdeen North American Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

There are special risks associated with selling securities short. A short position will lose value as the security’s price increases. Theoretically, the loss on a short sale can be unlimited. The use of leverage will also increase market exposure and magnify risk.

Equity stocks of small- and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Please read the prospectus for more detailed information regarding these and other risks.

3	The Nasdaq 100 Index includes 100 of the largest domestic and international non-financial securities listed on the Nasdaq Stock Market based on market capitalization.

Semi-Annual Report 2014

Aberdeen Equity Long-Short Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30 , 2014)		Six Month†		1 Yr.		5 Yr.	10 Yr.
Class A	w/o SC	(0.45%	)	2.42%		3.23%	3.74%
	w/SC2	(6.18%	)	(3.48%	)	2.02%	3.12%
Class C	w/o SC	(0.77%	)	1.75%		2.51%	3.00%
	w/SC3	(1.74%	)	0.76%		2.51%	3.00%
Class R4	w/o SC	(0.64%	)	1.97%		2.90%	3.42%
Institutional Service Class[4,5]	w/o SC	(0.45%	)	2.56%		3.34%	3.93%
Institutional Class[4,6]	w/o SC	(0.36%	)	2.62%		3.51%	4.01%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value per share and/or financial statement adjustments.

†	Not Annualized
1	Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from prior to June 23, 2008. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please see footnotes for the relevant classes and consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six months and one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.
5	Returns before the first offering of the Institutional Service Class (November 1, 2009) are based on the previous performance of the Institutional Class. The performance is substantially similar to what the Institutional Service Class would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares have not been adjusted to reflect the expenses of the Institutional Service Class shares.
6	Returns through June 28, 2004 (prior to the commencement of operations of the Institutional Class) are based on the previous performance of the Class A shares of the Predecessor Fund. Excluding the effects of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because all classes invest in the same portfolio of securities. Returns for Institutional Class shares have been adjusted to eliminate sales charges that do not apply to that class but have not been adjusted to reflect its lower expenses.

2014 Semi-Annual Report

Aberdeen Equity Long-Short Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2014)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Equity Long-Short Fund, the S&P 500® Index, the Citigroup 3-Month Treasury Bill Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2014. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The S&P 500® Index is a market capitalization-weighted index that includes 500 leading companies in leading industries of the U.S. economy. Focusing on the large-cap segment of the market, the S&P 500® Index covers approximately 80% of available U.S. market capitalization. The Citigroup 3-Month Treasury Bill Index consists of the last three three-month Treasury bill issues and measures monthly return equivalents of yield averages that are not marked to market.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2014 (Unaudited)

Long Positions
Asset Allocation
Common Stocks	83.8%
Repurchase Agreement	15.3%
Other assets in excess of liabilities	0.9%
100.0%

The following chart summarizes the composition of the Fund’s portfolio, in industry classification standard sectors, expressed as a percentage of net assets. An industry classification standard sector can include more than one industry group. As of April 30, 2014, the Fund did not have more than 25% of its assets invested in any industry group. The sectors, as classified by S&P’s Global Industry Classification Standard Sectors, are comprised of several industry groups.

Top Sectors
Information Technology	15.0%
Industrials	11.4%
Consumer Staples	10.8%
Consumer Discretionary	10.7%
Health Care	9.7%
Financials	9.5%
Energy	9.2%
Materials	7.5%
Other	16.2%
100.0%
Top Holdings*
Wells Fargo & Co.	2.6%
Comcast Corp., Class A	2.6%
QUALCOMM, Inc.	2.6%
CVS Caremark Corp.	2.6%
National Oilwell Varco, Inc.	2.6%
Philip Morris International, Inc.	2.5%
Costco Wholesale Corp.	2.4%
Precision Castparts Corp.	2.3%
Nucor Corp.	2.3%
PepsiCo, Inc.	2.2%
Other	75.3%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Semi-Annual Report 2014

Aberdeen Equity Long-Short Fund (Unaudited) (concluded)

Short Positions
Asset Allocation
Common Stocks	36.9%
Exchange Traded Funds	1.1%
Other assets in excess of liabilities	62.0%
100.0%

Top Sectors
Industrials	7.8%
Consumer Discretionary	7.8%
Financials	5.2%
Consumer Staples	4.9%
Information Technology	4.7%
Health Care	4.0%
Energy	2.5%
Other	63.1%
100.0%
Top Holdings
Legg Mason, Inc.	2.1%
CA, Inc.	1.9%
Illinois Tool Works, Inc.	1.8%
Leggett & Platt, Inc.	1.8%
FactSet Research Systems, Inc.	1.8%
Comerica, Inc.	1.7%
Con-way, Inc.	1.6%
Northrop Grumman Corp.	1.6%
PACCAR, Inc.	1.5%
Darden Restaurants, Inc.	1.5%
Other	82.7%
100.0%

2014 Semi-Annual Report

Statement of Investments

April 30, 2014 (Unaudited)

Aberdeen Equity Long-Short Fund

	Shares or Principal Amount	Value
COMMON STOCKS — LONG POSITIONS (83.8%)
Consumer Discretionary (10.7%)
Ascena Retail Group, Inc.*	349,900	$6,018,280
BorgWarner, Inc.	197,600	12,278,864
Comcast Corp., Class A	309,500	16,019,720
PVH Corp.	49,800	6,253,386
Target Corp.	210,800	13,016,900
TJX Cos., Inc.	206,600	12,019,988
		65,607,138
Consumer Staples (10.8%)
Costco Wholesale Corp.	127,000	14,691,360
CVS Caremark Corp.	218,500	15,889,320
Kraft Foods Group, Inc.	118,766	6,753,035
PepsiCo, Inc.	161,400	13,862,646
Philip Morris International, Inc.	176,700	15,095,481
		66,291,842
Energy (9.2%)
Apache Corp.	113,900	9,886,520
Chevron Corp.	42,600	5,347,152
ConocoPhillips	70,600	5,246,286
National Oilwell Varco, Inc.	200,000	15,706,000
Schlumberger Ltd.	98,100	9,962,055
TransCanada Corp.	228,600	10,659,618
		56,807,631
Financials (9.5%)
Aflac, Inc.	74,100	4,647,552
American Express Co.	84,200	7,361,606
BlackRock, Inc.	31,900	9,601,900
IntercontinentalExchange Group, Inc.	66,200	13,533,928
Jones Lang LaSalle, Inc.	57,700	6,686,853
Wells Fargo & Co.	327,100	16,237,244
		58,069,083
Health Care (9.7%)
Aetna, Inc.	171,000	12,217,950
Covance, Inc.*	51,300	4,528,764
Gilead Sciences, Inc.*	134,200	10,533,358
Johnson & Johnson	93,600	9,480,744
Pfizer, Inc.	416,900	13,040,632
Waters Corp.*	96,800	9,538,672
		59,340,120
Industrials (11.4%)
Canadian National Railway Co.	216,200	12,662,834
Deere & Co.	109,700	10,239,398
Emerson Electric Co.	197,700	13,479,186
Equifax, Inc.	112,000	7,930,720
Lockheed Martin Corp.	69,300	11,374,902
Precision Castparts Corp.	56,100	14,198,349
		69,885,389
Information Technology (15.0%)
Alliance Data Systems Corp.*	38,200	9,240,580
Cognizant Technology Solutions Corp., Class A*	268,700	12,872,073
EMC Corp.	461,900	11,917,020
FEI Co.	91,900	7,307,888
MICROS Systems, Inc.*	237,600	12,236,400
Oracle Corp.	292,900	11,973,752
QUALCOMM, Inc.	202,497	15,938,539
Visa, Inc., Class A	53,120	10,762,643
		92,248,895
Materials (7.5%)
International Flavors & Fragrances, Inc.	93,500	9,211,620
Nucor Corp.	273,000	14,127,750
Potash Corp. of Saskatchewan, Inc.	326,100	11,791,776
Praxair, Inc.	85,900	11,214,245
		46,345,391
Total Common Stocks — Long Positions		514,595,489
REPURCHASE AGREEMENT (15.3%)
Fixed Income Clearing Corp., 0.00%, dated 04/30/2014, due 05/01/2014, repurchase price $93,817,000 collateralized by U.S. Treasury Bond, maturing 05/15/2042; total market value of $95,694,813	$93,817,000	93,817,000
Total Repurchase Agreement		93,817,000
Total Investments (Cost $500,801,561) (a)—99.1%		608,412,489

Other assets in excess of liabilities—0.9%		5,710,921
Net Assets—100.0%		$614,123,410

* Non-income producing security.
(a) See notes to financial statements for tax unrealized appreciation/depreciation of securities.

See accompanying notes to financial statements.

Semi-Annual Report 2014

Statement of Investments (concluded)

April 30, 2014 (Unaudited)

Aberdeen Equity Long-Short Fund

	Shares or Principal Amount	Value
COMMON STOCKS — SHORT POSITIONS (36.9%)
Consumer Discretionary (7.8%)
Apollo Education Group, Inc.*	189,900	$5,480,514
Carnival Corp.	238,300	9,367,573
Darden Restaurants, Inc.	190,600	9,474,726
Garmin Ltd.	144,000	8,222,400
iRobot Corp.*	127,500	4,271,250
Leggett & Platt, Inc.	331,500	10,893,090
		47,709,553
Consumer Staples (4.9%)
B&G Foods, Inc.	242,400	7,950,720
Campbell Soup Co.	151,000	6,868,990
United Natural Foods, Inc.*	135,300	9,339,759
Whole Foods Market, Inc.	124,200	6,172,740
		30,332,209
Energy (2.5%)
Denbury Resources, Inc.	366,000	6,156,120
Patterson-UTI Energy, Inc.	276,200	8,984,786
		15,140,906
Financials (5.2%)
Allstate Corp. (The)	158,200	9,009,490
Comerica, Inc.	211,000	10,178,640
Legg Mason, Inc.	275,200	12,904,128
		32,092,258
Health Care (4.0%)
Agilent Technologies, Inc.	169,400	9,154,376
Boston Scientific Corp.*	622,300	7,847,203
Cardinal Health, Inc.	112,000	7,785,120
		24,786,699
Industrials (7.8%)
Con-way, Inc.	235,400	9,999,792
Fastenal Co.	153,400	7,682,272
Illinois Tool Works, Inc.	130,600	11,131,038
Northrop Grumman Corp.	78,500	9,538,535
PACCAR, Inc.	148,900	9,526,622
		47,878,259
Information Technology (4.7%)
CA, Inc.	383,500	11,558,690
FactSet Research Systems, Inc.	101,700	10,831,050
VeriFone Systems, Inc.*	186,400	6,233,216
		28,622,956
Total Common Stocks — Short Positions		226,562,840
EXCHANGE TRADED FUNDS — SHORT POSITIONS (1.1%)
Equity Fund (1.1%)
Powershares QQQ Trust, Series 1	75,000	6,554,250
Total Exchange Traded Funds — Short Positions		6,554,250
Total Securities Sold Short (Proceeds $180,473,498)—38.0%		$233,117,090

*	Non-income producing security.

See accompanying notes to financial statements.

2014 Semi-Annual Report

Aberdeen European Equity Fund (Unaudited)

The Aberdeen European Equity Fund (Class A shares at net asset value net of fees) returned 8.28% for the six-month period ended April 30, 2014, versus the 8.31% return of its benchmark, the FTSE World Europe Index, during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of European Region Funds (consisting of 129 funds) was 7.35% for the period.

European and UK equities rose during the reporting period. Initial concerns over the U.S. Federal Reserve’s tapering of quantitative easing gave way to hope that economic recovery in America appeared more sustainable. Subsequently, markets were hampered by worries of an economic hard landing in China and the growing crisis in Ukraine. Towards the end of the period, market sentiment recovered somewhat on merger-and-acquisition activity and the European Central Bank’s (ECB) pledge to use unconventional measures to avert potential deflation. However, the gains were trimmed by a global sell-off in technology stocks triggered by fears of stretched valuations. On the economic front, the Eurozone’s1 recovery was lackluster amid still-elevated unemployment, while UK factory and housing data proved disappointing. In better UK news, UK gross domestic product (GDP) growth forecasts were sharply increased with 2.9% now expected by the International Monetary Fund (IMF) this year. Eurozone inflation slowed to its lowest since 2009, but the ECB opted to keep interest rates on hold. On a positive note, Spain’s credit rating was upgraded, while Greece successfully tapped the bond market for €3 billion (roughly US$4.1 billion).

At the stock level, Fund performance was enhanced by the holding in biopharmaceutical firm Novo Nordisk, which was helped by a strong start to 2014. In our view, its prospects in the core diabetes business remain upbeat and the company declared a 25% increase in its dividend. Also benefiting performance was engineering firm Weir Group, which posted results during the period that highlighted profit margin support from its aftermarket business, coupled with improving prospects in the units serving the oil and gas sector. Finally, Associated British Foods also boosted performance as it reported better-than-expected results in its sugar business while Primark, its apparel retailer subsidiary, continued to grow strongly.

Conversely, the Fund’s holding in for-profit education services provider Pearson detracted from performance after management issued a relatively disappointing full-year forecast for 2014, given the weak U.S. education business and a costly migration of content to digital platforms. Lender Standard Chartered also hampered Fund performance as investors penalized companies with emerging market exposure and the bank faced a continued tough trading environment in South Korea. Finally, supermarket chain operator Tesco detracted from performance as it faced further weakness in the UK grocery market segment amid more intense competition.

In Fund activity during the period, we combined our strong focus on maintaining the quality of the holdings with action to manage the risk of some company valuations that we believed were stretched. For example, we sold engineering consultancy services company AMEC after a recent deal increased its leverage and heightened cyclicality. We also trimmed the Fund’s exposure to Tesco in an effort to better reflect the risks facing the company amid still challenging trading conditions. We also pared several better-performing and more highly-rated holdings, such as electric utility GDF Suez, and personal products makers L’Oreal and Unilever. Conversely, we initiated a position in Swiss watch components-maker Swatch, which owns several well-established watch brands, and Experian, a credit scoring and processing company with a growing international business. We also increased the exposure to Zurich Insurance as we believe it has an attractive valuation and robust balance sheet, and to Swedish industrial firm Atlas Copco.

Looking ahead, we think that stock markets across Europe may be strongly influenced by geopolitical developments, including the stand-off between Russia and the West over Ukraine, and macroeconomic issues such as the slowing Chinese economy. More encouragingly, we believe that low inflation in the Eurozone provides room for accommodative monetary policy, including a cut in interest rates by the ECB. Credit conditions across the region are also improving, as evidenced by a dramatic improvement in appetite for periphery sovereign debt. Lastly, we think that lead indicators such as the PMI (Purchasing Managers Index)2 point firmly towards a recovery in European economic activity, most notably in the UK. Taken together, these factors bode well for an outlook of improving company earnings and investor sentiment, in our opinion.

Portfolio Management:

Aberdeen Pan European Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries.

1	The Eurozone comprises 18 European Union member states that have adopted the euro as their common currency: Austria, Belgium, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Latvia, Luxembourg, Malta, the Netherlands, Portugal, Slovakia, Slovenia, and Spain.
2	The Purchasing Managers Index is an indicator of the economic health of the manufacturing sector based on five major indicators: new orders, inventory levels, production, supplier deliveries, and employment.

Semi-Annual Report 2014

Aberdeen European Equity Fund (Unaudited) (concluded)

Concentrating investments in Europe subjects the Fund to more volatility and greater risk of loss than geographically diverse mutual funds.

A number of countries in Europe have experienced severe economic and financial difficulties. These difficulties may continue, worsen or spread within and outside Europe.

Equity stocks of small- and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Because the Fund is non-diversified, the Fund may hold larger positions in fewer securities than other funds. As a result, a single security’s increase or decrease in value may have a greater impact on the Fund’s value and total return.

Please read the prospectus for more detailed information regarding these and other risks.

2014 Semi-Annual Report

Aberdeen European Equity Fund (Unaudited)

Average Annual Total Return (For periods ended April 30, 2014)		Six Month†	1 Yr.	Inception[1]
Class A	w/o SC	8.28%	14.64%	17.20%
	w/SC2	2.08%	8.08%	11.07%
Class C	w/o SC	7.85%	13.67%	16.31%
	w/SC3	6.85%	12.67%	15.41%
Class R4	w/o SC	8.13%	14.31%	16.90%
Institutional Service Class[4]	w/o SC	8.43%	14.85%	17.51%
Institutional Class[4]	w/o SC	8.43%	14.85%	17.51%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value per share and/or financial statement adjustments.

†	Not Annualized
1	Fund commenced operations on March 25, 2013.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six months and one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

Semi-Annual Report 2014

Aberdeen European Equity Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2014)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen European Equity Fund, FTSE World Europe Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The FTSE World Europe Index is a free-float adjusted market capitalization-weighted index, consisting of large and mid capitalization companies for developed and emerging market segments.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2014 (Unaudited)

Asset Allocation
Common Stocks	95.2%
Repurchase Agreement	2.9%
Preferred Stocks	–%
Other assets in excess of liabilities	1.9%
100.0%

Amounts listed as “–” are 0% or round to 0%

The following chart summarizes the composition of the Fund’s portfolio, in industry classification standard sectors, expressed as a percentage of net assets. An industry classification standard sector can include more than one industry group. As of April 30, 2014, the Fund did not have more than 25% of its assets invested in any industry group. The sectors, as classified by S&P’s Global Industry Classification Standard Sectors, are comprised of several industry groups.

Top Sectors
Industrials	24.1%
Consumer Staples	18.4%
Financials	14.4%
Materials	10.8%
Health Care	9.4%
Energy	7.3%
Utilities	5.1%
Consumer Discretionary	4.0%
Information Technology	1.7%
Other	4.8%
100.0%

Top Holdings*
Roche Holding AG	3.9%
Rolls-Royce Holdings PLC	3.8%
Schneider Electric SA	3.8%
Prudential PLC	3.8%
Nordea Bank AB	3.7%
Linde AG	3.6%
Nestle SA	3.5%
Novo Nordisk AS, Class B	3.5%
Standard Chartered PLC	3.5%
British American Tobacco PLC	3.4%
Other	63.5%
100.0%

Top Countries
United Kingdom	46.8%
Switzerland	15.7%
France	11.0%
Sweden	10.7%
Germany	3.6%
Denmark	3.5%
United States	2.9%
Norway	2.0%
Italy	1.9%
Other	1.9%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

2014 Semi-Annual Report

Statement of Investments

April 30, 2014 (Unaudited)

Aberdeen European Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (95.2%)
DENMARK (3.5%)
Health Care (3.5%)
Novo Nordisk AS, Class B (a)	5,250	$238,276
FRANCE (11.0%)
Consumer Staples (5.4%)
Casino Guichard-Perrachon SA (a)	1,780	226,813
L’Oreal SA (a)	800	137,876
		364,689
Industrials (3.8%)
Schneider Electric SA (a)	2,720	255,329
Utilities (1.8%)
GDF Suez (a)	4,700	118,456
		738,474
GERMANY (3.6%)
Materials (3.6%)
Linde AG (a)	1,170	242,991
ITALY (1.9%)
Energy (1.9%)
Eni SpA (a)	4,860	125,871
NORWAY (2.0%)
Industrials (2.0%)
Kongsberg Gruppen AS	5,660	132,828
SWEDEN (10.7%)
Financials (3.7%)
Nordea Bank AB (a)	17,090	247,644
Industrials (5.3%)
Assa Abloy AB, Class B (a)	3,640	193,191
Atlas Copco AB, B Shares (a)	6,130	167,198
		360,389
Information Technology (1.7%)
Telefonaktiebolaget LM Ericsson, B Shares (a)	9,500	114,556
		722,589
SWITZERLAND (15.7%)
Consumer Discretionary (1.4%)
Swatch Group AG (a)	800	96,528
Consumer Staples (3.5%)
Nestle SA (a)	3,090	238,808
Financials (1.5%)
Zurich Insurance Group AG (a)	340	97,498
Health Care (3.9%)
Roche Holding AG (a)	890	261,078
Industrials (2.8%)
Schindler Holding AG (a)	1,200	185,916
Materials (2.6%)
Holcim Ltd. (a)*	1,940	177,930
		1,057,758
UNITED KINGDOM (46.8%)
Consumer Discretionary (2.6%)
Pearson PLC (a)	9,420	176,644
Consumer Staples (9.5%)
Associated British Foods PLC (a)	2,000	100,421
British American Tobacco PLC (a)	4,000	230,980
Tesco PLC (a)	23,500	116,417
Unilever PLC (a)	4,300	192,352
		640,170
Energy (5.4%)
BG Group PLC (a)	8,900	180,041
Royal Dutch Shell PLC, A Shares (a)	4,597	181,847
		361,888
Financials (9.2%)
Prudential PLC (a)	11,100	255,179
Schroders PLC, Non-Voting Shares (a)	3,750	123,551
Standard Chartered PLC (a)	10,900	236,064
		614,794
Health Care (2.0%)
GlaxoSmithKline PLC (a)	4,930	136,219
Industrials (10.2%)
Cobham PLC (a)	27,940	145,759
Experian PLC (a)	5,500	105,748
Rolls-Royce Holdings PLC (a)*	14,600	259,332
Weir Group PLC (The) (a)	3,800	172,851
		683,690
Materials (4.6%)
BHP Billiton PLC (a)	5,030	163,296
Croda International PLC (a)	3,400	148,085
		311,381
Utilities (3.3%)
Centrica PLC (a)	40,000	223,081
		3,147,867
Total Common Stocks		6,406,654
PREFERRED STOCKS (0.0%)
UNITED KINGDOM (0.0%)
Industrials (0.0%)
Rolls-Royce Holdings PLC, Preferred C Shares	1,956,400	3,303
Total Preferred Stocks		3,303

See accompanying notes to financial statements.

Semi-Annual Report 2014

Statement of Investments (concluded)

April 30, 2014 (Unaudited)

Aberdeen European Equity Fund

	Shares or Principal Amount	Value
REPURCHASE AGREEMENT (2.9%)
UNITED STATES (2.9%)
Fixed Income Clearing Corp., 0.00%, dated 04/30/2014, due 05/01/2014, repurchase price $192,000, collateralized by U.S. Treasury Bond, maturing 08/15/2042; total market value of $200,100	$192,000	$192,000
Total Repurchase Agreement		192,000
Total Investments (Cost $5,794,446) (b)—98.1%		6,601,957

Other assets in excess of liabilities—1.9%		129,584
Net Assets—100.0%		$6,731,541

*	Non-income producing security.
(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Board of Trustees. See Note 2(a) of the accompanying notes to financial statements.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.

See accompanying notes to financial statements.

2014 Semi-Annual Report

Aberdeen Global Equity Fund (Unaudited)

The Aberdeen Global Equity Fund (Class A shares at net asset value net of fees) returned 5.07% for the six-month period ended April 30, 2014, versus the 6.61% and 5.28% returns of its benchmarks, the MSCI World Index and the MSCI AC World Index, respectively, during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Global Large-Cap Core Funds (consisting of 73 funds) was 6.07% for the period.

Global equities, as measured by the MSCI World Index, rose during the reporting period, with developed markets generally outperforming their emerging market peers, as represented by the MSCI Emerging Markets Index. Market sentiment was lifted by the European Central Bank’s (ECB) unexpected benchmark interest rate cut by 25 basis points to 0.25%, as well as improved economic data. The middle of the period saw increased risk aversion, fueled by renewed turmoil in emerging economies, mixed U.S. and Chinese data, and the start of the U.S. Federal Reserve’s (Fed) continued tapering of its asset purchase program. In particular, emerging markets currencies suffered a sharp sell-off. The commitment by Fed Chair Janet Yellen to maintain loose monetary policy reassured investors to an extent, though that gave way to fears that the Fed may hike interest rates earlier than expected. However, confidence strengthened after the ECB signalled that it was open to further monetary policy easing. Overall, Japan was the main global market laggard, a contrast to its stellar performance in 2013. The Japanese stock market was largely weighed down by concerns over the impact of the consumption tax hike on domestic demand. Japan’s lackluster fourth-quarter 2013 gross domestic product (GDP) growth of 0.3% gave rise to growth fears as well. Investors were also disappointed that the Japan central bank kept its monetary policy stance unchanged and refrained from increasing economic stimulus.

Top detractors from Fund performance for the reporting period included Brazilian miner Vale, which was hurt by lower iron ore prices, while shares of QBE Insurance fell after the company forecast a net loss of US$250 million for calendar year 2013. This followed a strategic review of QBE’s North American operations, which resulted in additional provisions for claims, restructuring charges, and a goodwill write-down, which totalled US$1.93 billion. The stock later recouped earlier losses after the company’s first-quarter 2014 results presented no surprises. Additionally, lender Standard Chartered’s full-year 2013 profits fell for the first time in over a decade on the back of a write-down in its South Korean business, slowing growth in emerging markets, and rising bad loans. Reassuringly, in our view, the bank’s capital adequacy ratio remains robust, allaying for now market worries over its capital position. Over the long term, we believe that its prospects in emerging markets remain bright.

On the other hand, the top individual stock contributors to relative return included UK-listed energy group Royal Dutch Shell, U.S. drugstore chain operator and pharmacy benefit manager CVS Caremark, and Canadian fertiliser producer Potash Corp. of Saskatchewan. Royal Dutch Shell posted solid first-quarter 2014 results, boosted by its gas division, while shareholders were rewarded with a higher dividend. CVS Caremark’s shares rallied after the company boosted its dividend and approved a share buyback for as much as $6 billion. Separately, CVS secured several new contracts for its pharmacy benefit manager business, while its purchase of drug-infusion company Coram was generally viewed by investors as a positive for its competiveness. Potash Corp. posted better-than-expected profits for the first quarter of 2014, as potash demand began to recover.

During the reporting period, we sold Verizon Communications, which the Fund received from the return of cash and shares from Vodafone after it sold its stake in the Verizon Wireless joint venture.

As we move into the second quarter of 2014, we feel that little has changed at the corporate level. In our opinion, the absence of revenue growth, a lack of internal investment and signs that productivity gains are rolling over raises the question of the sustainability of above-average operating margins. While uncertainty remains, we are focused on managing capital conservatively by investing in what we believe are well-managed businesses at attractive valuations.

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries.

Equity stocks of small- and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Please read the prospectus for more detailed information regarding these and other risks.

Semi-Annual Report 2014

Aberdeen Global Equity Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2014)		Six Month†		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	5.07%		8.71%	15.32%	8.46%
	w/SC2	(0.94%	)	2.49%	13.97%	7.82%
Class C	w/o SC	4.78%		8.02%	14.55%	7.72%
	w/SC3	3.78%		7.02%	14.55%	7.72%
Class R4	w/o SC	4.91%		8.38%	15.08%	8.20%
Institutional Service Class[4,5]	w/o SC	5.27%		9.13%	15.53%	8.55%
Institutional Class[4,6]	w/o SC	5.27%		9.13%	15.68%	8.63%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value per share and/or financial statement adjustments.

†	Not Annualized
1	Returns prior to June 23, 2008 incorporate the performance of a predecessor fund (the “Predecessor Fund”). The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six months and one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.
5	Returns before the first offering of the Institutional Service Class (December 19, 2011) are based on the previous performance of the Institutional Class shares of the Predecessor Fund. The performance of the Institutional Class is substantially similar to what the Institutional Service Class would have produced because both classes invest in the same portfolio of securities. Returns for Institutional Service Class shares would only differ to the extent of the differences in expenses of the classes.
6	Returns before the first offering of Institutional Class shares (June 29, 2004) by the Predecessor Fund are based on the previous performance of Institutional Service Class shares of the Predecessor Fund. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class have not been adjusted to reflect its lower expenses.

2014 Semi-Annual Report

Aberdeen Global Equity Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2014)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Global Equity Fund, Morgan Stanley Capital International (MSCI) World Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2014. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.

The MSCI World Index is a free float-adjusted, market capitalization-weighted index that captures large and mid cap representation across 23 developed markets countries including: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US.

The MSCI All Country World Index is a free float-adjusted market capitalization-weighted index that captures the large- and mid-cap representation across 23 developed markets and 23 emerging markets. The developed market countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal Singapore, Spain, Sweden Switzerland, the U.K. and the U.S. The emerging market countries include: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2014 (Unaudited)

Asset Allocation
Common Stocks	91.2%
Preferred Stocks	9.1%
Repurchase Agreement	0.9%
Liabilities in excess of other assets	(1.2%	)
	100.0%

The following chart summarizes the composition of the Fund’s portfolio, in industry classification standard sectors, expressed as a percentage of net assets. An industry classification standard sector can include more than one industry group. As of April 30, 2014, the Fund did not have more than 25% of its assets invested in any industry group. The sectors, as classified by S&P’s Global Industry Classification Standard Sectors, are comprised of several industry groups.

Top Sectors
Energy	18.9%
Financials	16.6%
Consumer Staples	16.2%
Health Care	13.7%
Materials	9.8%
Industrials	9.3%
Information Technology	9.0%
Telecommunication Services	3.7%
Consumer Discretionary	1.6%
Utilities	1.5%
Other	(0.3%	)
	100.0%
Top Holdings*
Roche Holding AG	4.3%
British American Tobacco PLC	3.8%
Royal Dutch Shell PLC, B Shares	3.5%
Johnson & Johnson	3.3%
Banco Bradesco SA, ADR, Preferred Shares	3.2%
Novartis AG	3.1%
Philip Morris International, Inc.	3.0%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	3.0%
Tenaris SA, ADR	3.0%
CVS Caremark Corp.	3.0%
Other	66.8%
	100.0%

Top Countries
United States	29.9%
United Kingdom	17.2%
Switzerland	12.0%
Brazil	6.6%
Italy	5.8%
Japan	5.2%
Canada	4.5%
Sweden	4.2%
Taiwan	3.0%
Republic of South Korea	2.5%
Other	9.1%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Semi-Annual Report 2014

Statement of Investments

April 30, 2014 (Unaudited)

Aberdeen Global Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (91.2%)
AUSTRALIA (0.7%)
Financials (0.7%)
QBE Insurance Group Ltd. (a)	110,900	$1,196,903
CANADA (4.5%)
Industrials (2.2%)
Canadian National Railway Co.	60,200	3,526,153
Materials (2.3%)
Potash Corp. of Saskatchewan, Inc.	103,800	3,752,161
		7,278,314
CHINA (1.4%)
Energy (1.4%)
PetroChina Co. Ltd., H Shares (a)	2,018,000	2,323,132
FRANCE (1.2%)
Industrials (1.2%)
Schneider Electric SA (a)	20,600	1,933,741
HONG KONG (2.5%)
Financials (2.5%)
AIA Group Ltd. (a)	556,600	2,707,076
Swire Pacific Ltd., Class A (a)	115,500	1,333,222
		4,040,298
ITALY (5.8%)
Energy (5.8%)
Eni SpA (a)	176,300	4,566,050
Tenaris SA, ADR	110,800	4,880,740
		9,446,790
JAPAN (5.2%)
Financials (1.0%)
Daito Trust Construction Co. Ltd. (a)	15,300	1,556,941
Industrials (1.7%)
FANUC Corp. (a)	15,500	2,796,756
Materials (2.5%)
Shin-Etsu Chemical Co. Ltd. (a)	69,800	4,094,612
		8,448,309
MEXICO (2.0%)
Consumer Staples (2.0%)
Fomento Economico Mexicano SAB de CV, ADR	35,500	3,222,335
SINGAPORE (0.9%)
Financials (0.9%)
City Developments Ltd. (a)	161,000	1,394,905
SOUTH AFRICA (1.6%)
Telecommunication Services (1.6%)
MTN Group Ltd. (a)	126,500	2,537,819
SWEDEN (4.2%)
Financials (1.5%)
Nordea Bank AB (a)	171,500	2,485,137
Industrials (1.8%)
Atlas Copco AB, A Shares (a)	101,487	2,951,527
Information Technology (0.9%)
Telefonaktiebolaget LM Ericsson, B Shares (a)	121,400	1,463,897
		6,900,561
SWITZERLAND (12.0%)
Consumer Staples (2.1%)
Nestle SA (a)	45,500	3,516,434
Financials (2.5%)
Zurich Insurance Group AG (a)	14,000	4,014,621
Health Care (7.4%)
Novartis AG (a)	57,600	5,007,312
Roche Holding AG (a)	24,000	7,040,306
		12,047,618
		19,578,673
TAIWAN (3.0%)
Information Technology (3.0%)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	243,200	4,888,320
UNITED KINGDOM (17.2%)
Consumer Staples (3.8%)
British American Tobacco PLC (a)	105,400	6,086,315
Energy (3.5%)
Royal Dutch Shell PLC, B Shares (a)	132,800	5,638,819
Financials (4.3%)
HSBC Holdings PLC (a)	265,500	2,712,776
Standard Chartered PLC (a)	199,800	4,327,116
		7,039,892
Materials (2.0%)
BHP Billiton PLC (a)	101,900	3,308,119
Telecommunication Services (2.1%)
Vodafone Group PLC (a)	891,109	3,383,191
Utilities (1.5%)
Centrica PLC (a)	440,300	2,455,570
		27,911,906
UNITED STATES (29.0%)
Consumer Discretionary (1.6%)
Comcast Corp., Class A	50,400	2,608,704
Consumer Staples (8.3%)
CVS Caremark Corp.	66,700	4,850,424
PepsiCo, Inc.	44,300	3,804,927
Philip Morris International, Inc.	58,000	4,954,940
		13,610,291

See accompanying notes to financial statements.

2014 Semi-Annual Report

Statement of Investments (concluded)

April 30, 2014 (Unaudited)

Aberdeen Global Equity Fund

	Shares or Principal Amount	Value
Energy (6.7%)
Chevron Corp.	18,600	$2,334,672
EOG Resources, Inc.	44,800	4,390,400
Schlumberger Ltd.	40,600	4,122,930
		10,848,002
Health Care (6.3%)
Baxter International, Inc.	48,500	3,530,315
Johnson & Johnson	52,600	5,327,854
Quest Diagnostics, Inc.	24,900	1,392,657
		10,250,826
Industrials (2.4%)
United Technologies Corp.	33,300	3,940,389
Information Technology (2.6%)
Oracle Corp.	102,600	4,194,288
Materials (1.1%)
Praxair, Inc.	13,400	1,749,370
		47,201,870
Total Common Stocks		148,303,876
PREFERRED STOCKS (9.1%)
BRAZIL (6.6%)
Energy (1.5%)
Petroleo Brasileiro SA, ADR, Preferred Shares	163,300	2,416,840
Financials (3.2%)
Banco Bradesco SA, ADR, Preferred Shares	356,400	5,299,668
Materials (1.9%)
Vale SA, ADR, Preferred Shares	255,000	3,026,850
		10,743,358
REPUBLIC OF SOUTH KOREA (2.5%)
Information Technology (2.5%)
Samsung Electronics Co. Ltd., GDR, Preferred Shares (a)(b)	7,800	3,887,039
Samsung Electronics Co. Ltd., GDR, Preferred Shares (b)	423	210,273
		4,097,312
Total Preferred Stocks		14,840,670
REPURCHASE AGREEMENT (0.9%)
UNITED STATES (0.9%)
Fixed Income Clearing Corp., 0.00%, dated 04/30/2014, due 05/01/2014, repurchase price $1,427,000, collateralized by U.S. Treasury Bond, maturing 05/15/2042; total market value of $1,456,175	$1,427,000	1,427,000
Total Repurchase Agreement		1,427,000
Total Investments (Cost $136,202,704) (c)—101.2%		164,571,546

Liabilities in excess of other assets—(1.2)%		(2,017,481)
Net Assets—100.0%		$162,554,065

(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Board of Trustees. See Note 2(a) of the accompanying notes to financial statements.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See accompanying notes to financial statements.

Semi-Annual Report 2014

Aberdeen Global Natural Resources Fund (Unaudited)

The Aberdeen Global Natural Resources Fund (Class A shares at net asset value net of fees) returned 4.65% for the six-month period ended April 30, 2014, versus the 5.28% and 5.54% returns of its benchmarks, the MSCI AC World Index and the S&P Global Natural Resources Index respectively, for the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Global Natural Resources Funds (consisting of 150 funds) was 6.35% for the period.

Global natural resources equities, as measured by the S&P Global Natural Resources Index, rose in volatile trading but underperformed the broader global stock market, as represented by the MSCI World Index, for the reporting period. Investor sentiment was dampened by renewed turmoil in emerging markets, mixed U.S. economic data and the start of the U.S. Federal Reserve’s tapering of its asset purchase program. This caused natural resources stocks to hit a trough in late January. However, risk appetite subsequently improved as emerging markets stabilized and the U.S. economy maintained its moderate pace of recovery. This was despite rising political tensions between Russia and Ukraine.

The gold price initially fell below US$1,200 an ounce, dampened by a strengthening U.S. dollar. However, it subsequently benefited from the flight to “safe-haven” assets, given the deteriorating global outlook and the Ukraine crisis. But this failed to offset the earlier losses, with the gold price down about 3% over the six–month reporting period. On the other hand, crude oil prices were more resilient, rising 3.5% over the period. Market sentiment was supported by a sharp decline in inventory and concerns over supply disruption.

Key detractors from Fund performance for the reporting period included holdings in cyclical stocks such as miner Vale and oil company Petrobras in Brazil, whose shares continued to lag those of their peers, although both stocks rebounded as risk appetite improved towards the end of the period. For Petrobras, the lack of clarity on fuel price adjustments further weighed on the state-owned company. Global specialist steel-pipe maker Tenaris hurt the Fund’s relative return despite healthy earnings over the period. Tenaris’s share price fell as the U.S. governmental authorities determined that its South Korean rivals would not be subject to anti-dumping sanctions.

Royal Dutch Shell contributed the most to the Fund’s relative performance versus the benchmark S&P Global Natural Resources Index for the period, as it posted higher-than-expected earnings for the first quarter of 2014 despite writing off US$2.3 billion in assets. Another solid performer was Rio Tinto, as chief executive Sam Walsh’s emphasis on cost cuts and capital discipline during his first year in charge appeared to bear fruit. The miner released impressive results on the back of record production, while also reducing its net debt. Miner BHP Billiton delivered good earnings performance and upgraded its full-year 2014 production forecast.

During the six-month period, we exited the Fund’s position in Toronto-based Barrick Gold because we believed that the company’s prospects were deteriorating.

In our view, oil prices are likely to remain supported over the short term because of supply risks caused by production disruptions in countries such as Libya. A faster-than-expected rebound in U.S. demand has also mitigated the impact of China’s slowing economy on global resources consumption. With regard to gold, we expect short-term price weakness. The U.S. dollar is strengthening on optimism that the US recovery will gain traction, while interest rates could be hiked sooner than expected, both of which would weaken the investment appeal of zero-yielding assets such as gold, in our opinion. Amid an environment in which market sentiment remains driven by U.S. monetary policy developments, we remain cautious about the near-term outlook for resources stocks.

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Investing 25% or more of the Fund’s net assets in natural resources industries subjects the Fund to greater risk of loss and is considerably more volatile compared to investments that are diversified across a greater number of industries.

The natural resources industry can be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, commodity prices, and tax and other government regulations. The securities of companies in the natural resources sector may experience more price volatility than securities of companies in other industries.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries.

Equity stocks of small- and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Please read the prospectus for more detailed information regarding these and other risks.

2014 Semi-Annual Report

Aberdeen Global Natural Resources Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2014)		Six Month†		1 Yr.	5 Yr.	Inception[2]
Class A	w/o SC	4.65%		8.31%	7.61%	10.89%
	w/SC3	(1.37%	)	2.08%	6.34%	10.23%
Class C	w/o SC	4.33%		7.59%	6.91%	10.13%
	w/SC4	3.33%		6.59%	6.91%	10.13%
Class R5	w/o SC	4.53%		8.08%	7.41%	10.63%
Institutional Service Class[5]	w/o SC	4.80%		8.67%	7.98%	11.22%
Institutional Class[5]	w/o SC	4.79%		8.66%	7.95%	11.22%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value per share and/or financial statement adjustments.

†	Not Annualized
1	Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on June 29, 2004.
3	A 5.75% front-end sales charge was deducted.
4	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six months and one year return because it is charged when Class C shares are sold within the first year after purchase.
5	Not subject to any sales charges.

Semi-Annual Report 2014

Aberdeen Global Natural Resources Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2014)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Global Natural Resources Fund, the Morgan Stanley Capital International (MSCI) All Country World Index, the S&P Global Natural Resources IndexTM, and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

Effective February 28, 2014, the MSCI All Country World Index replaced the S&P Global Natural Resources Index™ as the Fund’s primary benchmark to reflect a broader securities market. The Adviser believes that the S&P Global Natural Resources Index™, the Fund’s secondary benchmark, remains a meaningful comparison given the Fund’s investment objective.

The MSCI All Country World Index is a free float-adjusted market capitalization-weighted index that captures the large- and mid-cap representation across 23 developed markets and 23 emerging markets. The developed market countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal Singapore, Spain, Sweden Switzerland, the U.K. and the U.S. The emerging market countries include: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The S&P Global Natural Resources Index™ includes 90 of the largest publicly-traded companies in natural resources and commodities businesses that meet specific investability requirements, with exposure across 3 primary commodity-related sectors: Agribusiness, Energy, and Metals & Mining.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2014 (Unaudited)

Asset Allocation
Common Stocks	99.3%
Repurchase Agreement	0.6%
Other assets in excess of liabilities	0.1%
100.0%

The following chart summarizes the composition of the Fund’s portfolio, in industry classification standard sectors, expressed as a percentage of net assets. An industry classification standard sector can include more than one industry group. The Fund has a policy to concentrate at least 25% of its net assets in at least one or more industries or group of industries, as set forth in the Fund’s prospectus. The sectors shown below, as classified by S&P’s Global Industry Classification Standard Sectors, are comprised of several industry groups.

Top Sectors
Materials	49.0%
Energy	44.5%
Industrials	5.9%
Other	0.6%
100.0%
Top Holdings*
Royal Dutch Shell PLC, B Shares	7.4%
Vale SA, ADR	7.0%
BHP Billiton PLC	6.9%
Tenaris SA, ADR	6.0%
Schlumberger Ltd.	5.0%
Praxair, Inc.	4.9%
EOG Resources, Inc.	4.8%
Shin-Etsu Chemical Co. Ltd.	4.6%
Potash Corp. of Saskatchewan, Inc.	4.5%
Eni SpA	4.5%
Other	44.4%
100.0%

Top Countries
United Kingdom	24.5%
United States	23.4%
Brazil	12.3%
Canada	10.9%
Italy	10.5%
France	7.0%
Japan	4.6%
Germany	3.7%
Chile	2.1%
Netherlands	0.9%
Other	0.1%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

2014 Semi-Annual Report

Statement of Investments

April 30, 2014 (Unaudited)

Aberdeen Global Natural Resources Fund

	Shares or Principal Amount	Value
COMMON STOCKS (99.3%)
BRAZIL (12.3%)
Energy (2.1%)
Petroleo Brasileiro SA, ADR	43,400	$602,392
Industrials (3.2%)
Wilson Sons Ltd., BDR	63,200	921,180
Materials (7.0%)
Vale SA, ADR	148,900	1,968,458
		3,492,030
CANADA (10.9%)
Industrials (2.6%)
Canadian National Railway Co.	12,700	743,839
Materials (8.3%)
Goldcorp, Inc.	43,100	1,064,474
Potash Corp. of Saskatchewan, Inc.	35,400	1,280,064
		2,344,538
		3,088,377
CHILE (2.1%)
Materials (2.1%)
Sociedad Quimica y Minera de Chile SA, ADR	18,400	586,960
FRANCE (7.0%)
Energy (2.8%)
Total SA (a)	10,900	779,831
Materials (4.2%)
Air Liquide SA (a)	8,400	1,201,767
		1,981,598
GERMANY (3.7%)
Materials (3.7%)
Linde AG (a)	5,000	1,038,424
ITALY (10.5%)
Energy (10.5%)
Eni SpA (a)	49,100	1,271,656
Tenaris SA, ADR	38,400	1,691,520
		2,963,176
JAPAN (4.6%)
Materials (4.6%)
Shin-Etsu Chemical Co. Ltd. (a)	22,400	1,314,030
NETHERLANDS (0.9%)
Energy (0.9%)
Koninklijke Vopak NV (a)	5,100	254,292
UNITED KINGDOM (24.5%)
Energy (13.3%)
BG Group PLC (a)	45,900	928,525
John Wood Group PLC (a)	55,700	738,566
Royal Dutch Shell PLC, B Shares (a)	49,200	2,089,081
		3,756,172
Materials (11.2%)
BHP Billiton PLC (a)	60,300	1,957,602
Rio Tinto PLC (a)	22,500	1,223,273
		3,180,875
		6,937,047
UNITED STATES (22.8%)
Energy (14.9%)
Chevron Corp.	7,100	891,192
EOG Resources, Inc.	13,800	1,352,400
National Oilwell Varco, Inc.	7,300	573,269
Schlumberger Ltd.	13,900	1,411,545
		4,228,406
Materials (7.9%)
Monsanto Co.	7,500	830,250
Praxair, Inc.	10,700	1,396,885
		2,227,135
		6,455,541
Total Common Stocks		28,111,475
REPURCHASE AGREEMENT (0.6%)
UNITED STATES (0.6%)
Fixed Income Clearing Corp., 0.00%, dated 04/30/2014, due 05/01/2014, repurchase price $150,000 collateralized by U.S. Treasury Bond, maturing 08/15/2042; total market value of $156,600	$150,000	150,000
Total Repurchase Agreement		150,000
Total Investments (Cost $26,550,994) (b)—99.9%		28,261,475

Other assets in excess of liabilities—0.1%		41,776
Net Assets—100.0%		$28,303,251

(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Board of Trustees. See Note 2(a) of the accompanying notes to financial statements.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt
BDR	Brazilian Depositary Receipt

See accompanying notes to financial statements.

Semi-Annual Report 2014

Aberdeen Global Small Cap Fund (Unaudited)

The Aberdeen Global Small Cap Fund (Class A shares at net asset value net of fees) returned 5.61% for the six-month period ended April 30, 2014, versus the 5.59% return of its benchmark, the MSCI World Small Cap Index during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Global Small/Mid-Cap Funds (consisting of 132 funds) was 4.40% for the period.

Global small-cap equities, as measured by the MSCI World Small Cap Index, rose during the reporting period, largely in line with their large-cap counterparts, as represented by the MSCI World Index. Developed markets generally outperformed their emerging market peers. Investor sentiment was lifted by the European Central Bank’s (ECB) unexpected benchmark interest rate cut by 25 basis points to 0.25%, as well as improved economic data. The middle of the period saw increased risk aversion, fuelled by renewed turmoil in emerging economies, mixed U.S. and Chinese data and the start of the U.S. Federal Reserve’s (Fed) continued tapering of its asset purchase program. In particular, emerging markets’ currencies suffered a sharp sell-off. The commitment by Fed Chair Janet Yellen to maintain loose monetary policy reassured investors to an extent, though that gave way to fears that the Fed may hike interest rates earlier than expected. However, confidence strengthened after the ECB signalled that it was open to further monetary policy easing. Overall, Japan was the main global market laggard, a contrast to its stellar performance in 2013. The stock market was largely weighed down by concerns over the impact of the consumption tax hike on domestic demand. The nation’s lackluster fourth-quarter gross domestic product (GDP) growth of 0.3% gave rise to growth fears as well. Investors were also disappointed that the Japan central bank kept its monetary policy stance unchanged and refrained from increasing economic stimulus.

The main contributors to Fund performance among individual holdings for the reporting period included Barry Callebaut, as the Swiss chocolate maker’s shares rose following an improved sales outlook, attributable partly to demand from emerging economies. Fuchs Petrolub, a German manufacturer of lubricants and related specialty products, also had a positive impact on performance as its stock price gained early in the period on reports that it had captured greater market share in Asia and Europe, while its healthy results and share buyback program were also well received by investors. U.S. real-estate services company Jones Lang LaSalle’s shares climbed after the company won a major contract and delivered healthy full-year 2013 profits.

The primary individual stock detractors from Fund performance included Chilean Coca-Cola bottler Embotelladora Andina, which suffered from a credit rating downgrade, while Brazilian retailers Hering and Arezzo were weighed down by muted consumer spending.

During the period, we tendered the shares in GlaxoSmithKline Pharmaceuticals to its parent company, UK-based GlaxoSmithKline, which made what we viewed as an attractive offer for the shares to bolster its holding in the Indian subsidiary to the maximum permitted level of 75%.

As we move into the second quarter of 2014, we feel that little has changed at the corporate level. In our opinion, the absence of revenue growth, a lack of internal investment and signs that productivity gains are rolling over raises the question of the sustainability of above-average operating margins. While uncertainty remains, we are focused on managing capital conservatively by investing in what we believe are well-managed businesses at attractive valuations.

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Smaller company stocks are usually less stable in price and less liquid than those of larger, more established companies, and therefore carry greater risk to investors.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries.

Please read the prospectus for more detailed information regarding these and other risks.

2014 Semi-Annual Report

Aberdeen Global Small Cap Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2014)		Six Month†		1 Yr.		5 Yr.	10 Yr.
Class A2	w/o SC	5.61%		4.30%		20.28%	6.82%
	w/SC3	(0.45%	)	(1.71%	)	18.88%	6.19%
Class C	w/o SC	5.26%		3.61%		19.45%	6.04%
	w/SC4	4.26%		2.61%		19.45%	6.04%
Class R5,6	w/o SC	5.52%		4.12%		20.02%	6.55%
Institutional Service Class [5,7]	w/o SC	5.65%		4.47%		20.47%	6.90%
Institutional Class[5,8]	w/o SC	5.78%		4.63%		20.57%	6.94%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value per share and/or financial statement adjustments.

†	Not Annualized
1	Returns prior to July 20, 2009 reflect the performance of a predecessor fund (the “Predecessor Fund”). The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Class A returns for periods prior to July 20, 2009 are based on the performance of Common Class shares of the Predecessor Fund, which were exchanged for Class A shares of the Fund in the reorganization. Class A and Class B shares of the Predecessor Fund were also exchanged for Class A shares of the Fund in the reorganization.
3	A 5.75% front-end sales charge was deducted.
4	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six months and one year return because it is charged when Class C shares are sold within the first year after purchase.
5	Not subject to any sales charges.
6	Returns for Class R shares for periods prior to July 20, 2009 are based on the performance of Adviser Class shares of the Predecessor Fund, which were exchanged for Class R shares of the Fund in the reorganization. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class R shares would have produced because both classes invest in the same portfolio of securities. Returns have been adjusted to eliminate sales charges that do not apply to Class R shares, but have not been adjusted to reflect its lower expenses.
7	Returns before the first offering of Institutional Service Class shares (September 16, 2009) are based on the previous performance of Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Institutional Service Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares would only differ to the extent of the differences in expenses between the two classes.
8	Returns before the first offering of Institutional Class shares (July 20, 2009) are based on the previous performance of Common Class shares of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns have been adjusted to eliminate sales charges that do not apply to Institutional Class shares, but have not been adjusted to reflect its lower expenses.

Semi-Annual Report 2014

Aberdeen Global Small Cap Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2014)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Global Small Cap Fund, Morgan Stanley Capital International (MSCI) World Small Cap Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2014. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI World Small Cap Index is a free float-adjusted, market capitalization-weighted index comprised of small cap companies from 23 developed markets countries including: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2014 (Unaudited)

Asset Allocation
Common Stocks	96.1%
Preferred Stocks	2.4%
Repurchase Agreement	1.3%
Other assets in excess of liabilities	0.2%
100.0%

The following chart summarizes the composition of the Fund’s portfolio, in industry classification standard sectors, expressed as a percentage of net assets. An industry classification standard sector can include more than one industry group. As of April 30, 2014, the Fund did not have more than 25% of its assets invested in any industry group. The sectors, as classified by S&P’s Global Industry Classification Standard Sectors, are comprised of several industry groups.

Top Sectors
Consumer Staples	20.3%
Health Care	14.8%
Industrials	13.5%
Financials	13.4%
Materials	13.2%
Consumer Discretionary	9.8%
Information Technology	5.6%
Energy	3.6%
Telecommunication Services	2.3%
Utilities	2.0%
Other	1.5%
100.0%
Top Holdings*
Barry Callebaut AG	3.8%
John Wood Group PLC	3.6%
Jones Lang LaSalle, Inc.	2.8%
OdontoPrev SA	2.7%
Raffles Medical Group Ltd.	2.7%
Symrise AG	2.5%
Fuchs Petrolub SE	2.5%
Clicks Group Ltd.	2.5%
Silgan Holdings, Inc.	2.5%
Embotelladora Andina SA, Class B, Preferred Shares	2.4%
Other	72.0%
100.0%

Top Countries
United Kingdom	24.6%
United States	12.9%
Brazil	9.9%
Japan	6.5%
Germany	6.1%
Hong Kong	5.8%
Switzerland	5.5%
Singapore	4.1%
South Africa	4.0%
Chile	3.5%
Other	17.1%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

2014 Semi-Annual Report

Statement of Investments

April 30, 2014 (Unaudited)

Aberdeen Global Small Cap Fund

	Shares or Principal Amount	Value
COMMON STOCKS (96.1%)
AUSTRALIA (1.3%)
Consumer Discretionary (1.3%)
ARB Corp. Ltd. (a)	350,000	$3,974,990
BRAZIL (9.9%)
Consumer Discretionary (3.7%)
Arezzo Industria e Comercio SA	504,400	5,644,032
Cia Hering	515,200	5,443,710
		11,087,742
Financials (1.9%)
Iguatemi Empresa de Shopping Centers SA	562,100	5,588,858
Health Care (2.7%)
OdontoPrev SA	2,052,900	8,240,141
Industrials (1.6%)
Wilson Sons Ltd., BDR	338,200	4,929,477
		29,846,218
CANADA (1.5%)
Financials (1.5%)
Canadian Western Bank	134,700	4,564,352
CHILE (1.1%)
Consumer Staples (1.1%)
Vina Concha y Toro SA	1,545,500	3,232,032
FRANCE (1.4%)
Health Care (1.4%)
Virbac SA (a)	18,300	4,387,362
GERMANY (6.1%)
Consumer Discretionary (1.1%)
Fielmann AG (a)	23,900	3,233,336
Materials (5.0%)
Fuchs Petrolub SE (a)	81,800	7,541,524
Symrise AG (a)	152,400	7,698,731
		15,240,255
		18,473,591
HONG KONG (5.8%)
Consumer Discretionary (1.8%)
Cafe de Coral Holdings Ltd. (a)	1,742,000	5,489,344
Information Technology (1.7%)
ASM Pacific Technology Ltd.	475,900	5,285,084
Telecommunication Services (2.3%)
Asia Satellite Telecommunications Holdings Ltd.	1,717,000	6,843,240
		17,617,668
INDIA (3.4%)
Health Care (1.7%)
Sanofi India Ltd. (a)	102,300	5,036,942
Materials (1.7%)
Castrol (India) Ltd. (a)	1,080,000	5,319,521
		10,356,463
ISRAEL (3.0%)
Consumer Staples (3.0%)
Osem Investments Ltd. (a)	195,400	4,640,415
Rami Levi Chain Stores Hashikma Marketing 2006 Ltd. (a)	85,300	4,417,819
		9,058,234
JAPAN (6.5%)
Consumer Staples (1.6%)
Calbee, Inc. (a)	201,200	4,934,192
Health Care (3.6%)
Asahi Intecc Co. Ltd. (a)	140,000	5,123,930
Sysmex Corp. (a)	176,000	5,579,539
		10,703,469
Industrials (1.3%)
Nabtesco Corp. (a)	184,100	3,974,413
		19,612,074
MALAYSIA (1.4%)
Consumer Staples (1.4%)
Carlsberg Brewery Malaysia Bhd, Class B (a)	1,073,500	4,132,090
MEXICO (1.1%)
Industrials (1.1%)
Grupo Aeroportuario del Sureste SAB de CV, Class B	274,400	3,358,176
SINGAPORE (4.1%)
Financials (1.4%)
Wheelock Properties (Singapore) Ltd. (a)	2,785,000	4,176,152
Health Care (2.7%)
Raffles Medical Group Ltd. (a)	2,800,000	8,113,143
		12,289,295
SOUTH AFRICA (4.0%)
Consumer Staples (2.4%)
Clicks Group Ltd.	1,221,900	7,450,680
Financials (1.6%)
JSE Ltd.	522,100	4,788,998
		12,239,678
SPAIN (1.8%)
Consumer Staples (1.8%)
Viscofan SA (a)	101,900	5,310,059
SWITZERLAND (5.5%)
Consumer Staples (3.8%)
Barry Callebaut AG* (a)	8,500	11,551,908

See accompanying notes to financial statements.

Semi-Annual Report 2014

Statement of Investments (concluded)

April 30, 2014 (Unaudited)

Aberdeen Global Small Cap Fund

	Shares or Principal Amount	Value
Industrials (1.7%)
Kaba Holding AG, Class B* (a)	10,700	$5,154,292
		16,706,200
THAILAND (2.0%)
Utilities (2.0%)
Electricity Generating PCL, Foreign Shares (a)	1,486,500	6,045,676
UNITED KINGDOM (24.6%)
Consumer Discretionary (1.9%)
Millennium & Copthorne Hotels PLC (a)	604,100	5,671,028
Consumer Staples (1.3%)
PZ Cussons PLC (a)	653,700	3,825,915
Energy (3.6%)
John Wood Group PLC (a)	818,200	10,849,103
Financials (4.2%)
Close Brothers Group PLC (a)	248,000	5,858,069
Rathbone Brothers PLC (a)	207,000	6,772,172
		12,630,241
Health Care (1.9%)
Dechra Pharmaceuticals PLC (a)	507,400	5,910,530
Industrials (5.9%)
Rotork PLC (a)	127,900	5,609,228
Spirax-Sarco Engineering PLC (a)	119,700	5,867,836
Weir Group PLC (The) (a)	140,700	6,400,030
		17,877,094
Information Technology (3.9%)
Anite PLC	4,139,432	5,748,464
Oxford Instruments PLC (a)	276,700	6,029,538
		11,778,002
Materials (1.9%)
Victrex PLC (a)	187,200	5,894,031
		74,435,944
UNITED STATES (11.6%)
Consumer Staples (1.5%)
Casey’s General Stores, Inc.	65,600	4,504,096
Financials (2.8%)
Jones Lang LaSalle, Inc.	72,600	8,413,614
Health Care (0.8%)
Covance, Inc.*	28,500	2,515,980
Industrials (1.9%)
RBC Bearings, Inc.*	91,700	5,709,242
Materials (4.6%)
Compass Minerals International, Inc.	69,800	6,393,680
Silgan Holdings, Inc.	149,700	7,447,575
		13,841,255
		34,984,187
Total Common Stocks		290,624,289
PREFERRED STOCKS (2.4%)
CHILE (2.4%)
Consumer Staples (2.4%)
Embotelladora Andina SA, Class B, Preferred Shares	1,825,500	7,343,994
Total Preferred Stocks		7,343,994
REPURCHASE AGREEMENT (1.3%)
UNITED STATES (1.3%)
Fixed Income Clearing Corp., 0.00%, dated 04/30/2014, due 05/01/2014, repurchase price $3,900,000, collateralized by U.S. Treasury Bond, maturing 08/15/2042; total market value of $3,980,250	$3,900,000	3,900,000
Total Repurchase Agreement		3,900,000
Total Investments (Cost $274,204,100) (b)—99.8%		301,868,283

Other assets in excess of liabilities—0.2%		549,642
Net Assets—100.0%		$302,417,925

*	Non-income producing security.
(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Board of Trustees. See Note 2(a) of the accompanying notes to financial statements.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
BDR	Brazilian Depositary Receipt

See accompanying notes to financial statements.

2014 Semi-Annual Report

Aberdeen International Equity Fund (Unaudited)

The Aberdeen International Equity Fund (Class A shares at net asset value net of fees) returned 4.67% for the six-month period ended April 30, 2014, versus the 3.12% return of its benchmark, the MSCI All Country World ex USA Index, during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of International Large-Cap Core Funds (consisting of 147 funds) was 3.92% for the period.

International equities, as measured by the MSCI All Country World ex USA Index, rose during the reporting period, with developed markets generally outperforming their emerging market peers, as represented by the MSCI Emerging Markets Index. Market sentiment was lifted by the European Central Bank’s (ECB) unexpected benchmark interest rate cut by 25 basis points to 0.25%, as well as improved economic data. The middle of the period saw increased risk aversion, fueled by renewed turmoil in emerging economies, mixed U.S. and Chinese data, and the start of the U.S. Federal Reserve’s (Fed) continued tapering of its asset purchase program. In particular, emerging markets currencies suffered a sharp sell-off. The commitment by Fed Chair Janet Yellen to maintain loose monetary policy reassured investors to an extent, though that gave way to fears that the Fed may hike interest rates earlier than expected. However, confidence strengthened after the ECB signalled that it was open to further monetary policy easing. Overall, Japan was the main global market laggard, a contrast to its stellar performance in 2013. The Japanese stock market was largely weighed down by concerns over the impact of the consumption tax hike on domestic demand. Japan’s lackluster fourth-quarter 2013 gross domestic product (GDP) growth of 0.3% gave rise to growth fears as well. Investors were also disappointed that the Japan central bank kept its monetary policy stance unchanged and refrained from increasing economic stimulus.

The top detractors from Fund performance for the reporting period included Brazilian miner Vale, which was hurt by lower iron ore prices, while shares of QBE Insurance fell after the company forecast a net loss of US$250 million for calendar year 2013. This followed a strategic review of its North American operations, which resulted in additional provisions for claims, restructuring charges and a goodwill write-down, which totalled US$1.93 billion. The stock later recouped earlier losses after the company’s first-quarter 2014 results presented no surprises. Lender Standard Chartered’s full-year 2013 profits fell for the first time in over a decade on the back of a write-down in its South Korean business, slowing growth in emerging markets and rising bad loans. Reassuringly, in our view, the bank’s capital adequacy ratio remains robust, allaying for now market worries over its capital position. Over the long term, we believe that its prospects in emerging markets remain bright.

The primary contributors to Fund performance included engineering solution provider Weir Group, UK-listed energy group Royal Dutch Shell, and Swiss drug-maker Novartis. Weir Group was buoyed by results that highlighted margin support from the aftermarket business, coupled with improving prospects in the units serving the oil and gas markets. Royal Dutch Shell posted solid first-quarter 2014 results, boosted by its gas division, while shareholders were rewarded with a higher dividend. Additionally, investors were relieved when the energy group cancelled its plan to build a plant in the U.S., which was seen as capital-intensive and risky. Shares of Novartis climbed after the company announced a significant three-way transaction with GlaxoSmithKline (GSK): GSK will sell its oncology portfolio to Novartis for US$16 billion, acquire Novartis’ vaccines business for US$5.25 billion, and both companies will combine their consumer health and over-the-counter drug businesses under a new company. Novartis will also sell its animal health business to Eli Lilly for roughly US$5.4 billion. We believe that these transactions should allow Novartis to bolster its best businesses and exit weaker ones.

During the reporting period, we initiated a position in Singapore conglomerate Jardine Matheson, which we feel has an attractive collection of assets, as well as UK credit and marketing services company Experian, the largest international operator in a growing industry. Conversely, we sold Verizon Communications, which the Fund received from the return of cash and shares from Vodafone after it sold its stake in the Verizon Wireless joint venture.

As we move into the second quarter of 2014, we feel that little has changed at the corporate level. The absence of revenue growth, a lack of internal investment and signs that productivity gains are rolling over raises the question of the sustainability of above average operating margins. While uncertainty remains, we are focused on managing capital conservatively by investing in what we believe are well managed businesses at attractive valuations.

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Semi-Annual Report 2014

Aberdeen International Equity Fund (Unaudited) (concluded)

Risk Considerations

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries.

Equity stocks of small and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Please read the prospectus for more detailed information regarding these and other risks.

2014 Semi-Annual Report

Aberdeen International Equity Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2014)		Six Month†		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	4.67%		6.76%	14.95%	9.87%
	w/SC2	(1.38%	)	0.62%	13.59%	9.22%
Class C	w/o SC	4.31%		6.07%	14.17%	9.12%
	w/SC3	3.31%		5.07%	14.17%	9.12%
Class R4	w/o SC	4.54%		6.53%	14.71%	9.65%
Institutional Service Class[4]	w/o SC	4.81%		7.03%	15.18%	10.15%
Institutional Class[4,5]	w/o SC	4.80%		7.09%	15.32%	10.21%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value per share and/or financial statement adjustments.

†	Not Annualized
1	Returns prior to June 23, 2008 incorporate the performance of a predecessor fund (the “Predecessor Fund”). The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six months and one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.
5	Returns before the first offering of Institutional Class shares (June 29, 2004) by the Predecessor Fund are based on the performance of Institutional Service Class shares of the Predecessor Fund. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for Institutional Class shares have not been adjusted to reflect its lower expenses.

Semi-Annual Report 2014

Aberdeen International Equity Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2014)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen International Equity Fund, the Morgan Stanley Capital International All Country World (MSCI ACWI) ex USA Index and the Consumer Price Index (CPI) over a 10-year period ending April 30, 2014. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI ACWI ex USA Index is a free float-adjusted, market capitalization-weighted index that captures large, mid and small capitalization representation across 22 of 23 developed markets countries (excluding the US) including: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK; and 23 emerging markets countries including: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2014 (Unaudited)

Asset Allocation
Common Stocks	88.3%
Preferred Stocks	11.3%
Other assets in excess of liabilities	0.4%
100.0%

The following chart summarizes the composition of the Fund’s portfolio, in industry classification standard sectors, expressed as a percentage of net assets. An industry classification standard sector can include more than one industry group. As of April 30, 2014, the Fund did not have more than 25% of its assets invested in any industry group. The sectors, as classified by S&P’s Global Industry Classification Standard Sectors, are comprised of several industry groups.

Top Sectors
Financials	20.0%
Energy	14.3%
Consumer Staples	14.0%
Industrials	12.8%
Materials	12.3%
Information Technology	8.7%
Health Care	8.4%
Telecommunication Services	6.5%
Utilities	2.6%
Other	0.4%
100.0%
Top Holdings
Roche Holding AG	4.3%
Samsung Electronics Co. Ltd., GDR, Preferred Shares	4.1%
Novartis AG	4.1%
British American Tobacco PLC	4.1%
Nestle SA	3.5%
Eni SpA	3.4%
BHP Billiton PLC	3.2%
Banco Bradesco SA, ADR, Preferred Shares	3.2%
Royal Dutch Shell PLC, B Shares	3.2%
Taiwan Semiconductor Manufacturing Co. Ltd.	3.1%
Other	63.8%
100.0%

Top Countries
United Kingdom	23.0%
Switzerland	15.8%
Japan	7.6%
Brazil	7.2%
Italy	6.5%
Canada	5.6%
Singapore	5.4%
Sweden	4.5%
France	4.4%
Hong Kong	4.1%
Other	15.9%
100.0%

2014 Semi-Annual Report

Statement of Investments

April 30, 2014 (Unaudited)

Aberdeen International Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (88.3%)
AUSTRALIA (0.7%)
Financials (0.7%)
QBE Insurance Group Ltd. (a)	655,200	$7,071,334
CANADA (5.6%)
Industrials (2.1%)
Canadian National Railway Co.	351,700	20,600,466
Materials (2.4%)
Potash Corp. of Saskatchewan, Inc.	665,700	24,063,714
Telecommunication Services (1.1%)
TELUS Corp.	310,400	10,937,136
		55,601,316
CHINA (1.5%)
Energy (1.5%)
PetroChina Co. Ltd., H Shares (a)	12,936,000	14,891,988
FRANCE (4.4%)
Consumer Staples (2.1%)
Casino Guichard-Perrachon SA (a)	162,800	20,744,498
Industrials (1.2%)
Schneider Electric SA (a)	121,500	11,405,317
Utilities (1.1%)
GDF Suez (a)	442,700	11,157,556
		43,307,371
GERMANY (1.5%)
Materials (1.5%)
Linde AG (a)	73,300	15,223,295
HONG KONG (4.1%)
Financials (3.0%)
AIA Group Ltd. (a)	4,162,100	20,242,762
Swire Pacific Ltd., Class A (a)	818,500	9,447,984
		29,690,746
Industrials (1.1%)
Jardine Matheson Holdings Ltd. (a)	176,400	11,013,249
		40,703,995
ITALY (6.5%)
Energy (6.5%)
Eni SpA (a)	1,304,200	33,777,888
Tenaris SA, ADR	675,200	29,742,560
		63,520,448
JAPAN (7.6%)
Consumer Staples (1.5%)
Japan Tobacco, Inc. (a)	437,500	14,379,989
Financials (1.2%)
Daito Trust Construction Co. Ltd. (a)	113,200	11,519,325
Industrials (2.2%)
FANUC Corp. (a)	123,100	22,211,660
Materials (2.7%)
Shin-Etsu Chemical Co. Ltd. (a)	454,799	26,679,448
		74,790,422
MEXICO (2.7%)
Consumer Staples (2.7%)
Fomento Economico Mexicano SAB de CV, ADR	290,500	26,368,685
SINGAPORE (5.4%)
Financials (3.4%)
City Developments Ltd. (a)	1,747,000	15,136,022
Oversea-Chinese Banking Corp. Ltd. (a)	2,359,184	18,194,450
		33,330,472
Telecommunication Services (2.0%)
Singapore Telecommunications Ltd. (a)	6,430,000	19,695,838
		53,026,310
SOUTH AFRICA (1.5%)
Telecommunication Services (1.5%)
MTN Group Ltd. (a)	761,000	15,267,034
SWEDEN (4.5%)
Financials (1.5%)
Nordea Bank AB (a)	1,012,600	14,673,179
Industrials (1.9%)
Atlas Copco AB, A Shares (a)	644,706	18,749,860
Information Technology (1.1%)
Telefonaktiebolaget LM Ericsson, B Shares (a)	864,000	10,418,508
		43,841,547
SWITZERLAND (15.8%)
Consumer Staples (3.6%)
Nestle SA (a)	452,600	34,978,858
Financials (2.7%)
Zurich Insurance Group AG (a)	93,900	26,926,639
Health Care (8.4%)
Novartis AG (a)	460,900	40,067,188
Roche Holding AG (a)	146,200	42,887,198
		82,954,386
Industrials (1.1%)
Schindler Holding AG (a)	71,400	11,062,003
		155,921,886
TAIWAN (3.5%)
Information Technology (3.5%)
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	7,635,000	30,000,628
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	200,100	4,022,010
		34,022,638

See accompanying notes to financial statements.

Semi-Annual Report 2014

Statement of Investments (concluded)

April 30, 2014 (Unaudited)

Aberdeen International Equity Fund

	Shares or Principal Amount	Value
UNITED KINGDOM (23.0%)
Consumer Staples (4.1%)
British American Tobacco PLC (a)	693,400	$40,040,332
Energy (4.7%)
John Wood Group PLC (a)	1,153,200	15,291,109
Royal Dutch Shell PLC, B Shares (a)	742,200	31,514,546
		46,805,655
Financials (4.3%)
HSBC Holdings PLC (a)	1,812,700	18,521,463
Standard Chartered PLC (a)	1,101,100	23,846,785
		42,368,248
Industrials (3.2%)
Experian PLC (a)	551,900	10,611,367
Weir Group PLC (The) (a)	458,700	20,864,916
		31,476,283
Materials (3.3%)
BHP Billiton PLC (a)	987,800	32,068,305
Telecommunication Services (1.9%)
Vodafone Group PLC (a)	4,845,981	18,398,286
Utilities (1.5%)
Centrica PLC (a)	2,653,100	14,796,438
		225,953,547
Total Common Stocks		869,511,816
PREFERRED STOCKS (11.3%)
BRAZIL (7.2%)
Energy (1.6%)
Petroleo Brasileiro SA, ADR, Preferred Shares	1,045,500	15,473,400
Financials (3.2%)
Banco Bradesco SA, ADR, Preferred Shares	2,125,000	31,598,750
Materials (2.4%)
Vale SA, ADR, Preferred Shares	2,018,400	23,958,408
		71,030,558
REPUBLIC OF SOUTH KOREA (4.1%)
Information Technology (4.1%)
Samsung Electronics Co. Ltd., GDR, Preferred Shares (b)	109	54,184
Samsung Electronics Co. Ltd., GDR, Preferred Shares (a)(b)	80,675	40,203,440
		40,257,624
Total Preferred Stocks		111,288,182
Total Investments (Cost $824,227,709) (c)—99.6%		980,799,998

Other assets in excess of liabilities—0.4%		3,594,774
Net Assets—100.0%		$984,394,772

(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Board of Trustees. See Note 2(a) of the accompanying notes to financial statements.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See accompanying notes to financial statements.

2014 Semi-Annual Report

Aberdeen Latin American Equity Fund (Unaudited)

The Aberdeen Latin American Equity Fund (Class A shares at net asset value net of fees returned –6.56% for the six-month period ended April 30, 2014, versus the –3.80% return of its benchmark, the MSCI Emerging Markets Latin America 10/40 Index, during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Latin American Funds (consisting of 55 funds) was –4.22% for the period.

Latin American equity markets, as measured by the MSCI Emerging Markets Latin America 10/40 Index, fell during the reporting period, underperforming the broader emerging markets asset class, as represented by the MSCI Emerging Markets Index. Chile and Brazil were the main market laggards over the period. The U.S. Federal Reserve’s announcement that it would start trimming its bond purchases in January 2014 triggered fears of increased outflows from Latin America. Investor sentiment was also dampened by Argentina’s currency devaluation, which spilled over into the rest of the region, and concerns about slower growth in China leading to lower commodity prices. But regional stock markets later rebounded on speculation that disappointing Chinese manufacturing figures would compel further economic stimulus. Brazil was further buoyed towards the end of the period on hopes that the increasingly unpopular president, Dilma Rousseff, would not be re-elected in the election scheduled for October 2014.

At the individual stock level, two of the Fund’s Brazilian holdings, airport operator OMA and logistics operator Wilson Sons, were the key contributors to the Fund’s relative return. Sustained growth in passenger numbers buoyed OMA. Wilson Sons benefited from good quarterly results driven by growth in port terminals, towage and higher shipyard revenues, which offset the decline in the logistics segment. The company’s margins also improved due to substantially lower costs. The lack of exposure to Brazilian steel company Gerdau also bolstered Fund performance, as the stock sold off on the back of investors’ concerns over weak steel demand.

Conversely, Fund performance was hindered by the absence of a position in Cemex as shares of the Mexican cement producer rose after it trimmed losses and posted better earnings in calendar year 2013. Holdings in Arezzo and Hering also detracted from Fund performance, as the Brazilian retailers were hurt by weak domestic consumer spending. The decline in Hering’s earnings confirmed the challenging operating environment anticipated by the company’s management. However, the retailer is entering a new phase as management seeks to tap new growth avenues with a recently-implemented organizational structure which focuses on brands rather than functions.

During the reporting period, we initiated a position in Peru-based infrastructure company Grana y Montero and Chilean shopping mall operator Parque Arauco, as we believe that both companies have solid growth prospects and attractive valuations. We added to Parque Arauco subsequently via its discounted rights issue. We also added to holdings in Arezzo, investment company Bradespar and Hering, and reduced holdings in specialty steel pipe-maker Tenaris and chemicals company Ultrapar on valuation grounds.

While the recent rally in Latin American stock markets is certainly a welcome relief, we believe that several issues remain unresolved. Forecasts for regional economic growth continue to slide, and China’s slowdown adds a layer of uncertainty for resource-producing nations. Upcoming elections will also be closely watched, with incumbent presidents running for re-election in both Brazil and Colombia. In our view, Brazil’s progress on much-needed reforms has disappointed, partly because of the ruling party’s attempt at remaining popular ahead of the polls.

On the other hand, there generally is investor optimism over Mexico’s ambitious reform agenda; the successful opening of the energy sector to private investment is expected to draw investment inflows and revive growth. In the long run, we think that Latin America’s low debt levels and favorable demographics should continue to support growth. On the corporate front, we expect earnings to improve this year. Many of our holdings have adjusted well to the weaker environment by focusing on margins and exercising strict cost discipline. In our opinion, this could position them well for an eventual recovery.

Portfolio Management:

Aberdeen Global Emerging Markets Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Semi-Annual Report 2014

Aberdeen Latin American Equity Fund (Unaudited) (concluded)

Risk Considerations

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries.

Concentrating investments in Latin America subjects the Fund to more volatility and greater risk of loss than geographically diverse mutual funds.

Latin American countries may be subject to a greater degree of political, sovereign and economic instability than is the case in the United States and Europe. Some Latin American countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles than developed countries.

Equity stocks of small and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Because the Fund is non-diversified, the Fund may hold larger positions in fewer securities than other funds. As a result, a single security’s increase or decrease in value may have a greater impact on the Fund’s value and total return.

Please read the prospectus for more detailed information regarding these and other risks.

2014 Semi-Annual Report

Aberdeen Latin American Equity Fund (Unaudited)

Average Annual Total Return (For periods ended April 30, 2014)		Six Month†		1 Yr.		Inception[1]
Class A	w/o SC	(6.56%	)	(16.62%	)	(12.68%	)
	w/SC2	(11.93%	)	(21.41%	)	(17.25%	)
Class C	w/o SC	(6.98%	)	(17.26%	)	(13.37%	)
	w/SC3	(7.91%	)	(18.09%	)	(14.15%	)
Class R4	w/o SC	(6.61%	)	(16.74%	)	(12.87%	)
Institutional Service Class[4]	w/o SC	(6.44%	)	(16.38%	)	(12.45%	)
Institutional Class[4]	w/o SC	(6.44%	)	(16.38%	)	(12.45%	)

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value per share and/or financial statement adjustments.

†	Not Annualized
1	Fund commenced operations on March 25, 2013.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six months and one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

Semi-Annual Report 2014

Aberdeen Latin American Equity Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2014)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Latin American Equity Fund, the Morgan Stanley Capital International (MSCI) Emerging Markets Latin America 10/40 Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI Emerging Markets Latin America 10/40 Index represents a constrained version of the MSCI Emerging Markets Latin America Index, which is a free-float adjusted, market capitalization-weighted index that captures large and mid cap representation across 5 emerging markets countries in Latin America: Brazil, Chile, Colombia, Mexico and Peru.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2014 (Unaudited)

Asset Allocation
Common Stocks	92.8%
Preferred Stocks	3.6%
Repurchase Agreement	2.3%
Rights	–%
Other assets in excess of liabilities	1.3%
100.0%

Amounts listed as “–” are 0% or round to 0%

The following chart summarizes the composition of the Fund’s portfolio, in industry classification standard sectors, expressed as a percentage of net assets. An industry classification standard sector can include more than one industry group. As of April 30, 2014, the Fund did not have more than 25% of its assets invested in any industry group. The sectors, as classified by S&P’s Global Industry Classification Standard Sectors, are comprised of several industry groups.

Top Sectors
Financials	29.7%
Consumer Staples	20.6%
Energy	14.5%
Industrials	10.4%
Materials	9.6%
Consumer Discretionary	9.0%
Health Care	1.5%
Information Technology	1.1%
Other	3.6%
100.0%
Top Holdings*
Banco Bradesco SA	9.0%
Vale SA	8.1%
Petroleo Brasileiro SA	7.6%
Itau Unibanco Holding SA	6.6%
Grupo Financiero Banorte SAB de CV	3.9%
Ultrapar Participacoes SA	3.9%
Lojas Renner SA	3.8%
Multiplan Empreendimentos Imobiliarios SA	3.5%
AMBEV SA	3.4%
Fomento Economico Mexicano SAB de CV, ADR	3.3%
Other	46.9%
100.0%

Top Countries
Brazil	65.7%
Mexico	16.5%
Chile	7.2%
Colombia	3.3%
Italy	3.0%
United States	2.3%
Peru	0.7%
Other	1.3%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

2014 Semi-Annual Report

Statement of Investments

April 30, 2014 (Unaudited)

Aberdeen Latin American Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (92.8%)
BRAZIL (64.2%)
Consumer Discretionary (7.4%)
Arezzo Industria e Comercio SA	7,501	$83,933
Cia Hering	6,800	71,850
Lojas Renner SA	5,600	164,754
		320,537
Consumer Staples (8.5%)
AMBEV SA	20,000	146,205
BRF SA	2,900	65,680
Natura Cosmeticos SA	5,900	101,052
Souza Cruz SA	6,300	57,497
		370,434
Energy (11.5%)
Petroleo Brasileiro SA	47,400	332,262
Ultrapar Participacoes SA	6,800	170,721
		502,983
Financials (20.6%)
Banco Bradesco SA	25,510	391,845
BM&F Bovespa SA	13,000	66,465
Itau Unibanco Holding SA	18,570	286,077
Multiplan Empreendimentos Imobiliarios SA	7,000	154,708
		899,095
Health Care (1.5%)
OdontoPrev SA	16,400	65,828
Industrials (5.5%)
Localiza Rent a Car SA	4,305	64,292
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	2,600	40,287
WEG SA	4,940	59,619
Wilson Sons Ltd., BDR	5,300	77,251
		241,449
Information Technology (1.1%)
Totvs SA	3,000	48,988
Materials (8.1%)
Vale SA	26,800	353,367
		2,802,681
CHILE (5.1%)
Consumer Discretionary (1.6%)
S.A.C.I. Falabella	8,100	68,905
Financials (3.5%)
Banco Santander Chile, ADR	4,700	114,069
Parque Arauco SA	21,808	39,032
		153,101
		222,006
COLOMBIA (3.3%)
Consumer Staples (1.6%)
Almacenes Exito SA	4,600	70,072
Financials (1.7%)
Bancolombia SA	5,300	72,799
		142,871
ITALY (3.0%)
Energy (3.0%)
Tenaris SA, ADR	3,000	132,150
MEXICO (16.5%)
Consumer Staples (8.4%)
Fomento Economico Mexicano SAB de CV, ADR	1,600	145,232
Kimberly-Clark de Mexico SAB de CV, Class A	25,100	65,499
Organizacion Soriana SAB de CV, Class B*	22,200	64,329
Wal-Mart de Mexico SAB de CV, Series V	35,300	89,311
		364,371
Financials (3.9%)
Grupo Financiero Banorte SAB de CV	25,916	172,123
Industrials (4.2%)
Grupo Aeroportuario del Centro Norte SAB de CV, ADR*	3,300	97,152
Grupo Aeroportuario del Sureste SAB de CV, ADR, B Shares	700	85,575
		182,727
		719,221
PERU (0.7%)
Industrials (0.7%)
Grana y Montero SA, ADR	1,822	31,739
Total Common Stocks		4,050,668
PREFERRED STOCKS (3.6%)
BRAZIL (1.5%)
Materials (1.5%)
Bradespar SA, Preferred Shares	7,500	64,918
CHILE (2.1%)
Consumer Staples (2.1%)
Embotelladora Andina SA, Preferred Shares, Class A	28,000	89,817
Total Preferred Stocks		154,735
RIGHTS (0.0%)
BRAZIL (0.0%)
Consumer Staples (0.0%)
AMBEV SA*	28	3
		3
Total Rights		3

See accompanying notes to financial statements.

Semi-Annual Report 2014

Statement of Investments (concluded)

April 30, 2014 (Unaudited)

Aberdeen Latin American Equity Fund

	Shares or Principal Amount	Value
REPURCHASE AGREEMENT (2.3%)
UNITED STATES (2.3%)
Fixed Income Clearing Corp., 0.00%, dated 04/30/2014, due 05/01/2014, repurchase price $101,000, collateralized by U.S. Treasury Bond, maturing 08/15/2042; total market value of $104,400	$101,000	$101,000
Total Repurchase Agreement		101,000
Total Investments (Cost $5,069,837) (a)—98.7%		4,306,406

Other assets in excess of liabilities—1.3%		56,912
Net Assets—100.0%		$4,363,318

*	Non-income producing security.
(a)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt
BDR	Brazilian Depositary Receipt

See accompanying notes to financial statements.

2014 Semi-Annual Report

Aberdeen Small Cap Fund (Unaudited)

Aberdeen Small Cap Fund (Class A shares at net asset value net of fees) returned 3.11% for the six-month period ended April 30, 2014, versus 3.08% for its benchmark, the Russell 2000® Index, for the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Small-Cap Core Funds (consisting of 735 funds) was 4.39% for the period.

North American equities posted healthy gains for the six-month period ended April 30, 2014, and outperformed most other global equity markets. Shares of large-cap companies, as measured by the U.S. broader-market S&P 500® Index, significantly outperformed versus their small-cap counterparts, as represented by the Russell 2000® Index. Eight of the ten sectors within the Russell 2000® Index garnered positive returns for the period, led by the utilities, energy and consumer staples sectors. Conversely, telecommunication services and consumer discretionary, both of which recorded negative returns over the reporting period, were the primary market laggards. The relative weakness in the consumer discretionary sector was attributable largely to the ongoing difficult environment for retailers, which have struggled due to a decline in customer foot traffic in “brick and mortar” stores, as well as a substantial increase in promotional discounts.

Investors’ optimism was buoyed by generally positive corporate earnings reports and steady but moderate overall improvement in economic data. This offset some uncertainty late in the reporting period resulting from Russia’s expansion of its military presence in the Crimea region of Ukraine. The first month of the period was marked by volatility amid speculation concerning the Federal Reserve’s (Fed) possible tapering of monetary policy easing. The Fed subsequently began to reduce its $85 billion-per-month asset purchase program in $10 billion increments in January and continued its tapering through the end of the reporting period. New Fed Chair Janet Yellen’s first press conference in March had an immediate impact on market expectations, whether intended or not. Her comments were viewed as surprisingly “hawkish,” prompting investors to bring forward their expectations for the timing of the first increase in official rates. On the economic front, U.S. gross domestic product (GDP) grew just 0.1% in the first quarter of 2014–down sharply from the 2.6% increase in the fourth quarter of 2013–as a decline in imports offset higher consumer spending. The harsh winter weather in much of the country contributed to the slower growth. There were some mixed data regarding the employment situation. U.S. nonfarm payrolls grew by more than 900,000 during the six-month period, while the unemployment rate fell to 6.3%–its lowest point since September 2008. However, there was no change in the labor force participation rate, which at the end of the reporting period remained at a 36-year low.

Fund performance for the reporting period was bolstered primarily by stock selection in the financials sector and overall positioning in the consumer discretionary sector. The most notable contributors among individual holdings were engineered components maker Curtiss-Wright, waste management services company U.S. Ecology, and Arkansas-based Bank of the Ozarks. Curtiss-Wright reported positive results during the semiannual period, with healthy year-over-year revenue growth in its commercial/industrial and commercial aerospace segments, with notable margin improvement. In addition to its strong fundamentals,1 investors appeared to take a favorable view of U.S. Ecology’s proposed acquisition of EQ-The Environmental Quality Company. The deal will give the company enhanced economies of scale and a more defensible business mix. Bank of the Ozarks, which also has benefited from strong fundamentals, completed the acquisition of Bancshares Inc. in March 2014 and agreed to purchase Summit Bancorp (which it subsequently completed in May 2014). Management anticipates that the latter transaction will increase the bank’s footprint in Arkansas and expand its product offerings.

Conversely, stock selection in the materials and energy sectors, as well as an overweight position relative to the benchmark Russell 2000® Index to the information technology sector, had the most significant negative impact on Fund performance. The largest individual stock detractors included healthcare services provider IPC The Hospitalist, specialty paper products producer Schweitzer-Mauduit International, and industrial roller bearings maker RBC Bearings. While IPC The Hospitalist posted positive quarterly results over the reporting period, they did not meet the market’s expectations as higher expenses reduced the company’s margins. Schweitzer-Mauduit International saw year-over-year decreases in revenue and earnings for the third quarter of 2013 attributable primarily to relative weakness in reconstituted tobacco leaf (RTL) sales and a decline in low ignition propensity (LIP) cigarette paper volumes. We subsequently exited the position in December due to the deterioration of its core business, as well as what we perceived as acquisition risk following its announcement to acquire a water filtration business. RBC Bearings has continued to see weakness in its industrial segment, particularly in sales of mining and construction components. This has offset ongoing strength in the company’s aerospace and defense unit.

During the period, we initiated holdings in waste management company Progressive Waste Solutions given its stable and visible business model and strong senior management team. We believe that these positive factors may lead to improvement in future returns and free cash flow through internal corporate initiatives to drive higher margins outside of business conditions. We also established new positions in lubricant spray product maker WD-40 Co., and IT services provider Fair Isaac Corp.

Conversely, we exited positions in Covance, a contract research organization, and real estate management company Jones Lang LaSalle following a period of very strong share price performance as both companies exceeded our market capitalization threshold. Other sales included auto repair chain operator Monro Muffler Brake, Schweitzer-Mauduit International, and electricity transmission company ITC Holdings.

1	Fundamentals include metrics such as returns on equity, operating margins, and cash-flow generation.

Semi-Annual Report 2014

Aberdeen Small Cap Fund (Unaudited) (concluded)

Despite what has felt like significantly more volatility entering the market in recent months, equities have nonetheless held up reasonably well in the face of political tensions, concerns about growth in certain emerging markets, and continued Fed tapering. The tone of the market has changed, however, with many of the high-growth, high price momentum companies feeling the gravitational pulls of a valuation correction, while traditional value and high-quality stocks have begun to outperform the overall market. We believe that this environment generally suits our investment style well.

In our view, increased market volatility may persist in the near term, driven by a continuation of uncertainty around the path and pace of interest rates, and uncertain political issues globally. The fiscal issues have gone quiet for now, but ultimately we believe the numerous cases of corporate tax inversion, highlighted most recently by Pfizer’s tax-motivated bid for AstraZeneca, will encourage the government rework policy. However, we think that this may take years. Corporates remain in good shape, in our opinion, and have continued distributing capital, but anecdotally now also seem more focused on mergers and acquisitions (M&A) and capital investment than six months ago. In our view, the issue for many companies remains finding revenue growth amid what remains tepid GDP expansion, and a slower contribution from emerging markets.

The market appreciation over the past year has continued to outpace the underlying earnings growth of constituent companies; therefore, valuation expansion has been the main driver of performance. Despite this revaluation, forward earnings multiples remain in line with longer-term averages, which we do not view as prohibitive. In the last two months of the period, a valuation correction began. We do, however, see the market being led by underlying earnings and cash-flow growth as opposed to any considerable multiple expansion. We continue to expect that our portfolio of smaller companies can achieve double-digit operating profit growth for the remainder of 2014, with additional returns generated by corporate share repurchases and dividends. We continue to find what we believe are higher-quality companies with reasonable valuations in this marketplace.

Portfolio Management:

Aberdeen North American Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Equity stocks of small-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities; and are subject to different regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries.

Please read the prospectus for more detailed information regarding these and other risks.

2014 Semi-Annual Report

Aberdeen Small Cap Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2014)		Six Month†		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	3.11%		21.77%	20.25%	9.98%
	w/SC2	(2.80%	)	14.77%	18.84%	9.33%
Class C	w/o SC	2.77%		20.98%	19.45%	9.25%
	w/SC3	1.77%		19.98%	19.45%	9.25%
Class R4	w/o SC	3.03%		21.52%	20.03%	9.79%
Institutional Service Class[4]	w/o SC	3.30%		22.19%	20.68%	10.34%
Institutional Class[4,5]	w/o SC	3.30%		22.16%	20.63%	10.33%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value per share and/or financial statement adjustments.

†	Not Annualized
1	Returns prior to June 23, 2008 incorporate the performance of the predecessor fund (the “Predecessor Fund”). The Fund and the Predecessor Fund have similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six months and one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.
5	Returns before the first offering of Institutional Class shares (June 29, 2004) by the Predecessor Fund are based on the previous performance of Institutional Service Class shares of the Predecessor Fund. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class have not been adjusted to reflect its lower expenses.

Semi-Annual Report 2014

Aberdeen Small Cap Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2014)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Small Cap Fund, the Russell 2000® Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2014. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Russell 2000® Index is a small market capitalization-weighted index that measures the performance of the small-cap segment of the U.S. equity universe.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2014 (Unaudited)

Asset Allocation
Common Stocks	99.4%
Repurchase Agreement	0.8%
Liabilities in excess of other assets	(0.2%	)
	100.0%

The following chart summarizes the composition of the Fund’s portfolio, in industry classification standard sectors, expressed as a percentage of net assets. An industry classification standard sector can include more than one industry group. As of April 30, 2014, the Fund did not have more than 25% of its assets invested in any industry group. The sectors, as classified by S&P’s Global Industry Classification Standard Sectors, are comprised of several industry groups.

Top Sectors
Financials	21.3%
Industrials	19.6%
Information Technology	19.2%
Materials	11.4%
Consumer Discretionary	9.1%
Consumer Staples	8.7%
Health Care	4.6%
Telecommunication Services	2.2%
Utilities	2.2%
Energy	1.1%
Other	0.6%
100.0%

Top Holdings*
Casey’s General Stores, Inc.	3.4%
RBC Bearings, Inc.	3.1%
Teleflex, Inc.	3.1%
Actuant Corp., Class A	3.0%
Bank of the Ozarks, Inc.	3.0%
Heartland Payment Systems, Inc.	3.0%
Canadian Western Bank	2.9%
Multi-Color Corp.	2.8%
MICROS Systems, Inc.	2.7%
Worthington Industries, Inc.	2.7%
Other	70.3%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

2014 Semi-Annual Report

Statement of Investments

April 30, 2014 (Unaudited)

Aberdeen Small Cap Fund

	Shares or Principal Amount	Value
COMMON STOCKS (99.4%)
Consumer Discretionary (9.1%)
Ascena Retail Group, Inc.*	129,384	$2,225,405
Drew Industries, Inc.	39,755	2,000,471
Ethan Allen Interiors, Inc.	68,800	1,670,464
G-III Apparel Group Ltd.*	42,100	3,021,517
Hibbett Sports, Inc.*	56,500	3,042,525
		11,960,382
Consumer Staples (8.7%)
Casey’s General Stores, Inc.	65,800	4,517,828
J&J Snack Foods Corp.	28,700	2,686,320
TreeHouse Foods, Inc.*	28,700	2,147,908
WD-40 Co.	29,500	2,148,780
		11,500,836
Energy (1.1%)
Approach Resources, Inc.*	66,900	1,388,175
Financials (21.3%)
AMERISAFE, Inc.	80,460	3,431,619
Aspen Insurance Holdings Ltd.	45,100	2,064,678
Bank of the Ozarks, Inc.	65,960	3,951,004
Boston Private Financial Holdings, Inc.	258,300	3,231,333
Canadian Western Bank	111,900	3,791,767
CBOE Holdings, Inc.	48,000	2,561,280
Healthcare Realty Trust, Inc.	84,308	2,120,346
MarketAxess Holdings, Inc.	36,901	1,988,226
Sabra Healthcare REIT, Inc.	97,204	2,913,204
Univest Corp. of Pennsylvania	102,320	2,016,727
		28,070,184
Health Care (4.6%)
IPC The Hospitalist Co., Inc.*	48,940	1,982,070
Teleflex, Inc.	39,420	4,024,388
		6,006,458
Industrials (19.6%)
Actuant Corp., Class A	117,800	3,988,708
Beacon Roofing Supply, Inc.*	87,630	3,117,875
Curtiss-Wright Corp.	53,200	3,401,608
Gibraltar Industries, Inc.*	117,051	1,999,231
Multi-Color Corp.	107,200	3,735,920
Progressive Waste Solutions Ltd.	84,600	2,061,702
RBC Bearings, Inc.*	65,342	4,068,193
US Ecology, Inc.	76,300	3,406,795
		25,780,032
Information Technology (19.2%)
Advent Software, Inc.	93,230	2,686,889
Fair Isaac Corp.	38,900	2,225,080
FEI Co.	26,900	2,139,088
Heartland Payment Systems, Inc.	95,900	3,926,146
Littelfuse, Inc.	36,974	3,347,996
MICROS Systems, Inc.*	69,467	3,577,550
Solera Holdings, Inc.	30,060	1,947,287
Syntel, Inc.*	38,400	3,084,288
Teradyne, Inc.*	131,900	2,330,673
		25,264,997
Materials (11.4%)
Compass Minerals International, Inc.	25,900	2,372,440
Kaiser Aluminum Corp.	49,100	3,456,640
Quaker Chemical Corp.	43,600	3,245,148
Silgan Holdings, Inc.	47,786	2,377,354
Worthington Industries, Inc.	95,900	3,529,120
		14,980,702
Telecommunication Services (2.2%)
Shenandoah Telecommunications Co.	104,446	2,927,621
Utilities (2.2%)
Cleco Corp.	55,300	2,906,015
Total Common Stocks		130,785,402
REPURCHASE AGREEMENT (0.8%)
Fixed Income Clearing Corp., 0.00%, dated 04/30/2014, due 05/01/2014, repurchase price $990,000, collateralized by a U.S. Treasury Bond, maturing 05/15/2042; total market value of $1,010,975	$990,000	990,000
Total Repurchase Agreement		990,000
Total Investments (Cost $100,227,033) (a)—100.2%		131,775,402

Liabilities in excess of other assets—(0.2)%		(216,783)
Net Assets—100.0%		$131,558,619

*	Non-income producing security.
(a)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Semi-Annual Report 2014

Aberdeen U.S. Equity Fund (Unaudited)

Aberdeen U.S. Equity Fund (Class A shares at net asset value net of fees) returned 5.78% for the six-month period ended April 30, 2014, versus 8.36% for its benchmark, the Standard & Poor’s (S&P) 500® Index, for the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Large-Cap Core Funds (consisting of 958 funds) was 7.47% for the period.

North American equities posted healthy gains for the six-month period ended April 30, 2014, and outperformed most other global equity markets. Shares of large-cap companies, as measured by the U.S. broader-market S&P 500® Index, significantly outperformed versus their small-cap counterparts, as represented by the Russell 2000® Index.1 Nine of the ten sectors within the S&P 500® Index garnered positive returns for the period, led by the utilities, healthcare and information technology sectors. Conversely, telecommunication services, the only index sector to record a negative return for the reporting period, and consumer discretionary were the primary North American market laggards. The relative weakness in the consumer discretionary sector was attributable largely to the ongoing difficult environment for retailers, which have struggled due to a decline in customer foot traffic in “brick and mortar” stores, as well as a substantial increase in promotional discounts.

Investors’ optimism was buoyed by generally positive corporate earnings reports and steady but moderate overall improvement in economic data. This offset some uncertainty late in the reporting period resulting from Russia’s expansion of its military presence in the Crimea region of Ukraine. The first month of the period was marked by volatility amid speculation concerning the Federal Reserve’s (Fed) possible tapering of monetary policy easing. The Fed subsequently began to reduce its $85 billion-per-month asset purchase program in $10 billion increments in January and continued its tapering through the end of the reporting period. New Fed Chair Janet Yellen’s first press conference in March had an immediate impact on market expectations, whether intended or not. Her comments were viewed as surprisingly “hawkish,” prompting investors to bring forward their expectations for the timing of the first increase in official rates. On the economic front, U.S. gross domestic product (GDP) grew just 0.1% in the first quarter of 2014–down sharply from the 2.6% increase in the fourth quarter of 2013–as a decline in imports offset higher consumer spending. The harsh winter weather in much of the country contributed to the slower growth. There were some mixed data regarding the employment situation. U.S. nonfarm payrolls grew by more than 900,000 during the six-month period, while the unemployment rate fell to 6.3%–its lowest point since September 2008. However, there was no change in the labor force participation rate, which at the end of the reporting period remained at a 36-year low.

A market dynamic of deep cyclical stocks outperforming and what we would deem as “quality” companies continuing to lag has resulted in a difficult backdrop for the Fund to outperform–at least within the context of the U.S. market. The most notable detractors from Fund performance for the reporting period were office products retailer Staples, discount apparel retailer TJX Companies, and life and health insurer Aflac. Shares of Staples declined during the period, as core office supplies remained a difficult business and terrible weather deterred U.S. “brick-and-mortar” shoppers. We sold the holding in Staples in March as we believe the future fundamentals remain hampered. Shares of TJX Companies declined along with those of its peers as the retail sector was hampered by an overall slowdown in consumer spending during the period. Aflac reported decreases in revenue and net premiums for the fourth quarter compared to the same period in 2013. Relative weakness in the U.S. counterbalanced improvement in its business in Japan, from which Aflac derives roughly 70% of its business.

The primary contributors to Fund performance included drugstore chain operator and pharmacy benefit manager CVS Caremark, enterprise software company Oracle Corp., and fertilizer maker Potash Corp. of Saskatchewan, as well as the absence of a position in online retailer Amazon.com. Investors reacted positively to CVS’s purchase of Coram, a drug infusion company, which we believe will enhance its competitiveness. CVS also secured several new contracts for its pharmacy benefit manager (PBM) business. Oracle Corp.’s quarterly results benefited mainly from healthy year-over-year revenue growth in its hardware business, though margins in the segment declined. Oracle Corp. continues to transition its model towards cloud-based offerings that customers demand. Despite experiencing a difficult fourth quarter and 2013 fiscal year attributable primarily to continued weakness in potash prices, Potash Corp.’s management sees increased volumes and is focused on a reduction in operating costs for 2014.

During the period, we initiated positions in International Flavors & Fragrances, consumer credit reporting company Equifax, diversified financial American Express, and PVH Corp., which markets several well-known clothing brands, including Calvin Klein and Tommy Hilfiger. We increased holdings in biotechnology firm Gilead Sciences and membership warehouse operator Costco Wholesale, among others.

Conversely, we exited positions in packaged foods maker Kellogg, office products retailer Staples, consumer products maker Procter & Gamble, and Canadian transportation equipment maker Bombardier. Among the reductions to existing holdings were derivatives exchange operator Intercontinental Exchange, networking equipment maker Cisco Systems, and medical devices maker Baxter International.

Despite what has felt like significantly more volatility entering the market in recent months, equities have nonetheless held up reasonably well in the face of political tensions, concerns about growth in certain emerging markets, and continued Fed tapering. The tone of the market has changed, however, with many of the high-growth technology companies feeling the gravitational pulls of a

1

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

2014 Semi-Annual Report

Aberdeen U.S. Equity Fund (Unaudited) (concluded)

valuation correction, while traditional value and high-quality stock have begun to outperform the overall market. We believe that this environment generally suits our investment style well.

In our view, increased market volatility may persist in the near term, driven by a continuation of uncertainty around the path and pace of interest rates, and uncertain political issues globally. The fiscal issues have gone quiet for now, but ultimately we believe the numerous cases of corporate tax inversion, highlighted most recently by Pfizer’s tax-motivated bid for AstraZeneca, will encourage the government rework policy. However, we think that this may take years. Corporates remain in good shape, in our opinion, and have continued distributing capital, but anecdotally now also seem more focused on mergers and acquisitions (M&A) and capital investment than six months ago. In our view, the issue for many companies remains finding top-line growth amid what remains tepid GDP growth, and slower contribution from emerging markets.

The market appreciation over the past year has continued to outpace the underlying earnings growth of constituent companies; therefore, valuation expansion has been the main driver of performance. Despite this revaluation, forward earnings multiples remain in line with longer-term averages, which we do not view as prohibitive. We do, however, see the market being led by underlying earnings and cash-flow growth as opposed to any considerable multiple expansion. We continue to expect mid-single-digit operating profit growth for the remainder of 2014, with additional returns generated by corporate share repurchases and dividends.

Portfolio Management:

Aberdeen North American Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

The Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade decrease in value.

The investment team may select securities that underperform the stock market or other funds with similar investment objectives and strategies.

Please read the prospectus for more detailed information regarding these and other risks.

Semi-Annual Report 2014

Aberdeen U.S. Equity Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2014)		Six Month†		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	5.78%		17.31%	15.63%	7.47%
	w/SC2	(0.32%	)	10.53%	14.28%	6.83%
Class C3	w/o SC	5.39%		16.48%	14.82%	6.73%
	w/SC4	4.39%		15.48%	14.82%	6.73%
Class R5	w/o SC	5.66%		17.06%	15.45%	7.29%
Institutional Service Class[5],6	w/o SC	5.87%		17.60%	15.93%	7.78%
Institutional Class[5,7]	w/o SC	5.92%		17.61%	15.97%	7.80%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value per share and/or financial statement adjustments.

†	Not Annualized
1	Returns from June 23, 2008 to October 9, 2011 reflect the performance of a predecessor fund (the “Predecessor Fund”). After February 28, 2009, in connection with the change in name of the Fund, the Fund no longer used a growth style for investing and became diversified so that it invests in a larger number of companies. The returns prior to June 23, 2008 reflect the performance of another predecessor fund (the “Second Predecessor Fund”), which was acquired by the Predecessor Fund. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.
4	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six months and one year return because it is charged when Class C shares are sold within the first year after purchase.
5	Not subject to any sales charges.
6	Returns before the first offering of the Institutional Service Class (October 10, 2011) are based on the previous performance of the Institutional Class of the Predecessor Fund. The performance of the Institutional Class is substantially similar to what the Institutional Service Class would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares would only differ to the extent of the differences in expenses of the two classes.
7	Returns before the first offering of Institutional Class shares (June 29, 2004) by the Second Predecessor Fund are based on previous performance of Institutional Service Class shares of the Second Predecessor Fund. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for Institutional Class shares have not been adjusted to reflect its lower expenses.

2014 Semi-Annual Report

Aberdeen U.S. Equity Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2014)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen U.S. Equity Fund, S&P 500® Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2014. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The S&P 500® Index is a market capitalization-weighted index that includes 500 leading companies in leading industries of the U.S. economy. Focusing on the large-cap segment of the market, the S&P 500® Index covers approximately 80% of available U.S. market capitalization.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2014 (Unaudited)

Asset Allocation
Common Stocks	99.5%
Repurchase Agreement	0.4%
Other assets in excess of liabilities	0.1%
100.0%

The following chart summarizes the composition of the Fund’s portfolio, in industry classification standard sectors, expressed as a percentage of net assets. An industry classification standard sector can include more than one industry group. As of April 30, 2014, the Fund did not have more than 25% of its assets invested in any industry group. The sectors, as classified by S&P’s Global Industry Classification Standard Sectors, are comprised of several industry groups.

Top Sectors
Information Technology	15.2%
Consumer Staples	14.3%
Financials	13.5%
Health Care	13.3%
Energy	11.7%
Consumer Discretionary	11.6%
Industrials	10.3%
Materials	7.6%
Telecommunication Services	2.0%
Other	0.5%
100.0%

Top Holdings*
Wells Fargo & Co.	3.2%
Philip Morris International, Inc.	3.1%
CVS Caremark Corp.	3.1%
Johnson & Johnson	3.0%
EMC Corp.	2.9%
PepsiCo, Inc.	2.8%
Costco Wholesale Corp.	2.8%
Chevron Corp.	2.7%
Aflac, Inc.	2.6%
TJX Cos., Inc.	2.6%
Other	71.2%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Semi-Annual Report 2014

Statement of Investments

April 30, 2014 (Unaudited)

Aberdeen U.S. Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (99.5%)
Consumer Discretionary (11.6%)
BorgWarner, Inc.	136,600	$8,488,324
Comcast Corp., Class A	212,600	11,004,176
PVH Corp.	34,100	4,281,937
Starwood Hotels & Resorts Worldwide, Inc.	68,134	5,222,471
Target Corp.	151,800	9,373,650
TJX Cos., Inc.	189,500	11,025,110
		49,395,668
Consumer Staples (14.3%)
Costco Wholesale Corp.	102,200	11,822,496
CVS Caremark Corp.	178,900	13,009,608
Kraft Foods Group, Inc.	187,900	10,683,994
PepsiCo, Inc.	138,763	11,918,354
Philip Morris International, Inc.	152,479	13,026,281
		60,460,733
Energy (11.7%)
Apache Corp.	74,809	6,493,421
Chevron Corp.	91,000	11,422,320
ConocoPhillips	119,100	8,850,321
EOG Resources, Inc.	57,728	5,657,344
National Oilwell Varco, Inc.	129,900	10,201,047
Schlumberger Ltd.	67,812	6,886,309
		49,510,762
Financials (13.5%)
Aflac, Inc.	179,100	11,233,152
American Express Co.	57,300	5,009,739
Charles Schwab Corp. (The)	266,000	7,062,300
IntercontinentalExchange Group, Inc.	47,227	9,655,088
Royal Bank of Canada	157,611	10,518,904
Wells Fargo & Co.	275,200	13,660,928
		57,140,111
Health Care (13.3%)
Aetna, Inc.	119,400	8,531,130
Baxter International, Inc.	143,100	10,416,249
Gilead Sciences, Inc.*	109,500	8,594,655
Johnson & Johnson	125,100	12,671,379
Pfizer, Inc.	337,500	10,557,000
Quest Diagnostics, Inc.	100,600	5,626,558
		56,396,971
Industrials (10.3%)
Canadian National Railway Co.	177,000	10,366,890
Deere & Co.	67,963	6,343,667
Emerson Electric Co.	160,902	10,970,298
Equifax, Inc.	87,900	6,224,199
United Technologies Corp.	82,700	9,785,891
		43,690,945
Information Technology (15.2%)
Alliance Data Systems Corp.*	29,722	7,189,752
Cisco Systems, Inc.	193,800	4,478,718
Cognizant Technology Solutions Corp., Class A*	170,100	8,148,640
EMC Corp.	470,600	12,141,480
Oracle Corp.	246,700	10,085,096
QUALCOMM, Inc.	132,400	10,421,204
Solera Holdings, Inc.	60,954	3,948,600
Visa, Inc., Class A	39,700	8,043,617
		64,457,107
Materials (7.6%)
International Flavors & Fragrances, Inc.	67,400	6,640,248
Monsanto Co.	55,725	6,168,757
Potash Corp. of Saskatchewan, Inc.	242,100	8,754,336
Praxair, Inc.	80,305	10,483,818
		32,047,159
Telecommunication Services (2.0%)
TELUS Corp.	244,768	8,626,590
Total Common Stocks		421,726,046
REPURCHASE AGREEMENT (0.4%)
Fixed Income Clearing Corp., 0.00%, dated 04/30/2014, due 05/01/2014, repurchase price $1,825,000, collateralized by U.S. Treasury Bond, maturing 05/15/2042; total market value of $1,864,275	$1,825,000	1,825,000
Total Repurchase Agreement		1,825,000
Total Investments (Cost $307,872,965) (a)—99.9%		423,551,046

Other assets in excess of liabilities—0.1%		265,514
Net Assets—100.0%		$423,816,560

*	Non-income producing security.
(a)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.

See accompanying notes to financial statements.

2014 Semi-Annual Report

Statements of Assets and Liabilities (Unaudited)

April 30, 2014

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund	Aberdeen Asia-Pacific Smaller Companies Fund	Aberdeen China Opportunities Fund	Aberdeen Emerging Markets Fund	Aberdeen Equity Long-Short Fund
Assets:
Investments, at value	$770,275,759	$15,675,147	$31,627,083	$10,344,361,969	$514,595,489
Repurchase agreements, at value	20,963,000	154,000	165,000	136,450,000	93,817,000

Total investments	791,238,759	15,829,147	31,792,083	10,480,811,969	608,412,489

Cash	416,359	618	28,747	208	238,624,524	*
Foreign currency, at value	2,455,770	10,786	8,070	–	85,119
Cash at broker for China A shares	–	–	2,796	–	–
Dividends receivable	4,671,167	78,603	181,239	58,263,189	383,381
Receivable for investments sold	455,750	–	225,830	19,405,949	793,348
Receivable for capital shares issued	1,015,946	–	32,221	9,968,420	234,701
Receivable from adviser	47,504	16,888	10,400	146,959	–
Prepaid expenses and other assets	46,637	43,738	33,418	576,485	64,231

Total assets	800,347,892	15,979,780	32,314,804	10,569,173,179	848,597,793

Liabilities:
Securities sold short, at value	–	–	–	–	233,117,090
Payable for investments purchased	5,331,822	26,115	28,463	5,316,687	–
Payable for capital shares redeemed	1,587,458	812	83,769	5,762,121	434,801
Accrued foreign capital gains tax	672,361	5,785	–	1,825,495	–
Due to custodian	–	–	–	516,184	–
Payable for dividends on securities sold short	–	–	–	–	128,180
Payable for brokers related expenses for securities sold short	–	–	–	–	86,975
Distributions payable	–	–	85	81	–
Accrued expenses and other payables:
Investment advisory fees	599,677	16,789	33,238	7,856,813	585,213
Administration fees	47,975	1,033	2,127	698,383	40,710
Transfer agent fees	56,858	3,693	3,621	502,142	30,626
Printing fees	144,199	10,016	6,871	86,429	2,094
Distribution fees	441	257	10,451	126,156	21,786
Fund accounting fees	9,107	1,604	2,010	125,814	7,262
Legal fees	9,569	399	395	119,101	6,994
Administrative services fees	79	96	876	116,378	–
Custodian fees	345	13,473	290	262	167
Other	17,893	22,507	17,621	16,254	12,485

Total liabilities	8,477,784	102,579	189,817	23,068,300	234,474,383

Net Assets	$791,870,108	$15,877,201	$32,124,987	$10,546,104,879	$614,123,410

Cost:
Investments	$737,529,008	$15,561,450	$30,815,545	$9,528,780,064	$406,984,561
Repurchase agreements	20,963,000	154,000	165,000	136,450,000	93,817,000
Foreign currency	2,450,943	10,778	7,948	–	85,010
Proceeds:
Securities sold short	$–	$–	$–	$–	$180,473,498

Represented by:
Capital	$742,352,860	$15,479,261	$43,605,307	$9,603,124,007	$555,073,775
Accumulated net investment income/(loss)	3,325,955	(27,311)	(105,195)	40,179,279	(6,386,829)
Accumulated net realized gain/(loss) from investments and foreign currency transactions	14,104,528	317,177	(12,186,751)	89,004,908	10,468,999
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	32,086,765	108,074	811,626	813,796,685	54,967,465

Net Assets	$791,870,108	$15,877,201	$32,124,987	$10,546,104,879	$614,123,410

Net Assets:
Class A Shares	$1,472,657	$1,093,871	$21,427,791	$380,537,201	$53,442,777
Class C Shares	167,627	59,524	6,386,617	44,163,999	11,310,090
Class R Shares	11,160	11,934	1,551,720	28,513,162	3,189,678
Institutional Service Class Shares	3,857,295	32,952	2,218,354	241,640,633	2,104,047
Institutional Class Shares	786,361,369	14,678,920	540,505	9,851,249,884	544,076,818

Total	$791,870,108	$15,877,201	$32,124,987	$10,546,104,879	$614,123,410

*	The cash amount reported for the Aberdeen Equity Long-Short Fund is restricted from investing as it represents the amount due to the Prime Broker relating to the open short positions at April 30, 2014.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semi-Annual Report 2014

Statements of Assets and Liabilities (Unaudited) (continued)

April 30, 2014

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund	Aberdeen Asia-Pacific Smaller Companies Fund	Aberdeen China Opportunities Fund	Aberdeen Emerging Markets Fund	Aberdeen Equity Long-Short Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	122,858	110,900	1,072,849	25,584,452	4,507,234
Class C Shares	14,039	6,116	331,404	2,990,206	1,383,112
Class R Shares	932	1,210	78,760	1,924,078	279,665
Institutional Service Class Shares	321,244	3,286	110,523	16,239,002	175,035
Institutional Class Shares	65,407,773	1,482,123	26,908	661,414,355	44,872,388

Total	65,866,846	1,603,635	1,620,444	708,152,093	51,217,434

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$11.99	$9.86	$19.97	$14.87	$11.86
Class C Shares (a)	$11.94	$9.73	$19.27	$14.77	$8.18
Class R Shares	$11.97	$9.86	$19.70	$14.82	$11.41
Institutional Service Class Shares	$12.01	$10.03	$20.07	$14.88	$12.02
Institutional Class Shares	$12.02	$9.90	$20.09	$14.89	$12.12
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$12.72	$10.46	$21.19	$15.78	$12.58
Maximum Sales Charge:
Class A Shares	5.75%	5.75%	5.75%	5.75%	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

See accompanying notes to financial statements.

2014 Semi-Annual Report

Statements of Assets and Liabilities (Unaudited) (continued)

April 30, 2014

	Aberdeen European Equity Fund	Aberdeen Global Equity Fund	Aberdeen Global Natural Resources Fund	Aberdeen Global Small Cap Fund	Aberdeen International Equity Fund
Assets:
Investments, at value	$6,409,957	$163,144,546	$28,111,475	$297,968,283	$980,799,998
Repurchase agreements, at value	192,000	1,427,000	150,000	3,900,000	–

Total investments	6,601,957	164,571,546	28,261,475	301,868,283	980,799,998

Foreign currency, at value	33,412	135,914	–	841	1,701,997
Cash	864	109	116	201	–
Dividends receivable	68,175	1,182,449	144,806	1,577,607	10,227,032
Receivable for capital shares issued	–	15,649	3,368	103,059	447,003
Receivable from adviser	14,396	–	8,387	31,053	–
Prepaid expenses	39,392	32,777	34,328	39,571	42,201

Total assets	6,758,196	165,938,444	28,452,480	303,620,615	993,218,231

Liabilities:
Due to custodian	–	–	–	–	5,315,690
Payable for capital shares redeemed	–	2,970,524	93,418	97,079	1,895,909
Payable for investments purchased	3,303	206,647	–	713,688	597,747
Accrued expenses and other payables:
Investment advisory fees	4,827	122,158	16,322	267,093	647,639
Distribution fees	61	22,587	8,105	16,793	75,595
Printing fees	934	9,436	1,294	53,821	46,034
Transfer agent fees	1,084	8,080	6,831	5,239	76,769
Administration fees	429	10,858	1,865	19,724	64,764
Administrative services fees	–	8,764	2,846	8,802	54,390
Fund accounting fees	1,057	2,709	1,515	2,266	19,002
Legal fees	2,041	1,698	361	2,919	11,126
Custodian fees	136	705	215	7,577	3,262
Other	12,783	20,213	16,457	7,689	15,532

Total liabilities	26,655	3,384,379	149,229	1,202,690	8,823,459

Net Assets	$6,731,541	$162,554,065	$28,303,251	$302,417,925	$984,394,772

Cost:
Investments	$5,602,446	$134,775,704	$26,400,994	$270,304,100	$824,227,709
Repurchase agreements	192,000	1,427,000	150,000	3,900,000	–
Foreign currency	33,227	135,540	–	845	1,701,415

Represented by:
Capital	$5,797,977	$148,825,008	$56,065,757	$267,812,757	$921,262,558
Accumulated net investment income	81,086	1,564,668	95,964	114,899	12,216,162
Accumulated net realized gain/(loss) from investments and foreign currency transactions	44,075	(16,229,416)	(29,569,166)	6,816,680	(105,849,290)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	808,403	28,393,805	1,710,696	27,673,589	156,765,342

Net Assets	$6,731,541	$162,554,065	$28,303,251	$302,417,925	$984,394,772

Net Assets:
Class A Shares	$248,857	$84,148,511	$18,895,139	$71,290,458	$179,655,870
Class C Shares	11,814	4,804,656	3,377,168	2,084,165	38,637,383
Class R Shares	11,877	2,116,472	3,539,515	1,233,387	17,452,773
Institutional Service Class Shares	11,943	1,225	801,314	2,183,709	205,704,964
Institutional Class Shares	6,447,050	71,483,201	1,690,115	225,626,206	542,943,782

Total	$6,731,541	$162,554,065	$28,303,251	$302,417,925	$984,394,772

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semi-Annual Report 2014

Statements of Assets and Liabilities (Unaudited) (continued)

April 30, 2014

	Aberdeen European Equity Fund	Aberdeen Global Equity Fund	Aberdeen Global Natural Resources Fund	Aberdeen Global Small Cap Fund	Aberdeen International Equity Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	21,295	5,919,520	1,110,859	2,384,115	11,428,696
Class C Shares	1,013	355,711	208,776	74,349	2,602,552
Class R Shares	1,017	154,215	211,408	42,829	1,159,062
Institutional Service Class Shares	1,020	86	46,491	73,028	12,826,602
Institutional Class Shares	550,628	5,023,236	97,983	7,537,242	33,737,728

Total	574,973	11,452,768	1,675,517	10,111,563	61,754,640

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$11.69	$14.22	$17.01	$29.90	$15.72
Class C Shares (a)	$11.66	$13.51	$16.18	$28.03	$14.85
Class R Shares	$11.68	$13.72	$16.74	$28.80	$15.06
Institutional Service Class Shares	$11.71	$14.24	$17.24	$29.90	$16.04
Institutional Class Shares	$11.71	$14.23	$17.25	$29.93	$16.09
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$12.40	$15.09	$18.05	$31.72	$16.68
Maximum Sales Charge:
Class A Shares	5.75%	5.75%	5.75%	5.75%	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

See accompanying notes to financial statements.

2014 Semi-Annual Report

Statements of Assets and Liabilities (Unaudited) (continued)

April 30, 2014

	Aberdeen Latin American Equity Fund	Aberdeen Small Cap Fund	Aberdeen U.S. Equity Fund
Assets:
Investments, at value	$4,205,406	$130,785,402	$421,726,046
Repurchase agreements, at value	101,000	990,000	1,825,000

Total investments	4,306,406	131,775,402	423,551,046

Foreign currency, at value	13,114	16,488	–
Cash	133	526	252
Receivable for investments sold	–	–	437,862
Dividends receivable	10,767	29,029	292,894
Receivable from adviser	14,529	12,797	24,337
Receivable for capital shares issued	–	23,897	26,886
Prepaid expenses	37,625	38,737	29,500

Total assets	4,382,574	131,896,876	424,362,777

Liabilities:
Payable for capital shares redeemed	–	95,345	78,667
Accrued expenses and other payables:
Investment advisory fees	3,961	100,296	259,784
Distribution fees	21	43,096	65,033
Printing fees	980	15,876	57,438
Transfer agent fees	1,083	25,420	12,765
Administration fees	286	8,797	27,710
Fund accounting fees	112	2,296	5,334
Administrative services fees	–	6,586	–
Legal fees	57	1,503	4,555
Custodian fees	75	126	149
Other	12,681	38,916	34,782

Total liabilities	19,256	338,257	546,217

Net Assets	$4,363,318	$131,558,619	$423,816,560

Cost:
Investments	$4,968,837	$99,237,033	$306,047,965
Repurchase agreements	101,000	990,000	1,825,000
Foreign currency	13,120	16,381	–

Represented by:
Capital	$5,099,269	$524,239,222	$336,415,756
Accumulated net investment income/(loss)	34,616	(61,775)	470,694
Accumulated net realized loss from investments and foreign currency transactions	(7,179)	(424,167,304)	(28,750,608)
Net unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(763,388)	31,548,476	115,680,718

Net Assets	$4,363,318	$131,558,619	$423,816,560

Net Assets:
Class A Shares	$40,978	$76,551,292	$281,508,114
Class C Shares	11,302	31,857,173	8,943,772
Class R Shares	8,590	1,208,959	421,656
Institutional Service Class Shares	8,637	1,641,502	129,224,768
Institutional Class Shares	4,293,811	20,299,693	3,718,250

Total	$4,363,318	$131,558,619	$423,816,560

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semi-Annual Report 2014

Statements of Assets and Liabilities (Unaudited) (concluded)

April 30, 2014

	Aberdeen Latin American Equity Fund	Aberdeen Small Cap Fund	Aberdeen U.S. Equity Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	4,811	3,396,217	21,721,820
Class C Shares	1,329	1,587,441	752,324
Class R Shares	1,008	57,415	33,926
Institutional Service Class Shares	1,013	69,827	9,564,707
Institutional Class Shares	503,435	864,607	274,977

Total	511,596	5,975,507	32,347,754

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$8.52	$22.54	$12.96
Class C Shares (a)	$8.50	$20.07	$11.89
Class R Shares	$8.52	$21.06	$12.43
Institutional Service Class Shares	$8.53	$23.51	$13.51
Institutional Class Shares	$8.53	$23.48	$13.52
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.04	$23.92	$13.75
Maximum Sales Charge:
Class A Shares	5.75%	5.75%	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

See accompanying notes to financial statements.

2014 Semi-Annual Report

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2014

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund	Aberdeen Asia-Pacific Smaller Companies Fund	Aberdeen China Opportunities Fund	Aberdeen Emerging Markets Fund	Aberdeen Equity Long-Short Fund
INVESTMENT INCOME:
Dividend income	$8,867,326	$238,532	$234,777	$126,833,113	$4,884,588
Interest income	13	–	6	–	–
Foreign tax withholding	(236,328)	(14,511)	–	(10,702,953)	(94,367)
Other income	–	–	181	–	3,274

	8,631,011	224,021	234,964	116,130,160	4,793,495

EXPENSES:
Investment advisory fees	4,230,649	123,974	209,702	48,097,898	3,690,941
Administration fees	338,452	7,629	13,421	4,275,369	256,761
Distribution fees Class A	1,702	1,406	27,693	474,188	72,854
Distribution fees Class C	736	283	34,146	220,030	57,669
Distribution fees Class R	46	35	3,752	60,932	7,310
Administrative services fees Class A	–	77	1,433	138,728	18,050
Administrative services fees Class R	–	10	1,167	17,515	3,328
Administrative service fees Institutional Service Class	876	–	92	412,698	3,867
Transfer agent fees	390,473	25,688	34,783	3,184,818	332,991
Custodian fees	204,545	22,243	9,871	2,670,811	6,059
Dividend expense for securities sold short	–	–	–	–	2,088,246
Broker related expenses for securities sold short	–	–	–	–	1,071,326
Fund accounting fees	38,905	4,324	4,674	484,233	27,998
Printing fees	143,201	10,469	8,361	78,609	13,028
Trustee fees	17,110	413	642	204,425	12,067
Legal fees	16,632	261	599	196,014	11,562
Registration and filing fees	36,545	31,908	35,793	68,936	43,413
Audit fees	13,687	15,269	14,625	16,219	16,165
Other	31,908	14,133	3,760	283,356	15,988

Total operating expenses before reimbursed/waived expenses	5,465,467	258,122	404,514	60,884,779	7,749,623

Expenses reimbursed	(173,796)	(113,265)	(64,459)	(774,368)	–
Broker related expenses for securities sold short reduced by Investment Adviser	–	–	–	–	(481,427)

Net expenses	5,291,671	144,857	340,055	60,110,411	7,268,196

Net Investment Income/(Loss)	3,339,340	79,164	(105,091)	56,019,749	(2,474,701)

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain on investment transactions and securities sold short	14,188,204	440,307	1,031,845	152,516,360	13,889,236
Realized gain/(loss) on foreign currency transactions	157,479	(9,618)	(351)	761,011	(2,870)

Net realized gain from investments and foreign currency transactions	14,345,683	430,689	1,031,494	153,277,371	13,886,366

Net change in unrealized appreciation/depreciation on investment transactions	(36,505,521)	(1,519,865)	(2,137,689)	(543,422,451)	(11,880,796)
Net change in unrealized appreciation/depreciation on securities sold short	–	–	–	–	(1,855,726)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	10,495	212	(91)	58,582	129

Net change in unrealized appreciation/depreciation from investments and translation of assets and liabilities denominated in foreign currencies	(36,495,026)	(1,519,653)	(2,137,780)	(543,363,869)	(13,736,393)

Net realized/unrealized gain/(loss) from investments and foreign currency transactions	(22,149,343)	(1,088,964)	(1,106,286)	(390,086,498)	149,973

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(18,810,003)	$(1,009,800)	$(1,211,377)	$(334,066,749)	$(2,324,728)

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semi-Annual Report 2014

Statements of Operations (Unaudited) (continued)

For the Six Months Ended April 30, 2014

	Aberdeen European Equity Fund	Aberdeen Global Equity Fund	Aberdeen Global Natural Resources Fund	Aberdeen Global Small Cap Fund	Aberdeen International Equity Fund
INVESTMENT INCOME:
Dividend income	$124,535	$5,898,518	$384,511	$3,102,382	$35,921,235
Foreign tax withholding	(8,280)	(189,952)	(25,655)	(134,812)	(1,605,772)
Other income	–	4,699	–	–	–

	116,255	5,713,265	358,856	2,967,570	34,315,463

EXPENSES:
Investment advisory fees	27,568	708,787	103,999	1,604,982	3,921,477
Administration fees	2,451	63,003	11,886	118,481	392,148
Distribution fees Class A	131	102,689	24,251	92,087	245,680
Distribution fees Class C	54	24,291	17,990	10,703	196,400
Distribution fees Class R	28	5,593	9,092	4,094	42,087
Administrative services fees Class A	–	47,626	8,550	22,480	65,123
Administrative services fees Class R	–	1,407	807	189	6,480
Administrative service fees Institutional Service Class	–	–	6	2,341	123,567
Transfer agent fees	2,215	58,450	43,370	169,066	437,605
Registration and filing fees	52,201	29,314	35,981	49,057	37,851
Custodian fees	3,421	9,855	3,649	48,005	76,096
Printing fees	–	10,552	4,289	47,976	49,246
Fund accounting fees	3,306	9,805	2,662	13,065	47,930
Audit fees	14,659	14,162	13,318	14,161	16,165
Trustee fees	110	2,897	575	5,495	18,464
Legal fees	–	2,769	542	5,381	17,407
Other	846	6,587	3,394	18,906	35,635

Total operating expenses before reimbursed/waived expenses	106,990	1,097,787	284,361	2,226,469	5,729,361

Expenses reimbursed	(73,083)	–	(51,323)	(169,262)	–

Net expenses	33,907	1,097,787	233,038	2,057,207	5,729,361

Net Investment Income	82,348	4,615,478	125,818	910,363	28,586,102

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain on investment transactions and securities sold short	42,888	986,265	374,351	7,532,627	28,587,778
Realized gain/(loss) on foreign currency transactions	1,188	7,903	(3,738)	20,985	8,815

Net realized gain from investments and foreign currency transactions	44,076	994,168	370,613	7,553,612	28,596,593

Net change in unrealized appreciation/depreciation on investment transactions	387,793	2,737,541	737,118	8,067,508	(14,921,351)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	700	5,216	34	10,167	79,384

Net change in unrealized appreciation/depreciation from investments and translation of assets and liabilities denominated in foreign currencies	388,493	2,742,757	737,152	8,077,675	(14,841,967)

Net realized/unrealized gain from investments and foreign currency transactions	432,569	3,736,925	1,107,765	15,631,287	13,754,626

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$514,917	$8,352,403	$1,233,583	$16,541,650	$42,340,728

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2014 Semi-Annual Report

Statements of Operations (Unaudited) (concluded)

For the Six Months Ended April 30, 2014

	Aberdeen Latin American Equity Fund	Aberdeen Small Cap Fund	Aberdeen U.S. Equity Fund
INVESTMENT INCOME:
Dividend income	$85,681	$943,282	$4,488,238
Foreign tax withholding	(8,360)	(7,281)	(97,241)
Other income	–	322,892	10,703

	77,321	1,258,893	4,401,700

EXPENSES:
Investment advisory fees	22,679	621,519	1,576,908
Administration fees	1,650	54,714	168,203
Distribution fees Class A	39	100,714	349,516
Distribution fees Class C	44	163,851	45,953
Distribution fees Class R	20	3,451	1,025
Administrative services fees Class A	–	28,360	35,118
Administrative services fees Class R	–	306	7
Administrative service fees Institutional Service Class	–	24	59,302
Transfer agent fees	3,177	113,162	156,003
Registration and filing fees	52,761	29,715	29,480
Printing fees	248	17,330	50,721
Audit fees	14,659	13,318	13,054
Fund accounting fees	209	6,311	18,354
Custodian fees	3,932	3,256	5,736
Trustee fees	78	2,567	7,811
Legal fees	69	2,453	7,466
Other	609	5,238	10,929

Total operating expenses before reimbursed/waived expenses	100,174	1,166,289	2,535,586

Expenses reimbursed	(73,267)	(83,075)	(152,375)
Reimbursement of administrative service fees	–	–	(62,812)

Net expenses	26,907	1,083,214	2,320,399

Net Investment Income	50,414	175,679	2,081,301

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain/(loss) on investment transactions and securities sold short	(7,131)	9,545,599	17,351,146
Realized gain/(loss) on foreign currency transactions	(48)	(2,487)	13,927

Net realized gain/(loss) from investments and foreign currency transactions	(7,179)	9,543,112	17,365,073

Net change in unrealized appreciation/depreciation on investment transactions	(341,464)	(5,438,420)	4,433,127
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	249	107	3,821

Net change in unrealized appreciation/depreciation from investments and translation of assets and liabilities denominated in foreign currencies	(341,215)	(5,438,313)	4,436,948

Net realized/unrealized gain/(loss) from investments and foreign currency transactions	(348,394)	4,104,799	21,802,021

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(297,980)	$4,280,478	$23,883,322

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semi-Annual Report 2014

Statements of Changes in Net Assets

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund		Aberdeen Asia-Pacific Smaller Companies Fund		Aberdeen China Opportunities Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income/(loss)	$3,339,340	$12,838,021	$79,164	$683,799	$(105,091)	$217,828
Net realized gain from investments and foreign currency transactions	14,345,683	5,096,041	430,689	3,476,765	1,031,494	2,743,393
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(36,495,026)	26,135,039	(1,519,653)	(676,840)	(2,137,780)	(1,257,669)

Changes in net assets resulting from operations	(18,810,003)	44,069,101	(1,009,800)	3,483,724	(1,211,377)	1,703,552

Distributions to Shareholders From:
Net investment income:
Class A	(4,643)	(21,613)	(9,690)	(13,755)	(75,779)	(80,620)
Class C	(323)	(597)	(334)	(814)	(14,036)	(7,388)
Class R	(102)	(343)	(22)	(922)	(3,517)	(2,838)
Institutional Service Class	(13,163)	(95,074)	(256)	(535)	(7,922)	(20,416)
Institutional Class	(3,531,274)	(17,550,974)	(185,383)	(872,369)	(2,942)	(8,923)
Net realized gains:
Class A	(7,850)	(10,353)	(192,269)	(1,878)	–	–
Class C	(793)	(145)	(8,527)	(355)	–	–
Class R	(194)	(145)	(1,697)	(411)	–	–
Institutional Service Class	(20,975)	(56,582)	(4,592)	(109)	–	–
Institutional Class	(5,464,269)	(8,269,423)	(3,329,370)	(228,951)	–	–

Change in net assets from shareholder distributions	(9,043,586)	(26,005,249)	(3,732,140)	(1,120,099)	(104,196)	(120,185)

Change in net assets from capital transactions	(190,485,101)	370,609,386	(6,859,978)	(4,440,579)	(1,177,677)	(5,447,029)

Change in net assets	(218,338,690)	388,673,238	(11,601,918)	(2,076,954)	(2,493,250)	(3,863,662)

Net Assets:
Beginning of period	1,010,208,798	621,535,560	27,479,119	29,556,073	34,618,237	38,481,899

End of period	$791,870,108	$1,010,208,798	$15,877,201	$27,479,119	$32,124,987	$34,618,237

Accumulated net investment income/(loss) at end of period	$3,325,955	$3,536,120	$(27,311)	$89,210	$(105,195)	$104,092

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2014 Semi-Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund		Aberdeen Asia-Pacific Smaller Companies Fund		Aberdeen China Opportunities Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$174,270	$1,135,226	$323,760	$1,381,458	$6,466,718	$6,054,729
Dividends reinvested	12,143	31,842	191,016	13,257	60,405	63,336
Cost of shares redeemed(a)	(42,011)	(183,281)	(555,089)	(172,314)	(5,892,095)	(7,272,260)

Total Class A	144,402	983,787	(40,313)	1,222,401	635,028	(1,154,195)

Class C Shares
Proceeds from shares issued	20,000	186,223	–	143,771	45,078	598,913
Dividends reinvested	1,116	742	8,862	1,169	7,971	4,177
Cost of shares redeemed(a)	(56)	(49,765)	5	(103,049)	(1,108,622)	(2,429,709)

Total Class C	21,060	137,200	8,867	41,891	(1,055,573)	(1,826,619)

Class R Shares
Proceeds from shares issued	–	25,000	–	185,193	321,823	1,472,953
Dividends reinvested	296	488	1,719	1,333	2,624	2,066
Cost of shares redeemed(a)	(23,490)	–	(23,040)	(219,844)	(330,900)	(1,134,164)

Total Class R	(23,194)	25,488	(21,321)	(33,318)	(6,453)	340,855

Institutional Service Class Shares
Proceeds from shares issued	900,533	813,803	–	21,164	251,646	203,414
Dividends reinvested	27,566	143,784	4,847	644	7,852	20,045
Cost of shares redeemed(a)	(906,216)	(936,986)	(12)	(3,432)	(352,513)	(2,513,313)

Total Institutional Service Class	21,883	20,601	4,835	18,376	(93,015)	(2,289,854)

Institutional Class Shares
Proceeds from shares issued	255,176,682	508,352,727	1,222,737	28,029,587	22,411	799,991
Dividends reinvested	2,311,719	8,255,375	898,354	178,619	1,232	3,962
Cost of shares redeemed(a)	(448,137,653)	(147,165,792)	(8,933,137)	(33,898,135)	(681,307)	(1,321,169)

Total Institutional Class	(190,649,252)	369,442,310	(6,812,046)	(5,689,929)	(657,664)	(517,216)

Change in net assets from capital transactions:	$(190,485,101)	$370,609,386	$(6,859,978)	$(4,440,579)	$(1,177,677)	$(5,447,029)

(a)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semi-Annual Report 2014

Statements of Changes in Net Assets (continued)

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund		Aberdeen Asia-Pacific Smaller Companies Fund		Aberdeen China Opportunities Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013

SHARE TRANSACTIONS:
Class A Shares
Issued	14,940	95,658	31,952	114,842	321,254	294,803
Reinvested	1,075	2,706	20,278	1,150	3,086	3,149
Redeemed	(3,695)	(15,715)	(58,244)	(14,791)	(307,080)	(356,248)

Total Class A Shares	12,320	82,649	(6,014)	101,201	17,260	(58,296)

Class C Shares
Issued	1,807	15,487	–	12,465	2,380	30,354
Reinvested	99	64	951	105	421	213
Redeemed	(7)	(4,307)	–	(8,408)	(59,078)	(122,908)

Total Class C Shares	1,899	11,244	951	4,162	(56,277)	(92,341)

Class R Shares
Issued	–	2,029	–	15,662	16,793	71,253
Reinvested	26	42	182	119	135	103
Redeemed	(2,061)	–	(2,010)	(18,822)	(16,997)	(55,577)

Total Class R Shares	(2,035)	2,071	(1,828)	(3,041)	(69)	15,779

Institutional Service Class Shares
Issued	77,936	68,994	–	1,805	12,650	10,018
Reinvested	2,440	12,136	507	56	400	999
Redeemed	(78,468)	(78,581)	(2)	(289)	(18,061)	(125,128)

Total Institutional Service Class Shares	1,908	2,549	505	1,572	(5,011)	(114,111)

Institutional Class Shares
Issued	21,777,977	42,726,896	124,543	2,330,924	1,191	38,210
Reinvested	204,396	699,727	95,064	15,637	63	197
Redeemed	(40,036,761)	(12,553,270)	(916,613)	(2,818,175)	(34,923)	(63,090)

Total Institutional Class Shares	(18,054,388)	30,873,353	(697,006)	(471,614)	(33,669)	(24,683)

Total change in shares:	(18,040,296)	30,971,866	(703,392)	(367,720)	(77,766)	(273,652)

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2014 Semi-Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen Emerging Markets Fund		Aberdeen Equity Long-Short Fund		Aberdeen European Equity Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Six Months Ended April 30, 2014 (Unaudited)	Period Ended October 31, 2013(a)

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income/(loss)	$56,019,749	$150,397,454	$(2,474,701)	$(5,390,015)	$82,348	$76,125
Net realized gain/(loss) from investments and foreign currency transactions	153,277,371	(60,628,278)	13,886,366	9,864,192	44,076	29,872
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(543,363,869)	200,935,442	(13,736,393)	46,691,015	388,493	419,910

Changes in net assets resulting from operations	(334,066,749)	290,704,618	(2,324,728)	51,165,192	514,917	525,907

Distributions to Shareholders From:
Net investment income:
Class A	(2,067,113)	(5,048,737)	–	–	(305)	(140)
Class C	(201,027)	(259,688)	–	–	(7)	(103)
Class R	(115,740)	(153,775)	–	–	(37)	(115)
Institutional Service Class	(1,902,637)	(5,758,390)	–	–	(60)	(126)
Institutional Class	(62,402,650)	(172,424,810)	–	–	(32,246)	(62,585)
Net realized gains:
Class A	–	–	(992,853)	(715,656)	(121)	–
Class C	–	–	(288,934)	(203,541)	(21)	–
Class R	–	–	(50,048)	(23,468)	(21)	–
Institutional Service Class	–	–	(59,253)	(19,624)	(21)	–
Institutional Class	–	–	(9,724,006)	(5,267,106)	(11,397)	–

Change in net assets from shareholder distributions	(66,689,167)	(183,645,400)	(11,115,094)	(6,229,395)	(44,236)	(63,069)

Change in net assets from capital transactions	(1,102,194,732)	3,689,377,899	(34,997,706)	49,583,537	238,401	5,559,621

Change in net assets	(1,502,950,648)	3,796,437,117	(48,437,528)	94,519,334	709,082	6,022,459

Net Assets:
Beginning of period	12,049,055,527	8,252,618,410	662,560,938	568,041,604	6,022,459	–

End of period	$10,546,104,879	$12,049,055,527	$614,123,410	$662,560,938	$6,731,541	$6,022,459

Accumulated net investment income/(loss) at end of period	$40,179,279	$50,848,697	$(6,386,829)	$(3,912,128)	$81,086	$31,393

(a)	For the period from March 25, 2013 (commencement of operations) through October 31, 2013.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semi-Annual Report 2014

Statements of Changes in Net Assets (continued)

	Aberdeen Emerging Markets Fund		Aberdeen Equity Long-Short Fund		Aberdeen European Equity Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Six Months Ended April 30, 2014 (Unaudited)	Period Ended October 31, 2013(a)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$79,997,744	$330,432,793	$13,469,492	$18,447,027	$175,958	$61,719
Dividends reinvested	1,699,715	4,241,056	854,454	596,044	427	140
Cost of shares redeemed(b)	(105,100,735)	(192,004,354)	(22,417,315)	(30,736,583)	(3,465)	(79)

Total Class A	(23,403,276)	142,669,495	(8,093,369)	(11,693,512)	172,920	61,780

Class C Shares
Proceeds from shares issued	5,325,513	39,095,136	638,231	1,257,209	–	14,974
Dividends reinvested	112,496	174,990	131,068	84,449	29	103
Cost of shares redeemed(b)	(9,342,520)	(8,112,094)	(1,181,879)	(3,665,380)	–	(5,064)

Total Class C	(3,904,511)	31,158,032	(412,580)	(2,323,722)	29	10,013

Class R Shares
Proceeds from shares issued	8,651,379	18,397,912	755,537	1,806,122	–	10,000
Dividends reinvested	89,751	111,946	50,048	23,468	59	115
Cost of shares redeemed(b)	(2,777,384)	(4,582,840)	(302,536)	(1,345,265)	–	–

Total Class R	5,963,746	13,927,018	503,049	484,325	59	10,115

Institutional Service Class Shares
Proceeds from shares issued	12,251,920	351,463,114	454,295	2,041,678	–	10,000
Dividends reinvested	1,901,277	5,747,629	59,253	19,624	81	126
Cost of shares redeemed(b)	(191,247,113)	(212,352,220)	(1,886,605)	(674,696)	–	–

Total Institutional Service Class	(177,093,916)	144,858,523	(1,373,057)	1,386,606	81	10,126

Institutional Class Shares
Proceeds from shares issued	987,753,691	4,703,129,038	79,133,511	172,025,893	25,000	5,405,000
Dividends reinvested	50,437,791	139,949,119	9,218,416	3,617,517	43,642	62,587
Cost of shares redeemed(b)	(1,941,948,257)	(1,486,313,326)	(113,973,676)	(113,913,570)	(3,330)	–

Total Institutional Class	(903,756,775)	3,356,764,831	(25,621,749)	61,729,840	65,312	5,467,587

Change in net assets from capital transactions:	$(1,102,194,732)	$3,689,377,899	$(34,997,706)	$49,583,537	$238,401	$5,559,621

(a)	For the period from March 25, 2013 (commencement of operations) through October 31, 2013.
(b)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2014 Semi-Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen Emerging Markets Fund		Aberdeen Equity Long-Short Fund		Aberdeen European Equity Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Six Months Ended April 30, 2014 (Unaudited)	Period Ended October 31, 2013(a)

SHARE TRANSACTIONS:
Class A Shares
Issued	5,619,542	21,501,416	1,125,597	1,557,419	15,749	5,806
Reinvested	118,778	277,875	71,027	52,608	40	14
Redeemed	(7,460,283)	(12,745,099)	(1,872,449)	(2,635,279)	(307)	(7)

Total Class A Shares	(1,721,963)	9,034,192	(675,825)	(1,025,252)	15,482	5,813

Class C Shares
Issued	374,895	2,510,522	76,782	153,297	–	1,477
Reinvested	7,900	11,394	15,753	10,622	3	10
Redeemed	(663,166)	(544,003)	(141,714)	(450,169)	–	(477)

Total Class C Shares	(280,371)	1,977,913	(49,179)	(286,250)	3	1,010

Class R Shares
Issued	608,949	1,212,154	65,586	157,458	–	1,000
Reinvested	6,289	7,348	4,318	2,139	6	11
Redeemed	(195,651)	(303,149)	(26,225)	(117,233)	–	–

Total Class R Shares	419,587	916,353	43,679	42,364	6	1,011

Institutional Service Class Shares
Issued	862,467	23,420,313	37,180	170,253	–	1,000
Reinvested	132,864	378,676	4,857	1,711	7	13
Redeemed	(13,737,866)	(14,728,530)	(156,123)	(57,146)	–	–

Total Institutional Service Class Shares	(12,742,535)	9,070,459	(114,086)	114,818	7	1,013

Institutional Class Shares
Issued	69,343,622	305,846,508	6,467,183	14,422,315	2,290	538,397
Reinvested	3,524,653	9,205,616	750,075	313,749	4,052	6,203
Redeemed	(137,318,383)	(98,650,993)	(9,339,153)	(9,564,705)	(314)	–

Total Institutional Class Shares	(64,450,108)	216,401,131	(2,121,895)	5,171,359	6,028	544,600

Total change in shares:	(78,775,390)	237,400,048	(2,917,306)	4,017,039	21,526	553,447

(a)	For the period from March 25, 2013 (commencement of operations) through October 31, 2013.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semi-Annual Report 2014

Statements of Changes in Net Assets (continued)

	Aberdeen Global Equity Fund		Aberdeen Global Natural Resources Fund		Aberdeen Global Small Cap Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$4,615,478	$2,298,104	$125,818	$356,997	$910,363	$1,637,068
Net realized gain from investments and foreign currency transactions	994,168	2,741,615	370,613	1,640,793	7,553,612	18,734,065
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	2,742,757	16,378,715	737,152	(1,801,741)	8,077,675	(1,112,684)

Changes in net assets resulting from operations	8,352,403	21,418,434	1,233,583	196,049	16,541,650	19,258,449

Distributions to Shareholders From:
Net investment income:
Class A	(1,762,493)	(979,784)	(140,680)	(207,053)	(242,440)	(188,712)
Class C	(90,699)	(39,361)	(12,350)	(16,640)	(2,518)	(709)
Class R	(48,408)	(27,593)	(22,579)	(30,899)	(5,108)	(1,939)
Institutional Service Class	(27)	(17)	(7,072)	(10,586)	(7,585)	(3,023)
Institutional Class	(1,598,566)	(957,701)	(21,207)	(43,600)	(1,038,622)	(489,237)
Net realized gains:
Class A	–	–	–	–	(834,937)	–
Class C	–	–	–	–	(25,149)	–
Class R	–	–	–	–	(20,437)	–
Institutional Service Class	–	–	–	–	(21,216)	–
Institutional Class	–	–	–	–	(2,375,819)	–

Change in net assets from shareholder distributions	(3,500,193)	(2,004,456)	(203,888)	(308,778)	(4,573,831)	(683,620)

Change in net assets from capital transactions	(1,531,039)	18,177,358	(5,431,687)	(15,081,451)	(8,142,947)	194,005,602

Change in net assets	3,321,171	37,591,336	(4,401,992)	(15,194,180)	3,824,872	212,580,431

Net Assets:
Beginning of period	159,232,894	121,641,558	32,705,243	47,899,423	298,593,053	86,012,622

End of period	$162,554,065	$159,232,894	$28,303,251	$32,705,243	$302,417,925	$298,593,053

Accumulated net investment income at end of period	$1,564,668	$449,383	$95,964	$174,034	$114,899	$500,809

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2014 Semi-Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen Global Equity Fund		Aberdeen Global Natural Resources Fund		Aberdeen Global Small Cap Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$5,908,322	$13,426,910	$1,470,212	$3,286,264	$2,101,904	$45,209,436
Dividends reinvested	1,713,542	937,359	113,932	167,898	1,033,734	180,669
Cost of shares redeemed(a)	(9,837,171)	(18,715,827)	(4,759,311)	(10,928,895)	(14,835,479)	(33,274,708)

Total Class A	(2,215,307)	(4,351,558)	(3,175,167)	(7,474,733)	(11,699,841)	12,115,397

Class C Shares
Proceeds from shares issued	351,262	2,221,481	239,970	821,888	348,501	2,254,947
Dividends reinvested	62,305	25,253	6,628	8,630	23,474	574
Cost of shares redeemed(a)	(1,000,886)	(890,765)	(1,330,901)	(2,255,624)	(570,537)	(670,676)

Total Class C	(587,319)	1,355,969	(1,084,303)	(1,425,106)	(198,562)	1,584,845

Class R Shares
Proceeds from shares issued	329,018	1,216,077	676,474	1,731,608	230,559	2,078,921
Dividends reinvested	25,081	10,784	4,640	5,788	22,778	1,406
Cost of shares redeemed(a)	(611,017)	(1,500,674)	(1,212,531)	(3,050,366)	(822,352)	(950,795)

Total Class R	(256,918)	(273,813)	(531,417)	(1,312,970)	(569,015)	1,129,532

Institutional Service Class Shares
Proceeds from shares issued	–	–	1,486	6,863	496,456	1,765,934
Dividends reinvested	27	17	6,764	10,191	28,801	3,023
Cost of shares redeemed(a)	–	–	(52,034)	(353,904)	(228,395)	(52,009)

Total Institutional Service Class	27	17	(43,784)	(336,850)	296,862	1,716,948

Institutional Class Shares
Proceeds from shares issued	2,791,643	27,535,793	611,221	934,055	24,595,010	271,260,592
Dividends reinvested	1,592,768	953,311	11,375	32,466	3,241,937	464,209
Cost of shares redeemed(a)	(2,855,933)	(7,042,361)	(1,219,612)	(5,498,313)	(23,809,338)	(94,265,921)

Total Institutional Class	1,528,478	21,446,743	(597,016)	(4,531,792)	4,027,609	177,458,880

Change in net assets from capital transactions:	$(1,531,039)	$18,177,358	$(5,431,687)	$(15,081,451)	$(8,142,947)	$194,005,602

(a)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semi-Annual Report 2014

Statements of Changes in Net Assets (continued)

	Aberdeen Global Equity Fund		Aberdeen Global Natural Resources Fund		Aberdeen Global Small Cap Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013

SHARE TRANSACTIONS:
Class A Shares
Issued	439,895	1,031,376	91,540	204,819	73,660	1,643,895
Reinvested	129,260	72,553	7,203	10,613	36,386	6,631
Redeemed	(710,756)	(1,446,336)	(294,548)	(681,553)	(519,171)	(1,195,543)

Total Class A Shares	(141,601)	(342,407)	(195,805)	(466,121)	(409,125)	454,983

Class C Shares
Issued	27,414	179,169	15,655	53,637	12,930	86,472
Reinvested	4,945	2,057	440	562	879	23
Redeemed	(77,906)	(72,640)	(86,510)	(147,860)	(21,316)	(25,895)

Total Class C Shares	(45,547)	108,586	(70,415)	(93,661)	(7,507)	60,600

Class R Shares
Issued	25,078	96,717	42,710	110,229	8,297	78,191
Reinvested	1,959	862	298	370	832	54
Redeemed	(45,841)	(119,639)	(76,212)	(194,886)	(29,490)	(34,964)

Total Class R Shares	(18,804)	(22,060)	(33,204)	(84,287)	(20,361)	43,281

Institutional Service Class Shares
Issued	–	–	89	422	17,297	62,743
Reinvested	2	1	422	639	1,014	109
Redeemed	–	–	(3,184)	(21,900)	(8,056)	(1,831)

Total Institutional Service Class Shares	2	1	(2,673)	(20,839)	10,255	61,021

Institutional Class Shares
Issued	208,667	2,112,042	37,567	57,079	862,255	9,822,526
Reinvested	119,978	73,567	710	2,004	114,113	16,867
Redeemed	(206,692)	(539,683)	(73,130)	(336,161)	(837,539)	(3,375,220)

Total Institutional Class Shares	121,953	1,645,926	(34,853)	(277,078)	138,829	6,464,173

Total change in shares:	(83,997)	1,390,046	(336,950)	(941,986)	(287,909)	7,084,058

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2014 Semi-Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen International Equity Fund		Aberdeen Latin American Equity Fund		Aberdeen Small Cap Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Six Months Ended April 30, 2014 (Unaudited)	Period Ended October 31, 2013(a)	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$28,586,102	$20,404,557	$50,414	$46,422	$175,679	$262,690
Net realized gain/(loss) from investments and foreign currency transactions	28,596,593	35,698,938	(7,179)	(8,655)	9,543,112	26,660,282
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(14,841,967)	79,645,916	(341,215)	(422,173)	(5,438,313)	17,899,156

Changes in net assets resulting from operations	42,340,728	135,749,411	(297,980)	(384,406)	4,280,478	44,822,128

Distributions to Shareholders From:
Net investment income:
Class A	(3,841,803)	(3,436,672)	(167)	(72)	–	–
Class C	(719,316)	(435,813)	(17)	(18)	–	–
Class R	(344,022)	(207,618)	(39)	(29)	–	–
Institutional Service Class	(4,295,151)	(3,378,869)	(63)	(41)	–	–
Institutional Class	(11,491,520)	(10,389,137)	(31,428)	(20,088)	–	–
Net realized gains:
Class A	–	–	(10)	–	–	–
Class C	–	–	(3)	–	–	–
Class R	–	–	(3)	–	–	–
Institutional Service Class	–	–	(3)	–	–	–
Institutional Class	–	–	(1,629)	–	–	–

Change in net assets from shareholder distributions	(20,691,812)	(17,848,109)	(33,362)	(20,248)	–	–

Change in net assets from capital transactions	(84,891,604)	15,246,609	50,360	5,048,954	(10,122,133)	(47,793,681)

Change in net assets	(63,242,688)	133,147,911	(280,982)	4,644,300	(5,841,655)	(2,971,553)

Net Assets:
Beginning of period	1,047,637,460	914,489,549	4,644,300	–	137,400,274	140,371,827

End of period	$984,394,772	$1,047,637,460	$4,363,318	$4,644,300	$131,558,619	$137,400,274

Accumulated net investment income/(loss) at end of period	$12,216,162	$4,321,872	$34,616	$15,916	$(61,775)	$(237,454)

(a)	For the period from March 25, 2013 (commencement of operations) through October 31, 2013.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semi-Annual Report 2014

Statements of Changes in Net Assets (continued)

	Aberdeen International Equity Fund		Aberdeen Latin American Equity Fund		Aberdeen Small Cap Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Six Months Ended April 30, 2014 (Unaudited)	Period Ended October 31, 2013(a)	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$24,940,221	$87,658,591	$14,513	$28,706	$5,296,493	$9,518,949
Dividends reinvested	2,947,281	2,703,363	177	72	–	–
Cost of shares redeemed(b)	(72,663,783)	(94,124,783)	(15)	–	(13,253,582)	(21,775,537)

Total Class A	(44,776,281)	(3,762,829)	14,675	28,778	(7,957,089)	(12,256,588)

Class C Shares
Proceeds from shares issued	2,497,301	11,604,198	2,500	10,000	1,004,394	1,501,616
Dividends reinvested	429,025	266,825	20	18	–	–
Cost of shares redeemed(b)	(7,934,044)	(9,462,977)	–	–	(2,742,417)	(8,086,938)

Total Class C	(5,007,718)	2,408,046	2,520	10,018	(1,738,023)	(6,585,322)

Class R Shares
Proceeds from shares issued	2,662,440	9,775,788	–	10,000	1,499,542	2,479,803
Dividends reinvested	234,452	138,887	42	29	–	–
Cost of shares redeemed(b)	(3,186,993)	(5,953,092)	–	–	(1,849,286)	(3,718,997)

Total Class R	(290,101)	3,961,583	42	10,029	(349,744)	(1,239,194)

Institutional Service Class Shares
Proceeds from shares issued	23,220,473	35,867,973	–	10,000	29,945	1,494,835
Dividends reinvested	4,179,608	3,280,108	66	41	–	–
Cost of shares redeemed(b)	(33,096,442)	(49,735,702)	–	–	(139,073)	(13,650,601)

Total Institutional Service Class	(5,696,361)	(10,587,621)	66	10,041	(109,128)	(12,155,766)

Institutional Class Shares
Proceeds from shares issued	61,888,611	186,138,494	–	4,970,000	3,370,031	8,755,994
Dividends reinvested	11,098,714	10,079,137	33,057	20,088	–	–
Cost of shares redeemed(b)	(102,108,468)	(172,990,201)	–	–	(3,338,180)	(24,312,805)

Total Institutional Class	(29,121,143)	23,227,430	33,057	4,990,088	31,851	(15,556,811)

Change in net assets from capital transactions:	$(84,891,604)	$15,246,609	$50,360	$5,048,954	$(10,122,133)	$(47,793,681)

(a)	For the period from March 25, 2013 (commencement of operations) through October 31, 2013.
(b)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2014 Semi-Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen International Equity Fund		Aberdeen Latin American Equity Fund		Aberdeen Small Cap Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Six Months Ended April 30, 2014 (Unaudited)	Period Ended October 31, 2013(a)	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013

SHARE TRANSACTIONS:
Class A Shares
Issued	1,665,735	6,051,528	1,786	2,997	234,379	510,191
Reinvested	201,793	188,690	22	8	–	–
Redeemed	(4,929,838)	(6,527,229)	(2)	–	(585,702)	(1,190,626)

Total Class A Shares	(3,062,310)	(287,011)	1,806	3,005	(351,323)	(680,435)

Class C Shares
Issued	176,674	843,066	325	1,000	49,662	86,665
Reinvested	31,125	19,718	2	2	–	–
Redeemed	(560,155)	(687,095)	–	–	(134,972)	(499,461)

Total Class C Shares	(352,356)	175,689	327	1,002	(85,310)	(412,796)

Class R Shares
Issued	186,544	708,466	–	1,000	71,405	134,168
Reinvested	16,771	10,116	5	3	–	–
Redeemed	(220,766)	(427,291)	–	–	(87,723)	(208,171)

Total Class R Shares	(17,451)	291,291	5	1,003	(16,318)	(74,003)

Institutional Service Class Shares
Issued	1,527,086	2,485,356	–	1,000	1,251	82,657
Reinvested	280,726	224,291	8	5	–	–
Redeemed	(2,163,486)	(3,371,504)	–	–	(5,861)	(731,370)

Total Institutional Service Class Shares	(355,674)	(661,857)	8	1,005	(4,610)	(648,713)

Institutional Class Shares
Issued	4,005,356	12,600,525	–	497,162	142,855	455,543
Reinvested	742,758	686,863	4,016	2,257	–	–
Redeemed	(6,621,151)	(11,893,143)	–	–	(141,317)	(1,195,844)

Total Institutional Class Shares	(1,873,037)	1,394,245	4,016	499,419	1,538	(740,301)

Total change in shares:	(5,660,828)	912,357	6,162	505,434	(456,023)	(2,556,248)

(a)	For the period from March 25, 2013 (commencement of operations) through October 31, 2013.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semi-Annual Report 2014

Statements of Changes in Net Assets (continued)

	Aberdeen U.S. Equity Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$2,081,301	$3,851,152
Net realized gain from investments and foreign currency transactions	17,365,073	28,626,579
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	4,436,948	52,759,925

Changes in net assets resulting from operations	23,883,322	85,237,656

Distributions to Shareholders From:
Net investment income:
Class A	(1,558,855)	(2,037,012)
Class C	(23,153)	(28,839)
Class R	(1,969)	(2,696)
Institutional Service Class	(787,325)	(1,223,164)
Institutional Class	(25,554)	(38,320)
Net realized gains:
Class A	(2,078,777)	–
Class C	(75,588)	–
Class R	(3,210)	–
Institutional Service Class	(906,726)	–
Institutional Class	(27,677)	–

Change in net assets from shareholder distributions	(5,488,834)	(3,330,031)

Change in net assets from capital transactions	(19,457,636)	29,707,383

Change in net assets	(1,063,148)	111,615,008

Net Assets:
Beginning of period	424,879,708	313,264,700

End of period	$423,816,560	$424,879,708

Accumulated net investment income at end of period	$470,694	$786,249

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2014 Semi-Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen U.S. Equity Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$2,450,672	$6,599,247
Proceeds of shares issued in connection with fund merger	–	67,631,922
Dividends reinvested	3,311,086	1,815,113
Cost of shares redeemed(a)	(19,010,705)	(33,331,464)

Total Class A	(13,248,947)	42,714,818

Class C Shares
Proceeds from shares issued	171,015	1,036,346
Proceeds of shares issued in connection with fund merger	–	1,714,810
Dividends reinvested	52,169	12,498
Cost of shares redeemed(a)	(1,303,892)	(2,968,493)

Total Class C	(1,080,708)	(204,839)

Class R Shares
Proceeds from shares issued	39,643	187,787
Dividends reinvested	101	27
Cost of shares redeemed(a)	(40,402)	(282,583)

Total Class R	(658)	(94,769)

Institutional Service Class Shares
Proceeds from shares issued	792,989	1,900,910
Dividends reinvested	1,637,756	1,175,630
Cost of shares redeemed(a)	(7,246,830)	(16,276,496)

Total Institutional Service Class	(4,816,085)	(13,199,956)

Institutional Class Shares
Proceeds from shares issued	265,071	1,987,265
Dividends reinvested	44,435	31,544
Cost of shares redeemed(a)	(620,744)	(1,526,680)

Total Institutional Class	(311,238)	492,129

Change in net assets from capital transactions:	$(19,457,636)	$29,707,383

(a)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semi-Annual Report 2014

Statements of Changes in Net Assets (concluded)

	Aberdeen U.S. Equity Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013

SHARE TRANSACTIONS:
Class A Shares
Issued	193,465	589,004
Issued in connection with fund merger	–	6,235,828
Reinvested	262,808	162,071
Redeemed	(1,503,687)	(2,989,788)

Total Class A Shares	(1,047,414)	3,997,115

Class C Shares
Issued	14,719	100,273
Issued in connection with fund merger	–	171,858
Reinvested	4,505	1,240
Redeemed	(112,303)	(288,282)

Total Class C Shares	(93,079)	(14,911)

Class R Shares
Issued	3,264	17,442
Reinvested	8	2
Redeemed	(3,308)	(26,925)

Total Class R Shares	(36)	(9,481)

Institutional Service Class Shares
Issued	60,237	162,325
Reinvested	124,734	101,665
Redeemed	(549,400)	(1,429,336)

Total Institutional Service Class Shares	(364,429)	(1,165,346)

Institutional Class Shares
Issued	20,204	176,313
Reinvested	3,382	2,705
Redeemed	(47,375)	(129,201)

Total Institutional Class Shares	(23,789)	49,817

Total change in shares:	(1,528,747)	2,857,194

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2014 Semi-Annual Report

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia-Pacific (ex-Japan) Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2014*	$12.01	$0.05	$0.04	$0.09	$(0.04)	$(0.07)	$(0.11)	$–	$11.99
Year Ended October 31, 2013	11.73	0.17	0.54	0.71	(0.27)	(0.16)	(0.43)	–	12.01
Period Ended October 31, 2012(g)	11.26	0.01	0.46	0.47	–	–	–	–	11.73
Class C Shares
Six Months Ended April 30, 2014*	12.00	0.01	0.03	0.04	(0.03)	(0.07)	(0.10)	–	11.94
Year Ended October 31, 2013	11.66	0.13	0.50	0.63	(0.13)	(0.16)	(0.29)	–	12.00
Period Ended October 31, 2012(g)	11.26	0.12	0.28	0.40	–	–	–	–	11.66
Class R Shares
Six Months Ended April 30, 2014*	12.02	(0.01)	0.06	0.05	(0.03)	(0.07)	(0.10)	–	11.97
Year Ended October 31, 2013	11.70	0.18	0.51	0.69	(0.21)	(0.16)	(0.37)	–	12.02
Period Ended October 31, 2012(g)	11.26	0.15	0.29	0.44	–	–	–	–	11.70
Institutional Service Class Shares
Six Months Ended April 30, 2014*	12.03	0.06	0.03	0.09	(0.04)	(0.07)	(0.11)	–	12.01
Year Ended October 31, 2013	11.73	0.16	0.58	0.74	(0.28)	(0.16)	(0.44)	–	12.03
Year Ended October 31, 2012	11.34	0.22	0.96	1.18	(0.23)	(0.56)	(0.79)	–	11.73
Year Ended October 31, 2011	11.81	0.23	(0.60)	(0.37)	(0.09)	(0.01)	(0.10)	–	11.34
Period Ended October 31, 2010(h)	10.00	0.21	1.60	1.81	–	–	–	–	11.81
Institutional Class Shares
Six Months Ended April 30, 2014*	12.04	0.04	0.05	0.09	(0.04)	(0.07)	(0.11)	–	12.02
Year Ended October 31, 2013	11.74	0.19	0.56	0.75	(0.29)	(0.16)	(0.45)	–	12.04
Year Ended October 31, 2012	11.34	0.22	0.97	1.19	(0.23)	(0.56)	(0.79)	–	11.74
Year Ended October 31, 2011	11.82	0.24	(0.62)	(0.38)	(0.09)	(0.01)	(0.10)	–	11.34
Period Ended October 31, 2010(h)	10.00	0.23	1.59	1.82	–	–	–	–	11.82

*	Unaudited
(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semi-Annual Report 2014

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)

0.75%	$1,473	1.50%	0.85%	1.54%	12.92%
6.12%	1,328	1.50%	1.43%	1.51%	3.33%
4.17%	327	1.45%	0.19%	1.46%	21.73%

0.31%	168	2.25%	0.20%	2.29%	12.92%
5.47%	146	2.25%	1.09%	2.26%	3.33%
3.55%	10	2.18%	1.56%	2.19%	21.73%

0.46%	11	1.75%	(0.20%)	1.79%	12.92%
5.97%	36	1.75%	1.50%	1.76%	3.33%
3.91%	10	1.69%	2.05%	1.70%	21.73%

0.77%	3,857	1.30%	1.02%	1.34%	12.92%
6.44%	3,841	1.28%	1.35%	1.29%	3.33%
11.83%	3,717	1.24%	2.00%	1.25%	21.73%
(3.20%)	2,584	1.23%	1.95%	1.23%	25.31%
18.10%	2,989	1.23%	1.94%	1.76%	1.15%

0.78%	786,361	1.25%	0.79%	1.29%	12.92%
6.48%	1,004,859	1.25%	1.59%	1.26%	3.33%
11.92%	617,471	1.22%	2.01%	1.23%	21.73%
(3.28%)	434,567	1.23%	2.04%	1.23%	25.31%
18.20%	351,085	1.24%	2.23%	1.30%	1.15%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from February 27, 2012 (commencement of operations) through October 31, 2012.
(h)	For the period from November 16, 2009 (commencement of operations) through October 31, 2010.

2014 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia-Pacific Smaller Companies Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2014*	$11.88	$0.03	$(0.32)	$(0.29)	$(0.08)	$(1.65)	$(1.73)	$–	$9.86
Year Ended October 31, 2013	11.01	0.24	1.00	1.24	(0.28)	(0.09)	(0.37)	–	11.88
Year Ended October 31, 2012	8.95	0.15	1.93	2.08	–	(0.02)	(0.02)	–	11.01
Period Ended October 31, 2011(g)	10.00	0.01	(1.06)	(1.05)	–	–	–	–	8.95
Class C Shares
Six Months Ended April 30, 2014*	11.76	–	(0.32)	(0.32)	(0.06)	(1.65)	(1.71)	–	9.73
Year Ended October 31, 2013	10.90	0.11	1.03	1.14	(0.19)	(0.09)	(0.28)	–	11.76
Year Ended October 31, 2012	8.93	0.06	1.93	1.99	–	(0.02)	(0.02)	–	10.90
Period Ended October 31, 2011(g)	10.00	0.01	(1.08)	(1.07)	–	–	–	–	8.93
Class R Shares
Six Months Ended April 30, 2014*	11.84	0.01	(0.32)	(0.31)	(0.02)	(1.65)	(1.67)	–	9.86
Year Ended October 31, 2013	10.98	0.05	1.09	1.14	(0.19)	(0.09)	(0.28)	–	11.84
Year Ended October 31, 2012	8.94	0.05	2.01	2.06	–	(0.02)	(0.02)	–	10.98
Period Ended October 31, 2011(g)	10.00	0.02	(1.08)	(1.06)	–	–	–	–	8.94
Institutional Service Class Shares
Six Months Ended April 30, 2014*	12.04	0.05	(0.32)	(0.27)	(0.09)	(1.65)	(1.74)	–	10.03
Year Ended October 31, 2013	11.05	0.24	1.16	1.40	(0.32)	(0.09)	(0.41)	–	12.04
Year Ended October 31, 2012	8.96	0.16	1.96	2.12	(0.01)	(0.02)	(0.03)	–	11.05
Period Ended October 31, 2011(g)	10.00	0.04	(1.08)	(1.04)	–	–	–	–	8.96
Institutional Class Shares
Six Months Ended April 30, 2014*	11.91	0.04	(0.31)	(0.27)	(0.09)	(1.65)	(1.74)	–	9.90
Year Ended October 31, 2013	11.05	0.23	1.04	1.27	(0.32)	(0.09)	(0.41)	–	11.91
Year Ended October 31, 2012	8.96	0.18	1.94	2.12	(0.01)	(0.02)	(0.03)	–	11.05
Period Ended October 31, 2011(g)	10.00	0.04	(1.08)	(1.04)	–	–	–	–	8.96

*	Unaudited
(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semi-Annual Report 2014

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia-Pacific Smaller Companies Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)

(1.72%)		$1,094	1.76%	0.66%	2.95%	2.23%
11.43%		1,389	1.77%	2.08%	2.41%	58.61%
23.41%		173	1.95%	1.49%	2.83%	9.52%
(10.50%)		123	1.95%	0.43%	19.61%	1.68%

(2.03%)		60	2.50%	0.01%	3.69%	2.23%
10.58%		61	2.54%	0.96%	3.16%	58.61%
22.38	%(h)	11	2.70%	0.65%	3.58%	9.52%
(10.70%)		9	2.70%	0.19%	20.48%	1.68%

(1.95%)		12	2.14%	0.24%	3.33%	2.23%
10.48%		36	2.28%	0.45%	2.86%	58.61%
23.16%		67	2.39%	0.48%	3.26%	9.52%
(10.60%)		9	2.20%	0.69%	19.98%	1.68%

(1.52%)		33	1.50%	1.01%	2.69%	2.23%
12.85%		33	1.54%	2.00%	2.16%	58.61%
23.77	%(h)	13	1.70%	1.65%	2.58%	9.52%
(10.40%)		9	1.70%	1.19%	19.48%	1.68%

(1.55%)		14,679	1.50%	0.84%	2.69%	2.23%
11.63%		25,960	1.56%	1.92%	2.16%	58.61%
23.77%		29,292	1.70%	1.78%	2.58%	9.52%
(10.40%)		1,434	1.70%	1.19%	19.48%	1.68%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from June 28, 2011 (commencement of operations) through October 31, 2011.
(h)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2014 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen China Opportunities Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Tax Return of Capital	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2014*(f)	$20.54	$(0.05)	$(0.46)	$(0.51)	$(0.06)	$–	$(0.06)	$–	$19.97
Year Ended October 31, 2013(f)	19.64	0.15	0.82	0.97	(0.08)	–	(0.08)	0.01	20.54
Year Ended October 31, 2012(f)	18.81	0.35	0.88	1.23	(0.41)	–	(0.41)	0.01	19.64
Year Ended October 31, 2011(f)	20.66	0.21	(1.91)	(1.70)	(0.16)	–	(0.16)	0.01	18.81
Year Ended October 31, 2010(f)	16.40	0.14	4.21	4.35	(0.09)	–	(0.09)	–	20.66
Year Ended October 31, 2009	9.92	0.12	6.50	6.62	(0.12)	(0.02)	(0.14)	–	16.40
Class C Shares
Six Months Ended April 30, 2014*(f)	19.87	(0.11)	(0.45)	(0.56)	(0.04)	–	(0.04)	–	19.27
Year Ended October 31, 2013(f)	19.09	(0.01)	0.81	0.80	(0.02)	–	(0.02)	–	19.87
Year Ended October 31, 2012(f)	18.30	0.19	0.87	1.06	(0.28)	–	(0.28)	0.01	19.09
Year Ended October 31, 2011(f)	20.09	0.02	(1.80)	(1.78)	(0.02)	–	(0.02)	0.01	18.30
Year Ended October 31, 2010(f)	15.97	0.01	4.11	4.12	–	–	–	–	20.09
Year Ended October 31, 2009	9.69	0.04	6.31	6.35	(0.05)	(0.02)	(0.07)	–	15.97
Class R Shares
Six Months Ended April 30, 2014*(f)	20.29	(0.14)	(0.40)	(0.54)	(0.05)	–	(0.05)	–	19.70
Year Ended October 31, 2013(f)	19.43	0.10	0.79	0.89	(0.03)	–	(0.03)	–	20.29
Year Ended October 31, 2012(f)	18.62	0.26	0.89	1.15	(0.35)	–	(0.35)	0.01	19.43
Year Ended October 31, 2011(f)	20.46	0.14	(1.88)	(1.74)	(0.11)	–	(0.11)	0.01	18.62
Year Ended October 31, 2010(f)	16.26	0.17	4.10	4.27	(0.07)	–	(0.07)	–	20.46
Year Ended October 31, 2009	9.85	0.09	6.45	6.54	(0.11)	(0.02)	(0.13)	–	16.26
Institutional Service Class Shares
Six Months Ended April 30, 2014*(f)	20.62	(0.02)	(0.46)	(0.48)	(0.07)	–	(0.07)	–	20.07
Year Ended October 31, 2013(f)	19.72	0.18	0.84	1.02	(0.13)	–	(0.13)	0.01	20.62
Year Ended October 31, 2012(f)	18.88	0.38	0.91	1.29	(0.46)	–	(0.46)	0.01	19.72
Year Ended October 31, 2011(f)	20.73	0.22	(1.87)	(1.65)	(0.21)	–	(0.21)	0.01	18.88
Year Ended October 31, 2010(f)	16.44	0.18	4.25	4.43	(0.14)	–	(0.14)	–	20.73
Year Ended October 31, 2009	9.94	0.10	6.57	6.67	(0.15)	(0.02)	(0.17)	–	16.44
Institutional Class Shares
Six Months Ended April 30, 2014*(f)	20.64	(0.03)	(0.45)	(0.48)	(0.07)	–	(0.07)	–	20.09
Year Ended October 31, 2013(f)	19.74	0.19	0.83	1.02	(0.13)	–	(0.13)	0.01	20.64
Year Ended October 31, 2012(f)	18.90	0.39	0.90	1.29	(0.46)	–	(0.46)	0.01	19.74
Year Ended October 31, 2011(f)	20.74	0.25	(1.89)	(1.64)	(0.21)	–	(0.21)	0.01	18.90
Year Ended October 31, 2010(f)	16.49	0.18	4.21	4.39	(0.14)	–	(0.14)	–	20.74
Year Ended October 31, 2009	9.97	0.31	6.37	6.68	(0.14)	(0.02)	(0.16)	–	16.49

*	Unaudited
(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semi-Annual Report 2014

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen China Opportunities Fund (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (b)(e)

(2.48%)	$21,428	1.88%	(0.47%)	2.27%	12.98%
4.98%	21,682	1.89%	0.71%	2.18%	14.51%
6.68%	21,882	1.90%	1.81%	2.13%	21.42%
(8.20%)	25,086	1.89%	1.02%	2.12%	20.44%
26.58%	27,216	1.88%	0.77%	2.18%	27.91%
66.96%	20,812	1.86%	1.00%	2.75%	103.66%

(2.83%)	6,387	2.62%	(1.23%)	3.00%	12.98%
4.18%	7,704	2.62%	(0.06%)	2.91%	14.51%
5.90%	9,164	2.62%	1.02%	2.85%	21.42%
(8.78%)	9,161	2.62%	0.11%	2.84%	20.44%
25.74%	14,438	2.62%	0.03%	2.90%	27.91%
65.61%	15,622	2.62%	0.20%	3.46%	103.66%

(2.67%)	1,552	2.28%	(0.79%)	2.66%	12.98%
4.61%	1,599	2.25%	0.47%	2.54%	14.51%
6.32%	1,225	2.24%	1.36%	2.47%	21.42%
(8.44%)	930	2.20%	0.71%	2.43%	20.44%
26.30%	578	2.12%	0.95%	2.43%	27.91%
66.59%	151	2.10%	0.82%	2.96%	103.66%

(2.34%)	2,218	1.63%	(0.22%)	2.01%	12.98%
5.22%	2,383	1.62%	0.88%	1.91%	14.51%
6.99%	4,529	1.62%	1.99%	1.85%	21.42%
(7.92%)	3,498	1.62%	1.08%	1.84%	20.44%
27.00%	5,138	1.62%	1.03%	1.91%	27.91%
67.29%	4,814	1.62%	1.24%	2.53%	103.66%

(2.34%)	541	1.62%	(0.56%)	2.00%	12.98%
5.22%	1,250	1.62%	0.90%	1.91%	14.51%
6.99%	1,683	1.62%	2.01%	1.85%	21.42%
(7.91%)	1,247	1.62%	1.20%	1.84%	20.44%
26.73%	1,448	1.62%	0.98%	1.87%	27.91%
67.25%	3,391	1.62%	1.30%	2.57%	103.66%

(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.

2014 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2014*	$15.30	$0.05	$(0.40)	$(0.35)	$(0.08)	$–	$(0.08)	$–	$14.87
Year Ended October 31, 2013	15.00	0.17	0.36	0.53	(0.23)	–	(0.23)	–	15.30
Period Ended October 31, 2012(g)	13.07	0.09	1.84	1.93	–	–	–	–	15.00
Class C Shares
Six Months Ended April 30, 2014*	15.23	0.01	(0.41)	(0.40)	(0.06)	–	(0.06)	–	14.77
Year Ended October 31, 2013	14.95	0.09	0.34	0.43	(0.15)	–	(0.15)	–	15.23
Period Ended October 31, 2012(g)	13.07	0.05	1.83	1.88	–	–	–	–	14.95
Class R Shares
Six Months Ended April 30, 2014*	15.27	0.04	(0.42)	(0.38)	(0.07)	–	(0.07)	–	14.82
Year Ended October 31, 2013	14.98	0.14	0.35	0.49	(0.20)	–	(0.20)	–	15.27
Period Ended October 31, 2012(g)	13.07	0.08	1.83	1.91	–	–	–	–	14.98
Institutional Service Class Shares
Six Months Ended April 30, 2014*	15.30	0.04	(0.39)	(0.35)	(0.07)	–	(0.07)	–	14.88
Year Ended October 31, 2013	14.99	0.19	0.35	0.54	(0.23)	–	(0.23)	–	15.30
Year Ended October 31, 2012	13.68	0.18	1.40	1.58	(0.15)	(0.12)	(0.27)	–	14.99
Year Ended October 31, 2011	14.29	0.22	(0.70)	(0.48)	(0.13)	–	(0.13)	–	13.68
Period Ended October 31, 2010(h)	11.65	0.08	2.78	2.86	(0.22)	–	(0.22)	–	14.29
Institutional Class Shares
Six Months Ended April 30, 2014*	15.31	0.08	(0.41)	(0.33)	(0.09)	–	(0.09)	–	14.89
Year Ended October 31, 2013	15.02	0.22	0.36	0.58	(0.29)	–	(0.29)	–	15.31
Year Ended October 31, 2012	13.70	0.22	1.40	1.62	(0.18)	(0.12)	(0.30)	–	15.02
Year Ended October 31, 2011	14.28	0.26	(0.71)	(0.45)	(0.13)	–	(0.13)	–	13.70
Year Ended October 31, 2010	10.92	0.21	3.37	3.58	(0.22)	–	(0.22)	–	14.28
Year Ended October 31, 2009	6.80	0.16	4.16	4.32	(0.05)	(0.15)	(0.20)	–	10.92

*	Unaudited
(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semi-Annual Report 2014

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)

(2.30%)	$380,537	1.42%	0.77%	1.44%	3.03%
3.50%	417,896	1.43%	1.13%	1.43%	2.79%
14.77%	274,047	1.40%	1.46%	1.40%	1.14%

(2.59%)	44,164	2.10%	0.08%	2.11%	3.03%
2.85%	49,826	2.10%	0.60%	2.10%	2.79%
14.38%	19,328	2.09%	0.77%	2.09%	1.14%

(2.47%)	28,513	1.75%	0.60%	1.76%	3.03%
3.26%	22,968	1.74%	0.90%	1.74%	2.79%
14.61%	8,811	1.64%	1.19%	1.64%	1.14%

(2.25%)	241,641	1.35%	0.54%	1.36%	3.03%
3.61%	443,469	1.35%	1.22%	1.35%	2.79%
11.94%	298,472	1.29%	1.31%	1.29%	1.14%
(3.41%)	248,725	1.21%	1.55%	1.29%	1.51%
25.04%	145,837	0.95%	0.65%	1.04%	1.03%

(2.15%)	9,851,250	1.10%	1.08%	1.11%	3.03%
3.86%	11,114,896	1.10%	1.43%	1.10%	2.79%
12.25%	7,651,960	1.05%	1.59%	1.05%	1.14%
(3.14%)	4,562,269	0.95%	1.87%	1.03%	1.51%
33.20%	2,742,864	0.95%	1.70%	1.05%	1.03%
65.59%	982,836	0.95%	1.90%	1.14%	9.00%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from May 21, 2012 (commencement of operations) through October 31, 2012.
(h)	For the period from November 24, 2009 (commencement of operations) through October 31, 2010.

2014 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Equity Long-Short Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains on Investments	Total from Investment Activities	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2014(g)*	$12.12	$(0.06)	$0.01	$(0.05)	$(0.21)	$(0.21)	$–	$11.86
Year Ended October 31, 2013(g)	11.29	(0.14)	1.10	0.96	(0.13)	(0.13)	–	12.12
Year Ended October 31, 2012(g)	11.17	(0.19)	0.42	0.23	(0.11)	(0.11)	–	11.29
Year Ended October 31, 2011(g)	11.35	(0.20)	0.02	(0.18)	–	–	–	11.17
Year Ended October 31, 2010(g)	10.66	(0.18)	0.87	0.69	–	–	–	11.35
Year Ended October 31, 2009	10.47	(0.16)	0.35	0.19	–	–	–	10.66
Class C Shares
Six Months Ended April 30, 2014(g)*	8.45	(0.07)	0.01	(0.06)	(0.21)	(0.21)	–	8.18
Year Ended October 31, 2013(g)	7.96	(0.15)	0.77	0.62	(0.13)	(0.13)	–	8.45
Year Ended October 31, 2012(g)	7.97	(0.19)	0.29	0.10	(0.11)	(0.11)	–	7.96
Year Ended October 31, 2011(g)	8.16	(0.20)	0.01	(0.19)	–	–	–	7.97
Year Ended October 31, 2010(g)	7.71	(0.19)	0.64	0.45	–	–	–	8.16
Year Ended October 31, 2009	7.62	(0.17)	0.26	0.09	–	–	–	7.71
Class R Shares
Six Months Ended April 30, 2014(g)*	11.69	(0.08)	0.01	(0.07)	(0.21)	(0.21)	–	11.41
Year Ended October 31, 2013(g)	10.94	(0.18)	1.06	0.88	(0.13)	(0.13)	–	11.69
Year Ended October 31, 2012(g)	10.88	(0.23)	0.40	0.17	(0.11)	(0.11)	–	10.94
Year Ended October 31, 2011(g)	11.08	(0.23)	0.03	(0.20)	–	–	–	10.88
Year Ended October 31, 2010(g)	10.43	(0.22)	0.87	0.65	–	–	–	11.08
Year Ended October 31, 2009	10.26	(0.18)	0.35	0.17	–	–	–	10.43
Institutional Service Class Shares
Six Months Ended April 30, 2014(g)*	12.28	(0.06)	0.01	(0.05)	(0.21)	(0.21)	–	12.02
Year Ended October 31, 2013(g)	11.43	(0.12)	1.10	0.98	(0.13)	(0.13)	–	12.28
Year Ended October 31, 2012(g)	11.30	(0.18)	0.42	0.24	(0.11)	(0.11)	–	11.43
Year Ended October 31, 2011(g)	11.47	(0.21)	0.04	(0.17)	–	–	–	11.30
Period Ended October 31, 2010(g)(i)	10.79	(0.10)	0.78	0.68	–	–	–	11.47
Institutional Class Shares
Six Months Ended April 30, 2014(g)*	12.37	(0.04)	–	(0.04)	(0.21)	(0.21)	–	12.12
Year Ended October 31, 2013(g)	11.48	(0.10)	1.12	1.02	(0.13)	(0.13)	–	12.37
Year Ended October 31, 2012(g)	11.33	(0.16)	0.42	0.26	(0.11)	(0.11)	–	11.48
Year Ended October 31, 2011(g)	11.48	(0.17)	0.02	(0.15)	–	–	–	11.33
Year Ended October 31, 2010(g)	10.75	(0.15)	0.88	0.73	–	–	–	11.48
Year Ended October 31, 2009	10.53	(0.14)	0.36	0.22	–	–	–	10.75

*	Unaudited
(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semi-Annual Report 2014

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Equity Long-Short Fund (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Dividend Expense (c)(e)		Portfolio Turnover (b)(f)

(0.45%)	$53,443	2.52%	(1.03%)	2.67%	0.98	%(h)	13.69%
8.54%	62,819	2.62%	(1.15%)	2.72%	1.04	%(h)	41.95%
2.10%	70,070	2.79%	(1.70%)	2.79%	1.10	%(h)	47.63%
(1.58%)	93,352	2.32%	(1.75%)	2.40%	0.63%		62.65%
6.57%	105,897	2.15%	(1.61%)	2.15%	0.43%		152.09%
1.81%	116,575	2.29%	(1.56%)	3.01%	0.55%		359.27%

(0.77%)	11,310	3.21%	(1.72%)	3.36%	0.98	%(h)	13.69%
7.83%	12,104	3.32%	(1.85%)	3.42%	1.05	%(h)	41.95%
1.31%	13,681	3.46%	(2.36%)	3.46%	1.10	%(h)	47.63%
(2.33%)	17,345	3.04%	(2.47%)	3.13%	0.62%		62.65%
5.84%	23,685	2.88%	(2.35%)	2.88%	0.43%		152.09%
1.18%	27,523	3.01%	(2.27%)	3.75%	0.55%		359.27%

(0.64%)	3,190	2.94%	(1.45%)	3.09%	0.98	%(h)	13.69%
8.07%	2,759	3.01%	(1.55%)	3.12%	1.01	%(h)	41.95%
1.60%	2,118	3.22%	(2.12%)	3.22%	1.11	%(h)	47.63%
(1.81%)	2,245	2.61%	(2.07%)	2.68%	0.67%		62.65%
6.23%	1,477	2.51%	(2.05%)	2.51%	0.51%		152.09%
1.66%	100	2.51%	(1.78%)	3.22%	0.55%		359.27%

(0.45%)	2,104	2.46%	(0.93%)	2.61%	1.00	%(h)	13.69%
8.61%	3,551	2.47%	(1.00%)	2.59%	0.99	%(h)	41.95%
2.17%	1,992	2.72%	(1.60%)	2.72%	1.11	%(h)	47.63%
(1.48%)	8,380	2.37%	(1.90%)	2.40%	0.77%		62.65%
6.30%	965	2.04%	(1.53%)	2.04%	0.43%		152.09%

(0.36%)	544,077	2.21%	(0.72%)	2.36%	0.98	%(h)	13.69%
8.92%	581,327	2.29%	(0.82%)	2.40%	1.03	%(h)	41.95%
2.34%	480,181	2.48%	(1.37%)	2.48%	1.11	%(h)	47.63%
(1.31%)	382,920	2.06%	(1.50%)	2.14%	0.64%		62.65%
6.79%	321,696	1.88%	(1.36%)	1.88%	0.43%		152.09%
2.09%	146,026	1.98%	(1.30%)	2.60%	0.55%		359.27%

(e)	Indicates the dividend expense charged for the period to average net assets.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Net investment income (loss) is based on average shares outstanding during the period.
(h)	Dividend expense ratio includes broker related expenses for securities sold short.
(i)	For the period from November 2, 2009 (commencement of operations) through October 31, 2010.

2014 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen European Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2014*	$10.87	$0.26	$0.63	$0.89	$(0.05)	$(0.02)	$(0.07)	$–	$11.69
Period Ended October 31, 2013(g)	10.00	0.08	0.91	0.99	(0.12)	–	(0.12)	–	10.87
Class C Shares
Six Months Ended April 30, 2014*	10.85	0.09	0.75	0.84	(0.01)	(0.02)	(0.03)	–	11.66
Period Ended October 31, 2013(g)	10.00	0.08	0.87	0.95	(0.10)	–	(0.10)	–	10.85
Class R Shares
Six Months Ended April 30, 2014*	10.87	0.12	0.75	0.87	(0.04)	(0.02)	(0.06)	–	11.68
Period Ended October 31, 2013(g)	10.00	0.12	0.86	0.98	(0.11)	–	(0.11)	–	10.87
Institutional Service Class Shares
Six Months Ended April 30, 2014*	10.88	0.14	0.77	0.91	(0.06)	(0.02)	(0.08)	–	11.71
Period Ended October 31, 2013(g)	10.00	0.15	0.86	1.01	(0.13)	–	(0.13)	–	10.88
Institutional Class Shares
Six Months Ended April 30, 2014*	10.88	0.14	0.77	0.91	(0.06)	(0.02)	(0.08)	–	11.71
Period Ended October 31, 2013(g)	10.00	0.15	0.86	1.01	(0.13)	–	(0.13)	–	10.88

*	Unaudited
(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semi-Annual Report 2014

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen European Equity Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)

8.28%		$249	1.35%	4.65%	3.74%	5.93%
10.00%		63	1.35%	1.28%	4.69%	3.35	%(c)

7.75	%(h)	12	2.10%	1.65%	4.48%	5.93%
9.61	%(h)	11	2.10%	1.29%	5.43%	3.35	%(c)

8.03	%(h)	12	1.60%	2.16%	3.98%	5.93%
9.94	%(h)	11	1.60%	1.92%	4.94%	3.35	%(c)

8.43%		12	1.10%	2.66%	3.48%	5.93%
10.16%		11	1.10%	2.42%	4.44%	3.35	%(c)

8.43%		6,447	1.10%	2.66%	3.49%	5.93%
10.16%		5,926	1.10%	2.38%	4.44%	3.35	%(c)

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from March 25, 2013 (commencement of operations) through October 31, 2013.
(h)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2014 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Total Distributions	Redemp- tion Fees	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2014*	$13.83	$0.39	$0.29	$0.68	$(0.29)	$(0.29)	$–	$14.22
Year Ended October 31, 2013	12.01	0.18	1.80	1.98	(0.16)	(0.16)	–	13.83
Year Ended October 31, 2012	11.14	0.20	0.88	1.08	(0.21)	(0.21)	–	12.01
Year Ended October 31, 2011	11.00	0.22	0.13	0.35	(0.21)	(0.21)	–	11.14
Year Ended October 31, 2010	9.82	0.16	1.19	1.35	(0.17)	(0.17)	–	11.00
Year Ended October 31, 2009	8.54	0.15	1.28	1.43	(0.15)	(0.15)	–	9.82
Class C Shares
Six Months Ended April 30, 2014*	13.15	0.31	0.30	0.61	(0.25)	(0.25)	–	13.51
Year Ended October 31, 2013	11.44	0.12	1.68	1.80	(0.09)	(0.09)	–	13.15
Year Ended October 31, 2012	10.63	0.14	0.82	0.96	(0.15)	(0.15)	–	11.44
Year Ended October 31, 2011	10.50	0.13	0.13	0.26	(0.13)	(0.13)	–	10.63
Year Ended October 31, 2010	9.39	0.08	1.14	1.22	(0.11)	(0.11)	–	10.50
Year Ended October 31, 2009	8.17	0.10	1.22	1.32	(0.10)	(0.10)	–	9.39
Class R Shares
Six Months Ended April 30, 2014*	13.36	0.36	0.28	0.64	(0.28)	(0.28)	–	13.72
Year Ended October 31, 2013	11.61	0.16	1.73	1.89	(0.14)	(0.14)	–	13.36
Year Ended October 31, 2012	10.78	0.19	0.83	1.02	(0.19)	(0.19)	–	11.61
Year Ended October 31, 2011	10.65	0.18	0.13	0.31	(0.18)	(0.18)	–	10.78
Year Ended October 31, 2010	9.51	0.14	1.16	1.30	(0.16)	(0.16)	–	10.65
Year Ended October 31, 2009	8.27	0.13	1.24	1.37	(0.13)	(0.13)	–	9.51
Institutional Service Class Shares
Six Months Ended April 30, 2014*	13.88	0.41	0.27	0.68	(0.32)	(0.32)	–	14.24
Year Ended October 31, 2013	12.01	0.23	1.85	2.08	(0.21)	(0.21)	–	13.88
Period Ended October 31, 2012(h)(i)	10.56	0.23	1.41	1.64	(0.19)	(0.19)	–	12.01
Period from November 1, 2008 through April 22, 2009(i)(j)	8.63	0.08	(1.30)	(1.22)	(0.04)	(0.04)	–	7.37
Institutional Class Shares
Six Months Ended April 30, 2014*	13.84	0.41	0.30	0.71	(0.32)	(0.32)	–	14.23
Year Ended October 31, 2013	12.02	0.25	1.78	2.03	(0.21)	(0.21)	–	13.84
Year Ended October 31, 2012	11.15	0.23	0.89	1.12	(0.25)	(0.25)	–	12.02
Year Ended October 31, 2011	11.01	0.26	0.12	0.38	(0.24)	(0.24)	–	11.15
Year Ended October 31, 2010	9.82	0.13	1.26	1.39	(0.20)	(0.20)	–	11.01
Period from July 1, 2009 through October 31, 2009(k)	8.38	0.03	1.44	1.47	(0.03)	(0.03)	–	9.82
Period from November 1, 2008 through April 22, 2009(k)	8.67	0.09	(1.31)	(1.22)	(0.05)	(0.05)	–	7.40

*	Unaudited
(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semi-Annual Report 2014

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Equity Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)

5.07%		$84,149	1.53%	5.73%	1.53%	4.93%
16.59%		83,800	1.57%	1.42%	1.57%	12.87%
9.86%		76,894	1.49%	1.73%	1.68%	24.83%
3.12%		25,480	1.61%	1.89%	1.83%	25.44%
13.97%		27,691	1.61%	1.56%	1.96%	23.44%
17.13%		29,014	1.64%	1.88%	2.58%	155.38%

4.78%		4,805	2.16%	4.83%	2.16%	4.93%
15.83%		5,278	2.19%	0.96%	2.19%	12.87%
9.11%		3,348	2.20%	1.28%	2.39%	24.83%
2.43%		2,437	2.32%	1.18%	2.54%	25.44%
13.17%		3,017	2.32%	0.85%	2.67%	23.44%
16.35%		3,880	2.32%	1.22%	3.25%	155.38%

4.91%		2,116	1.79%	5.46%	1.79%	4.93%
16.35%		2,312	1.76%	1.26%	1.76%	12.87%
9.61%		2,265	1.71%	1.70%	1.90%	24.83%
2.85%		595	1.82%	1.59%	2.04%	25.44%
13.82%		838	1.82%	1.46%	2.18%	23.44%
16.88%		714	1.83%	1.68%	2.78%	155.38%

5.04	%(g)	1	1.16%	6.08%	1.16%	4.93%
17.44	%(g)	1	1.19%	1.80%	1.20%	12.87%
15.65	%(g)	1	1.19%	2.28%	1.39%	24.83%
(14.18%)		13	1.32%	2.60%	2.25%	155.38%

5.27	%(g)	71,483	1.16%	6.10%	1.16%	4.93%
17.01	%(g)	67,843	1.19%	1.89%	1.19%	12.87%
10.16%		39,134	1.20%	1.95%	1.39%	24.83%
3.40%		10,491	1.32%	2.29%	1.54%	25.44%
14.35%		3,925	1.32%	1.30%	1.69%	23.44%
17.49%		1	1.32%	1.01%	2.19%	155.38%
(14.05%)		–	1.32%	2.60%	2.25%	155.38%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(h)	For the period from December 19, 2011 (commencement of operations) through October 31, 2012.
(i)	There were no shareholders in the class for the period from April 23, 2009 through December 18, 2011. The financial highlights information presented is for two separate periods of time when shareholders were invested in the class.
(j)	See Note 5 for Financial Highlight information prior to year ended October 31, 2009.
(k)	There were no shareholders in the class for the period from April 23, 2009 through June 30, 2009. The financial highlights information presented is for two separate periods of time when shareholders were invested in the class.

2014 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Natural Resources Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Invest- ment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distributions	Redemp- tion Fees	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2014(f)*	$16.37	$0.07	$0.68	$0.75	$(0.11)	$–	$(0.11)	$–	$17.01
Year Ended October 31, 2013(f)	16.30	0.16	0.04	0.20	(0.13)	–	(0.13)	–	16.37
Year Ended October 31, 2012(f)	16.23	0.17	0.07	0.24	(0.17)	–	(0.17)	–	16.30
Year Ended October 31, 2011(f)	16.60	0.17	(0.41)	(0.24)	(0.13)	–	(0.13)	–	16.23
Year Ended October 31, 2010(f)	15.02	(0.01)	1.59	1.58	–	–	–	–	16.60
Year Ended October 31, 2009	12.69	0.06	2.34	2.40	(0.05)	(0.02)	(0.07)	–	15.02
Class C Shares
Six Months Ended April 30, 2014(f)*	15.56	0.02	0.65	0.67	(0.05)	–	(0.05)	–	16.18
Year Ended October 31, 2013(f)	15.52	0.05	0.04	0.09	(0.05)	–	(0.05)	–	15.56
Year Ended October 31, 2012(f)	15.50	0.05	0.08	0.13	(0.11)	–	(0.11)	–	15.52
Year Ended October 31, 2011(f)	15.86	0.04	(0.38)	(0.34)	(0.02)	–	(0.02)	–	15.50
Year Ended October 31, 2010(f)	14.44	(0.10)	1.52	1.42	–	–	–	–	15.86
Year Ended October 31, 2009	12.24	(0.02)	2.25	2.23	(0.01)	(0.02)	(0.03)	–	14.44
Class R Shares
Six Months Ended April 30, 2014(f)*	16.11	0.06	0.66	0.72	(0.09)	–	(0.09)	–	16.74
Year Ended October 31, 2013(f)	16.05	0.13	0.04	0.17	(0.11)	–	(0.11)	–	16.11
Year Ended October 31, 2012(f)	15.99	0.14	0.07	0.21	(0.15)	–	(0.15)	–	16.05
Year Ended October 31, 2011(f)	16.36	0.13	(0.40)	(0.27)	(0.10)	–	(0.10)	–	15.99
Year Ended October 31, 2010(f)	14.82	(0.03)	1.57	1.54	–	–	–	–	16.36
Year Ended October 31, 2009	12.53	0.04	2.31	2.35	(0.04)	(0.02)	(0.06)	–	14.82
Institutional Service Class Shares
Six Months Ended April 30, 2014(f)*	16.60	0.10	0.68	0.78	(0.14)	–	(0.14)	–	17.24
Year Ended October 31, 2013(f)	16.51	0.21	0.06	0.27	(0.18)	–	(0.18)	–	16.60
Year Ended October 31, 2012(f)	16.43	0.22	0.08	0.30	(0.22)	–	(0.22)	–	16.51
Year Ended October 31, 2011(f)	16.81	0.19	(0.38)	(0.19)	(0.19)	–	(0.19)	–	16.43
Year Ended October 31, 2010(f)	15.15	0.05	1.61	1.66	–	–	–	–	16.81
Year Ended October 31, 2009	12.81	0.10	2.36	2.46	(0.10)	(0.02)	(0.12)	–	15.15
Institutional Class Shares
Six Months Ended April 30, 2014(f)*	16.61	0.10	0.68	0.78	(0.14)	–	(0.14)	–	17.25
Year Ended October 31, 2013(f)	16.54	0.18	0.07	0.25	(0.18)	–	(0.18)	–	16.61
Year Ended October 31, 2012(f)	16.47	0.21	0.08	0.29	(0.22)	–	(0.22)	–	16.54
Year Ended October 31, 2011(f)	16.85	0.23	(0.42)	(0.19)	(0.19)	–	(0.19)	–	16.47
Year Ended October 31, 2010(f)	15.19	0.05	1.61	1.66	–	–	–	–	16.85
Year Ended October 31, 2009	12.83	0.13	2.34	2.47	(0.09)	(0.02)	(0.11)	–	15.19

*	Unaudited
(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semi-Annual Report 2014

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Natural Resources Fund (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (b)(e)

4.65%	$18,895	1.50%	0.92%	1.85%	0.96%
1.28%	21,396	1.49%	1.00%	1.64%	12.50%
1.54%	28,898	1.48%	1.06%	1.51%	7.98%
(1.45%)	34,936	1.45%	0.96%	1.49%	6.30%
10.52%	52,490	1.42%	(0.05%)	1.42%	105.24%
19.03%	56,663	1.56%	0.42%	1.76%	90.12%

4.33%	3,377	2.16%	0.24%	2.51%	0.96%
0.58%	4,345	2.16%	0.32%	2.31%	12.50%
0.86%	5,786	2.16%	0.35%	2.19%	7.98%
(2.17%)	8,353	2.13%	0.24%	2.16%	6.30%
9.83%	14,501	2.08%	(0.69%)	2.08%	105.24%
18.29%	12,758	2.16%	(0.19%)	2.37%	90.12%

4.53%	3,540	1.70%	0.72%	2.05%	0.96%
1.06%	3,942	1.70%	0.80%	1.85%	12.50%
1.34%	5,279	1.69%	0.90%	1.72%	7.98%
(1.69%)	5,677	1.67%	0.73%	1.71%	6.30%
10.39%	8,841	1.60%	(0.20%)	1.60%	105.24%
18.85%	6,034	1.66%	0.32%	1.87%	90.12%

4.80%	801	1.16%	1.30%	1.51%	0.96%
1.67%	816	1.16%	1.31%	1.31%	12.50%
1.90%	1,156	1.17%	1.33%	1.20%	7.98%
(1.18%)	1,564	1.12%	1.09%	1.16%	6.30%
10.96%	3,271	1.08%	0.30%	1.08%	105.24%
19.45%	3,318	1.16%	0.80%	1.36%	90.12%

4.79%	1,690	1.16%	1.20%	1.51%	0.96%
1.55%	2,206	1.16%	1.10%	1.31%	12.50%
1.85%	6,781	1.16%	1.31%	1.19%	7.98%
(1.17%)	9,968	1.12%	1.32%	1.16%	6.30%
10.93%	12,686	1.08%	0.33%	1.08%	105.24%
19.51%	10,567	1.16%	0.85%	1.38%	90.12%

(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.

2014 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Small Cap Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Invest- ment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period
Class A Shares(g)
Six Months Ended April 30, 2014*	$28.71	$0.05	$1.54	$1.59	$(0.09)	$(0.31)	$–	$(0.40)	$–	$29.90
Year Ended October 31, 2013	25.95	0.17	2.65	2.82	(0.07)	–	–	(0.07)	0.01	28.71
Year Ended October 31, 2012	21.68	0.14	4.48	4.62	(0.35)	–	–	(0.35)	–	25.95
Year Ended October 31, 2011	21.67	0.31	(0.14)	0.17	(0.16)	–	–	(0.16)	–	21.68
Year Ended October 31, 2010	15.73	0.16	5.78	5.94	–	–	–	–	–	21.67
Year Ended October 31, 2009	13.16	(0.01)	2.71	2.70	(0.08)	–	(0.05)	(0.13)	–	15.73
Class C Shares
Six Months Ended April 30, 2014*	26.97	(0.04)	1.44	1.40	(0.03)	(0.31)	–	(0.34)	–	28.03
Year Ended October 31, 2013	24.50	0.02	2.46	2.48	(0.02)	–	–	(0.02)	0.01	26.97
Year Ended October 31, 2012	20.46	(0.04)	4.27	4.23	(0.19)	–	–	(0.19)	–	24.50
Year Ended October 31, 2011	20.47	0.17	(0.16)	0.01	(0.02)	–	–	(0.02)	–	20.46
Year Ended October 31, 2010	14.97	0.02	5.48	5.50	–	–	–	–	–	20.47
Year Ended October 31, 2009	12.57	(0.08)	2.56	2.48	(0.03)	–	(0.05)	(0.08)	–	14.97
Class R Shares(h)
Six Months Ended April 30, 2014*	27.68	0.01	1.50	1.51	(0.08)	(0.31)	–	(0.39)	–	28.80
Year Ended October 31, 2013	25.06	0.15	2.51	2.66	(0.05)	–	–	(0.05)	0.01	27.68
Year Ended October 31, 2012	20.95	0.06	4.34	4.40	(0.29)	–	–	(0.29)	–	25.06
Year Ended October 31, 2011	20.98	0.24	(0.13)	0.11	(0.14)	–	–	(0.14)	–	20.95
Year Ended October 31, 2010	15.26	0.09	5.63	5.72	–	–	–	–	–	20.98
Year Ended October 31, 2009	12.76	(0.02)	2.60	2.58	(0.03)	–	(0.05)	(0.08)	–	15.26
Institutional Service Class Shares
Six Months Ended April 30, 2014*	28.72	0.08	1.52	1.60	(0.11)	(0.31)	–	(0.42)	–	29.90
Year Ended October 31, 2013	25.95	0.31	2.56	2.87	(0.11)	–	–	(0.11)	0.01	28.72
Year Ended October 31, 2012	21.74	0.16	4.47	4.63	(0.42)	–	–	(0.42)	–	25.95
Year Ended October 31, 2011	21.60	0.24	0.11	0.35	(0.21)	–	–	(0.21)	–	21.74
Year Ended October 31, 2010	15.74	0.20	5.66	5.86	–	–	–	–	–	21.60
Period Ended October 31, 2009(i)	16.23	(0.01)	(0.48)	(0.49)	–	–	–	–	–	15.74
Institutional Class Shares
Six Months Ended April 30, 2014*	28.74	0.10	1.54	1.64	(0.14)	(0.31)	–	(0.45)	–	29.93
Year Ended October 31, 2013	25.98	0.25	2.66	2.91	(0.16)	–	–	(0.16)	0.01	28.74
Year Ended October 31, 2012	21.72	0.20	4.48	4.68	(0.42)	–	–	(0.42)	–	25.98
Year Ended October 31, 2011	21.69	0.38	(0.14)	0.24	(0.21)	–	–	(0.21)	–	21.72
Year Ended October 31, 2010	15.75	0.21	5.73	5.94	–	–	–	–	–	21.69
Period Ended October 31, 2009(j)	13.91	–	1.84	1.84	–	–	–	–	–	15.75

*	Unaudited
(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semi-Annual Report 2014

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Small Cap Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)

5.61%	$71,290	1.61%	0.35%	1.72%	5.16%
10.91%	80,191	1.61%	0.63%	1.76%	34.85%
21.77%	60,672	1.59%	0.62%	2.04%	22.21%
0.76%	50,797	1.56%	1.38%	2.04%	21.77%
37.76%	55,746	1.55%	0.88%	2.35%	36.05%
20.80%	46,225	1.55%	(0.09%)	2.60%	184.14%

5.26%	2,084	2.30%	(0.33%)	2.41%	5.16%
10.17%	2,208	2.30%	0.08%	2.45%	34.85%
20.92%	521	2.30%	(0.17%)	2.75%	22.21%
0.04%	240	2.30%	0.79%	2.74%	21.77%
36.74%	171	2.30%	0.13%	3.09%	36.05%
19.96%	179	2.30%	(0.66%)	3.67%	184.14%

5.52%	1,233	1.82%	0.04%	1.93%	5.16%
10.67%	1,749	1.82%	0.55%	1.97%	34.85%
21.44%	499	1.86%	0.25%	2.31%	22.21%
0.53%	184	1.85%	1.09%	2.34%	21.77%
37.48%	153	1.80%	0.50%	2.60%	36.05%
20.45%	127	1.82%	(0.16%)	3.37%	184.14%

5.65%	2,184	1.53%	0.54%	1.64%	5.16%
11.11%	1,803	1.47%	1.10%	1.62%	34.85%
21.88%	45	1.54%	0.69%	1.99%	22.21%
0.98%	34	1.30%	1.11%	1.80%	21.77%
38.06%	1	1.30%	1.13%	2.02%	36.05%
(3.02%)	1	1.42%	(0.38%)	1.45%	184.14%

5.78%	225,626	1.30%	0.72%	1.41%	5.16%
11.29%	212,642	1.30%	0.91%	1.45%	34.85%
22.13%	24,276	1.30%	0.87%	1.75%	22.21%
1.03%	3,210	1.30%	1.70%	1.74%	21.77%
37.78%	25	1.30%	1.09%	2.15%	36.05%
13.23%	1	1.35%	(0.07%)	1.96%	184.14%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Prior to July 20, 2009, these shares were the Common Shares of the Global Small Predecessor Fund.
(h)	Prior to July 20, 2009, these shares were the Advisor Shares of the Global Small Predecessor Fund.
(i)	For the period from September 16, 2009 (commencement of operations) through October 31, 2009.
(j)	For the period from July 20, 2009 (commencement of operations) through October 31, 2009.

2014 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2014*	$15.34	$0.39	$0.30	$0.69	$(0.31)	$(0.31)	$–	$15.72
Year Ended October 31, 2013	13.57	0.26	1.73	1.99	(0.22)	(0.22)	–	15.34
Year Ended October 31, 2012	13.00	0.31	0.56	0.87	(0.30)	(0.30)	–	13.57
Year Ended October 31, 2011	13.02	0.30	(0.04)	0.26	(0.28)	(0.28)	–	13.00
Year Ended October 31, 2010	11.37	0.21	1.66	1.87	(0.22)	(0.22)	–	13.02
Year Ended October 31, 2009	9.36	0.18	2.00	2.18	(0.17)	(0.17)	–	11.37
Class C Shares
Six Months Ended April 30, 2014*	14.51	0.35	0.25	0.60	(0.26)	(0.26)	–	14.85
Year Ended October 31, 2013	12.86	0.15	1.64	1.79	(0.14)	(0.14)	–	14.51
Year Ended October 31, 2012	12.35	0.20	0.54	0.74	(0.23)	(0.23)	–	12.86
Year Ended October 31, 2011	12.38	0.19	(0.03)	0.16	(0.19)	(0.19)	–	12.35
Year Ended October 31, 2010	10.84	0.12	1.58	1.70	(0.16)	(0.16)	–	12.38
Year Ended October 31, 2009	8.93	0.12	1.90	2.02	(0.11)	(0.11)	–	10.84
Class R Shares
Six Months Ended April 30, 2014*	14.71	0.40	0.24	0.64	(0.29)	(0.29)	–	15.06
Year Ended October 31, 2013	13.03	0.21	1.65	1.86	(0.18)	(0.18)	–	14.71
Year Ended October 31, 2012	12.49	0.27	0.55	0.82	(0.28)	(0.28)	–	13.03
Year Ended October 31, 2011	12.51	0.25	(0.01)	0.24	(0.26)	(0.26)	–	12.49
Year Ended October 31, 2010	10.95	0.18	1.59	1.77	(0.21)	(0.21)	–	12.51
Year Ended October 31, 2009	9.02	0.07	2.02	2.09	(0.16)	(0.16)	–	10.95
Institutional Service Class Shares
Six Months Ended April 30, 2014*	15.64	0.45	0.28	0.73	(0.33)	(0.33)	–	16.04
Year Ended October 31, 2013	13.84	0.28	1.77	2.05	(0.25)	(0.25)	–	15.64
Year Ended October 31, 2012	13.25	0.35	0.56	0.91	(0.32)	(0.32)	–	13.84
Year Ended October 31, 2011	13.26	0.33	(0.04)	0.29	(0.30)	(0.30)	–	13.25
Year Ended October 31, 2010	11.58	0.24	1.69	1.93	(0.25)	(0.25)	–	13.26
Year Ended October 31, 2009	9.54	0.13	2.12	2.25	(0.21)	(0.21)	–	11.58
Institutional Class Shares
Six Months Ended April 30, 2014*	15.70	0.46	0.27	0.73	(0.34)	(0.34)	–	16.09
Year Ended October 31, 2013	13.88	0.32	1.76	2.08	(0.26)	(0.26)	–	15.70
Year Ended October 31, 2012	13.29	0.41	0.51	0.92	(0.33)	(0.33)	–	13.88
Year Ended October 31, 2011	13.30	0.34	(0.03)	0.31	(0.32)	(0.32)	–	13.29
Year Ended October 31, 2010	11.59	0.29	1.65	1.94	(0.23)	(0.23)	–	13.30
Year Ended October 31, 2009	9.53	0.24	2.03	2.27	(0.21)	(0.21)	–	11.59

*	Unaudited
(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semi-Annual Report 2014

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Equity Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)

4.67%	$179,656	1.35%	5.26%	1.35%	5.42%
14.75%	222,275	1.33%	1.77%	1.33%	23.35%
6.84%	200,574	1.37%	2.37%	1.37%	15.29%
1.96%	158,454	1.57%	2.22%	1.57%	22.15%
16.73%	140,052	1.57%	1.73%	1.58%	22.61%
23.64%	146,312	1.59%	1.95%	1.87%	135.26%

4.31%	38,637	2.03%	4.94%	2.03%	5.42%
14.02%	42,861	2.01%	1.08%	2.01%	23.35%
6.09%	35,754	2.05%	1.64%	2.05%	15.29%
1.29%	28,322	2.24%	1.48%	2.24%	22.15%
15.88%	35,944	2.24%	1.06%	2.25%	22.61%
22.91%	37,587	2.24%	1.30%	2.52%	135.26%

4.54%	17,453	1.61%	5.59%	1.61%	5.42%
14.42%	17,303	1.59%	1.51%	1.59%	23.35%
6.67%	11,531	1.58%	2.10%	1.58%	15.29%
1.87%	10,395	1.75%	1.97%	1.75%	22.15%
16.39%	10,195	1.74%	1.55%	1.75%	22.61%
23.49%	10,209	1.75%	0.66%	1.86%	135.26%

4.81%	205,705	1.15%	5.97%	1.15%	5.42%
14.91%	206,212	1.13%	1.92%	1.13%	23.35%
7.07%	191,580	1.17%	2.61%	1.17%	15.29%
2.19%	219,773	1.37%	2.38%	1.37%	22.15%
16.91%	211,007	1.36%	1.98%	1.36%	22.61%
24.04%	163,396	1.28%	1.23%	1.39%	135.26%

4.80%	542,944	1.03%	6.07%	1.03%	5.42%
15.14%	558,986	1.01%	2.13%	1.01%	23.35%
7.18%	475,051	1.01%	3.02%	1.01%	15.29%
2.32%	14,491	1.24%	2.50%	1.24%	22.15%
16.97%	12,669	1.24%	2.41%	1.23%	22.61%
24.22%	9,484	1.24%	2.47%	1.51%	135.26%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

2014 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Latin American Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2014*	$9.18	$0.10	$(0.71)	$(0.61)	$(0.05)	$–	$(0.05)	$8.52
Period Ended October 31, 2013(g)	10.00	0.05	(0.83)	(0.78)	(0.04)	–	(0.04)	9.18
Class C Shares
Six Months Ended April 30, 2014*	9.16	0.07	(0.71)	(0.64)	(0.02)	–	(0.02)	8.50
Period Ended October 31, 2013(g)	10.00	0.04	(0.86)	(0.82)	(0.02)	–	(0.02)	9.16
Class R Shares
Six Months Ended April 30, 2014*	9.18	0.08	(0.70)	(0.62)	(0.04)	–	(0.04)	8.52
Period Ended October 31, 2013(g)	10.00	0.06	(0.85)	(0.79)	(0.03)	–	(0.03)	9.18
Institutional Service Class Shares
Six Months Ended April 30, 2014*	9.19	0.10	(0.70)	(0.60)	(0.06)	–	(0.06)	8.53
Period Ended October 31, 2013(g)	10.00	0.09	(0.86)	(0.77)	(0.04)	–	(0.04)	9.19
Institutional Class Shares
Six Months Ended April 30, 2014*	9.19	0.10	(0.70)	(0.60)	(0.06)	–	(0.06)	8.53
Period Ended October 31, 2013(g)	10.00	0.09	(0.86)	(0.77)	(0.04)	–	(0.04)	9.19

*	Unaudited
(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semi-Annual Report 2014

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Latin American Equity Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)

(6.56%)		$41	1.55%	2.40%	5.10%	1.33%
(7.82%)		28	1.55%	1.00%	6.20%	5.04%

(6.98%)		11	2.30%	1.69%	5.86%	1.33%
(8.21%)		9	2.30%	0.67%	6.96%	5.04%

(6.71	%)(h)	9	1.80%	1.95%	5.35%	1.33%
(7.90	%)(h)	9	1.80%	1.17%	6.45%	5.04%

(6.44%)		9	1.30%	2.45%	4.85%	1.33%
(7.68%)		9	1.30%	1.67%	5.96%	5.04%

(6.44%)		4,294	1.30%	2.45%	4.85%	1.33%
(7.68%)		4,589	1.30%	1.67%	5.96%	5.04%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from March 25, 2013 (commencement of operations) through October 31, 2013.
(h)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2014 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Small Cap Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Tax Return of Capital	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2014*(f)	$21.86	$0.04	$0.64	$0.68	$–	$–	$–	$–	$22.54
Year Ended October 31, 2013(f)	15.85	0.05	5.96	6.01	–	–	–	–	21.86
Year Ended October 31, 2012(f)	14.06	(0.07)	1.86	1.79	–	–	–	–	15.85
Year Ended October 31, 2011(f)	13.65	0.04	0.47	0.51	(0.10)	–	(0.10)	–	14.06
Year Ended October 31, 2010(f)	10.77	(0.07)	2.95	2.88	–	–	–	–	13.65
Year Ended October 31, 2009	9.63	0.01	1.14	1.15	–	(0.01)	(0.01)	–	10.77
Class C Shares
Six Months Ended April 30, 2014*(f)	19.53	(0.03)	0.57	0.54	–	–	–	–	20.07
Year Ended October 31, 2013(f)	14.26	(0.07)	5.34	5.27	–	–	–	–	19.53
Year Ended October 31, 2012(f)	12.73	(0.16)	1.69	1.53	–	–	–	–	14.26
Year Ended October 31, 2011(f)	12.42	(0.05)	0.42	0.37	(0.06)	–	(0.06)	–	12.73
Year Ended October 31, 2010(f)	9.86	(0.14)	2.70	2.56	–	–	–	–	12.42
Year Ended October 31, 2009	8.86	(0.10)	1.10	1.00	–	–	–	–	9.86
Class R Shares
Six Months Ended April 30, 2014*(f)	20.44	0.02	0.60	0.62	–	–	–	–	21.06
Year Ended October 31, 2013(f)	14.85	0.01	5.58	5.59	–	–	–	–	20.44
Year Ended October 31, 2012(f)	13.21	(0.10)	1.74	1.64	–	–	–	–	14.85
Year Ended October 31, 2011(f)	12.84	0.03	0.42	0.45	(0.08)	–	(0.08)	–	13.21
Year Ended October 31, 2010(f)	10.16	(0.09)	2.77	2.68	–	–	–	–	12.84
Year Ended October 31, 2009	9.07	(0.04)	1.13	1.09	–	–	–	–	10.16
Institutional Service Class Shares
Six Months Ended April 30, 2014*(f)	22.76	0.08	0.67	0.75	–	–	–	–	23.51
Year Ended October 31, 2013(f)	16.47	0.09	6.20	6.29	–	–	–	–	22.76
Year Ended October 31, 2012(f)	14.56	(0.02)	1.93	1.91	–	–	–	–	16.47
Year Ended October 31, 2011(f)	14.10	0.06	0.51	0.57	(0.11)	–	(0.11)	–	14.56
Year Ended October 31, 2010(f)	11.10	(0.04)	3.04	3.00	–	–	–	–	14.10
Year Ended October 31, 2009	9.89	0.02	1.23	1.25	–	(0.04)	(0.04)	–	11.10
Institutional Class Shares
Six Months Ended April 30, 2014*(f)	22.73	0.08	0.67	0.75	–	–	–	–	23.48
Year Ended October 31, 2013(f)	16.43	0.12	6.18	6.30	–	–	–	–	22.73
Year Ended October 31, 2012(f)	14.53	(0.02)	1.92	1.90	–	–	–	–	16.43
Year Ended October 31, 2011(f)	14.07	0.10	0.47	0.57	(0.11)	–	(0.11)	–	14.53
Year Ended October 31, 2010(f)	11.08	(0.03)	3.02	2.99	–	–	–	–	14.07
Year Ended October 31, 2009	9.90	0.04	1.18	1.22	–	(0.04)	(0.04)	–	11.08

*	Unaudited
(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semi-Annual Report 2014

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Small Cap Fund (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (b)(e)

3.11%	$76,551	1.47%	0.37%	1.59%	13.93%
37.92%	81,916	1.47%	0.25%	1.58%	39.71%
12.73%	70,189	1.47%	(0.46%)	1.55%	23.05%
3.65%	92,187	1.44%	0.28%	1.59%	41.48%
26.74%	121,975	1.35%	(0.57%)	1.65%	24.37%
12.02%	100,062	1.35%	(0.09%)	2.02%	146.24%

2.77%	31,857	2.15%	(0.31%)	2.27%	13.93%
36.96%	32,664	2.15%	(0.42%)	2.26%	39.71%
12.02%	29,734	2.15%	(1.13%)	2.23%	23.05%
2.94%	35,391	2.11%	(0.33%)	2.26%	41.48%
25.96%	48,374	2.04%	(1.27%)	2.35%	24.37%
11.29%	46,698	2.04%	(0.83%)	2.75%	146.24%

3.03%	1,209	1.69%	0.16%	1.81%	13.93%
37.64%	1,507	1.67%	0.08%	1.78%	39.71%
12.41%	2,195	1.73%	(0.68%)	1.81%	23.05%
3.45%	3,336	1.65%	0.18%	1.80%	41.48%
26.38%	5,622	1.55%	(0.78%)	1.85%	24.37%
12.02%	4,563	1.45%	(0.35%)	2.17%	146.24%

3.30%	1,642	1.15%	0.69%	1.27%	13.93%
38.19%	1,694	1.15%	0.48%	1.26%	39.71%
13.12%	11,909	1.15%	(0.13%)	1.23%	23.05%
4.00%	15,100	1.12%	0.40%	1.26%	41.48%
27.03%	13,422	1.04%	(0.31%)	1.35%	24.37%
12.79%	14,358	0.77%	0.35%	1.49%	146.24%

3.30%	20,300	1.15%	0.70%	1.27%	13.93%
38.34%	19,619	1.15%	0.61%	1.26%	39.71%
13.08%	26,346	1.15%	(0.10%)	1.23%	23.05%
4.01%	35,100	1.11%	0.67%	1.26%	41.48%
26.99%	52,428	1.04%	(0.20%)	1.29%	24.37%
12.47%	10,354	1.04%	0.23%	1.76%	146.24%

(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.

2014 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2014*(f)	$12.41	$0.06	$0.65	$0.71	$(0.07)	$(0.09)	$(0.16)	$–	$12.96
Year Ended October 31, 2013(f)	9.97	0.11	2.43	2.54	(0.10)	–	(0.10)	–	12.41
Year Ended October 31, 2012(f)	9.04	0.08	0.91	0.99	(0.06)	–	(0.06)	–	9.97
Year Ended October 31, 2011(f)	8.64	(0.01)	0.41	0.40	–	–	–	–	9.04
Year Ended October 31, 2010(f)	7.60	(0.01)	1.05	1.04	–	–	–	–	8.64
Year Ended October 31, 2009	6.49	(0.02)	1.13	1.11	–	–	–	–	7.60
Class C Shares
Six Months Ended April 30, 2014*(f)	11.40	0.01	0.60	0.61	(0.03)	(0.09)	(0.12)	–	11.89
Year Ended October 31, 2013(f)	9.18	0.02	2.23	2.25	(0.03)	–	(0.03)	–	11.40
Year Ended October 31, 2012(f)	8.34	0.01	0.84	0.85	(0.01)	–	(0.01)	–	9.18
Year Ended October 31, 2011(f)	8.02	(0.06)	0.38	0.32	–	–	–	–	8.34
Year Ended October 31, 2010(f)	7.10	(0.05)	0.97	0.92	–	–	–	–	8.02
Year Ended October 31, 2009	6.09	(0.06)	1.07	1.01	–	–	–	–	7.10
Class R Shares
Six Months Ended April 30, 2014*(f)	11.91	0.04	0.63	0.67	(0.06)	(0.09)	(0.15)	–	12.43
Year Ended October 31, 2013(f)	9.58	0.08	2.32	2.40	(0.07)	–	(0.07)	–	11.91
Year Ended October 31, 2012(f)	8.67	0.05	0.89	0.94	(0.03)	–	(0.03)	–	9.58
Year Ended October 31, 2011(f)	8.31	(0.01)	0.37	0.36	–	–	–	–	8.67
Year Ended October 31, 2010(f)	7.32	(0.02)	1.01	0.99	–	–	–	–	8.31
Year Ended October 31, 2009	6.23	–	1.09	1.09	–	–	–	–	7.32
Institutional Service Class Shares
Six Months Ended April 30, 2014*(f)	12.93	0.08	0.67	0.75	(0.08)	(0.09)	(0.17)	–	13.51
Year Ended October 31, 2013(f)	10.38	0.14	2.53	2.67	(0.12)	–	(0.12)	–	12.93
Year Ended October 31, 2012(f)	9.40	0.11	0.95	1.06	(0.08)	–	(0.08)	–	10.38
Period Ended October 31, 2011(f)(g)	8.61	–	0.79	0.79	–	–	–	–	9.40
Institutional Class Shares
Six Months Ended April 30, 2014*(f)	12.94	0.08	0.68	0.76	(0.09)	(0.09)	(0.18)	–	13.52
Year Ended October 31, 2013(f)	10.38	0.14	2.54	2.68	(0.12)	–	(0.12)	–	12.94
Year Ended October 31, 2012(f)	9.40	0.11	0.95	1.06	(0.08)	–	(0.08)	–	10.38
Year Ended October 31, 2011(f)	8.96	0.03	0.41	0.44	–	–	–	–	9.40
Year Ended October 31, 2010(f)	7.85	0.03	1.08	1.11	–	–	–	–	8.96
Year Ended October 31, 2009	6.67	0.01	1.17	1.18	–	–	–	–	7.85

*	Unaudited
(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semi-Annual Report 2014

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Equity Fund (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (b)(e)

5.78%	$281,508	1.16%	0.93%	1.25%	10.87%
25.54%	282,602	1.15%	0.94%	1.23%	19.53%
11.03%	187,216	1.15%	0.85%	1.28%	27.95%
4.63%	196,095	1.41%	(0.07%)	1.70%	48.65%
13.68%	23,810	1.56%	(0.06%)	1.73%	29.02%
17.10%	31,871	1.59%	(0.23%)	2.06%	173.05%

5.39%	8,944	1.90%	0.20%	1.97%	10.87%
24.60%	9,637	1.90%	0.20%	1.95%	19.53%
10.23%	7,899	1.90%	0.10%	2.00%	27.95%
3.99%	9,364	2.19%	(0.65%)	2.44%	48.65%
12.96%	11,179	2.21%	(0.71%)	2.37%	29.02%
16.58%	13,512	2.21%	(0.85%)	2.69%	173.05%

5.66%	422	1.40%	0.69%	1.47%	10.87%
25.16%	405	1.40%	0.73%	1.45%	19.53%
10.91%	416	1.40%	0.56%	1.50%	27.95%
4.33%	865	1.70%	(0.15%)	1.95%	48.65%
13.52%	986	1.71%	(0.23%)	1.88%	29.02%
17.50%	811	1.34%	0.01%	1.82%	173.05%

5.87%	129,225	0.93%	1.16%	1.06%	10.87%
25.84%	128,368	0.90%	1.21%	1.05%	19.53%
11.37%	115,150	0.90%	1.10%	1.11%	27.95%
9.18%	123,074	0.90%	0.00%	1.13%	48.65%

5.92%	3,718	0.90%	1.20%	0.97%	10.87%
26.00%	3,867	0.90%	1.21%	0.95%	19.53%
11.37%	2,584	0.90%	1.13%	1.00%	27.95%
4.91%	3,330	1.19%	0.35%	1.44%	48.65%
14.14%	3,446	1.21%	0.32%	1.37%	29.02%
17.69%	6,518	1.21%	0.19%	1.68%	173.05%

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	For the period from October 7, 2011 (commencement of operations) through October 31, 2011.

2014 Semi-Annual Report

Notes to Financial Statements

April 30, 2014 (Unaudited)

1. Organization

Aberdeen Funds (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of April 30, 2014, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of April 30, 2014, the Trust operated twenty-four (24) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the thirteen (13) funds listed below (each a “Fund”; collectively, the “Funds”):

–	Aberdeen Asia-Pacific (ex-Japan) Equity Fund (“Asia-Pacific (ex-Japan) Equity Fund”)
–	Aberdeen Asia-Pacific Smaller Companies Fund (“Asia-Pacific Smaller Companies Fund”)
–	Aberdeen China Opportunities Fund (“China Opportunities Fund”)
–	Aberdeen Emerging Markets Fund (“Emerging Markets Fund”)
–	Aberdeen Equity Long-Short Fund (“Equity Long-Short Fund”)
–	Aberdeen European Equity Fund (“European Equity Fund”)
–	Aberdeen Global Equity Fund (“Global Equity Fund”)
–	Aberdeen Global Natural Resources Fund (“Global Natural Resources Fund”)
–	Aberdeen Global Small Cap Fund (“Global Small Cap Fund”)
–	Aberdeen International Equity Fund (“International Equity Fund”)
–	Aberdeen Latin American Equity Fund (“Latin American Equity Fund”)
–	Aberdeen Small Cap Fund (“Small Cap Fund”)
–	Aberdeen U.S. Equity Fund (“U.S. Equity Fund”)*

*	On February 25, 2013, the U.S. Equity Fund acquired the assets and assumed the liabilities of the Aberdeen U.S. Equity II Fund (the “U.S. Equity II Fund”). The U.S. Equity Fund is considered the accounting survivor of the reorganization.

In connection with the reorganization, the U.S. Equity II Fund’s Class A and Class C shares were converted into Class A and Class C shares of the U.S. Equity Fund, respectively.

The following is a summary of the net assets converted and net asset value per share issued as of February 25, 2013.

	Shares Issued of the U.S. Equity Fund	Net Assets Reorganized from the U.S. Equity II Fund	Net Asset Value Per Shares Issued of the U.S. Equity Fund
Class A	6,235,828	$67,631,922	$10.85
Class C	171,858	1,714,810	9.98

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies conform to accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. Dollars.

(a)	Security Valuation

The Funds value their securities at current market value or fair value consistent with regulatory requirements. “Fair value” is defined in the Funds’ valuation and liquidity procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to contract at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time”, subject to application, when appropriate, valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask quoted at the close on the principal exchange on which the security is traded. Securities traded on the NASDAQ are valued at the NASDAQ official closing price. Open-end mutual funds are valued at the respective net asset value as reported by such company. Closed-end funds and exchange-traded funds (ETFs) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Semi-Annual Report 2014

Notes to Financial Statements (continued)

April 30, 2014 (Unaudited)

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing a Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time a Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

In the event that a security’s market quotations are not readily available or are deemed unreliable, the security is valued at fair value as determined by the Funds’ Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved and established by the Board. A security that has been fair valued by the Pricing Committee may be classified as Level 2 or 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for identical assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-tier hierarchy of inputs is summarized below:

•	Level 1-quoted prices in active markets for identical investments;
•	Level 2-other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or
•	Level 3-significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of standard inputs is listed below:

Security Type	Standard Inputs
Foreign equities utilizing a fair value factor	Depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security.

The following is a summary of the inputs used as of April 30, 2014 in valuing the Funds’ investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Please refer to the Statements of Investments for a detailed breakout of the security types:

	LEVEL 1–Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	LEVEL 3–Significant Unobservable Inputs ($)	Total ($)
Asia-Pacific (ex-Japan) Equity Fund
Investments in Securities
Common Stocks	35,593,212	696,690,771	–	732,283,983
Preferred Stocks	–	37,991,776	–	37,991,776
Repurchase Agreement	–	20,963,000	–	20,963,000

	35,593,212	755,645,547	–	791,238,759

2014 Semi-Annual Report

Notes to Financial Statements (continued)

April 30, 2014 (Unaudited)

	LEVEL 1–Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	LEVEL 3–Significant Unobservable Inputs ($)	Total ($)
Asia-Pacific Smaller Companies Fund
Investments in Securities
Common Stocks	3,934,527	11,732,595	–	15,667,122
Warrants	8,025	–	–	8,025
Repurchase Agreement	–	154,000	–	154,000

	3,942,552	11,886,595	–	15,829,147

China Opportunities Fund
Investments in Securities
Common Stocks	4,904,880	26,722,203	–	31,627,083
Repurchase Agreement	–	165,000	–	165,000

	4,904,880	26,887,203	–	31,792,083

Emerging Markets Fund
Investments in Securities
Common Stocks	2,496,149,489	6,793,693,478	–	9,289,842,967
Preferred Stocks	534,844,882	519,674,120	–	1,054,519,002
Repurchase Agreement	–	136,450,000	–	136,450,000

	3,030,994,371	7,449,817,598	–	10,480,811,969

Equity Long-Short Fund
Investments in Securities
Common Stocks—Long Positions	514,595,489	–	–	514,595,489
Repurchase Agreement	–	93,817,000	–	93,817,000
Common Stocks—Short Positions	(226,562,840)	–	–	(226,562,840)
Exchange Traded Funds—Short Positions	(6,554,250)	–	–	(6,554,250)

	281,478,399	93,817,000	–	375,295,399

European Equity Fund
Investments in Securities
Common Stocks	132,828	6,273,826	–	6,406,654
Preferred Stocks	–	3,303	–	3,303
Repurchase Agreement	–	192,000	–	192,000

	132,828	6,469,129	–	6,601,957

Global Equity Fund
Investments in Securities
Common Stocks	67,471,579	80,832,297	–	148,303,876
Preferred Stocks	10,953,631	3,887,039	–	14,840,670
Repurchase Agreement	–	1,427,000	–	1,427,000

	78,425,210	86,146,336	–	164,571,546

Semi-Annual Report 2014

Notes to Financial Statements (continued)

April 30, 2014 (Unaudited)

	LEVEL 1–Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	LEVEL 3–Significant Unobservable Inputs ($)	Total ($)
Global Natural Resources Fund
Investments in Securities
Common Stocks	15,314,428	12,797,047	–	28,111,475
Repurchase Agreement	–	150,000	–	150,000

	15,314,428	12,947,047	–	28,261,475

Global Small Cap Fund
Investments in Securities
Common Stocks	106,101,431	184,522,858	–	290,624,289
Preferred Stocks	7,343,994	–	–	7,343,994
Repurchase Agreement	–	3,900,000	–	3,900,000

	113,445,425	188,422,858	–	301,868,283

International Equity Fund
Investments in Securities
Common Stocks	115,734,571	753,777,245	–	869,511,816
Preferred Stocks	71,084,742	40,203,440	–	111,288,182

	186,819,313	793,980,685	–	980,799,998

Latin American Equity Fund
Investments in Securities
Common Stocks	4,050,668	–	–	4,050,668
Preferred Stocks	154,735	–	–	154,735
Rights	3	–	–	3
Repurchase Agreement	–	101,000	–	101,000

	4,205,406	101,000	–	4,306,406

Small Cap Fund
Investments in Securities
Common Stocks	130,785,402	–	–	130,785,402
Repurchase Agreement	–	990,000	–	990,000

	130,785,402	990,000	–	131,775,402

U.S. Equity Fund
Investments in Securities
Common Stocks	421,726,046	–	–	421,726,046
Repurchase Agreement	–	1,825,000	–	1,825,000

	421,726,046	1,825,000	–	423,551,046

Amounts listed as “–” are $0 or round to $0.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing transfers at the end of each period. As described above, certain foreign securities are valued utilizing valuation factors provided by an independent pricing service to reflect any significant market movements between the time foreign markets close and the time the Fund values such foreign securities. The utilization of valuation factors may result in transfers between Level 1 and Level 2. During the period ended April 30, 2014, several Funds had transfers between Level 1 and Level 2 because there was a valuation factor applied at April 30, 2014 not applied at a prior period end or a

2014 Semi-Annual Report

Notes to Financial Statements (continued)

April 30, 2014 (Unaudited)

valuation factor applied at a prior period end not applied at April 30, 2014. For the period ended April 30, 2014 there have been no significant changes to the fair valuation methodologies. The following is a summary of Funds which had significant transfers:

Fund	Transfer from Level 1($)	Transfer from Level 2($)
Asia-Pacific (ex-Japan) Equity Fund	–	13,120,181
Asia-Pacific Smaller Companies Fund	1,702,209	1,617,759
China Opportunities Fund	–	2,486,869
Emerging Markets Fund	–	11,246,231
Global Small Cap Fund	35,266,478	18,484,228

(b)	Repurchase Agreements

The Funds may enter into repurchase agreements under the terms of a Master Repurchase Agreement. It is each Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. Under the Master Repurchase Agreement, if the counterparty defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Funds may be delayed or limited. Repurchase agreements are subject to contractual netting arrangements with the counterparty, Fixed Income Clearing Corp. For additional information on individual repurchase agreements, see the schedules of investments.

(c)	Restricted Securities

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended. Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Funds, but resale of such securities in the U.S. is permitted only in limited circumstances.

(d)	Foreign Currency Translation

Foreign currency amounts are translated into U.S. Dollars at the current rate of exchange as of the Valuation Time to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies within the Statements of Operations.

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service.

(e)	Short Sales

During the period, the Equity Long-Short Fund engaged in short-selling of portfolio securities, which obligates the Fund to replace any security that it has borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund generally will realize a gain if the price of the security declines between these dates. Until the Fund replaces the borrowed security, the Fund will segregate or earmark cash, other liquid assets and/or securities held long to sufficiently cover the Fund’s short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date and paid to the counterparty on the dividend pay date. The collateral for securities sold short includes the deposits with brokers and securities held long as shown in the Statement of Investments for the Fund.

Semi-Annual Report 2014

Notes to Financial Statements (continued)

April 30, 2014 (Unaudited)

(f)	Security Transactions, Investment Income and Expenses

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as a Fund is informed after the ex-dividend date.

Interest income and expenses are recorded on an accrual basis. Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the relevant Funds based on net assets. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses to a class is based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

(g)	Distributions

Distributions from net investment income, if any, are declared and paid quarterly for all Funds. The Funds will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies and loss deferrals.

(h)	Federal Income Taxes

Each Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Funds from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Funds’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2013 are subject to such review.

2014 Semi-Annual Report

Notes to Financial Statements (continued)

April 30, 2014 (Unaudited)

3. Agreements and Transactions with Affiliates

(a)	Investment Adviser

Under the Investment Advisory Agreement with the Trust, Aberdeen Asset Management Inc. (“Aberdeen” or the “Adviser”) manages the Funds in accordance with the policies and procedures established by the Board.

For services provided under the terms of the current Investment Advisory Agreement, each Fund pays the Adviser an annual management fee paid monthly based on that Fund’s average daily net assets according to the following schedule:

Fund	Fee Schedule
Asia-Pacific (ex-Japan) Equity Fund	On all assets	1.00%
Asia-Pacific Smaller Companies Fund	Up to $500 million	1.30%
	$500 million up to $2 billion	1.25%
	On $2 billion and more	1.15%
China Opportunities Fund	Up to $500 million	1.25%
	$500 million up to $2 billion	1.20%
	On $2 billion and more	1.15%
Emerging Markets Fund	On all assets	0.90%
Equity Long-Short Fund	Up to $1 billion	1.15%
	On $1 billion and more	1.00%
European Equity Fund	Up to $500 million	0.90%
	$500 million up to $2 billion	0.85%
	On $2 billion and more	0.80%
Global Equity Fund	Up to $500 million	0.90%
	$500 million up to $2 billion	0.85%
	On $2 billion and more	0.80%
Global Natural Resources Fund	Up to $500 million	0.70%
	$500 million up to $2 billion	0.65%
	On $2 billion and more	0.60%
Global Small Cap Fund	Up to $100 million	1.25%
	On $100 million and more	1.00%
International Equity Fund	On all assets	0.80%
Latin American Equity Fund	Up to $500 million	1.10%
	$500 million up to $2 billion	1.05%
	On $2 billion and more	1.00%
Small Cap Fund	Up to $100 million	0.95%
	On $100 million and more	0.80%
U.S. Equity Fund	Up to $500 million	0.75%
	$500 million up to $2 billion	0.70%
	On $2 billion and more	0.65%

Semi-Annual Report 2014

Notes to Financial Statements (continued)

April 30, 2014 (Unaudited)

The Adviser has engaged the services of affiliates Aberdeen Asset Management Asia Limited (“AAMAL”) and Aberdeen Asset Managers Limited (“AAML”) as subadvisers (the “Subadvisers”) pursuant to subadvisory agreements. Subadvisers manage a portion of certain Funds’ investments and have the responsibility for making all investment decisions for the portion of a Fund’s assets they manage. Pursuant to the subadvisory agreements, the Adviser pays fees to the Subadvisers, if any. For the six months ended April 30, 2014, the Adviser paid the following amounts to the following Subadvisers:

Fund	Subadviser	Amount
Asia-Pacific (ex-Japan) Equity Fund	AAMAL	$2,749,922
Asia-Pacific Smaller Companies Fund	AAMAL	80,583
China Opportunities Fund	AAMAL	136,306
Emerging Markets Fund	AAMAL and AAML	31,263,634
European Equity Fund	AAML	17,919
Global Equity Fund	AAML	460,712
Global Natural Resources Fund	AAML	67,599
Global Small Cap Fund	AAML	1,043,238
International Equity Fund	AAML	2,548,960
Latin American Equity Fund	AAML	14,741

The Trust and Aberdeen have entered into a written contract (“Expense Limitation Agreement”) limiting operating expenses for all classes of the Funds from exceeding the amounts listed below. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees and extraordinary expenses. This contract is in effect at least through February 28, 2015 or the effective date of the 2015 annual update to the registration statement, whichever occurs first.

Effective as of February 28, 2014 and through February 28, 2015 or the effective date of the 2015 annual update to the registration statement, whichever occurs first, the Adviser has agreed to reimburse the Equity Long-Short Fund for short sale brokerage expenses at an annual rate of up to 0.15% of the Fund’s average daily net assets. Amounts reimbursed by the Adviser for short sale brokerage expenses are not subject to recoupment at a later date.

Fund	Limit
Asia-Pacific (ex-Japan) Equity Fund	1.25%
Asia-Pacific Smaller Companies Fund	1.50%
China Opportunities Fund	1.62%
Emerging Markets Fund	1.10%
Equity Long-Short Fund	1.40%
European Equity Fund	1.10%
Global Equity Fund	1.19%
Global Natural Resources Fund	1.16%
Global Small Cap Fund	1.30%
International Equity Fund	1.10%
Latin American Equity Fund	1.30%
Small Cap Fund	1.15%
U.S. Equity Fund	0.90%

Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Funds was made. However, no reimbursement will be made unless:

(i) the Fund’s assets exceed $100 million;

(ii) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and

(iii) the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement Requirements”).

2014 Semi-Annual Report

Notes to Financial Statements (continued)

April 30, 2014 (Unaudited)

For fees waived after March 1, 2011, no reimbursement will be made unless:

(i) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and

(ii) the payment of such reimbusement is approved by the Board on a quarterly basis (the “Reimbursement requirements”).

If the Board approves any changes in the waiver terms or limitations, reimbursements are only permitted to the extent that the terms of the Expense Limitation Agreement in effect at the time of the waiver are met at the time that reimbursement is approved. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

As of April 30, 2014, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements for each Fund, based on expenses reimbursed by Aberdeen would be:

Fund	Amount Fiscal Year 2011 (Expires 10/31/14)	Amount Fiscal Year 2012 (Expires 10/31/15)	Amount Fiscal Year 2013 (Expires 10/31/16)	Amount Six Months Ended April 30, 2014 (Expires 4/30/17)	Total*
Asia-Pacific (ex-Japan) Equity Fund	$–	$–	$58,037	$173,796	$231,833
Asia-Pacific Smaller Companies Fund	97,496	152,030	216,390	113,265	579,181
China Opportunities Fund	62,617	93,681	114,509	64,459	335,266
Emerging Markets Fund	2,172,635	89,836	–	774,368	3,036,839
Equity Long-Short Fund	–	–	–	–	–
European Equity Fund	–	–	107,240	73,083	180,323
Global Equity Fund	37,370	130,494	–	–	167,864
Global Natural Resources Fund	23,135	17,930	59,550	51,323	151,938
Global Small Cap Fund	127,632	262,698	314,856	169,262	874,448
International Equity Fund	–	–	–	–	–
Latin American Equity Fund	–	–	129,774	73,267	203,041
Small Cap Fund	121,353	125,721	161,028	83,075	491,177
U.S. Equity Fund	109,682	317,092	188,906	152,375	768,055

*	Amounts reported are due to expire throughout the respective 3-year expiration period presented above.

Amounts listed as “–” are $0 or round to $0.

In accordance with the Funds’ Expense Limitation Agreement and criteria, as described above, the Adviser did not recapture any expenses for which they previously reimbursed the Funds. Accordingly, at April 30, 2014, the Funds did not have liabilities payable to the Adviser for recapture of previously reimbursed expenses.

(b)	Fund Administration

Under the terms of the Fund Administration Agreement in effect during the period, Aberdeen provides various administrative and accounting services, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Board. For services provided pursuant to the Fund Administration Agreement, the Funds pay Aberdeen a combined annual fee of 0.08% based on the Trust’s average daily net assets. The fee is then allocated proportionately among all funds within the Trust (including the Funds) in relation to the average daily net assets of each fund. This asset-based fee is subject to a per fund annual minimum fee.

Semi-Annual Report 2014

Notes to Financial Statements (continued)

April 30, 2014 (Unaudited)

(c)	Distributor

The Trust and Aberdeen Fund Distributors, LLC (the “Distributor” or “AFD”) are parties to the current Underwriting Agreement (the “Underwriting Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares.

The Trust has adopted a Distribution Plan (the “Plan”) under Rule 12b-1 of the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate AFD, as the Funds’ Distributor, for expenses associated with the distribution of certain classes of shares of the Funds of the Trust. Although actual distribution expenses may be more or less, under the Plan, the Funds of the Trust pay the Distributor an annual fee in an amount that will not exceed the following amounts:

Fund	Class A Shares	Class C Shares (a)	Class R Shares
Asia-Pacific (ex-Japan) Equity Fund	0.25%	1.00%	0.50%
Asia-Pacific Smaller Companies Fund	0.25%	1.00%	0.50%
China Opportunities Fund	0.25%	1.00%	0.50%
Emerging Markets Fund	0.25%	1.00%	0.50%
Equity Long-Short Fund	0.25%	1.00%	0.50%
European Equity Fund	0.25%	1.00%	0.50%
Global Equity Fund	0.25%	1.00%	0.50%
Global Natural Resources Fund	0.25%	1.00%	0.50%
Global Small Cap Fund	0.25%	1.00%	0.50%
International Equity Fund	0.25%	1.00%	0.50%
Latin American Equity Fund	0.25%	1.00%	0.50%
Small Cap Fund	0.25%	1.00%	0.50%
U.S. Equity Fund	0.25%	1.00%	0.50%

(a)	0.25% of which is service fees.

The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

Pursuant to the current Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges (“CDSCs”) of 1% imposed on certain redemptions of Class C (and up to 1% for certain Class A) shares.

In addition, the Distributor will re-allow to dealers 5.00% of sales charges on Class A shares of the Funds, which have a maximum front-end sales charge of 5.75%, and the Distributor or the Adviser may compensate broker dealers or financial intermediaries from its own resources at the rate of 1.00% of sales on sales of Class C shares of the Funds, which have a maximum CDSC of 1.00%, (on the CDSC assessed on sales within one year of purchase). For the six months ended April 30, 2014, AFD retained commissions of $25,278 from front-end sales charges of Class A shares and $35,070 from CDSC fees from Class C (and certain Class A) shares of the Funds.

2014 Semi-Annual Report

Notes to Financial Statements (continued)

April 30, 2014 (Unaudited)

Under the terms of the current Administrative Services Plan, a series of the Trust is permitted to enter into Servicing Agreements with servicing organizations, such as any bank, trust company, thrift institution, broker-dealer, insurance company, or other financial institution, which agree to provide certain administrative support services in connection with the Class A, Class R and Institutional Service Class shares of the series of the Trust (as applicable). These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class A, Class R and Institutional Service Class shares of each of the Funds (as applicable). The amount of expenses incurred under the terms of the Administrative Services Plan during the six months ended April 30, 2014 were as follows:

Fund	Amount*
Asia-Pacific (ex-Japan) Equity Fund	$876
Asia-Pacific Smaller Companies Fund	87
China Opportunities Fund	2,692
Emerging Markets Fund	568,941
Equity Long-Short Fund	25,245
European Equity Fund	–
Global Equity Fund	49,033
Global Natural Resources Fund	9,363
Global Small Cap Fund	25,010
International Equity Fund	195,170
Latin American Equity Fund	–
Small Cap Fund	28,690
U.S. Equity Fund*	94,427

*	The Adviser has reimbursed the U.S. Equity Fund $62,812 for Administrative Services fees incurred during the six months ended April 30, 2014.

4. Short-Term Trading Fees

Prior to February 28, 2014, the Funds assessed a 2.00% redemption fee on all classes of shares that were purchased and sold or exchanged within 90 calendar days of purchase (within 30 calendar days for the U.S. Equity Fund). The redemption fee, if any, was paid directly to the applicable Fund and was designed to offset brokerage commissions and other trading costs, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applied, the shares that were held the longest were redeemed first. This redemption fee was in addition to any CDSCs that were applicable at the time of sale. The redemption fee did not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that could not implement the redemption fee. The fee did not apply to shares purchased through reinvested dividends or capital gains.

Semi-Annual Report 2014

Notes to Financial Statements (continued)

April 30, 2014 (Unaudited)

For the six months ended April 30, 2014, the Funds had the following contributions to capital due to collection of redemption fees:

Fund	Class A Shares	Class C Shares	Class R Shares	Institutional Service Class Shares	Institutional Class Shares
Asia-Pacific (ex-Japan) Equity Fund	$198	$20	$2	$523	$135,699
Asia-Pacific Smaller Companies Fund	98	5	1	3	1,489
China Opportunities Fund	1,548	463	100	153	53
Emerging Markets Fund	14,033	1,625	818	12,746	365,368
Equity Long-Short Fund	2,914	516	112	284	27,182
European Equity Fund	2	1	1	1	146
Global Equity Fund	182	12	5	–	156
Global Natural Resources Fund	12	2	2	1	1
Global Small Cap Fund	1,632	47	37	42	4,627
International Equity Fund	2,214	444	190	2,278	5,895
Latin American Equity Fund	–	–	–	–	–
Small Cap Fund	976	402	16	20	254
U.S. Equity Fund	165	5	1	74	2

Amounts	listed as “–” are $0 or round to $0.

For the year ended October 31, 2013, the Funds had the following contributions to capital due to collection of redemption fees:

Fund	Class A Shares	Class C Shares	Class R Shares	Institutional Service Class Shares	Institutional Class Shares
Asia-Pacific (ex-Japan) Equity Fund	$7	$–	$–	$23	$5,350
Asia-Pacific Smaller Companies Fund	121	20	9	4	5,667
China Opportunities Fund	5,681	2,173	387	1,075	487
Emerging Markets Fund	20,771	2,119	815	21,134	517,197
Equity Long-Short Fund	9,958	1,957	392	409	83,146
European Equity Fund	–	–	–	–	–
Global Equity Fund	116	6	4	–	71
Global Natural Resources Fund	1,455	287	275	57	241
Global Small Cap Fund	29,381	559	538	242	61,441
International Equity Fund	26,055	4,848	1,851	24,279	65,094
Latin American Equity Fund	–	–	–	–	–
Small Cap Fund	3,735	1,539	94	354	1,371
U.S. Equity Fund	50	2	–	29	1

Amounts	listed as “–” are $0 or round to $0.

2014 Semi-Annual Report

Notes to Financial Statements (continued)

April 30, 2014 (Unaudited)

5. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the six months ended April 30, 2014, were as follows:

Fund	Purchases	Sales
Asia-Pacific (ex-Japan) Equity Fund	$110,503,076	$296,546,447
Asia-Pacific Smaller Companies Fund	430,740	10,016,035
China Opportunities Fund	4,306,348	5,356,243
Emerging Markets Fund	325,118,272	1,244,991,561
Equity Long-Short Fund	74,762,278	147,370,267
European Equity Fund	488,651	354,194
Global Equity Fund	9,622,986	7,775,324
Global Natural Resources Fund	287,185	5,850,580
Global Small Cap Fund	15,216,935	26,080,938
International Equity Fund	53,035,541	95,235,973
Latin American Equity Fund	132,331	54,396
Small Cap Fund	18,885,884	25,863,739
U.S. Equity Fund	45,673,858	61,633,721

6. Financial Highlights

The Global Equity Fund Institutional Service Class Financial Highlights prior to the fiscal year ended October 31, 2009 were as follows:

	Investment Activities				Distributions					Ratios / Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Activities	Net Investment Income	Tax Return of Capital	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbur- sements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Year Ended October 31, 2008	$15.55	0.06	(6.91)	(6.85)	(0.06)	(0.01)	(0.07)	–	$8.63	(44.20%)	$15	1.35%	0.55%	1.54%	241.73%
Year Ended October 31, 2007	$11.74	0.03	3.81	3.84	(0.04)	–	(0.04)	0.01	$15.55	32.84%	$39	1.42%	0.17%	1.42%	257.25%
Year Ended October 31, 2006(f)	$9.35	0.02	2.42	2.44	(0.05)	–	(0.05)	–	$11.74	26.17%	$20	1.65%	0.15%	1.70%	298.51%
Year Ended October 31, 2005	$7.60	(0.01)	1.79	1.78	(0.03)	–	(0.03)	–	$9.35	23.48%	$3,883	1.64%	(0.15%)	1.89%	352.57%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.

7. Portfolio Investment Risks

(a)	Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Semi-Annual Report 2014

Notes to Financial Statements (continued)

April 30, 2014 (Unaudited)

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

(b)	Risks Associated with Emerging Markets

The emerging countries’ securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in emerging countries may be held by a limited number of persons, which may limit the number of securities available for investment by a Fund. The limited liquidity of emerging country securities markets may also affect a Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so.

(c)	Risks Associated with European Markets

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and outside of Europe. Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments.

Please read the prospectus for more detailed information regarding these and other risks.

8. Contingencies

In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

9. Tax Information

As of April 30, 2014, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Asia-Pacific (ex-Japan) Equity Fund	$758,492,008	$57,852,631	$(25,105,880)	$32,746,751
Asia-Pacific Smaller Companies Fund	15,715,450	1,267,835	(1,154,138)	113,697
China Opportunities Fund	30,980,545	3,187,091	(2,375,553)	811,538
Emerging Markets Fund	9,665,230,064	1,426,691,843	(611,109,938)	815,581,905
Equity Long-Short Fund	500,801,561	111,568,655	(3,957,727)	107,610,928
European Equity Fund	5,794,446	859,249	(51,738)	807,511
Global Equity Fund	136,202,704	32,040,803	(3,671,961)	28,368,842
Global Natural Resources Fund	26,550,994	5,170,247	(3,459,766)	1,710,481
Global Small Cap Fund	274,204,100	40,461,322	(12,797,139)	27,664,183
International Equity Fund	824,227,709	185,765,540	(29,193,251)	156,572,289
Latin American Equity Fund	5,069,837	27,946	(791,377)	(763,431)
Small Cap Fund	100,227,033	32,086,215	(537,846)	31,548,369
U.S. Equity Fund	307,872,965	116,859,570	(1,181,489)	115,678,081

2014 Semi-Annual Report

Notes to Financial Statements (continued)

April 30, 2014 (Unaudited)

The tax character of distributions paid during the fiscal year ended October 31, 2013 was as follows (total distributions paid differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gain	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Asia-Pacific (ex-Japan) Equity Fund	$17,668,601	$8,336,648	$26,005,249	$–	$–	$26,005,249
Asia-Pacific Smaller Companies Fund	1,087,978	32,121	1,120,099	–	–	1,120,099
China Opportunities Fund	120,185	–	120,185	–	–	120,185
Emerging Markets Fund	183,645,400	–	183,645,400	–	–	183,645,400
Equity Long-Short Fund	–	6,229,395	6,229,395	–	–	6,229,395
European Equity Fund	63,069	–	63,069	–	–	63,069
Global Equity Fund	2,004,456	–	2,004,456	–	–	2,004,456
Global Natural Resources Fund	308,778	–	308,778	–	–	308,778
Global Small Cap Fund	683,620	–	683,620	–	–	683,620
International Equity Fund	17,848,109	–	17,848,109	–	–	17,848,109
Latin American Equity Fund	20,248	–	20,248	–	–	20,248
Small Cap Fund	–	–	–	–	–	–
U.S. Equity Fund	3,330,031	–	3,330,031	–	–	3,330,031

Amounts listed as “–” are $0 or round to $0.

As of October 31, 2013, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Late Year Ordinary and Post- October Capital Loss Deferrals	Other Temporary Differences	Accumulated Capital and Other Losses**	Unrealized Appreciation/ Depreciation*	Total Accumulated Earnings (Deficit)
Asia-Pacific (ex-Japan) Equity Fund	$–	$3,548,945	$5,493,802	$9,042,747	$–	$–	$–	$–	$68,328,090	$77,370,837
Asia-Pacific Smaller Companies Fund	–	565,377	3,141,628	3,707,005	–	–	–	–	1,432,875	5,139,880
China Opportunities Fund	–	104,178	–	104,178	(86)	–	–	(13,170,401)	2,901,562	(10,164,747)
Emerging Markets Fund	–	63,626,639	–	63,626,639	(89)	–	–	(56,662,362)	1,336,772,600	1,343,736,788
Equity Long-Short Fund	–	–	11,114,986	11,114,986	–	(3,912,128)	–	–	65,286,599	72,489,457
European Equity Fund	–	42,973	–	42,973	–	–	–	–	419,910	462,883
Global Equity Fund	–	449,383	–	449,383	–	–	–	(17,089,141)	25,516,605	8,876,847
Global Natural Resources Fund	–	174,034	–	174,034	–	–	–	(29,717,650)	751,415	(28,792,201)
Global Small Cap Fund	–	1,259,106	3,277,545	4,536,651	–	–	(2)	–	18,100,700	22,637,349
International Equity Fund	–	4,321,875	–	4,321,875	–	–	–	(130,297,849)	167,459,272	41,483,298
Latin American Equity Fund	–	17,564	–	17,564	–	–	–	–	(422,173)	(404,609)
Small Cap Fund	–	–	–	–	–	(237,454)	–	(433,263,763)	36,540,136	(396,961,081)
U.S. Equity Fund	–	786,249	3,091,856	3,878,105	–	–	–	(45,708,999)	110,837,210	69,006,316

*	The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to passive foreign investment companies and tax deferral of losses on wash sales.
**	As of October 31, 2013, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the Treasury regulations, which expire in the years set forth below:

Semi-Annual Report 2014

Notes to Financial Statements (continued)

April 30, 2014 (Unaudited)

Fund	Amount	Expires
China Opportunities Fund	$13,170,401	2017 (Short-Term)
Emerging Markets Fund	5,445,819	Unlimited (Short-Term)
Emerging Markets Fund	51,216,543	Unlimited (Long-Term)
Global Equity Fund	5,838,675	2016 (Short-Term)
Global Equity Fund	10,277,121	2017 (Short-Term)
Global Equity Fund	973,345	Unlimited (Short-Term)
Global Natural Resources Fund	29,717,650	2017 (Short-Term)
International Equity Fund	284,948	2014 (Short-Term)
International Equity Fund	7,472,613	2015 (Short-Term)
International Equity Fund	17,328,057	2016 (Short-Term)
International Equity Fund	105,212,231	2017 (Short-Term)
Small Cap Fund	127,661,653	2016 (Short-Term)
Small Cap Fund	305,602,110	2017 (Short-Term)
U.S. Equity Fund	22,430,608	2016 (Short-Term)
U.S. Equity Fund	23,278,391	2017 (Short-Term)

Amounts listed as “–” are $0 or round to $0.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

10. Significant Shareholders

As of April 30, 2014, the following Funds had shareholders with the percentage ownership indicated, which are considered significant shareholders (holdings greater than 5.0%) for financial reporting purposes:

Fund	Record Ownership %	Number of Account Owners
Asia-Pacific (ex-Japan) Equity Fund	23.5%	2
Asia-Pacific Smaller Companies Fund	9.3	1
China Opportunities Fund	31.9	3
Emerging Markets Fund	52.8	4
Equity Long-Short Fund	79.0	3
European Equity Fund	95.8	2
Global Equity Fund	56.6	3
Global Natural Resources Fund	63.4	4
Global Small Cap Fund	50.5	1
International Equity Fund	45.7	3
Latin American Equity Fund	98.2	1
Small Cap Fund	26.6	3
U.S. Equity Fund	11.8	1

2014 Semi-Annual Report

Notes to Financial Statements (continued)

April 30, 2014 (Unaudited)

11. Fund Reorganizations

Effective February 25, 2013, the U.S. Equity Fund acquired all of the assets and assumed all of the liabilities of the U.S. Equity II Fund. The acquisition was accomplished by a tax-free exchange as follows:

4,634,801 shares of the U.S. Equity II Fund, fair valued at $69,346,732 for 6,407,686 shares of the U.S. Equity Fund.

The investment portfolio and cash of the U.S. Equity II Fund with a fair value of $69,346,732 were the principal assets acquired by the U.S. Equity Fund. For financial reporting purposes, assets received and shares issued by the U.S. Equity Fund were recorded at value; however, the cost basis of the investments received from the U.S. Equity II Fund was carried forward to align ongoing reporting of the U.S. Equity Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The U.S. Equity Fund acquired capital loss carryovers of $21,312,042 (subject to future annual limitations). Immediately prior to the merger, the net assets of the U.S. Equity II Fund were $69,346,732.

Assuming that the U.S. Equity merger had been completed on November 1, 2012, the pro forma results of operations for the year ended October 31, 2013 are as follows:

Net investment income	$4,105,127
Net realized and unrealized gain from investments	87,008,662
Net increase in net assets resulting from operations	91,113,789

Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practical to separate the amounts of revenue and earnings of the U.S. Equity II Fund that have been reflected in the statements of operations since February 25, 2013 for the U.S. Equity Fund.

The chart below shows a summary of net assets, shares outstanding, net asset value per share, net unrealized appreciation/(depreciation), and accumulated net realized gains/(losses), before and after the reorganization.

	Before Reorganization		After Reorganization
	U.S. Equity II Fund	U.S. Equity Fund	U.S. Equity Fund
Net Assets:
Class A/Class A	$67,631,922	$195,389,497	$263,021,419
Class C/Class C	1,714,810	8,052,914	9,767,725
Class R/Class R	–	452,617	452,617
Institutional Service Class/ Institutional Service Class	–	118,192,565	118,192,565
Institutional Class/ Institutional Class	–	3,186,689	3,186,689
Shares Outstanding:
Class A/Class A	4,489,639	18,015,388	24,251,217
Class C/Class C	145,162	807,059	978,916
Class R/Class R	–	43,465	43,465
Institutional Service Class/ Institutional Service Class	–	10,469,012	10,469,012
Institutional Class/ Institutional Class	–	282,257	282,257
Net Asset Value per Share:
Class A/Class A	$15.06	$10.85	$10.85
Class C/Class C	11.81	9.98	9.98
Class R/Class R	–	10.41	10.41
Institutional Service Class/ Institutional Service Class	–	11.29	11.29
Institutional Class/ Institutional Class	–	11.29	11.29
Net unrealized appreciation/(depreciation)	14,177,990	66,030,785	80,208,775
Accumulated net realized gain/(loss)	(21,347,109)	(45,490,759)	(45,490,759)

Semi-Annual Report 2014

Notes to Financial Statements (concluded)

April 30, 2014 (Unaudited)

12. Subsequent Events

The Board has authorized the Funds to enter into a committed, unsecured revolving line of credit facility (the “Facility”) in an aggregate amount of $400,000,000 (with a per fund sub-limit of $350,000,000) with State Street Bank and Trust Company to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Facility remains subject to execution of a final agreement between the parties and the fulfillment of certain conditions precedent. There is no guarantee that the Funds will enter into the Facility. The commitment cost and administration cost of the Facility to each Fund are not expected to be material; the cost of borrowing will vary by Fund based on the level of borrowing.

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the Financial Statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the Financial Statements as of April 30, 2014.

2014 Semi-Annual Report

Shareholder Expense Examples (Unaudited)

As a shareholder of the Aberdeen Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, transfer agent out-of-pocket expenses, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Aberdeen Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2013 and continued to hold your shares at the end of the reporting period, April 30, 2014.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Actual Expenses Paid During Period” for the class of a Fund that you own to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of a Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the information for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

		Beginning Account Value, November 1, 2013	Actual Ending Account Value, April 30, 2014	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*[1]	Annualized Expense Ratio**
Aberdeen Asia-Pacific (ex-Japan) Equity Fund	Class A	$1,000.00	$1,004.50	$1,017.36	$7.46	$7.50	1.50%
	Class C	$1,000.00	$1,007.70	$1,013.64	$11.20	$11.23	2.25%
	Class R	$1,000.00	$1,006.40	$1,016.12	$8.71	$8.75	1.75%
	Institutional Service Class	$1,000.00	$1,007.70	$1,018.35	$6.47	$6.51	1.30%
	Institutional Class	$1,000.00	$1,007.80	$1,018.60	$6.22	$6.26	1.25%
Aberdeen Asia-Pacific Smaller Companies Fund	Class A	$1,000.00	$982.80	$1,016.07	$8.65	$8.80	1.76%
	Class C	$1,000.00	$979.70	$1,012.40	$12.27	$12.47	2.50%
	Class R	$1,000.00	$980.50	$1,014.18	$10.51	$10.69	2.14%
	Institutional Service Class	$1,000.00	$984.80	$1,017.36	$7.38	$7.50	1.50%
	Institutional Class	$1,000.00	$984.50	$1,017.36	$7.38	$7.50	1.50%
Aberdeen China Opportunities Fund	Class A	$1,000.00	$975.20	$1,015.47	$9.21	$9.39	1.88%
	Class C	$1,000.00	$971.70	$1,011.80	$12.81	$13.07	2.62%
	Class R	$1,000.00	$973.30	$1,013.49	$11.16	$11.38	2.28%
	Institutional Service Class	$1,000.00	$976.60	$1,016.71	$7.99	$8.15	1.63%
	Institutional Class	$1,000.00	$976.60	$1,016.76	$7.94	$8.10	1.62%
Aberdeen Emerging Markets Fund	Class A	$1,000.00	$977.00	$1,017.75	$6.96	$7.10	1.42%
	Class C	$1,000.00	$974.10	$1,014.38	$10.28	$10.49	2.10%
	Class R	$1,000.00	$975.30	$1,016.12	$8.57	$8.75	1.75%
	Institutional Service Class	$1,000.00	$977.50	$1,018.10	$6.62	$6.76	1.35%
	Institutional Class	$1,000.00	$978.50	$1,019.34	$5.40	$5.51	1.10%

Semi-Annual Report 2014

Shareholder Expense Examples (Unaudited) (concluded)

		Beginning Account Value, November 1, 2013	Actual Ending Account Value, April 30, 2014	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*[1]	Annualized Expense Ratio**
Aberdeen Equity Long-Short Fund	Class A	$1,000.00	$995.50	$1,012.30	$12.47	$12.57	2.52%
	Class C	$1,000.00	$992.30	$1,008.88	$15.86	$15.99	3.21%
	Class R	$1,000.00	$993.60	$1,010.22	$14.53	$14.65	2.94%
	Institutional Service Class	$1,000.00	$995.50	$1,012.60	$12.17	$12.28	2.46%
	Institutional Class	$1,000.00	$996.40	$1,013.84	$10.94	$11.04	2.21%
Aberdeen European Equity Fund	Class A	$1,000.00	$1,082.80	$1,018.10	$6.97	$6.76	1.35%
	Class C	$1,000.00	$1,077.50	$1,014.38	$10.82	$10.49	2.10%
	Class R	$1,000.00	$1,080.30	$1,016.86	$8.25	$8.00	1.60%
	Institutional Service Class	$1,000.00	$1,084.30	$1,019.34	$5.68	$5.51	1.10%
	Institutional Class	$1,000.00	$1,084.30	$1,019.34	$5.68	$5.51	1.10%
Aberdeen Global Equity Fund	Class A	$1,000.00	$1,050.70	$1,017.21	$7.78	$7.65	1.53%
	Class C	$1,000.00	$1,047.80	$1,014.08	$10.97	$10.79	2.16%
	Class R	$1,000.00	$1,049.10	$1,015.92	$9.09	$8.95	1.79%
	Institutional Service Class	$1,000.00	$1,050.40	$1,019.04	$5.90	$5.81	1.16%
	Institutional Class	$1,000.00	$1,052.70	$1,019.04	$5.90	$5.81	1.16%
Aberdeen Global Natural Resources Fund	Class A	$1,000.00	$1,046.50	$1,017.36	$7.61	$7.50	1.50%
	Class C	$1,000.00	$1,043.30	$1,014.08	$10.94	$10.79	2.16%
	Class R	$1,000.00	$1,045.30	$1,016.36	$8.62	$8.50	1.70%
	Institutional Service Class	$1,000.00	$1,048.00	$1,019.04	$5.89	$5.81	1.16%
	Institutional Class	$1,000.00	$1,047.90	$1,019.04	$5.89	$5.81	1.16%
Aberdeen Global Small Cap Fund	Class A	$1,000.00	$1,056.10	$1,016.81	$8.21	$8.05	1.61%
	Class C	$1,000.00	$1,052.60	$1,013.39	$11.71	$11.48	2.30%
	Class R	$1,000.00	$1,055.20	$1,015.77	$9.27	$9.10	1.82%
	Institutional Service Class	$1,000.00	$1,056.50	$1,017.21	$7.80	$7.65	1.53%
	Institutional Class	$1,000.00	$1,057.80	$1,018.35	$6.63	$6.51	1.30%
Aberdeen International Equity Fund	Class A	$1,000.00	$1,046.70	$1,018.10	$6.85	$6.76	1.35%
	Class C	$1,000.00	$1,043.10	$1,014.73	$10.28	$10.14	2.03%
	Class R	$1,000.00	$1,045.40	$1,016.81	$8.17	$8.05	1.61%
	Institutional Service Class	$1,000.00	$1,048.10	$1,019.09	$5.84	$5.76	1.15%
	Institutional Class	$1,000.00	$1,048.00	$1,019.69	$5.23	$5.16	1.03%
Aberdeen Latin American Equity Fund	Class A	$1,000.00	$934.40	$1,017.11	$7.43	$7.75	1.55%
	Class C	$1,000.00	$930.20	$1,013.39	$11.01	$11.48	2.30%
	Class R	$1,000.00	$932.90	$1,015.87	$8.63	$9.00	1.80%
	Institutional Service Class	$1,000.00	$935.60	$1,018.35	$6.24	$6.51	1.30%
	Institutional Class	$1,000.00	$935.60	$1,018.35	$6.24	$6.51	1.30%
Aberdeen Small Cap Fund	Class A	$1,000.00	$1,031.10	$1,017.51	$7.40	$7.35	1.47%
	Class C	$1,000.00	$1,027.70	$1,014.13	$10.81	$10.74	2.15%
	Class R	$1,000.00	$1,030.30	$1,016.41	$8.51	$8.45	1.69%
	Institutional Service Class	$1,000.00	$1,033.00	$1,019.09	$5.80	$5.76	1.15%
	Institutional Class	$1,000.00	$1,033.00	$1,019.09	$5.80	$5.76	1.15%
Aberdeen U.S. Equity Fund	Class A	$1,000.00	$1,057.80	$1,019.04	$5.92	$5.81	1.16%
	Class C	$1,000.00	$1,053.90	$1,015.37	$9.68	$9.49	1.90%
	Class R	$1,000.00	$1,056.60	$1,017.85	$7.14	$7.00	1.40%
	Institutional Service Class	$1,000.00	$1,058.70	$1,020.18	$4.75	$4.66	0.93%
	Institutional Class	$1,000.00	$1,059.20	$1,020.33	$4.60	$4.51	0.90%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).
**	The expense ratio presented represents a six-month, annualized ratio.
1	Represents the hypothetical 5% return before expenses.

2014 Semi-Annual Report

FACTS	WHAT DO ABERDEEN FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•     Social Security number and account balances

•      Transaction history and assets

•      Checking account information and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Aberdeen Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do Aberdeen Funds share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	Yes
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

•      Call 1-800-522-5465

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

However, you can contact us at any time to limit our sharing.

Questions?	www.aberdeen-asset.us

Who we are
Who is providing this notice?	This Privacy Notice is being provided by Aberdeen Funds, a U.S.-registered open-end investment company, and North-American registered closed-end investment companies managed by Aberdeen Asset Management Inc. or its affiliates.
What we do
How do Aberdeen Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do Aberdeen Funds collect my personal information?

We collect your personal information, for example, when you:

•      Open an account or give us your contact information

•     Provide account information or make wire transfers

•      Make deposits or withdrawals from your account

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•      Sharing for affiliates’ everyday business purposes—information about your creditworthiness

•      Affiliates from using your information to market to you

•      Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•     Our affiliates include companies with an Aberdeen Asset Management name and wholly-owned subsidiaries of Aberdeen Asset Management PLC, a global financial services company.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Aberdeen Funds do not share personal information with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Aberdeen Funds do not jointly market.

Management Information

Trustees

P. Gerald Malone, Chairman

Martin J. Gilbert

Richard H. McCoy

Neville J. Miles

Peter D. Sacks

John T. Sheehy

Warren C. Smith

John F. Solan, Jr.

Officers

Gary Marshall, President and Chief Executive Officer

Jeffrey Cotton, Chief Compliance Officer and Vice President

Sofia Rosala, Deputy Chief Compliance Officer and Vice President

Andrea Melia, Treasurer and Chief Financial Officer

Megan Kennedy, Secretary and Vice President

Brad Crombie, Vice President

Lucia Sitar, Vice President

Alan Goodson, Vice President

Adam McCabe, Vice President

Jennifer Nichols, Vice President

Hugh Young, Vice President

Eric Olsen, Assistant Treasurer

Brian O’Neill, Assistant Treasurer

Pamela Wade, Assistant Secretary

Investment Manager

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Fund Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Transfer Agent

Boston Financial Data Services, Inc.

30 Dan Road

Canton, MA 02021

Distributor

Aberdeen Fund Distributors LLC

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Sub-Administrator, Custodian & Fund Accountant

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103-2499

Fund Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019-6099

Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 aberdeen-asset.us

AOE-0140-SAR

Aberdeen Funds

Asset Allocations Series

Semi-Annual Report

April 30, 2014

Aberdeen Diversified Alternatives Fund

Aberdeen Diversified Income Fund

Aberdeen Dynamic Allocation Fund

Letter to Shareholders	Page 1

Market Review	Page 2
Aberdeen Diversified Alternatives Fund	Page 3
Aberdeen Diversified Income Fund	Page 8
Aberdeen Dynamic Allocation Fund	Page 13

Financial Statements	Page 18

Notes to Financial Statements	Page 30

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at www.aberdeen-asset.us. Please read it carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Funds is distributed by Aberdeen Fund Distributors LLC, Member FINRA, 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

Aberdeen Asset Management Inc. (AAMI) has been registered as an investment adviser under the Investment Advisers Act of 1940 since August 23, 1995.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Aberdeen Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.aberdeen-asset.us or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.aberdeen-asset.us and on the Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling 1-866-667-9231; and (ii) on the Commission’s website at www.sec.gov.

Letter to Shareholders

April 30, 2014

Dear Valued Shareholder,

Welcome to the Aberdeen Funds Semi-Annual Report covering the activities for the six-month period ended April 30, 2014.

Market overview

During the reporting period, global securities markets experienced volatility as the performance of equities in developed markets and emerging markets (EM) diverged significantly. Developed market equity market performance was underpinned by improving sentiment on the back of the European Central Bank’s (ECB) interest rate cut and continued strong performance in U.S. equities. The U.S. broader-market S&P 500® Index1 and the MSCI World Index continued to post sizeable gains. Conversely, the sell-off in EM slowed as investors turned back to opportunities in the asset class, although risk aversion remains. Within the fixed income universe, both investment-grade and high yield bond markets gained ground during the period, while local currency debt in the emerging markets declined and was the primary global market laggard for the period.

Markets braced in the spring of 2014 as the world headed to the polls in mid-term and general elections – more than 40% of the world’s population is eligible to vote in elections in 2014. Notable was India’s general election, which saw 550 million citizens hit the polls in the largest election in world history. In the U.S., voters have been hitting the polls in primaries for mid-term elections as Republican-backed political action committees spend record amounts on congressional elections in an effort to divert support from reactionary Tea Party candidates. In Europe, tensions over Russian President Vladimir Putin’s aggressive annexation of the Crimean Peninsula in Ukraine added to uncertainty over European and EM equities. Likewise, implications for Asian markets after the military coup d’état in Thailand have yet to become entirely clear.

Anne Richards, Aberdeen Asset Management PLC’s (Aberdeen) Chief Investment Officer, provides you with a detailed insight on the investment marketplace in the Market Review and Outlook on the following page.

Aberdeen developments

As of April 1, 2014, Aberdeen completed the acquisition of Scottish Widows Investment Partnership (SWIP) from Lloyds Banking Group in the UK. The addition of SWIP’s approximately $230 billion of assets under management resulted in Aberdeen becoming the leading European independent asset management business, with $541 billion under management2. The acquisition combines Aberdeen and SWIP’s strengths across fixed income, real estate, active and quantitative equities, investment solutions and alternatives. The acquisition of SWIP will not directly impact any funds in the Aberdeen Funds family but will significantly add to Aberdeen’s global capabilities.

Aberdeen received several industry awards during the period, including six Financial Communications Society (FCS) Portfolio Awards in the Business to Business, Corporate and Consumer categories for Aberdeen’s marketing initiatives in the U.S.

Since the six-months ended April 30th, Aberdeen launched two Brazil-domiciled funds establishing our new fund family “Aberdeen Brasil,” alongside Aberdeen Funds, Aberdeen Investment Funds, Aberdeen Global Select Opportunities Fund Inc. and the range of Aberdeen closed-end funds in the U.S. The funds are the Aberdeen Brasil Equity Fund3 and the Aberdeen Strategic Brasil Multimarket Fund3 and they target both retail and institutional clients. Business development efforts for the funds are being led by Aberdeen’s newly established Brazilian Business Development team in São Paulo.

Thank you for choosing Aberdeen Funds. We value your investment with us.

Yours sincerely,

Gary Marshall

President

Aberdeen Funds

1	The S&P 500® Index is a market capitalization-weighted index that includes 500 leading companies in leading industries of the U.S. economy.
2	Credit Suisse Asset Management Weekly Review (March 21, 2014).
3	Not available for sale in the U.S.

2014 Semi-Annual Report

1

Market Review

There was a notable divergence in performance among major global equity markets during the six-month period ended April 30, 2014. Developed market indices generally moved higher over the period, significantly outperforming their emerging markets counterparts. The U.S. broader-market S&P 500® Index and the MSCI All Country World ex U.S. Index gained 8.4% and 3.1%, respectively, versus the -2.9% return of the MSCI Emerging Markets Index over the semiannual period. Sentiment in the developed markets was lifted by the European Central Bank’s (ECB) unexpected benchmark interest rate cut by 25 basis points to 0.25%, as well as generally improving economic data. The middle of the period saw increased risk-aversion, fueled by renewed turmoil in emerging economies, mixed U.S. and Chinese economic data, and the start of the U.S. Federal Reserve’s (Fed) tapering of its asset purchase program in January 2014. In particular, emerging markets currencies suffered a sharp sell-off. However, investor confidence appeared to strengthen after the ECB signaled that it was open to further monetary policy easing.

The strength in the U.S. equity market was attributable mainly to generally positive corporate earnings reports and steady but moderate overall improvement in economic data for much of the reporting period. This offset some uncertainty late in the period resulting from Russia’s expansion of its military presence in the Crimea region of Ukraine. The U.S. Commerce Department’s initial estimate of first-quarter U.S. gross domestic product (GDP) came in at an anemic growth rate of 0.1%, as a decline in imports offset higher consumer spending.

European and UK equities also posted gains during the reporting period, but underperformed relative to U.S. stocks. Initial concerns over the Fed’s tapering of quantitative easing gave way to hope that economic recovery in the U.S. appeared more sustainable. Markets were subsequently hampered by worries of an economic hard landing in China and the growing crisis in Ukraine. Towards the end of the period, market sentiment recovered somewhat on increased merger-and-acquisition activity and the ECB’s pledge to use unconventional measures to avert potential deflation. On the economic front, the Eurozone’s recovery was lackluster amid still-elevated unemployment, but the UK economy continued to gain momentum with GDP growth of 3.1% reported for the first quarter of 2014—the quickest pace of activity since 2008. Japan was the main overall global stock market laggard for the reporting period, a reversal of its strong performance for the 2013 calendar year. The Japanese market was weighed down primarily by concerns over the impact of the consumption tax hike on domestic demand, as well as sluggish fourth-quarter 2013 GDP growth.

The global emerging stock markets declined over the reporting period, encountering several stretches of volatility. Ongoing anxiety about the impact of the Fed’s tapering, along with resurgent fears of a substantial economic slowdown in China, initially drove stock prices lower, but markets later rebounded as these concerns eased. Nonetheless, the upturn did not mitigate the earlier losses. Central and Eastern Europe were the primary overall market laggards, dragged down by heightened political tension over Russia’s intervention in Ukraine and its subsequent annexation of Crimea. Among emerging Asian markets, China and Thailand lagged their peers. Chinese equities were weak as soft economic data and worries over bank runs and looming bankruptcies of real estate firms dampened on investor sentiment.

Within the global fixed income universe, high yield securities outperformed investment-grade bonds for the semiannual period, with the Bank of America Merrill Lynch (BofA ML) Global High Yield Constrained Index gaining 5.1% versus the 2.1% return of the Barclays Global Aggregate Bond Index. All sectors within the BofA ML U.S. High Yield Master II Index recorded positive returns for the reporting period, led by banking and insurance. Developed market high yield sectors outside the U.S., including those in Europe/UK and Canada, as measured by the BofA ML European Issuers Constrained Index and the BofA ML Canada High Yield Index, respectively, also recorded positive returns over the reporting period. Within the global investment grade fixed income universe, developed market government bonds broadly sold off in November and December 2013 in response to stronger U.S. economic data, a bipartisan budget deal in the U.S. Congress to avert another government shutdown, and the Fed’s surprise decision to begin tapering. The first quarter of 2014, however, marked a reversal in trend as core government bonds strengthened due to concerns over the tightening of global liquidity, weaker U.S. economic data, and fears of the conflict in Ukraine.

Outlook

In our opinion, “rotation” may be an accurate one-word description of the current global investment environment. Over the first several months of 2014, investors rotated away from developed markets and into emerging markets, and switched out of the big gainers from 2013 and into the current market laggards. Bond markets have regained some of last year’s losses at the expense of equities. The pursuit of growth has been replaced by the search for value and quality income. Similar trends can be seen at a sector level within equity markets. Last year’s highly sought-after biotechnology and smaller companies eventually hit valuations that prompted investors to switch into other less fashionable and less expensive sectors. Overall, we believe recent trends are a healthy response to pockets of overvaluation where prices became disconnected from the fundamental outlook. We think that the nature of expanding equity valuations that are not supported by earnings growth is unsustainable. Many of the trends we are seeing come back to the unusual monetary conditions we have lived through since the financial crisis of 2008. Ultra-low interest rates in the U.S., UK and Europe, along with the use of quantitative easing, have led to distortions in asset prices and investment behavior, in our view. Withdrawing such massive stimuli and returning to more normal monetary conditions is proving a slow, grinding process. Given that background, we believe that equity and bond markets could churn around at these levels in the near term, especially given the ongoing uncertainty over the political situation in Ukraine.

Anne Richards

Chief Investment Officer

Aberdeen Asset Management

Semi-Annual Report 2014

2

Aberdeen Diversified Alternatives Fund (Unaudited)

The Aberdeen Diversified Alternatives Fund (Class A shares at net asset value net of fees) returned 4.35% for the six-month period ended April 30, 2014, versus the 0.02% return of its benchmark, the Citigroup 3-Month Treasury Bill Index, for the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Global Flexible Portfolio Funds (consisting of 496 funds) was 3.44% for the period.

Global asset class performance was somewhat varied to start the reporting period, with U.S. equities, as measured by the broader-market S&P 500® Index, continuing to outperform other major global equity and non-equity indices. Economic data in the U.S. continued to offer enough indications of positive momentum to keep pushing U.S. stock prices to new record highs. The combination of positive domestic manufacturing data, subdued energy prices and reasonably stable interest rates remained appealing for many investors, especially when viewed relative to the more sluggish global growth outlook. U.S. equities posted strong returns across the board, with smaller-capitalization companies in particular performing well. Emerging markets performance was more mixed, but showed some strength in the wake of the dovish comments from U.S. Federal Reserve (Fed) Chair nominee (and subsequent appointee) Janet Yellen and positive growth signs from China’s Third Plenum1 meetings.

These trends continued as global market returns ended 2013 on a mixed note, with U.S. equities capping a very strong year in which they outperformed most other global equity and non-equity indices. Economic data in the U.S. continued to suggest a quickening in the pace of economic expansion, with strengthening manufacturing data, subdued energy prices and the expectation of a generally accommodative stance by the Fed helping to maintain a constructive backdrop for economic growth. U.S. equity markets ended 2013 with the S&P 500® Index delivering its best calendar-year performance since 1997, with equity returns strong across the market capitalization range, particularly in the micro-cap equity segment. Conversely, emerging market equities continued their weak results and finished the year with negative overall returns.

Global financial markets began 2014 with a decidedly different tone than the year just ended, as weaker U.S. economic data and continued turbulence in emerging markets contributed to the rapid re-emergence of risk-aversion among investors. The broad-market S&P 500® Index actually rose to a record high in mid-January and then proceeded to post a negative return for the full month. Persistent concerns about slowing economic growth in China and deflationary pressures in Europe added further to negative investor sentiment. U.S. equity returns were negative across the market capitalization range, although the micro-cap equity segment fared somewhat better on a relative basis. Emerging market equities continued their weak performance and also posted negative returns for the six-month reporting period, as did international equities. Within fixed income markets, “safe haven” assets such as the 10-year U.S. Treasury found renewed favor with risk-averse investors.

In the wake of the significant flight to safety trade to start 2014, investors regained their appetite for risk in February, with most financial markets posting sizeable gains. Global equity markets continued to gain strength throughout the remainder of the first quarter. Even with persistent uncertainties around soft economic growth in China and the slow withdrawal of Fed monetary stimulus, market participants in the U.S. focused on continued moderate but steady growth rates, an improving job market and minimal inflation pressures. Investors appeared to shrug off lingering concerns around the strength of U.S. growth with the view that the mixed economic data largely reflected the unusually harsh winter in many parts of the country. U.S. stock markets again touched record highs in March, while emerging markets stocks rebounded amid fading fears of a wide-spread currency crisis.

Despite the emergence of significant geopolitical tensions around the Ukraine and lingering uncertainties around economic growth rates in China toward the close of the reporting period, risk assets still managed to end the period with generally positive performance. An improving job market and signs that economic growth in the U.S. was shaking off the effects of a harsh winter helped offset these issues, along with other concerns about the continued wind-down of Fed monetary stimulus. Against this backdrop, U.S. stock market performance reflected a shift in investor sentiment toward a somewhat more defensive posture. Larger-company stock indices such as the S&P 500® Index delivered positive returns for the reporting period, while more growth-oriented small-company stocks saw negative performance from this trend. Emerging markets equities were positive but a bit less robust after a strong prior two months.

The reporting period was characterized by periodic intervals of market volatility. The Fund’s holding in Gotham Absolute Return Fund was a significant positive contributor to performance for the period, along with positive absolute returns from other long-short holdings, including Robeco Boston Partners Long/Short Research Fund and Arbitrage Event Driven Fund. Fund performance also was enhanced by holdings in Parametric Absolute Return Fund. The Fund’s holding in the Tortoise MLP & Pipeline Fund was a significant contributor as well, along with strong returns from U.S. real estate investment trust (REIT) exposures. The Fund’s fixed income assets also generated positive returns for the period, with both Aberdeen High Yield Fund and Eaton Vance Floating Rate Note Fund contributing to performance. A notable detractor from Fund performance was the holding in Mainstay Marketfield Fund, which posted significantly negative returns for the reporting period.

The Fund is currently invested consistent with our views of the prevailing global macroeconomic outlook, which is mildly cautious given the strong recent performance in many asset classes and lingering growth uncertainties prevailing both in the U.S. and globally in the near-to-medium term. The Fund remains highly diversified2 across various traditional and non-traditional asset classes, and has the flexibility to tilt specific allocations in the medium term based on

1	The Third Plenum of the 18th Chinese Communist Party Congress was held in November 2013. This plenum has historically been a platform for Chinese leaders to present their long-term vision for the economy.
2	Diversification does not ensure a profit or protect against a loss in a declining market.

2014 Semi-Annual Report

3

Aberdeen Diversified Alternatives Fund (Unaudited) (concluded)

changes in relative valuations or specific macroeconomic events. In our view, this allows us to respond effectively to changing market conditions and position the Fund’s asset class exposures accordingly.

Portfolio Management

Aberdeen Solutions Team: Richard Fonash, CFA, and Allison Mortensen, CFA

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

The Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and underlying funds. The Fund will be affected by stock and bond market risks, among others.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks are enhanced in emerging market countries. The Fund invests a significant proportion of its assets in non-traditional asset classes, which may involve riskier types of securities or investments than those offered by other asset classes.

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), call (some bonds allow the issuer to call a bond for redemption before it matures), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Please read the prospectus for more detailed information regarding these and other risks.

Semi-Annual Report 2014

4

Aberdeen Diversified Alternatives Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2014)		Six Month†		1 Yr.	5 Yr.	Inception[2]
Class A	w/o SC	4.35%		6.38%	11.65%	6.18%
	w/SC3	(1.64%	)	0.23%	10.35%	5.54%
Class C	w/o SC	3.94%		5.58%	10.84%	5.39%
	w/SC4	2.94%		4.58%	10.84%	5.39%
Class R5	w/o SC	4.12%		5.90%	11.30%	5.86%
Institutional Service Class[5,6]	w/o SC	4.48%		6.66%	11.74%	6.22%
Institutional Class[5]	w/o SC	4.40%		6.58%	11.94%	6.45%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value per share and/or financial statement adjustments.

†	Not Annualized.
1	The Fund changed its investment objective and strategy effective September 24, 2012. Performance information for periods prior to September 24, 2012 does not reflect the current investment strategy. Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. Prior to the change of investment objective and strategy of the Fund effective September 24, 2012, the Fund and the Predecessor Fund had substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	The Fund commenced operations on June 29, 2004.
3	A 5.75% front-end sales charge was deducted.
4	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six months and one year return because it is charged when Class C shares are sold within the first year after purchase.
5	Not subject to any sales charges.
6	Returns before the first offering of the Institutional Service Class (September 24, 2012) are based on the performance of Class A shares. This performance is substantially similar to what the Institutional Service Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares would only differ to the extent of the differences in expenses of the two classes.

2014 Semi-Annual Report

5

Aberdeen Diversified Alternatives Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2014)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Diversified Alternatives Fund, the Citigroup 3-Month Treasury Bill Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Citigroup 3-Month Treasury Bill Index consists of the last three three-month Treasury bill issues and measures monthly returns equivalents of yield averages that are not marked to market.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Performance returns reflect fee waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2014 (Unaudited)

Asset Allocation
Mutual Funds	82.1%
Exchange Traded Funds	14.2%
Repurchase Agreement	4.1%
Liabilities in excess of other assets	(0.4%	)
	100.0%

Top Asset Group
Alternative Investment	63.8%
Equity Funds	17.3%
Fixed Income Funds	8.0%
Real Estate Investment Trust (REIT) Funds	7.2%
Other	3.7%
100.0%

Top Holdings*
Robeco Boston Partners Long/Short Research Fund, Institutional Class	11.7%
Whitebox Tactical Opportunities Fund	10.9%
Gotham Absolute Return Fund, Institutional Class	10.0%
Arbitrage Event Driven Fund, Institutional Class	10.0%
Tortoise MLP & Pipeline Fund, Institutional Class	8.0%
MainStay Marketfield Fund, Institutional Class	7.2%
First Trust Health Care AlphaDEX Fund	7.0%
Aberdeen Equity Long-Short Fund, Institutional Class	6.0%
AQR Managed Futures Strategy Fund, Class I	5.9%
iShares Cohen & Steers REIT ETF	4.2%
Other	19.1%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Semi-Annual Report 2014

6

Statement of Investments

April 30, 2014 (Unaudited)

Aberdeen Diversified Alternatives Fund

	Shares or Principal Amount	Value
MUTUAL FUNDS (82.1%)
Alternative Investment (63.8%)
Aberdeen Equity Long-Short Fund, Institutional Class* (a)	386,540	$4,684,863
AQR Managed Futures Strategy Fund, Class I	467,180	4,629,748
Arbitrage Event Driven Fund, Institutional Class	752,247	7,740,624
Gotham Absolute Return Fund, Institutional Class*	580,625	7,809,410
MainStay Marketfield Fund, Institutional Class	313,402	5,581,692
Parametric Absolute Return Fund, Institutional Class*	168,956	1,647,318
Robeco Boston Partners Long/Short Research Fund, Institutional Class*	623,650	9,080,350
Whitebox Tactical Opportunities Fund*	644,514	8,456,018
		49,630,023
Equity Funds (10.3%)
Ivy Micro Cap Growth Fund, Class I	73,581	1,832,184
Tortoise MLP & Pipeline Fund, Institutional Class	358,118	6,213,346
		8,045,530
Fixed Income Funds (8.0%)
Aberdeen Global High Income Fund, Class I (a)	311,124	3,173,464
Eaton Vance Floating-Rate Fund, Class I	330,124	3,014,030
		6,187,494
Total Mutual Funds		63,863,047
EXCHANGE TRADED FUNDS (14.2%)
Equity Fund (7.0%)
First Trust Health Care AlphaDEX Fund*	109,649	5,442,976
Real Estate Investment Trust (REIT) Funds (7.2%)
iShares Cohen & Steers REIT ETF	38,086	3,254,449
SPDR Dow Jones International Real Estate Fund	54,142	2,312,405
		5,566,854
Total Exchange Traded Funds		11,009,830
REPURCHASE AGREEMENT (4.1%)
Fixed Income Clearing Corp., 0.00%, dated 04/30/2014, due 05/01/2014, repurchase price $3,171,000, collateralized by U.S. Treasury Bond, maturing 05/15/2042; total market value of $3,236,975	$3,171,000	3,171,000
Total Repurchase Agreement		3,171,000
Total Investments (Cost $75,770,488) (b)—100.4%		78,043,877

Liabilities in excess of other assets—(0.4)%		(303,634)
Net Assets—100.0%		$77,740,243

*	Non-income producing security.
(a)	Investment in affiliate.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

2014 Semi-Annual Report

7

Aberdeen Diversified Income Fund (Unaudited)

The Aberdeen Diversified Income Fund (Class A shares at net asset value net of fees) returned 4.18% for the six-month period ended April 30, 2014, versus the 1.74% return of its benchmark, the Barclays U.S. Aggregate Bond Index, for the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Global Flexible Portfolio Funds (consisting of 496 funds) was 3.44% for the period.

Global asset class performance was somewhat varied to start the reporting period, with U.S. equities, as measured by the broader-market S&P 500® Index, continuing to outperform other major global equity and non-equity indices. Economic data in the U.S. continued to offer enough indications of positive momentum to keep pushing U.S. stock prices to new record highs. The combination of positive domestic manufacturing data, subdued energy prices and reasonably stable interest rates remained appealing for many investors, especially when viewed relative to the more sluggish global growth outlook. U.S. equities posted strong returns across the board, with smaller-capitalization companies in particular performing well. Emerging markets performance was more mixed, but showed some strength in the wake of the dovish comments from U.S. Federal Reserve (Fed) Chair nominee (and subsequent appointee) Janet Yellen and positive growth signs from China’s Third Plenum1 meetings.

These trends continued as global market returns ended 2013 on a mixed note, with U.S. equities capping a very strong year in which they outperformed most other global equity and non-equity indices. Economic data in the U.S. continued to suggest a quickening in the pace of economic expansion, with strengthening manufacturing data, subdued energy prices and the expectation of a generally accommodative stance by the Fed helping to maintain a constructive backdrop for economic growth. U.S. equity markets ended 2013 with the S&P 500® Index delivering its best calendar-year performance since 1997, with equity returns strong across the market capitalization range, particularly in the micro-cap equity segment. Conversely, emerging market equities continued their weak results and finished the year with negative overall returns.

Global financial markets began 2014 with a decidedly different tone than the year just ended, as weaker U.S. economic data and continued turbulence in emerging markets contributed to the rapid re-emergence of risk-aversion among investors. The S&P 500® Index actually rose to a record high in mid-January and then proceeded to post a negative return for the full month. Persistent concerns about slowing economic growth in China and deflationary pressures in Europe added further to negative investor sentiment. U.S. equity returns were negative across the market capitalization range, although the micro-cap equity segment fared somewhat better on a relative basis. Emerging market equities continued their weak performance and also posted negative returns for the six-month reporting period, as did international equities. Within fixed income markets, “safe haven” assets such as 10-year U.S. Treasury bonds found renewed favor with risk-averse investors.

In the wake of the significant flight to safety trade to start 2014, investors regained their appetite for risk in February, with most financial markets posting sizeable gains. Global equity markets continued to gain strength throughout the remainder of the first quarter. Even with persistent uncertainties around soft economic growth in China and the slow withdrawal of Fed monetary stimulus, market participants in the U.S. focused on continued moderate but steady growth rates, an improving job market and minimal inflation pressures. Investors appeared to shrug off lingering concerns around the strength of U.S. growth with the view that the mixed economic data largely reflected the unusually harsh winter in many parts of the country. U.S. stock markets again touched record highs in March, while emerging markets stocks rebounded amid fading fears of a wide-spread currency crisis.

Despite the emergence of significant geopolitical tensions around the Ukraine and lingering uncertainties around economic growth rates in China at the end of the reporting period, risk assets still managed to end the period with generally positive performance. An improving job market and signs that economic growth in the U.S. was shaking off the effects of a harsh winter helped offset these issues, along with other concerns about the continued wind-down of Fed monetary stimulus. Against this backdrop, U.S. stock market performance reflected a shift in investor sentiment toward a somewhat more defensive posture. Larger-company stock indices such as the S&P 500® Index delivered positive returns for the reporting period, while more growth-oriented small-company stocks saw negative performance from this trend. Emerging markets equities were positive but a bit less robust after a strong prior two months.

The reporting period was generally favorable in terms of performance across asset classes. The Fund’s holdings in iShares Cohen & Steers REIT ETF, an exchange-traded fund2 which invests in real estate investment trusts, and iShares S&P 500 ETF were significant contributors to performance, while the Fund’s exposures to healthcare and U.S. energy infrastructure also had a positive impact on performance. With the downward trend in interest rates thus far in 2014, the Fund’s fixed income assets also generated positive returns for the reporting period. The holdings in Oppenheimer International Bond Fund and Nuveen Preferred Securities Fund both posted positive returns, while the holdings in Aberdeen High Yield Fund and Eaton Vance Floating Rate Fund also were contributors for the period. A detractor from Fund performance was the holding in Aberdeen Emerging Markets Debt Local Currency Fund, which posted a negative return. There was notable weakness across the emerging markets asset class early in the period amid continuing uncertainty about the pace of global economic growth.

The Fund is currently invested consistent with our views of the prevailing global macroeconomic outlook, which is mildly cautious given the strong recent performance in many equity asset classes and lingering growth uncertainties prevailing both in the U.S. and globally in the near to medium term. The Fund remains highly diversified3

1	The Third Plenum of the 18th Chinese Communist Party Congress was held in November 2013. This plenum has historically been a platform for Chinese leaders to present their long-term vision for the economy.
2	An exchange-traded fund is a security that tracks an index, a commodity or a basket of assets, and trades like a stock on an exchange.
3	Diversification does not ensure a profit or protect against a loss in a declining market.

Semi-Annual Report 2014

8

Aberdeen Diversified Income Fund (Unaudited) (concluded)

across various traditional and non-traditional asset classes, and has the flexibility to tilt specific allocations in the medium term based on changes in relative valuations or specific macroeconomic events. In our view, this allows us to respond effectively to changing market conditions and position the Fund’s asset class exposures accordingly.

Portfolio Management

Aberdeen Solutions Team: Richard Fonash, CFA, and Allison Mortensen, CFA

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

The Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and underlying funds. The Fund will be affected by stock and bond market risks, among others.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks are enhanced in emerging market countries. The Fund allocates its assets, to a limited extent, to alternative investment strategies, which may involve riskier types of securities or investments than those offered by investment in traditional asset classes.

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), call (some bonds allow the issuer to call a bond for redemption before it matures), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Please read the prospectus for more detailed information regarding these and other risks.

2014 Semi-Annual Report

9

Aberdeen Diversified Income Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2014)		Six Month†		1 Yr.		5 Yr.	Inception[2]
Class A	w/o SC	4.18%		3.96%		10.38%	6.53%
	w/SC3	(1.83%	)	(2.02%	)	9.07%	5.89%
Class C	w/o SC	3.86%		3.17%		9.60%	5.70%
	w/SC4	2.86%		2.17%		9.60%	5.70%
Class R5	w/o SC	3.96%		3.51%		9.98%	6.12%
Institutional Service Class[5,6]	w/o SC	4.33%		4.26%		10.48%	6.58%
Institutional Class[5]	w/o SC	4.33%		4.18%		10.67%	6.74%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value per share and/or financial statement adjustments.

†	Not Annualized.
1	The Fund changed its investment objective and strategy effective September 24, 2012. Performance information for periods prior to September 24, 2012 does not reflect the current investment strategy. Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. Prior to the change of investment objective and strategy of the Fund effective September 24, 2012, the Fund and the Predecessor Fund had substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	The Fund commenced operations on June 29, 2004.
3	A 5.75% front-end sales charge was deducted.
4	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six months and one year return because it is charged when Class C shares are sold within the first year after purchase.
5	Not subject to any sales charges.
6	Returns before the first offering of the Institutional Service Class (September 24, 2012) are based on the performance of Institutional Class shares. The performance of the Institutional Class is substantially similar to what the Institutional Service Class would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares would only differ to the extent of the differences in expenses of the two classes.

Semi-Annual Report 2014

10

Aberdeen Diversified Income Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2014)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Diversified Income Fund, Barclays U.S. Aggregate Bond Index, a blended benchmark of 50% Morgan Stanley Capital International All Country (MSCI AC) World Index/50% Barclays U.S. Aggregate Bond Index, and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS.

The MSCI AC World Index is a free float-adjusted, market capitalization-weighted index that captures large and mid cap representation across 23 developed markets countries and 23 emerging markets, covering approximately 85% of the global investable equity opportunity set.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Performance returns reflect fee waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2014 (Unaudited)

Asset Allocation
Mutual Funds	58.5%
Exchange Traded Funds	40.3%
Repurchase Agreement	1.2%
Other assets in excess of liabilities	–%
100.0%

Amounts listed as “–” are 0% or round to 0%

Top Asset Group
Fixed Income Funds	50.0%
Equity Funds	38.3%
Real Estate Investment Trust (REIT) Funds	10.5%
Other	1.2%
100.0%

Top Holdings*
Nuveen Preferred Securities Fund, Institutional Class	11.2%
Eaton Vance Floating-Rate Fund, Class I	10.9%
Aberdeen High Yield Fund, Institutional Class	10.2%
iShares Core S&P 500 ETF	9.1%
Oppenheimer International Bond Fund, Class Y	7.2%
ETRACS Alerian MLP Infrastructure Index ETN	7.2%
iShares Cohen & Steers REIT ETF	6.4%
Aberdeen Core Fixed Income Fund, Institutional Class	6.2%
Aberdeen International Equity Fund, Institutional Class	5.3%
iShares Russell Midcap ETF	5.1%
Other	21.2%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

2014 Semi-Annual Report

11

Statement of Investments

April 30, 2014 (Unaudited)

Aberdeen Diversified Income Fund

	Shares or Principal Amount	Value
MUTUAL FUNDS (58.5%)
Equity Funds (8.5%)
Aberdeen Emerging Markets Fund, Institutional Class (a)	57,654	$858,462
Aberdeen International Equity Fund, Institutional Class (a)	86,374	1,389,763
		2,248,225
Fixed Income Funds (50.0%)
Aberdeen Core Fixed Income Fund, Institutional Class (a)	150,912	1,634,377
Aberdeen Emerging Markets Debt Local Currency Fund, Institutional Class (a)	61,756	549,010
Aberdeen Global High Income Fund, Class I (a)	55,218	563,220
Aberdeen High Yield Fund, Institutional Class (a)	276,213	2,695,843
Eaton Vance Floating-Rate Fund, Class I	314,933	2,875,341
Nuveen Preferred Securities Fund, Institutional Class	170,624	2,962,024
Oppenheimer International Bond Fund, Class Y	310,006	1,903,437
		13,183,252
Total Mutual Funds		15,431,477
EXCHANGE TRADED FUNDS (40.3%)
Equity Funds (29.8%)
ETRACS Alerian MLP Infrastructure Index ETN	46,484	1,896,547
iShares Core S&P 500 ETF	12,651	2,397,871
iShares Global Healthcare ETF	12,065	1,101,776
iShares Global Infrastructure ETF	26,205	1,107,423
iShares Russell Midcap ETF	8,838	1,360,080
		7,863,697
Real Estate Investment Trust (REIT) Funds (10.5%)
iShares Cohen & Steers REIT ETF	19,807	1,692,508
SPDR Dow Jones International Real Estate Fund	25,334	1,082,015
		2,774,523
Total Exchange Traded Funds		10,638,220
REPURCHASE AGREEMENT (1.2%)
Fixed Income Clearing Corp., 0.00%, dated 04/30/2014, due 05/01/2014, repurchase price $301,000 collateralized by U.S. Treasury Bond, maturing 05/15/2042; total market value of $310,713	$301,000	301,000
Total Repurchase Agreement		301,000
Total Investments (Cost $24,676,968) (b)—100.0%		26,370,697

Other assets in excess of liabilities—0.0%		9,603
Net Assets—100.0%		$26,380,300

(a)	Investment in affiliate.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
ETF	Exchange-Traded Fund
ETN	Exchange Traded Note
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Semi-Annual Report 2014

12

Aberdeen Dynamic Allocation Fund (Unaudited)

The Aberdeen Dynamic Allocation Fund (Class A shares at net asset value net of fees) returned 4.68% for the six-month period ended April 30, 2014, versus the 5.28% return of its benchmark, the MSCI AC World Index, during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Global Flexible Portfolio Funds (consisting of 496 funds) was 3.44%.

Global asset class performance was somewhat varied to start the reporting period, with U.S. equities, as measured by the broader-market S&P 500® Index, continuing to outperform other major global equity and non-equity indices. Economic data in the U.S. continued to offer enough indications of positive momentum to keep pushing U.S. stock prices to new record highs. The combination of positive domestic manufacturing data, subdued energy prices and reasonably stable interest rates remained appealing for many investors, especially when viewed relative to the more sluggish global growth outlook. U.S. equities posted strong returns across the board, with smaller-capitalization companies in particular performing well. Emerging markets performance was more mixed, but showed some strength in the wake of the dovish comments from U.S. Federal Reserve (Fed) Chair nominee (and subsequent appointee) Janet Yellen and positive growth signs from China’s Third Plenum1 meetings.

These trends continued as global market returns ended 2013 on a mixed note, with U.S. equities capping a very strong year in which they outperformed most other global equity and non-equity indices. Economic data in the U.S. continued to suggest a quickening in the pace of economic expansion, with strengthening manufacturing data, subdued energy prices and the expectation of a generally accommodative stance by the Fed helping to maintain a constructive backdrop for economic growth. U.S. equity markets ended 2013 with the S&P 500® Index delivering its best calendar-year performance since 1997, with equity returns strong across the market capitalization range, particularly in the micro-cap equity segment. Conversely, emerging market equities continued their weak results and finished the year with negative overall returns.

Global financial markets began 2014 with a decidedly different tone than the year just ended, as weaker U.S. economic data and continued turbulence in emerging markets contributed to the rapid re-emergence of risk-aversion among investors. The S&P 500® Index actually rose to a record high in mid-January and then proceeded to post a negative return for the full month. Persistent concerns about slowing economic growth in China and deflationary pressures in Europe added further to negative investor sentiment. U.S. equity returns were negative across the market capitalization range, although the micro-cap equity segment fared somewhat better on a relative basis. Emerging market equities continued their weak performance and also posted negative returns for the six-month reporting period, as did international equities. Within fixed income markets, “safe haven” assets such as the 10-year U.S. Treasury found renewed favor with risk-averse investors.

In the wake of the significant flight to safety trade to start 2014, investors regained their appetite for risk in February, with most financial markets posting sizeable gains. Global equity markets continued to gain strength throughout the remainder of the first quarter. Even with persistent uncertainties around soft economic growth in China and the slow withdrawal of Fed monetary stimulus, market participants in the U.S. focused on continued moderate but steady growth rates, an improving job market and minimal inflation pressures. Investors appeared to shrug off lingering concerns around the strength of U.S. growth with the view that the mixed economic data largely reflected the unusually harsh winter in many parts of the country. U.S. stock markets again touched record highs in March, while emerging markets stocks rebounded amid fading fears of a wide-spread currency crisis.

Despite the emergence of significant geopolitical tensions around the Ukraine and lingering uncertainties around economic growth rates in China at the end of the reporting period, risk assets still managed to end the period with generally positive performance. An improving job market and signs that economic growth in the U.S. was shaking off the effects of a harsh winter helped offset these issues, along with other concerns about the continued wind-down of Fed monetary stimulus. Against this backdrop, U.S. stock market performance reflected a shift in investor sentiment toward a somewhat more defensive posture. Larger-company stock indices such as the S&P 500® Index delivered positive returns for the reporting period, while more growth-oriented small-company stocks saw negative performance from this trend. Emerging markets equities were positive but a bit less robust after a strong prior two months.

The semi-annual period was generally favorable in terms of performance across asset classes. The Fund’s holdings in Credit Suisse Commodity Return Strategy Fund and First Trust Health Care AlphaDex Fund were significant contributors to performance, along with strong overall returns from U.S. equities, particularly small and mid-cap exposures. The Fund’s exposure to U.S. energy infrastructure also had a positive impact on performance. With the downward trend in interest rates so far in 2014, the Fund’s fixed income assets also generated positive returns for the semi-annual period. The holdings in Oppenheimer International Bond Fund and Aberdeen Core Fixed Income Fund both posted positive returns, while the holding in Eaton Vance Floating Rate Fund also contributed for the period. A significant detractor from Fund performance for the reporting period was the holding in Aberdeen Emerging Markets Fund, which posted a significantly negative return. There was notable weakness across the emerging equities asset class during the period amid continuing uncertainty about the pace of global economic growth.

The Fund is currently invested consistent with our views of the prevailing global macroeconomic outlook, which is mildly cautious given the strong recent performance in many equity asset classes and lingering growth uncertainties prevailing both in the U.S. and globally in the near to medium term. The Fund remains highly diversified2 and

1	The Third Plenum of the 18th Chinese Communist Party Congress was held in November 2013. This plenum has historically been a platform for Chinese leaders to present their long-term vision for the economy.
2	Diversification does not ensure a profit or protect against a loss in a declining market.

2014 Semi-Annual Report

13

Aberdeen Dynamic Allocation Fund (Unaudited) (concluded)

has the flexibility to tilt specific allocations in the medium term based on changes in relative valuations or specific macroeconomic events. In our view, this allows us to respond effectively to changing market conditions and position the Fund’s asset class exposures accordingly.

Portfolio Management

Aberdeen Solutions Team: Richard Fonash, CFA, and Allison Mortensen, CFA

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

The Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and underlying funds. The Fund will be affected by stock and bond market risks, among others.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks are enhanced in emerging market countries. The Fund allocates its assets, to a limited extent, to alternative investment strategies, which may involve riskier types of securities or investments than those offered by investment in traditional asset classes.

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), call (some bonds allow the issuer to call a bond for redemption before it matures), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Please read the prospectus for more detailed information regarding these and other risks.

Semi-Annual Report 2014

14

Aberdeen Dynamic Allocation Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2014)		Six Month†		1 Yr.		5 Yr.	Inception[2]
Class A	w/o SC	4.68%		6.03%		12.04%	6.58%
	w/SC3	(1.32%	)	(0.09%	)	10.71%	5.94%
Class C	w/o SC	4.30%		5.22%		11.25%	5.79%
	w/SC4	3.30%		4.22%		11.25%	5.79%
Class R5	w/o SC	4.39%		5.46%		11.73%	6.25%
Institutional Service Class[5,6]	w/o SC	4.84%		6.33%		12.15%	6.63%
Institutional Class[5,7]	w/o SC	4.76%		6.25%		12.21%	6.66%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value per share and/or financial statement adjustments.

†	Not Annualized.
1	The Fund changed its investment objective and strategy effective September 24, 2012. Performance information for periods prior to September 24, 2012 does not reflect the current investment strategy. Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. Prior to the change of investment objective and strategy of the Fund effective September 24, 2012, the Fund and the Predecessor Fund had substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	The Fund commenced operations on June 29, 2004.
3	A 5.75% front-end sales charge was deducted.
4	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six months and one year return because it is charged when Class C shares are sold within the first year after purchase.
5	Not subject to any sales charges.
6	Returns before the first offering of the Institutional Service Class (September 24, 2012) are based on the performance of Institutional Class shares. The performance of the Institutional Class is substantially similar to what the Institutional Service Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares would only differ to the extent of the differences in expenses of the two classes.
7	The performance of Institutional Class for the period beginning on April 23, 2009 through July 28, 2009 is based on the performance of Class A shares. During this period Institutional Class did not have any shareholders. The performance of Class A is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class have not been adjusted to reflect its lower expenses.

2014 Semi-Annual Report

15

Aberdeen Dynamic Allocation Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2014)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Dynamic Allocation Fund, the Morgan Stanley Capital International All Country (MSCI AC) World Index, a blended benchmark of 60% MSCI AC World index/40% Barclays U.S. Aggregate Bond Index, and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI AC World Index is a free float-adjusted, market capitalization-weighted index that captures large and mid cap representation across 23 developed markets countries and 23 emerging markets, covering approximately 85% of the global investable equity opportunity set.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Performance returns reflect fee waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2014 (Unaudited)

Asset Allocation
Mutual Funds	69.2%
Exchange Traded Funds	28.0%
Repurchase Agreement	2.7%
Other assets in excess of liabilities	0.1%
100.0%

Top Asset Group
Equity Funds	56.6%
Fixed Income Funds	25.2%
Real Estate Investment Trust (REIT) Funds	6.3%
Alternative Investment	6.0%
Commodity Funds	3.1%
Other	2.8%
100.0%

Top Holdings*
Tortoise MLP & Pipeline Fund, Institutional Class	8.5%
iShares Core S&P 500 ETF	8.1%
Aberdeen International Equity Fund, Institutional Class	7.2%
Nuveen Preferred Securities Fund, Institutional Class	6.6%
Eaton Vance Floating-Rate Fund, Class I	6.0%
Aberdeen Core Fixed Income Fund, Institutional Class	5.5%
Aberdeen Emerging Markets Fund, Institutional Class	5.2%
Aberdeen U.S. Equity Fund, Institutional Class	5.1%
iShares Russell Midcap ETF	5.0%
First Trust Health Care AlphaDEX Fund	4.8%
Other	38.0%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Semi-Annual Report 2014

16

Statement of Investments

April 30, 2014 (Unaudited)

Aberdeen Dynamic Allocation Fund

	Shares or Principal Amount	Value
MUTUAL FUNDS (69.2%)
Alternative Investment (6.0%)
Aberdeen Equity Long-Short Fund, Institutional Class* (a)	62,435	$756,709
AQR Managed Futures Strategy Fund, Class I	77,018	763,252
		1,519,961
Commodity Fund (3.1%)
Credit Suisse Commodity Return Strategy Fund, Class I*	100,449	789,529
Equity Funds (34.9%)
Aberdeen Asia-Pacific Smaller Companies Fund, Institutional Class (a)	55,502	549,469
Aberdeen Emerging Markets Fund, Institutional Class (a)	88,926	1,324,109
Aberdeen International Equity Fund, Institutional Class (a)	114,016	1,834,516
Aberdeen Small Cap Fund, Institutional Class* (a)	42,097	988,451
Aberdeen U.S. Equity Fund, Institutional Class (a)	95,151	1,286,438
Ivy Micro Cap Growth Fund, Class I	27,909	694,929
Tortoise MLP & Pipeline Fund, Institutional Class	124,480	2,159,732
		8,837,644
Fixed Income Funds (25.2%)
Aberdeen Core Fixed Income Fund, Institutional Class (a)	128,965	1,396,685
Aberdeen Global High Income Fund, Class I (a)	100,624	1,026,367
Eaton Vance Floating-Rate Fund, Class I	167,645	1,530,595
Nuveen Preferred Securities Fund, Institutional Class	95,722	1,661,728
Oppenheimer International Bond Fund, Class Y	127,548	783,147
		6,398,522
Total Mutual Funds		17,545,656
EXCHANGE TRADED FUNDS (28.0%)
Equity Funds (21.7%)
db X-trackers MSCI Japan Hedged Equity Fund	28,280	968,024
First Trust Health Care AlphaDEX Fund*	24,425	1,212,457
iShares Core S&P 500 ETF	10,852	2,056,888
iShares Russell Midcap ETF	8,239	1,267,900
		5,505,269
Real Estate Investment Trust (REIT) Funds (6.3%)
iShares Cohen & Steers REIT ETF	12,298	1,050,864
SPDR Dow Jones International Real Estate Fund	12,564	536,609
		1,587,473
Total Exchange Traded Funds		7,092,742
REPURCHASE AGREEMENT (2.7%)
Fixed Income Clearing Corp., 0.00%, dated 04/30/2014, due 05/01/2014, repurchase price $675,000, collateralized by U.S. Treasury Bond, maturing 05/15/2042; total market value of $690,988	$675,000	675,000
Total Repurchase Agreement		675,000
Total Investments (Cost $23,402,825) (b)—99.9%		25,313,398

Other assets in excess of liabilities—0.1%		28,582
Net Assets—100.0%		$25,341,980

*	Non-income producing security.
(a)	Investment in affiliate.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

2014 Semi-Annual Report

17

Statements of Assets and Liabilities (Unaudited)

April 30, 2014

	Aberdeen Diversified Alternatives Fund	Aberdeen Diversified Income Fund	Aberdeen Dynamic Allocation Fund
Assets:
Investments, at value	$67,014,550	$18,379,022	$15,475,654
Investments in affiliates, at value	7,858,327	7,690,675	9,162,744
Repurchase agreements, at value	3,171,000	301,000	675,000

Total investments	78,043,877	26,370,697	25,313,398

Cash	272	571	288
Receivable for investments sold	1,046,297	–	–
Receivable for capital shares issued	683,882	2,292	12,060
Receivable from adviser	12,798	11,558	21,462
Interest and dividends receivable	–	14,773	8,457
Prepaid expenses	30,684	31,263	30,728

Total assets	79,817,810	26,431,154	25,386,393

Liabilities:
Payable for investments purchased	2,032,784	14,686	8,239
Payable for capital shares redeemed	7,914	2,110	252
Accrued expenses and other payables:
Distribution fees	12,428	15,268	13,732
Investment advisory fees	9,022	3,261	3,112
Administration fees	4,812	1,739	1,660
Printing fees	1,865	1,423	3,957
Transfer agent fees	44	238	2,443
Fund accounting fees	364	935	601
Administrative services fees	289	927	332
Legal fees	369	290	278
Custodian fees	72	185	81
Other	7,604	9,792	9,726

Total liabilities	2,077,567	50,854	44,413

Net Assets	$77,740,243	$26,380,300	$25,341,980

Cost:
Investments	$64,842,471	$16,726,383	$14,080,492
Investments in affiliates	7,757,017	7,649,585	8,647,333
Repurchase agreements	3,171,000	301,000	675,000

Represented by:
Capital	$95,486,441	$24,749,689	$25,682,062
Accumulated net investment income/(loss)	(170,644)	(58,547)	2,585
Accumulated net realized loss from investments	(19,848,943)	(4,571)	(2,253,240)
Net unrealized appreciation on investments	2,273,389	1,693,729	1,910,573

Net Assets	$77,740,243	$26,380,300	$25,341,980

Net Assets:
Class A Shares	$10,721,253	$7,776,803	$9,601,152
Class C Shares	12,521,759	16,268,923	14,114,589
Class R Shares	164,917	390,132	428,768
Institutional Service Class Shares	11,417	11,217	11,500
Institutional Class Shares	54,320,897	1,933,225	1,185,971

Total	$77,740,243	$26,380,300	$25,341,980

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semi-Annual Report 2014

18

Statements of Assets and Liabilities (Unaudited) (concluded)

April 30, 2014

	Aberdeen Diversified Alternatives Fund	Aberdeen Diversified Income Fund	Aberdeen Dynamic Allocation Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	823,055	606,704	739,208
Class C Shares	989,859	1,293,717	1,106,971
Class R Shares	12,722	30,657	33,177
Institutional Service Class Shares	869	876	889
Institutional Class Shares	4,136,606	151,047	91,717

Total	5,963,111	2,083,001	1,971,962

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$13.03	$12.82	$12.99
Class C Shares (a)	$12.65	$12.58	$12.75
Class R Shares	$12.96	$12.73	$12.92
Institutional Service Class Shares	$13.14	$12.80	$12.94
Institutional Class Shares	$13.13	$12.80	$12.93
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$13.82	$13.60	$13.78
Maximum Sales Charge:
Class A Shares	5.75%	5.75%	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2014 Semi-Annual Report

19

Statements of Operations

For the Six Months Ended April 30, 2014 (Unaudited)

	Aberdeen Diversified Alternatives Fund	Aberdeen Diversified Income Fund	Aberdeen Dynamic Allocation Fund
INVESTMENT INCOME:
Dividend income	$102,923	$317,186	$173,357
Dividend income from affiliates	42,308	179,749	85,979
Other income	–	110	–

	145,231	497,045	259,336

Expenses:
Investment advisory fees	26,345	20,012	19,169
Administration fees	14,051	10,673	10,224
Distribution fees Class A	9,653	9,899	12,123
Distribution fees Class C	61,446	82,455	71,588
Distribution fees Class R	708	931	1,028
Administrative services fees Class A	90	710	1,153
Administrative services fees Class R	226	429	379
Registration and filing fees	31,704	32,357	31,855
Transfer agent fees	25,556	20,376	31,438
Audit fees	9,732	9,733	9,732
Printing fees	6,881	5,771	7,273
Custodian fees	1,432	1,428	1,610
Fund accounting fees	1,019	1,492	1,264
Legal fees	821	878	832
Trustee fees	443	507	482
Other	1,768	1,940	1,869

Total operating expenses before reimbursed/waived expenses	191,875	199,591	202,019
Expenses reimbursed/waived by investment advisor	(75,843)	(71,813)	(83,799)

Net expenses	116,032	127,778	118,220

Net Investment Income	29,199	369,267	141,116

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain distributions from underlying affiliated funds	190,060	200,056	136,947
Realized gain distributions from underlying non-affiliated funds	242,832	53,021	112,103
Realized gain/(loss) from investment transactions from affiliated funds	(144,245)	302,092	585,265
Realized gain from investment transactions from non-affiliated funds	299,451	417,184	219,269

Net realized gain from investments	588,098	972,353	1,053,584

Net change in unrealized appreciation/depreciation on investment transactions	681,237	(338,500)	(82,827)

Net realized/unrealized gain from investments	1,269,335	633,853	970,757

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,298,534	$1,003,120	$1,111,873

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semi-Annual Report 2014

20

Statements of Changes in Net Assets

	Aberdeen Diversified Alternatives Fund		Aberdeen Diversified Income Fund		Aberdeen Dynamic Allocation Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$29,199	$137,440	$369,267	$775,544	$141,116	$287,535
Net realized gain from investments	588,098	1,402,845	972,353	1,823,170	1,053,584	2,635,394
Net change in unrealized appreciation/depreciation on investments	681,237	469,310	(338,500)	(279,844)	(82,827)	(260,415)

Changes in net assets resulting from operations	1,298,534	2,009,595	1,003,120	2,318,870	1,111,873	2,662,514

Distributions to Shareholders From:
Net investment income:
Class A	(77,889)	(74,391)	(175,230)	(285,011)	(81,059)	(174,210)
Class C	(49,661)	(126,416)	(307,965)	(460,312)	(65,915)	(165,284)
Class R	(3,156)	(2,868)	(7,279)	(10,090)	(2,426)	(4,974)
Institutional Service Class	(153)	(123)	(252)	(332)	(106)	(195)
Institutional Class	(68,984)	(36,814)	(44,813)	(61,395)	(11,341)	(15,944)

Change in net assets from shareholder distributions	(199,843)	(240,612)	(535,539)	(817,140)	(160,847)	(360,607)

Change in net assets from capital transactions	54,396,294	(2,566,354)	(2,619,825)	(8,145,204)	(2,307,868)	(5,067,535)

Change in net assets	55,494,985	(797,371)	(2,152,244)	(6,643,474)	(1,356,842)	(2,765,628)

Net Assets:
Beginning of period	22,245,258	23,042,629	28,532,544	35,176,018	26,698,822	29,464,450

End of period	$77,740,243	$22,245,258	$26,380,300	$28,532,544	$25,341,980	$26,698,822

Accumulated net investment income/(loss) at end of period	$(170,644)	$–	$(58,547)	$107,725	$2,585	$22,316

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2014 Semi-Annual Report

21

Statements of Changes in Net Assets (continued)

	Aberdeen Diversified Alternatives Fund		Aberdeen Diversified Income Fund		Aberdeen Dynamic Allocation Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$5,530,992	$1,270,665	$482,637	$1,212,716	$851,695	$830,182
Dividends reinvested	53,317	44,180	126,646	202,568	64,989	133,538
Cost of shares redeemed (a)	(1,231,030)	(2,097,806)	(1,332,307)	(4,045,490)	(1,610,302)	(3,602,163)

Total Class A	4,353,279	(782,961)	(723,024)	(2,630,206)	(693,618)	(2,638,443)

Class C Shares
Proceeds from shares issued	1,163,581	1,306,685	961,004	1,426,661	347,112	908,970
Dividends reinvested	23,059	52,801	184,024	278,693	36,845	90,757
Cost of shares redeemed (a)	(1,557,259)	(3,234,506)	(2,984,663)	(7,316,278)	(1,929,350)	(4,073,488)

Total Class C	(370,619)	(1,875,020)	(1,839,635)	(5,610,924)	(1,545,393)	(3,073,761)

Class R Shares
Proceeds from shares issued	10,185	98,366	17,205	59,292	40,787	143,545
Dividends reinvested	–	–	4,419	5,743	2,081	4,287
Cost of shares redeemed (a)	(226,220)	(29,270)	(26,110)	(80,343)	(35,742)	(59,708)

Total Class R	(216,035)	69,096	(4,486)	(15,308)	7,126	88,124

Institutional Service Class Shares
Dividends reinvested	153	123	252	332	106	195

Total Institutional Service Class	153	123	252	332	106	195

Institutional Class Shares
Proceeds from shares issued	53,484,236	1,047,202	235,783	860,166	357,927	808,081
Dividends reinvested	35,679	6,404	36,938	42,290	7,562	12,897
Cost of shares redeemed (a)	(2,890,399)	(1,031,198)	(325,653)	(791,554)	(441,578)	(264,628)

Total Institutional Class	50,629,516	22,408	(52,932)	110,902	(76,089)	556,350

Change in net assets from capital transactions:	$54,396,294	$(2,566,354)	$(2,619,825)	$(8,145,204)	$(2,307,868)	$(5,067,535)

(a)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semi-Annual Report 2014

22

Statements of Changes in Net Assets (concluded)

	Aberdeen Diversified Alternatives Fund		Aberdeen Diversified Income Fund		Aberdeen Dynamic Allocation Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013

SHARE TRANSACTIONS:
Class A Shares
Issued	428,679	103,422	38,627	98,593	67,585	69,195
Reinvested	4,156	3,766	10,210	16,583	5,124	11,320
Redeemed	(95,559)	(172,621)	(106,434)	(327,145)	(127,798)	(300,491)

Total Class A Shares	337,276	(65,433)	(57,597)	(211,969)	(55,089)	(219,976)

Class C Shares
Issued	92,491	110,250	78,496	118,270	27,798	77,207
Reinvested	1,846	4,628	15,112	23,251	2,963	7,904
Redeemed	(124,834)	(274,511)	(243,702)	(602,538)	(155,109)	(345,674)

Total Class C Shares	(30,497)	(159,633)	(150,094)	(461,017)	(124,348)	(260,563)

Class R Shares
Issued	795	8,160	1,387	4,824	3,249	12,148
Reinvested	–	–	359	473	165	367
Redeemed	(17,642)	(2,465)	(2,101)	(6,470)	(2,838)	(5,016)

Total Class R Shares	(16,847)	5,695	(355)	(1,173)	576	7,499

Institutional Service Class Shares
Reinvested	12	10	20	27	9	16

Total Institutional Service Class Shares	12	10	20	27	9	16

Institutional Class Shares
Issued	4,099,841	85,803	18,818	69,825	28,198	66,809
Reinvested	2,759	542	2,983	3,463	598	1,092
Redeemed	(221,868)	(83,637)	(26,214)	(64,046)	(35,254)	(21,648)

Total Institutional Class Shares	3,880,732	2,708	(4,413)	9,242	(6,458)	46,253

Total change in shares:	4,170,676	(216,653)	(212,439)	(664,890)	(185,310)	(426,771)

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2014 Semi-Annual Report

23

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Diversified Alternatives Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Tax Return of Capital	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2014*(f)	$12.63	$0.02	$0.53	$0.55	$(0.15)	$–	$(0.15)	$13.03
Year Ended October 31, 2013(f)	11.64	0.12	1.01	1.13	(0.14)	–	(0.14)	12.63
Year Ended October 31, 2012(f)	10.93	0.18	0.70	0.88	(0.17)	–	(0.17)	11.64
Year Ended October 31, 2011(f)	11.31	0.21	(0.38)	(0.17)	(0.21)	–	(0.21)	10.93
Year Ended October 31, 2010(f)	9.89	0.13	1.42	1.55	(0.12)	(0.01)	(0.13)	11.31
Year Ended October 31, 2009	8.46	0.09	1.41	1.50	(0.07)	–	(0.07)	9.89
Class C Shares
Six Months Ended April 30, 2014*(f)	12.22	(0.02)	0.50	0.48	(0.05)	–	(0.05)	12.65
Year Ended October 31, 2013(f)	11.33	0.03	0.97	1.00	(0.11)	–	(0.11)	12.22
Year Ended October 31, 2012(f)	10.67	0.10	0.68	0.78	(0.12)	–	(0.12)	11.33
Year Ended October 31, 2011(f)	11.03	0.14	(0.37)	(0.23)	(0.13)	–	(0.13)	10.67
Year Ended October 31, 2010(f)	9.66	0.04	1.39	1.43	(0.05)	(0.01)	(0.06)	11.03
Year Ended October 31, 2009	8.28	0.02	1.38	1.40	(0.02)	–	(0.02)	9.66
Class R Shares
Six Months Ended April 30, 2014*(f)	12.56	0.01	0.50	0.51	(0.11)	–	(0.11)	12.96
Year Ended October 31, 2013(f)	11.61	0.06	1.01	1.07	(0.12)	–	(0.12)	12.56
Year Ended October 31, 2012(f)	10.90	0.14	0.71	0.85	(0.14)	–	(0.14)	11.61
Year Ended October 31, 2011(f)	11.26	0.21	(0.42)	(0.21)	(0.15)	–	(0.15)	10.90
Year Ended October 31, 2010(f)	9.85	0.09	1.42	1.51	(0.09)	(0.01)	(0.10)	11.26
Year Ended October 31, 2009	8.43	0.06	1.42	1.48	(0.06)	–	(0.06)	9.85
Institutional Service Class Shares
Six Months Ended April 30, 2014*(f)	12.75	0.04	0.53	0.57	(0.18)	–	(0.18)	13.14
Year Ended October 31, 2013(f)	11.73	0.15	1.02	1.17	(0.15)	–	(0.15)	12.75
Period from September 24, 2012 through October 31, 2012(f)(h)(i)	11.81	0.01	(0.09)	(0.08)	–	–	–	11.73
Period from November 1, 2008 through April 22, 2009(h)(j)	8.50	0.01	(0.66)	(0.65)	(0.03)	–	(0.03)	7.82
Institutional Class Shares
Six Months Ended April 30, 2014*(f)	12.75	0.03	0.53	0.56	(0.18)	–	(0.18)	13.13
Year Ended October 31, 2013(f)	11.73	0.15	1.02	1.17	(0.15)	–	(0.15)	12.75
Year Ended October 31, 2012(f)	11.00	0.22	0.71	0.93	(0.20)	–	(0.20)	11.73
Year Ended October 31, 2011(f)	11.38	0.25	(0.39)	(0.14)	(0.24)	–	(0.24)	11.00
Year Ended October 31, 2010(f)	9.96	0.12	1.45	1.57	(0.14)	(0.01)	(0.15)	11.38
Year Ended October 31, 2009	8.51	0.10	1.44	1.54	(0.09)	–	(0.09)	9.96

*	Unaudited
(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semi-Annual Report 2014

24

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Diversified Alternatives Fund (concluded)

		Ratios/Supplemental Data
Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

4.35%		$10,721	0.50%	0.38%	0.93%	19.65%
9.76%		6,135	0.52%	1.02%	1.20%	47.20%
8.14%		6,418	0.52%	1.65%	1.14%	51.62%
(1.52%)		7,624	0.51%	1.85%	1.03%	26.76%
15.73%		7,919	0.51%	1.21%	1.02%	60.00%
17.87%		11,911	0.48%	1.04%	1.39%	7.39%

3.94%		12,522	1.25%	(0.32%)	1.68%	19.65%
8.91%		12,467	1.25%	0.26%	1.93%	47.20%
7.39%		13,368	1.25%	0.93%	1.87%	51.62%
(2.14%)		16,828	1.25%	1.27%	1.77%	26.76%
14.84%		23,495	1.25%	0.42%	1.76%	60.00%
16.94%		26,250	1.25%	0.24%	2.16%	7.39%

4.04	%(g)	165	0.91%	0.12%	1.34%	19.65%
9.32	%(g)	371	0.88%	0.51%	1.56%	47.20%
7.85	%(g)	277	0.91%	1.22%	1.53%	51.62%
(1.77%)		254	0.79%	1.80%	1.32%	26.76%
15.43%		400	0.75%	0.91%	1.26%	60.00%
17.65%		383	0.71%	0.73%	1.60%	7.39%

4.48%		11	0.25%	0.68%	0.68%	19.65%
10.03%		11	0.25%	1.22%	0.93%	47.20%
(0.68%)		10	0.25%	0.56%	0.87%	51.62%
(7.67%)		1	0.25%	0.17%	1.39%	7.39%

4.40%		54,321	0.25%	0.46%	0.68%	19.65%
10.03%		3,261	0.25%	1.19%	0.93%	47.20%
8.54	%(g)	2,970	0.25%	1.95%	0.87%	51.62%
(1.17%)		3,032	0.25%	2.15%	0.77%	26.76%
15.90%		3,200	0.25%	1.13%	0.76%	60.00%
18.24%		74	0.25%	1.08%	1.07%	7.39%

(g)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(h)	There were no shareholders in the class for the period from April 23, 2009 through September 23, 2012. The financial highlights information presented is for two separate periods of time when shareholders were invested in the class.
(i)	For the period from September 24, 2012 (commencement of operations) through October 31, 2012.
(j)	See Note 5 for Financial Highlight information prior to year ended October 31, 2009.

2014 Semi-Annual Report

25

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Diversified Income Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Total Distri- butions	Net Asset Value, End of Period
Class A Shares(f)
Six Months Ended April 30, 2014*(f)	$12.58	$0.20	$0.31	$0.51	$(0.27)	$(0.27)	$12.82
Year Ended October 31, 2013(f)	12.03	0.35	0.56	0.91	(0.36)	(0.36)	12.58
Year Ended October 31, 2012(f)	11.39	0.25	0.62	0.87	(0.23)	(0.23)	12.03
Year Ended October 31, 2011(f)	11.42	0.23	(0.03)	0.20	(0.23)	(0.23)	11.39
Year Ended October 31, 2010(f)	10.20	0.18	1.21	1.39	(0.17)	(0.17)	11.42
Year Ended October 31, 2009	8.79	0.17	1.41	1.58	(0.17)	(0.17)	10.20
Class C Shares
Six Months Ended April 30, 2014*(f)	12.35	0.15	0.31	0.46	(0.23)	(0.23)	12.58
Year Ended October 31, 2013(f)	11.81	0.25	0.56	0.81	(0.27)	(0.27)	12.35
Year Ended October 31, 2012(f)	11.18	0.17	0.61	0.78	(0.15)	(0.15)	11.81
Year Ended October 31, 2011(f)	11.22	0.15	(0.05)	0.10	(0.14)	(0.14)	11.18
Year Ended October 31, 2010(f)	10.03	0.09	1.20	1.29	(0.10)	(0.10)	11.22
Year Ended October 31, 2009	8.65	0.10	1.38	1.48	(0.10)	(0.10)	10.03
Class R Shares
Six Months Ended April 30, 2014*(f)	12.49	0.17	0.32	0.49	(0.25)	(0.25)	12.73
Year Ended October 31, 2013(f)	11.94	0.29	0.57	0.86	(0.31)	(0.31)	12.49
Year Ended October 31, 2012(f)	11.31	0.19	0.62	0.81	(0.18)	(0.18)	11.94
Year Ended October 31, 2011(f)	11.34	0.20	(0.06)	0.14	(0.17)	(0.17)	11.31
Year Ended October 31, 2010(f)	10.13	0.10	1.26	1.36	(0.15)	(0.15)	11.34
Year Ended October 31, 2009	8.75	0.12	1.42	1.54	(0.16)	(0.16)	10.13
Institutional Service Class Shares
Six Months Ended April 30, 2014*(f)	12.57	0.22	0.30	0.52	(0.29)	(0.29)	12.80
Year Ended October 31, 2013(f)	12.01	0.39	0.57	0.96	(0.40)	(0.40)	12.57
Period from September 24, 2012 through October 31, 2012(f)(h)(i)	12.06	0.03	(0.08)	(0.05)	–	–	12.01
Period from November 1, 2008 through April 22, 2009(f)(h)(j)	8.77	0.06	(0.24)	(0.18)	(0.08)	(0.08)	8.51
Institutional Class Shares
Six Months Ended April 30, 2014*(f)	12.56	0.22	0.31	0.53	(0.29)	(0.29)	12.80
Year Ended October 31, 2013(f)	12.01	0.38	0.57	0.95	(0.40)	(0.40)	12.56
Year Ended October 31, 2012(f)	11.38	0.28	0.61	0.89	(0.26)	(0.26)	12.01
Year Ended October 31, 2011(f)	11.41	0.26	(0.03)	0.23	(0.26)	(0.26)	11.38
Year Ended October 31, 2010(f)	10.19	0.17	1.25	1.42	(0.20)	(0.20)	11.41
Year Ended October 31, 2009	8.79	0.18	1.41	1.59	(0.19)	(0.19)	10.19

*	Unaudited
(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semi-Annual Report 2014

26

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Diversified Income Fund (concluded)

		Ratios/Supplemental Data
Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

4.18%		$7,777	0.52%	3.21%	1.06%	10.90%
7.69%		8,357	0.53%	2.82%	1.00%	37.01%
7.73	%(g)	10,538	0.53%	2.15%	1.00%	65.34%
1.71%		9,220	0.53%	1.99%	0.92%	26.55%
13.74%		12,744	0.51%	1.66%	0.88%	41.21%
18.18%		16,547	0.50%	1.87%	1.11%	32.11%

3.78	%(g)	16,269	1.25%	2.47%	1.79%	10.90%
6.96	%(g)	17,824	1.25%	2.09%	1.72%	37.01%
7.01	%(g)	22,488	1.25%	1.45%	1.72%	65.34%
1.01%		20,388	1.25%	1.27%	1.65%	26.55%
12.94%		25,853	1.25%	0.86%	1.61%	41.21%
17.23%		27,321	1.25%	1.12%	1.87%	32.11%

3.96%		390	0.98%	2.74%	1.52%	10.90%
7.29%		387	0.96%	2.39%	1.43%	37.01%
7.20%		384	0.99%	1.63%	1.46%	65.34%
1.26%		410	0.87%	1.77%	1.27%	26.55%
13.51%		1,205	0.78%	0.97%	1.15%	41.21%
17.87%		184	0.70%	1.26%	1.15%	32.11%

4.24	%(g)	11	0.25%	3.48%	0.79%	10.90%
8.10	%(g)	11	0.25%	3.10%	0.72%	37.01%
(0.41	%)(g)	10	0.25%	2.52%	0.72%	65.34%
(1.99%)		1	0.25%	1.50%	0.95%	32.11%

4.33%		1,933	0.25%	3.49%	0.79%	10.90%
8.01%		1,953	0.25%	3.10%	0.72%	37.01%
7.95%		1,756	0.25%	2.39%	0.72%	65.34%
2.00%		1,027	0.25%	2.25%	0.64%	26.55%
14.03%		1,447	0.25%	1.58%	0.54%	41.21%
18.36%		180	0.25%	1.98%	0.79%	32.11%

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(h)	There were no shareholders in the class for the period from April 23, 2009 through September 23, 2012. The financial highlights information presented is for two separate periods of time when shareholders were invested in the class.
(i)	For the period from September 24, 2012 (commencement of operations) through October 31, 2012.
(j)	See Note 5 for Financial Highlight information prior to year ended October 31, 2009.

2014 Semi-Annual Report

27

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Dynamic Allocation Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Investment Activities	Net Invest- ment Income	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2014*	$12.51	$0.09	$0.49	$0.58	$(0.10)	$(0.10)	$12.99
Year Ended October 31, 2013	11.52	0.17	1.01	1.18	(0.19)	(0.19)	12.51
Year Ended October 31, 2012	10.87	0.21	0.64	0.85	(0.20)	(0.20)	11.52
Year Ended October 31, 2011	10.88	0.20	(0.03)	0.17	(0.18)	(0.18)	10.87
Year Ended October 31, 2010	9.50	0.12	1.37	1.49	(0.11)	(0.11)	10.88
Year Ended October 31, 2009	8.15	0.11	1.35	1.46	(0.11)	(0.11)	9.50
Class C Shares
Six Months Ended April 30, 2014*	12.28	0.05	0.48	0.53	(0.06)	(0.06)	12.75
Year Ended October 31, 2013	11.32	0.08	1.00	1.08	(0.12)	(0.12)	12.28
Year Ended October 31, 2012	10.69	0.13	0.62	0.75	(0.12)	(0.12)	11.32
Year Ended October 31, 2011	10.72	0.12	(0.03)	0.09	(0.12)	(0.12)	10.69
Year Ended October 31, 2010	9.37	0.05	1.35	1.40	(0.05)	(0.05)	10.72
Year Ended October 31, 2009	8.04	0.05	1.33	1.38	(0.05)	(0.05)	9.37
Class R Shares
Six Months Ended April 30, 2014*	12.45	0.07	0.48	0.55	(0.08)	(0.08)	12.92
Year Ended October 31, 2013	11.47	0.12	1.02	1.14	(0.16)	(0.16)	12.45
Year Ended October 31, 2012	10.83	0.15	0.66	0.81	(0.17)	(0.17)	11.47
Year Ended October 31, 2011	10.83	0.14	0.01	0.15	(0.15)	(0.15)	10.83
Year Ended October 31, 2010	9.45	0.09	1.38	1.47	(0.09)	(0.09)	10.83
Year Ended October 31, 2009	8.10	0.12	1.32	1.44	(0.09)	(0.09)	9.45
Institutional Service Class Shares
Six Months Ended April 30, 2014*	12.46	0.11	0.49	0.60	(0.12)	(0.12)	12.94
Year Ended October 31, 2013	11.47	0.20	1.02	1.22	(0.23)	(0.23)	12.46
Period from September 24, 2012 through October 31, 2012(h)(i)	11.58	0.01	(0.12)	(0.11)	–	–	11.47
Period from November 1, 2008 through April 22, 2009(h)(j)	8.16	0.03	(0.45)	(0.42)	(0.06)	(0.06)	7.68
Institutional Class Shares
Six Months Ended April 30, 2014*	12.46	0.12	0.47	0.59	(0.12)	(0.12)	12.93
Year Ended October 31, 2013	11.47	0.19	1.03	1.22	(0.23)	(0.23)	12.46
Year Ended October 31, 2012	10.83	0.19	0.68	0.87	(0.23)	(0.23)	11.47
Year Ended October 31, 2011	10.92	0.20	(0.08)	0.12	(0.21)	(0.21)	10.83
Year Ended October 31, 2010	9.50	0.15	1.41	1.56	(0.14)	(0.14)	10.92
Period from July 29, 2009 through October 31, 2009(k)	8.94	0.02	0.57	0.59	(0.03)	(0.03)	9.50
Period from November 1, 2008 through April 22, 2009(k)	8.17	0.05	(0.48)	(0.43)	(0.04)	(0.04)	7.70

*	Unaudited
(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semi-Annual Report 2014

28

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Dynamic Allocation Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)

4.68%		$9,601	0.52%	1.50%	1.18%	21.80%
10.35%		9,937	0.52%	1.44%	1.07%	67.49%
7.93	%(g)	11,682	0.53%	1.90%	1.08%	60.45%
1.67%		10,755	0.54%	1.83%	1.00%	20.14%
15.81%		12,684	0.53%	1.15%	0.99%	56.29%
18.07%		11,500	0.52%	1.32%	1.42%	27.48%

4.30%		14,115	1.25%	0.77%	1.91%	21.80%
9.58%		15,123	1.25%	0.71%	1.80%	67.49%
7.10%		16,890	1.25%	1.18%	1.80%	60.45%
0.95%		15,009	1.25%	1.12%	1.72%	20.14%
15.03%		17,300	1.25%	0.48%	1.71%	56.29%
17.25%		15,594	1.25%	0.61%	2.16%	27.48%

4.39%		429	0.93%	1.12%	1.59%	21.80%
9.99%		406	0.92%	1.02%	1.47%	67.49%
7.55%		288	0.89%	1.38%	1.44%	60.45%
1.42%		28	0.79%	1.23%	1.26%	20.14%
15.68%		18	0.75%	0.89%	1.22%	56.29%
17.92%		10	0.70%	1.56%	1.60%	27.48%

4.84%		12	0.25%	1.78%	0.91%	21.80%
10.72%		11	0.25%	1.68%	0.80%	67.49%
(0.95%)		10	0.25%	1.13%	0.80%	60.45%
(5.19%)		1	0.25%	1.54%	1.19%	27.48%

4.76%		1,186	0.25%	1.84%	0.91%	21.80%
10.72%		1,223	0.25%	1.62%	0.80%	67.49%
8.18%		596	0.25%	1.65%	0.80%	60.45%
1.40%		8	0.25%	1.83%	0.72%	20.14%
16.18%		2	0.25%	1.46%	0.70%	56.29%
6.55%		2	0.25%	0.97%	1.10%	27.48%
(5.19%)		–	0.25%	1.54%	1.19%	27.48%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(h)	There were no shareholders in the class for the period from April 23, 2009 through September 23, 2012. The financial highlights information presented is for two separate periods of time when shareholders were invested in the class.
(i)	For the period from September 24, 2012 (commencement of operations) through October 31, 2012.
(j)	See Note 5 for Financial Highlight information prior to year ended October 31, 2009.
(k)	There were no shareholders in the class for the period from April 23, 2009 through July 28, 2009. The financial highlight information presented is for two separate periods of time when shareholders were invested in the class.

2014 Semi-Annual Report

29

Notes to Financial Statements (Unaudited)

April 30, 2014

1. Organization

Aberdeen Funds (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of April 30, 2014, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of April 30, 2014, the Trust operated twenty-four (24) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the three (3) funds listed below (each a “Fund”; collectively, the “Funds”):

–	Aberdeen Diversified Alternatives Fund (“Diversified Alternatives Fund”)
–	Aberdeen Diversified Income Fund (“Diversified Income Fund”)
–	Aberdeen Dynamic Allocation Fund (“Dynamic Allocation Fund”)

Each of the Funds is operated as a “fund of funds,” which means that each of these Funds pursues its investment objective primarily by allocating its investments among other affiliated and unaffiliated mutual funds (“Underlying Funds”).

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies conform to accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The books and records of the Funds are maintained in U.S. Dollars.

(a)	Security Valuation

The Funds value their securities at current market value or fair value consistent with regulatory requirements. “Fair value” is defined in the Funds’ valuation and liquidity procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to contract at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time”. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask quoted at the close on the principal exchange on which the security is traded. Securities traded on the NASDAQ are valued at the NASDAQ official closing price. Open-end mutual funds are valued at the respective net asset value as reported by such company. Closed-end funds and exchange-traded funds (ETFs) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

In the event that a security’s market quotations are not readily available or are deemed unreliable, the security is valued at fair value as determined by the Funds’ Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved and established by the Board. A security that has been fair valued by the Pricing Committee may be classified as Level 2 or 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for identical assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-tier hierarchy of inputs is summarized below:

•	Level 1- quoted prices in active markets for identical investments;
•	Level 2- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or
•	Level 3- significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Semi-Annual Report 2014

30

Notes to Financial Statements (Unaudited) (continued)

April 30, 2014 (Unaudited)

The following is a summary of the inputs used as of April 30, 2014 in valuing the Funds’ investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Statements of Investments for a detailed breakout of the security types:

	LEVEL 1–Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	LEVEL 3–Significant Unobservable Inputs ($)	Total ($)
Diversified Alternatives Fund
Investments in Securities
Mutual Funds	63,863,047	–	–	63,863,047
Exchange Traded Funds	11,009,830	–	–	11,009,830
Repurchase Agreement	–	3,171,000	–	3,171,000

	74,872,877	3,171,000	–	78,043,877

Diversified Income Fund
Investments in Securities
Mutual Funds	15,431,477	–	–	15,431,477
Exchange Traded Funds	10,638,220	–	–	10,638,220
Repurchase Agreement	–	301,000	–	301,000

	26,069,697	301,000	–	26,370,697

Dynamic Allocation Fund
Investments in Securities
Mutual Funds	17,545,656	–	–	17,545,656
Exchange Traded Funds	7,092,742	–	–	7,092,742
Repurchase Agreement	–	675,000	–	675,000

	24,638,398	675,000	–	25,313,398

Amounts listed as “–” are $0 or round to $0.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing transfers at the end of each period. During the period ended April 30, 2014, there were no transfers between Levels. For the period ended April 30, 2014, there have been no significant changes to the fair valuation methodologies.

2014 Semi-Annual Report

31

Notes to Financial Statements (Unaudited) (continued)

April 30, 2014 (Unaudited)

(b)	Repurchase Agreements

The Funds may enter into repurchase agreements under the terms of a Master Repurchase Agreement. It is each Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. Under the Master Repurchase Agreement, if the counterparty defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Funds may be delayed or limited. Repurchase agreements are subject to contractual netting arrangements with the counterparty, the Fixed Income Clearing Corp. For additional information on individual repurchase agreements, see the schedules of investments.

(c)	Restricted Securities

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended. Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Funds, but resale of such securities in the U.S. is permitted only in limited circumstances.

(d)	Security Transactions, Investment Income and Expenses

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as a Fund is informed after the ex-dividend date.

Interest income and expenses are recorded on an accrual basis. Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the relevant Funds based on net assets. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses to a class is based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

(e)	Distributions

Distributions from net investment income, if any, are declared and paid quarterly for all Funds. The Funds will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies and loss deferrals.

(f)	Federal Income Taxes

Each Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Funds from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Funds’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2013 are subject to such review.

3. Agreements and Transactions with Affiliates

(a)	Investment Adviser

Under the Investment Advisory Agreement with the Trust, Aberdeen Asset Management Inc. (“Aberdeen” or the “Adviser”) manages the Funds in accordance with the policies and procedures established by the Board. Under the terms of the Investment Advisory Agreement, each Fund pays Aberdeen an annual management fee paid monthly of 0.15% based on the Funds’ average daily net assets, paid monthly.

The Trust and Aberdeen entered into a written contract (“Expense Limitation Agreement”) limiting operating expenses to 0.25% for all Classes of the Funds at least through February 28, 2015 or the effective date of the 2015 annual update to the registration statement,

Semi-Annual Report 2014

32

Notes to Financial Statements (Unaudited) (continued)

April 30, 2014 (Unaudited)

whichever occurs first. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees and extraordinary expenses.

Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Funds was made. However, no reimbursement will be made unless:

(i) the Fund’s assets exceed $100 million;

(ii) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and

(iii) the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement Requirements”).

For fees waived after March 1, 2011, no reimbursement will be made unless:

(i) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and

(ii) the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement requirements”).

If the Board approves any changes in the waiver terms or limitations, reimbursements are only permitted to the extent that the terms of the Expense Limitation Agreement in effect at the time of the waiver are met at the time that reimbursement is approved. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

As of April 30, 2014, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements for each Fund, based on expenses reimbursed by Aberdeen would be:

Fund	Amount Fiscal Year 2011 (Expires 10/31/14)	Amount Fiscal Year 2012 (Expires 10/31/15)	Amount Fiscal Year 2013 (Expires 10/31/16)	Amount Six Months Ended April 30, 2014 (Expires 4/30/17)	Total*
Diversified Alternatives Fund	$76,000	$153,080	$153,416	$75,843	$458,339
Diversified Income Fund	67,244	141,760	153,325	71,813	434,142
Dynamic Allocation Fund	66,987	134,356	153,911	83,799	439,053

*	Amounts reported are due to expire throughout the respective 3-year expiration period presented above.

In accordance with the Funds’ Expense Limitation Agreement and criteria, as described above, the Adviser did not recapture any expenses for which they previously reimbursed the Funds. Accordingly, at April 30, 2014, the Funds did not have liabilities payable to the Adviser for recapture of previously reimbursed expenses.

(b)	Fund Administration

Under the terms of the Fund Administration Agreement in effect during the period, Aberdeen provides various administrative and accounting services, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Board. For services provided pursuant to the Fund Administration Agreement, the Funds pay Aberdeen a combined annual fee of 0.08% based on the Trust’s average daily net assets. The fee is then allocated proportionately among all funds within the Trust (including the Funds) in relation to the average daily net assets of each Fund. This asset-based fee is subject to a per fund annual minimum fee.

(c)	Distributor

The Trust and Aberdeen Fund Distributors, LLC (the “Distributor” or “AFD”) are parties to the current Underwriting Agreement (the “Underwriting Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares. The Trust has adopted a Distribution Plan (the “Plan”) under Rule 12b-1 of the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate AFD, as the Funds’ Distributor, for expenses associated with the distribution of certain classes of shares of the Funds of the Trust. Although actual

2014 Semi-Annual Report

33

Notes to Financial Statements (Unaudited) (continued)

April 30, 2014 (Unaudited)

distribution expenses may be more or less, under the Plan, the Funds of the Trust pay the Distributor an annual fee in an amount that will not exceed the following amounts:

Fund	Class A Shares	Class C Shares(a)	Class R Shares
Diversified Alternatives Fund	0.25%	1.00%	0.50%
Diversified Income Fund	0.25%	1.00%	0.50%
Dynamic Allocation Fund	0.25%	1.00%	0.50%

(a)	0.25% of which is service fees

The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

Pursuant to the current Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges (“CDSCs”) of 1% imposed on certain redemptions of Class C (and up to 1% for certain Class A) shares.

In addition, the Distributor will re-allow to dealers 5.00% of sales charges on Class A shares of the Funds, which have a maximum front-end sales charge of 5.75%, and the Distributor or the Adviser may compensate broker dealers or financial intermediaries from its own resources at the rate of 1.00% of sales on sales of Class C shares of the Funds, which have a maximum CDSC of 1.00%, (on the CDSC assessed on sales within one year of purchase). For the six months ended April 30, 2014, AFD retained commissions of $6,211 from front-end sales charges of Class A shares and $3,975 from CDSC fees from Class C (and certain Class A) shares of the Funds.

Under the terms of the current Administrative Services Plan, a series of the Trust is permitted to enter into Servicing Agreements with servicing organizations, such as any bank, trust company, thrift institution, broker-dealer, insurance company, or other financial institution, which agree to provide certain administrative support services in connection with the Class A, Class R and Institutional Service Class shares of the series of the Trust (as applicable). These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class A, Class R and Institutional Service Class shares of each of the Funds (as applicable). The amount of expenses incurred under the terms of the Administrative Services Plan during the six months ended April 30, 2014 were as follows:

Fund	Amount
Diversified Alternatives Fund	$316
Diversified Income Fund	1,139
Dynamic Allocation Fund	1,532

4. Investment Transactions

(a)	Purchases and sales of Underlying Funds for the six months ended April 30, 2014, were as follows:

Fund	Purchases	Sales
Diversified Alternatives Fund	$59,870,965	$7,200,529
Diversified Income Fund	3,374,680	5,825,013
Dynamic Allocation Fund	5,870,446	7,850,851

Semi-Annual Report 2014

34

Notes to Financial Statements (Unaudited) (continued)

April 30, 2014 (Unaudited)

(b)	A summary of the Fund’s investments in securities of affiliated issuers for the six months ended April 30, 2014 is set forth below:

Diversified Alternatives Fund

Fund	10/31/2013 Share Balance	Purchase Cost	Sales Cost	Realized Gain (loss)	Distributions Received(1)	4/30/2014 Share Balance	4/30/2014 Market Value
Aberdeen Equity Long-Short Fund	144,038	$2,944,631	$–	$–	$32,143	386,540	$4,684,863
Aberdeen Asia-Pacific Smaller Companies Fund	75,678	131,902	952,432	(139,437)	131,902	–	–
Aberdeen Global High Income Fund	–	3,173,211	–	–	21,508	311,124	3,173,464
Aberdeen High Yield Fund	44,628	98,838	539,484	(4,808)	46,815	–	–
Total		6,348,582	1,491,916	(144,245)	232,368		7,858,327

(1)	Distributions received Includes both Income and Gains Distributions if any.

Diversified Income Fund

Fund	10/31/2013 Share Balance	Purchase Cost	Sales Cost	Realized Gain (loss)	Distributions Received(1)	4/30/2014 Share Balance	4/30/2014 Market Value
Aberdeen Emerging Markets Fund	57,304	$5,000	$–	$–	$5,000	57,654	$858,462
Aberdeen Global Natural Resources Fund	52,226	7,440	860,158	19,752	7,440	–	–
Aberdeen International Equity Fund	232,984	35,709	1,976,856	305,102	35,709	86,374	1,389,763
Aberdeen Core Fixed Income Fund	166,371	69,244	249,246	(15,218)	29,094	150,912	1,634,377
Aberdeen Emerging Markets Debt Local Currency Fund	67,023	7,450	56,569	(3,306)	7,450	61,756	549,010
Aberdeen Global High Income Fund	–	564,666	–	–	5,472	55,218	563,220
Aberdeen High Yield Fund	270,775	289,640	240,326	(4,238)	289,640	276,213	2,695,843
Total		979,150	3,383,155	302,092	379,805	688,127	7,690,675

(1)	Distributions received Includes both Income and Gains Distributions if any.

2014 Semi-Annual Report

35

Notes to Financial Statements (Unaudited) (continued)

April 30, 2014 (Unaudited)

Dynamic Allocation Fund

Fund	10/31/2013 Share Balance	Purchase Cost	Sales Cost	Realized Gain (loss)	Distributions Received (1)	4/30/2014 Share Balance	4/30/2014 Market Value
Aberdeen Equity Long-Short Fund	65,120	$13,551	$45,956	$254	$13,551	62,435	$756,709
Aberdeen Asia-Pacific Smaller Companies Fund	68,775	119,871	310,461	(78,134)	119,871	55,502	549,469
Aberdeen Emerging Markets Fund	71,809	224,775	–	–	6,265	88,926	1,324,109
Aberdeen International Equity Fund	215,187	500,790	1,670,215	378,204	34,221	114,016	1,834,516
Aberdeen Small Cap Fund	73,746	69,346	630,025	198,894		42,097	988,451
Aberdeen U.S. Equity Fund	106,112	18,846	74,743	86,047	18,846	95,151	1,286,438
Aberdeen Core Fixed Income Fund	117,521	122,785	–	–	22,751	128,965	1,396,685
Aberdeen Global High Income Fund	–	1,026,341	–	–	7,421	100,624	1,026,367
Total		2,096,305	2,731,400	585,265	222,926		9,162,744

(1)	Distributions received Includes both Income and Gains Distributions if any.

5. Financial Highlights

The Financial Highlights of the Institutional Service Class, which was audited by other auditors whose report was unqualified, for each of the Diversified Alternatives Fund, Diversified Income Fund and Dynamic Allocation Fund prior to fiscal year end October 31, 2009 were as follows:

Diversified Alternatives Fund

	Investment Activities				Distributions				Ratios / Supplemental Data
	Net Asset Value, Beginning of Period	Net Invest- ment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gain (Loss)	Tax Return of Capital	Total Distri- butions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Invest- ment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbur- sements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Year Ended October 31, 2008	$15.43	0.62	(5.80)	(5.18)	(0.86)	(0.79)	(0.10)	(1.75)	$8.50	(37.39%)	$3	0.24%	0.70%	0.68%	46.75%
Year Ended October 31, 2007(f)	$13.24	0.14	2.66	2.80	(0.47)	(0.14)	–	(0.61)	$15.43	21.90%	$2	0.24%	1.01%	0.46%	24.54%
Year Ended October 31, 2006	$11.56	0.08	2.22	2.30	(0.49)	(0.13)	–	(0.62)	$13.24	20.63%	$1	0.34%	0.50%	0.70%	13.76%
Year Ended October 31, 2005	$10.34	0.33	1.19	1.52	(0.30)	–	–	(0.30)	$11.56	14.92%	$1	0.33%	2.98%	1.94%	28.77%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.

Amounts designated as “–” are $0 or round to $0.

Semi-Annual Report 2014

36

Notes to Financial Statements (Unaudited) (continued)

April 30, 2014 (Unaudited)

Diversified Income Fund

	Investment Activities				Distributions				Ratios / Supplemental Data
	Net Asset Value, Beginning of Period	Net Invest- ment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gain (Loss)	Tax Return of Capital	Total Distri- butions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Invest- ment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbur- sements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Year Ended October 31, 2008	$13.02	0.34	(3.16)	(2.82)	(0.68)	(0.74)	(0.01)	(1.43)	$8.77	(24.08%)	$1	0.26%	2.56%	0.56%	53.11%
Year Ended October 31, 2007(f)	$11.84	0.27	1.49	1.76	(0.40)	(0.18)	–	(0.58)	$13.02	15.35%	$1	0.25%	2.22%	0.60%	70.87%
Year Ended October 31, 2006	$11.04	0.24	1.21	1.45	(0.54)	(0.11)	–	(0.65)	$11.84	13.64%	$1	0.33%	1.99%	0.85%	34.82%
Year Ended October 31, 2005	$10.30	0.35	0.71	1.06	(0.31)	(0.01)	–	(0.32)	$11.04	10.39%	$1	0.34%	2.83%	3.93%	61.59%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.

Amounts designated as “–” are $0 or round to $0.

Dynamic Allocation Fund

	Investment Activities				Distributions				Ratios / Supplemental Data
	Net Asset Value, Beginning of Period	Net Invest- ment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gain (Loss)	Tax Return of Capital	Total Distri- butions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Invest- ment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimb- ursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Year Ended October 31, 2008(f)	$13.86	0.29	(4.15)	(3.86)	(0.84)	(0.95)	(0.05)	(1.84)	$8.16	(31.66%)	$1	0.25%	1.71%	0.71%	44.74%
Year Ended October 31, 2007(f)	$12.23	0.19	2.06	2.25	(0.39)	(0.23)	–	(0.62)	$13.86	19.08%	$2	0.24%	1.52%	0.59%	63.01%
Year Ended October 31, 2006	$11.23	0.17	1.56	1.73	(0.58)	(0.15)	–	(0.73)	$12.23	16.06%	$1	0.36%	1.19%	0.91%	32.64%
Year Ended October 31, 2005	$10.21	0.31	1.00	1.31	(0.29)	–	–	(0.29)	$11.23	13.00%	$1	0.34%	2.69%	4.45%	47.04%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.

Amounts designated as “–” are $0 or round to $0.

2014 Semi-Annual Report

37

Notes to Financial Statements (Unaudited) (continued)

April 30, 2014 (Unaudited)

6. Portfolio Investment Risks

(a)	Risks Associated with Fund of Funds

The cost of investing in a fund of funds may be higher than the cost of investing in a mutual fund that only invests directly in individual securities. An Underlying Fund may change its investment objective or policies without the Fund’s approval, which could force a Fund to withdraw its investment from such Underlying Fund at a time that is unfavorable to the Fund. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, each Fund would indirectly bear the costs of these trades without accomplishing any investment purpose.

(b)	Risks Associated with Investing in Affiliated Funds

The Funds’ Adviser serves as the adviser of certain Underlying Funds. It is possible that a conflict of interest among the Funds and the Underlying Funds could affect how the Funds’ Adviser fulfills its fiduciary duties to the Funds and the Underlying Funds.

Please read the prospectus for more detailed information regarding these and other risks.

7. Contingencies

In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

8. Tax Information

As of April 30, 2014, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Diversified Alternatives Fund	$75,770,488	$2,371,257	$(97,868)	$2,273,389
Diversified Income Fund	24,676,968	1,924,611	(230,882)	1,693,729
Dynamic Allocation Fund	23,402,825	2,115,554	(204,981)	1,910,573

The tax character of distributions paid during the fiscal year ended October 31, 2013 was as follows (total distributions paid differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gain	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Diversified Alternatives Fund	$240,612	$–	$240,612	$–	$–	$240,612
Diversified Income Fund	817,140	–	817,140	–	–	817,140
Dynamic Allocation Fund	360,607	–	360,607	–	–	360,607

Amounts	listed as “–” are $0 or round to $0.

As of October 31, 2013, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Late Year Ordinary and Post- October Capital Loss Deferrals	Other Temporary Differences	Accumulated Capital and Other Losses**	Unrealized Appreciation/ Depreciation*	Total Accumulated Earnings (Deficit)
Diversified Alternatives Fund	$–	$–	$–	$–	$–	$–	$–	$(20,331,940)	$1,487,051	$(18,844,889)
Diversified Income Fund	–	107,723	–	107,723	–	–	2	(882,073)	1,937,378	1,163,030
Dynamic Allocation Fund	–	22,316	–	22,316	–	–	–	(3,185,846)	1,872,422	(1,291,108)

*	The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to: tax deferral of losses on wash sales.
**	As of April 30, 2014, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulation:

Semi-Annual Report 2014

38

Notes to Financial Statements (Unaudited) (concluded)

April 30, 2014 (Unaudited)

Fund	Amount	Expires
Diversified Alternatives Fund	$12,294,519	2017	(Short-Term)
Diversified Alternatives Fund	6,953,184	2018	(Short-Term)
Diversified Alternatives Fund	1,084,237	2019	(Short-Term)
Diversified Income Fund	518,702	2017	(Short-Term)
Diversified Income Fund	363,371	2018	(Short-Term)
Dynamic Allocation Fund	1,163,128	2017	(Short-Term)
Dynamic Allocation Fund	2,022,718	2018	(Short-Term)

Amounts listed as “–” are $0 or round to $0.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

9. Significant Shareholders

As of April 30, 2014, the following Funds had shareholders with the percentage ownership indicated, which are considered significant shareholders (holdings greater than 5.0%) for financial reporting purposes:

Fund	Record Ownership %	Number of Account Owners
Diversified Alternatives Fund	67.4%	2
Diversified Income Fund	50.6	2
Dynamic Allocation Fund	44.0	2

10. Subsequent Events

The Board has authorized the Funds to enter into a committed, unsecured revolving line of credit facility (the “ Facility”) in an aggregate amount of $400,000,000 (with a per fund sub-limit of $350,000,000) with State Street Bank and Trust Company to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Facility remains subject to execution of a final agreement between the parties and the fulfillment of certain conditions precedent. There is no guarantee that the Funds will enter into the Facility. The commitment cost and administration cost of the Facility to each Fund are not expected to be material; the cost of borrowing will vary by Fund based on the level of borrowing.

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the Financial Statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the Financial Statements as of April 30, 2014.

2014 Semi-Annual Report

39

Shareholder Expense Examples (Unaudited)

As a shareholder of the Aberdeen Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, transfer agent out-of-pocket expenses, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Aberdeen Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2013 and continued to hold your shares at the end of the reporting period, April 30, 2014.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Actual Expenses Paid During Period” for the class of a Fund that you own to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of a Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the information for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

		Beginning Account Value, November 1, 2013	Actual Ending Account Value, April 30, 2014	Hypothetical Ending Account Value	Actual Expenses Paid During Period*+	Hypothetical Expenses Paid During Period*+1	Annualized Expense Ratio**
Aberdeen Diversified Alternatives Fund	Class A	$1,000.00	$1,043.50	$1,022.32	$2.53	$2.51	0.50%
	Class C	$1,000.00	$1,039.40	$1,018.60	$6.32	$6.26	1.25%
	Class R	$1,000.00	$1,040.40	$1,020.28	$4.60	$4.56	0.91%
	Institutional Service Class	$1,000.00	$1,044.80	$1,023.56	$1.27	$1.25	0.25%
	Institutional Class	$1,000.00	$1,044.00	$1,023.56	$1.27	$1.25	0.25%
Aberdeen Diversified Income Fund	Class A	$1,000.00	$1,041.80	$1,022.22	$2.63	$2.61	0.52%
	Class C	$1,000.00	$1,037.80	$1,018.60	$6.32	$6.26	1.25%
	Class R	$1,000.00	$1,039.60	$1,019.94	$4.96	$4.91	0.98%
	Institutional Service Class	$1,000.00	$1,042.40	$1,023.56	$1.27	$1.25	0.25%
	Institutional Class	$1,000.00	$1,043.30	$1,023.56	$1.27	$1.25	0.25%
Aberdeen Dynamic Allocation Fund	Class A	$1,000.00	$1,046.80	$1,022.22	$2.64	$2.61	0.52%
	Class C	$1,000.00	$1,043.00	$1,018.60	$6.33	$6.26	1.25%
	Class R	$1,000.00	$1,043.90	$1,020.18	$4.71	$4.66	0.93%
	Institutional Service Class	$1,000.00	$1,048.40	$1,023.56	$1.27	$1.25	0.25%
	Institutional Class	$1,000.00	$1,047.60	$1,023.56	$1.27	$1.25	0.25%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).
**	The expense ratio presented represents a six-month, annualized ratio.
+	Expenses are based on the direct expenses of the Fund and do not include the effect of the Underlying Funds’ expenses, which are disclosed in the Fee and expense table and described more fully in a footnote to that table in your Fund Prospectus.
1	Represents the hypothetical 5% return before expenses.

Semi-Annual Report 2014

40

FACTS	WHAT DO ABERDEEN FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•     Social Security number and account balances

•      Transaction history and assets

•      Checking account information and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Aberdeen Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do Aberdeen Funds share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	Yes
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

•      Call 1-800-522-5465

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

However, you can contact us at any time to limit our sharing.

Questions?	www.aberdeen-asset.us

Who we are
Who is providing this notice?	This Privacy Notice is being provided by Aberdeen Funds, a U.S.-registered open-end investment company, and North-American registered closed-end investment companies managed by Aberdeen Asset Management Inc. or its affiliates.
What we do
How do Aberdeen Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do Aberdeen Funds collect my personal information?

We collect your personal information, for example, when you:

•      Open an account or give us your contact information

•     Provide account information or make wire transfers

•      Make deposits or withdrawals from your account

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•      Sharing for affiliates’ everyday business purposes—information about your creditworthiness

•      Affiliates from using your information to market to you

•      Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•     Our affiliates include companies with an Aberdeen Asset Management name and wholly-owned subsidiaries of Aberdeen Asset Management PLC, a global financial services company.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Aberdeen Funds do not share personal information with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Aberdeen Funds do not jointly market.

Management Information

Trustees

P. Gerald Malone, Chairman

Martin J. Gilbert

Richard H. McCoy

Neville J. Miles

Peter D. Sacks

John T. Sheehy

Warren C. Smith

John F. Solan, Jr.

Officers

Gary Marshall, President and Chief Executive Officer

Jeffrey Cotton, Chief Compliance Officer and Vice President

Sofia Rosala, Deputy Chief Compliance Officer and Vice President

Andrea Melia, Treasurer and Chief Financial Officer

Megan Kennedy, Secretary and Vice President

Brad Crombie, Vice President

Lucia Sitar, Vice President

Alan Goodson, Vice President

Adam McCabe, Vice President

Jennifer Nichols, Vice President

Hugh Young, Vice President

Eric Olsen, Assistant Treasurer

Brian O’Neill, Assistant Treasurer

Pamela Wade, Assistant Secretary

Investment Manager

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Fund Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Transfer Agent

Boston Financial Data Services, Inc.

30 Dan Road

Canton, MA 02021

Distributor

Aberdeen Fund Distributors LLC

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Sub-Administrator, Custodian & Fund Accountant

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103-2499

Fund Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019-6099

Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 aberdeen-asset.us

AOE-0142-SAR

Aberdeen Funds

Fixed Income Series

Semi-Annual Report

April 30, 2014

Aberdeen Asia Bond Fund

Aberdeen Core Fixed Income Fund

Aberdeen Emerging Markets Debt Fund

Aberdeen Emerging Markets Debt Local Currency Fund

Aberdeen Global Fixed Income Fund

Aberdeen High Yield Fund (formerly, Aberdeen U.S. High Yield Bond Fund)

Aberdeen Tax-Free Income Fund

Aberdeen Ultra-Short Duration Bond Fund

Letter to Shareholders	Page 1

Market Review	Page 2
Aberdeen Asia Bond Fund	Page 3
Aberdeen Core Fixed Income Fund	Page 13
Aberdeen Emerging Markets Debt Fund	Page 23
Aberdeen Emerging Markets Debt Local Currency Fund	Page 30
Aberdeen Global Fixed Income Fund	Page 38
Aberdeen High Yield Fund	Page 50
Aberdeen Tax-Free Income Fund	Page 58
Aberdeen Ultra-Short Duration Bond Fund	Page 65

Financial Statements	Page 72

Notes to Financial Statements	Page 100

Shareholder Expense Examples	Page 128

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at www.aberdeen-asset.us. Please read it carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Funds is distributed by Aberdeen Fund Distributors, LLC, Member FINRA, 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

Aberdeen Asset Management Inc. (AAMI) has been registered as an investment adviser under the Investment Advisers Act of 1940 since August 23,1995.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Aberdeen Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.aberdeen-asset.us or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.aberdeen-asset.us and on the Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling 1-866-667-9231; and (ii) on the Commission’s website at www.sec.gov.

Letter to Shareholders

April 30, 2014

Dear Valued Shareholder,

Welcome to the Aberdeen Funds Semi-Annual Report covering the activities for the six-month period ended April 30, 2014.

Market overview

During the reporting period, global securities markets experienced volatility as the performance of equities in developed markets and emerging markets (EM) diverged significantly. Developed market equity market performance was underpinned by improving sentiment on the back of the European Central Bank’s (ECB) interest rate cut and continued strong performance in U.S. equities. The U.S. broader-market S&P 500®1 Index and the MSCI World Index2 continued to post sizeable gains. Conversely, the sell-off in EM slowed as investors turned back to opportunities in the asset class, although risk aversion remains. Within the fixed income universe, both investment-grade and high yield bond markets gained ground during the period, while local currency debt in the emerging markets declined and was the primary global market laggard for the period.

Markets braced in the spring of 2014 as the world headed to the polls in mid-term and general elections—more than 40% of the world’s population is eligible to vote in elections in 2014. Notable was India’s general election, which saw 550 million citizens hit the polls in the largest election in world history. In the U.S., voters have been hitting the polls in primaries for mid-term elections as Republican-backed political action committees spend record amounts on congressional elections in an effort to divert support from reactionary Tea Party candidates. In Europe, tensions over Russian President Vladimir Putin’s aggressive annexation of the Crimean Peninsula in Ukraine added to uncertainty over European and EM equities. Likewise, implications for Asian markets after the military coup d’état in Thailand have yet to become entirely clear.

Anne Richards, Aberdeen Asset Management PLC’s (Aberdeen) Chief Investment Officer, provides you with a detailed insight on the investment marketplace in the Market Review and Outlook on the following page.

Aberdeen developments

As of April 1, 2014, completed the acquisition of Scottish Widows Investment Partnership (SWIP) from Lloyds Banking Group in the UK. The addition of SWIP’s approximately $230 billion of assets under management resulted in Aberdeen becoming the leading European independent asset management business, with $541 billion under management.3 The acquisition combines Aberdeen and SWIP’s strengths across fixed income, real estate, active and quantitative equities, investment solutions and alternatives. The acquisition of SWIP will not directly impact any funds in the Aberdeen Funds family but will significantly add to Aberdeen’s global capabilities.

Aberdeen received several industry awards during the period, including six Financial Communications Society (FCS) Portfolio Awards in the Business to Business, Corporate and Consumer categories for Aberdeen’s marketing initiatives in the U.S.

Since the six-months ended April 30th, Aberdeen launched two Brazil-domiciled funds establishing our new fund family “Aberdeen Brasil,” alongside Aberdeen Funds, Aberdeen Investment Funds, Aberdeen Global Select Opportunities Fund Inc. and the range of Aberdeen closed-end funds in the U.S. The funds are the Aberdeen Brasil Equity Fund4 and the Aberdeen Strategic Brasil Multimarket Fund4 and they target both retail and institutional clients. Business development efforts for the funds are being led by Aberdeen’s newly established Brazilian Business Development team in São Paulo.

Thank you for choosing Aberdeen Funds. We value your investment with us.

Kind Regards,

Gary Marshall

President

Aberdeen Funds

1

The S&P 500® Index is a market capitalization-weighted index that includes 500 leading companies in leading industries of the U.S. economy. Focusing on the large-cap segment of the market, the S&P 500® Index covers approximately 80% of available U.S. market capitalization.

2	The MSCI World Index is a free float-adjusted, market capitalization-weighted index that captures large and mid cap representation across 23 developed markets countries including: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US.
3	Credit Suisse Asset Management Weekly Review (March 21, 2014).
4	Not available for sale in the U.S.

2014 Semi-Annual Report

1

Market Review

There was a notable divergence in performance among major global equity markets during the six-month period ended April 30, 2014. Developed market indices generally moved higher over the period, significantly outperforming their emerging markets counterparts. The U.S. broader-market S&P 500® Index and the MSCI All Country World ex U.S. Index gained 8.4% and 3.1%, respectively, versus the (2.9%) return of the MSCI Emerging Markets Index over the semi-annual period. Sentiment in the developed markets was lifted by the European Central Bank’s (ECB) unexpected benchmark interest rate cut by 25 basis points to 0.25%, as well as generally improving economic data. The middle of the period saw increased risk-aversion, fueled by renewed turmoil in emerging economies, mixed U.S. and Chinese economic data, and the start of the U.S. Federal Reserve’s (Fed) tapering of its asset purchase program in January 2014. In particular, emerging markets currencies suffered a sharp sell-off. However, investor confidence appeared to strengthen after the ECB signaled that it was open to further monetary policy easing.

The strength in the U.S. equity market was attributable mainly to generally positive corporate earnings reports and steady but moderate overall improvement in economic data for much of the reporting period. This offset some uncertainty late in the period resulting from Russia’s expansion of its military presence in the Crimea region of Ukraine. Shortly after the end of the reporting period in late May, the estimate of first-quarter U.S. gross domestic product (GDP) was adjusted downward to a 1.0% decrease – a sharp drop from the 2.6% expansion in the fourth quarter of 2013 – as a decline in private inventory investment outpaced the increase in consumer spending. The harsh winter weather in much of the country contributed to the contraction in GDP.

European and UK equities also posted gains during the reporting period, but underperformed relative to U.S. stocks. Initial concerns over the Fed’s tapering of quantitative easing gave way to hope that economic recovery in the U.S. appeared more sustainable. Markets were subsequently hampered by worries of an economic hard landing in China and the growing crisis in Ukraine. Towards the end of the period, market sentiment recovered somewhat on increased merger-and-acquisition activity and the ECB’s pledge to use unconventional measures to avert potential deflation. On the economic front, the Eurozone’s recovery was lackluster amid still-elevated unemployment, but the UK economy continued to gain momentum with growth of 3.1% reported for the first quarter of 2014 – the quickest pace of activity since 2008. Japan was the main overall global stock market laggard for the reporting period, a reversal of its strong performance for the 2013 calendar year. The Japanese market was weighed down primarily by concerns over the impact of the consumption tax hike on domestic demand, as well as sluggish fourth-quarter 2013 GDP growth.

The global emerging stock markets declined over the reporting period, encountering several stretches of volatility. Ongoing anxiety about the impact of the Fed’s tapering, along with resurgent fears of a substantial economic slowdown in China, initially drove stock prices lower, but markets later rebounded as these concerns eased. Nonetheless, the upturn did not mitigate the earlier losses. Central and Eastern Europe were the primary overall market laggards, dragged down by heightened political tension over Russia’s intervention in Ukraine and its subsequent annexation of Crimea. Among emerging Asian markets, China and Thailand lagged their peers. Chinese equities were weak as soft economic data and worries over bank runs and looming bankruptcies of real estate firms dampened on investor sentiment.

Within the global fixed income universe, high yield securities outperformed investment-grade bonds for the semiannual period, with the Bank of America Merrill Lynch (BofA ML) Global High Yield Constrained Index gaining 5.1% versus the 2.1% return of the Barclays Global Aggregate Bond Index. All sectors within the BofA ML U.S. High Yield Master II Index recorded positive returns for the reporting period, led by banking and insurance. Developed market high yield sectors outside the U.S., including those in Europe/UK and Canada, as measured by the BofA ML European Issuers Constrained Index and the BofA ML Canada High Yield Index, respectively, also recorded positive returns over the reporting period. Within the global investment-grade fixed income universe, developed market government bonds broadly sold off in November and December 2013 in response to stronger U.S. economic data, a bipartisan budget deal in the U.S. Congress to avert another government shutdown, and the Fed’s surprise decision to begin tapering. The first quarter of 2014, however, marked a reversal in trend as core government bonds strengthened due to concerns over the tightening of global liquidity, weaker U.S. economic data, and fears of the conflict in Ukraine.

Outlook

In our opinion, “rotation” may be an accurate one-word description of the current global investment environment. Over the first several months of 2014, investors rotated away from developed markets and into emerging markets, and switched out of the big gainers from 2013 and into the current market laggards. Bond markets have regained some of last year’s losses at the expense of equities. The pursuit of growth has been replaced by the search for value and quality income. Similar trends can be seen at a sector level within equity markets. Last year’s highly sought-after biotechnology and smaller companies eventually hit valuations that prompted investors to switch into other less fashionable and less expensive sectors. Overall, we believe recent trends are a healthy response to pockets of overvaluation where prices became disconnected from the fundamental outlook. We think that the nature of expanding equity valuations that are not supported by earnings growth is unsustainable. Many of the trends we are seeing come back to the unusual monetary conditions we have lived through since the financial crisis of 2008. Ultra-low interest rates in the U.S., UK and Europe, along with the use of quantitative easing, have led to distortions in asset prices and investment behavior, in our view. Withdrawing such massive stimuli and returning to more normal monetary conditions is proving a slow, grinding process. Given that background, we believe that equity and bond markets could churn around at these levels in the near term, especially given the ongoing uncertainty over the political situation in Ukraine.

Anne Richards

Chief Investment Officer

Aberdeen Asset Management

2

Semi-Annual Report 2014

Aberdeen Asia Bond Fund (Unaudited)

The Aberdeen Asia Bond Fund (Class A shares at net asset value net of fees) returned 0.50% for the six-month period ended April 30, 2014, versus the (0.28%) return of its benchmark, the HSBC Asian Local Bond Index, during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of International Income Funds (consisting of 136 funds) was 2.31% for the period.

Asian local currency bond markets, as measured by the HSBC Asian Local Bond Index, closed marginally lower over the reporting period. Initial volatility was driven by uncertainty over U.S. Federal Reserve (Fed) policy direction. When the Fed finally announced a tapering of its bond-buying program in December 2013, 10-year U.S. Treasury yields rose above 3% for the first time since July 2011. At the start of 2014, the broader emerging markets came under heavy pressure, which triggered a sharp devaluation of the Argentine peso, as well as marked weakness in the Turkish lira and South African rand. In Asia, the Indian rupee and the Indonesian rupiah bore the brunt of the sell-off. Risk sentiment stabilized thereafter. Asian markets rebounded despite concerns over China’s slowing economy. Towards the end of the period, expectations of a normalization of Fed monetary policy were diminished by deteriorating U.S. economic data and softening inflation. As U.S. Treasury yields fell from recent highs, carry trades resumed, with a pick-up in flows back into emerging markets.

The Indian rupee and Korean won, along with their respective overall markets, significantly outperformed their regional peers over the reporting period. Indian bond yields remained elevated but stable at close to 9%, while the rupee was buoyed by positive market sentiment in the run-up to the elections. Korea’s bond market was weak initially, but strong flows in the final months allowed bonds to deliver positive returns at the end of the period and drive a robust rally in the won.

In Thailand, yields fell across the curve, most pronounced in the short end, on the back of deteriorating economic growth and central bank monetary policy easing. The central bank cut interest rates to a three-year low in an effort to support the economy, underscoring the impact of the deepening political quagmire on domestic demand. However, the Thai baht depreciated the most against the U.S. dollar over the period because of political uncertainty and fund outflows.

Overall, the worst regional performer was the Philippines because of weak bond and currency performance, amid rising inflation and a more hawkish central bank policy tone. Other market laggards included Indonesia and China, owing mainly to currency weakness. The Indonesian rupiah was significantly affected by the emerging market sell-off, although initial losses were mitigated by a recovery in the latter months. The Chinese yuan suffered its heaviest depreciation since the currency was depegged from the U.S. dollar in 2010. This was engineered by monetary policymakers to reduce speculative positioning ahead of the widening of the yuan’s trading band.

Meanwhile, high-yield sovereigns led the gains in Asian credit markets, although the investment-grade sector also posted positive returns. New issuance dwindled towards the end of 2013 but rebounded later, as companies sought to lock in long-term funding, given the potential for a steady rise in yields through 2014.

Our interest rate strategies added the most to Fund performance for the reporting period, driven by the positive contributions from the overweight positions in Sri Lanka and the higher-yielding Indian market relative to the benchmark HSBC Asian Local Bond Index. In U.S. dollar-denominated Asian credit, the Fund’s exposure to the financials sector also bolstered performance.

Our currency strategy was the primary detractor from Fund performance owing to the exposure to the Chinese yuan, which fell against the U.S. dollar over the reporting period.

Regarding derivatives, the Fund’s use of currency forwards had a negative impact on performance, primarily because of the negative carry associated with hedging the Indian bond exposure, while the Fund’s exposure to the Chinese yuan also was a detractor. The Fund’s use of U.S. Treasury futures to hedge the U.S. interest rate risk was a modest contributor to performance.

During the period, we reduced the Fund’s Asian currency beta and had a long U.S. dollar positioning relative to the benchmark, but we closed some of the positions on the back of a currency sell-off at the start of 2014. We subsequently rebuilt the Fund’s long-dollar positioning in the Thai baht, Korean won, Indonesian rupiah and Indian rupee. We also sought to capitalize on the policy-engineered sell-off in the yuan to add to the overweight position in that currency. In local rates strategies, we reduced exposure to Thailand as we believed that expectations of monetary policy easing were fully priced into yields. Conversely, we added to the position in India, where rates remained elevated because of the Indian central bank’s monetary policy tightening bias.

In our opinion, investor focus remains on the U.S. recovery and how this will influence Fed policy decisions and capital flows in Asia. While monetary policymakers are providing some support for growth, we believe that they are more intent on addressing domestic imbalances and driving reform, which may be at the expense of growth. Consumer prices remain inflated in India and Indonesia. We think that the inflation cycle in India will take some time to roll over and there is the ever-present risk of a food-price shock if agricultural production is affected by adverse weather. In Indonesia, we feel that a domestic fuel price hike after the elections could add 2% to inflation, which at the very least would deter the central bank from easing monetary policy.1 Inflation is also accelerating in the Philippines, Malaysia, Korea and Thailand. For the first three countries cited, where growth conditions are fairly well-supported, we believe that the probability of policy rate hikes is fairly high over the next six to nine months. Another key area of interest would be politics, with India, Indonesia and Thailand drawing the most attention, in our view. We continue to be cautious over the short term.

Regarding Australia, we are upbeat about the economic outlook in the year ahead. We expect growth to reach historical average levels

1	Forecasts and estimates are offered as opinion and are not reflective of potential performance, are not guaranteed and actual events or results may differ materially.

Semi-Annual Report 2014

3

Aberdeen Asia Bond Fund (Unaudited) (concluded)

due to a faster recovery in consumption and positive contributions from net exports and residential investment. Evidence that interest-rate-sensitive sectors are responding to easier financial conditions has become clearer since the latter part of 2013, in our view. Although our outlook for non-mining investment remains cautious, business conditions have improved. We think that this, in turn, may help to stabilize the labor market. Retail spending accelerated strongly into the end of 2013 as well, better reflecting the improving consumer confidence. We continue to anticipate underlying inflation to remain in the upper half of the central bank’s target band, with headline inflation rising more quickly.

Portfolio Management:

Aberdeen Asian Fixed Income Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Concentrating investments in the Asian region subjects the Fund to more volatility and greater risk of loss than geographically diverse mutual funds.

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Foreign securities are more volatile, harder to price and less liquid than U.S. securities; and are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries.

Derivatives are speculative and may hurt the Fund’s performance. They present the risk of disproportionately increased losses and/or reduced gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Please read the prospectus for more detailed information regarding these risks.

Semi-Annual Report 2014

4

Aberdeen Asia Bond Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2014)		Six Month†		1 Yr.		5 Yr.	Inception[2]
Class A3	w/o SC	0.50%		(6.44%	)	6.98%	4.31%
	w/SC4	(3.74%	)	(10.41%	)	6.06%	3.67%
Class C3	w/o SC	0.05%		(7.16%	)	6.63%	4.07%
	w/SC5	(0.91%	)	(8.05%	)	6.63%	4.07%
Class R3,6	w/o SC	0.33%		(6.77%	)	6.83%	4.21%
Institutional Service Class[6]	w/o SC	0.52%		(6.51%	)	6.92%	4.27%
Institutional Class[6]	w/o SC	0.61%		(6.20%	)	7.09%	4.39%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value per share and/or financial statement adjustments.

†	Not Annualized
1	Returns presented for the Fund for periods prior to July 20, 2009 reflect the performance of the predecessor fund (the “Predecessor Fund”). The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	The Fund commenced operations on May 1, 2007.
3	Returns before the first offering of Class A, Class C and Class R (February 27, 2012) are based on the previous performance of the Institutional Class. The performance of Class A, Class C and Class R is substantially similar to what the Institutional Class would have produced because all classes invest in the same portfolio of securities. Returns for the Class A, Class C and Class R shares would only differ to the extent of the differences in expenses of the classes.
4	A 4.25% front-end sales charge was deducted.
5	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six months and one year return because it is charged when Class C shares are sold within the first year after purchase.
6	Not subject to any sales charges.

2014 Semi-Annual Report

5

Aberdeen Asia Bond Fund (Unaudited)

Performance of a $10,000 Investment (as April 30, 2014)

Comparative performance of $10,000 invested in the Institutional Class shares of the Aberdeen Asia Bond Fund, the HSBC Asian Local Bond Index (ALBI) and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The HSBC ALBI is a market capitalization-weighted index that tracks the total return performance of liquid bonds, denominated in local currencies of China, Hong Kong, India, Indonesia, Korea, Malaysia, the Philippines, Singapore, Taiwan, and Thailand.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2014 (Unaudited)

Asset Allocation
Government Bonds	44.3%
Corporate Bonds	42.9%
Sovereign Agency	3.5%
Repurchase Agreement	3.3%
Government Agencies	3.1%
Special Purpose Banks	0.8%
Other assets in excess of liabilities	2.1%
100.0%

The following chart summarizes the composition of the Fund’s portfolio, expressed as a percentage of net assets. The industries listed below may include more than one industry group. As of April 30, 2014, the Fund did not have more than 25% of its assets invested in any industry group.

Top Industries
Commercial Banks	13.7%
Electric Utilities	7.8%
Oil, Gas & Consumable Fuels	3.4%
Real Estate	2.7%
Gas Utilities	2.3%
Diversified Financial Services	2.2%
Real Estate Investment Trust (REIT) Funds	1.9%
Special Purpose Banks	1.2%
Chemicals	0.9%
Real Estate Management & Development	1.0%
Other	62.9%
100.0%

Top Holdings*
Korea Treasury Bond, Series 1703 03/10/2017	3.8%
Thailand Government Bond, Series ILB 07/14/2021	3.7%
Malaysia Government Bond, Series 0210 09/15/2017	3.3%
Axis Bank Ltd., Series 21 12/31/2022	3.0%
Malaysia Government Bond, Series 0512 10/31/2017	2.6%
Korea Treasury Bond, Series 2106 06/10/2021	2.5%
Korea Treasury Bond, Series 2303 03/10/2023	2.5%
Malaysia Government Bond, Series 0511 09/28/2018	2.2%
Korea Treasury Bond 03/10/2018	2.0%
Korea Treasury Bond, Series 1506 06/10/2015	2.0%
Other	72.4%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Top Countries
Republic of South Korea	22.3%
China	14.4%
Malaysia	12.4%
India	10.9%
Indonesia	9.4%
Thailand	7.6%
Singapore	6.6%
Hong Kong	4.3%
Philippines	4.1%
United States	3.3%
Other	4.7%
100.0%

2014 Semi-Annual Report

6

Statement of Investments

April 30, 2014 (Unaudited)

Aberdeen Asia Bond Fund

	Shares or Principal Amount	Value
CORPORATE BONDS (42.9%)
CHINA (8.3%)
Chemicals (0.3%)
Yingde Gases Investment Ltd. (USD), 8.13%, 04/22/2018 (a)	$741,000	$753,041
Gas Utilities (2.1%)
China Resources Gas Group Ltd. (USD), 4.50%, 04/05/2022 (a)	2,000,000	2,016,146
ENN Energy Holdings Ltd. (USD), 6.00%, 05/13/2021 (a)	1,400,000	1,525,426
Talent Yield Investments Ltd. (USD), 4.50%, 04/25/2022 (a)	900,000	901,320
		4,442,892
Oil & Gas Services (0.8%)
COSL Finance BVI Ltd. (USD), 3.25%, 09/06/2022 (a)	1,800,000	1,662,995
Oil, Gas & Consumable Fuels (2.1%)
CNOOC Finance 2012 Ltd. (USD), 3.88%, 05/02/2022 (a)	1,600,000	1,581,287
CNOOC Finance 2013 Ltd. (USD), 3.00%, 05/09/2023	900,000	825,542
CNPC General Capital Ltd. (USD), 3.40%, 04/16/2023 (a)	518,000	489,286
Sinopec Capital 2013 Ltd. (USD), 3.13%, 04/24/2023 (a)	800,000	740,934
Sinopec Group Overseas Development 2012 Ltd. (USD), 4.88%, 05/17/2042 (a)	200,000	197,715
Sinopec Group Overseas Development 2013 Ltd. (USD), 4.38%, 10/17/2023 (a)	400,000	407,040
Sinopec Group Overseas Development 2014 Ltd. (USD), 4.38%, 04/10/2024 (a)	303,000	305,845
		4,547,649
Real Estate (2.0%)
CIFI Holdings Group Co. Ltd. (USD), 12.25%, 04/15/2018 (a)	800,000	845,000
Country Garden Holdings Co. Ltd. (USD), 7.25%, 04/04/2021 (a)	800,000	740,000
Franshion Brilliant Ltd. (USD), 5.38%, 10/17/2018 (a)	400,000	405,000
Franshion Investment Ltd. (USD), 4.70%, 10/26/2017 (a)	600,000	603,000
Trillion Chance Ltd. (USD), 8.50%, 01/10/2019 (a)	770,000	750,750
Wanda Properties Overseas Ltd. (USD), 4.88%, 11/21/2018 (a)	1,000,000	981,798
		4,325,548
Real Estate Management & Development (0.9%)
China Overseas Finance Cayman Island II Ltd. (USD), 5.50%, 11/10/2020 (a)	1,200,000	1,251,229
KWG Property Holding Ltd. (USD), 13.25%, 03/22/2017 (a)	600,000	666,000
		1,917,229
		17,649,354
HONG KONG (4.3%)
Diversified Financial Services (1.8%)
HLP Finance Ltd. (USD), EMTN, 4.75%, 06/25/2022 (a)	1,811,000	1,806,338
Swire Properties MTN Financing Ltd.
(USD), EMTN, 2.75%, 03/07/2020 (a)	200,000	192,436
(USD), EMTN, 4.38%, 06/18/2022 (a)	1,800,000	1,850,395
		3,849,169
Diversified Holding Companies (0.6%)
Hutchison Whampoa International Ltd.
(USD), 7.63%, 04/09/2019 (a)	200,000	243,809
(USD), 4.63%, 01/13/2022 (a)	500,000	530,759
(USD), 7.45%, 11/24/2033 (a)	300,000	408,963
		1,183,531
Electrical Components & Equipment (0.5%)
Metropolitan Light International Ltd. (USD), EMTN, 5.25%, 01/17/2018 (a)	1,100,000	1,115,510
Insurance (0.7%)
AIA Group Ltd.
(USD), 2.25%, 03/11/2019 (a)	200,000	197,902
(USD), EMTN, 3.13%, 03/13/2023 (a)	1,362,000	1,278,741
		1,476,643
Internet (0.2%)
Pacnet Ltd. (USD), 9.00%, 12/12/2018 (a)	400,000	428,000
Oil, Gas & Consumable Fuels (0.1%)
MIE Holdings Corp. (USD), 7.50%, 04/25/2019 (a)	219,000	220,369
Real Estate Investment Trust (REIT) Funds (0.4%)
Champion MTN Ltd. (USD), EMTN, 3.75%, 01/17/2023 (a)	878,000	778,553
		9,051,775
INDIA (10.1%)
Commercial Banks (5.9%)
Axis Bank Ltd., Series 21 (INR), 9.15%, 12/31/2022	390,000,000	6,297,045
Bank of Baroda (USD), 5.00%, 08/24/2016 (a)	550,000	577,736
HDFC Bank Ltd. (USD), EMTN, 3.00%, 03/06/2018 (a)	900,000	883,026
ICICI Bank Ltd.
(USD), 4.80%, 05/22/2019 (a)	335,000	347,433
(INR), 9.15%, 12/31/2022	250,000,000	4,050,583
State Bank of India (USD), 3.62%, 04/17/2019 (a)	400,000	395,730
		12,551,553

See accompanying notes to financial statements.

2014 Semi-Annual Report

7

Statement of Investments (continued)

April 30, 2014 (Unaudited)

Aberdeen Asia Bond Fund

	Shares or Principal Amount	Value
Electric Utilities (4.2%)
NTPC Ltd. (USD), EMTN, 5.63%, 07/14/2021 (a)	$1,000,000	$1,037,053
Power Grid Corp. of India Ltd., Series B (INR), 9.25%, 12/26/2016	216,250,000	3,547,905
Rural Electrification Corp. Ltd., Series 103 (INR), 9.35%, 10/19/2016	258,000,000	4,256,510
		8,841,468
		21,393,021
INDONESIA (2.8%)
Coal (0.5%)
Indo Energy Finance BV (USD), 7.00%, 05/07/2018 (a)	600,000	579,000
Indo Enrergy Finance II BV (USD), 6.38%, 01/24/2023 (a)	600,000	465,750
		1,044,750
Commercial Banks (1.3%)
Bank OCBC Nisp Tbk PT, Series OB (IDR), 6.90%, 02/19/2015	32,000,000,000	2,696,464
Electric Utilities (1.0%)
Majapahit Holding BV (USD), 7.88%, 06/29/2037 (a)	1,200,000	1,330,500
Perusahaan Listrik Negara PT (USD), EMTN, 5.25%, 10/24/2042 (a)	1,131,000	923,179
		2,253,679
		5,994,893
MALAYSIA (3.4%)
Commercial Banks (2.6%)
AmBank M Bhd, MTN (MYR), 4.95%, 03/25/2015	5,000,000	1,546,368
AMBB Capital (L) Ltd. (USD), 6.77%, 01/27/2016 (b)(c)	1,000,000	1,003,761
Bank Pembangunan Malaysia Bhd, MTN (MYR), 4.15%, 04/10/2015 (d)	5,000,000	1,541,047
Public Bank Bhd (USD), 6.84%, 08/22/2036 (c)	400,000	415,646
SBB Capital Corp. (USD), 6.62%, 11/02/2015 (a)(b)(c)	1,000,000	1,025,000
		5,531,822
Diversified Financial Services (0.4%)
Danga Capital Bhd (CNH), 2.90%, 10/20/2014 (a)	5,000,000	798,646
Oil, Gas & Consumable Fuels (0.4%)
PETRONAS Global Sukuk Ltd. (USD), 4.25%, 08/12/2014 (a)	50,000	50,461
PETRONAS Capital Ltd. (USD), 7.88%, 05/22/2022 (a)	600,000	780,851
		831,312
		7,161,780
MEXICO (0.5%)
Diversified Minerals (0.5%)
Minera y Metalergica del Boleo SA de CV (Korea Resources Corp.) (USD), 2.88%, 05/07/2019 (a)	1,122,000	1,116,704
PHILIPPINES (1.6%)
Diversified Telecommunication Services (0.5%)
Philippine Long Distance Telephone Co. (USD), EMTN, 8.35%, 03/06/2017	1,000,000	1,158,750
Electric Utilities (1.1%)
Power Sector Assets & Liabilities Management Corp.
(USD), 7.25%, 05/27/2019 (a)(d)	1,000,000	1,202,500
(USD), 7.39%, 12/02/2024 (a)(d)	880,000	1,114,300
		2,316,800
		3,475,550
REPUBLIC OF SOUTH KOREA (5.5%)
Commercial Banks (1.8%)
Busan Bank (USD), EMTN, 4.13%, 02/09/2017 (a)	1,300,000	1,375,678
Shinhan Bank
(USD), 1.88%, 07/30/2018 (a)	600,000	584,047
(USD), 5.66%, 03/02/2035 (a)(c)	1,300,000	1,335,750
Woori Bank Co. Ltd. (USD), 4.75%, 04/30/2024 (a)	676,000	673,459
		3,968,934
Commercial Services & Supplies (0.8%)
Korea Expressway Corp.
(USD), EMTN, 4.50%, 03/23/2015 (a)	1,350,000	1,391,216
(USD), 1.88%, 10/22/2017 (a)	250,000	249,805
		1,641,021
Electric Utilities (1.5%)
Korea Hydro & Nuclear Power Co. Ltd. (USD), 3.00%, 09/19/2022 (a)	2,000,000	1,931,066
Korea South-East Power Co. Ltd.
(USD), 6.00%, 05/25/2016 (a)	700,000	765,639
(USD), EMTN, 3.63%, 01/29/2017 (a)	450,000	471,575
		3,168,280
Gas Utilities (0.2%)
Korea Gas Corp.
(USD), 2.25%, 07/25/2017 (a)	200,000	202,625
(USD), 2.88%, 07/29/2018 (a)	200,000	203,147
		405,772
Special Purpose Banks (1.2%)
Export-Import Bank of Korea (USD), 4.00%, 01/11/2017	50,000	53,523
Korea Finance Corp. (USD), 3.25%, 09/20/2016	2,400,000	2,510,906
		2,564,429

See accompanying notes to financial statements.

Semi-Annual Report 2014

8

Statement of Investments (continued)

April 30, 2014 (Unaudited)

Aberdeen Asia Bond Fund

	Shares or Principal Amount	Value
SINGAPORE (3.7%)
Commercial Banks (1.2%)
Oversea-Chinese Banking Corp. Ltd.
(USD), EMTN, 3.75%, 11/15/2022 (a)(c)	$50,000	$51,095
(USD), 3.15%, 03/11/2023 (a)(c)	1,300,000	1,292,474
United Overseas Bank Ltd. (USD), EMTN, 2.88%, 10/17/2022 (a)(c)	1,300,000	1,298,440
		2,642,009
Diversified Telecommunication Services (0.3%)
TBG Global Pte Ltd. (USD), 4.63%, 04/03/2018 (a)	600,000	590,250
Real Estate (0.7%)
CapitaMalls Asia Treasury Ltd. (SGD), EMTN, 3.95%, 08/24/2017	1,750,000	1,471,265
Real Estate Investment Trust (REIT) Funds (1.5%)
CMT MTN Pte. Ltd.
(SGD), MTN, 2.85%, 09/01/2014	2,000,000	1,605,016
(USD), EMTN, 4.32%, 04/08/2015 (a)	1,500,000	1,536,519
		3,141,535
		7,845,059
SRI LANKA (0.2%)
Commercial Banks (0.2%)
Bank of Ceylon (USD), 5.33%, 04/16/2018 (a)	400,000	397,500
THAILAND (2.1%)
Chemicals (0.6%)
PTT Global Chemical PCL (USD), 4.25%, 09/19/2022 (a)	1,200,000	1,181,042
Commercial Banks (0.7%)
Bangkok Bank PCL
(USD), MTN, 5.00%, 10/03/2023 (a)	400,000	418,702
(USD), 9.03%, 03/15/2029 (a)	50,000	65,611
Siam Commercial Bank PCL (USD), 3.50%, 04/07/2019 (a)	1,032,000	1,037,523
		1,521,836
Oil, Gas & Consumable Fuels (0.8%)
PTTEP Canada International Finance Ltd. (USD), EMTN, 5.69%, 04/05/2021 (a)	700,000	772,359
Thai Oil PCL (USD), 3.63%, 01/23/2023 (a)	1,025,000	958,915
		1,731,274
		4,434,152
Total Corporate Bonds		91,086,099
GOVERNMENT BONDS (44.3%)
CHINA (5.3%)
China Government Bond Series 1317 (CNY), 3.77%, 08/15/2016 (e)	1,000,000	159,409
Series 1313 (CNY), 3.09%, 05/30/2018 (e)	10,000,000	1,541,110
Series 1216 (CNY), 3.25%, 09/06/2019 (e)	11,000,000	1,683,079
Series 1019 (CNY), 3.41%, 06/24/2020 (e)	20,000,000	3,056,882
Series 1124 (CNY), 3.57%, 11/17/2021 (e)	22,000,000	3,347,499
Series 1318 (CNY), 4.08%, 08/22/2023 (e)	10,000,000	1,560,192
		11,348,171
INDIA (0.8%)
India Government Bond (INR), 7.28%, 06/03/2019	107,000,000	1,669,601
INDONESIA (4.5%)
Indonesia Government International Bond
(USD), 5.88%, 03/13/2020 (a)	1,200,000	1,314,000
(USD), EMTN, 3.38%, 04/15/2023 (a)	1,006,000	911,688
(USD), EMTN, 4.63%, 04/15/2043 (a)	1,800,000	1,509,750
Indonesia Treasury Bond
Series FR69 (IDR), 7.88%, 04/15/2019	7,900,000,000	690,135
Series FR70 (IDR), 8.38%, 03/15/2024	15,500,000,000	1,369,481
Series FR54 (IDR), 9.50%, 07/15/2031	9,000,000,000	844,614
Series FR58 (IDR), 8.25%, 06/15/2032	24,800,000,000	2,082,844
Series FR68 (IDR), 8.38%, 03/15/2034	11,000,000,000	930,026
		9,652,537
MALAYSIA (8.1%)
Malaysia Government Bond
Series 0210 (MYR), 4.01%, 09/15/2017	22,700,000	7,056,631
Series 0512 (MYR), 3.31%, 10/31/2017	17,993,000	5,472,776
Series 0511 (MYR), 3.58%, 09/28/2018	15,200,000	4,646,522
		17,175,929
PHILIPPINES (2.5%)
Philippine Government Bond, Series 2017 (PHP), 8.00%, 07/19/2031	116,000,000	3,478,665
Philippine Government International Bond
(USD), 8.38%, 06/17/2019	700,000	889,000
(USD), 6.50%, 01/20/2020	700,000	832,125
		5,199,790
REPUBLIC OF SOUTH KOREA (15.7%)
Korea Treasury Bond
Series 1506 (KRW), 3.25%, 06/10/2015	4,400,000,000	4,283,389
Series 1703 (KRW), 3.50%, 03/10/2017	8,250,000,000	8,112,162
Series 1803 (KRW), 2.75%, 03/10/2018	4,500,000,000	4,309,300
Series 1809 (KRW), 3.25%, 09/10/2018	3,600,000,000	3,501,529
Series 2106 (KRW), 1.50%, 06/10/2021 (g)	5,582,967,000	5,403,029
Series 2206 (KRW), 3.75%, 06/10/2022	900,000,000	889,851

See accompanying notes to financial statements.

2014 Semi-Annual Report

9

Statement of Investments (continued)

April 30, 2014 (Unaudited)

Aberdeen Asia Bond Fund

	Shares or Principal Amount	Value
Series 2303 (KRW), 3.00%, 03/10/2023	$5,600,000,000	$5,220,752
Series 2309 (KRW), 3.38%, 09/10/2023	1,700,000,000	1,627,433
		33,347,445
SRI LANKA (1.9%)
Sri Lanka Government Bonds (LKR), Series A 8.50%, 11/01/2015	180,000,000	1,399,195
Series B (LKR), 8.50%, 07/15/2018	273,000,000	2,082,049
Series A (LKR), 8.00%, 11/15/2018	24,000,000	177,605
Sri Lanka Government International Bond
(USD), 6.25%, 07/27/2021 (a)	350,000	360,500
		4,019,349
THAILAND (5.5%)
Thailand Government Bond
(THB), 3.63%, 05/22/2015	29,000,000	910,561
(THB), 4.13%, 11/18/2016	70,900,000	2,284,457
(THB), 3.45%, 03/08/2019	19,000,000	595,833
Series ILB (THB), 1.20%, 07/14/2021 (a)(g)	245,400,106	7,785,690
		11,576,541
Total Government Bonds		93,989,364
GOVERNMENT AGENCIES (4.3%)
CHINA (0.8%)
China Development Bank (CNY), 5.80%, 01/03/2016	10,000,000	1,624,207
INDONESIA (0.4%)
Pertamina Persero PT (USD), MTN, 4.30%, 05/20/2043 (a)	900,000	817,875
REPUBLIC OF SOUTH KOREA (0.2%)
Korea Land & Housing Corp.
(USD), 1.88%, 08/02/2017 (a)	500,000	499,954
SINGAPORE (2.9%)
Housing & Development Board
(SGD), MTN, 2.02%, 02/22/2016	3,000,000	2,432,474
(SGD), MTN, 1.83%, 11/21/2018 (a)	2,750,000	2,146,075
(SGD), MTN, 3.14%, 03/18/2021	2,000,000	1,618,239
		6,196,788
Total Government Agencies		9,138,824
SOVEREIGN AGENCY (3.5%)
INDONESIA (1.7%)
Indonesia Government Bonds, Barclays Bank PLC Credit-Linked Notes (IDR), EMTN, 9.50%, 06/17/2015	41,000,000,000	3,638,455
MALAYSIA (0.9%)
Bank Negara Malaysia Monetary Notes
Series 3813 (MYR), 0.00%, 06/19/2014 (g)	2,980,000	909,026
Series 7813 (MYR), 0.00%, 07/17/2014 (g)	2,970,000	903,984
		1,813,010
REPUBLIC OF SOUTH KOREA (0.9%)
Korea Monetary Stabilization Bond, Series 1506 (KRW), 2.76%, 06/02/2015	2,000,000,000	1,936,845
Total Sovereign Agency		7,388,310
REPURCHASE AGREEMENT (3.3%)
UNITED STATES (3.3%)
Fixed Income Clearing Corp., 0.01%, dated 04/30/2014, due 05/01/2014, repurchase price $7,047,000, collateralized by U.S. Treasury Bond, maturing 8/15/2042; total market value of $7,190,550	7,047,000	7,047,000
Total Repurchase Agreement		7,047,000
Total Investments (Cost $213,460,157) (h)—97.9%		207,831,722

Other assets in excess of liabilities—2.1%		4,399,704
Net Assets—100.0%		$212,231,426

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely.
(c)	Variable or Floating Rate Security. Rate disclosed is as of April 30, 2014.
(d)	This security is government guaranteed.
(e)	China A shares. These shares are issued in local currency, traded in the local stock markets and are held through a qualified foreign institutional investor license.
(f)	Issued with a zero coupon.
(g)	Inflation linked security.
(h)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
CNH	Chinese Yuan Renminbi Offshore
CNY	Chinese Yuan Renminbi
EMTN	Euro Medium Term Note
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
LKR	Sri Lanka Rupee
MTN	Medium Term Note
MYR	Malaysian Ringgit
PHP	Philippine Peso
REIT	Real Estate Investment Trust
SGD	Singapore Dollar
THB	Thai Baht
USD	U.S. Dollar

See accompanying notes to financial statements.

Semi-Annual Report 2014

10

Statement of Investments (continued)

April 30, 2014 (Unaudited)

Aberdeen Asia Bond Fund

At April 30, 2014, the Fund held the following futures contracts:

Futures Contracts	Counterparty	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation/ (Depreciation)
United States Treasury Note 6%-2 year	UBS	(7)	06/30/2014	$(3,297)
United States Treasury Note 6%-5 year	UBS	15	06/30/2014	1,041
United States Treasury Note 6%-10 year	UBS	(389)	06/19/2014	74,683
United States Treasury Bond 6%-30 year	UBS	23	06/19/2014	66,050
				$138,477

At April 30, 2014, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date*	Counterparty		Amount Purchased		Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
Chinese Yuan Renminbi Offshore/United States Dollar
10/30/2014	Credit Suisse	CNH	66,144,750	USD	10,750,000	$10,517,563	$(232,437)
10/30/2014	UBS	CNH	6,739,426	USD	1,100,000	1,071,625	(28,375)
03/10/2015	Credit Suisse	CNY	43,491,000	USD	7,000,000	6,884,747	(115,253)
03/10/2015	Deutsche Bank	CNY	112,538,500	USD	18,200,000	17,815,160	(384,840)
Hong Kong Dollar/United States Dollar
05/14/2014	Standard Chartered Bank	HKD	49,241,710	USD	6,350,000	6,351,501	1,501
Indian Rupee/United States Dollar
05/12/2014	UBS	INR	12,736,500	USD	210,000	210,853	853
Indonesian Rupiah/United States Dollar
06/12/2014	Goldman Sachs	IDR	92,905,050,000	USD	8,050,000	7,985,006	(64,994)
Japanese Yen/United States Dollar 07/09/2014	Standard Chartered Bank	JPY	225,606,480	USD	2,200,000	2,207,649	7,649
Malaysian Ringgit/United States Dollar 06/30/2014	Credit Suisse	MYR	17,256,200	USD	5,200,000	5,263,419	63,419
06/30/2014	Deutsche Bank	MYR	19,558,305	USD	6,030,000	5,965,598	(64,402)
Philippine Peso/United States Dollar 06/16/2014	UBS	PHP	427,957,200	USD	9,630,000	9,592,442	(37,558)
Singapore Dollar/United States Dollar 06/16/2014	Standard Chartered Bank	SGD	28,303,388	USD	22,695,000	22,576,370	(118,630)
South Korean Won/United States Dollar 06/16/2014	State Street	KRW	13,722,060,000	USD	13,200,000	13,270,370	70,370
Thai Baht/United States Dollar 06/12/2014	Royal Bank of Canada	THB	91,252,000	USD	2,800,000	2,818,461	18,461
06/30/2014	Goldman Sachs	THB	60,282,000	USD	1,800,000	1,860,519	60,519
06/30/2014	UBS	THB	175,624,260	USD	5,420,000	5,420,397	397
						$119,811,680	$(823,320)

See accompanying notes to financial statements.

2014 Semi-Annual Report

11

Statement of Investments (concluded)

April 30, 2014 (Unaudited)

Aberdeen Asia Bond Fund

Sale Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Chinese Yuan Renminbi Offshore 10/30/2014	Royal Bank of Canada	USD	4,400,000	CNH	27,652,698	$4,397,008	$2,992
03/10/2015	HSBC	USD	410,000	CNY	2,565,370	406,105	3,895
United States Dollar/Indian Rupee 05/12/2014	HSBC	USD	7,800,000	INR	481,891,800	7,977,713	(177,713)
05/12/2014	UBS	USD	1,200,000	INR	74,340,000	1,230,698	(30,698)
06/09/2014	Royal Bank of Canada	USD	1,100,000	INR	67,281,500	1,107,258	(7,258)
United States Dollar/Indonesian Rupiah 06/12/2014	HSBC	USD	7,100,000	IDR	82,395,500,000	7,081,731	18,269
United States Dollar/Japanese Yen 07/09/2014	Standard Chatered Bank	USD	2,200,000	JPY	223,954,720	2,191,485	8,515
United States Dollar/Malaysian Ringgit 06/30/2014	Credit Suisse	USD	2,999,999	MYR	9,978,000	3,043,450	(43,451)
06/30/2014	Deutsche Bank	USD	5,920,000	MYR	19,201,520	5,856,772	63,228
06/30/2014	Goldman Sachs	USD	4,100,000	MYR	13,413,610	4,091,367	8,633
United States Dollar/Philippine Peso 06/16/2014	UBS	USD	6,600,000	PHP	293,766,000	6,584,615	15,385
United States Dollar/Singapore Dollar 06/16/2014	Credit Suisse	USD	2,000,000	SGD	2,504,400	1,997,650	2,350
06/16/2014	Royal Bank of Canada	USD	4,300,000	SGD	5,397,489	4,305,340	(5,340)
United States Dollar/South Korean Won 06/16/2014	Goldman Sachs	USD	2,500,000	KRW	2,583,250,000	2,498,217	1,783
06/16/2014	State Street	USD	11,150,000	KRW	11,590,982,500	11,209,441	(59,441)
United States Dollar/Thai Baht 06/30/2014	State Street	USD	2,100,000	THB	68,271,000	2,107,089	(7,089)
06/30/2014	UBS	USD	5,609,999	THB	181,780,830	5,610,410	(411)
						$71,696,349	$(206,351)

*	Certain contracts with different trade dates and like characteristics have been shown net.

See accompanying notes to financial statements.

Semi-Annual Report 2014

12

Aberdeen Core Fixed Income Fund (Unaudited)

The Aberdeen Core Fixed Income Fund (Class A shares at net asset value net of fees) returned 2.26% for the six-month period ended April 30, 2014, versus the 1.74% return of its benchmark, the Barclays U.S. Aggregate Bond Index, for the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Core Bond Funds (consisting of 497 funds) was 2.07% for the period.

The U.S. fixed income market, as measured by the Barclays U.S. Aggregate Bond Index, produced positive results over the reporting period. All sectors within the Index provided positive performance over the reporting period. Interest rates generally tracked investor expectations concerning the tapering of the Federal Reserve’s (Fed) quantitative easing (QE) program. In December 2013, the Fed began to reduce its purchases of U.S. Treasury and agency mortgage-backed securities (MBS) by $10 billion ($5 billion each). The market’s initial reaction was to ratchet rates higher in late 2013. However, once investors began to assess the predictability and impact of the taper approach, rate volatility subsided. By the end of the reporting period, rates were modestly higher compared to their levels on October 31, 2013 for all maturities of the U.S. Treasury yield curve, with the exception of the 30-year bond, which was incrementally lower. The 10- and 30-year Treasury yields stood at 2.65% and 3.46%, respectively, at April 30, 2014. At the end of the reporting period, all of the yields along the curve were substantially higher than their levels 12 months earlier. Corporate balance sheets and income statements remain strong. There was continued strength in the U.S. housing market, although the pricing growth curve moderated over the reporting period.

Fund performance for the period was bolstered mainly by security selection in the corporate, commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) sectors. Additionally, the Fund’s overweight allocations relative to its benchmark, the Barclays U.S. Aggregate Bond Index, to all of the spread (non-Treasury) sectors produced positive results. All sectors within the Fund’s corporate holdings provided positive relative returns. Non-agency MBS also contributed to the Fund’s relative performance.

Fund performance for the reporting period was hampered by the exposure to government-related securities. Regarding the use of derivatives, the Fund employed U.S. Treasury futures as hedges against interest-rate risk during the period, which had a slightly positive impact on performance over the period.

During the period, we reduced the Fund’s exposure to all of the structured products sectors (MBS, ABS and CMBS), as well as corporate securities. Conversely, we increased the allocation to the municipal securities sector over the six-month period. Within corporates, we decreased the exposure to all of the sectors. In the MBS segment of the Fund, we trimmed holdings in pass-throughs in favor of collateralized mortgage obligations (CMOs). Despite the allocation shifts, at the end of the period, the Fund remained significantly overweight relative to the benchmark Barclays U.S. Aggregate Bond Index in all of the spread sectors (structured products, corporate and municipal securities), and was notably underweight U.S. Treasury and government-related securities. At the end of the period, the Fund’s largest absolute positions were in MBS, corporates and U.S. Treasury securities. Relative to the benchmark, the Fund’s most substantial overweights were MBS, corporate bonds and ABS, with corresponding significant underweights in Treasuries and other government-related issues.

We believe that the Fed may continue to attempt to engineer low short-term interest rates for a protracted period of time, while tapering its QE program in earnest. Over the next few years, we do not anticipate significant upwards moves in rates. Despite the historically tight option-adjusted spreads of many of the market’s spread sectors, we are still able to find what we believe are attractive opportunities in those sectors. Corporate profitability has been sustained, and the housing market has shown resiliency.

Portfolio Management:

Aberdeen U.S. Fixed Income Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Derivatives are speculative and may hurt the Fund’s performance. They present the risk of disproportionately increased losses and/or reduced gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Please read the prospectus for more detailed information regarding these risks.

13

2014 Semi-Annual Report

Aberdeen Core Fixed Income Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2014)		Six Month†		1 Yr.		5 Yr.	10 Yr.
Class A	w/o SC	2.26%		(0.10%	)	5.17%	4.40%
	w/SC2	(2.04%	)	(4.34%	)	4.25%	3.95%
Class C	w/o SC	1.90%		(0.82%	)	4.41%	3.63%
	w/SC3	0.90%		(1.80%	)	4.41%	3.63%
Institutional Service Class[4,5]	w/o SC	2.49%		0.20%		5.44%	4.65%
Institutional Class[4,6]	w/o SC	2.49%		0.19%		5.42%	4.64%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value per share and/or financial statement adjustments.

†	Not Annualized
1	Returns prior to July 12, 2010 reflect the performance of a predecessor fund (“the Predecessor Fund”). The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 4.25% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six months and one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.
5	Returns before the first offering of the Institutional Service Class Shares (July 12, 2010) are based on the performance of the Class Y shares of the Predecessor Fund. The performance is substantially similar to what Institutional Service Class Shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares would only differ to the extent of the differences in expenses of the two classes.
6	Returns before the first offering of the Institutional Class Shares (July 12, 2010) are based on the performance of Class Y shares of the Predecessor Fund. The performance is substantially similar to what Institutional Class Shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class shares would only differ to the extent of the differences in expenses of the two classes.

2014 Semi-Annual Report

14

Aberdeen Core Fixed Income Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2014)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Core Fixed Income Fund, Barclays U.S. Aggregate Bond Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2014. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2014 (Unaudited)

Asset Allocation
U.S. Agencies	28.9%
Corporate Bonds	28.5%
U.S. Treasuries	14.6%
Commercial Mortgage-Backed Securities	13.5%
Asset-Backed Securities	6.5%
Residential Mortgage-Backed Securities	4.2%
Municipal Bonds	4.0%
Repurchase Agreement	0.8%
Liabilities in excess of other assets	(1.0%	)
	100.0%

The following chart summarizes the composition of the Fund’s portfolio, expressed as a percentage of net assets. The industries listed below may include more than one industry group. As of April 30, 2014, the Fund did not have more than 25% of its assets invested in any industry group.

Top Industries
Commercial Banks	6.2%
Oil, Gas & Consumable Fuels	3.5%
Diversified Financial Services	3.0%
Electric Utilities	2.6%
Diversified Telecommunication Services	2.0%
Energy Equipment & Services	1.8%
Transportation	0.8%
Media	0.8%
Food Products	0.7%
Real Estate	0.7%
Other	77.9%
100.0%
Top Holdings*
U.S. Treasury Notes 03/15/2017	3.7%
U.S. Treasury Notes 02/15/2024	2.7%
U.S. Treasury Notes 03/31/2021	2.3%
U.S. Treasury Notes 03/31/2019	2.1%
U.S. Treasury Notes 03/31/2016	1.9%
U.S. Treasury Bonds 11/15/2043	1.8%
Sinopec Group Overseas Development 2014 Ltd. 04/10/2019	0.8%
Federal Home Loan Mortgage Corp., Pool # G07626 02/01/2044	0.8%
Federal National Mortgage Association, Series 2013-9 Class A 05/25/2037	0.8%
Federal National Mortgage Association, Series 2013-110, Class QH 02/25/2037	0.8%
Other	82.3%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

2014 Semi-Annual Report

15

Statement of Investments

April 30, 2014 (Unaudited)

Aberdeen Core Fixed Income Fund

	Shares or Principal Amount	Value
ASSET-BACKED SECURITIES (6.5%)
AUSTRALIA (0.4%)
SMART Trust, Series 2012-4U.S., Class A4A (USD), 1.25%, 08/14/2018	$245,000	$244,931
UNITED STATES (6.1%)
American Express Issuance Trust II, Series 2013-1, Class B (USD), 0.60%, 02/15/2019 (a)	120,000	119,303
Capital One Multi-Asset Execution Trust Series 2004-B3, Class B3 (USD), 0.88%, 01/18/2022 (a)	205,000	204,889
Series 2006-B1, Class B1 (USD), 0.43%, 01/15/2019 (a)	165,000	164,158
Chase Issuance Trust, Series 2007-B1, Class B1 (USD), 0.40%, 04/15/2019 (a)	520,000	516,053
CKE Restaurant Holdings, Inc., Series 2013-1A, Class A2 (USD), 4.47%, 03/20/2043 (b)	206,850	210,233
CPS Auto Trust, Series 2011-A, Class A (USD), 2.82%, 04/16/2018 (b)	43,784	44,283
Dominos Pizza Master Issuer LLC, Series 2012-1A, Class A2 (USD), 5.22%, 01/25/2042 (b)	373,939	401,819
Ford Credit Floorplan Master Owner Trust
Series 2013-1, Class C (USD), 1.37%, 01/15/2018	230,000	231,296
Series 2013-3, Class C (USD), 1.29%, 06/15/2017	275,000	276,379
GE Capital Credit Card Master Note Trust
Series 2011-2, Class B (USD), 1.15%, 05/15/2019 (a)	490,000	490,502
Series 2012-5, Class B (USD), 1.51%, 06/15/2018	290,000	291,760
Series 2012-7, Class B (USD), 2.21%, 09/15/2022	100,000	96,129
Mid-State Trust, Series 2010-1, Class M (USD), 5.25%, 12/15/2045 (b)	411,493	426,981
Santander Drive Auto Receivables Trust
Series 2011-1, Class D (USD), 4.01%, 02/15/2017	395,000	409,012
Series 2012-2, Class C (USD), 3.20%, 02/15/2018	254,000	260,454
World Financial Network Credit Card Master Trust, Series 2013-A, Class A (USD), 1.61%, 12/15/2021	310,000	306,202
		4,449,453
Total Asset-Backed Securities		4,694,384
COMMERCIAL MORTGAGE-BACKED SECURITIES (13.5%)
UNITED STATES (13.5%)
Alternative Loan Trust, Series 2003-20CB, Class 2A1 (USD), 5.75%, 10/25/2033	193,751	203,427
Banc of America Alternative Loan Trust, Series 2003-1, Class A6 (USD), 6.00%, 02/25/2033	142,332	148,111
Bear Stearns Commercial Mortgage Securities
Series 2007-PW17, Class AMFL (USD), 0.85%, 06/11/2050 (a)(b)	125,000	122,475
Series 2007-PW17, Class AM (USD), 5.92%, 06/11/2050 (a)	250,000	280,643
Citigroup Commercial Mortgage Trust
Series 2006-C5, Class AM (USD), 5.46%, 10/15/2049	225,000	245,492
Series 2007-C6, Class AM (USD), 5.89%, 12/10/2049 (a)	300,000	330,883
Citigroup Mortgage Loan Trust, Series 2014-A, Class A (USD), 4.00%, 01/25/2035 (a)(b)	415,353	431,419
Commercial Mortgage Pass Through Certificates
Series 2013-THL, Class D (USD), 2.80%, 06/08/2030 (a)(b)	440,000	442,459
Series 2006-C7, Class AM (USD), 5.97%, 06/10/2046 (a)	90,000	96,817
Series 2013-LC13, Class AM (USD), 4.56%, 08/10/2046 (a)(b)	270,000	288,176
Series 2007-C9, Class AJFL (USD), 0.84%, 12/10/2049 (a)(b)	130,000	120,019
Credit Suisse First Boston Mortgage Securities Corp.
Series 2003-27, Class 4A4 (USD), 5.75%, 11/25/2033	165,455	174,218
Series 2005-5, Class 3A2 (USD), 0.45%, 07/25/2035 (a)	178,048	166,192
Extended Stay America Trust
Series 2013-ESH7, Class B7 (USD), 3.60%, 12/05/2031 (b)	150,000	150,672
Series 2013-ESH7, Class C7 (USD), 3.90%, 12/05/2031 (b)	440,000	439,812
FREMF Mortgage Trust
Series 2012-K501, Class B (USD), 3.61%, 11/25/2046 (a)(b)	214,000	221,107
Series 2011-K10, Class B (USD), 4.77%, 11/25/2049 (a)(b)	270,000	287,611
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class AM (USD), 6.01%, 07/10/2038 (a)	150,000	163,465
GS Mortgage Securities Corp. II, Series 2013-KYO, Class A (USD), 1.00%, 11/08/2029 (a)(b)	100,000	100,296
GS Mortgage Securities Trust
Series 2013-NYC5, Class E (USD), 3.77%, 01/10/2030 (b)	300,000	302,423
Series 2013-GC14, Class B (USD), 4.94%, 08/10/2046 (b)	310,000	331,981
Series 2013-GC16, Class B (USD), 5.16%, 11/10/2046	110,000	119,983
Hilton USA Trust, Series 2013-HLT, Class DFX (USD), 4.41%, 11/05/2030 (b)	312,000	321,962
Jefferies & Co., Inc., Series 2009-R9, Class 1A1 (USD), 2.40%, 08/26/2046 (a)(b)	164,437	166,503
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2012-PHH, Class C (USD), 2.52%, 10/15/2025 (a)(b)	190,000	190,524
Series 2012-PHH, Class D (USD), 3.42%, 10/15/2025 (a)(b)	150,000	150,588
Series 2013-C13, Class B (USD), 4.19%, 01/15/2046 (a)	130,000	132,946

See accompanying notes to financial statements.

Semi-Annual Report 2014

16

Statement of Investments (continued)

April 30, 2014 (Unaudited)

Aberdeen Core Fixed Income Fund

	Shares or Principal Amount	Value
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2013-C10, Class C (USD), 4.30%, 12/15/2047 (a)	$170,000	$168,956
Series 2007-LDPX, Class AM (USD), 5.46%, 01/15/2049 (a)	345,000	361,861
JP Morgan Mortgage Trust, Series 2013-3, Class A3 (USD), 3.49%, 07/25/2043 (b)	518,120	513,486
MASTR Alternative Loans Trust
Series 2004-8, Class 1A1 (USD), 6.50%, 09/25/2034	428,095	455,668
Series 2004-11, Class 7A1 (USD), 6.50%, 10/25/2034	189,703	205,743
Sequoia Mortgage Trust
Series 2013-5, Class A2 (USD), 3.00%, 05/25/2043 (b)	342,457	325,620
Series 2013-7, Class A2 (USD), 3.00%, 06/25/2043 (a)	159,038	149,553
Structured Asset Securities Co., Series 2003-A40, Class 3A1 (USD), 2.39%, 01/25/2034	222,143	222,255
WaMu Mortgage Pass-Through Certificates, Series 2004-AR3, Class A2 (USD), 2.41%, 06/25/2034 (a)	311,065	316,936
Wells Fargo Mortgage Backed Securities, Series 2005-AR10, Class 1A1 (USD), 2.61%, 06/25/2035 (a)	391,277	398,879
Wells Fargo Mortgage Backed Securities 2003-H Trust, Series 2003-H, Class A1, CMO (USD), 2.62%, 09/25/2033 (a)	164,800	167,474
Wells Fargo Mortgage Backed Securities 2003-N Trust, Series 2003-N, Class 1A1 (USD), 2.48%, 12/25/2033 (a)	213,325	213,913
Wells Fargo Mortgage Backed Securities 2004-V Trust, Series 2004-V, Class 2A1 (USD), 2.63%, 10/25/2034 (a)	195,386	198,562
		9,829,110
Total Commercial Mortgage-Backed Securities		9,829,110
RESIDENTIAL MORTGAGE-BACKED SECURITIES (4.2%)
UNITED KINGDOM (0.4%)
Holmes Master Issuer PLC, Series 2011-3A, Class A6 (USD), 1.98%, 10/15/2054 (a)(b)	250,000	262,917
UNITED STATES (3.8%)
Banc of America Funding Corp., Series 2009-R6, Class 3A1 (USD), 2.09%, 01/26/2037 (a)(b)	2,115	2,118
BCAP LLC Trust, Series 2009-RR6, Class 3A1 (USD), 2.66%, 12/26/2037 (a)(b)	412,509	414,332
Citigroup Mortgage Loan Trust, Inc.
Series 2009-6, Class 6A1 (USD), 0.40%, 07/25/2036 (a)(b)	387,558	379,712
Series 2009-5, Class 7A1 (USD), 0.50%, 07/25/2036 (a)(b)	205,548	199,016
Series 2009-6, Class 4A1 (USD), 2.69%, 04/25/2037 (a)(b)	155,565	156,965
Series 2009-6, Class 11A1 (USD), 0.50%, 05/25/2037 (a)(b)	117,539	115,599
Credit Suisse Mortgage Capital Certificates
Series 2009-3R, Class 25A1 (USD), 2.75%, 07/27/2036 (a)(b)	7,474	7,504
Series 2009-12R, Class 6A1 (USD), 6.00%, 05/27/2037 (b)	228,022	229,385
Series 2009-2R, Class 2A5 (USD), 2.20%, 06/26/2037 (a)(b)	186,036	185,609
Series 2009-3R, Class 28A1 (USD), 2.79%, 08/27/2037 (a)(b)	61,852	61,890
JP Morgan Re-Remic
Series 2009-7, Class 11A1 (USD), 2.72%, 09/27/2036 (a)(b)	227,235	226,479
Series 2009-7, Class 2A1 (USD), 6.00%, 02/27/2037 (a)(b)	57,955	59,514
Series 2009-7, Class 13A1 (USD), 2.52%, 06/27/2037 (a)(b)	143,099	143,225
Series 2009-7, Class 14A1 (USD), 2.25%, 07/27/2037 (a)(b)	396,782	398,853
Series 2009-7, Class 1A1 (USD), 2.69%, 08/27/2037 (a)(b)	160,783	163,156
MASTR Asset Securitization Trust, Series 2003-8, Class 3A13 (USD), 5.25%, 09/25/2033	52,538	53,768
		2,797,125
Total Residential Mortgage-Backed Securities		3,060,042
CORPORATE BONDS (28.5%)
AUSTRALIA (0.9%)
Commercial Banks (0.3%)
Commonwealth Bank of Australia (USD), 2.25%, 03/13/2019	250,000	250,677
Insurance (0.3%)
QBE Insurance Group Ltd. (USD), 2.40%, 05/01/2018 (b)	200,000	196,400
Metals & Mining (0.3%)
BHP Billiton Finance USA Ltd. (USD), 3.85%, 09/30/2023	200,000	207,224
		654,301
CANADA (0.3%)
Oil, Gas & Consumable Fuels (0.3%)
Cenovus Energy, Inc. (USD), 5.20%, 09/15/2043	45,000	48,405
CNOOC Nexen Finance 2014 ULC (USD), 4.25%, 04/30/2024	200,000	200,036
		248,441
CHINA (0.8%)
Oil, Gas & Consumable Fuels (0.8%)
Sinopec Group Overseas Development 2014 Ltd. (USD), 2.75%, 04/10/2019 (b)	600,000	596,960

See accompanying notes to financial statements.

2014 Semi-Annual Report

17

Statement of Investments (continued)

April 30, 2014 (Unaudited)

Aberdeen Core Fixed Income Fund

	Shares or Principal Amount	Value
FRANCE (0.4%)
Oil, Gas & Consumable Fuels (0.4%)
Total Capital International SA
(USD), 2.70%, 01/25/2023	$200,000	$191,585
(USD), 3.75%, 04/10/2024	100,000	103,104
		294,689
JAPAN (0.6%)
Commercial Banks (0.6%)
Mizuho Bank Ltd. (USD), 2.45%, 04/16/2019 (b)	200,000	200,549
Mizuho Financial Group Cayman 3 Ltd. (USD), 4.60%, 03/27/2024 (b)	250,000	255,133
		455,682
LUXEMBOURG (0.4%)
Miscellaneous Manufacturing (0.2%)
Pentair Finance SA (USD), 3.15%, 09/15/2022	100,000	96,508
Oil & Gas Services (0.2%)
Schlumberger Investment SA (USD), 3.65%, 12/01/2023	165,000	168,646
		265,154
NETHERLANDS (1.4%)
Commercial Banks (0.5%)
ING Bank NV (USD), 5.80%, 09/25/2023 (b)	300,000	328,914
Oil, Gas & Consumable Fuels (0.9%)
Petrobras Global Finance BV (USD), 4.88%, 03/17/2020	470,000	476,781
Shell International Finance BV
(USD), 2.25%, 01/06/2023	130,000	121,203
(USD), 3.40%, 08/12/2023	75,000	75,665
		673,649
		1,002,563
PANAMA (0.1%)
Leisure Time (0.1%)
Carnival Corp. (USD), 3.95%, 10/15/2020	85,000	88,029
UNITED KINGDOM (1.9%)
Commercial Banks (1.2%)
HSBC Holdings PLC (USD), 6.10%, 01/14/2042	55,000	68,234
Royal Bank of Scotland PLC
(USD), 3.95%, 09/21/2015	210,000	218,724
(USD), 1.88%, 03/31/2017	400,000	402,159
Standard Chartered PLC (USD), 5.70%, 03/26/2044 (b)	200,000	201,198
		890,315
Electric Utilities (0.2%)
Western Power Distribution Holdings Ltd. (USD), 7.25%, 12/15/2017 (b)	100,000	115,805
Oil, Gas & Consumable Fuels (0.5%)
BG Energy Capital PLC (USD), 4.00%, 10/15/2021 (b)	200,000	209,202
BP Capital Markets PLC (USD), 2.75%, 05/10/2023	175,000	166,000
		375,202
		1,381,322
UNITED STATES (21.7%)
Advertising (0.3%)
Omnicom Group, Inc. (USD), 3.63%, 05/01/2022	255,000	256,007
Agriculture (0.2%)
Philip Morris International, Inc.
(USD), 4.13%, 03/04/2043	145,000	137,365
(USD), 4.88%, 11/15/2043	35,000	37,247
		174,612
Auto Manufacturers (0.2%)
General Motors Co. (USD), 6.25%, 10/02/2043 (b)	135,000	147,825
Beverages (0.2%)
Anheuser-Busch InBev Finance, Inc. (USD), 4.63%, 02/01/2044	21,000	21,954
Anheuser-Busch InBev Worldwide, Inc. (USD), 2.50%, 07/15/2022	150,000	142,296
		164,250
Biotechnology (0.2%)
Gilead Sciences, Inc. (USD), 4.80%, 04/01/2044	110,000	115,699
Chemicals (0.2%)
FMC Corp. (USD), 4.10%, 02/01/2024	133,000	137,355
Commercial Banks (3.6%)
Bank of America Corp. (USD), 2.60%, 01/15/2019	150,000	150,786
Series L (USD), 2.65%, 04/01/2019	135,000	135,613
(USD), MTN, 4.00%, 04/01/2024	75,000	75,378
(USD), MTN, 5.00%, 01/21/2044	170,000	175,871
Capital One Financial Corp. (USD), 2.45%, 04/24/2019	85,000	85,193
(USD), 3.75%, 04/24/2024	135,000	135,247
Citigroup, Inc.
(USD), 2.55%, 04/08/2019	160,000	159,920
(USD), 3.88%, 10/25/2023	290,000	289,935
(USD), 5.30%, 05/06/2044	65,000	65,276
Goldman Sachs Group, Inc.
(USD), 2.63%, 01/31/2019	265,000	265,516
Series L (USD), 5.70%, 05/10/2019 (a)(c)	125,000	127,656

See accompanying notes to financial statements.

Semi-Annual Report 2014

18

Statement of Investments (continued)

April 30, 2014 (Unaudited)

Aberdeen Core Fixed Income Fund

	Shares or Principal Amount	Value
JPMorgan Chase & Co. (USD), 4.85%, 02/01/2044	$195,000	$201,213
Morgan Stanley
(USD), 3.80%, 04/29/2016	150,000	157,838
Series H (USD), 5.45%, 07/15/2019 (a)(c)	185,000	186,619
Series F (USD), 3.88%, 04/29/2024	230,000	228,629
Wells Fargo & Co. (USD), 2.13%, 04/22/2019	220,000	218,605
		2,659,295
Computers & Peripherals (0.2%)
Apple, Inc. (USD), 4.45%, 05/06/2044	160,000	159,699
Diversified Financial Services (3.0%)
BlackRock, Inc. (USD), 3.50%, 03/18/2024	275,000	274,134
Carlyle Holdings II Finance LLC (USD), 5.63%, 03/30/2043 (b)	105,000	113,773
Harley-Davidson Funding Corp. (USD), 6.80%, 06/15/2018 (b)	230,000	269,773
HSBC Finance Corp. (USD), 6.68%, 01/15/2021	225,000	266,159
International Lease Finance Corp. (USD), 6.75%, 09/01/2016 (b)	445,000	495,062
Legg Mason, Inc.
(USD), 5.50%, 05/21/2019	140,000	156,980
(USD), 5.63%, 01/15/2044	100,000	105,461
Santander Holdings USA, Inc. (USD), 3.45%, 08/27/2018	300,000	313,314
Utility Contract Funding LLC (USD), 7.94%, 10/01/2016 (b)	159,051	173,863
		2,168,519
Diversified Telecommunication Services (2.0%)
Crown Castle Towers LLC (USD), 6.11%, 01/15/2040 (b)	165,000	190,974
Qwest Corp. (USD), 6.88%, 09/15/2033	285,000	285,440
SBA Tower Trust
(USD), 2.93%, 12/15/2042 (b)	265,000	268,979
(USD), 3.72%, 04/15/2048 (b)	125,000	121,773
SES Global Americas Holdings GP (USD), 5.30%, 03/25/2044 (b)	84,000	87,208
Verizon Communications, Inc.
(USD), 5.15%, 09/15/2023	175,000	192,909
(USD), 6.55%, 09/15/2043	275,000	339,211
		1,486,494
Electric Utilities (2.4%)
Appalachian Power Co., Series L (USD), 5.80%, 10/01/2035	85,000	98,150
CMS Energy Corp. (USD), 4.88%, 03/01/2044	185,000	191,950
Consolidated Edison Co. of New York, Inc. (USD), 4.45%, 03/15/2044	40,000	40,457
Entergy Gulf States, Inc. (USD), 6.20%, 07/01/2033	214,000	214,558
Exelon Corp. (USD), 5.63%, 06/15/2035	100,000	111,283
National Fuel Gas Co. (USD), 3.75%, 03/01/2023	115,000	113,315
National Rural Utilities Cooperative Finance Corp. (USD), 4.75%, 04/30/2043 (a)	235,000	222,663
Nisource Finance Corp. (USD), 5.65%, 02/01/2045	70,000	77,276
PG&E Corp. (USD), 2.40%, 03/01/2019	135,000	135,422
Public Service Co. of Colorado (USD), 4.30%, 03/15/2044	40,000	40,670
Public Service Co. of New Mexico (USD), 7.95%, 05/15/2018	180,000	214,314
Puget Energy, Inc. (USD), 6.50%, 12/15/2020	250,000	297,061
		1,757,119
Energy Equipment & Services (1.8%)
Buckeye Partners LP (USD), 5.85%, 11/15/2043	60,000	65,802
El Paso Pipeline Partners Operating Co. LLC
(USD), 6.50%, 04/01/2020	125,000	145,348
(USD), 4.30%, 05/01/2024	255,000	255,659
Energy Transfer Partners LP (USD), 4.15%, 10/01/2020	270,000	282,062
(USD), 5.20%, 02/01/2022	85,000	92,937
Kinder Morgan Energy Partners LP
(USD), 5.30%, 09/15/2020	225,000	250,203
(USD), 3.50%, 03/01/2021	200,000	200,259
		1,292,270
Food & Staples (0.2%)
CVS Caremark Corp. (USD), 5.75%, 05/15/2041	100,000	118,717
Food Products (0.7%)
Kroger Co.
(USD), 3.85%, 08/01/2023	200,000	203,075
(USD), 4.00%, 02/01/2024	40,000	41,024
WM Wrigley Jr Co. (USD), 3.38%, 10/21/2020 (b)	270,000	277,655
		521,754
Healthcare Products (0.3%)
Medtronic, Inc.
(USD), 2.75%, 04/01/2023	180,000	172,577
(USD), 4.63%, 03/15/2044	30,000	31,252
		203,829
Insurance (0.1%)
Farmers Exchange Capital II (USD), 6.15%, 11/01/2053 (a)(b)	60,000	66,152
Internet (0.4%)
Google, Inc. (USD), 3.38%, 02/25/2024	305,000	309,254

See accompanying notes to financial statements.

2014 Semi-Annual Report

19

Statement of Investments (continued)

April 30, 2014 (Unaudited)

Aberdeen Core Fixed Income Fund

	Shares or Principal Amount	Value
Media (0.8%)
Comcast Cable Communications LLC (USD), 8.88%, 05/01/2017	$190,000	$232,036
Comcast Corp.
(USD), 7.05%, 03/15/2033	18,000	23,654
(USD), 4.50%, 01/15/2043	50,000	49,593
NBCUniversal Media LLC (USD), 2.88%, 01/15/2023	270,000	263,023
		568,306
Miscellaneous Manufacturing (0.2%)
General Electric Co. (USD), 4.50%, 03/11/2044	140,000	144,181
Office/Business Equipment (0.4%)
Xerox Corp. (USD), MTN, 7.20%, 04/01/2016	260,000	289,203
Oil & Gas Services (0.2%)
FMC Technologies, Inc. (USD), 3.45%, 10/01/2022	125,000	120,150
Oil, Gas & Consumable Fuels (0.6%)
Chevron Corp. (USD), 3.19%, 06/24/2023	165,000	164,909
Noble Energy, Inc. (USD), 5.25%, 11/15/2043	115,000	125,028
Rowan Cos., Inc. (USD), 5.85%, 01/15/2044	130,000	134,621
		424,558
Paper & Forest Products (0.3%)
Georgia-Pacific LLC
(USD), 5.40%, 11/01/2020 (b)	105,000	119,555
(USD), 8.00%, 01/15/2024	80,000	106,431
		225,986
Pharmaceutical (0.7%)
Express Scripts Holding Co. (USD), 6.13%, 11/15/2041	140,000	169,377
McKesson Corp. (USD), 4.88%, 03/15/2044	95,000	99,133
Novartis Capital Corp. (USD), 4.40%, 05/06/2044	216,000	221,069
		489,579
Real Estate (0.7%)
DDR Corp. (USD), 3.38%, 05/15/2023	300,000	287,496
Kimco Realty Corp. (USD), 3.13%, 06/01/2023	228,000	217,161
		504,657
Retail (0.5%)
Target Corp. (USD), 4.00%, 07/01/2042	105,000	98,888
Wal-Mart Stores, Inc.
(USD), 2.55%, 04/11/2023	185,000	176,167
(USD), 4.30%, 04/22/2044	98,000	97,497
		372,552
Software (0.5%)
Microsoft Corp. (USD), 3.63%, 12/15/2023	150,000	155,765
Oracle Corp. (USD), 2.50%, 10/15/2022	200,000	190,888
		346,653
Transportation (0.8%)
Burlington Northern Santa Fe LLC (USD), 5.15%, 09/01/2043	145,000	158,619
FedEx Corp. (USD), 5.10%, 01/15/2044	140,000	148,889
Penske Truck Leasing Co., LP (USD), 4.88%, 07/11/2022 (b)	250,000	267,689
		575,197
		15,799,872
Total Corporate Bonds		20,787,013
MUNICIPAL BONDS (4.0%)
UNITED STATES (4.0%)
ARIZONA (0.2%)
La Paz County Industrial Development Authority Revenue Bonds (USD), 7.00%, 03/01/2034	160,000	151,998
CALIFORNIA (0.9%)
Bay Area Toll Authority Revenue Bonds (Build America Bonds), Series S1 (USD), 6.79%, 04/01/2030	290,000	354,281
San Diego County California Regional Transportation Commission Revenue Bonds (Build America Bonds) (USD), 5.91%, 04/01/2048	255,000	318,929
		673,210
GEORGIA (0.6%)
Municipal Electric Authority of Georgia Revenue Bonds (Build America Bonds) (USD), 6.64%, 04/01/2057	370,000	426,636
ILLINOIS (0.5%)
Chicago Transit Authority Sales Tax Receipts Revenue Bonds (Build America Bonds), Series B (USD), 6.20%, 12/01/2040	305,000	343,930
KENTUCKY (0.5%)
County of Carroll Pollution Control Revenue Bonds (Utilities Company Project), Series C (USD), 0.14%, 10/01/2032 (a)	400,000	369,535
NEW HAMPSHIRE (0.7%)
New Hampshire Business Finance Authority Pollution Control Refunding Revenue Bonds (United Illuminating Company Project), Series A (USD), 0.30%, 10/01/2033 (a)	550,000	498,858
NEW YORK (0.2%)
Port Authority of New York & New Jersey Revenue Bonds (USD), 6.04%, 12/01/2029	145,000	177,138

See accompanying notes to financial statements.

Semi-Annual Report 2014

20

Statement of Investments (continued)

April 30, 2014 (Unaudited)

Aberdeen Core Fixed Income Fund

	Shares or Principal Amount	Value
OHIO (0.4%)
JobsOhio Beverage System Revenue Bonds, Series B (USD), 4.53%, 01/01/2035	$290,000	$288,672
		2,929,977
Total Municipal Bonds		2,929,977
U.S. AGENCIES (28.9%)
UNITED STATES (28.9%)
Federal Home Loan Mortgage Corp.
Pool # G14583 (USD), 3.00%, 10/01/2027	144,331	148,799
Series 4097, Class GT (USD), 3.00%, 10/15/2031	262,005	267,144
Series 4214, Class BA (USD), 3.00%, 12/15/2031	186,125	188,964
Pool # C91748 (USD), 3.50%, 01/01/2034	395,070	409,806
Pool # G08028 (USD), 6.00%, 12/01/2034	73,809	83,241
Pool # G06788 (USD), 5.50%, 10/01/2035	127,385	141,301
Pool # A60299 (USD), 6.50%, 05/01/2037	356,643	402,707
Series 4134, Class WA (USD), 3.50%, 04/15/2038	317,551	330,051
Pool # A81046 (USD), 6.00%, 08/01/2038	33,117	36,897
Series 3745, Class GP (USD), 4.00%, 06/15/2039	435,000	457,710
Series 3864, Class AB (USD), 4.00%, 06/15/2039	205,580	219,374
Series 3895, Class AM (USD), 5.00%, 08/15/2039	217,108	238,585
Series 4323, Class CA (USD), 4.00%, 03/15/2040	400,000	428,869
Pool # G07075 (USD), 5.50%, 05/01/2040	133,377	147,713
Pool # A94066 (USD), 4.50%, 09/01/2040	136,371	147,556
Pool # A97345 (USD), 4.50%, 03/01/2041	186,912	202,289
Series 4229, Class MA (USD), 3.50%, 05/15/2041	262,780	275,239
Pool # Q02410 (USD), 5.00%, 07/01/2041	213,517	237,127
Series 4315, Class KU (USD), 5.00%, 08/15/2041	331,925	371,572
Pool # G06895 (USD), 4.50%, 11/01/2041	307,421	332,006
Series 4268, Class BP (USD), 4.25%, 08/15/2042	435,000	473,504
Series 4247, Class AK (USD), 4.50%, 12/15/2042	465,000	511,581
Pool # 2B1384 (USD), 2.48%, 05/01/2043 (a)	242,544	241,400
Pool # 849053 (USD), 2.28%, 08/01/2043 (a)	3,730	3,773
Pool # G07626 (USD), 4.00%, 02/01/2044	560,347	590,027
Pool # 849278 (USD), 3.11%, 04/01/2044 (a)	317,631	328,261
Federal National Mortgage Association
Series 2011-99, Class CV (USD), 4.50%, 03/25/2026	268,004	293,942
Series 2013-117, Class V (USD), 3.50%, 11/25/2026	251,998	262,917
Pool # AK6972 (USD), 3.50%, 03/01/2027	221,017	233,030
Series 2013-74, Class DG (USD), 3.50%, 03/25/2028	378,695	396,724
Series 2012-84, Class QG (USD), 3.00%, 09/25/2031	185,099	187,879
Pool # AP2109 (USD), 4.00%, 08/01/2032	259,610	275,877
Pool # AQ4861 (USD), 3.50%, 11/01/2032	318,841	329,897
Series 2013-31, Class ET (USD), 4.00%, 01/25/2033	138,315	145,162
Series 2012-147, Class WN (USD), 4.50%, 01/25/2033	400,413	431,043
Series 2013-17, Class YM (USD), 4.00%, 03/25/2033	177,831	188,094
Series 2013-20, Class DL (USD), 4.00%, 03/25/2033	339,619	357,312
Series 2013-20, Class MC (USD), 4.00%, 03/25/2033	358,699	378,310
Series 2013-31, Class NL (USD), 4.00%, 04/25/2033	270,251	285,204
Pool # 555424 (USD), 5.50%, 05/01/2033	205,736	229,090
Series 2013-43, Class MB (USD), 3.50%, 05/25/2033	171,305	175,358
Series 2013-57, Class DK (USD), 3.50%, 06/25/2033	176,166	179,935
Pool # AV9175 (USD), 4.00%, 03/01/2034	198,977	211,548
Pool # AL5119 (USD), 4.00%, 04/01/2034	353,358	382,210
Pool # 190354 (USD), 5.50%, 12/01/2034	216,914	241,565
Series 2013-110, Class QH (USD), 3.50%, 02/25/2037	534,927	562,565
Series 2013-74, Class HB (USD), 3.50%, 02/25/2037	394,620	415,083
Series 2012-92, Class EB (USD), 3.50%, 04/25/2037	530,000	551,328
Pool # 889050 (USD), 6.00%, 05/01/2037	393,086	441,735
Series 2013-9 Class A (USD), 4.00%, 05/25/2037	530,661	565,579
Pool # 995049 (USD), 5.50%, 02/01/2038	117,340	130,398
Series 2013-103, Class H, CMO (USD), 4.50%, 03/25/2038	515,282	561,325

See accompanying notes to financial statements.

2014 Semi-Annual Report

21

Statement of Investments (concluded)

April 30, 2014 (Unaudited)

Aberdeen Core Fixed Income Fund

	Shares or Principal Amount	Value
Pool # AC8518 (USD), 5.00%, 12/01/2039	$220,749	$243,451
Series 2013-94, Class HA (USD), 4.00%, 01/25/2040	184,657	196,889
Pool # AL0798 (USD), 4.50%, 10/01/2040	339,931	368,034
Pool # AI0108 (USD), 5.00%, 04/01/2041	307,015	341,384
Series 2012-67, Class KA (USD), 3.50%, 05/25/2041	304,649	317,931
Pool # AI5595 (USD), 5.00%, 07/01/2041	223,314	246,162
Pool # 890362 (USD), 4.50%, 08/01/2041	289,608	315,859
Pool # AL0933 (USD), 5.00%, 10/01/2041	266,342	293,265
Series 2013-100, Class MP (USD), 4.50%, 11/25/2041	453,235	495,461
Pool # AO9937 (USD), 4.50%, 07/01/2042	412,489	446,353
Series 2013-15, Class EP (USD), 3.50%, 08/25/2042	293,636	305,573
Pool # AB6935 (USD), 3.50%, 11/01/2042	223,090	227,192
Pool # MA1373 (USD), 3.50%, 03/01/2043	229,555	231,059
Series 2013-22, Class JP (USD), 3.50%, 03/25/2043	259,583	267,638
Pool # AT2710 (USD), 2.26%, 06/01/2043 (a)	229,745	227,398
Pool # AL3845 (USD), 2.45%, 07/01/2043	378,913	377,905
Series 2014-29, Class PA, CMO (USD), 3.75%, 01/25/2044	395,000	412,034
Government National Mortgage Association, Pool # 783356 (USD), 6.00%, 06/20/2041	70,482	78,877
		21,021,071
Total U.S. Agencies		21,021,071
U.S. TREASURIES (14.6%)
UNITED STATES (14.6%)
U.S. Treasury Bonds (USD), 3.75%, 11/15/2043	1,242,000	1,310,504
U.S. Treasury Notes
(USD), 2.25%, 05/31/2014 (d)	50,000	50,088
(USD), 0.38%, 03/31/2016	1,380,000	1,379,839
(USD), 0.75%, 03/15/2017	2,745,000	2,739,853
(USD), 1.63%, 03/31/2019	1,562,000	1,559,193
(USD), 2.25%, 03/31/2021	1,670,000	1,673,261
(USD), 2.75%, 02/15/2024	1,927,000	1,943,861
		10,656,599
Total U.S. Treasuries		10,656,599
REPURCHASE AGREEMENT (0.8%)
UNITED STATES (0.8%)
Fixed Income Clearing Corp., 0.00%, dated 04/30/2014, due 05/01/2014, repurchase price $600,000, collateralized by U.S. Treasury Note, maturing 08/15/2021; market value of $614,362	600,000	600,000
Total Repurchase Agreement		600,000
Total Investments (Cost $72,860,735) (e)—101.0%		73,578,196

Liabilities in excess of other assets—(1.0)%		(700,376)
Net Assets—100.0%		$72,877,820

(a)	Variable or Floating Rate Security. Rate disclosed is as of April 30, 2014.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely.
(d)	A security or a portion of the security was used to cover the margin requirement for futures contracts.
(e)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
MTN	Medium Term Note
REIT	Real Estate Investment Trust
USD	U.S. Dollar

See accompanying notes to financial statements.

Semi-Annual Report 2014

22

At April 30, 2014, the Fund held the following futures contracts:

Futures Contracts	Counterparty	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation/ (Depreciation)
United States Treasury Note 6%-2 year	UBS	(17)	06/30/2014	$(2,165)
United States Treasury Note 6%-5 year	UBS	(5)	06/30/2014	1,005
United States Treasury Note 6%-10 year	UBS	(1)	06/19/2014	(141)
United States Treasury Bond 6%-30 year	UBS	6	06/19/2014	20,063
				$18,762

Aberdeen Emerging Markets Debt Fund (Unaudited)

The Aberdeen Emerging Markets Debt Fund (Class A shares at net asset value net of fees) returned 2.61% for the six-month period ended April 30, 2014, versus the 3.75% return of its benchmark, the J.P. Morgan EMBI Global Diversified Index, for the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Emerging Markets Debt Hard Currency Funds (consisting of 207 funds) was 1.82% for the period.

Emerging markets debt, as measured by the J.P. Morgan EMBI Global Diversified Index, gained 3.75% for the reporting period, while the benchmark credit spread declined by 20 basis points (bps) to +294 bps over U.S. Treasuries. All regions posted positive returns over the period. In terms of countries, Honduras, Argentina, Belize and Egypt were the top performers. Russia posted the greatest losses, while Ukraine also delivered negative returns.

The health of the U.S. economy and Federal Reserve (Fed) communications dominated investor focus throughout much of the period. A decision was made by the Federal Open Market Committee (FOMC) in December to start the much-anticipated process of tapering its asset purchase program beginning in January 2014, via a $10 billion reduction in total purchases. The FOMC cut total purchases by a further $10 billion in February, March and April to $45 billion, which initially weighed on investor sentiment towards emerging markets. The asset class subsequently rebounded in February thanks to some positive central bank policy-making and the market’s realization that certain idiosyncratic events did not imply wider negative contagion. It appeared that economic events from the U.S. were not the key drivers of returns, but the market rewarded pragmatic measures by the emerging market central banks. Emerging market debt continued to post gains in March and April as investors generally focused on the yield differential between emerging markets and the developed world rather than events in Russia and Ukraine.

As the situation in the Crimea region of Ukraine threatened to boil over into conflict in March, a referendum took place in which 96% of Crimea’s voters chose to join Russia rather than stay in Ukraine. In the same month, the Ukrainian government was given vital breathing space as the International Monetary Fund (IMF) agreed to a two-year program worth up to U.S.$18 billion as part of wider international funding, with the potential to reach U.S.$27 billion. The IMF board met at the end of April to approve a $17 billion aid package for Ukraine after the interim government provided the necessary documents and expressed its willingness to push through required structural reforms. Presidential elections were scheduled for the end of May amid continuing tensions in the eastern region of the country.

Elsewhere in the emerging markets, Mexico unveiled further reform measures in December 2013, as the Senate approved the political and electoral reform while the Federal Congress passed the energy reform bill. Standard and Poor’s (S&P) upgraded Mexico’s credit rating by one notch to BBB+,1 citing the energy reform bill as a “watershed moment” for the country. In April 2014, Mexico’s government released its National Infrastructure Plan for 2014-2018, in which most funds were directed towards the energy sector. The plan contained a projected total of 743 projects worth nearly $600 billion, 70% higher than the previous administration’s infrastructure plan.

Brazil’s current account deficit was $25.2 billion in the first quarter of 2014, marginally higher than the $24.7 billion recorded in the same period in 2013. The deterioration was attributable to a larger trade deficit and an increase in interest payments. The nation’s rolling 12-month primary budget surplus dropped to 1.7% of gross domestic product (GDP) as of March 2014, as surpluses from the regional governments generally did not meet expectations. Nevertheless, the employment market remains extremely tight, with a shrinking labor force bringing the unemployment rate down to 5% in March. Wage growth remains soft compared to the same period in 2013, rising by 3% year over year.

The Fund underperformed versus the benchmark J.P. Morgan EMBI Global Diversified Index over the reporting period. Fund performance was hindered primarily by an overweight position relative to the benchmark in Russia, the lack of exposure to Argentina, and being underweight in Peru.

Conversely, overall positioning in Indonesia was the main contributor to Fund performance for the period. Relative to the benchmark, being overweight in Honduras, having exposure to the United Arab Emirates (UAE), which is not represented in the J.P. Morgan EMBI Global Diversified Index, and being underweight in Ukraine also bolstered Fund performance. During the reporting period, we exited the Fund’s Ukraine position on fears that the bonds were not pricing in a potential escalation in its dispute with Russia. Additionally, in the high yield sector, we increased the Fund’s positioning in Venezuela and participated in the new 10-year bond from Zambia and new 30-year bond from the Dominican Republic. We also sought to increase the Fund’s duration by purchasing the long-term bonds of Pemex and Pertamina, the state-owned oil companies of Mexico and Indonesia, respectively, and also a position in a Uruguay sovereign bond. In the local currency space, we initiated a position in Peru, while exiting the Fund’s Russian local bond holdings. In the currency space, we reduced the Indian rupee exposure, targeting a 2% position.

With regard to derivatives, the Fund’s use of currency forwards had a negative impact on performance over the reporting period.

In our opinion, the drivers of returns in emerging market debt may remain constant as we move into the summer. Given the rise in yields which occurred in 2013, we think that the emerging markets debt asset class is looking more attractive when compared to U.S. and European high yield bonds, while the search for yield is still relevant

1	Standard & Poor’s credit ratings express the agency’s opinion about the ability and willingness of an issuer, such as a corporation or state or city government, to meet its financial obligations in full and on time. Typically, ratings are expressed as letter grades that range, for example, from “AAA” to “D” to communicate the agency’s opinion of relative level of credit risk. Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

2014 Semi-Annual Report

23

Aberdeen Emerging Markets Debt Fund (Unaudited) (concluded)

given how well peripheral European debt has performed recently. Retail flows remained positive over the last few weeks of the reporting period, while institutional demand remains strong as pension funds and insurance companies look to reaffirm their positions in what has traditionally been an under-allocated asset class.

Portfolio Management:

Aberdeen Emerging Markets Debt Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Foreign securities are more volatile, harder to price and less liquid than U.S. securities; and are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries.

The Fund’s investments in high yield bonds and other lower-rated securities will subject the Fund to substantial risk of loss.

The Fund is non-diversified and may hold larger positions in fewer securities than other funds and have greater risk than more diversified funds.

Derivatives are speculative and may hurt the Fund’s performance. They present the risk of disproportionately increased losses and/or reduced gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Please read the prospectus for more detailed information regarding these risks.

Semi-Annual Report 2014

24

Aberdeen Emerging Markets Debt Fund (Unaudited)

Average Annual Total Return (For periods ended April 30, 2014)		Six Month†		1 Yr.		Inception[1]
Class A	w/o SC	2.61%		(3.39%	)	0.07%
	w/SC2	(1.72%	)	(7.46%	)	(2.77%	)
Class C	w/o SC	2.13%		(4.14%	)	(0.69%	)
	w/SC3	1.13%		(5.08%	)	(1.34%	)
Class R4	w/o SC	2.38%		(3.64%	)	(0.22%	)
Institutional Service Class[4]	w/o SC	2.74%		(3.14%	)	0.32%
Institutional Class[4]	w/o SC	2.64%		(3.24%	)	0.25%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value per share and/or financial statement adjustments.

†	Not Annualized
1	The Fund commenced operations on November 1, 2012.
2	A 4.25% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six months and one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

2014 Semi-Annual Report

25

Aberdeen Emerging Markets Debt Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2014)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Emerging Markets Debt Fund, the J.P. Morgan EMBI Global Diversified Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The J.P. Morgan EMBI Global Diversified Index is an alternatively weighted index that assigns a larger weight to less liquid issues from countries with smaller debt stocks and limits the weights of those index countries with larger debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding. The index consists of U.S. dollar-denominated Brady bonds, Eurobonds, and traded loans issued by sovereign and quasi-sovereign entities issued in emerging markets countries.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2014 (Unaudited)

Asset Allocation
Government Bonds	69.6%
Repurchase Agreement	11.2%
Corporate Bonds	10.3%
Government Agencies	9.0%
Liabilities in excess of other assets	(0.1%	)
	100.0%

The following chart summarizes the composition of the Fund’s portfolio, expressed as a percentage of net assets. The industries listed below may include more than one industry group. As of April 30, 2014, the Fund did not have more than 25% of its assets invested in any industry group.

Top Industries
Oil, Gas & Consumable Fuels	4.3%
Commercial Banks	2.6%
Coal	1.1%
Real Estate Management & Development	1.1%
Engineering & Construction	1.0%
Electric Utilities	0.2%
Other	89.7%
100.0%

Top Holdings*
Brazil Notas do Tesouro Nacional, Serie F 01/01/2017	5.6%
Mexico Government International Bond 01/11/2040	3.7%
Venezuela Government International Bond 08/23/2022	3.5%
Emirate of Dubai Government International Bonds 10/05/2020	3.2%
Kazakhstan Temir Zholy Finance BV 07/10/2042	3.1%
Croatia Government International Bond 07/14/2020	3.1%
Turkey Government International Bond 09/26/2022	3.1%
Brazilian Government International Bond 01/20/2037	2.8%
South Africa Government International Bond 05/30/2022	2.6%
Romanian Government International Bond 02/07/2022	2.5%
Other	66.8%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Top Countries
Brazil	16.9%
United States	11.2%
Mexico	10.3%
South Africa	5.3%
Indonesia	5.2%
Venezuela	4.6%
Croatia	4.3%
Uruguay	4.0%
Kazakhstan	3.8%
Romania	3.8%
Other	30.6%
100.0%

Semi-Annual Report 2014

26

Statement of Investments

April 30, 2014 (Unaudited)

Aberdeen Emerging Markets Debt Fund

	Shares or Principal Amount	Value
CORPORATE BONDS (10.3%)
BRAZIL (5.0%)
Commercial Banks (2.2%)
Banco do Brasil SA (BRL), 9.75%, 07/18/2017 (a)	$420,000	$176,118
Caixa Economica Federal (USD), 4.50%, 10/03/2018 (a)	360,000	365,400
		541,518
Engineering & Construction (1.0%)
Odebrecht Finance Ltd. (USD), 7.50%, 09/14/2015 (a)(b)	240,000	246,000
Oil, Gas & Consumable Fuels (1.8%)
Petrobras International Finance Co. — Pifco
(USD), 7.88%, 03/15/2019	194,000	224,941
(USD), 5.75%, 01/20/2020	17,000	17,953
(USD), 6.88%, 01/20/2040	190,000	196,623
		439,517
		1,227,035
CANADA (1.1%)
Oil, Gas & Consumable Fuels (1.1%)
Pacific Rubiales Energy Corp. (USD), 5.38%, 01/26/2019 (a)	270,000	277,425
CHILE (0.2%)
Electric Utilities (0.2%)
AES Gener SA (USD), 5.25%, 08/15/2021 (a)	50,000	52,945
CHINA (1.1%)
Real Estate Management & Development (1.1%)
China Overseas Finance Cayman Island II Ltd. (USD), 5.50%, 11/10/2020 (a)	250,000	260,673
INDONESIA (1.1%)
Coal (1.1%)
Adaro Indonesia PT (USD), 7.63%, 10/22/2019 (a)	250,000	263,125
KAZAKHSTAN (0.7%)
Oil, Gas & Consumable Fuels (0.7%)
KazMunayGas National Co. JSC, MTN, (USD), 5.75%, 04/30/2043 (a)	200,000	181,014
MEXICO (0.5%)
Oil, Gas & Consumable Fuels (0.5%)
Petroleos Mexicanos (USD), 5.50%, 01/21/2021	100,000	109,500
NETHERLANDS (0.2%)
Oil, Gas & Consumable Fuels (0.2%)
Petrobras Global Finance BV (USD), 4.88%, 03/17/2020	50,000	50,722
RUSSIA (0.4%)
Commercial Banks (0.4%)
Alfa Bank OJSC Via Alfa Bond Issuance PLC (USD), 7.88%, 09/25/2017 (a)	100,000	103,375
Total Corporate Bonds		2,525,814
GOVERNMENT BONDS (69.6%)
ARMENIA (2.1%)
Republic of Armenia (USD), 6.00%, 09/30/2020 (a)	$490,000	$501,637
BRAZIL (9.0%)
Brazil Notas do Tesouro Nacional
Serie F (BRL), 10.00%, 01/01/2017	3,150,000	1,372,793
Serie F (BRL), 10.00%, 01/01/2023	370,000	145,146
Brazilian Government International Bond (USD), 7.13%, 01/20/2037	556,000	681,100
		2,199,039
CROATIA (4.3%)
Croatia Government International Bond
(USD), 6.63%, 07/14/2020 (a)	700,000	763,000
(USD), 6.00%, 01/26/2024 (a)	280,000	291,550
		1,054,550
DOMINICAN REPUBLIC (2.5%)
Dominican Republic International Bond
(USD), 7.50%, 05/06/2021 (a)	370,000	410,700
(USD), 7.45%, 04/30/2044 (a)	200,000	202,259
		612,959
EL SALVADOR (0.5%)
El Salvador Government International Bond (USD), 8.25%, 04/10/2032 (a)	120,000	133,200
GABON (2.1%)
Gabonese Republic (USD), 6.38%, 12/12/2024 (a)	490,000	522,340
HONDURAS (2.0%)
Honduras Government International Bond (USD), 7.50%, 03/15/2024 (a)	490,000	486,325
INDONESIA (2.3%)
Indonesia Government International Bond
(USD), 6.88%, 01/17/2018 (a)	100,000	113,750
(USD), 5.88%, 03/13/2020 (a)	400,000	438,000
		551,750
IVORY COAST (1.0%)
Ivory Coast Government International Bond (USD), 5.75%, 12/31/2032 (a)(c)	270,000	253,854
MEXICO (8.9%)
Mexico Fixed Rate Bonds
Series M10 (MXN), 8.50%, 12/13/2018	1,380,000	120,177
Series M (MXN), 8.00%, 06/11/2020	5,220,000	449,426
Series M (MXN), 7.75%, 11/13/2042	7,000,000	563,089
Mexico Government International Bond
(USD), 4.00%, 10/02/2023	136,000	139,400
(USD), 6.05%, 01/11/2040	780,000	900,120
		2,172,212

See accompanying notes to financial statements.

2014 Semi-Annual Report

27

Statement of Investments (continued)

April 30, 2014 (Unaudited)

Aberdeen Emerging Markets Debt Fund

	Shares or Principal Amount	Value
MONGOLIA (1.7%)
Mongolia Government International Bond (USD), 5.13%, 12/05/2022 (a)	$490,000	$412,825
PANAMA (0.5%)
Panama Government International Bond (USD), 6.70%, 01/26/2036	100,000	120,125
PERU (2.4%)
Peru Government Bond (PEN), 7.84%, 08/12/2020	350,000	139,131
Peruvian Government International Bond
(PEN), 7.84%, 08/12/2020 (a)	730,000	290,188
(PEN), 6.95%, 08/12/2031 (a)	440,000	161,163
		590,482
PHILIPPINES (1.0%)
Philippine Government International Bond (USD), 9.38%, 01/18/2017	200,000	242,250
QATAR (1.2%)
Qatar Government International Bond (USD), 6.40%, 01/20/2040 (a)	240,000	287,088
ROMANIA (3.8%)
Romanian Government International Bond
(USD), 6.75%, 02/07/2022 (a)	510,000	603,712
(USD), 6.13%, 01/22/2044 (a)	290,000	317,913
		921,625
RUSSIA (1.4%)
Russian Foreign Bond — Eurobond (USD), 7.50%, 03/31/2030 (a)(c)	308,250	343,699
RWANDA (1.0%)
Rwanda International Government Bond (USD), 6.63%, 05/02/2023 (a)	250,000	250,000
SOUTH AFRICA (5.3%)
South Africa Government Bond
Series 2030 (ZAR), 8.00%, 01/31/2030	3,020,000	263,893
Series R213 (ZAR), 7.00%, 02/28/2031	1,960,000	155,110
South Africa Government International Bond (USD), 5.88%, 05/30/2022	790,000	876,071
		1,295,074
TURKEY (3.1%)
Turkey Government International Bond (USD), 6.25%, 09/26/2022	680,000	755,820
UNITED ARAB EMIRATES (3.2%)
Emirate of Dubai Government International Bonds (USD), EMTN, 7.75%, 10/05/2020 (a)	620,000	774,256
URUGUAY (4.0%)
Uruguay Government International Bond
(UYU), 5.00%, 09/14/2018 (d)	3,945,655	182,206
(UYU), 4.25%, 04/05/2027 (d)	6,706,812	306,568
PIK (USD), 7.88%, 01/15/2033	296,000	391,090
(USD), 7.63%, 03/21/2036	67,445	88,437
		968,301
VENEZUELA (4.3%)
Venezuela Government International Bond
(USD), 5.75%, 02/26/2016 (a)	137,500	124,781
(USD), 12.75%, 08/23/2022 (a)	850,000	842,563
(USD), 11.95%, 08/05/2031 (a)	85,000	78,625
		1,045,969
VIETNAM (1.1%)
Vietnam Government International Bond (USD), 6.88%, 01/15/2016 (a)	240,000	258,000
ZAMBIA (0.9%)
Zambia Government International Bond (USD), 8.50%, 04/14/2024 (a)	220,000	229,350
Total Government Bonds		16,982,730
GOVERNMENT AGENCIES (9.0%)
BRAZIL (2.9%)
Banco Nacional de Desenvolvimento Economico e Social
(USD), 6.50%, 06/10/2019 (a)	470,000	526,400
(USD), 5.50%, 07/12/2020 (a)	160,000	171,000
		697,400
INDONESIA (1.8%)
Pertamina Persero PT (USD), 6.00%, 05/03/2042 (a)	490,000	437,325
KAZAKHSTAN (3.1%)
Kazakhstan Temir Zholy Finance BV (USD), 6.95%, 07/10/2042 (a)	750,000	765,832
MEXICO (0.9%)
Petroleos Mexicanos
(USD), 6.63%, 06/15/2035	43,000	48,160
(USD), 6.50%, 06/02/2041	110,000	122,100
(USD), 6.38%, 01/23/2045 (a)	50,000	54,750
		225,010
VENEZUELA (0.3%)
Petroleos de Venezuela SA (USD), 8.50%, 11/02/2017 (a)	70,000	63,000
Total Government Agencies		2,188,567
REPURCHASE AGREEMENT (11.2%)
UNITED STATES (11.2%)
Fixed Income Clearing Corp., 0.00%, dated 04/30/2014, due 05/01/2014, repurchase price $2,730,000, collateralized by U.S. Treasury Bond, maturing 05/15/2042; total market value of $2,787,138	2,730,000	2,730,000
Total Repurchase Agreement		2,730,000
Total Investments (Cost $24,578,292) (e)—100.1%		24,427,111

Liabilities in excess of other assets—(0.1)%		(25,098)
Net Assets—100.0%		$24,402,013

See accompanying notes to financial statements.

Semi-Annual Report 2014

28

Statement of Investments (concluded)

April 30, 2014 (Unaudited)

Aberdeen Emerging Markets Debt Fund

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely.
(c)	Variable or Floating Rate Security. Rate disclosed is as of April 30, 2014.
(d)	Inflation linked security.
(e)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
BRL	Brazilian Real
CLP	Chilean Peso
EMTN	Euro Medium Term Note
INR	Indian Rupee
MTN	Medium Term Note
MXN	Mexican Peso
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PIK	Payment In Kind
REIT	Real Estate Investment Trust
RUB	New Russian Ruble
USD	U.S. Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

At April 30, 2014, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date*	Counterparty		Amount Purchased		Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
Chilean Peso/United States Dollar
05/28/2014	Barclays Bank	CLP	66,254,000	USD	117,010	$117,120	$110
05/28/2014	HSBC	CLP	88,758,000	USD	158,310	156,901	(1,409)

Indian Rupee/United States Dollar
05/28/2014	HSBC	INR	29,656,000	USD	478,963	489,293	10,330

Mexican Peso/United States Dollar
07/16/2014	JPMorgan Chase	MXN	1,044,000	USD	79,493	79,341	(152)

New Russian Ruble/United States Dollar
05/28/2014	Barclays Bank	RUB	4,250,000	USD	114,232	118,583	4,351
05/28/2014	Citibank	RUB	9,066,000	USD	244,350	252,960	8,610

Philippine Peso/United States Dollar
05/28/2014	HSBC	PHP	21,822,000	USD	490,398	489,318	(1,080)
						$1,703,516	$20,760

Sale Contracts Settlement Date*	Counterparty		Amount Purchased		Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Brazilian Real
05/28/2014	Citibank	USD	612,516	BRL	1,498,000	$667,030	$(54,514)
05/28/2014	Goldman Sachs	USD	19,123	BRL	46,000	20,483	(1,360)
05/28/2014	JPMorgan Chase	USD	1,024,939	BRL	2,322,000	1,033,941	(9,002)

United States Dollar/Mexican Peso
07/16/2014	HSBC	USD	268,742	MXN	3,530,000	268,270	472

United States Dollar/New Russian Ruble
05/28/2014	HSBC	USD	364,802	RUB	13,316,000	371,543	(6,741)

United States Dollar/Peruvian Nouveau Sol
05/28/2014	HSBC	USD	238,262	PEN	666,000	236,503	1,759
05/28/2014	JPMorgan Chase	USD	158,809	PEN	453,000	160,865	(2,056)

United States Dollar/South African Rand
07/16/2014	HSBC	USD	240,776	ZAR	2,570,000	241,491	(715)
07/16/2014	JPMorgan Chase	USD	162,402	ZAR	1,723,000	161,903	499
						$3,162,029	$(71,658)

*	Certain contracts with different trade dates and like characteristics have been shown net.

See accompanying notes to financial statements.

2014 Semi-Annual Report

29

Aberdeen Emerging Markets Debt Local Currency Fund (Unaudited)

The Aberdeen Emerging Markets Debt Local Currency Fund (Class A shares at net asset value net of fees) returned (1.98%) for the six-month period ended April 30, 2014, versus the (1.48%) return of its benchmark, the J.P. Morgan GBI-EM Global Diversified Index, for the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Emerging Markets Debt Local Currency Debt Funds (consisting of 104 funds) was (1.58%) for the period.

Emerging market debt performance was mixed over the reporting period. Romania and Poland posted the largest gains, helped by strong currency gains. Russia was the worst-performing market due to the fallout over the Ukraine crisis, while the markets of smaller J.P. Morgan GBI-EM Global Diversified Index constituents Philippines and Chile also declined due to currency depreciation and poor bond returns, respectively.

The health of the U.S. economy and Federal Reserve (Fed) communications dominated investor focus throughout much of the period. A decision was made by the Federal Open Market Committee (FOMC) in December to start the much-anticipated process of tapering its asset purchase program beginning in January 2014, via a $10 billion reduction in total purchases. The FOMC cut total purchases by a further $10 billion in February, March and April to $45 billion, which initially weighed on investor sentiment towards emerging markets. The asset class subsequently rebounded in February thanks to some positive central bank policy-making and the market’s realization that certain idiosyncratic events did not imply wider negative contagion. It appeared that economic events from the U.S. were not the key drivers of returns, but the market rewarded pragmatic measures by the emerging market central banks. Emerging market debt continued to post gains in March and April as investors generally focused on the yield differential between emerging markets and the developed world rather than events in Russia and Ukraine.

As the situation in the Crimea region of Ukraine threatened to boil over into conflict in March, a referendum took place in which 96% of Crimea’s voters chose to join Russia rather than stay in Ukraine. In the same month, the Ukrainian government was given vital breathing space as the International Monetary Fund (IMF) agreed to a two-year program worth up to U.S.$18 billion as part of wider international funding, with the potential to reach U.S.$27 billion. The IMF board met at the end of April to approve a $17 billion aid package for Ukraine after the interim government provided the necessary documents and expressed its willingness to push through required structural reforms. Presidential elections were scheduled for the end of May amid continuing tensions in the eastern region of the country.

Elsewhere in the emerging markets, Mexico unveiled further reform measures in December 2013, as the Senate approved the political and electoral reform while the Federal Congress passed the energy reform bill. Standard and Poor’s (S&P) upgraded Mexico’s credit rating by one notch to BBB+,1 citing the energy reform bill as a “watershed moment” for the country. In April 2014, Mexico’s government released its National Infrastructure Plan for 2014-2018, in which most funds were directed towards the energy sector. The plan contained a projected total of 743 projects worth nearly $600 billion, 70% higher than the previous administration’s infrastructure plan.

Brazil’s current account deficit was $25.2 billion in the first quarter of 2014, marginally higher than the $24.7 billion recorded in the same period in 2013. The deterioration was attributable to a larger trade deficit and an increase in interest payments. The nation’s rolling 12-month primary budget surplus dropped to 1.7% of gross domestic product (GDP) as of March 2014, as surpluses from the regional governments generally did not meet expectations. Nevertheless, the employment market remains extremely tight, with a shrinking labor force bringing the unemployment rate down to 5% in March. Wage growth remains soft compared to the same period in 2013, rising by 3% year over year.

The Fund underperformed versus the benchmark J.P. Morgan GBI-EM Global Diversified Index over the reporting period. An overweight position relative to the benchmark in Russia going into the geopolitical crisis was the main detractor from performance, with overall positioning in South Africa also having a negative impact. Conversely, an overweight position in Brazil and overall positioning in Poland were the main contributors to performance for the period. The Fund’s exposure to the Indian rupee, which is not represented in the benchmark index, also bolstered performance over the period.

With regard to derivatives, the Fund’s use of currency forwards had a negative impact on performance over the reporting period.

In terms of Fund activity during the reporting period, we exited the position in Brazilian global bonds in favor of the country’s local law 10-year bond equivalent. We reduced the positions in Nigerian bonds by selling U.S. Treasury bills and trimmed the allocation to Russian bonds in an effort to target an underweight position relative to the benchmark. We increased the Fund’s exposure to South Africa, Colombia, Mexico and Peru. In terms of currency exposure, we decreased positions in the Brazilian real and Indian rupee and added to the exposure to the Philippine peso. Additionally, we established a new Chilean peso position and reduced the Fund’s underweight to the Colombian peso.

In our opinion, the drivers of returns in emerging market debt may remain constant as we move into the summer. Given the rise in yields which occurred in 2013, we think that the emerging markets debt asset class is looking more attractive when compared to U.S. and European high yield bonds, while the search for yield is still relevant given how well peripheral European debt has performed recently. Retail flows remained positive over the last few weeks of the reporting period, while institutional demand remains strong as pension funds and insurance companies look to reaffirm their positions in what has traditionally been an under-allocated asset class.

Semi-Annual Report 2014

30

1	Standard & Poor’s credit ratings express the agency’s opinion about the ability and willingness of an issuer, such as a corporation or state or city government, to meet its financial obligations in full and on time. Typically, ratings are expressed as letter grades that range, for example, from “AAA” to “D” to communicate the agency’s opinion of relative level of credit risk. Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Aberdeen Emerging Markets Debt Local Currency Fund (Unaudited) (concluded)

Portfolio Management:

Aberdeen Emerging Markets Debt Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Foreign securities are more volatile, harder to price and less liquid than U.S. securities; and are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries.

The Fund’s investments in high-yield bonds and other lower-rated securities will subject the Fund to substantial risk of loss.

The Fund is non-diversified and may hold larger positions in fewer securities than other funds and have greater risk than more diversified funds.

Derivatives are speculative and may hurt the Fund’s performance. They present the risk of disproportionately increased losses and/or reduced gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Please read the prospectus for more detailed information regarding these and other risks.

2014 Semi-Annual Report

31

Aberdeen Emerging Markets Debt Local Currency Fund (Unaudited)

Average Annual Total Return (For periods ended April 30, 2014)		Six Month†		1 Yr.		Inception[1]
Class A	w/o SC	(1.98%	)	(11.63%	)	(1.58%	)
	w/SC2	(6.19%	)	(15.37%	)	(2.99%	)
Class C	w/o SC	(2.28%	)	(12.18%	)	(2.29%	)
	w/SC3	(3.25%	)	(13.05%	)	(2.29%	)
Class R4	w/o SC	(2.27%	)	(12.06%	)	(1.90%	)
Institutional Service Class[4]	w/o SC	(1.82%	)	(11.30%	)	(1.32%	)
Institutional Class[4]	w/o SC	(1.82%	)	(11.30%	)	(1.32%	)

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value per share and/or financial statement adjustments.

†	Not Annualized
1	The Fund commenced operations on May 2, 2011.
2	A 4.25% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six months and one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

Semi-Annual Report 2014

32

Aberdeen Emerging Markets Debt Local Currency Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2014)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Emerging Markets Debt Local Currency Fund, J.P. Morgan Government Bond Index Emerging Markets (GBI-EM) Global Diversified Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect and fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The J.P. Morgan GBI-EM Global Diversified Index is an alternatively weighted index that assigns weightings among countries by limiting the weights of countries with larger debt stocks and redistributes those weights to countries with smaller weights. The index consists of local currency denominated, government debt issued in emerging markets countries including: Brazil, Chile, Colombia, Hungary, Indonesia, Malaysia, Mexico, Nigeria, Peru, Philippines, Poland, Romania, Russia, South Africa, Thailand, and Turkey.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2014 (Unaudited)

Asset Allocation
Government Bonds	74.1%
Corporate Bonds	9.6%
Government Agencies	8.9%
Repurchase Agreement	3.0%
Other assets in excess of liabilities	4.4%
100.0%

The following chart summarizes the composition of the Fund’s portfolio, expressed as a percentage of net assets. The industries listed below may include more than one industry group. As of April 30, 2014, the Fund did not have more than 25% of its assets invested in any industry group.

Top Industries
Oil, Gas & Consumable Fuels	4.9%
Commercial Banks	4.7%
Other	90.4%
100.0%

Top Holdings*
South Africa Government Bond, Series R207 01/15/2020	6.0%
Petrobras Global Finance BV 05/20/2016	4.9%
Turkey Government Bond 06/17/2015	4.0%
Brazil Notas do Tesouro Nacional, Serie F 01/01/2021	3.6%
RZD Capital PLC 04/02/2019	3.0%
Indonesia Treasury Bond, Series FR59 05/15/2027	2.9%
Thailand Government Bond 10/10/2017	2.8%
Russian Federal Bond – OFZ, Series 6211 01/25/2023	2.6%
Brazil Notas do Tesouro Nacional, Serie F 01/01/2023	2.6%
Mexico Fixed Rate Bonds, Series M 11/13/2042	2.5%
Other	65.1%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Top Countries
Brazil	17.8%
South Africa	12.4%
Mexico	11.6%
Turkey	8.0%
Indonesia	7.6%
Thailand	7.2%
Russia	5.9%
Malaysia	5.9%
Poland	4.8%
United States	3.0%
Other	15.8%
100.0%

2014 Semi-Annual Report

33

Statement of Investments

April 30, 2014 (Unaudited)

Aberdeen Emerging Markets Debt Local Currency Fund

	Shares or Principal Amount	Value
CORPORATE BONDS (9.6%)
BRAZIL (9.6%)
Commercial Banks (4.7%)
Banco do Brasil SA (BRL), 9.75%, 07/18/2017 (a)	$1,985,000	$832,369
Banco Votorantim SA (BRL), EMTN, 6.25%, 05/16/2016 (a)(b)	1,790,000	909,458
		1,741,827
Oil, Gas & Consumable Fuels (4.9%)
Petrobras Global Finance BV (USD), 1.85%, 05/20/2016 (c)	1,800,000	1,788,750
		3,530,577
Total Corporate Bonds		3,530,577
GOVERNMENT BONDS (74.1%)
BRAZIL (8.2%)
Brazil Notas do Tesouro Nacional
Serie F (BRL), 10.00%, 01/01/2021	3,290,000	1,321,365
Serie F (BRL), 10.00%, 01/01/2023	2,340,000	925,484
Serie B (BRL), 6.00%, 08/15/2024 (b)	110,000	116,920
Brazilian Government International Bond (BRL), 10.25%, 01/10/2028	1,320,000	630,474
		2,994,243
COLOMBIA (2.1%)
Colombia Government International Bond
(COP), 7.75%, 04/14/2021	1,063,000,000	618,509
(COP), 4.38%, 03/21/2023	320,000,000	148,716
		767,225
HUNGARY (2.1%)
Hungary Government Bond
Series 16\C (HUF), 5.50%, 02/12/2016	114,500,000	538,619
Series 22\A (HUF), 7.00%, 06/24/2022	48,300,000	243,959
		782,578
INDONESIA (7.6%)
Indonesia Treasury Bond
Series FR53 (IDR), 8.25%, 07/15/2021	2,865,000,000	251,522
Series FR43 (IDR), 10.25%, 07/15/2022	8,494,000,000	826,515
Series FR59 (IDR), 7.00%, 05/15/2027	13,741,000,000	1,057,777
Series FR54 (IDR), 9.50%, 07/15/2031	6,756,000,000	634,023
		2,769,837
MALAYSIA (4.0%)
Malaysia Government Bond
Series 0210 (MYR), 4.01%, 09/15/2017	2,070,000	643,490
Series 0112 (MYR), 3.42%, 08/15/2022	2,760,000	811,826
		1,455,316
MEXICO (9.9%)
Mexican Bonos, Series M (MXN), 6.50%, 06/10/2021	7,950,000	633,888
Mexico Fixed Rate Bonds
Series M10 (MXN), 7.25%, 12/15/2016	6,890,000	565,042
Series M10 (MXN), 8.50%, 12/13/2018	5,800,000	505,090
Series M (MXN), 8.00%, 06/11/2020	6,900,000	594,069
Series M30 (MXN), 8.50%, 11/18/2038	4,465,000	389,002
Series M (MXN), 7.75%, 11/13/2042	11,460,000	921,858
		3,608,949
NIGERIA (2.0%)
Nigeria Government Bond (NGN), 15.10%, 04/27/2017	83,730,000	546,995
Nigeria Treasury Bill (NGN), 10.22%, 11/20/2014	31,700,000	185,471
		732,466
PERU (2.8%)
Peruvian Government International Bond (PEN), 5.20%, 09/12/2023 (a)	575,000	194,306
(PEN), 6.95%, 08/12/2031 (a)	2,315,000	847,937
		1,042,243
POLAND (4.8%)
Poland Government Bond
Series 1020 (PLN), 5.25%, 10/25/2020	2,520,000	905,740
Series 0429 (PLN), 5.75%, 04/25/2029	2,220,000	838,756
		1,744,496
RUSSIA (2.9%)
Russian Federal Bond — OFZ
Series 6211 (RUB), 7.00%, 01/25/2023	39,250,000	955,772
Series 6212 (RUB), 7.05%, 01/19/2028	4,180,000	96,633
		1,052,405
SOUTH AFRICA (12.4%)
Eskom Holdings SOC Ltd., Series E170 (ZAR), 13.50%, 08/01/2021	4,500,000	531,505
South Africa Government Bond
Series R207 (ZAR), 7.25%, 01/15/2020	23,920,000	2,195,420
Series R186 (ZAR), 10.50%, 12/21/2026	5,650,000	621,234
Series 2030 (ZAR), 8.00%, 01/31/2030	9,550,000	834,496
Series R209 (ZAR), 6.25%, 03/31/2036	4,910,000	343,908
		4,526,563
THAILAND (4.9%)
Thailand Government Bond
(THB), 3.25%, 06/16/2017	8,500,000	268,793
(THB), 2.80%, 10/10/2017	32,648,000	1,014,830
Series ILB (THB), 1.20%, 07/14/2021 (a)(b)	16,097,053	510,704
		1,794,327
TURKEY (8.0%)
Turkey Government Bond
(TRY), 10.00%, 06/17/2015	3,080,000	1,471,043
(TRY), 8.80%, 11/14/2018	1,750,000	819,658
Series CPI (TRY), 4.00%, 04/01/2020 (b)	789,891	408,123
(TRY), 9.50%, 01/12/2022	520,000	249,958
		2,948,782

See accompanying notes to financial statements.

Semi-Annual Report 2014

34

Statement of Investments (continued)

April 30, 2014 (Unaudited)

Aberdeen Emerging Markets Debt Local Currency Fund

	Shares or Principal Amount	Value
URUGUAY (2.4%)
Uruguay Government International Bond
(UYU), 5.00%, 09/14/2018 (b)	$13,710,702	$633,145
(UYU), 4.25%, 04/05/2027 (b)	5,820,679	266,063
		899,208
Total Government Bonds		27,118,638
GOVERNMENT AGENCIES (8.9%)
MALAYSIA (1.9%)
Cagamas MBS Bhd, Series 4 (MYR), 3.90%, 05/29/2017	2,300,000	702,837
MEXICO (1.7%)
Petroleos Mexicanos (MXN), 9.10%, 01/27/2020	7,090,000	604,716
RUSSIA (3.0%)
RZD Capital PLC (RUB), 8.30%, 04/02/2019 (a)	43,400,000	1,108,604
THAILAND (2.3%)
Bank of Thailand
Series 3YR (THB), 3.40%, 09/08/2014	13,980,000	433,998
Series 3YR (THB), 2.95%, 01/14/2016	12,700,000	397,026
		831,024
Total Government Agencies		3,247,181
REPURCHASE AGREEMENT (3.0%)
UNITED STATES (3.0%)
Fixed Income Clearing Corp., 0.00%, dated 04/30/2014, due 05/01/2014, repurchase price $1,100,000, collateralized by U.S. Treasury Bond, maturing 08/15/2042; total market value of $1,122,300	1,100,000	1,100,000
Total Repurchase Agreement		1,100,000
Total Investments (Cost $38,347,925) (d)—95.6%		34,996,396

Other assets in excess of liabilities—4.4%		1,593,912
Net Assets—100.0%		$36,590,308

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Inflation linked security.
(c)	Variable or Floating Rate Security. Rate disclosed is as of April 30, 2014.
(d)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
EMTN	Euro Medium Term Note
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
MXN	Mexican Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
REIT	Real Estate Investment Trust
RUB	New Russian Ruble
THB	Thai Baht
TRY	Turkish Lira
USD	U.S. Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

See accompanying notes to financial statements.

2014 Semi-Annual Report

35

Statement of Investments (continued)

April 30, 2014 (Unaudited)

Aberdeen Emerging Markets Debt Local Currency Fund

At April 30, 2014, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date*	Counterparty		Amount Purchased		Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
Brazilian Real/United States Dollar
05/28/2014	HSBC	BRL	986,000	USD	437,018	$439,047	$2,029

Chilean Peso/United States Dollar
05/28/2014	Barclays Bank	CLP	345,093,000	USD	609,462	610,034	572

Colombian Peso/United States Dollar
05/28/2014	Citibank	COP	951,757,000	USD	466,068	490,431	24,363
05/28/2014	Goldman Sachs	COP	1,464,531,000	USD	706,411	754,658	48,247

Hungarian Forint/United States Dollar
07/16/2014	Barclays Bank	HUF	10,000,000	USD	44,841	45,067	226

Indian Rupee/United States Dollar
05/28/2014	HSBC	INR	64,981,000	USD	1,022,164	1,072,118	49,954

Indonesian Rupiah/United States Dollar
05/28/2014	Goldman Sachs	IDR	3,544,805,000	USD	303,754	305,448	1,694
05/28/2014	HSBC	IDR	3,788,840,000	USD	317,244	326,476	9,232

Malaysian Ringgit/United States Dollar
05/28/2014	HSBC	MYR	4,888,000	USD	1,470,473	1,494,484	24,011

Mexican Peso/United States Dollar
07/16/2014	HSBC	MXN	22,614,000	USD	1,723,783	1,718,603	(5,180)

New Russian Ruble/United States Dollar
05/28/2014	Citibank	RUB	33,503,000	USD	906,037	934,800	28,764
05/28/2014	Goldman Sachs	RUB	3,006,000	USD	83,593	83,873	281
05/28/2014	UBS	RUB	57,015,000	USD	1,545,897	1,590,833	44,936

Peruvian Nouveau Sol/United States Dollar
05/28/2014	Goldman Sachs	PEN	601,000	USD	214,146	213,421	(725)
05/28/2014	UBS	PEN	317,000	USD	113,702	112,570	(1,132)

Philippine Peso/United States Dollar
05/28/2014	HSBC	PHP	82,684,000	USD	1,847,687	1,854,035	6,348

Polish Zloty/United States Dollar
07/16/2014	HSBC	PLN	7,973,000	USD	2,636,734	2,621,627	(15,107)

Thai Baht/United States Dollar
07/16/2014	Barclays Bank	THB	11,294,000	USD	349,573	348,299	(1,274)
						$15,015,824	$217,239

Sale Contracts Settlement Date*	Counterparty		Amount Purchased		Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)

United States Dollar/Brazilian Real
05/28/2014	Barclays Bank	USD	195,863	BRL	445,000	$198,150	$(2,287)
05/28/2014	Citibank	USD	1,018,120	BRL	2,492,000	1,109,639	(91,519)
05/28/2014	HSBC	USD	159,011	BRL	386,000	171,878	(12,867)
05/28/2014	UBS	USD	185,882	BRL	445,000	198,150	(12,268)

United States Dollar/Chilean Peso
05/28/2014	HSBC	USD	196,687	CLP	111,205,000	196,581	106

United States Dollar/Colombian Peso
05/28/2014	Citibank	USD	587,067	COP	1,211,707,000	624,380	(37,313)
05/28/2014	HSBC	USD	151,952	COP	294,179,000	151,587	365

United States Dollar/Hungarian Forint
07/16/2014	HSBC	USD	328,776	HUF	72,776,000	327,981	795

United States Dollar/Indian Rupee
05/28/2014	HSBC	USD	322,780	INR	19,850,000	327,504	(4,724)

See accompanying notes to financial statements.

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Statement of Investments (concluded)

April 30, 2014 (Unaudited)

Aberdeen Emerging Markets Debt Local Currency Fund

Sale Contracts Settlement Date*	Counterparty		Amount Purchased		Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)

United States Dollar/Indonesian Rupiah
05/28/2014	HSBC	USD	366,963	IDR	4,212,733,000	$363,002	$3,961
05/28/2014	JPMorgan Chase	USD	105,585	IDR	1,229,529,000	105,946	(361)

United States Dollar/Malaysian Ringgit
05/28/2014	HSBC	USD	370,755	MYR	1,208,000	369,341	1,414

United States Dollar/Mexican Peso
07/16/2014	HSBC	USD	620,773	MXN	8,154,000	619,682	1,091

United States Dollar/New Russian Ruble
05/28/2014	HSBC	USD	1,497,104	RUB	54,556,000	1,522,222	(25,118)
05/28/2014	UBS	USD	50,558	RUB	1,858,000	51,842	(1,284)

United States Dollar/Nigerian Naira
05/28/2014	HSBC	USD	134,557	NGN	21,973,000	135,955	(1,398)

United States Dollar/Peruvian Nouveau Sol
05/28/2014	JPMorgan Chase	USD	1,121,121	PEN	3,198,000	1,135,640	(14,519)

United States Dollar/Philippine Peso
05/28/2014	HSBC	USD	575,655	PHP	25,779,000	578,046	(2,391)

United States Dollar/Polish Zloty
07/16/2014	HSBC	USD	777,366	PLN	2,374,000	780,602	(3,236)

United States Dollar/South African Rand
07/16/2014	JPMorgan Chase	USD	1,111,739	ZAR	11,795,000	1,108,323	3,416

United States Dollar/Thai Baht
05/28/2014	HSBC	USD	450,837	THB	14,819,000	457,857	(7,020)
07/16/2014	JPMorgan Chase	USD	1,395,162	THB	45,291,000	1,396,741	(1,579)

United States Dollar/Turkish Lira
07/16/2014	JPMorgan Chase	USD	77,907	TRY	169,000	78,539	(632)
						$12,009,588	$(207,368)

*	Certain contracts with different trade dates and like characteristics have been shown net.

See accompanying notes to financial statements.

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Aberdeen Global Fixed Income Fund (Unaudited)

The Aberdeen Global Fixed Income Fund (Class A shares at net asset value net of fees) returned 2.84% for the six-month period ended April 30, 2014, versus the 2.10% return for its benchmark, the Barclays Global Aggregate Bond Index, for the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Global Income Funds (consisting of 227 funds) was 2.57% for the period.

Core global developed market government bonds broadly sold off during November and December 2013 in response to stronger U.S. economic data, a bipartisan budget deal in the U.S. Congress to avert another government shutdown, and a surprise decision in December by the Federal Open Market Committee (FOMC) to taper its asset purchase program beginning in January 2014. The first quarter of 2014, however, marked a reversal in trend as core government bonds strengthened due to concerns over the tightening of global liquidity following December’s FOMC tapering announcement, weaker U.S. economic data, and fears of a widespread conflict in Ukraine. December U.S. non-farm payroll data released in January did not meet expectations at 74,000 against a consensus of 197,000. Bad weather was largely blamed for the downside surprise and led to speculation that the data could cause the Federal Reserve (Fed) to slow the pace of tapering, a claim that was dismissed by a number of Fed speakers the following week.

As the situation in Crimea threatened to boil over into conflict in March, a referendum took place in which 96% of Crimea’s voters chose to join Russia rather than stay in Ukraine. In the same month, the Ukrainian government was given vital breathing space as a two-year International Monetary Fund (IMF) program worth up to U.S.$18 billion was agreed as part of wider international funding contingent on structural reforms.

The European Central Bank (ECB) cut the main refinancing rate by 25 basis points to 0.25% and the marginal lending rate by 25 basis points to 0.75% in November 2013, but maintained the deposit rate at 0% over the reporting period. Forward rate guidance was introduced by the ECB in a surprise move designed to calm volatility. In March, ECB President Mario Draghi continued to insist that the worst of the Eurozone crisis was over but that ECB monetary policy will remain accommodative and the central bank would stand ready to act.

UK inflation was in line with the Bank of England’s (BoE) 2% target for the first time in four years in January 2014, as the Consumer Price Index (CPI)1 unexpectedly fell 0.1% from 2.1% in November. Unemployment also took a surprise decline, falling 0.3% to 7.1%, bringing it close to the BoE’s 7% threshold. The BoE quelled speculation that this would be a catalyst for higher interest rates by stating in its Quarterly Inflation Report issued in February that a variety of indicators would be used to determine labor market strength, dropping previous emphasis on the unemployment rate.

Emerging markets were volatile as monetary policy moves in the U.S., slowing economic growth in China and, later, the crisis in Ukraine, took focus. The Fed’s decision to taper weighed on investor sentiment, particularly in January. The asset class nevertheless rebounded in February thanks to some positive global central bank policy-making and the market’s realization that certain idiosyncratic events did not imply wider negative contagion. Emerging market debt continued to post gains in March as a significant support package for Ukraine was completed, Argentina employed some conventional policy-making, and Venezuela started its new parallel currency regime.

With regard to credit markets, ongoing demand from both institutional and retail investors supported the asset class and a net negative supply of bonds to the market created a positive technical backdrop in the fourth quarter of 2013. Credit spreads continued to grind moderately tighter in the first quarter of 2014 and overall credit market returns were positive across all major markets. Higher-quality sectors such as agencies and supranationals2 underperformed on a relative basis as demand for relatively higher-yielding assets persisted. In terms of sectors, non-financials outperformed financials with transportation and communications among the top performers.

The Fund outperformed versus the benchmark Barclays Global Aggregate Bond Index over the reporting period. An overweight to lower-rated securities relative to the benchmark was the primary contributor to performance. Exposure to emerging markets issues also had a positive impact as they recovered their value following poor performance earlier in 2013.

Regarding geographic allocation, the Fund is positioned overweight to Europe relative to its exposure to the U.S. Relatively weaker economic growth rates continued to support lower European bond yields. Exposure to peripheral European countries such as Italy and Spain also enhanced Fund performance. Conversely, the Fund’s short duration position relative to the benchmark Barclays Global Aggregate Bond Index had a modest negative impact on performance over the reporting period.

In terms of currency positioning, Fund performance benefited from overweight exposure to the sterling against the euro, U.S. dollar and Swedish Krona, as UK economic data supported a strengthening of the currency. The biggest detractor from performance was a long position in the Norwegian krone relative to the Swedish krona.

While the Fund used some derivatives during the reporting period, they did not have a notable impact on performance.

Looking ahead, the ECB generally is expected to keep monetary policy measures on hold in the near term. The ECB’s stance is expected to remain dovish, however, meaning that country spreads should remain well supported, in our opinion. Better macroeconomic data is expected to see spreads perform well even if the ECB maintains policy action on hold as core yields move higher.

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1	The Consumer Price Index is a measure that examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care.
2	Supranational bonds are issued by entities formed by two or more central governments to promote economic development for the member countries.

Aberdeen Global Fixed Income Fund (Unaudited) (concluded)

In our opinion, the drivers of returns in emerging market debt may remain constant as we move into the summer. Given the rise in yields which occurred in 2013, we think that the emerging markets debt asset class is looking more attractive when compared to U.S. and European high yield bonds, while the search for yield is still relevant given how well peripheral European debt has performed recently. Retail flows remained positive over the last few weeks of the reporting period, while institutional demand remains strong as pension funds and insurance companies look to reaffirm their positions in what has traditionally been an under-allocated asset class.

In the global credit markets, we are somewhat surprised at the willingness of investors to discount tail risks and for the market to continue with its very firm tone despite real uncertainties in the future path for growth in Europe. Geopolitical risk in Ukraine remains highly elevated, with the meaningful prospect of Russia’s reaction to sanctions having a negative consequence on still anemic European growth. We believe that the market also appears to be comfortable with the complexities and uncertainty of quantitative easing in the Eurozone,3 preferring to believe that ECB economic stimulus can be delivered if required. Given that credit spreads are becoming increasingly compressed and that investor sentiment can reverse rapidly in a market in which most participants are positioned similarly, as was the case in January 2014, we believe that a more neutral stance remains warranted.

Portfolio Management:

Aberdeen Global Fixed Income Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Foreign securities are more volatile, harder to price and less liquid than U.S. securities; and are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries.

Derivatives are speculative and may hurt the Fund’s performance. They present the risk of disproportionately increased losses and/or reduced gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Please read the prospectus for more detailed information regarding these risks.

3	The Eurozone includes the 17 European Union countries which have adopted the euro as their currency: Austria, Belgium, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Malta, the Netherlands, Portugal, Slovakia, Slovenia, and Spain.

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Aberdeen Global Fixed Income Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2014)		Six Month†		1 Yr.		5 Yr.	10 Yr.
Class A	w/o SC	2.84%		1.57%		5.37%	4.38%
	w/SC2	(1.52%	)	(2.78%	)	4.45%	3.92%
Class C	w/o SC	2.47%		0.90%		4.59%	3.68%
	w/SC3	1.47%		(0.10%	)	4.59%	3.68%
Institutional Service Class[4,5]	w/o SC	2.90%		1.73%		5.53%	4.58%
Institutional Class[4,6]	w/o SC	3.00%		1.93%		5.67%	4.64%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value per share and/or financial statement adjustments.

†	Not Annualized
1	Returns prior to July 20, 2009 reflect the performance of the predecessor fund, (the “Predecessor Fund”). The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 4.25% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six months and one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.
5	Returns before the first offering of the Institutional Service Class Shares (July 20, 2009) are based on the previous performance of Common Class shares of the Predecessor Fund. This performance is substantially similar to what Institutional Service Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares would only differ to the extent of the differences in expenses of the two classes.
6	Returns before the first offering of the Institutional Class Shares (July 20, 2009) are based on the previous performance of the Common Class shares of the Predecessor Fund. This performance is substantially similar to what Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class shares would only differ to the extent of the differences in expenses of the two classes.

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Aberdeen Global Fixed Income Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2014)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Global Fixed Income Fund, the Barclays Global Aggregate Bond Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2014. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Barclays Global Aggregate Bond Index is a broad-based index that measures the global investment grade fixed-rate debt markets inclusive of three major components: U.S. Aggregate Bond Index, the Pan-European Aggregate Index, and the Asian-Pacific Aggregate Index.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2014 (Unaudited)

Asset Allocation
Corporate Bonds	46.2%
Government Bonds	40.1%
U.S. Agencies	6.9%
Commercial Mortgage-Backed Securities	1.6%
Residential Mortgage-Backed Securities	1.5%
Municipal Bonds	1.0%
Repurchase Agreement	1.0%
Asset-Backed Securities	0.9%
U.S. Treasuries	0.8%
Other assets in excess of liabilities	–%
100.0%

Amounts listed as “–” are 0% or round to 0%

The following chart summarizes the composition of the Fund’s portfolio, expressed as a percentage of net assets. The industries listed below may include more than one industry group. As of April 30, 2014, the Fund did not have more than 25% of its assets invested in any industry group.

Top Industries
Commercial Banks	8.9%
Oil, Gas & Consumable Fuels	4.5%
Insurance	3.8%
Commercial Services & Supplies	3.3%
Diversified Telecommunication Services	3.2%
Diversified Financial Services	2.2%
Electric Utilities	1.9%
Engineering & Construction	1.8%
Diversified Minerals	1.8%
Media	1.4%
Other	67.2%
100.0%

Top Holdings*
Japan Government 20 Year Bond, Series 64 09/20/2023	3.5%
Japan Government 20 Year Bond, Series 112 06/20/2029	2.8%
Australia Government Bond, Series 132 01/21/2018	2.4%
Buoni Poliennali Del Tesoro 06/01/2018	1.9%
United Kingdom Gilt 01/22/2016	1.9%
Minera y Metalergica del Boleo SA de CV 05/07/2019	1.8%
Bundesrepublik Deutschland 02/15/2023	1.8%
Japan Government 5 Year Bond, Series 105 06/20/2017	1.8%
Spain Government Bond 04/30/2017	1.6%
Canadian Government Bond 06/01/2017	1.6%
Other	78.9%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Top Countries
United States	26.5%
Japan	11.7%
United Kingdom	9.5%
Italy	5.7%
Netherlands	4.7%
Australia	4.7%
Canada	4.4%
France	4.2%
Germany	3.2%
Spain	2.5%
Other	22.9%
100.0%

Semi-Annual Report 2014

41

Statement of Investments

April 30, 2014 (Unaudited)

Aberdeen Global Fixed Income Fund

	Shares or Principal Amount	Value
ASSET-BACKED SECURITIES (0.9%)
UNITED STATES (0.9%)
CKE Restaurant Holdings, Inc., Series 2013-1A, Class A2 (USD), 4.47%, 03/20/2043 (a)	$49,250	$50,055
Dominos Pizza Master Issuer LLC, Series 2012-1A, Class A2 (USD), 5.22%, 01/25/2042 (a)	96,625	103,829
Santander Drive Auto Receivables Trust, Series 2011-1, Class D (USD), 4.01%, 02/15/2017	35,000	36,242
		190,126
Total Asset-Backed Securities		190,126
COMMERCIAL MORTGAGE-BACKED SECURITIES (1.6%)
UNITED STATES (1.6%)
Americold LLC Trust, Series 2010-ARTA, Class A2FL (USD), 2.50%, 01/14/2029 (a)(b)	100,000	99,962
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class AMFL (USD), 0.85%, 06/11/2050 (a)(b)	25,000	24,495
Citigroup Commercial Mortgage Trust
Series 2006-C5, Class AM (USD), 5.46%, 10/15/2049	10,000	10,911
Series 2007-C6, Class AM (USD), 5.89%, 12/10/2049 (b)	20,000	22,059
Commercial Mortgage Pass Through Certificates
Series 2006-C7, Class AM (USD), 5.97%, 06/10/2046 (b)	10,000	10,757
Series 2007-C9, Class AMFL (USD), 0.79%, 12/10/2049 (a)(b)	10,000	9,821
FREMF Mortgage Trust, Series 2011-K10, Class B (USD), 4.77%, 11/25/2049 (a)(b)	20,000	21,304
GS Mortgage Securities Trust, Series 2013-GC16, Class B (USD), 5.16%, 11/10/2046 (b)	30,000	32,723
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2013-C13, Class B (USD), 4.19%, 01/15/2046 (b)	10,000	10,227
MASTR Alternative Loans Trust
Series 2004-8, Class 1A1 (USD), 6.50%, 09/25/2034	37,458	39,871
Series 2004-11, Class 7A1 (USD), 6.50%, 10/25/2034	13,235	14,354
Structured Asset Securities Co., Series 2003-A40, Class 3A1 (USD), 2.39%, 01/25/2034 (b)	43,275	43,296
Wells Fargo Mortgage Backed Securities 2003-N Trust, Series 2003-N, Class 1A1 (USD), 2.48%, 12/25/2033 (b)	19,393	19,447
		359,227
Total Commercial Mortgage-Backed Securities		359,227
RESIDENTIAL MORTGAGE-BACKED SECURITIES (1.5%)
UNITED STATES (1.5%)
BCAP LLC Trust
Series 2009-RR4, Class 3A1 (USD), 1.95%, 04/26/2037 (a)(b)	16,001	16,001
Series 2009-RR6, Class 3A1 (USD), 2.66%, 12/26/2037 (a)(b)	36,185	36,345
Series 2009-RR2, Class A1 (USD), 2.68%, 01/21/2038 (a)(b)	49,457	49,922
Credit Suisse Mortgage Capital Certificates
Series 2009-12R, Class 15A1 (USD), 6.00%, 05/27/2036 (a)	27,153	27,154
Series 2009-8R, Class 5A1 (USD), 6.16%, 05/26/2037 (a)(b)	34,207	35,570
JP Morgan Re-Remic
Series 2009-8, Class A1 (USD), 4.80%, 04/20/2036 (a)(b)	26,086	26,917
Series 2009-7, Class 2A1 (USD), 6.00%, 02/27/2037 (a)(b)	38,636	39,676
Series 2009-7, Class 14A1 (USD), 2.25%, 07/27/2037 (a)(b)	30,522	30,681
Series 2009-7, Class 17A1 (USD), 5.63%, 07/27/2037 (a)(b)	46,297	45,877
Series 2009-7, Class 1A1 (USD), 2.69%, 08/27/2037 (a)(b)	22,970	23,309
		331,452
Total Residential Mortgage-Backed Securities		331,452
CORPORATE BONDS (46.2%)
AUSTRALIA (1.8%)
Commercial Banks (0.9%)
Australia & New Zealand Banking Group Ltd. (USD), 4.50%, 03/19/2024 (a)	200,000	200,660
Insurance (0.9%)
QBE Insurance Group Ltd. (USD), 2.40%, 05/01/2018 (a)	200,000	196,400
		397,060
AUSTRIA (1.6%)
Building Materials (0.7%)
Wienerberger AG (EUR), 6.50%, 02/09/2017 (b)(c)	100,000	144,413
Engineering & Construction (0.9%)
OAS Investments GmbH (USD), 8.25%, 10/19/2019 (a)	200,000	204,750
		349,163
BRAZIL (2.5%)
Commercial Banks (1.4%)
Banco do Brasil SA (EUR), 3.75%, 07/25/2018 (a)	100,000	143,382
Caixa Economica Federal (USD), 4.50%, 10/03/2018 (a)	150,000	152,250
		295,632
Iron/Steel (0.8%)
Samarco Mineracao SA (USD), 4.13%, 11/01/2022 (a)	200,000	185,750

See accompanying notes to financial statements.

Semi-Annual Report 2014

42

Statement of Investments (continued)

April 30, 2014 (Unaudited)

Aberdeen Global Fixed Income Fund

	Shares or Principal Amount	Value
Oil, Gas & Consumable Fuels (0.3%)
Petrobras International Finance Co. — Pifco (USD), 7.88%, 03/15/2019	$50,000	$57,975
		539,357
CANADA (1.6%)
Metals & Mining (0.4%)
First Quantum Minerals Ltd. (USD), 6.75%, 02/15/2020 (a)	75,000	75,750
Oil, Gas & Consumable Fuels (1.2%)
CNOOC Nexen Finance 2014 ULC (USD), 4.25%, 04/30/2024	200,000	200,035
Petrobras International Finance Co. (USD), 6.75%, 01/27/2041	70,000	71,384
		271,419
		347,169
CAYMAN ISLANDS (2.1%)
Engineering & Construction (0.9%)
Odebrecht Finance Ltd. (USD), 7.13%, 06/26/2042 (a)	200,000	203,500
Holding Companies-Diversified Operations (0.6%)
Hutchison Whampoa Europe Finance 13 Ltd. (EUR), 3.75%, 05/10/2018 (a)(b)(c)	100,000	138,388
Oil & Gas Services (0.6%)
Offshore Group Investment Ltd. (USD), 7.13%, 04/01/2023	120,000	118,200
		460,088
FRANCE (3.0%)
Commercial Banks (1.2%)
BNP Paribas SA (EUR), MTN, 2.00%, 01/28/2019	70,000	100,091
Societe Generale SA (EUR), 9.38%, 09/04/2019 (a)(b)(c)	100,000	169,257
		269,348
Commercial Services & Supplies (0.6%)
Cegedim SA (EUR), 6.75%, 04/01/2020 (a)	100,000	145,464
Electric Utilities (0.5%)
Electricite de France SA (USD), 5.25%, 01/29/2023 (a)(b)(c)	100,000	102,050
Government Development Banks (0.7%)
Agence Francaise de Developpement (EUR), 4.62%, 07/20/2016 (b)(c)	100,000	145,672
		662,534
GERMANY (0.6%)
Environmental Control (0.6%)
ALBA Group PLC & Co. KG (EUR), 8.00%, 05/15/2018 (a)	100,000	137,001
HONG KONG (1.8%)
Electrical Components & Equipment (0.9%)
Metropolitan Light International Ltd. (USD), EMTN, 5.25%, 01/17/2018 (a)	200,000	202,820
Oil, Gas & Consumable Fuels (0.9%)
MIE Holdings Corp. (USD), 7.50%, 04/25/2019 (a)	200,000	201,250
		404,070
ITALY (0.7%)
Entertainment (0.7%)
Gamenet SpA (EUR), 7.25%, 08/01/2018 (a)	100,000	144,509
JERSEY (0.8%)
Insurance (0.8%)
Hastings Insurance Group Finance PLC (GBP), 8.00%, 10/21/2020 (a)	100,000	175,594
KAZAKHSTAN (0.9%)
Oil, Gas & Consumable Fuels (0.9%)
Zhaikmunai LLP (USD), 7.13%, 11/13/2019 (a)	200,000	204,500
LUXEMBOURG (1.8%)
Diversified Telecommunication Services (0.5%)
Intelsat Jackson Holdings SA (USD), 5.50%, 08/01/2023 (a)	100,000	97,875
Home Furnishings (0.7%)
Magnolia BC SA (EUR), EMTN, 9.00%, 08/01/2020 (a)	100,000	148,113
Paper & Forest Products (0.6%)
Lecta SA (EUR), EMTN, 8.88%, 05/15/2019 (a)	100,000	138,896
		384,884
MEXICO (2.3%)
Diversified Minerals (1.8%)
Minera y Metalergica del Boleo SA de CV (USD), 2.88%, 05/07/2019 (a)	400,000	398,112
Oil, Gas & Consumable Fuels (0.5%)
Petroleos Mexicanos (USD), 5.50%, 01/21/2021	95,000	104,025
		502,137
NETHERLANDS (3.6%)
Diversified Financial Services (0.9%)
LeasePlan Corp. (USD), 3.00%, 10/23/2017 (a)	200,000	204,162
Diversified Telecommunication Services (1.3%)
Bite Finance International BV (EUR), EMTN, 7.79%, 02/15/2018 (a)(b)	100,000	142,911
Koninklijke KPN (EUR), EMTN, 4.25%, 03/01/2022 (a)	100,000	153,746
		296,657
Entertainment (0.7%)
PortAventura Entertainment Barcelona BV (EUR), 7.25%, 12/01/2020 (a)	100,000	146,192

See accompanying notes to financial statements.

2014 Semi-Annual Report

43

Statement of Investments (continued)

April 30, 2014 (Unaudited)

Aberdeen Global Fixed Income Fund

	Shares or Principal Amount	Value
Internet (0.7%)
Adria Bidco BV (EUR), 7.88%, 11/15/2020 (a)	$100,000	$148,100
		795,111
NIGERIA (0.9%)
Commercial Banks (0.9%)
Zenith Bank PLC (USD), 6.25%, 04/22/2019 (a)	200,000	197,231
NORWAY (0.7%)
Commercial Banks (0.7%)
DNB Bank ASA (EUR), EMTN, 3.00%, 09/26/2023 (a)(b)	100,000	145,338
REPUBLIC OF IRELAND (0.7%)
Insurance (0.7%)
Aquarius and Investments PLC for Zurich Insurance Co. Ltd. (EUR), EMTN, 4.25%, 10/02/2043 (a)(b)	100,000	148,050
REPUBLIC OF SOUTH KOREA (0.9%)
Commercial Services & Supplies (0.9%)
Korea Expressway Corp. (USD), 1.63%, 04/28/2017 (a)	200,000	199,056
SUPRANATIONAL (0.4%)
Supranational (0.4%)
Eurofima (AUD), MTN, 6.00%, 03/30/2022	90,000	91,639
UNITED KINGDOM (4.7%)
Commercial Banks (1.2%)
Barclays Bank PLC (EUR), EMTN, 6.00%, 01/14/2021 (a)	50,000	82,277
Royal Bank of Scotland Group PLC (USD), 6.00%, 12/19/2023	70,000	73,127
Royal Bank of Scotland PLC (CAD), EMTN, 5.88%, 05/12/2016	106,000	103,987
		259,391
Commercial Services & Supplies (1.3%)
G4S International Finance PLC (EUR), EMTN, 2.88%, 05/02/2017 (a)	100,000	143,997
Rentokil Initial PLC (EUR), EMTN, 3.25%, 10/07/2021 (a)	100,000	145,735
		289,732
Electric Utilities (1.0%)
SSE PLC (USD), 5.63%, 10/01/2017 (a)(b)(c)	200,000	213,784
Insurance (1.2%)
Aviva PLC (EUR), EMTN, 6.88%, 05/22/2038 (b)	50,000	80,987
Scottish Widows PLC (GBP), 5.50%, 06/16/2023 (a)	100,000	176,277
		257,264
		1,020,171
UNITED STATES (12.8%)
Auto Parts & Equipment (0.5%)
Dana Holding Corp. (USD), 6.00%, 09/15/2023	100,000	105,250
Chemicals (0.9%)
Axiall Corp. (USD), 4.88%, 05/15/2023 (a)	50,000	48,875
Praxair, Inc. (EUR), EMTN, 1.50%, 03/11/2020	100,000	138,757
		187,632
Commercial Banks (2.6%)
Bank of America Corp. (USD), MTN, 5.00%, 01/21/2044	45,000	46,554
Citigroup, Inc. (USD), 3.88%, 10/25/2023	148,000	147,967
Goldman Sachs Group, Inc. (The) (USD), 4.00%, 03/03/2024	70,000	70,236
JPMorgan Chase & Co. (USD), 4.85%, 02/01/2044	45,000	46,434
Morgan Stanley (EUR), EMTN, 2.38%, 03/31/2021	85,000	119,539
Wells Fargo & Co. (EUR), EMTN, 2.25%, 09/03/2020 (a)	100,000	143,593
		574,323
Commercial Services & Supplies (0.5%)
PHH Corp. (USD), 6.38%, 08/15/2021	100,000	103,500
Distribution/Wholesale (0.2%)
LKQ Corp. (USD), 4.75%, 05/15/2023	50,000	48,000
Diversified Financial Services (1.3%)
HSBC Finance Corp. (USD), 6.68%, 01/15/2021	100,000	118,293
Legg Mason, Inc. (USD), 5.50%, 05/21/2019	55,000	61,671
Nationstar Mortgage LLC (USD), 6.50%, 06/01/2022	100,000	94,500
		274,464
Diversified Telecommunication Services (1.4%)
CenturyLink, Inc., Series W (USD), 6.75%, 12/01/2023	100,000	107,250
SES Global Americas Holdings GP (USD), 2.50%, 03/25/2019 (a)	50,000	50,044
T-Mobile USA, Inc. (USD), 6.84%, 04/28/2023	50,000	53,812
Verizon Communications, Inc. (USD), 6.55%, 09/15/2043	70,000	86,345
		297,451
Electric Utilities (0.4%)
Ipalco Enterprises, Inc. (USD), 5.00%, 05/01/2018	35,000	37,275
National Rural Utilities Cooperative Finance Corp. (USD), 4.75%, 04/30/2043 (b)	65,000	61,587
		98,862
Energy Equipment & Services (1.3%)
Energy Transfer Partners LP (USD), 5.20%, 02/01/2022	50,000	54,669
Kinder Morgan Energy Partners LP (USD), 3.50%, 03/01/2021	22,000	22,028
Regency Energy Partners LP/Regency Energy Finance Corp. (USD), 5.75%, 09/01/2020	100,000	104,000
Sabine Pass Liquefaction LLC (USD), 6.25%, 03/15/2022 (a)	100,000	104,875
		285,572

See accompanying notes to financial statements.

Semi-Annual Report 2014

44

Statement of Investments (continued)

April 30, 2014 (Unaudited)

Aberdeen Global Fixed Income Fund

	Shares or Principal Amount	Value
Healthcare Products (0.1%)
Hospira, Inc. (USD), 5.20%, 08/12/2020	$31,000	$33,560
Insurance (0.2%)
Allstate Corp. (The) (USD), 5.75%, 08/15/2053 (b)	34,000	36,380
Iron/Steel (0.2%)
Steel Dynamics, Inc. (USD), 5.25%, 04/15/2023	50,000	50,812
Lodging (0.2%)
MGM Resorts International (USD), 6.63%, 12/15/2021	50,000	55,015
Media (1.4%)
Cablevision Systems Corp. (USD), 5.88%, 09/15/2022	120,000	121,500
Comcast Corp. (USD), 6.95%, 08/15/2037	70,000	92,612
Mediacom Broadband LLC / Mediacom Broadband Corp. (USD), 6.38%, 04/01/2023	90,000	94,050
		308,162
Metals & Mining (0.3%)
Barrick North America Finance LLC (USD), 4.40%, 05/30/2021	69,000	70,055
Oil & Gas Services (0.3%)
FMC Technologies, Inc. (USD), 3.45%, 10/01/2022	65,000	62,478
Oil, Gas & Consumable Fuels (0.7%)
Antero Resources Finance Corp. (USD), 5.38%, 11/01/2021 (a)	100,000	102,250
Rowan Cos., Inc. (USD), 5.85%, 01/15/2044	40,000	41,422
		143,672
Paper & Forest Products (0.2%)
Georgia-Pacific LLC (USD), 8.00%, 01/15/2024	30,000	39,912
Transportation (0.1%)
Ryder System, Inc. (USD), MTN, 2.55%, 06/01/2019	19,000	19,079
		2,794,179
Total Corporate Bonds		10,098,841
MUNICIPAL BONDS (1.0%)
UNITED STATES (1.0%)
CALIFORNIA (0.1%)
Bay Area Toll Authority Revenue Bonds (Build America Bonds), Series S1 (USD), 6.79%, 04/01/2030	25,000	30,542
GEORGIA (0.3%)
Municipal Electric Authority of Georgia Revenue Bonds (Build America Bonds) (USD), 6.64%, 04/01/2057	55,000	63,419
ILLINOIS (0.3%)
Chicago Transit Authority Sales Tax Receipts Revenue Bonds (Build America Bonds), Series B (USD), 6.20%, 12/01/2040	55,000	62,020
OHIO (0.3%)
JobsOhio Beverage System Revenue Bonds, Series B (USD), 4.53%, 01/01/2035	70,000	69,679
		225,660
Total Municipal Bonds		225,660
GOVERNMENT BONDS (40.1%)
AUSTRALIA (2.9%)
Australia Government Bond
Series 120 (AUD), 6.00%, 02/15/2017	115,000	115,639
Series 132 (AUD), 5.50%, 01/21/2018	520,000	523,253
		638,892
CANADA (2.8%)
Canadian Government Bond (CAD), 4.00%, 06/01/2017	350,000	346,117
Series WL43 (CAD), 5.75%, 06/01/2029	210,000	263,912
		610,029
DENMARK (0.4%)
Denmark Government Bond (DKK), 4.50%, 11/15/2039	300,000	78,480
FINLAND (0.2%)
Finland Government Bond (EUR), 3.50%, 04/15/2021 (a)	30,000	47,924
FRANCE (1.2%)
France Government Bond OAT
(EUR), 3.00%, 04/25/2022	50,000	77,087
(EUR), 4.25%, 10/25/2023	20,000	33,607
(EUR), 5.50%, 04/25/2029	30,000	57,474
(EUR), 4.75%, 04/25/2035	50,000	91,533
		259,701
GERMANY (2.6%)
Bundesrepublik Deutschland
(EUR), 1.50%, 02/15/2023	282,000	397,371
Series 00 (EUR), 5.50%, 01/04/2031	70,000	142,698
Series 07 (EUR), 4.25%, 07/04/2039	20,000	37,939
		578,008
ITALY (5.0%)
Buoni Poliennali Del Tesoro
(EUR), 3.50%, 06/01/2018	280,000	418,369
(EUR), 5.50%, 09/01/2022	150,000	249,785
(EUR), 4.50%, 03/01/2026 (a)	140,000	216,604
(EUR), 5.00%, 09/01/2040 (a)	125,000	200,172
		1,084,930

See accompanying notes to financial statements.

2014 Semi-Annual Report

45

Statement of Investments (continued)

April 30, 2014 (Unaudited)

Aberdeen Global Fixed Income Fund

	Shares or Principal Amount	Value
JAPAN (11.7%)
Japan Government 10 Year Bond, Series 299 (JPY), 1.30%, 03/20/2019	$10,000,000	$103,028
Japan Government 20 Year Bond
Series 62 (JPY), 0.80%, 06/20/2023	15,000,000	149,791
Series 64 (JPY), 1.90%, 09/20/2023	70,000,000	766,734
Series 112 (JPY), 2.10%, 06/20/2029	55,000,000	615,699
Japan Government 30 Year Bond
Series 10 (JPY), 1.10%, 03/20/2033	28,000,000	260,044
Series 30 (JPY), 2.30%, 03/20/2039	25,000,000	277,162
Japan Government 5 Year Bond, Series 105 (JPY), 0.20%, 06/20/2017	40,000,000	392,212
		2,564,670
NETHERLANDS (1.1%)
Netherlands Government Bond
(EUR), 4.50%, 07/15/2017 (a)	120,000	188,107
(EUR), 2.25%, 07/15/2022 (a)	40,000	58,844
		246,951
POLAND (0.5%)
Poland Government Bond, Series 0415 (PLN), 5.50%, 04/25/2015	310,000	105,123
REPUBLIC OF IRELAND (1.1%)
Ireland Government Bond (EUR), 3.40%, 03/18/2024 (a)	170,000	247,347
SINGAPORE (1.6%)
Singapore Government Bond (SGD), 3.25%, 09/01/2020	400,000	344,682
SPAIN (2.5%)
Spain Government Bond
(EUR), 2.10%, 04/30/2017	250,000	357,142
(EUR), 4.80%, 01/31/2024	40,000	63,981
(EUR), 5.15%, 10/31/2044 (a)	75,000	122,475
		543,598
SWEDEN (1.7%)
Svensk Exportkredit AB (USD), 2.88%, 11/14/2023 (a)(b)	200,000	196,876
Sweden Government Bond, Series 1051 (SEK), 3.75%, 08/12/2017	1,000,000	167,834
		364,710
UNITED KINGDOM (4.8%)
United Kingdom Gilt (GBP), 2.00%, 01/22/2016 (a)	240,000	414,309
United Kingdom Treasury Gilt
(GBP), 4.25%, 12/07/2027 (a)	90,000	172,604
(GBP), 4.25%, 03/07/2036 (a)	110,000	211,022
(GBP), 4.25%, 09/07/2039 (a)	75,000	144,604
(GBP), 4.25%, 12/07/2049 (a)	57,000	113,006
		1,055,545
Total Government Bonds		8,770,590
U.S. AGENCIES (6.9%)
UNITED STATES (6.9%)
Federal Home Loan Mortgage Corp.
Pool # G13774 (USD), 5.50%, 12/01/2020	22,789	24,407
Series 4097, Class GT (USD), 3.00%, 10/15/2031	26,645	27,167
Series 4214, Class BA (USD), 3.00%, 12/15/2031	23,862	24,226
Series 4134, Class WA (USD), 3.50%, 04/15/2038	27,613	28,700
Series 3745, Class GP (USD), 4.00%, 06/15/2039	50,000	52,610
Series 3864, Class AB (USD), 4.00%, 06/15/2039	15,116	16,130
Series 3895, Class AM (USD), 5.00%, 08/15/2039	14,007	15,393
Series 4229, Class MA (USD), 3.50%, 05/15/2041	38,223	40,035
Pool # G06895 (USD), 4.50%, 11/01/2041	38,832	41,938
Series 4268, Class BP (USD), 4.25%, 08/15/2042	50,000	54,426
Series 4247, Class AK (USD), 4.50%, 12/15/2042	50,000	55,009
Pool # 2B1384 (USD), 2.48%, 05/01/2043 (b)	19,023	18,933
Pool # 849053 (USD), 2.28%, 08/01/2043 (b)	202	204
Pool # G07626 (USD), 4.00%, 02/01/2044	44,629	46,993
Pool # 849278 (USD), 3.11%, 04/01/2044 (b)	54,593	56,420
Federal National Mortgage Association
Series 2011-99, Class CV (USD), 4.50%, 03/25/2026	21,613	23,705
Series 2013-117, Class V (USD), 3.50%, 11/25/2026	14,538	15,168
Pool # AO3007 (USD), 3.50%, 05/01/2027	20,692	21,816
Series 2013-74, Class DG (USD), 3.50%, 03/25/2028	23,091	24,190
Series 2013-90, Class DK (USD), 3.50%, 12/25/2031	24,002	25,001
Pool # AP2109 (USD), 4.00%, 08/01/2032	13,201	14,028
Pool # AQ4861 (USD), 3.50%, 11/01/2032	46,209	47,811
Series 2013-20, Class DL (USD), 4.00%, 03/25/2033	28,302	29,776
Series 2013-20, Class MC (USD), 4.00%, 03/25/2033	37,758	39,822
Series 2013-31, Class NL (USD), 4.00%, 04/25/2033	33,189	35,025
Series 2013-43, Class MB (USD), 3.50%, 05/25/2033	19,034	19,484
Pool # AV9175 (USD), 4.00%, 03/01/2034	39,795	42,310
Pool # 891386 (USD), 5.50%, 10/01/2035	22,239	24,681
Series 2013-110, Class QH (USD), 3.50%, 02/25/2037	28,657	30,137
Series 2013-74, Class HB (USD), 3.50%, 02/25/2037	28,527	30,006
Series 2012-92, Class EB (USD), 3.50%, 04/25/2037	30,000	31,207
Pool # 889050 (USD), 6.00%, 05/01/2037	10,482	11,780
Series 2013-9 Class A (USD), 4.00%, 05/25/2037	49,594	52,858

See accompanying notes to financial statements.

Semi-Annual Report 2014

46

Statement of Investments (continued)

April 30, 2014 (Unaudited)

Aberdeen Global Fixed Income Fund

	Shares or Principal Amount	Value
Pool # 966202 (USD), 6.00%, 12/01/2037	$20,493	$22,835
Pool # 995049 (USD), 5.50%, 02/01/2038	8,841	9,824
Pool # 929187 (USD), 5.50%, 03/01/2038	8,847	9,849
Pool # 995228 (USD), 6.50%, 11/01/2038	21,073	23,679
Pool # AD0206 (USD), 5.50%, 09/01/2039	22,474	25,080
Series 2013-94, Class HA (USD), 4.00%, 01/25/2040	34,016	36,269
Pool # AL0798 (USD), 4.50%, 10/01/2040	21,027	22,765
Pool # AI0108 (USD), 5.00%, 04/01/2041	18,720	20,816
Series 2012-67, Class KA (USD), 3.50%, 05/25/2041	26,113	27,251
Pool # 890362 (USD), 4.50%, 08/01/2041	25,341	27,638
Pool # AJ1422 (USD), 5.00%, 09/01/2041	33,713	37,109
Pool # AL0933 (USD), 5.00%, 10/01/2041	18,856	20,762
Series 2013-100, Class MP (USD), 4.50%, 11/25/2041	33,752	36,896
Pool # AL4474 (USD), 4.50%, 06/01/2042	28,496	30,810
Pool # AO9937 (USD), 4.50%, 07/01/2042	7,857	8,502
Series 2013-15, Class EP (USD), 3.50%, 08/25/2042	27,965	29,102
Pool # AB6935 (USD), 3.50%, 11/01/2042	18,211	18,546
Pool # MA1373 (USD), 3.50%, 03/01/2043	14,347	14,441
Series 2013-22, Class JP (USD), 3.50%, 03/25/2043	18,216	18,782
Pool # AT2710 (USD), 2.26%, 06/01/2043 (b)	19,145	18,950
Pool # AL3845 (USD), 2.45%, 07/01/2043 (b)	28,418	28,343
		1,509,645
Total U.S. Agencies		1,509,645
U.S. TREASURIES (0.8%)
UNITED STATES (0.8%)
U.S. Treasury Bond (USD), 4.50%, 02/15/2036	27,000	32,185
U.S. Treasury Notes
(USD), 1.63%, 03/31/2019	15,000	14,973
(USD), 2.25%, 03/31/2021	115,000	115,225
(USD), 2.75%, 02/15/2024	15,000	15,131
		177,514
Total U.S. Treasuries		177,514
REPURCHASE AGREEMENT (1.0%)
UNITED STATES (1.0%)
Fixed Income Clearing Corp., 0.00%, dated 04/30/2014, due 05/01/2014, repurchase price $207,000 collateralized by U.S. Treasury Note, maturing 08/15/2021; total market value of $213,045	207,000	207,000
Total Repurchase Agreement		207,000
Total Investments (Cost $21,399,288) (d)—100.0%		21,870,055

Other assets in excess of liabilitie —0.0%		7,188
Net Assets—100.0%		$21,877,243

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Variable or Floating Rate Security. Rate disclosed is as of April 30, 2014.
(c)	Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely.
(d)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan Renminbi
CZK	Czech Koruna
DKK	Danish Krone
EMTN	Euro Medium Term Note
EUR	Euro Currency
GBP	British Pound Sterling
JPY	Japanese Yen
KRW	South Korean Won
MTN	Medium Term Note
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
USD	U.S. Dollar
ZAR	South African Rand

See accompanying notes to financial statements.

2014 Semi-Annual Report

47

Statement of Investments (continued)

April 30, 2014 (Unaudited)

Aberdeen Global Fixed Income Fund

At April 30, 2014, the Fund held the following futures contracts:

Futures Contracts	Counterparty	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation/ (Depreciation)
United States Treasury Note 6%-2 year	JPMorgan Chase	(1)	06/30/2014	$(174)
United States Treasury Note 6%-5 year	JPMorgan Chase	(10)	06/30/2014	2,031
United States Treasury Note 6%-10 year	JPMorgan Chase	4	06/19/2014	2,306
United States Treasury Note 6%-10 year	JPMorgan Chase	(5)	06/19/2014	(1,158)
Australia Bond 3 year	JPMorgan Chase	10	06/16/2014	3,865
				$6,870

At April 30, 2014, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
British Pound/United States Dollar
07/16/2014	Royal Bank of Canada	GBP	207,000	USD	346,537	$349,294	$2,757

Chinese Renminbi Offshore/United States Dollar
08/28/2014	UBS	CNY	4,012,000	USD	653,154	638,091	(15,063)

Czech Koruna/United States Dollar
07/16/2014	Royal Bank of Canada	CZK	660,000	USD	33,266	33,368	101

Euro/United States Dollar
07/16/2014	Barclays Bank	EUR	94,000	USD	130,369	130,388	19
07/16/2014	Citibank	EUR	70,000	USD	96,733	97,098	365

Japanese Yen/United States Dollar
07/16/2014	Goldman Sachs	JPY	7,832,000	USD	76,744	76,642	(101)
07/16/2014	Royal Bank of Canada	JPY	77,059,000	USD	758,003	754,084	(3,918)

Malaysian Ringgit/United States Dollar
05/28/2014	Royal Bank of Scotland	MYR	140,000	USD	42,197	42,804	608

Mexican Peso/United States Dollar
07/16/2014	Royal Bank of Canada	MXN	1,085,000	USD	82,421	82,457	36

Norwegian Krone/United States Dollar
07/16/2014	Royal Bank of Canada	NOK	220,000	USD	36,793	36,904	111

South African Rand/United States Dollar
07/16/2014	Royal Bank of Canada	ZAR	631,000	USD	59,215	59,292	77

South Korean Won/United States Dollar
05/28/2014	Royal Bank of Scotland	KRW	246,840,000	USD	230,180	238,782	8,603
						$2,539,204	$(6,405)

See accompanying notes to financial statements.

Semi-Annual Report 2014

48

Statement of Investments (concluded)

April 30, 2014 (Unaudited)

Aberdeen Global Fixed Income Fund

Purchase Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Australian Dollar
07/16/2014	Royal Bank of Canada	USD	455,488	AUD	487,000	$450,093	$5,395

United States Dollar/Canadian Dollar
07/16/2014	Deutsche Bank AG	USD	18,289	CAD	20,000	18,215	74
07/16/2014	Royal Bank of Canada	USD	129,069	CAD	142,000	129,325	(256)

United States Dollar/Euro
07/16/2014	Barclays Bank	USD	62,096	EUR	45,000	62,420	(324)
07/16/2014	Deutsche Bank AG	USD	69,465	EUR	50,000	69,355	110
07/16/2014	Royal Bank of Canada	USD	279,370	EUR	202,000	280,196	(826)

United States Dollar/Japanese Yen
07/16/2014	Barclays Bank	USD	223,160	JPY	22,700,000	222,138	1,022

United States Dollar/New Zealand Dollar
07/16/2014	Royal Bank of Canada	USD	176,314	NZD	205,000	175,642	672

United States Dollar/Polish Zloty
07/16/2014	Royal Bank of Canada	USD	55,885	PLN	170,000	55,898	(13)

United States Dollar/Singapore Dollar
07/16/2014	Royal Bank of Canada	USD	248,440	SGD	311,000	248,075	365

United States Dollar/Swedish Krona
07/16/2014	Royal Bank of Canada	USD	255,261	SEK	1,677,000	257,607	(2,346)

United States Dollar/Swiss Franc
07/16/2014	Royal Bank of Canada	USD	699,613	CHF	614,000	698,057	1,556
						$2,667,021	$5,429

At April 30, 2014, the Fund’s open forward foreign cross currency contracts were as follows:

Purchase/Sale Settlement Date	Counterparty		Amount Purchased		Amount Sold	Contract Value	Fair Value	Unrealized Appreciation
Swedish Krona/British Pound
07/16/2014	UBS	SEK	$1,397,000	GBP	126,624	$211,703	$212,632	$929

*	Certain contracts with different trade dates and like characteristics have been shown net.

See accompanying notes to financial statements.

2014 Semi-Annual Report

49

Aberdeen High Yield Fund (Unaudited)

The Aberdeen High Yield Fund (formerly, Aberdeen U.S. High Yield Bond Fund (Class A shares at net asset value net of fees) returned 4.29% for the six-month period ended April 30, 2014, versus the 4.76% return of its benchmark, the Bank of America Merrill Lynch (BofA ML) U.S. High Yield Master II Index, during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of High Current Yield Funds (consisting of 609 funds) was 4.09% for the period.

Despite the ebb and flow of speculation regarding the Federal Reserve’s (Fed) tapering of its accommodative monetary policy, as well as the release of relatively mixed economic data, there was diverse performance within the U.S. fixed income markets during the reporting period. The high yield market, as measured by the BofA ML U.S. High Yield Master II Index, was up 4.76% for the period, outperforming the 1.74% return of the Barclays U.S. Aggregate Bond Index, the U.S. investment-grade fixed income market benchmark. All sectors within the BofA ML U.S. High Yield Master II Index recorded positive returns for the reporting period, led by banking and insurance. Conversely, the consumer cyclical and automotive sectors were the primary market laggards.

During the period, the Fed initiated and subsequently maintained the pace of the tapering of its asset-purchase program at $10 billion per month, despite some relatively disappointing economic data. While this lent some volatility to the U.S. Treasury and investment-grade corporate markets, the high yield sector was relatively unaffected. On the economic front, U.S. gross domestic product (GDP) decreased 1.0% in the first quarter of 2014 – down sharply from the 2.6% increase in the fourth quarter of 2013 – as a decline in imports offset higher consumer spending. The harsh winter weather in much of the country contributed to the slower growth. There was some mixed data regarding the employment situation. U.S. nonfarm payrolls grew by roughly 940,000 during the six-month period, while the unemployment rate fell 0.9% to 6.3% – its lowest point since September 2008. However, there was no change in the labor force participation rate, which at the end of the reporting period remained at a 36-year low.

Default activity over the reporting period remained relatively benign until April 2014, when electric utility TXU’s much-anticipated default finally occurred, affecting $16.6 billion in bonds and $19.5 billion in institutional loans. This caused the par-weighted U.S. high yield default rate to surge from 0.61% to 2.15%. Nevertheless, we do not view this event as a turning point for the market and still believe that default risk will remain low for the next two to three years. While Aberdeen High Yield Fund has no exposure to the TXU bankruptcy, we are closely monitoring the situation. Given the parties involved and the sheer size of the reorganization, we think that there will be many lessons learned as the reorganization unfolds.

The primary detractors from Fund performance for the reporting period were security selection in the basic industry sector, and exposure to technology and electrics, which is not represented in the benchmark BofA ML U.S. High Yield Master II Index. The absence of exposure to banking also had a negative impact on performance as that sector performed well during the period.

Fund performance was bolstered primarily by security selection in the services and automotive sectors. Additionally, while the Fund’s exposure to technology and electrics hindered performance for the period, security selection in the sector had a positive impact.

While the Fund used derivatives during the reporting period, they had minimal impact on performance.

The Fund’s positioning remained relatively steady over the reporting period. We maintain our focus on issues that we feel offer downside protection first and upside potential second. We strive to keep up with our peers in frothy markets, with the belief that our emphasis on protecting the downside could allow the Fund to potentially outperform versus its peers in market downturns.

In our opinion, the U.S. high yield market remains in good shape fundamentally. As has been the case over the past 12 months, we think that the question is whether the market is compensating investors for the limited risks that currently exist. In short, we believe that a 5.3% yield to worst is in the range of fair value and that there is a high probability of mid-single digit returns over the next one to two years. We base this assessment on our view that there is a very low likelihood of unexpected default losses over that period. We balance that opinion with the lack of upside at current valuations in the market and believe that returns going forward will be composed primarily of coupon income.

Portfolio Management:

Aberdeen U.S. High Yield Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

The Bank of America Merrill Lynch U.S. High Yield Master II Index tracks the performance of below-investment-grade U.S. dollar-denominated corporate bonds issued in the U.S. domestic market.

Indexes are unmanaged and have been provided for illustrative purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), call (some bonds allow

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50

Aberdeen High Yield Fund (Unaudited) (concluded)

the issuer to call a bond for redemption before it matures), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase). Additionally, high-yield securities may face additional risks, including economic growth; inflation; liquidity; supply; and externally generated shocks (stress factors emanating from outside the U.S. market).

The Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

Derivatives are speculative and may hurt the Fund’s performance. They present the risk of disproportionately increased losses and/or reduced gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Please read the prospectus for more detailed information regarding these and other risks.

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51

Aberdeen High Yield Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2014)		Six Month†	1 Yr.	Inception
Class A	w/o SC	4.29%	5.83%	9.57%
	w/SC2	(0.13%)	1.32%	7.42%
Class C	w/o SC	3.87%	5.22%	8.83%
	w/SC3	2.93%	4.29%	8.83%
Class R4	w/o SC	4.21%	5.83%	9.43%
Institutional Service Class[4]	w/o SC	4.47%	6.38%	9.98%
Institutional Class[4]	w/o SC	4.47%	6.39%	9.98%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value per share and/or financial statement adjustments.

†	Not Annualized
1	The Fund commenced operations on February 27, 2012.
2	A 4.25% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six months and one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

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Aberdeen High Yield Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2014)

Comparative Performance of $10,000 invested in Class A shares of the Aberdeen High Yield Fund, the Bank of America Merrill Lynch U.S. High Yield Master II Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.

The Bank of America Merrill Lynch U.S. High Yield Master II Index is a capitalization-weighted index that tracks the performance of below investment grade corporate debt publicly issued in the U.S. domestic market.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2014 (Unaudited)

Asset Allocation
Corporate Bonds	96.8%
Other assets in excess of liabilities	3.2%
100.0%

The following chart summarizes the composition of the Fund’s portfolio, expressed as a percentage of net assets. The industries listed below may include more than one industry group. As of April 30, 2014, the Fund did not have more than 25% of its assets invested in any industry group.

Top Industries
Oil, Gas & Consumable Fuels	13.6%
Diversified Telecommunication Services	12.8%
Coal	5.4%
Media	5.2%
Commercial Services & Supplies	4.7%
Retail	4.1%
Home Builders	4.0%
Metals & Mining	3.8%
Healthcare Providers & Services	3.6%
Packaging & Containers	3.5%
Other	39.3%
100.0%

Top Holdings
Sprint Communications, Inc. 11/15/2021	3.1%
Alaska Communications Systems Group, Inc. 05/01/2018	2.8%
Iron Mountain, Inc. 08/15/2024	2.6%
Nationstar Mortgage LLC 06/01/2022	2.1%
Quiksilver, Inc. / QS Wholesale, Inc. 08/01/2020	1.9%
Tenet Healthcare Corp. 04/01/2022	1.8%
Meritage Homes Corp. 04/01/2022	1.8%
Arch Coal, Inc. 06/15/2021	1.7%
Forbes Energy Services Ltd. 06/15/2019	1.6%
Tronox Finance LLC 08/15/2020	1.6%
Other	79.0%
100.0%

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53

Statement of Investments

April 30, 2014 (Unaudited)

Aberdeen High Yield Fund

	Shares or Principal Amount	Value
CORPORATE BONDS (96.8%)
CANADA (6.2%)
Airlines (1.2%)
Air Canada (USD), 7.75%, 04/15/2021 (a)	$130,000	$132,438
Lodging (0.9%)
River Cree Enterprises LP (CAD), 11.00%, 01/20/2021 (a)	106,000	101,302
Metals & Mining (1.8%)
First Quantum Minerals Ltd. (USD), 6.75%, 02/15/2020 (a)	50,000	50,500
Taseko Mines Ltd. (USD), 7.75%, 04/15/2019	140,000	142,800
		193,300
Miscellaneous Manufacturing (1.3%)
Bombardier, Inc. (USD), 6.00%, 10/15/2022 (a)	135,000	137,362
Oil, Gas & Consumable Fuels (1.0%)
MEG Energy Corp. (USD), 6.38%, 01/30/2023 (a)	100,000	103,750
		668,152
CAYMAN ISLANDS (2.5%)
Computers & Peripherals (1.0%)
Seagate HDD Cayman (USD), 4.75%, 06/01/2023 (a)	110,000	110,137
Oil & Gas Services (1.5%)
Offshore Group Investment Ltd. (USD), 7.13%, 04/01/2023	160,000	157,600
		267,737
JERSEY (1.5%)
Metals & Mining (1.5%)
Consolidated Minerals Ltd. (USD), 8.88%, 05/01/2016 (a)	150,000	157,260
LUXEMBOURG (4.6%)
Auto Parts & Equipment (1.0%)
Stackpole International Intermediate Co. SA / Stackpole International Powder Meta (USD), 7.75%, 10/15/2021 (a)	95,000	101,650
Cosmetics/Personal Care (1.2%)
Albea Beauty Holdings SA (USD), 8.38%, 11/01/2019 (a)	120,000	130,800
Diversified Telecommunication Services (1.0%)
Intelsat Luxembourg SA (USD), 8.13%, 06/01/2023	105,000	110,250
Packaging & Containers (1.4%)
ARD Finance SA, PIK (EUR), 11.13%, 06/01/2018 (a)	106,012	154,914
		497,614
MARSHALL ISLAND (1.0%)
Transportation (1.0%)
Navios Maritime Acquisition Corp. / Navios Acquisition Finance U.S., Inc. (USD), 8.13%, 11/15/2021 (a)	105,000	109,463
UNITED STATES (81.0%)
Apparel (1.9%)
Quiksilver, Inc. / QS Wholesale, Inc. (USD), 10.00%, 08/01/2020	$185,000	$209,975
Auto Manufacturers (0.1%)
Oshkosh Corp. (USD), 5.38%, 03/01/2022 (a)	15,000	15,338
Auto Parts & Equipment (1.7%)
Affinia Group, Inc. (USD), 7.75%, 05/01/2021	50,000	53,500
Dana Holding Corp. (USD), 6.00%, 09/15/2023	120,000	126,300
		179,800
Building Materials (0.3%)
Masco Corp. (USD), 6.50%, 08/15/2032	30,000	30,600
Chemicals (2.4%)
Axiall Corp. (USD), 4.88%, 05/15/2023 (a)	90,000	87,975
Tronox Finance LLC (USD), 6.38%, 08/15/2020	165,000	168,300
		256,275
Coal (5.4%)
Alpha Natural Resources, Inc. (USD), 6.25%, 06/01/2021	225,000	165,937
Arch Coal, Inc. (USD), 7.25%, 06/15/2021	250,000	186,875
CONSOL Energy, Inc. (USD), 5.88%, 04/15/2022 (a)	75,000	77,250
Peabody Energy Corp. (USD), 6.25%, 11/15/2021	150,000	152,250
		582,312
Commercial Services & Supplies (4.7%)
Iron Mountain, Inc. (USD), 5.75%, 08/15/2024	285,000	281,437
Mustang Merger Corp. (USD), 8.50%, 08/15/2021 (a)	120,000	131,400
PHH Corp. (USD), 6.38%, 08/15/2021	80,000	82,800
Quad/Graphics, Inc. (USD), 7.00%, 05/01/2022 (a)	15,000	15,000
		510,637
Distribution/Wholesale (1.0%)
LKQ Corp. (USD), 4.75%, 05/15/2023	115,000	110,400
Diversified Financial Services (2.1%)
Nationstar Mortgage LLC (USD), 6.50%, 06/01/2022	235,000	222,075
Diversified Telecommunication Services (11.8%)
Alaska Communications Systems Group, Inc. (USD), 6.25%, 05/01/2018 (a)	365,000	306,600
CenturyLink, Inc., Series W (USD), 6.75%, 12/01/2023	110,000	117,975
Cincinnati Bell, Inc. (USD), 8.38%, 10/15/2020	142,000	156,200
Qwest Corp. (USD), 6.88%, 09/15/2033	65,000	65,100
Sprint Communications, Inc. (USD), 11.50%, 11/15/2021	246,000	329,640
T-Mobile USA, Inc. (USD), 6.84%, 04/28/2023	130,000	139,913
Windstream Corp. (USD), 6.38%, 08/01/2023	160,000	155,600
		1,271,028

See accompanying notes to financial statements.

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54

Statement of Investments (continued)

April 30, 2014 (Unaudited)

Aberdeen High Yield Fund

	Shares or Principal Amount	Value
Electric Utilities (3.4%)
AES Corp. (USD), 4.88%, 05/15/2023	$90,000	$86,175
GenOn Energy, Inc. (USD), 9.88%, 10/15/2020	105,000	109,987
NRG Energy, Inc. (USD), 6.25%, 05/01/2024 (a)	165,000	165,619
		361,781
Energy Equipment & Services (2.5%)
Regency Energy Partners LP / Regency Energy Finance Corp. (USD), 4.50%, 11/01/2023	115,000	108,387
Sabine Pass Liquefaction LLC (USD), 5.63%, 04/15/2023	155,000	156,550
		264,937
Entertainment (2.5%)
Greektown Holdings LLC/Greektown Mothership Corp. (USD), 8.88%, 03/15/2019 (a)	85,000	87,550
Penn National Gaming, Inc. (USD), 5.88%, 11/01/2021 (a)	120,000	115,800
PNK Finance Corp. (USD), 6.38%, 08/01/2021 (a)	60,000	63,000
		266,350
Healthcare Providers & Services (3.6%)
CHS/Community Health Systems, Inc. (USD), 6.88%, 02/01/2022 (a)	80,000	82,900
HCA, Inc. (USD), 4.75%, 05/01/2023	115,000	112,987
Tenet Healthcare Corp. (USD), 8.13%, 04/01/2022	175,000	194,250
		390,137
Home Builders (4.0%)
KB Home (USD), 7.00%, 12/15/2021	145,000	155,512
Meritage Homes Corp. (USD), 7.00%, 04/01/2022	175,000	191,844
Standard Pacific Corp. (USD), 6.25%, 12/15/2021	75,000	80,250
		427,606
Information Technology Services (0.7%)
SunGard Data Systems, Inc. (USD), 6.63%, 11/01/2019	75,000	78,563
Insurance (1.0%)
American Equity Investment Life Holding Co. (USD), 6.63%, 07/15/2021	100,000	107,125
Iron/Steel (0.9%)
Steel Dynamics, Inc. (USD), 5.25%, 04/15/2023	95,000	96,544
Lodging (1.2%)
MGM Resorts International (USD), 6.63%, 12/15/2021	115,000	126,535
Machinery-Diversified (1.0%)
Gardner Denver, Inc. (USD), 6.88%, 08/15/2021 (a)	100,000	102,625
Media (5.2%)
Cablevision Systems Corp. (USD), 5.88%, 09/15/2022	160,000	162,000
CCO Holdings LLC / CCO Holdings Capital Corp. (USD), 5.75%, 01/15/2024	80,000	80,700
Mediacom Broadband LLC / Mediacom Broadband Corp. (USD), 6.38%, 04/01/2023	155,000	161,975
WideOpenWest Finance LLC / WideOpenWest Capital Corp. (USD), 13.38%, 10/15/2019	130,000	152,750
		557,425
Metals & Mining (0.5%)
American Gilsonite Co. (USD), 11.50%, 09/01/2017 (a)	55,000	58,300
Miscellaneous Manufacturing (1.2%)
CBC Ammo LLC / CBC FinCo, Inc. (USD), 7.25%, 11/15/2021 (a)	130,000	132,113
Oil & Gas Services (1.6%)
Forbes Energy Services Ltd. (USD), 9.00%, 06/15/2019	170,000	173,825
Oil, Gas & Consumable Fuels (12.6%)
Approach Resources, Inc. (USD), 7.00%, 06/15/2021	95,000	98,562
Athlon Holdings LP / Athlon Finance Corp. (USD), 6.00%, 05/01/2022 (a)	55,000	55,619
Atlas Resource Escrow Co. (USD), 9.25%, 08/15/2021 (a)	115,000	124,200
Carrizo Oil & Gas, Inc. (USD), 7.50%, 09/15/2020	85,000	93,075
Comstock Resources, Inc. (USD), 9.50%, 06/15/2020	80,000	91,400
EXCO Resources, Inc.
(USD), 7.50%, 09/15/2018	120,000	122,100
(USD), 8.50%, 04/15/2022	70,000	71,925
Halcon Resources Corp. (USD), 9.25%, 02/15/2022 (a)	90,000	94,500
Hercules Offshore, Inc.
(USD), 7.50%, 10/01/2021 (a)	135,000	136,012
(USD), 6.75%, 04/01/2022 (a)	60,000	58,050
Midstates Petroleum Co., Inc. / Midstates Petroleum Co. LLC (USD), 9.25%, 06/01/2021	105,000	107,362
PBF Holding Co. LLC / PBF Finance Corp. (USD), 8.25%, 02/15/2020	55,000	60,088
Rex Energy Corp. (USD), 8.88%, 12/01/2020	115,000	127,650
SandRidge Energy, Inc. (USD), 7.50%, 02/15/2023	110,000	116,600
Thunderbird Resources Equity, Inc. (USD), 9.00%, 03/02/2018 (b)(c)	367,000	4,129
		1,361,272
Packaging & Containers (2.1%)
Pretium Packaging LLC (USD), 11.50%, 04/01/2016	125,000	133,594
Sealed Air Corp. (USD), 5.25%, 04/01/2023 (a)	90,000	90,900
		224,494
Real Estate (0.8%)
CBRE Services, Inc. (USD), 5.00%, 03/15/2023	90,000	90,675
Real Estate Investment Trust (REIT) Funds (0.5%)
Corrections Corp. of America (USD), 4.63%, 05/01/2023	60,000	58,500

See accompanying notes to financial statements.

2014 Semi-Annual Report

55

Statement of Investments (continued)

April 30, 2014 (Unaudited)

Aberdeen High Yield Fund

	Shares or Principal Amount	Value
Retail (4.1%)
Gymboree Corp. (The) (USD), 9.13%, 12/01/2018	$115,000	$87,400
Neiman Marcus Group Ltd., LLC, PIK (USD), 8.75%, 10/15/2021 (a)	80,000	88,400
NPC International, Inc. (USD), 10.50%, 01/15/2020	100,000	114,250
PF Change’s Chaina Bistro, Inc. (USD), 10.25%, 06/30/2020 (a)	150,000	156,000
		446,050
Trucking & Leasing (0.2%)
Jurassic Holdings III, Inc. (USD), 6.88%, 02/15/2021 (a)	25,000	25,875
		8,739,172
Total Corporate Bonds		10,439,398
Total Investments (Cost $10,528,402) (d)—96.8%		10,439,398

Other assets in excess of liabilities—3.2%		347,492
Net Assets—100.0%		$10,786,890

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Security is in default.
(c)	The Fund’s adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. Illiquid securities held by the Fund represent 0.04% of net assets as of April 30, 2014. (unaudited)
(d)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
CAD	Canadian Dollar
EUR	Euro Currency
PIK	Payment In Kind
REIT	Real Estate Investment Trust
USD	U.S. Dollar

See accompanying notes to financial statements.

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56

Statement of Investments (concluded)

April 30, 2014 (Unaudited)

Aberdeen High Yield Fund

At April 30, 2014, the Fund’s open forward foreign currency exchange contracts were as follows:

Sale Contracts Settlement Date*	Counterparty		Amount Purchased		Amount Sold	Fair Value	Unrealized Appreciation
United States Dollar/Canadian Dollar
07/16/2014	UBS	USD	101,605	CAD	111,000	$101,092	$513
United States Dollar/Euro
07/16/2014	UBS	USD	152,679	EUR	110,000	152,582	97
						$253,674	$610

*	Certain contracts with different trade dates and like characteristics have been shown net.

See accompanying notes to financial statements.

2014 Semi-Annual Report

57

Aberdeen Tax-Free Income Fund (Unaudited)

The Aberdeen Tax-Free Income Fund (Class A shares at net asset value) returned 3.39% for the six-month period ended April 30, 2014, versus the 4.08% return of its benchmark, the Barclays Municipal Bond Index. For broader comparison, the average return of the Fund’s Lipper peer category of General & Insured Municipal Debt Funds (consisting of 268 funds) was 4.61% for the period.

The six-month reporting period was highlighted by precedent-setting credit events, interest rate volatility, generally constructive technical trends, and an economic backdrop providing an improved outlook and shift in investor sentiment. The Janet Yellen-led Federal Reserve (Fed) began 2014 maintaining the withdrawal of quantitative easing (QE) and reducing its bond purchases. In our view, this stance indicates an optimistic economic outlook by the Fed and if the pace of QE withdrawal continues, the program would be complete by the end of 2014. However, the Fed has been careful not to intimate that an increase in the federal funds rate is coming anytime soon. The Fed’s monetary tightening policy most likely will be phased in gradually beginning in 2015, we believe, months after the end of the Fed’s bond purchase program.

Municipal bond new issuance has remained sluggish, lending to the strength of the bid in the market. Additionally, according to the Investment Company Institute, investors contributed more than $3 billion to municipal bond mutual funds in calendar year 2014 through April 30. This has been a significant change to fund flows since the second half of 2013, when municipal bond funds experienced $2-3 billion in outflows per week for 33 consecutive weeks, totalling $71 billion. Consequently, supply technicals and this shift in sentiment have provided improved liquidity and good municipal market performance.

The headlines surrounding credit were focused primarily on Detroit’s Chapter 9 bankruptcy and the continued financial struggles for Puerto Rico. Following months of public posturing by all parties, in April 2014, mediators for Detroit announced an agreement with creditors that would provide secured bondholders (unlimited general obligation tax bondholders) 74% of the value of their claims. This follows emergency manager Kevyn Orr’s, previous proposal, which had implied a much more significant haircut and only a 15-to-20% payout. The agreement is subject to U.S. bankruptcy court approval. While it does provide clarity to the secured creditors, we think that it also implies that other creditors may be hit with much higher losses and lead to more legal challenges.

Puerto Rico saw its credit ratings put on negative watch and then cut by all three rating agencies in a four-month span. This left the ratings at Moody’s, Standard & Poor’s (S&P), and Fitch at sub-investment-grade. Concerns surrounding the Commonwealth were focused on the tenuous economic recovery, questionable capital market access, and political will to act as needed. In March, Puerto Rico made a $3.5 billion general obligation (GO) offering due in 2035 with an 8% coupon. It was well received by investors and initially traded higher, although it settled in at new issue levels a week later. This provides Puerto Rico with much needed liquidity. However, we think that key to the overall recovery is robust economic growth.

As we have witnessed in the Detroit bankruptcy, the long perceived “safe” GO bondholders can be at risk when elected officials are forced to determine the appropriate allocation of limited revenues among bondholders, residents and employees. Puerto Rico’s GO pledge is not different, in our view. We think that, although Puerto Rico is not eligible to utilize Chapter 9 bankruptcy, failure to service its GO debt is possible. We view the GO pledge as simply providing a template for priority of claims and not necessarily a lien on specific revenues. According to the Distressed Municipal Debt Newsletter, the pace of defaults has continued to slow. For the years 2011, 2012, and 2013, defaults totalled 147, 135, and 50, respectively. Meanwhile, the pace for 2014 is slower than the same period last year.

As reported by the Rockefeller Institute, for the quarter ended March 31, 2014, many states experienced considerable softness or declines in personal income tax collections. For the first time since early 2010, state income tax collections across the U.S. declined. Furthermore, collections from major tax sources (income, corporate and sales taxes) increased by only 0.7% compared to the same period in 2013. This is the weakest year-over-year growth rate since the first quarter of 2010. However, we see the recent comparative results as largely reflective of strong revenues in early 2013 due to planned and adopted federal policy changes (i.e. the “fiscal cliff”) and to legislated tax changes in many states—rather than underlying economic factors.

The Fund’s overweight relative to the benchmark in high-quality paper, particularly prefunded bonds, enhanced Fund performance during the reporting period. Holdings in the education, electric power and industrial sectors also contributed positively to results. Conversely, the Fund’s underweight to transportation, water and GO bonds hindered performance. With the new issue calendar providing limited supply and the improvement in fund flows, market valuations have made the quest for appealing opportunities more challenging, in our view. During the reporting period, the yield on 10-year municipal bonds tightened about 30 basis points relative to comparable-duration U.S. Treasuries, with the yield ratio ending at 87% as the Treasury yield was essentially flat. We continue to look for paper secured by specific revenue streams with limited political risk, as we believe that local municipal issuers will continue to face budgetary pressures.

We did not employ any derivatives in the Fund during the reporting period.

Looking ahead, we believe that Fed policy and the withdrawal of liquidity, balanced with keeping interest rates in a context that continues to provide a positive economic growth trajectory, will not be an easy task. However, we feel that the transparency and disclosure provided by the Fed is unlikely to yield much in the way of surprises to the investment community. We see further volatility in distressed municipal credits, although we think that the volumes of defaults seen in the 2011-2012 timeframe may not be seen for some time. To that end, we believe that our ability to identify these credit risks and value the risks appropriately are keys to performance going forward.

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58

Aberdeen Tax-Free Income Fund (Unaudited) (concluded)

Portfolio Management:

Aberdeen U.S. Fixed Income Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Derivatives are speculative and may hurt the Fund’s performance. They present the risk of disproportionately increased losses and/or reduced gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Municipal securities can be affected by adverse tax, legislative or political changes and the financial condition of the issuers of municipal securities.

Please read the prospectus for more detailed information regarding these risks.

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59

Aberdeen Tax-Free Income Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2014)		Six Month†		1 Yr.		5 Yr.	10 Yr.
Class A	w/o SC	3.39%		0.22%		4.79%	4.01%
	w/SC2	(0.96%	)	(4.07%	)	3.87%	3.56%
Class C	w/o SC	3.01%		(0.53%	)	4.04%	3.25%
	w/SC3	2.01%		(1.49%	)	4.04%	3.25%
Class R4	w/o SC	3.25%		(0.13%	)	4.94%	4.22%
Institutional Service Class[4]	w/o SC	3.51%		0.47%		5.07%	4.28%
Institutional Class[4,5]	w/o SC	3.51%		0.38%		5.07%	4.29%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value per share and/or financial statement adjustments.

†	Not Annualized
1	Returns prior to June 23, 2008 reflect the performance of a predecessor fund (the “Predecessor Fund”). The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 4.25% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six months and one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charge. Returns before the first offering of the Class R, Institutional Class and Institutional Service Class shares (February 25, 2013) are based on the previous performance of Class D shares. This performance is substantially similar to what the Class R, Institutional Service Class, and Institutional Class shares would have produced because all classes invest in the same portfolio of securities. Returns for the Class R, Institutional Service Class, and Institutional Class shares would only differ to the extent of the differences in expenses of the classes.
5	Effective February 25, 2013, all Class D shares of the Fund were converted into Institutional Class shares of the Fund.

2014 Semi-Annual Report

60

Aberdeen Tax-Free Income Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2014)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Tax-Free Income Fund, the Barclays Municipal Bond Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2014. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Barclays Municipal Bond Index covers the USD-denominated long-term tax exempt bond market covering four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2014 (Unaudited)

Asset Allocation
Municipal Bonds	97.6%
Repurchase Agreement	1.2%
Other assets in excess of liabilities	1.2%
100.0%

Top Holdings*
Harris County Health Facilities Development Corp. Revenue Bonds (SCH Health Care System), Prerefunded/Escrowed to Maturity, Series B 07/01/2027	6.6%
Pennsylvania Turnpike Commission Revenue Bonds, Series A 07/15/2029	4.8%
State of Texas General Obligation Unlimited Bonds (Transportation Commission-Mobility Fund) 04/01/2020	2.8%
Fort Bend Independent School District General Obligation Unlimited Bonds, Prerefunded/Escrowed to Maturity 02/15/2018	2.6%
New York State Dormitory Authority Revenue Bonds (State University Dormitory Facilities), Series A 07/01/2039	2.6%
University of California Revenue Bonds, Series Q 05/15/2029	2.6%
Commonwealth of Massachusetts General Obligation Limited Bonds, Series D 10/01/2018	2.3%
State of Washington General Obligation Unlimited Bonds, Series R-2010A 01/01/2022	2.3%
New Jersey Economic Development Authority Revenue Bonds (School Facilities Conservation), Series BB 09/01/2024	2.2%
County of King General Obligation Limited Bonds 01/01/2025	2.2%
Other	69.0%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Top States
Texas	26.4%
California	14.0%
Washington	6.7%
New York	6.3%
Massachusetts	5.7%
Pennsylvania	5.7%
Georgia	4.7%
New Jersey	3.6%
New Hampshire	3.3%
Florida	3.2%
Other	20.4%
100.0%

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61

Statement of Investments

April 30, 2014 (Unaudited)

Aberdeen Tax-Free Income Fund

	Shares or Principal Amount	Value
MUNICIPAL BONDS (97.6%)
Alaska (1.2%)
City of Valdez Revenue Bonds Pipelines Project, Series B, 5.00%, 01/01/2021	$1,000,000	$1,171,770
California (14.0%)
Brea Redevelopment Agency Tax Allocation Refunding Bonds, Series A, 0.00%, 08/01/2025 (a)	1,000,000	579,800
California Educational Facilities Authority Revenue Bonds (California Institute of Technology), 5.00%, 11/01/2039	1,000,000	1,086,280
Chula Vista Industrial Development Revenue (San Diego Gas & Electric), Series A, 1.65%, 07/01/2018	500,000	501,205
Foothill-Eastern Transportation Corridor Agency, Series B2, 5.00%, 01/15/2053 (b)	1,000,000	1,098,020
Los Angeles Community College District General Obligation Unlimited Bonds, Series A, 5.50%, 08/01/2025	1,000,000	1,190,780
M-S-R Energy Authority Gas Revenue Bonds, Series B, 6.13%, 11/01/2029	500,000	612,650
M-S-R Energy Authority Revenue Bonds, Series A, 6.50%, 11/01/2039	500,000	648,015
Rancho Cucamonga Redevelopment Agency Tax Allocation Bonds (Rancho Redevelopment Project), 5.38%, 09/01/2025	500,000	500,230
San Francisco City & County Public Utilities Commission Revenue Bonds, Series F, 5.00%, 11/01/2024	300,000	350,931
Santa Clara Unified School District General Obligation Unlimited Bonds, 5.00%, 07/01/2026	465,000	526,180
State of California General Obligation Unlimited Bonds
Series A, 5.00%, 07/01/2022	1,100,000	1,204,995
5.00%, 03/01/2026	2,000,000	2,153,900
Turlock Irrigation District Revenue Bonds, 5.00%, 01/01/2029	1,000,000	1,089,570
University of California Revenue Bonds, Series Q, 5.25%, 05/15/2029	2,320,000	2,606,845
		14,149,401
Colorado (1.0%)
Colorado Health Facilities Authority Revenue Bonds (Evangelical Lutheran Good Samaritan Society), 5.00%, 12/01/2042	1,000,000	1,009,220
Florida (3.2%)
City of Tampa Revenue Bonds (Baycare Health Care System), Series A, 4.00%, 11/15/2033	1,000,000	964,470
CityPlace Community Development District, Special Assessment & Revenue Refunding Bonds, 5.00%, 05/01/2019	1,000,000	1,110,670
Escambia County, Solid Waste Disposal Revenue Bonds (Gulf Power Company Project), 1.35%, 04/01/2039 (b)	1,165,000	1,168,600
		3,243,740
Georgia (4.7%)
Appling County Development Authority Revenue Bonds (Oglethorpe Power Corporation Project), Series A, 2.40%, 01/01/2038 (b)	1,000,000	968,260
Burke County Development Authority Revenue Bonds (Georgia Power Company Plant Vogtle Project), 1.75%, 12/01/2049 (b)	1,000,000	1,012,900
Cherokee County General Obligation Unlimited Bonds, 5.00%, 04/01/2021	500,000	580,405
Forsyth County General Obligation Unlimited Bonds, Series A, 5.00%, 03/01/2028	100,000	113,182
Municipal Electric Authority of Georgia Revenue Bonds
Prerefunded, Series V, 6.60%, 01/01/2018	20,000	20,833
Prerefunded/Escrowed to Maturity, Series V, 6.60%, 01/01/2018	460,000	518,162
Unrefunded, Series V, 6.60%, 01/01/2018	1,375,000	1,481,191
		4,694,933
Illinois (1.1%)
Illinois Finance Authority Revenue Bonds (Carle Foundation), Series A, 6.00%, 08/15/2041	$500,000	$541,555
Illinois State Toll Highway Authority Revenue Bonds, Prerefunded, Sr. Priority, Series A-2, 5.00%, 01/01/2027	500,000	549,315
		1,090,870
Indiana (1.4%)
Indiana Toll Road Commission Revenue Bonds, Prerefunded/Escrowed to Maturity, 9.00%, 01/01/2015	1,355,000	1,432,791
Kentucky (1.1%)
County of Carroll Pollution Control Revenue Bonds (Utilities Company Project), Series C, 0.14%, 10/01/2032 (b)	1,200,000	1,108,607
Louisiana (3.0%)
East Baton Rouge Parish Sales Tax Revenue Bonds (Road & Street Improvement), 5.00%, 08/01/2024	540,000	611,555
Saint Charles Parish Revenue Bonds (Valero Energy Corp.), 4.00%, 12/01/2040 (b)	1,250,000	1,316,975
Saint John The Baptist Parish Revenue Bonds (Marathon Oil), Series A, 5.13%, 06/01/2037	1,000,000	1,048,830
		2,977,360
Massachusetts (5.7%)
Commonwealth of Massachusetts General Obligation Limited Bonds, Series D
5.50%, 10/01/2016	1,000,000	1,119,920
5.50%, 10/01/2018	2,000,000	2,371,720
5.50%, 08/01/2019	1,000,000	1,205,260
Massachusetts Development Finance Agency Revenue Bonds (Boston Medical Center), Series C, 5.00%, 07/01/2017	1,000,000	1,096,740
		5,793,640

See accompanying notes to financial statements.

2014 Semi-Annual Report

62

Statement of Investments (continued)

April 30, 2014 (Unaudited)

Aberdeen Tax-Free Income Fund

	Shares or Principal Amount	Value
Michigan (1.0%)
Grand Rapids Building Authority Revenue Bonds, 5.00%, 08/01/2020	$900,000	$1,055,637
Minnesota (0.6%)
University of Minnesota Revenue Bonds, Series A, 5.25%, 04/01/2029	500,000	562,115
Nebraska (0.8%)
Central Plains Energy Project, Gas Project Revenue Bonds (Project No.3), 5.00%, 09/01/2021	750,000	831,788
New Hampshire (3.3%)
New Hampshire Business Finance Authority Pollution Control Refunding Revenue Bonds (United Illuminating Company Project), Series A, 0.30%, 10/01/2033 (b)	1,230,000	1,115,627
New Hampshire Health & Education Facilities Authority Revenue Bonds (Dartmouth College), 5.25%, 06/01/2039	1,000,000	1,125,650
New Hampshire Health & Education Facilities Authority Revenue Bonds (University Systems), Series A, 5.00%, 07/01/2023	1,000,000	1,123,800
		3,365,077
New Jersey (3.6%)
New Jersey Economic Development Authority Revenue Bonds (School Facilities Conservation), Series BB, 5.25%, 09/01/2024	2,000,000	2,239,600
New Jersey State Turnpike Authority Revenue Bonds, Prerefunded/Escrowed to Maturity, Series C, 6.50%, 01/01/2016	275,000	287,587
New Jersey Transportation Trust Fund Authority Revenue Bonds (Transportation System), Series A, 5.75%, 06/15/2017	1,000,000	1,143,810
		3,670,997
New York (6.3%)
New York State Dormitory Authority Revenue Bonds (State University Dormitory Facilities), Series A, 5.00%, 07/01/2039	$2,500,000	$2,646,350
New York State Dormitory Authority Revenue Bonds (State University Educational Facilities 3rd Generation), Series A, 5.50%, 05/15/2023	1,160,000	1,420,756
Oneida County Industrial Development Agency Revenue Bonds (Hamilton College Civic Facilities), 5.00%, 09/15/2027	1,000,000	1,107,890
Tompkins County Industrial Development Agency Revenue Bonds (Cornell University Civic Facilities), Series A, 5.25%, 07/01/2030	1,000,000	1,147,970
		6,322,966
North Dakota (1.0%)
City of Grand Forks, Health Care System Revenue Bonds (Altru Health System Obligated Group), 4.50%, 12/01/2032	1,000,000	996,230
Ohio (2.4%)
Jobs Ohio Beverage System Revenue Bonds, Series A, 5.00%, 01/01/2018	500,000	561,065
Ohio Air Quality Development Authority Revenue Bonds, Prerefunded, Series A, 5.75%, 06/01/2033 (b)	800,000	858,384
Ohio Air Quality Development Authority Revenue Refunding Bonds (The Cincinnati Gas & Electric Company Project), Series A, 0.30%, 09/01/2037 (b)	1,100,000	984,392
		2,403,841
Pennsylvania (5.7%)
Pennsylvania Higher Educational Facilities Authority Revenue Bonds (University of Pennsylvania), Series A, 5.00%, 09/01/2019	800,000	940,456
Pennsylvania Turnpike Commission Revenue Bonds, Series A, 5.25%, 07/15/2029	4,100,000	4,843,863
		5,784,319
Puerto Rico (1.9%)
Puerto Rico Sales Tax Financing Corp. Revenue Bonds
Series C, 5.00%, 08/01/2022	750,000	749,438
Series A, 0.00%, 08/01/2054 (a)	15,875,000	1,132,681
		1,882,119
South Carolina (0.4%)
University of South Carolina Revenue Bonds, Series A, 5.00%, 06/01/2030	350,000	376,222
Tennessee (0.6%)
Tennessee Energy Acquisition Corp. Revenue Bonds, Series A, 5.25%, 09/01/2023	500,000	567,360
Texas (26.4%)
City of Houston General Obligation Limited Bonds (Public Improvement), Series A, 5.00%, 03/01/2030	1,575,000	1,776,443
City of Houston Revenue Bonds, Series A, 5.25%, 05/15/2020	1,500,000	1,502,130
Dallas Area Rapid Transit Revenue Bonds, 5.00%, 12/01/2036	1,250,000	1,344,850
Dallas/Fort Worth International Airport, Joint Revenue Refunding Bonds, Series B, 5.00%, 11/01/2020	1,000,000	1,179,710
Fort Bend Independent School District General Obligation Unlimited Bonds, Prerefunded/Escrowed to Maturity, 5.00%, 02/15/2018	2,300,000	2,652,245
Harris County Health Facilities Development Corp. Revenue Bonds (SCH Health Care System), Prerefunded/Escrowed to Maturity, Series B, 5.75%, 07/01/2027	5,325,000	6,665,302
Lower Colorado River Authority Revenue Bonds, Prerefunded/Escrowed to Maturity, Series B, 6.00%, 01/01/2017	1,245,000	1,404,559
Matagorda County Navigation District No. 1 Revenue Bond, Series B-1, 4.00%, 06/01/2030	1,000,000	979,050
SA Energy Acquisition Public Facility Corp. Revenue Bonds (Gas Supply), 5.25%, 08/01/2016	500,000	538,015

See accompanying notes to financial statements.

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63

Statement of Investments (concluded)

April 30, 2014 (Unaudited)

Aberdeen Tax-Free Income Fund

	Shares or Principal Amount	Value
State of Texas General Obligation Unlimited Bonds (Transportation Commission-Mobility Fund), 5.00%, 04/01/2020	$2,500,000	$2,807,100
State of Texas General Obligation Unlimited Bonds (Water Financial Assistance), Series C, 5.25%, 08/01/2018	1,050,000	1,233,309
State of Texas Transportation Commission Revenue Bonds, 5.00%, 04/01/2027	1,500,000	1,671,390
Texas A&M University Revenue Bonds (Financing System), Series A, 5.00%, 05/15/2025	1,065,000	1,220,394
Texas Municipal Gas Acquisition & Supply Corp. I Revenue Bonds, Series D, 6.25%, 12/15/2026	500,000	603,360
University of North Texas Revenue Bonds (Financing System), Series A, 5.00%, 04/15/2028	1,000,000	1,116,080
		26,693,937
Washington (6.7%)
City of Seattle Municipal Light and Power Revenue Bonds, Unrefunded, (AGM), 4.50%, 08/01/2019	875,000	882,000
City of Seattle Water System Revenue Bonds, 5.00%, 02/01/2026	1,000,000	1,106,000
County of King General Obligation Limited Bonds, 5.00%, 01/01/2025	2,000,000	2,236,700
State of Washington General Obligation Unlimited Bonds
Series R-2010A, 5.00%, 01/01/2022	2,000,000	2,317,020
Series C, 5.00%, 01/01/2026	200,000	224,122
		6,765,842
Wisconsin (0.5%)
Wisconsin Health & Educational Facilities Authority Revenue Bonds (Aurora Health Care), Series A, 5.00%, 07/15/2028	500,000	537,105
Total Municipal Bonds		98,487,887
REPURCHASE AGREEMENT (1.2%)
United States (1.2%)
Fixed Income Clearing Corp., 0.00%, dated 04/30/2014, due 05/01/2014, repurchase price $1,247,000, collateralized by U.S. Treasury Bond, maturing 08/15/2042; total market value of $1,274,550	1,247,000	1,247,000
Total Repurchase Agreement		1,247,000
Total Investments (Cost $92,035,678) (c)—98.8%		99,734,887

Other assets in excess of liabilities—1.2%		1,209,528
Net Assets—100.0%		$100,944,415

(a)	Issued with a zero coupon.
(b)	Variable or Floating Rate Security. Rate disclosed is as of April 30, 2014.
(c)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.

Distribution of investments, as a percentage of securities at value, is as follows: (unaudited)

Industry	Percent	Value
General Obligation	21.6%	$21,590,493
Higher Education	14.3%	14,246,558
Transportation	11.1%	11,026,776
Medical	10.7%	10,713,882
General	8.7%	8,701,007
Development	7.5%	7,472,755
Pollution	6.1%	6,058,960
Power	5.3%	5,275,005
Education	3.3%	3,325,880
School District	3.2%	3,178,425
Water	3.0%	2,959,061
Utilities	2.8%	2,759,375
Airport	1.2%	1,179,710
Cash	1.2%	1,247,000
	100.0%	99,734,887

See accompanying notes to financial statements.

2014 Semi-Annual Report

64

Aberdeen Ultra-Short Duration Bond Fund (Unaudited)

The Aberdeen Ultra-Short Duration Bond Fund (Class A shares at net asset value net of fees) returned 0.28% for the six-month period ended April 30, 2014, versus the 0.13% return of its benchmark, the Bank of America Merrill Lynch 1-Year Treasury Bill Index, for the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Ultra-Short Obligation Funds (consisting of 116 funds) was 0.38% for the period.

In our view, the market environment during the reporting period can be characterized as erratic for interest rates and stable for spread assets (i.e. non Treasury debt securities). The U.S. economy strengthened into the end of 2013, leading the Federal Reserve (Fed) to announce the beginning of the tapering of its bond-buying program beginning in January 2014. This caused a spike in interest rates in December, only to see a reversal lower the following month as a harsh winter blanketed the U.S., leading to a dramatic slowdown in economic activity. In March 2014, interest rates again began resuming their upward trend as hawkish Fed statements, exhibited by an upward drift in the Fed’s future rate projections, led investors to tighten their interest-rate expectations. Consequently, the shape of the U.S. Treasury yield curve also changed dramatically, with three- to five-year yields each rising by approximately 32 basis points (bps), the most notable increases within the yield curve during the reporting period. Conversely, 30-year Treasury bond yields declined by 14 bps over the six-month period.

The U.S. credit markets were dominated by numerous events including mergers and acquisitions, such as Comcast’s purchase of Time Warner Cable, as well as increased balance sheet leveraging, which can be exemplified by Apple’s jumbo $17 billion bond sale for the purpose of initiating a more aggressive stock buyback program. We think that the recent improvement in the economy, flush corporate cash balances and accommodative monetary policy may continue to support a further influx of corporate capital into the market. Although fixed income investors remained cognizant of shareholder–rather than debt-holder–friendly events, there was healthy demand for spread assets during the reporting period. This was due to an improving economy, which we feel should help maintain positive corporate fundamentals. The shorter-dated (one- to three-year) segment of the credit market was well supported as Treasury yields remained low and short-duration investors continued to reinvest into spread assets in an effort to enhance the yield on their portfolios. There was an increased preference for floating-rate debt as investors began to think about the eventual transition from Fed tapering to monetary policy tightening. Although we do not expect an increase in the federal funds rate to occur until mid-to-late 2015, we believe that shorter-dated Treasury yields should begin to drift higher as we approach the end of 2014. Floating-rate notes have less interest-rate sensitivity, as their coupons reset either monthly or quarterly and rise accordingly as short-term interest rates increase during a Fed monetary policy tightening cycle.

The Fund’s allocation to spread assets was the primary contributor to performance, as all spread sectors outperformed relative to comparable-duration Treasuries. Fund performance was bolstered mainly by the allocation to banks within the financial sector.

There were no significant detractors from Fund performance over the reporting period.

Regarding the use of derivatives, we employed interest rate futures during the period as a hedge against interest rate risk. However, these positions did not have a notable impact on Fund performance.

The most significant change to the Fund during the reporting period was the addition of a substantial short interest rate futures position, which we employed solely for hedging interest rate risk. As the business cycle continues to develop, we think that economic data may strengthen further, leading market participants to position for an eventual increase in the federal funds rate. This may potentially put upward pressure on interest rates in the front end of the yield curve. Although we do not believe that the federal funds rate will increase until the latter half of 2015, we feel it is prudent to hedge the Fund’s interest rate exposure as two-year Treasury yields remain at their low levels.

We anticipate continued improvement in the economy, which we feel may help to maintain a positive fundamental backdrop for the Fund’s spread assets. Despite tight credit spreads, we believe that investor demand will remain robust for shorter-dated spread assets given their lower interest rate risk profile. In our view, the primary risk to the Fund remains shareholder-friendly activity to the detriment of debt-holders, such as leveraged buyouts. As the current economic cycle progresses, we think there may be a gradual increase in short-term interest rates as the Fed remains quite dovish and most likely will not rush to hamper the current recovery. We believe that the Fund’s limited overall duration due to a large allocation to floating-rate debt should help mitigate this upward bias in interest rates. We also feel that the Fund’s laddered holdings in spread assets will also allow us to slowly reinvest maturing securities at higher yields as interest rates move up.

Portfolio Management:

Aberdeen U.S. Fixed Income Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Semi-Annual Report 2014

65

Aberdeen Ultra-Short Duration Bond Fund (Unaudited) (concluded)

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Derivatives are speculative and may hurt the Fund’s performance. They present the risk of disproportionately increased losses and/or reduced gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Please read the prospectus for more detailed information regarding these and other risks.

2014 Semi-Annual Report

66

Aberdeen Ultra-Short Duration Bond Fund (Unaudited)

Average Annual Total Return (For periods ended April 30, 2014)		Six Month†		1 Yr.		Inception[1]
Class A2	w/o SC	0.28%		0.30%		0.68%
	w/SC3	(3.95%	)	(3.93%	)	(0.58%	)
Institutional Service Class[2,4]	w/o SC	0.20%		0.34%		0.77%
Institutional Class[4]	w/o SC	0.21%		0.35%		0.77%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value per share and/or financial statement adjustments.

†	Not Annualized
1	The Fund commenced operations on November 30, 2010.
2	Returns before the first offering of Class A (November 22, 2011), and the Institutional Service Class (January 20, 2012) are based on the previous performance of the Institutional Class. This performance of Class A and the Institutional Service Class is substantially similar to what the Class A and Institutional Service Class would have produced because all classes invest in the same portfolio of securities. Returns for the Class A and Institutional Class shares would only differ to the extent of the differences in expenses of the classes.
3	A 4.25% front-end sales charge was deducted.
4	Not subject to any sales charges.

2014 Semi-Annual Report

67

Aberdeen Ultra-Short Duration Bond Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2014)

Comparative Performance of $10,000 invested in Institutional Class shares of the Aberdeen Ultra-Short Duration Bond Fund, the Bank of America Merrill Lynch 1-Year Treasury Bill Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.

The Bank of America Merrill Lynch 1-Year Treasury Bill Index is a capitalization-weighted index comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, 1 year from the rebalancing date.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2014 (Unaudited)

Asset Allocation
Corporate Bonds	72.5%
U.S. Agencies	19.1%
Asset-Backed Securities	6.5%
U.S. Treasuries	1.4%
Other assets in excess of liabilities	0.5%
100.0%

The following chart summarizes the composition of the Fund’s portfolio, expressed as a percentage of net assets. The industries listed below may include more than one industry group. As of April 30, 2014, the Fund did not have more than 25% of its assets invested in any industry group.

Top Industries
Commercial Banks	17.8%
Diversified Financial Services	11.7%
Electric Utilities	9.4%
Oil, Gas & Consumable Fuels	5.4%
Insurance	5.2%
Pharmaceutical	3.7%
Media	2.8%
Metals & Mining	2.5%
Energy Equipment & Services	1.9%
Food Products	1.9%
Other	37.7%
100.0%

Top Holdings
Federal Home Loan Mortgage Corp. 11/17/2014	3.1%
Federal Home Loan Mortgage Corp. 10/20/2014	2.5%
Federal National Mortgage Association 10/01/2014	2.3%
Federal Home Loan Bank 08/25/2014	2.1%
Federal National Mortgage Association 02/27/2015	2.0%
Federal Home Loan Mortgage Corp. 12/15/2014	2.0%
Ally Master Owner Trust, Series 2010-2, Class A 04/15/2017	1.8%
National Australia Bank Ltd. 03/17/2017	1.7%
Federal Home Loan Mortgage Corp. 07/11/2014	1.7%
Branch Banking & Trust Co. 04/03/2017	1.7%
Other	79.1%
100.0%

2014 Semi-Annual Report

68

Statement of Investments

April 30, 2014 (Unaudited)

Aberdeen Ultra-Short Duration Bond Fund

	Shares or Principal Amount	Value
ASSET-BACKED SECURITIES (6.5%)
AUSTRALIA (2.0%)
SMART Trust
Series 2011-2USA, Class A4A (USD), 2.31%, 04/14/2017 (a)	$205,598	$208,034
Series 2012-4US, Class A3B (USD), 0.70%, 03/14/2017 (b)	34,000	34,095
Series 2012-4US, Class A4A (USD), 1.25%, 08/14/2018	54,000	53,985
		296,114
UNITED STATES (4.5%)
Ally Master Owner Trust, Series 2010-2, Class A (USD), 4.25%, 04/15/2017 (a)	250,000	258,799
Chesapeake Funding LLC, Series 2011-2A, Class A (USD), 1.40%, 04/07/2024 (a)(b)	157,355	158,767
GE Equipment Transportation LLC, Series 2012-1, Class A4 (USD), 1.23%, 01/22/2020	135,000	135,725
Navistar Financial Dealer Note Master Trust, Series 2013-1, Class A (USD), 0.82%, 01/25/2018 (a)(b)	100,000	100,015
		653,306
Total Asset-Backed Securities		949,420
CORPORATE BONDS (72.5%)
AUSTRALIA (3.4%)
Commercial Banks (2.4%)
National Australia Bank Ltd. (USD), 0.60%, 03/17/2017 (a)(b)	250,000	250,073
Westpac Banking Corp. (USD), 0.66%, 11/25/2016 (b)	100,000	100,228
		350,301
Metals & Mining (1.0%)
BHP Billiton Finance USA Ltd. (USD), 1.00%, 02/24/2015	150,000	150,919
		501,220
CANADA (6.5%)
Commercial Banks (3.2%)
Bank of Montreal (USD), MTN, 0.75%, 07/15/2016 (b)	100,000	100,664
Bank of Nova Scotia (USD), 0.75%, 07/15/2016 (b)	125,000	125,556
Royal Bank of Canada (USD), GMTN, 0.56%, 01/23/2017 (b)	150,000	150,126
Toronto-Dominion Bank (The) (USD), MTN, 0.70%, 09/09/2016 (b)	100,000	100,516
		476,862
Energy Equipment & Services (1.2%)
TransCanada PipeLines Ltd. (USD), 0.88%, 03/02/2015	175,000	175,646
Oil, Gas & Consumable Fuels (2.1%)
Canadian Natural Resources Ltd. (USD), 0.61%, 03/30/2016 (b)	150,000	150,187
Total Capital Canada Ltd. (USD), 0.61%, 01/15/2016 (b)	150,000	150,910
		301,097
		953,605
CAYMAN ISLANDS (0.5%)
Oil, Gas & Consumable Fuels (0.5%)
Transocean, Inc. (USD), 5.05%, 12/15/2016	70,000	76,154
NETHERLANDS (2.4%)
Commercial Banks (1.4%)
ING Bank NV (USD), 1.18%, 03/07/2016 (a)(b)	200,000	201,983
Oil, Gas & Consumable Fuels (1.0%)
Shell International Finance BV (USD), 0.45%, 11/15/2016 (b)	150,000	150,302
		352,285
UNITED KINGDOM (5.6%)
Commercial Banks (2.3%)
Abbey National Treasury Services PLC (USD), 4.00%, 04/27/2016	140,000	148,421
Barclays Bank PLC (USD), 2.75%, 02/23/2015	100,000	101,884
Royal Bank of Scotland Group PLC (USD), 2.55%, 09/18/2015	85,000	86,812
		337,117
Food Products (1.2%)
TESCO PLC (USD), 2.00%, 12/05/2014 (a)	175,000	176,389
Metals & Mining (1.0%)
Rio Tinto Finance USA PLC (USD), 1.13%, 03/20/2015	150,000	150,799
Oil, Gas & Consumable Fuels (1.1%)
BP Capital Markets PLC (USD), 0.66%, 11/07/2016 (b)	150,000	150,822
		815,127
UNITED STATES (54.1%)
Aerospace & Defense (1.0%)
Rockwell Collins, Inc. (USD), 0.58%, 12/15/2016 (b)	150,000	150,275
Auto Manufacturers (1.0%)
Daimler Finance North America LLC (USD), 1.45%, 08/01/2016 (a)	150,000	151,396
Beverages (1.0%)
Anheuser-Busch InBev Finance, Inc. (USD), 0.42%, 01/27/2017 (b)	150,000	150,046
Commercial Banks (8.5%)
Bank of America Corp. (USD), 1.50%, 10/09/2015	150,000	151,427
Bank of New York Mellon Corp. (The) (USD), MTN, 0.47%, 03/04/2016 (b)	200,000	200,111
Branch Banking & Trust Co. (USD), 1.00%, 04/03/2017	250,000	248,547
Capital One Financial Corp. (USD), 1.00%, 11/06/2015	65,000	65,147
Citigroup, Inc.
(USD), 5.00%, 09/15/2014	45,000	45,722
(USD), 1.30%, 11/15/2016	100,000	100,004
JPMorgan Chase & Co. (USD), GMTN, 0.85%, 02/26/2016 (b)	150,000	150,788

See accompanying notes to financial statements.

Semi-Annual Report 2014

69

Statement of Investments (continued)

April 30, 2014 (Unaudited)

Aberdeen Ultra-Short Duration Bond Fund

	Shares or Principal Amount	Value
Morgan Stanley (USD), 1.48%, 02/25/2016 (b)	$100,000	$101,438
Wells Fargo & Co. (USD), 1.16%, 06/26/2015 (b)	180,000	181,580
		1,244,764
Diversified Financial Services (11.7%)
American Express Credit Corp. (USD), 1.30%, 07/29/2016	100,000	100,908
BlackRock, Inc. (USD), 1.38%, 06/01/2015	150,000	151,437
Caterpillar Financial Services Corp. (USD), MTN, 0.47%, 02/26/2016 (b)	100,000	100,202
Ford Motor Credit Co. LLC (USD), 1.49%, 05/09/2016 (b)	200,000	203,275
General Electric Capital Corp. (USD), GMTN, 0.88%, 07/12/2016 (b)	150,000	151,251
HSBC Finance Corp. (USD), 5.00%, 06/30/2015	90,000	94,255
International Lease Finance Corp. (USD), 6.50%, 09/01/2014 (a)	115,000	117,300
John Deere Capital Corp., Series FIX (USD), 1.05%, 10/11/2016	150,000	150,727
MassMutual Global Funding II (USD), 0.36%, 12/11/2015 (a)(b)	200,000	200,163
PACCAR Financial Corp. (USD), MTN, 0.80%, 02/08/2016	150,000	150,502
Santander Holdings USA, Inc. (USD), 3.00%, 09/24/2015	149,000	153,262
Toyota Motor Credit Corp. (USD), MTN, 1.00%, 02/17/2015	150,000	150,914
		1,724,196
Diversified Telecommunication Services (0.9%)
Verizon Communications, Inc. (USD), 1.76%, 09/15/2016 (b)	125,000	128,636
Electric Utilities (9.4%)
Ameren Corp. (USD), 8.88%, 05/15/2014	75,000	75,172
Dayton Power & Light Co. (The) (USD), 1.88%, 09/15/2016 (a)	35,000	35,640
Dominion Gas Holdings LLC (USD), 1.05%, 11/01/2016 (a)	120,000	119,536
Dominion Resources, Inc. (USD), 1.25%, 03/15/2017	125,000	125,163
Duke Energy Corp. (USD), 0.61%, 04/03/2017 (b)	100,000	100,347
Duke Energy Indiana, Inc. (USD), 0.58%, 07/11/2016 (b)	130,000	130,180
Entergy Louisiana LLC (USD), 1.88%, 12/15/2014	150,000	151,290
Georgia Power Co. (USD), 0.63%, 11/15/2015	160,000	159,943
NextEra Energy Capital Holding, Inc. (USD), 1.61%, 06/01/2014	140,000	140,128
Oncor Electric Delivery Co. LLC (USD), 6.38%, 01/15/2015	130,000	135,115
Public Service Electric & Gas Co., Series G, (USD), MTN, 0.85%, 08/15/2014	200,000	200,322
		1,372,836
Electronics (1.0%)
Thermo Fisher Scientific, Inc. (USD), 1.30%, 02/01/2017	145,000	145,179
Energy Equipment & Services (0.7%)
Energy Transfer Partners LP (USD), 5.95%, 02/01/2015	100,000	103,771
Food Products (0.7%)
WM Wrigley Jr Co. (USD), 1.40%, 10/21/2016 (a)	100,000	100,755
Gas Utilities (0.7%)
CenterPoint Energy, Inc., Series B (USD), 6.85%, 06/01/2015	100,000	106,481
Healthcare Providers & Services (1.4%)
Ventas Realty LP
(USD), 1.55%, 09/26/2016	65,000	65,691
(USD), 1.25%, 04/17/2017	145,000	144,526
		210,217
Insurance (5.2%)
American International Group, Inc. (USD), 3.00%, 03/20/2015	100,000	102,193
Berkshire Hathaway Finance Corp. (USD), 0.95%, 08/15/2016	150,000	150,953
CNA Financial Corp. (USD), 5.85%, 12/15/2014	100,000	103,258
New York Life Global Funding (USD), 1.13%, 03/01/2017 (a)	100,000	100,003
Principal Life Global Funding II (USD), 1.00%, 12/11/2015 (a)	150,000	150,194
Transatlantic Holdings, Inc. (USD), 5.75%, 12/14/2015	140,000	150,446
		757,047
Media (2.8%)
COX Communications, Inc. (USD), 5.45%, 12/15/2014	150,000	154,413
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. (USD), 3.55%, 03/15/2015	100,000	102,540
NBCUniversal Enterprise, Inc. (USD), 0.76%, 04/15/2016 (a)(b)	150,000	150,554
		407,507
Metals & Mining (0.5%)
Glencore Funding LLC (USD), 1.70%, 05/27/2016 (a)	75,000	75,409
Oil & Gas Services (0.7%)
Cameron International Corp. (USD), 1.60%, 04/30/2015	100,000	100,914
Oil, Gas & Consumable Fuels (0.7%)
Devon Energy Corp. (USD), 0.77%, 12/15/2016 (b)	100,000	100,312
Pharmaceutical (3.7%)
AbbVie, Inc. (USD), 1.20%, 11/06/2015	100,000	100,824
Express Scripts Holding Co. (USD), 2.75%, 11/21/2014	175,000	177,201
GlaxoSmithKline Capital, Inc. (USD), 0.70%, 03/18/2016	100,000	100,226
McKesson Corp. (USD), 0.64%, 09/10/2015 (b)	100,000	100,122
Mylan, Inc. (USD), 1.80%, 06/24/2016	65,000	65,891
		544,264

See accompanying notes to financial statements.

2014 Semi-Annual Report

70

Statement of Investments (concluded)

April 30, 2014 (Unaudited)

Aberdeen Ultra-Short Duration Bond Fund

	Shares or Principal Amount	Value
Retail (1.4%)
CVS Caremark Corp. (USD), 1.20%, 12/05/2016	$100,000	$100,590
Wal-Mart Stores, Inc. (USD), 1.00%, 04/21/2017	100,000	100,048
		200,638
Transportation (1.1%)
CSX Corp. (USD), 6.25%, 04/01/2015	150,000	157,573
		7,932,216
Total Corporate Bonds		10,630,607
U.S. AGENCIES (19.1%)
UNITED STATES (19.1%)
Federal Home Loan Bank
(USD), 0.00%, 05/01/2014 (c)	110,000	110,000
(USD), 0.00%, 08/25/2014 (c)	305,000	304,882
(USD), 0.00%, 09/26/2014 (c)	185,000	184,916
Federal Home Loan Mortgage Corp.
(USD), 0.00%, 07/11/2014 (c)	250,000	249,980
(USD), 0.00%, 10/20/2014 (c)	360,000	359,914
(USD), 0.00%, 11/17/2014 (c)	460,000	459,693
(USD), 0.00%, 12/15/2014 (c)	300,000	299,715
Federal National Mortgage Association
(USD), 0.00%, 08/01/2014 (c)	190,000	189,981
(USD), 0.00%, 10/01/2014 (c)	342,000	341,927
(USD), 0.12%, 02/27/2015 (b)	300,000	300,035
		2,801,043
Total U.S. Agencies		2,801,043
U.S. TREASURIES (1.4%)
UNITED STATES (1.4%)
U.S. Treasury Notes
(USD), 2.25%, 05/31/2014	50,000	50,088
(USD), 0.13%, 07/31/2014	145,000	145,028
(USD), 0.38%, 03/31/2016	20,000	19,998
		215,114
Total U.S. Treasuries		215,114
Total Investments (Cost $14,551,111) (d)—99.5%		14,596,184

Other assets in excess of liabilities—0.5%		73,321
Net Assets—100.0%		$14,669,505

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Variable or Floating Rate Security. Rate disclosed is as of April 30, 2014.
(c)	Issued with a zero coupon.
(d)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
GMTN	Global Medium Term Note
MTN	Medium Term Note
USD	U.S. Dollar

At April 30, 2014, the Fund held the following futures contracts:

Futures Contracts	Counterparty	Number of Contracts Long (Short)	Expiration Date	Unrealized Depreciation
90 Day Eurodollar Time Deposit	UBS	(2)	12/19/2016	$(504)
United States Treasury Note 6%-2 year	UBS	(8)	06/30/2014	(2,260)
				$(2,764)

See accompanying notes to financial statements.

Semi-Annual Report 2014

71

Statements of Assets and Liabilities (Unaudited)

April 30, 2014

	Aberdeen Asia Bond Fund	Aberdeen Core Fixed Income Fund	Aberdeen Emerging Markets Debt Fund	Aberdeen Emerging Markets Debt Local Currency Fund	Aberdeen Global Fixed Income Fund
Assets:
Investments, at value	$200,784,722	$72,978,196	$21,697,111	$33,896,396	$21,663,056
Repurchase agreements, at value	7,047,000	600,000	2,730,000	1,100,000	207,000

Total investments	207,831,722	73,578,196	24,427,111	34,996,396	21,870,056

Foreign currency, at value	2,409,101	–	4	646,526	109,373
Cash collateral pledged for futures	569,670	–	–	–	–
Cash collateral pledged for forward foreign currency exchange contracts	60,000	–	–	–	–
Cash at broker for China A shares	16,892	–	–	–	–
Cash	638	–	245	102	33
Interest receivable	2,441,634	347,864	356,280	681,692	236,588
Receivable for investments sold	2,034,404	1,532,924	–	268,710	224,371
Unrealized appreciation on forward foreign currency exchange contracts	348,209	–	26,131	251,805	22,800
Variation margin receivable for futures contracts	155,430	–	–	–	8,516
Receivable from adviser	13,899	13,056	8,572	15,728	10,278
Receivable for capital shares issued	19,977	–	–	–	5,298
Prepaid expenses	46,884	25,956	33,607	31,817	35,200

Total assets	215,948,460	75,497,996	24,851,950	36,892,776	22,522,513

Liabilities:
Payable for investments purchased	1,950,927	1,885,838	345,492	–	570,838
Unrealized depreciation on forward foreign currency exchange contracts	1,377,890	–	77,029	241,934	22,847
Payable for capital shares redeemed	106,968	649,508	–	1,581	4,066
Accrued foreign capital gains tax	48,640	–	–	2,250	–
Distributions payable	–	19,061	–	–	–
Due to custodian	–	9,504	–	–	–
Variation margin payable for futures contracts	–	164	–	–	–
Accrued expenses and other payables:
Investment advisory fees	87,895	19,023	10,306	29,157	10,757
Transfer agent fees	52,096	9,289	999	4,985	1,799
Custodian fees	26,417	586	1,229	5,993	2,983
Administration fees	14,063	5,073	1,099	2,916	1,433
Fund accounting fees	19,117	1,829	180	848	620
Printing fees	3,815	3,024	437	1,028	5,100
Administrative services fees	2,384	119	–	150	5,334
Distribution fees	790	2,857	14	1,202	614
Legal fees	2,938	904	790	557	238
Other	23,094	13,397	12,362	9,867	18,641

Total liabilities	3,717,034	2,620,176	449,937	302,468	645,270

Net Assets	$212,231,426	$72,877,820	$24,402,013	$36,590,308	$21,877,243

Cost:
Investments	$206,413,157	$72,260,735	$21,848,292	$37,247,925	$21,192,288
Repurchase agreements	7,047,000	600,000	2,730,000	1,100,000	207,000
Foreign currency	2,346,114	–	17	644,932	109,222

Represented by:
Capital	$223,641,341	$72,507,008	$24,803,477	$42,357,965	$21,715,838
Accumulated net investment income/(loss)	1,600,075	(24,155)	103,711	612,557	61,371
Accumulated net realized loss from investments, futures contracts, swaps and foreign currency transactions	(6,523,418)	(341,256)	(303,211)	(3,051,652)	(380,004)
Net unrealized appreciation/(depreciation) on investments, futures contracts, forwards and translation of assets and liabilities denominated in foreign currencies	(6,486,572)	736,223	(201,964)	(3,328,562)	480,038

Net Assets	$212,231,426	$72,877,820	$24,402,013	$36,590,308	$21,877,243

Net Assets:
Class A Shares	$1,495,310	$3,781,033	$10,009	$381,570	$1,394,628
Class C Shares	584,190	2,538,120	9,894	258,439	403,021
Class R Shares	10,017	–	9,967	2,209,977	–
Institutional Service Class Shares	10,151,510	19,010	10,044	9,608	18,311,767
Institutional Class Shares	199,990,399	66,539,657	24,362,099	33,730,714	1,767,827

Total	$212,231,426	$72,877,820	$24,402,013	$36,590,308	$21,877,243

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2014 Semi-Annual Report

72

Statements of Assets and Liabilities (Unaudited) (concluded)

April 30, 2014

	Aberdeen Asia Bond Fund	Aberdeen Core Fixed Income Fund	Aberdeen Emerging Markets Debt Fund	Aberdeen Emerging Markets Debt Local Currency Fund	Aberdeen Global Fixed Income Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	149,544	351,427	1,042	43,022	132,435
Class C Shares	58,758	236,293	1,031	29,341	38,453
Class R Shares	1,004	–	1,038	250,161	–
Institutional Service Class Shares	1,015,099	1,755	1,045	1,081	1,737,235
Institutional Class Shares	19,980,878	6,145,620	2,536,452	3,795,691	167,312

Total	21,205,283	6,735,095	2,540,608	4,119,296	2,075,435

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.00	$10.76	$9.61	$8.87	$10.53
Class C Shares (a)	$9.94	$10.74	$9.60	$8.81	$10.48
Class R Shares	$9.98	$–	$9.60	$8.83	$–
Institutional Service Class Shares	$10.00	$10.83	$9.61	$8.89	$10.54
Institutional Class Shares	$10.01	$10.83	$9.60	$8.89	$10.57
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.44	$11.24	$10.04	$9.26	$11.00
Maximum Sales Charge:
Class A Shares	4.25%	4.25%	4.25%	4.25%	4.25%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year due to contingent deferred sales charge.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semi-Annual Report 2014

73

Statements of Assets and Liabilities (Unaudited)

April 30, 2014

	Aberdeen High Yield Fund	Aberdeen Tax-Free Income Fund	Aberdeen Ultra-Short Duration Bond Fund
Assets:
Investments, at value	$10,439,398	$98,487,887	$14,596,184
Repurchase agreements, at value	–	1,247,000	–

Total investments	10,439,398	99,734,887	14,596,184

Cash	69,044	728	2,921
Foreign currency, at value	–	–	1,699
Interest receivable	211,456	1,279,112	46,907
Receivable for investments sold	89,203	–	–
Receivable from adviser	8,638	9,480	7,334
Unrealized appreciation on forward foreign currency exchange contracts	610	–	–
Receivable for capital shares issued	–	50	–
Prepaid expenses	43,299	40,631	36,849

Total assets	10,861,648	101,064,888	14,691,894

Liabilities:
Payable for investments purchased	55,525	–	–
Distributions payable	–	29,038	707
Variation margin payable for futures contracts	–	–	2,749
Payable for capital shares redeemed	–	1,968	–
Accrued expenses and other payables:
Investment advisory fees	5,363	35,144	2,417
Printing fees	1,122	24,101	662
Administration fees	715	6,615	967
Transfer agent fees	1,126	2,332	751
Fund accounting fees	368	2,166	278
Distribution fees	190	2,542	21
Legal fees	123	948	155
Administrative services fees	92	268	–
Custodian fees	105	69	142
Other	10,029	15,282	13,540

Total liabilities	74,758	120,473	22,389

Net Assets	$10,786,890	$100,944,415	$14,669,505

Cost:
Investments	$10,528,402	$90,788,678	$14,551,111
Repurchase agreements	–	1,247,000	–
Foreign currency	–	–	1,699

Represented by:
Capital	$10,740,687	$93,085,512	$14,625,658
Accumulated net investment income/(loss)	35,911	(65,882)	(156)
Accumulated net realized gain from investments, futures contracts, swaps and foreign currency transactions	98,677	225,576	1,694
Net unrealized appreciation/(depreciation) on investments, futures contracts, forwards and translation of assets and liabilities denominated in foreign currencies	(88,385)	7,699,209	42,309

Net Assets	$10,786,890	$100,944,415	$14,669,505

Net Assets:
Class A Shares	$284,363	$9,445,687	$104,212
Class C Shares	154,910	719,643	–
Class R Shares	12,155	10,065	–
Institutional Service Class Shares	12,287	10,120	7,784
Institutional Class Shares(a)	10,323,175	90,758,900	14,557,509

Total	$10,786,890	$100,944,415	$14,669,505

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2014 Semi-Annual Report

74

Statements of Assets and Liabilities (Unaudited) (concluded)

April 30, 2014

	Aberdeen High Yield Fund	Aberdeen Tax-Free Income Fund		Aberdeen Ultra-Short Duration Bond Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	29,167	919,641		10,454
Class C Shares	15,897	70,135		–
Class R Shares	1,246	979		–
Institutional Service Class Shares	1,259	984		783
Institutional Class Shares	1,058,172	8,826,090	(a)	1,464,275

Total	1,105,741	9,817,829		1,475,512

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.75	$10.27		$9.97
Class C Shares(b)	$9.74	$10.26		$–
Class R Shares	$9.76	$10.28		$–
Institutional Service Class Shares	$9.76	$10.28		$9.94
Institutional Class Shares	$9.76	$10.28	(a)	$9.94
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.18	$10.73		$10.41
Maximum Sales Charge:
Class A Shares	4.25%	4.25%		4.25%

(a)	Formerly Class D shares.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year due to contingent deferred sales charge.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semi-Annual Report 2014

75

Statements of Operations

For the Six Months Ended April 30, 2014 (Unaudited)

	Aberdeen Asia Bond Fund	Aberdeen Core Fixed Income Fund	Aberdeen Emerging Markets Debt Fund	Aberdeen Emerging Markets Debt Local Currency Fund	Aberdeen Global Fixed Income Fund
INVESTMENT INCOME:
Interest income	$5,248,569	$1,302,216	$245,363	$1,811,692	$344,951
Foreign tax withholding	(226,536)	365	73	(18,513)	(412)
Other income	125	–	578	–	–

	5,022,158	1,302,581	246,014	1,793,179	344,539

Expenses:
Investment advisory fees	550,488	126,301	40,486	197,885	65,818
Administration fees	88,078	33,680	4,319	19,788	8,776
Distribution fees Class A	1,998	4,679	12	699	2,036
Distribution fees Class C	2,976	13,168	48	1,600	2,211
Distribution fees Class R	25	–	24	5,815	–
Administrative services fees Class A	–	440	–	202	92
Administrative services fees Class R	–	–	–	2,914	–
Administrative service fees Institutional Service Class	12,815	–	–	–	16,078
Transfer agent fees	119,055	49,377	1,265	22,577	7,538
Registration and filing fees	35,149	31,367	47,953	26,650	31,256
Custodian fees	63,774	10,844	4,033	23,709	14,304
Audit fees	19,543	16,008	15,762	16,956	17,959
Fund accounting fees	13,197	4,028	431	1,855	1,088
Printing fees	3,823	5,308	362	1,027	5,537
Legal fees	3,857	2,366	–	865	588
Trustee fees	4,240	1,645	179	928	415
Other	15,603	3,296	1,228	2,849	4,138

Total operating expenses before reimbursed/waived expenses	934,621	302,507	116,102	326,319	177,834
Expenses reimbursed	(146,127)	(73,719)	(67,433)	(92,469)	(64,174)

Net Expenses	788,494	228,788	48,669	233,850	113,660

Net Investment Income	4,233,664	1,073,793	197,345	1,559,329	230,879

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain/(loss) on investment transactions	(5,359,049)	173,805	(251,477)	(2,756,030)	300,629
Realized gain/(loss) on futures contracts transactions	(1,085,681)	8,678	–	–	(6,307)
Realized gain/(loss) on foreign currency transactions	(975,108)	–	29,473	116,694	(1,029)

Net realized gain/(loss) from investments, futures contracts, swaps and foreign currency transactions	(7,419,838)	182,483	(222,004)	(2,639,336)	293,293

Net change in unrealized appreciation/depreciation on investment transactions	3,416,065	556,476	316,460	351,153	73,439
Net change in unrealized appreciation/depreciation on futures contracts	1,108,627	31,566	–	–	25,739
Net change in unrealized appreciation/depreciation on foreign currency transactions	(578,762)	–	(38,145)	(235,050)	(13,088)

Net change in unrealized appreciation/depreciation from investments, futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	3,945,930	588,042	278,315	116,103	86,090

Net realized/unrealized gain/(loss) from investments, futures contracts, swaps and foreign currency transactions	(3,473,908)	770,525	56,311	(2,523,233)	379,383

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$759,756	$1,844,318	$253,656	$(963,904)	$610,262

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2014 Semi-Annual Report

76

Statements of Operations

For the Six Months Ended April 30, 2014 (Unaudited)

	Aberdeen High Yield Fund	Aberdeen Tax-Free Income Fund	Aberdeen Ultra- Short Duration Bond Fund
INVESTMENT INCOME:
Interest income	$416,252	$2,055,870	$68,588

	416,252	2,055,870	68,588

Expenses:
Investment advisory fees	34,049	214,506	14,498
Administration fees	4,540	40,378	5,799
Distribution fees Class A	284	11,665	177
Distribution fees Class C	717	3,696	–
Distribution fees Class R	29	25	–
Administrative services fees Class A	107	–	–
Registration and filing fees	27,932	38,073	28,575
Audit fees	16,934	14,004	15,005
Transfer agent fees	3,315	28,716	2,532
Printing fees	1,355	27,210	555
Custodian fees	3,510	1,751	2,093
Fund accounting fees	622	4,646	694
Legal fees	843	1,920	251
Trustee fees	229	1,894	265
Other	2,047	3,463	1,272

Total operating expenses before reimbursed/waived expenses	96,513	391,947	71,716
Expenses reimbursed	(49,977)	(63,731)	(42,544)

Net Expenses	46,536	328,216	29,172

Net Investment Income	369,716	1,727,654	39,416

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain on investment transactions	144,297	225,675	4,241
Realized gain/(loss) on swap contracts	(44,013)	–	–
Realized gain/(loss) on futures contracts transactions	–	–	(2,529)
Realized gain/(loss) on foreign currency transactions	(1,204)	–	–

Net realized gain from investments, futures contracts, swaps and foreign currency transactions	99,080	225,675	1,712

Net change in unrealized appreciation/depreciation on investment transactions	(24,958)	1,562,262	(7,767)
Net change in unrealized appreciation/depreciation on swap contracts	36,913	–	–
Net change in unrealized appreciation/depreciation on futures contracts	–	–	(2,764)
Net change in unrealized appreciation/depreciation on foreign currency transactions	206	–	–

Net change in unrealized appreciation/depreciation from investments, futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	12,161	1,562,262	(10,531)

Net realized/unrealized gain/(loss) from investments, futures contracts, swaps and foreign currency transactions	111,241	1,787,937	(8,819)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$480,957	$3,515,591	$30,597

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semi-Annual Report 2014

77

Statements of Changes in Net Assets

	Aberdeen Asia Bond Fund		Aberdeen Core Fixed Income Fund		Aberdeen Emerging Markets Debt Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$4,233,664	$13,524,410	$1,073,793	$2,229,141	$197,345	$377,744
Net realized gain/(loss) from investments, futures contracts, swaps and foreign currency transactions	(7,419,838)	4,591,716	182,483	(81,090)	(222,004)	(116,917)
Net change in unrealized appreciation/depreciation on investments, futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	3,945,930	(34,514,926)	588,042	(2,988,399)	278,315	(480,279)

Changes in net assets resulting from operations	759,756	(16,398,800)	1,844,318	(840,348)	253,656	(219,452)

Distributions to Shareholders From:
Net investment income:
Class A	(22,883)	(54,787)	(60,114)	(83,189)	(177)	(223)
Class C	(6,533)	(9,703)	(32,989)	(35,722)	(141)	(156)
Class R	(130)	(215)	–	–	(166)	(200)
Institutional Service Class	(147,874)	(310,654)	(345)	(578)	(190)	(246)
Institutional Class	(3,444,640)	(10,970,250)	(1,348,700)	(2,109,930)	(189,403)	(244,810)
Net realized gains:
Class A	(52,269)	(8,100)	–	(118,288)	–	–
Class C	(19,788)	(3,123)	–	(79,992)	–	–
Class R	(313)	(64)	–	–	–	–
Institutional Service Class	(332,633)	(81,867)	–	(694)	–	–
Institutional Class	(6,878,756)	(2,871,283)	–	(2,644,606)	–	–

Change in net assets from shareholder distributions	(10,905,819)	(14,310,046)	(1,442,148)	(5,072,999)	(190,077)	(245,635)

Change in net assets from capital transactions	(23,799,945)	(204,909,316)	(23,575,378)	(8,294,529)	14,557,886	10,245,635

Change in net assets	(33,946,008)	(235,618,162)	(23,173,208)	(14,207,876)	14,621,465	9,780,548

Net Assets:
Beginning of period	246,177,434	481,795,596	96,051,028	110,258,904	9,780,548	–

End of period	$212,231,426	$246,177,434	$72,877,820	$96,051,028	$24,402,013	$9,780,548

Accumulated net investment income/(loss) at end of period	$1,600,075	$988,471	$(24,155)	$344,200	$103,710	$96,442

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$4,453	$5,250,253	$142,526	$903,633	$–	$10,000
Dividends reinvested	73,135	62,145	55,922	183,250	177	223
Cost of shares redeemed(a)	(317,327)	(4,358,347)	(353,029)	(1,328,907)	–	–

Total Class A	(239,739)	954,051	(154,581)	(242,024)	177	10,223

Class C Shares
Proceeds from shares issued	14,000	314,170	100,124	383,266	–	10,000
Dividends reinvested	22,145	6,901	33,183	113,509	141	156
Cost of shares redeemed(a)	(62,704)	(28,128)	(334,748)	(518,731)	–	–

Total Class C	(26,559)	292,943	(201,441)	(21,956)	141	10,156

Class R Shares
Proceeds from shares issued	–	–	–	–	–	10,000
Dividends reinvested	443	279	–	–	166	200

Total Class R	443	279	–	–	166	10,200

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2014 Semi-Annual Report

78

Statements of Changes in Net Assets (concluded)

	Aberdeen Asia Bond Fund		Aberdeen Core Fixed Income Fund		Aberdeen Emerging Markets Debt Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
Institutional Service Class Shares
Proceeds from shares issued	897,590	5,488,325	–	–	–	10,000
Dividends reinvested	480,507	391,820	340	1,270	190	246
Cost of shares redeemed(a)	(1,867,009)	(6,113,808)	(7,042)	(29)	–	–

Total Institutional Service Class	(488,912)	(233,663)	(6,702)	1,241	190	10,246

Institutional Class Shares
Proceeds from shares issued	6,619,447	192,432,479	3,349,722	15,320,246	14,367,809	9,960,000
Dividends reinvested	9,673,934	11,985,396	1,371,845	4,751,724	189,403	244,810
Cost of shares redeemed(a)	(39,338,559)	(410,340,801)	(27,934,221)	(28,103,760)	–	–

Total Institutional Class	(23,045,178)	(205,922,926)	(23,212,654)	(8,031,790)	14,557,212	10,204,810

Change in net assets from capital transactions:	$(23,799,945)	$(204,909,316)	$(23,575,378)	$(8,294,529)	$14,557,886	$10,245,635

SHARE TRANSACTIONS:
Class A Shares
Issued	437	468,532	13,410	83,216	–	1,000
Reinvested	7,509	5,706	5,268	16,775	19	23
Redeemed	(31,702)	(414,111)	(33,231)	(123,386)	–	–

Total Class A Shares	(23,756)	60,127	(14,553)	(23,395)	19	1,023

Class C Shares
Issued	1,405	28,358	9,410	34,877	–	1,000
Reinvested	2,281	627	3,133	10,395	15	16
Redeemed	(6,367)	(2,524)	(31,524)	(48,038)	–	–

Total Class C Shares	(2,681)	26,461	(18,981)	(2,766)	15	1,016

Class R Shares
Issued	–	–	–	–	–	1,000
Reinvested	46	25	–	–	18	20

Total Class R Shares	46	25	–	–	18	1,020

Institutional Service Class Shares
Issued	90,961	496,508	–	–	–	1,000
Reinvested	49,333	35,573	32	116	20	25
Redeemed	(187,550)	(574,735)	(662)	(3)	–	–

Total Institutional Service Class Shares	(47,256)	(42,654)	(630)	113	20	1,025

Institutional Class Shares
Issued	669,771	17,328,642	313,953	1,413,854	1,495,127	996,000
Reinvested	993,216	1,085,194	128,458	432,353	20,365	24,960
Redeemed	(3,949,405)	(37,632,173)	(2,609,168)	(2,566,203)	–	–

Total Institutional Class Shares	(2,286,418)	(19,218,337)	(2,166,757)	(719,996)	1,515,492	1,020,960

Total change in shares:	(2,360,065)	(19,174,378)	(2,200,921)	(746,044)	1,515,564	1,025,044

(a)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semi-Annual Report 2014

79

Statements of Changes in Net Assets

	Aberdeen Emerging Markets Debt Local Currency Fund		Aberdeen Global Fixed Income Fund		Aberdeen High Yield Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$1,559,329	$2,211,869	$230,879	$373,379	$369,716	$1,116,806
Net realized gain/(loss) from investments, futures contracts, swaps and foreign currency transactions	(2,639,336)	(1,932,647)	293,293	390,766	99,080	814,192
Net change in unrealized appreciation/depreciation on investments, futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	116,103	(3,790,521)	86,090	(1,486,151)	12,161	(276,413)

Changes in net assets resulting from operations	(963,904)	(3,511,299)	610,262	(722,006)	480,957	1,654,585

Distributions to Shareholders From:
Net investment income:
Class A	(6,601)	(10,767)	(22,861)	–	(7,347)	(15,439)
Class C	(4,112)	(4,525)	(133)	–	(4,042)	(6,341)
Class R	(25,295)	(26,161)	–	–	(358)	(696)
Institutional Service Class	(119)	(171)	(259,571)	–	(391)	(759)
Institutional Class	(586,432)	(645,582)	(24,698)	–	(358,044)	(1,093,478)
Net realized gains:
Class A	–	–	–	–	(11,371)	(756)
Class C	–	–	–	–	(10,175)	(1,015)
Class R	–	–	–	–	(829)	(114)
Institutional Service Class	–	–	–	–	(837)	(114)
Institutional Class	–	–	–	–	(757,307)	(180,638)

Change in net assets from shareholder distributions	(622,559)	(687,206)	(307,263)	–	(1,150,701)	(1,299,350)

Change in net assets from capital transactions	(14,126,587)	25,987,268	(1,933,731)	(5,536,023)	(1,008,195)	(4,946,600)

Change in net assets	(15,713,050)	21,788,763	(1,630,732)	(6,258,029)	(1,677,939)	(4,591,365)

Net Assets:
Beginning of period	52,303,358	30,514,595	23,507,975	29,766,004	12,464,829	17,056,194

End of period	$36,590,308	$52,303,358	$21,877,243	$23,507,975	$10,786,890	$12,464,829

Accumulated net investment income/(loss) at end of period	$612,557	$(324,213)	$61,371	$137,755	$35,911	$36,377

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$274,518	$753,799	$66,378	$149,184	$120,022	$488,747
Dividends reinvested	6,320	10,605	16,874	–	18,718	15,358
Cost of shares redeemed(a)	(549,562)	(559,121)	(593,116)	(971,619)	(15,947)	(394,757)

Total Class A	(268,724)	205,283	(509,864)	(822,435)	122,793	109,348

Class C Shares
Proceeds from shares issued	81,459	234,240	8,601	42,340	15,141	81,191
Dividends reinvested	3,055	3,696	119	–	9,882	4,312
Cost of shares redeemed(a)	(140,105)	(152,219)	(133,192)	(462,041)	(4,942)	(1,417)

Total Class C	(55,591)	85,717	(124,472)	(419,701)	20,081	84,086

Class R Shares
Proceeds from shares issued	390,272	2,676,920	–	–	–	–
Dividends reinvested	25,295	26,161	–	–	1,187	809
Cost of shares redeemed(a)	(634,182)	(1,253,946)	–	–	–	–

Total Class R	(218,615)	1,449,135	–	–	1,187	809

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2014 Semi-Annual Report

80

Statements of Changes in Net Assets (concluded)

	Aberdeen Emerging Markets Debt Local Currency Fund		Aberdeen Global Fixed Income Fund		Aberdeen High Yield Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
Institutional Service Class Shares
Proceeds from shares issued	–	–	243,373	1,141,033	–	–
Dividends reinvested	119	171	249,053	–	1,228	872
Cost of shares redeemed(a)	–	–	(1,980,555)	(6,155,658)	–	–

Total Institutional Service Class	119	171	(1,488,129)	(5,014,625)	1,228	872

Institutional Class Shares
Proceeds from shares issued	3,303,189	38,620,966	439,774	1,360,799	144,912	1,568,692
Dividends reinvested	586,432	551,921	24,682	–	1,115,351	1,268,232
Cost of shares redeemed(a)	(17,473,397)	(14,925,925)	(275,722)	(640,061)	(2,413,747)	(7,978,639)

Total Institutional Class	(13,583,776)	24,246,962	188,734	720,738	(1,153,484)	(5,141,715)

Change in net assets from capital transactions:	$(14,126,587)	$25,987,268	$(1,933,731)	$(5,536,023)	$(1,008,195)	$(4,946,600)

SHARE TRANSACTIONS:
Class A Shares
Issued	31,307	77,947	6,430	14,185	12,370	46,698
Reinvested	726	1,085	1,667	–	1,936	1,496
Redeemed	(63,167)	(59,614)	(57,737)	(94,186)	(1,554)	(38,756)

Total Class A Shares	(31,134)	19,418	(49,640)	(80,001)	12,752	9,438

Class C Shares
Issued	9,258	23,715	832	4,100	1,554	7,942
Reinvested	352	376	12	–	1,024	420
Redeemed	(16,623)	(16,174)	(13,040)	(45,134)	(512)	(138)

Total Class C Shares	(7,013)	7,917	(12,196)	(41,034)	2,066	8,224

Class R Shares
Issued	44,816	277,046	–	–	–	–
Reinvested	2,914	2,677	–	–	123	79
Redeemed	(73,799)	(137,556)	–	–	–	–

Total Class R Shares	(26,069)	142,167	–	–	123	79

Institutional Service Class Shares
Issued	–	–	23,625	109,609	–	–
Reinvested	14	17	24,610	–	127	84
Redeemed	–	–	(192,432)	(597,379)	–	–

Total Institutional Service Class Shares	14	17	(144,197)	(487,770)	127	84

Institutional Class Shares
Issued	379,030	3,975,153	42,328	131,867	14,964	153,194
Reinvested	67,329	56,750	2,434	–	115,280	123,234
Redeemed	(1,969,041)	(1,656,437)	(26,652)	(62,550)	(239,386)	(772,479)

Total Institutional Class Shares	(1,522,682)	2,375,466	18,110	69,317	(109,142)	(496,051)

Total change in shares:	(1,586,884)	2,544,985	(187,923)	(539,488)	(94,074)	(478,226)

(a)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semi-Annual Report 2014

81

Statements of Changes in Net Assets

	Aberdeen Tax-Free Income Fund			Aberdeen Ultra-Short Duration Bond Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013		Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$1,727,654	$3,667,380		$39,416	$105,397
Net realized gain from investments, futures contracts, swaps and foreign currency transactions	225,675	1,500,618		1,712	30,606
Net change in unrealized appreciation/depreciation on investments, futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	1,562,262	(7,123,793)		(10,531)	(65,910)

Changes in net assets resulting from operations	3,515,591	(1,955,795)		30,597	70,093

Distributions to Shareholders From:
Net investment income:
Class A	(149,608)	(325,807)		(250)	(2,009)
Class C	(9,054)	(31,387)		–	–
Class R	(143)	(187	)(a)	–	–
Institutional Service Class	(169)	(221	)(a)	(58)	(286)
Institutional Class	(1,568,682)	(3,309,777	)(b)	(43,131)	(103,102)
Net realized gains:
Class A	(134,136)	(98,516)		(216)	(3,772)
Class C	(15,762)	(20,999)		–	–
Class R	(140)	–		–	–
Institutional Service Class	(140)	–		(55)	(214)
Institutional Class	(1,327,565)	(880,763	)(b)	(29,977)	(126,900)

Change in net assets from shareholder distributions	(3,205,399)	(4,667,657)		(73,687)	(236,283)

Change in net assets from capital transactions	(3,343,053)	(7,543,576)		711,499	(4,160,762)

Change in net assets	(3,032,861)	(14,167,028)		668,409	(4,326,952)

Net Assets:
Beginning of period	103,977,276	118,144,304		14,001,096	18,328,048

End of period	$100,944,415	$103,977,276		$14,669,505	$14,001,096

Accumulated net investment income/(loss) at end of period	$(65,882)	$(65,880)		$(156)	$3,867

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$208,027	$1,097,177		$11,726	$121,619
Dividends reinvested	221,262	311,140		406	5,747
Cost of shares redeemed(c)	(495,309)	(2,707,819)		(373,323)	(31,341)

Total Class A	(66,020)	(1,299,502)		(361,191)	96,025

Class C Shares
Proceeds from shares issued	461,608	378,210		–	–
Dividends reinvested	16,164	16,700		–	–
Cost of shares redeemed(c)	(542,156)	(1,936,762)		–	–

Total Class C	(64,384)	(1,541,852)		–	–

Class R Shares
Proceeds from shares issued	–	10,000	(a)	–	–
Dividends reinvested	283	182	(a)	–	–
Cost of shares redeemed(a)	–	–		–	–

Total Class R	283	10,182	(a)	–	–

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2014 Semi-Annual Report

82

Statements of Changes in Net Assets (concluded)

	Aberdeen Tax-Free Income Fund			Aberdeen Ultra-Short Duration Bond Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013		Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
Institutional Service Class Shares
Proceeds from shares issued	–	10,000	(a)	–	70,307
Dividends reinvested	309	215	(a)	111	492
Cost of shares redeemed(c)	–	–		(18,691)	(70,209)

Total Institutional Service Class	309	10,215	(a)	(18,580)	590

Institutional Class Shares
Proceeds from shares issued	203,133	103,345,917	(b)	4,466,249	10,351,585
Dividends reinvested	2,351,476	3,143,000	(b)	73,927	103,033
Cost of shares redeemed(c)	(5,767,850)	(111,211,536	)(b)	(3,448,906)	(14,711,995)

Total Institutional Class	(3,213,241)	(4,722,619	)(b)	1,091,270	(4,257,377)

Change in net assets from capital transactions:	$(3,343,053)	$(7,543,576)		$711,499	$(4,160,762)

SHARE TRANSACTIONS:
Class A Shares
Issued	20,575	103,168		1,176	12,085
Reinvested	21,948	29,475		41	575
Redeemed	(48,628)	(258,231)		(37,406)	(3,129)

Total Class A Shares	(6,105)	(125,588)		(36,189)	9,531

Class C Shares
Issued	45,558	36,524		–	–
Reinvested	1,611	1,573		–	–
Redeemed	(54,126)	(183,230)		–	–

Total Class C Shares	(6,957)	(145,133)		–	–

Class R Shares
Issued	–	933	(a)	–	–
Reinvested	29	17	(a)	–	–
Redeemed	–	–		–	–

Total Class R Shares	29	950	(a)	–	–

Institutional Service Class Shares
Issued	–	933	(a)	–	7,038
Reinvested	30	21	(a)	11	49
Redeemed	–	–		(1,879)	(7,049)

Total Institutional Service Class Shares	30	954	(a)	(1,868)	38

Institutional Class Shares
Issued	19,943	9,640,917	(b)	448,711	1,036,793
Reinvested	233,012	297,415	(b)	7,434	10,326
Redeemed	(568,185)	(10,393,368	)(b)	(346,713)	(1,471,642)

Total Institutional Class Shares	(315,230)	(455,036	)(b)	109,432	(424,523)

Total change in shares:	(328,233)	(723,853)		71,375	(414,954)

(a)	For the period from February 25, 2013 (commencement of operations) through October 31, 2013.
(b)	Formerly Class D shares.
(c)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semi-Annual Report 2014

83

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia Bond Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2014*	$10.43	$0.18	$(0.14)	$0.04	$(0.14)	$(0.33)	$–	$(0.47)	$–	$10.00
Year Ended October 31, 2013	11.26	0.34	(0.85)	(0.51)	(0.25)	(0.07)	–	(0.32)	–	10.43
Period Ended October 31, 2012(g)	10.92	0.23	0.29	0.52	(0.18)	–	–	(0.18)	–	11.26
Class C Shares
Six Months Ended April 30, 2014*	10.37	0.14	(0.13)	0.01	(0.11)	(0.33)	–	(0.44)	–	9.94
Year Ended October 31, 2013	11.24	0.26	(0.86)	(0.60)	(0.20)	(0.07)	–	(0.27)	–	10.37
Period Ended October 31, 2012(g)	10.92	0.17	0.31	0.48	(0.16)	–	–	(0.16)	–	11.24
Class R Shares
Six Months Ended April 30, 2014*	10.42	0.16	(0.13)	0.03	(0.14)	(0.33)	–	(0.47)	–	9.98
Year Ended October 31, 2013	11.27	0.31	(0.86)	(0.55)	(0.23)	(0.07)	–	(0.30)	–	10.42
Period Ended October 31, 2012(g)	10.92	0.22	0.29	0.51	(0.16)	–	–	(0.16)	–	11.27
Institutional Service Class Shares
Six Months Ended April 30, 2014*	10.43	0.18	(0.13)	0.05	(0.15)	(0.33)	–	(0.48)	–	10.00
Year Ended October 31, 2013	11.27	0.34	(0.86)	(0.52)	(0.25)	(0.07)	–	(0.32)	–	10.43
Year Ended October 31, 2012	10.99	0.35	0.38	0.73	(0.45)	–	–	(0.45)	–	11.27
Year Ended October 31, 2011	11.44	0.39	0.03	0.42	(0.87)	–	–	(0.87)	–	10.99
Period Ended October 31, 2010(i)	10.36	0.37	0.86	1.23	(0.15)	–	–	(0.15)	–	11.44
Institutional Class Shares
Six Months Ended April 30, 2014*	10.45	0.19	(0.14)	0.05	(0.16)	(0.33)	–	(0.49)	–	10.01
Year Ended October 31, 2013	11.27	0.36	(0.84)	(0.48)	(0.27)	(0.07)	–	(0.34)	–	10.45
Year Ended October 31, 2012	11.00	0.38	0.36	0.74	(0.47)	–	–	(0.47)	–	11.27
Year Ended October 31, 2011	11.44	0.42	0.03	0.45	(0.89)	–	–	(0.89)	–	11.00
Year Ended October 31, 2010	10.04	0.42	1.13	1.55	(0.15)	–	–	(0.15)	–	11.44
Year Ended October 31, 2009	7.94	0.37	2.05	2.42	–	–	(0.32)	(0.32)	–	10.04

*	Unaudited
(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semi-Annual Report 2014

84

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia Bond Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)

0.50%		$1,495	0.95%	3.61%	1.08%	28.46%
(4.64%)		1,807	0.95%	3.18%	1.03%	77.93%
4.87%		1,275	0.92%	3.14%	0.99%	62.96%

0.14	%(h)	584	1.70%	2.87%	1.83%	28.46%
(5.46	%)(h)	637	1.70%	2.39%	1.78%	77.93%
4.44%		393	1.67%	2.31%	1.74%	62.96%

0.33%		10	1.20%	3.36%	1.33%	28.46%
(5.04%)		10	1.20%	2.84%	1.28%	77.93%
4.76%		11	1.17%	2.97%	1.24%	62.96%

0.52%		10,152	0.95%	3.62%	1.08%	28.46%
(4.74%)		11,083	0.95%	3.09%	1.03%	77.93%
6.93%		12,449	0.93%	3.21%	0.97%	62.96%
3.75%		9,059	0.91%	3.57%	0.92%	71.15%
12.20%		1,654	0.65%	4.02%	0.80%	42.77%

0.61%		199,990	0.70%	3.86%	0.83%	28.46%
(4.40%)		232,639	0.70%	3.27%	0.78%	77.93%
7.07	%(h)	467,668	0.69%	3.46%	0.72%	62.96%
3.97%		646,246	0.66%	3.84%	0.67%	71.15%
15.55%		536,080	0.65%	3.88%	0.71%	42.77%
30.73%		253,573	0.65%	4.10%	0.68%	83.54%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from February 27, 2012 (commencement of operations) through October 31, 2012.
(h)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(i)	For the period from January 5, 2010 (commencement of operations) through October 31, 2010.

2014 Semi-Annual Report

85

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Core Fixed Income Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period
Class A Shares(g)
Six Months Ended April 30, 2014*	$10.69	$0.12	$0.12	$0.24	$(0.17)	$–	$(0.17)	$–	$10.76
Year Ended October 31, 2013	11.32	0.21	(0.33)	(0.12)	(0.21)	(0.30)	(0.51)	–	10.69
Year Ended October 31, 2012	10.94	0.26	0.47	0.73	(0.26)	(0.09)	(0.35)	–	11.32
Year Ended October 31, 2011	11.61	0.35	0.08	0.43	(0.39)	(0.71)	(1.10)	–	10.94
Period Ended October 31, 2010(h)	11.44	0.12	0.14	0.26	(0.09)	–	(0.09)	–	11.61
Year Ended July 31, 2010	10.99	0.41	0.43	0.84	(0.38)	(0.01)	(0.39)	–	11.44
Year Ended July 31, 2009	10.70	0.44	0.28	0.72	(0.43)	–	(0.43)	–	10.99
Class C Shares(g)
Six Months Ended April 30, 2014*	10.67	0.08	0.12	0.20	(0.13)	–	(0.13)	–	10.74
Year Ended October 31, 2013	11.31	0.14	(0.34)	(0.20)	(0.14)	(0.30)	(0.44)	–	10.67
Year Ended October 31, 2012	10.92	0.17	0.50	0.67	(0.19)	(0.09)	(0.28)	–	11.31
Year Ended October 31, 2011	11.57	0.25	0.12	0.37	(0.31)	(0.71)	(1.02)	–	10.92
Period Ended October 31, 2010(h)	11.42	0.09	0.13	0.22	(0.07)	–	(0.07)	–	11.57
Year Ended July 31, 2010	10.97	0.31	0.45	0.76	(0.30)	(0.01)	(0.31)	–	11.42
Year Ended July 31, 2009	10.67	0.36	0.29	0.65	(0.35)	–	(0.35)	–	10.97
Institutional Service Class Shares(g)
Six Months Ended April 30, 2014*	10.75	0.14	0.12	0.26	(0.18)	–	(0.18)	–	10.83
Year Ended October 31, 2013	11.39	0.25	(0.34)	(0.09)	(0.25)	(0.30)	(0.55)	–	10.75
Year Ended October 31, 2012	10.99	0.29	0.50	0.79	(0.30)	(0.09)	(0.39)	–	11.39
Year Ended October 31, 2011	11.61	0.39	0.12	0.51	(0.42)	(0.71)	(1.13)	–	10.99
Period Ended October 31, 2010(h)	11.47	0.13	0.12	0.25	(0.11)	–	(0.11)	–	11.61
Period Ended July 31, 2010(i)	11.40	0.02	0.07	0.09	(0.02)	–	(0.02)	–	11.47
Institutional Class Shares(g)
Six Months Ended April 30, 2014*	10.75	0.14	0.12	0.26	(0.18)	–	(0.18)	–	10.83
Year Ended October 31, 2013	11.39	0.25	(0.34)	(0.09)	(0.25)	(0.30)	(0.55)	–	10.75
Year Ended October 31, 2012	11.00	0.30	0.48	0.78	(0.30)	(0.09)	(0.39)	–	11.39
Year Ended October 31, 2011	11.67	0.39	0.07	0.46	(0.42)	(0.71)	(1.13)	–	11.00
Period Ended October 31, 2010(h)	11.51	0.13	0.13	0.26	(0.10)	–	(0.10)	–	11.67
Year Ended July 31, 2010	11.05	0.41	0.47	0.88	(0.41)	(0.01)	(0.42)	–	11.51
Year Ended July 31, 2009	10.76	0.47	0.28	0.75	(0.46)	–	(0.46)	–	11.05

*	Unaudited
(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semi-Annual Report 2014

86

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Core Fixed Income Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)

2.26%	$3,781	0.77%	2.32%	0.95%	143.99%
(1.01%)	3,912	0.77%	1.97%	0.93%	313.91%
6.89%	4,409	0.78%	2.38%	0.88%	370.19%
4.24%	4,262	0.74%	3.24%	0.79%	377.38%
2.31%	2,985	0.72%	4.19%	0.72%	166.80%
7.81%	3,085	1.07%	3.38%	1.35%	84.40%
6.93%	3,356	1.01%	4.10%	1.31%	46.98%

1.90%	2,538	1.50%	1.60%	1.68%	143.99%
(1.82%)	2,724	1.50%	1.24%	1.66%	313.91%
6.23%	2,918	1.50%	1.50%	1.61%	370.19%
3.56%	191	1.49%	2.37%	1.54%	377.38%
2.04%	17	1.47%	3.25%	1.47%	166.80%
7.03%	10	1.80%	2.78%	1.95%	84.40%
6.24%	462	1.76%	3.36%	1.91%	46.98%

2.49%	19	0.50%	2.59%	0.68%	143.99%
(0.81%)	26	0.50%	2.25%	0.66%	313.91%
7.26%	26	0.50%	2.62%	0.60%	370.19%
4.55%	5	0.43%	3.58%	0.54%	377.38%
2.32%	1	0.39%	4.58%	0.39%	166.80%
0.79%	1	0.33%	3.31%	0.38%	84.40%

2.49%	66,540	0.50%	2.59%	0.68%	143.99%
(0.81%)	89,390	0.50%	2.25%	0.66%	313.91%
7.25%	102,907	0.50%	2.66%	0.60%	370.19%
4.49%	99,545	0.49%	3.53%	0.54%	377.38%
2.28%	182,775	0.47%	4.43%	0.47%	166.80%
8.12%	196,885	0.76%	3.64%	0.90%	84.40%
7.15%	198,268	0.76%	4.32%	0.91%	46.98%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Information presented for the periods prior to July 12, 2010, reflects the Pacific Capital High Grade Core Fixed Income Fund.
(h)	The Fund changed its fiscal year end from July 31 to October 31. This line represents the period from August 1, 2010 to October 31, 2010.
(i)	For the period from July 12, 2010 (commencement of operations) through July 31, 2010.

2014 Semi-Annual Report

87

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Debt Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2014*	$9.54	$0.18	$0.06	$0.24	$(0.17)	$(0.17)	$9.61
Year Ended October 31, 2013	10.00	0.35	(0.59)	(0.24)	(0.22)	(0.22)	9.54
Class C Shares
Six Months Ended April 30, 2014*	9.53	0.14	0.07	0.21	(0.14)	(0.14)	9.60
Year Ended October 31, 2013	10.00	0.27	(0.59)	(0.32)	(0.15)	(0.15)	9.53
Class R Shares
Six Months Ended April 30, 2014*	9.54	0.17	0.05	0.22	(0.16)	(0.16)	9.60
Year Ended October 31, 2013	10.00	0.32	(0.58)	(0.26)	(0.20)	(0.20)	9.54
Institutional Service Class Shares
Six Months Ended April 30, 2014*	9.55	0.19	0.06	0.25	(0.19)	(0.19)	9.61
Year Ended October 31, 2013	10.00	0.37	(0.58)	(0.21)	(0.24)	(0.24)	9.55
Institutional Class Shares
Six Months Ended April 30, 2014*	9.54	0.17	0.08	0.25	(0.19)	(0.19)	9.60
Year Ended October 31, 2013	10.00	0.37	(0.59)	(0.22)	(0.24)	(0.24)	9.54

*	Unaudited
(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semi-Annual Report 2014

88

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Debt Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)

2.61%		$10	1.15%	3.81%	2.40%	33.58%
(2.43%)		10	1.15%	3.58%	2.57%	55.26%

2.23	%(g)	10	1.90%	3.05%	3.16%	33.58%
(3.20	%)(g)	10	1.90%	2.83%	3.32%	55.26%

2.38%		10	1.40%	3.55%	2.66%	33.58%
(2.66%)		10	1.40%	3.34%	2.82%	55.26%

2.64	%(g)	10	0.90%	4.06%	2.15%	33.58%
(2.11	%)(g)	10	0.90%	3.83%	2.32%	55.26%

2.64%		24,362	0.90%	3.66%	2.15%	33.58%
(2.21%)		9,742	0.90%	3.81%	2.32%	55.26%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2014 Semi-Annual Report

89

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Debt Local Currency Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2014*	$9.15	$0.26	$(0.44)	$(0.18)	$(0.10)	$–	$–	$(0.10)	$8.87
Year Ended October 31, 2013	9.65	0.44	(0.79)	(0.35)	(0.15)	–	–	(0.15)	9.15
Year Ended October 31, 2012	9.30	0.49	0.15	0.64	(0.05)	(0.10)	(0.14)	(0.29)	9.65
Period Ended October 31, 2011(g)	10.00	0.21	(0.77)	(0.56)	(0.07)	(0.03)	(0.04)	(0.14)	9.30
Class C Shares
Six Months Ended April 30, 2014*	9.11	0.23	(0.44)	(0.21)	(0.09)	–	–	(0.09)	8.81
Year Ended October 31, 2013	9.63	0.37	(0.78)	(0.41)	(0.11)	–	–	(0.11)	9.11
Year Ended October 31, 2012	9.28	0.42	0.14	0.56	(0.01)	(0.10)	(0.10)	(0.21)	9.63
Period Ended October 31, 2011(g)	10.00	0.18	(0.77)	(0.59)	(0.06)	(0.03)	(0.04)	(0.13)	9.28
Class R Shares
Six Months Ended April 30, 2014*	9.13	0.24	(0.45)	(0.21)	(0.09)	–	–	(0.09)	8.83
Year Ended October 31, 2013	9.64	0.40	(0.78)	(0.38)	(0.13)	–	–	(0.13)	9.13
Year Ended October 31, 2012	9.30	0.44	0.18	0.62	(0.04)	(0.10)	(0.14)	(0.28)	9.64
Period Ended October 31, 2011(g)	10.00	0.20	(0.77)	(0.57)	(0.06)	(0.03)	(0.04)	(0.13)	9.30
Institutional Service Class Shares
Six Months Ended April 30, 2014*	9.17	0.28	(0.45)	(0.17)	(0.11)	–	–	(0.11)	8.89
Year Ended October 31, 2013	9.65	0.47	(0.79)	(0.32)	(0.16)	–	–	(0.16)	9.17
Year Ended October 31, 2012	9.30	0.51	0.15	0.66	(0.06)	(0.10)	(0.15)	(0.31)	9.65
Period Ended October 31, 2011(g)	10.00	0.22	(0.77)	(0.55)	(0.08)	(0.03)	(0.04)	(0.15)	9.30
Institutional Class Shares
Six Months Ended April 30, 2014*	9.17	0.27	(0.44)	(0.17)	(0.11)	–	–	(0.11)	8.89
Year Ended October 31, 2013	9.65	0.47	(0.79)	(0.32)	(0.16)	–	–	(0.16)	9.17
Year Ended October 31, 2012	9.31	0.51	0.14	0.65	(0.06)	(0.10)	(0.15)	(0.31)	9.65
Period Ended October 31, 2011(g)	10.00	0.23	(0.77)	(0.54)	(0.08)	(0.03)	(0.04)	(0.15)	9.31

*	Unaudited
(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semi-Annual Report 2014

90

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Debt Local Currency Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average NetAssets (d)(e)	Portfolio Turnover (c)(f)

(1.98%)		$382	1.22%	5.82%	1.59%	21.94%
(3.77%)		678	1.22%	4.61%	1.63%	86.05%
7.05%		528	1.17%	5.25%	2.10%	74.49%
(5.60%)		76	1.15%	4.50%	2.07%	34.36%

(2.28%)		258	1.90%	5.29%	2.27%	21.94%
(4.38%)		331	1.90%	3.88%	2.31%	86.05%
6.13%		274	1.90%	4.49%	2.83%	74.49%
(5.94%)		344	1.90%	3.80%	2.80%	34.36%

(2.27%)		2,210	1.65%	5.61%	2.02%	21.94%
(4.06%)		2,521	1.63%	4.26%	2.04%	86.05%
6.79%		1,292	1.65%	4.67%	2.58%	74.49%
(5.73%)		9	1.40%	4.11%	2.33%	34.36%

(1.82%)		10	0.89%	6.33%	1.27%	21.94%
(3.39%)		10	0.90%	4.87%	1.31%	86.05%
7.26%		10	0.90%	5.49%	1.83%	74.49%
(5.54%)		9	0.90%	4.60%	1.83%	34.36%

(1.82%)		33,731	0.90%	6.35%	1.27%	21.94%
(3.39%)		48,763	0.90%	4.91%	1.31%	86.05%
7.15	%(h)	28,411	0.90%	5.49%	1.83%	74.49%
(5.54%)		30,325	0.90%	4.67%	1.82%	34.36%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from May 2, 2011 (commencement of operations) through October 31, 2011.
(h)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2014 Semi-Annual Report

91

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Fixed Income Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2014*	$10.37	$0.10	$0.19	$0.29	$(0.13)	$(0.13)	$–	$10.53
Year Ended October 31, 2013	10.61	0.14	(0.38)	(0.24)	–	–	–	10.37
Year Ended October 31, 2012	10.50	0.17	0.19	0.36	(0.25)	(0.25)	–	10.61
Year Ended October 31, 2011	10.89	0.22	(0.10)	0.12	(0.51)	(0.51)	–	10.50
Year Ended October 31, 2010	10.42	0.23	0.53	0.76	(0.29)	(0.29)	–	10.89
Year Ended October 31, 2009	9.08	0.26	1.76	2.02	(0.68)	(0.68)	–	10.42
Class C Shares
Six Months Ended April 30, 2014*	10.23	0.06	0.19	0.25	–	–	–	10.48
Year Ended October 31, 2013	10.55	0.06	(0.38)	(0.32)	–	–	–	10.23
Year Ended October 31, 2012	10.44	0.09	0.21	0.30	(0.19)	(0.19)	–	10.55
Year Ended October 31, 2011	10.84	0.14	(0.10)	0.04	(0.44)	(0.44)	–	10.44
Year Ended October 31, 2010	10.38	0.15	0.54	0.69	(0.23)	(0.23)	–	10.84
Year Ended October 31, 2009	9.07	0.19	1.75	1.94	(0.63)	(0.63)	–	10.38
Institutional Service Class Shares
Six Months Ended April 30, 2014*	10.39	0.11	0.21	0.32	(0.17)	(0.17)	–	10.54
Year Ended October 31, 2013	10.62	0.15	(0.38)	(0.23)	–	–	–	10.39
Year Ended October 31, 2012	10.51	0.18	0.19	0.37	(0.26)	(0.26)	–	10.62
Year Ended October 31, 2011	10.90	0.24	(0.09)	0.15	(0.54)	(0.54)	–	10.51
Year Ended October 31, 2010	10.44	0.26	0.52	0.78	(0.32)	(0.32)	–	10.90
Year Ended October 31, 2009	9.09	0.29	1.75	2.04	(0.69)	(0.69)	–	10.44
Institutional Class Shares
Six Months Ended April 30, 2014*	10.43	0.12	0.17	0.29	(0.15)	(0.15)	–	10.57
Year Ended October 31, 2013	10.64	0.17	(0.38)	(0.21)	–	–	–	10.43
Year Ended October 31, 2012	10.52	0.17	0.23	0.40	(0.28)	(0.28)	–	10.64
Year Ended October 31, 2011	10.91	0.25	(0.10)	0.15	(0.54)	(0.54)	–	10.52
Year Ended October 31, 2010	10.45	0.24	0.53	0.77	(0.31)	(0.31)	–	10.91
Period Ended October 31, 2009(g)	9.80	0.07	0.63	0.70	(0.05)	(0.05)	–	10.45

*	Unaudited
(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semi-Annual Report 2014

92

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Fixed Income Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)

2.84%	$1,395	1.11%	2.01%	1.69%	106.00%
(2.26%)	1,888	1.16%	1.32%	1.64%	208.61%
3.56%	2,781	1.21%	1.61%	1.51%	135.98%
1.34%	3,172	1.22%	2.13%	1.38%	199.69%
7.53%	4,053	1.20%	2.22%	1.69%	256.30%
23.12%	3,827	1.23%	2.69%	2.04%	186.07%

2.47%	403	1.85%	1.28%	2.43%	106.00%
(3.03%)	518	1.89%	0.59%	2.37%	208.61%
2.90%	967	1.95%	0.86%	2.25%	135.98%
0.51%	1,060	1.95%	1.38%	2.11%	199.69%
6.76%	1,237	1.95%	1.44%	2.45%	256.30%
22.17%	916	1.95%	1.95%	2.76%	186.07%

2.90%	18,312	1.03%	2.12%	1.61%	106.00%
(2.17%)	19,547	1.05%	1.44%	1.53%	208.61%
3.64%	25,168	1.13%	1.69%	1.42%	135.98%
1.58%	31,156	0.99%	2.33%	1.31%	199.69%
7.66%	36,649	0.95%	2.47%	1.44%	256.30%
23.42%	40,289	0.95%	3.01%	1.77%	186.07%

3.00%	1,768	0.85%	2.31%	1.43%	106.00%
(1.97%)	1,556	0.87%	1.65%	1.37%	208.61%
3.93%	850	0.95%	1.68%	1.25%	135.98%
1.60%	38	0.95%	2.35%	1.11%	199.69%
7.64%	26	0.95%	2.29%	1.47%	256.30%
7.12%	5	0.95%	2.44%	1.44%	186.07%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from July 20, 2009 (commencement of operations) through October 31, 2009.

2014 Semi-Annual Report

93

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen High Yield Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2014*	$10.38	$0.31	$0.09	$0.40	$(0.30)	$(0.73)	$(1.03)	$9.75
Year Ended October 31, 2013	10.16	0.66	0.33	0.99	(0.66)	(0.11)	(0.77)	10.38
Period Ended October 31, 2012(g)	10.00	0.49	0.12	0.61	(0.45)	–	(0.45)	10.16
Class C Shares
Six Months Ended April 30, 2014*	10.38	0.28	0.08	0.36	(0.27)	(0.73)	(1.00)	9.74
Year Ended October 31, 2013	10.15	0.57	0.36	0.93	(0.59)	(0.11)	(0.70)	10.38
Period Ended October 31, 2012(g)	10.00	0.43	0.13	0.56	(0.41)	–	(0.41)	10.15
Class R Shares
Six Months Ended April 30, 2014*	10.39	0.30	0.10	0.40	(0.30)	(0.73)	(1.03)	9.76
Year Ended October 31, 2013	10.17	0.63	0.34	0.97	(0.64)	(0.11)	(0.75)	10.39
Period Ended October 31, 2012(g)	10.00	0.46	0.14	0.60	(0.43)	–	(0.43)	10.17
Institutional Service Class Shares
Six Months Ended April 30, 2014*	10.39	0.32	0.10	0.42	(0.32)	(0.73)	(1.05)	9.76
Year Ended October 31, 2013	10.16	0.68	0.36	1.04	(0.70)	(0.11)	(0.81)	10.39
Period Ended October 31, 2012(g)	10.00	0.49	0.14	0.63	(0.47)	–	(0.47)	10.16
Institutional Class Shares
Six Months Ended April 30, 2014*	10.39	0.32	0.10	0.42	(0.32)	(0.73)	(1.05)	9.76
Year Ended October 31, 2013	10.16	0.68	0.36	1.04	(0.70)	(0.11)	(0.81)	10.39
Period Ended October 31, 2012(g)	10.00	0.50	0.13	0.63	(0.47)	–	(0.47)	10.16

*	Unaudited
(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semi-Annual Report 2014

94

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen High Yield Fund (concluded)

		Ratios/Supplemental Data
Total Return(b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)

4.29%	$284	1.14%	6.29%	2.02%	38.55%
10.01%	170	1.15%	6.37%	1.97%	130.94%
6.28%	71	1.05%	7.30%	2.09%	80.40%

3.87%	155	1.80%	5.66%	2.68%	38.55%
9.44%	144	1.80%	5.58%	2.62%	130.94%
5.71%	57	1.80%	6.35%	2.84%	80.40%

4.21%	12	1.30%	6.15%	2.18%	38.55%
9.86%	12	1.30%	6.06%	2.12%	130.94%
6.20%	11	1.30%	6.83%	2.34%	80.40%

4.47%	12	0.80%	6.63%	1.68%	38.55%
10.54%	12	0.80%	6.57%	1.62%	130.94%
6.45%	11	0.80%	7.33%	1.84%	80.40%

4.47%	10,323	0.80%	6.53%	1.68%	38.55%
10.54%	12,127	0.80%	6.57%	1.62%	130.94%
6.45%	16,907	0.80%	7.40%	1.84%	80.40%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from February 27, 2012 (commencement of operations) through October 31, 2012.

2014 Semi-Annual Report

95

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Tax-Free Income Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2014*(f)	$10.24	$0.16	$0.18	$0.34	$(0.16)	$(0.15)	$(0.31)	$10.27
Year Ended October 31, 2013(f)	10.86	0.32	(0.53)	(0.21)	(0.32)	(0.09)	(0.41)	10.24
Year Ended October 31, 2012(f)	10.32	0.34	0.55	0.89	(0.34)	(0.01)	(0.35)	10.86
Year Ended October 31, 2011(f)	10.37	0.35	(0.03)	0.32	(0.35)	(0.02)	(0.37)	10.32
Year Ended October 31, 2010(f)	10.06	0.39	0.27	0.66	(0.35)	–	(0.35)	10.37
Year Ended October 31, 2009	9.38	0.39	0.68	1.07	(0.39)	–	(0.39)	10.06
Class C Shares
Six Months Ended April 30, 2014*(f)	10.23	0.12	0.18	0.30	(0.12)	(0.15)	(0.27)	10.26
Year Ended October 31, 2013(f)	10.85	0.25	(0.54)	(0.29)	(0.24)	(0.09)	(0.33)	10.23
Year Ended October 31, 2012(f)	10.31	0.26	0.55	0.81	(0.26)	(0.01)	(0.27)	10.85
Year Ended October 31, 2011(f)	10.34	0.27	(0.01)	0.26	(0.27)	(0.02)	(0.29)	10.31
Year Ended October 31, 2010(f)	10.04	0.30	0.27	0.57	(0.27)	–	(0.27)	10.34
Year Ended October 31, 2009	9.36	0.31	0.68	0.99	(0.31)	–	(0.31)	10.04
Class R Shares
Six Months Ended April 30, 2014*(f)	10.25	0.15	0.18	0.33	(0.15)	(0.15)	(0.30)	10.28
Period Ended October 31, 2013(f)(g)	10.72	0.20	(0.47)	(0.27)	(0.20)	–	(0.20)	10.25
Institutional Service Class Shares
Six Months Ended April 30, 2014*(f)	10.25	0.17	0.18	0.35	(0.17)	(0.15)	(0.32)	10.28
Period Ended October 31, 2013(f)(g)	10.72	0.23	(0.47)	(0.24)	(0.23)	–	(0.23)	10.25
Institutional Class Shares(h)
Six Months Ended April 30, 2014*(f)	10.25	0.17	0.18	0.35	(0.17)	(0.15)	(0.32)	10.28
Year Ended October 31, 2013(f)	10.87	0.35	(0.53)	(0.18)	(0.35)	(0.09)	(0.44)	10.25
Year Ended October 31, 2012(f)	10.33	0.37	0.55	0.92	(0.37)	(0.01)	(0.38)	10.87
Year Ended October 31, 2011(f)	10.37	0.37	(0.02)	0.35	(0.37)	(0.02)	(0.39)	10.33
Year Ended October 31, 2010(f)	10.06	0.41	0.27	0.68	(0.37)	–	(0.37)	10.37
Year Ended October 31, 2009	9.38	0.41	0.68	1.09	(0.41)	–	(0.41)	10.06

*	Unaudited
(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semi-Annual Report 2014

96

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Tax-Free Income Fund (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (b)(e)

3.39%	$9,446	0.87%	3.21%	1.00%	1.06%
(1.93%)	9,477	0.88%	3.07%	0.98%	6.11%
8.74%	11,416	0.94%	3.18%	0.94%	13.27%
3.20%	10,200	0.94%	3.44%	0.94%	11.48%
6.64%	9,879	0.93%	3.43%	0.94%	15.29%
11.55%	9,023	0.92%	3.93%	1.11%	39.66%

3.01%	720	1.62%	2.45%	1.75%	1.06%
(2.66%)	788	1.62%	2.31%	1.73%	6.11%
7.95%	2,410	1.68%	2.43%	1.68%	13.27%
2.64%	2,069	1.68%	2.69%	1.68%	11.48%
5.77%	2,854	1.68%	2.70%	1.69%	15.29%
10.74%	3,900	1.68%	3.17%	1.87%	39.66%

3.25%	10	1.12%	2.94%	1.25%	1.06%
(2.53%)	10	1.12%	2.82%	1.27%	6.11%

3.51%	10	0.62%	3.45%	0.75%	1.06%
(2.19%)	10	0.62%	3.32%	0.77%	6.11%

3.51%	90,759	0.62%	3.45%	0.75%	1.06%
(1.67%)	93,692	0.62%	3.32%	0.72%	6.11%
9.02%	104,318	0.68%	3.43%	0.68%	13.27%
3.57%	102,304	0.68%	3.69%	0.68%	11.48%
6.91%	110,180	0.68%	3.68%	0.69%	15.29%
11.81%	110,362	0.68%	4.19%	0.88%	39.66%

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	For the period from February 25, 2013 (commencement of operations) through October 31, 2013.
(h)	Formerly Class D shares.

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97

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Ultra-Short Duration Bond Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2014*	$9.98	$0.02	$0.01	$0.03	$(0.02)	$(0.02)	$(0.04)	$9.97
Year Ended October 31, 2013	10.09	0.04	(0.03)	0.01	(0.04)	(0.08)	(0.12)	9.98
Period Ended October 31, 2012(g)	10.00	0.05	0.09	0.14	(0.04)	(0.01)	(0.05)	10.09
Institutional Service Class Shares
Six Months Ended April 30, 2014*	9.97	0.03	(0.01)	0.02	(0.03)	(0.02)	(0.05)	9.94
Year Ended October 31, 2013	10.07	0.07	(0.02)	0.05	(0.07)	(0.08)	(0.15)	9.97
Period Ended October 31, 2012(h)	10.00	0.06	0.07	0.13	(0.06)	–	(0.06)	10.07
Institutional Class Shares
Six Months Ended April 30, 2014*	9.97	0.03	(0.01)	0.02	(0.03)	(0.02)	(0.05)	9.94
Year Ended October 31, 2013	10.08	0.07	(0.03)	0.04	(0.07)	(0.08)	(0.15)	9.97
Year Ended October 31, 2012	10.00	0.07	0.09	0.16	(0.07)	(0.01)	(0.08)	10.08
Period Ended October 31, 2011(j)	10.00	0.05	(0.01)	0.04	(0.04)	–	(0.04)	10.00

*	Unaudited
(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semi-Annual Report 2014

98

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Ultra-Short Duration Bond Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)

0.28%		$104	0.65%	0.31%	1.24%	51.01%
0.16%		466	0.65%	0.44%	1.25%	93.60%
1.40%		374	0.65%	0.51%	1.05%	166.04%

0.20%		8	0.40%	0.56%	0.99%	51.01%
0.51%		26	0.40%	0.71%	1.00%	93.60%
1.28	%(i)	26	0.40%	0.75%	0.80%	166.04%

0.21%		14,558	0.40%	0.55%	0.99%	51.01%
0.41	%(i)	13,509	0.40%	0.69%	1.00%	93.60%
1.60	%(i)	17,927	0.40%	0.72%	0.80%	166.04%
0.54%		35,173	0.40%	0.52%	0.74%	166.41%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from November 22, 2011 (commencement of operations) through October 31, 2012.
(h)	For the period from January 20, 2012 (commencement of operations) through October 31, 2012.
(i)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(j)	For the period from November 30, 2010 (commencement of operations) to October 31, 2011.

2014 Semi-Annual Report

99

Notes to Financial Statements

April 30, 2014 (Unaudited)

1. Organization

Aberdeen Funds (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of April 30, 2014, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of April 30, 2014, the Trust operated twenty-four (24) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the eight (8) funds listed below (each a “Fund”; collectively, the “Funds”):

–	Aberdeen Asia Bond Fund (“Asia Bond Fund”)
–	Aberdeen Core Fixed Income Fund (“Core Fixed Income Fund”)
–	Aberdeen Emerging Markets Debt Fund (“Emerging Markets Debt Fund”)
–	Aberdeen Emerging Markets Debt Local Currency Fund (“Emerging Markets Debt Local Currency Fund”)
–	Aberdeen Global Fixed Income Fund (“Global Fixed Income Fund”)
–	Aberdeen High Yield Fund (“High Yield Fund”, formerly the “Aberdeen U.S. High Yield Bond Fund”)
–	Aberdeen Tax-Free Income Fund (“Tax-Free Income Fund”)
–	Aberdeen Ultra-Short Duration Bond Fund (“Ultra-Short Duration Bond Fund”)

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies conform to accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. Dollars

(a)	Security Valuation

The Funds value their securities at current market value or fair value consistent with regulatory requirements. “Fair value” is defined in the Funds’ valuation and liquidity procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to contract at the measurement date.

Long-term debt and other fixed-income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider. If there are no current day bids, the security is valued at the previously applied bid. Short-term debt securities (such as commercial paper, and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value. Debt and other fixed-income securities are generally determined to be Level 2 investments.

Exchange traded derivatives are generally Level 1 investments and over-the-counter derivatives are generally Level 2 investments.

In the event that a security’s market quotations are not readily available or are deemed unreliable, the security is valued at fair value as determined by the Funds’ Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved and established by the Board. A security that has been fair valued by the Pricing Committee may be classified as Level 2 or 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for identical assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-tier hierarchy of inputs is summarized below:

•	Level 1 - quoted prices in active markets for identical investments;
•	Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or
•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

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100

Notes to Financial Statements (continued)

April 30, 2014 (Unaudited)

A summary of standard inputs is listed below:

Security Type	Standard Inputs
Debt and other fixed-income securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, credit quality, yield, and maturity.
Forward foreign currency contracts	Forward exchange rate quotations.
Swap agreements	Market information pertaining to the underlying reference assets, i.e., credit spreads, credit event probabilities, fair values, forward rates, and volatility measures.

The following is a summary of the inputs used as of April 30, 2014 in valuing the Funds’ investments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Please refer to the Statements of Investments for a detailed breakout of the security types:

	LEVEL 1–Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	LEVEL 3–Significant Unobservable Inputs ($)	Total ($)
Asia Bond Fund
Investments in Securities
Corporate Bonds	–	91,086,099	–	91,086,099
Government Bonds	–	101,377,674	–	101,377,674
Government Agencies	–	8,320,949	–	8,320,949
Repurchase Agreement	–	7,047,000	–	7,047,000
Other Financial Instruments
Assets
Futures Contracts	141,774	–	–	141,774
Forward Foreign Currency Exchange Contracts	–	348,219	–	348,219
Liabilities
Futures Contracts	(3,297)	–	–	(3,297)
Forward Foreign Currency Exchange Contracts	–	(1,377,890)	–	(1,377,890)

	138,477	206,802,051	–	206,940,528

	LEVEL 1–Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	LEVEL 3–Significant Unobservable Inputs ($)	Total ($)
Core Fixed Income Fund
Investments in Securities
Asset-Backed Securities	–	4,694,384	–	4,694,384
Commercial Mortgage-Backed Securities	–	9,829,110	–	9,829,110
Residential Mortgage-Backed Securities	–	3,060,042	–	3,060,042
Corporate Bonds	–	20,787,013	–	20,787,013
Municipal Bonds	–	2,929,977	–	2,929,977
U.S. Agencies	–	21,021,071	–	21,021,071
U.S. Treasuries	–	10,656,599	–	10,656,599
Repurchase Agreement	–	600,000	–	600,000

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101

Notes to Financial Statements (continued)

April 30, 2014 (Unaudited)

	LEVEL 1–Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	LEVEL 3–Significant Unobservable Inputs ($)	Total ($)
Core Fixed Income Fund (continued)
Other Financial Instruments
Assets
Futures Contracts	21,068	–	–	21,068
Liabilities
Futures Contracts	(2,306)	–	–	(2,306)

	18,762	73,578,196	–	73,596,958

	LEVEL 1–Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	LEVEL 3–Significant Unobservable Inputs ($)	Total ($)
Emerging Markets Debt Fund
Investments in Securities
Corporate Bonds	–	2,525,814	–	2,525,814
Government Bonds	–	16,982,730	–	16,982,730
Government Agencies	–	2,188,567	–	2,188,567
Repurchase Agreement	–	2,730,000	–	2,730,000
Other Financial Instruments
Assets
Forward Foreign Currency Exchange Contracts	–	26,131	–	26,131
Liabilities
Forward Foreign Currency Exchange Contracts	–	(77,029)	–	(77,029)

	–	24,376,213	–	24,376,213

	LEVEL 1–Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	LEVEL 3–Significant Unobservable Inputs ($)	Total ($)
Emerging Markets Debt Local Currency Fund
Investments in Securities
Corporate Bonds	–	3,530,577	–	3,530,577
Government Bonds	–	27,118,638	–	27,118,638
Government Agencies	–	3,247,181	–	3,247,181
Repurchase Agreement	–	1,100,000	–	1,100,000
Other Financial Instruments
Assets
Forward Foreign Currency Exchange Contracts	–	251,805	–	251,805
Liabilities
Forward Foreign Currency Exchange Contracts	–	(241,934)	–	(241,934)

	–	35,006,267	–	35,006,267

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102

Notes to Financial Statements (continued)

April 30, 2014 (Unaudited)

	LEVEL 1–Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	LEVEL 3–Significant Unobservable Inputs ($)	Total ($)
Global Fixed Income Fund
Investments in Securities
Asset-Backed Securities	–	190,126	–	190,126
Commercial Mortgage-Backed Securities	–	359,227	–	359,227
Residential Mortgage-Backed Securities	–	331,452	–	331,452
Corporate Bonds	–	10,098,841	–	10,098,841
Municipal Bonds	–	225,660	–	225,660
Government Bonds	–	8,770,590	–	8,770,590
U.S. Agencies	–	1,509,645	–	1,509,645
U.S. Treasuries	–	177,514	–	177,514
Repurchase Agreement	–	207,000	–	207,000
Other Financial Instruments
Assets
Futures Contracts	8,202	–	–	8,202
Forward Foreign Currency Exchange Contracts	–	22,800	–	22,800
Liabilities
Futures Contracts	(1,332)	–	–	(1,332)
Forward Foreign Currency Exchange Contracts	–	(22,847)	–	(22,847)

	6,870	21,870,008	–	21,876,878

	LEVEL 1–Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	LEVEL 3–Significant Unobservable Inputs ($)	Total ($)
High Yield Fund
Investments in Securities
Corporate Bonds	–	10,439,398	–	10,439,398
Other Financial Instruments
Assets
Forward Foreign Currency Exchange Contracts	–	610	–	610

	–	10,440,008	–	10,440,008

	LEVEL 1–Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	LEVEL 3–Significant Unobservable Inputs ($)	Total ($)
Tax-Free Income Fund
Investments in Securities
Municipal Bonds	–	98,487,887	–	98,487,887
Repurchase Agreement	–	1,247,000	–	1,247,000

	–	99,734,887	–	99,734,887

2014 Semi-Annual Report

103

Notes to Financial Statements (continued)

April 30, 2014 (Unaudited)

	LEVEL 1–Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	LEVEL 3–Significant Unobservable Inputs ($)	Total ($)
Ultra-Short Duration Bond Fund
Investments in Securities
Asset-Backed Securities	–	949,420	–	949,420
Corporate Bonds	–	10,630,607	–	10,630,607
U.S. Agencies	–	2,801,043	–	2,801,043
U.S. Treasuries	–	215,114	–	215,114
Other Financial Instruments
Liabilities
Futures Contracts	(2,764)	–	–	(2,764)

	(2,764)	14,596,184	–	14,593,420

Amounts listed as “–” are $0 or round to $0.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing transfers at the end of each period. During the period ended April 30, 2014, there were no transfers between Levels.

For the period ended April 30, 2014, there have been no significant changes to the fair valuation methodologies.

(b)	Repurchase Agreements

The Funds may enter into repurchase agreements under the terms of a Master Repurchase Agreement. It is each Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. Under the Master Repurchase Agreement, if the counterparty defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Funds may be delayed or limited. Repurchase agreements are subject to contractual netting arrangements with the counterparty, Fixed Income Clearing Corp. For additional information on individual repurchase agreements, see the schedules of investments.

(c)	Restricted Securities

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended (the “1933 Act”). Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Funds, but resale of such securities in the U.S. is permitted only in limited circumstances.

(d)	Foreign Currency Translation

Foreign currency amounts are translated into U.S. Dollars at the current rate of exchange as of the Valuation Time to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies within the Statements of Operations.

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service.

(e)	Derivative Financial Instruments

The Funds are authorized to use derivatives to manage currency risk, credit risk, and interest rate risk and to replicate, or use as a substitute for, physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities.

Semi-Annual Report 2014

104

Notes to Financial Statements (continued)

April 30, 2014 (Unaudited)

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to manage a Fund’s currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to the benchmark. The use of forward contracts allows the separation of decision-making between markets and their currencies. The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. Forward contracts’ prices are received daily from an independent pricing provider. When the forward contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statements of Operations. During the period, the Funds used forward contracts for the purposes of efficient portfolio management and managing active currency risk relative to the benchmark, the latter of which involves both hedging currency risk and adding currency risk in excess of underlying bond positions.

While a Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain risks. A Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. Thus, while a Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for a Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent a Fund from achieving a complete hedge, which will expose the Fund to the risk of foreign exchange loss.

Forward contracts are subject to the risk that the counterparties to such contracts may default on their obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force a Fund to cover its purchase or sale commitments, if any, at the market price at the time of the default.

Futures Contracts

Certain Funds may invest in financial futures contracts (“futures contracts”) for the purpose of hedging their existing portfolio securities, or securities that a Fund intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish a Fund’s positions may not exceed 5% of a Fund’s net asset value after taking into account unrealized profits and unrealized losses on any such contract it has entered.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This payment is known as “initial margin”. Subsequent payments, known as “variation margin,” are calculated each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain/(loss) equal to the variation margin is recognized on a daily basis. When the contract expires or is closed, the gain/(loss) is realized and is presented in the Statements of Operations as a net realized gain/(loss) on futures contracts. Futures contracts are valued daily at their last quoted sale price on the exchange on which they are traded.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

During the six month period, futures contracts were used to manage interest rate risk and raise the efficiency of one or more Funds. The Asia Bond Fund used futures contracts specifically to manage interest rate risk in Korea as well as to hedge duration risk with respect to the U.S. Dollar credit portfolio.

There are significant risks associated with a Fund’s use of futures contracts, including the following: (1) the success of a hedging strategy may depend on the ability of a Fund’s investment adviser and/or sub-adviser to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the movement in the price of futures contracts, interest rates and the value/market value of the securities held by a Fund; (3) there may not be a liquid secondary market for a futures contract; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts. In addition, should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

2014 Semi-Annual Report

105

Notes to Financial Statements (continued)

April 30, 2014 (Unaudited)

Swaps

Certain Funds enter into swaps to efficiently gain or hedge interest rate or currency risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset or notional principal amount. A Fund will enter into swaps only on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the difference between the two payments. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by a Fund, and/or the termination value at the end of the contract. Therefore, a Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. A Fund records unrealized gains/(losses) on a daily basis representing the value and the current net receivable or payable relating to open swap contracts. Net amounts received or paid on the swap contract are recorded as realized gains/(losses). Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swap contracts. Realized gains/(losses) from terminated swaps are included in net realized gains/(losses) on swap contracts transactions.

Certain Funds are a party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter derivative and foreign exchange contracts, entered into by certain Funds and the counterparty. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable ISDA Master Agreement. To the extent a Fund engages in transactions under these agreements, it is subject to counterparty risk, which is described with respect to swaps both above and below.

Effective June 10, 2013, certain swaps, including interest rate swaps, must be cleared pursuant to U.S. Commodity Futures Trading Commission (“CFTC”) regulations. As a result, interest rate swaps entered into by a Fund after June 10, 2013 can no longer be traded over-the-counter and became subject to various regulations and rules of the CFTC.

Credit Default Swaps

A credit default swap is a credit derivative contract between two counterparties. The buyer makes periodic payments to the seller, and in return receives protection if an underlying financial instrument defaults. A Fund might use credit default swap contracts to limit or to reduce risk exposure of the Fund to defaults of corporate and sovereign issuers (i.e., to reduce risk when the Fund owns or has exposure to such issuers). A Fund also might use credit default swap contracts to create direct or synthetic short or long exposure to domestic or foreign corporate debt securities or certain sovereign debt securities to which the Fund is not otherwise exposed. As the seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default (or similar event) occurs. If no event of default (or similar event) occurs, a Fund would keep the stream of payments and would have no payment of obligations. As the seller in a credit default swap contract, a Fund effectively would add economic leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap. As the purchaser in a credit default swap contract, a Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment might expire worthless. It also would involve credit risk that the seller may fail to satisfy its payment obligations to a Fund in the event of a default (or similar event). As the purchaser in a credit default swap contract, a Fund’s investment would generate income only in the event of an actual default (or similar event) by the issuer of the underlying obligation. During the six months, credit default swaps were used in the High Yield Fund to adjust its exposure to the high yield bond sector and/or sell/buy protection on the credit risk of individual issuers. Credit default swaps were also used as a substitute for purchasing or selling securities or for non-hedging purposes to seek to enhance potential gains.

Interest Rate Swaps

Certain Funds may invest in interest rate swap contracts. A Fund uses interest rate swap contracts to manage its exposure to interest rates. Interest rate swap contracts typically represent the exchange between a Fund and a counterparty of respective commitments to make variable rate and fixed rate payments with respect to a notional amount of principal. Swap contracts may have a term of one to ten years, but typically require periodic interim settlement in cash, at which time the specified value of the variable interest rate is reset for the next settlement period. During the period that the swap contract is open, the contract is marked-to-market as the net amount due to or from a Fund in accordance with the terms of the contract based on the closing level of the relevant index or security and interest accrual through the valuation date. Changes in the value of swap contracts are recorded as unrealized gains or losses. Periodic cash settlements on interest rate swaps are recorded as realized gains or losses.

Semi-Annual Report 2014

106

Notes to Financial Statements (continued)

April 30, 2014 (Unaudited)

Entering into a swap contract involves, to varying degrees, elements of credit, market and interest rate risk in excess of the amounts reported on the Statement of Assets and Liabilities. Notional principal amounts are used to express the extent of involvement in the transactions, but are not delivered under the contracts. Accordingly, credit risk is limited to any amounts receivable from the counterparty. To reduce credit risk from potential counterparty default, a Fund enters into swap contracts with counterparties whose creditworthiness has been approved by the Board. A Fund bears the interest rate and market risk arising from any change in index or security values or interest rates. During the six months, there was no interest rate swap activity. More specifically, this involves hedging or adding to duration while potentially reducing the need to transact in large bond trades.

Summary of Derivative Instruments

Certain Funds may use derivatives for various purposes as noted above. The following is a summary of the fair value of Derivative Instruments, not accounted for as hedging instruments, as of April 30, 2014:

Asia Bond Fund	Asset Derivatives		Liability Derivatives
	Period Ended April 30, 2014		Period Ended April 30, 2014
Derivatives not accounted for as hedging instruments and risk exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Forward foreign exchange contracts
(foreign exchange risk)	Unrealized appreciation on forward currency exchange contracts	$348,219	Unrealized depreciation on forward currency exchange contracts	$1,377,890
Futures contracts
(interest rate risk)*	Unrealized appreciation on futures contracts	$141,774	Unrealized depreciation on futures contracts	$3,297
Total		$489,993		$1,381,187

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Asia Bond Fund has transactions that may be subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statements of Assets and Liabilities to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:

Financial Assets, Derivative Assets and Collateral Held by Counterparty as of April 30, 2014:

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amounts of Assets Presented in Statement of Financial Position	Financial Instruments	Collateral Received (1)	Net Amount
Credit Suisse – Forward foreign currency contracts (2)	$65,769	$(65,769)	$–	$–
Deutsche Bank – Forward foreign currency contracts (2)	63,228	(63,228)	–	–
Goldman Sachs – Forward foreign currency contracts (2)	70,935	(64,994)	–	5,941
HSBC – Forward foreign currency contracts (2)	22,164	(22,164)	–	–
Royal Bank of Canada – Forward foreign currency contracts (2)	21,453	(12,598)	–	8,855
Standard Chartered Bank – Forward foreign currency contracts (2)	17,655	(17,655)	–	–
State Street – Forward foreign currency contracts (2)	70,370	(66,530)	–	3,840
UBS – Forward foreign currency contracts (2)	16,635	(16,635)	–	–
UBS – Futures (2)	141,774	(3,297)	(138,477)	–
	$489,983	$(332,870)	$(138,477)	$18,636

2014 Semi-Annual Report

107

Notes to Financial Statements (continued)

April 30, 2014 (Unaudited)

Financial Liabilities, Derivative Liabilities and Collateral Pledged by Counterparty as of April 30, 2014:

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amounts of Liabilities Presented in Statement of Financial Position	Financial Instruments	Collateral Pledged (1)	Net Amount
Credit Suisse - Forward foreign currency contracts (2)	$391,141	$(65,769)	$–	$325,372
Deutsche Bank - Forward foreign currency contracts (2)	449,242	(63,228)	–	386,014
Goldman Sachs - Forward foreign currency contracts (2)	64,994	(64,994)	–	–
HSBC - Forward foreign currency contracts (2)	177,713	(22,164)	–	155,549
Royal Bank of Canada - Forward foreign currency contracts (2)	12,598	(12,598)	–	–
Standard Chartered Bank - Forward foreign currency contracts (2)	118,630	(17,665)	–	100,965
State Street - Forward foreign currency contracts (2)	66,530	(66,530)	–	–
UBS - Forward foreign currency contracts (2)	97,042	(16,635)	(60,000)	20,407
UBS - Futures (2)	3,297	(3,297)	–	–
	$1,381,187	$(332,880)	$(60,000)	$988,307

(1)	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
(2)	Includes financial instrument (forwards and futures) which are not subject to master netting arrangement, or other another similar arrangement.

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended April 30, 2014:

Derivatives not accounted for as hedging instruments under Statement 133 (a)	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ Depreciation on Derivatives

	Realized/Unrealized Gain/(Loss) from Investments, Futures Contracts and Foreign Currency Transactions
Forward foreign exchange contracts
(foreign exchange risk)		$(432,114)	$(773,434)
Futures contracts
(interest rate risk)		$(1,085,681)	$1,108,627
Total		$(1,517,795)	$335,193

Core Fixed Income Fund	Asset Derivatives		Liability Derivatives
	Period Ended April 30, 2014		Period Ended April 30, 2014
Derivatives not accounted for as hedging instruments and risk exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts
(interest rate risk)*	Unrealized appreciation on futures contracts	$21,068	Unrealized depreciation on futures contracts	$2,306
Total		$21,068		$2,306

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Semi-Annual Report 2014

108

Notes to Financial Statements (continued)

April 30, 2014 (Unaudited)

The Core Fixed Income Fund has transactions that may be subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statements of Assets and Liabilities to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:

Financial Assets, Derivative Assets and Collateral Held by Counterparty as of April 30, 2014:

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amounts of Assets Presented in Statement of Financial Position	Financial Instruments	Collateral Received (1)	Net Amount
UBS – Futures (2)	$21,068	$(21,068)	$–	$–

Financial Liabilities, Derivative Liabilities and Collateral Pledged by Counterparty as of April 30, 2014:

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amounts of Liabilities Presented in Statement of Financial Position	Financial Instruments	Collateral Pledged (1)	Net Amount
UBS – Futures (2)	$2,306	$(2,306)	$–	$–

(1)	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
(2)	Includes financial instrument (futures) which are not subject to master netting arrangement, or other another similar arrangement.

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended April 30, 2014:

Derivatives not accounted for as hedging instruments under Statement 133 (a)	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ Depreciation on Derivatives

	Realized/Unrealized Gain/(Loss) from Investments, Futures Contracts and Foreign Currency Transactions
Futures contracts
(interest rate risk)		$8,678	$31,566
Total		$8,678	$31,566

Emerging Markets Debt Fund	Asset Derivatives		Liability Derivatives
	Period Ended April 30, 2014		Period Ended April 30, 2014
Derivatives not accounted for as hedging instruments and risk exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Forward foreign exchange contracts
(foreign exchange risk)	Unrealized appreciation on forward currency exchange contracts	$26,131	Unrealized depreciation on forward currency exchange contracts	$77,029
Total		$26,131		$77,029

2014 Semi-Annual Report

109

Notes to Financial Statements (continued)

April 30, 2014 (Unaudited)

The Emerging Markets Debt Fund has transactions that may be subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statements of Assets and Liabilities to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:

Financial Assets, Derivative Assets and Collateral Held by Counterparty as of April 30, 2014:

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amounts of Assets Presented in Statement of Financial Position	Financial Instruments	Collateral Received (1)	Net Amount
Barclays Bank – Forward foreign currency contracts (2)	$4,461	$–	$–	$4,461
Citibank – Forward foreign currency contracts (2)	8,610	(8,610)	–	–
Goldman Sachs – Forward foreign currency contracts (2)	–	–	–	–
HSBC – Forward foreign currency contracts (2)	12,561	(9,945)	–	2,616
JPMorgan Chase – Forward foreign currency contracts (2)	499	(499)	–	–
	$26,131	$(19,054)	$–	$7,077

Financial Liabilities, Derivative Liabilities and Collateral Pledged by Counterparty as of April 30, 2014:

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amounts of Liabilities Presented in Statement of Financial Position	Financial Instruments	Collateral Pledged (1)	Net Amount
Barclays Bank – Forward foreign currency contracts (2)	$–	$–	$–	$–
Citibank – Forward foreign currency contracts (2)	54,514	(8,610)	–	45,904
Goldman Sachs – Forward foreign currency contracts (2)	1,360	–	–	1,360
HSBC – Forward foreign currency contracts (2)	9,945	(9,945)	–	–
JPMorgan Chase – Forward foreign currency contracts (2)	11,210	(499)	–	10,711
	$77,029	$(19,054)	$–	$57,975

(1)	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
(2)	Includes financial instrument (forwards) which are not subject to master netting arrangement, or other another similar arrangement.

Semi-Annual Report 2014

110

Notes to Financial Statements (continued)

April 30, 2014 (Unaudited)

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended April 30, 2014:

Derivatives not accounted for as hedging instruments under Statement 133 (a)	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ Depreciation on Derivatives

	Realized/Unrealized Gain/(Loss) from Investments, Futures Contracts and Foreign Currency Transactions
Forward foreign exchange contracts
(foreign exchange risk)		$43,175	$(38,256)
Total		$43,175	$(38,256)

Emerging Markets Debt Local Currency Fund	Asset Derivatives		Liability Derivatives
	Period Ended April 30, 2014		Period Ended April 30, 2014
Derivatives not accounted for as hedging instruments and risk exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Forward foreign exchange contracts
(foreign exchange risk)	Unrealized appreciation on forward currency exchange contracts	$251,805	Unrealized depreciation on forward currency exchange contracts	$241,934
Total		$251,805		$241,934

The Emerging Markets Debt Local Currency Fund has transactions that may be subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statements of Assets and Liabilities to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:

Financial Assets, Derivative Assets and Collateral Held by Counterparty as of April 30, 2014:

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amounts of Assets Presented in Statement of Financial Position	Financial Instruments	Collateral Received (1)	Net Amount
Barclays Bank – Forward foreign currency contracts (2)	$798	$(798)	$–	$–
Citibank – Forward foreign currency contracts (2)	53,127	(53,127)	–	–
Goldman Sachs – Forward foreign currency contracts (2)	50,222	(725)	–	49,497
HSBC – Forward foreign currency contracts (2)	99,306	(77,041)	–	22,265
JPMorgan Chase – Forward foreign currency contracts (2)	3,416	(3,416)	–	–
UBS – Forward foreign currency contracts (2)	44,936	(14,684)	–	30,252
	$251,805	$(149,791)	$–	$102,014

2014 Semi-Annual Report

111

Notes to Financial Statements (continued)

April 30, 2014 (Unaudited)

Financial Liabilities, Derivative Liabilities and Collateral Pledged by Counterparty as of April 30, 2014:

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amounts of Liabilities Presented in Statement of Financial Position	Financial Instruments	Collateral Pledged (1)	Net Amount
Barclays Bank – Forward foreign currency contracts (2)	$3,561	$(798)	$–	$2,763
Citibank – Forward foreign currency contracts (2)	128,832	(53,127)	–	75,705
Goldman Sachs – Forward foreign currency contracts (2)	725	(725)	–	–
HSBC – Forward foreign currency contracts (2)	77,041	(77,041)	–	–
JPMorgan Chase – Forward foreign currency contracts (2)	17,091	(3,416)	–	13,675
UBS – Forward foreign currency contracts (2)	14,684	(14,684)	–	–
	$241,934	$(149,791)	$–	$92,143

(1)	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
(2)	Includes financial instrument (forwards) which are not subject to master netting arrangement, or other another similar arrangement.

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended April 30, 2014:

Derivatives not accounted for as hedging instruments under Statement 133 (a)	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ Depreciation on Derivatives

	Realized/Unrealized Gain/(Loss) from Investments, Futures Contracts and Foreign Currency Transactions
Forward foreign exchange contracts
(foreign exchange risk)		$293,516	$(251,683)
Total		$293,516	$(251,683)

Global Fixed Income Fund	Asset Derivatives		Liability Derivatives
	Period Ended April 30, 2014		Period Ended April 30, 2014
Derivatives not accounted for as hedging instruments and risk exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Forward foreign exchange contracts
(foreign exchange risk)	Unrealized appreciation on forward currency exchange contracts	$22,800	Unrealized depreciation on forward currency exchange contracts	$22,847
Futures contracts
(interest rate risk)*	Unrealized appreciation on futures contracts	$8,202	Unrealized depreciation on futures contracts	$1,332
Total		$31,002		$24,179

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Semi-Annual Report 2014

112

Notes to Financial Statements (continued)

April 30, 2014 (Unaudited)

The Global Fixed Income Fund has transactions that may be subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statements of Assets and Liabilities to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:

Financial Assets, Derivative Assets and Collateral Held by Counterparty as of April 30, 2014:

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amounts of Assets Presented in Statement of Financial Position	Financial Instruments	Collateral Received (1)	Net Amount
Barclays Bank – Forward foreign currency contracts (2)	$1,041	$(324)	$–	$717
Citibank – Forward foreign currency contracts (2)	365	–	–	365
Deutsche Bank AG – Forward foreign currency contracts (2)	184	–	–	184
Goldman Sachs – Forward foreign currency contracts (2)	–	–	–	–
JPMorgan Chase Bank N.A. – Futures (2)	8,202	(8,202)	–	–
Royal Bank of Canada – Forward foreign currency contracts (2)	11,070	(7,359)	–	3,711
Royal Bank of Scotland plc – Forward foreign currency contracts (2)	9,211	–	–	9,211
UBS – Forward foreign currency contracts (2)	929	(929)	–	–
	$31,002	$(16,814)	$–	$14,188

Financial Liabilities, Derivative Liabilities and Collateral Pledged by Counterparty as of April 30, 2014:

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amounts of Liabilities Presented in Statement of Financial Position	Financial Instruments	Collateral Pledged (1)	Net Amount
Barclays Bank – Forward foreign currency contracts (2)	$324	$(324)	$–	$–
Citibank – Forward foreign currency contracts (2)	–	–	–	–
Deutsche Bank AG – Forward foreign currency contracts (2)	–	–	–	–
Goldman Sachs – Forward foreign currency contracts (2)	101	–	–	101
JPMorgan Chase Bank N.A. – Futures (2)	1,332	(1,332)	–	–
Royal Bank of Canada – Forward foreign currency contracts (2)	7,359	(7,359)	–	–
Royal Bank of Scotland plc – Forward foreign currency contracts (2)	–	–	–	–
UBS – Forward foreign currency contracts (2)	$15,063	(929)	$–	$14,134
	$24,179	$(9,944)	$–	$14,235

(1)	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
(2)	Includes financial instrument (forwards and futures) which are not subject to master netting arrangement, or other another similar arrangement.

2014 Semi-Annual Report

113

Notes to Financial Statements (continued)

April 30, 2014 (Unaudited)

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended April 30, 2014:

Derivatives not accounted for as hedging instruments under Statement 133 (a)	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ Depreciation on Derivatives

	Realized/Unrealized Gain/(Loss) from Investments, Futures Contracts and Foreign Currency Transactions
Forward foreign exchange contracts
(foreign exchange risk)		$(18,527)	$(15,821)
Futures contracts
(interest rate risk)		$(6,307)	$25,739
Total		$(24,834)	$9,918

High Yield Fund	Asset Derivatives		Liability Derivatives
	Period Ended April 30, 2014		Period Ended April 30, 2014
Derivatives not accounted for as hedging instruments and risk exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Forward foreign exchange contracts
(foreign exchange risk)	Unrealized appreciation on forward currency exchange contracts	$610	Unrealized depreciation on forward currency exchange contracts	$–
Total		$610		$–

The High Yield Fund has transactions that may be subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statements of Assets and Liabilities to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:

Financial Assets, Derivative Assets and Collateral Held by Counterparty as of April 30, 2014:

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amounts of Assets Presented in Statement of Financial Position	Financial Instruments	Collateral Received (1)	Net Amount
UBS – Forward foreign currency contracts (2)	$610	$–	$–	$610

Semi-Annual Report 2014

114

Notes to Financial Statements (continued)

April 30, 2014 (Unaudited)

Financial Liabilities, Derivative Liabilities and Collateral Pledged by Counterparty as of April 30, 2014:

Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amounts of Liabilities Presented in Statement of Financial Position	Financial Instruments	Collateral Received (1)	Net Amount
UBS – Forward foreign currency contracts (2)	$–	$–	$–	$–
(1)	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
(2)	Includes financial instrument (forwards) which are not subject to master netting arrangement, or other another similar arrangement.

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended April 30, 2014:

Derivatives not accounted for as hedging instruments under Statement 133 (a)	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ Depreciation on Derivatives

	Realized/Unrealized Gain/(Loss) from Investments, Futures Contracts and Foreign Currency Transactions
Credit default swaps
(credit risk)		$(44,013)	$36,913
Forward foreign exchange contracts
(foreign exchange risk)		$(770)	$181
Total		$(44,783)	$37,094

Ultra-Short Duration Bond Fund	Asset Derivatives		Liability Derivatives
	Period Ended April 30, 2014		Period Ended April 30, 2014
Derivatives not accounted for as hedging instruments and risk exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts
(interest rate risk)*	Unrealized appreciation on futures contracts	$–	Unrealized depreciation on futures contracts	$2,764
Total		$–		$2,764

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

2014 Semi-Annual Report

115

Notes to Financial Statements (continued)

April 30, 2014 (Unaudited)

The Ultra-Short Duration Bond Fund has transactions that may be subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statements of Assets and Liabilities to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:

Financial Assets, Derivative Assets and Collateral Held by Counterparty as of April 30, 2014:

Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amounts of Assets Presented in Statement of Financial Position	Financial Instruments	Collateral Received (1)	Net Amount
UBS – Futures (2)	$–	$–	$–	$–

Financial Liabilities, Derivative Liabilities and Collateral Pledged as of April 30, 2014:

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amounts of Liabilities Presented in Statement of Financial Position	Financial Instruments	Collateral Pledged (1)	Net Amount
UBS – Futures (2)	$2,764	$(2,764)	$–	$–

(1)	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
(2)	Includes financial instrument (futures) which are not subject to master netting arrangement, or other another similar arrangement.

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended April 30, 2014:

Derivatives not accounted for as hedging instruments under Statement 133 (a)	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ Depreciation on Derivatives

	Realized/Unrealized Gain/(Loss) from Investments, Futures Contracts and Foreign Currency Transactions
Futures contracts
(interest rate risk)		$(2,529)	$(2,764)
Total		$(2,529)	$(2,764)

The Funds value derivatives at fair value, as described in this note, and recognize changes in fair value currently in the results of operations. Accordingly, the Funds do not follow hedge accounting even for derivatives employed as economic hedges.

For the Asia Bond Fund, information about futures contracts reflected as of the date of this report is generally indicative of the type of activity for the six months ended April 30, 2014. The volume of futures contracts varied throughout the period. The quarterly weighted average contracts and notional values were as follows:

Quarter	Weighted Average Contracts	Weighted Average Notional Value
1st Quarter	(336)	$(36,133,333)
2nd Quarter	(358)	(36,533,333)

Semi-Annual Report 2014

116

Notes to Financial Statements (continued)

April 30, 2014 (Unaudited)

Information about forward currency contracts reflected as of the date of this report indicative of the type of activity for the month ended April 30, 2014. The Asia Bond Fund sold out of its Japanese Yen forward contracts in February 2014 then began investing again in April 2014. In February 2014, the Fund sold out of all British Pound forward contracts. The volume of forward contracts varied throughout the period with an average notional value of $181,780,000. The quarterly average notional values for the Fund’s forward contracts were as follows:

Quarter	Weighted Average Notional Value
1st Quarter	$179,228,333
2nd Quarter	184,331,667

For the Core Fixed Income Fund, information about futures contracts is reflective of the type and activity of future contracts held during last two months ended April 30, 2014. In December 2013, January 2014 and March 2014, the Fund entered into 5-year U.S. Treasury Bill, 10-year U.S. Treasury Bill and 2-year U.S. Treasury Note futures contracts, respectively. The quarterly weighted average contracts and notional values were as follows:

Quarter	Weighted Average Contracts	Weighted Average Notional Value
1st Quarter	(8)	$(833,333)
2nd Quarter	(17)	(3,100,000)

For the Emerging Markets Debt Fund, information about forwards contracts reflected as of the date of this report is generally indicative of the type of forwards held during the two months ended April 30, 2014. The Fund sold out of all forward contracts in South Korean Won and Malaysian Ringgit in December 2013. In March 2014, the Fund began investing in Colombian Peso and South African Rand forward contracts. The volume of forward contracts varied throughout the period with an average notional value of $2,848,834. The quarterly weighted average notional values were as follows:

Quarter	Weighted Average Notional Value
1st Quarter	$2,663,693
2nd Quarter	3,033,975

For the Emerging Markets Debt Local Currency Fund, information about forwards contracts reflected as of the date of this report is generally indicative of the type of forwards held during the month ended April 30, 2014. In December 2013, the Fund sold out of all South Korean Won forward contracts. The Fund began investing in Colombia Peso and Nigerian Naira forward contracts in March 2014 and April 2014, respectively. The volume of forward contracts varied throughout the period with an average notional value of $24,539,829. The quarterly weighted average notional values were as follows:

Quarter	Weighted Average Notional Value
1st Quarter	$24,869,106
2nd Quarter	24,210,553

For the Global Fixed Income Fund, information about futures contracts reflected as of the date of this report is generally indicative of the type of activity for the month ended April 30, 2014. In prior months, the Fund held positions in German Euro Bobl, German Euro Schatz, and U.S. Long Treasury Bond futures contracts. The volume of activity decreased in March 2014. The quarterly weighted average contracts and notional values were as follows:

Quarter	Weighted Average Contracts	Weighted Average Notional Value
1st Quarter	(15)	$(1,609,413)
2nd Quarter	(5)	(614,533)

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117

Notes to Financial Statements (continued)

April 30, 2014 (Unaudited)

Information about forwards contracts reflected as of the date of this report is generally indicative of the type of forwards held during the two months ended April 30, 2014. In January 2014, the Global Fixed Income Fund sold out of all Danish Kroner forward contracts. The Fund began investing in Chinese Yuan (Renminbi) forward contracts in March 2014. The volume of forward contracts varied throughout the period with an average notional value of $6,032,152. The quarterly weighted average notional values were as follows:

Quarter	Weighted Average Notional Value
1st Quarter	$6,095,716
2nd Quarter	5,968,589

For the High Yield Fund, information about forwards contracts reflected as of the date of this report is generally indicative of the type of forward contracts held during the period ended April 30, 2014. In January 2014, the Fund decreased its position in Canadian Dollar forward contracts. The average notional value for the period was $338,293. The quarterly weighted average notional values were as follows:

Quarter	Weighted Average Notional Value
1st Quarter	$423,801
2nd Quarter	252,786

The High Yield Fund held credit default swaps for the first five months of the period ended April 30, 2014. The volume of credit default swaps decreased each month beginning in January 2014 as the Fund began liquidated its holdings. The Fund sold out of all credit default swaps in April 2014. The quarterly weighted average notional values were as follows:

Quarter	Weighted Average Notional Value
1st Quarter	$1,333,333
2nd Quarter	333,333

For the Ultra-Short Duration Bond Fund, information about futures contracts reflected as of the date of this report is generally indicative of the type of activity for the two months ended April 30, 2014. The fund began investing in 2-year U.S. Treasury Note and 90-day Euro futures contracts in January 2014 and March 2014, respectively. The quarterly weighted average contracts and notional values were as follows:

Quarter	Weighted Average Contracts	Weighted Average Notional Value
1st Quarter	(4)	$(800,000)
2nd Quarter	(8)	(1,666,667)

(f)	Credit-Linked Notes

The Asia Bond Fund invests in credit-linked securities, which are unstructured, unleveraged pass-through vehicles to an underlying security denominated in a local currency, used for the purposes of efficiently managing access to the market and interest rate risk. For instance, the Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par value (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is also expected that the securities will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Semi-Annual Report 2014

118

Notes to Financial Statements (continued)

April 30, 2014 (Unaudited)

(g)	Mortgage Dollar Rolls

Certain Funds may invest in mortgage dollar rolls. Mortgage dollar rolls are arrangements in which the Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar (same type, coupon, and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the mortgage-backed securities. The Fund could potentially receive gains on the difference between the current sales price and the lower price for the future purchase as well as any interest earned on the proceeds of the initial sale. At the time the Fund enters into a mortgage dollar roll, it would set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Depending on whether the segregated assets are cash equivalent or some other type of security, entering into mortgage dollar rolls may subject the Fund to additional interest rate sensitivity. For accounting purposes, any gain or loss is considered unrealized until the roll reaches completion. Mortgage dollar roll investments entail risks related to the potential inability of counterparties to complete the transaction, which may be heightened because of the delayed payment date.

(h)	Security Transactions, Investment Income and Expenses

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as a Fund is informed after the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the relevant Funds based on net assets. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses to a class is based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

(i)	Distributions

Distributions from net investment income, if any, are declared and paid quarterly for the Asia Bond Fund, the Emerging Markets Debt Fund, the Emerging Markets Debt Local Currency Fund and the Global Fixed Income Fund. Distributions from net investment income are declared and paid monthly for the High Yield Fund. Distributions from net investment income are declared daily and paid monthly for the Core Fixed Income Fund, the Tax-Free Income Fund and the Ultra-Short Duration Bond Fund. The Funds will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies and loss deferrals.

(j)	Federal Income Taxes

Each Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Funds from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Funds’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2013 are subject to such review.

3. Agreements and Transactions with Affiliates

(a)	Investment Adviser

Under the Investment Advisory Agreement with the Trust, Aberdeen Asset Management Inc. (“Aberdeen” or the “Adviser”) manages the Funds in accordance with the policies and procedures established by the Board.

For services provided under the terms of the current Investment Advisory Agreement, each Fund pays the Adviser an annual management fee paid monthly based on that Fund’s average daily net assets according to the following schedule:

Fund	Fee Schedule
Asia Bond Fund	On all assets	0.500%
Core Fixed Income Fund	Up to $2 billion	0.300%
	$2 billion up to $5 billion	0.275%
	On $5 billion and more	0.250%

2014 Semi-Annual Report

119

Notes to Financial Statements (continued)

April 30, 2014 (Unaudited)

Fund	Fee Schedule
Emerging Markets Debt Fund	Up to $500 million	0.750%
	On $500 million and more	0.700%
Emerging Markets Debt Local Currency Fund	Up to $500 million	0.800%
	On $500 million and more	0.750%
Global Fixed Income Fund	Up to $500 million	0.600%
	$500 million up to $1 billion	0.550%
	On $1 billion and more	0.500%
High Yield Fund	Up to $500 million	0.600%
	$500 million and more	0.550%
Tax-Free Income Fund	Up to $250 million	0.425%
	$250 million up to $1 billion	0.375%
	On $1 billion and more	0.355%
Ultra-Short Duration Bond Fund	On all assets	0.200%

The Adviser has engaged the services of affiliates Aberdeen Asset Management Asia Limited (“AAMAL”) and Aberdeen Asset Managers Limited (“AAML”) as subadvisers (the “Subadvisers”) pursuant to subadvisory agreements. Subadvisers manage a portion of certain Funds’ investments and have the responsibility for making all investment decisions for the portion of a Fund’s assets they manage. Pursuant to the subadvisory agreements, the Adviser pays fees to the Subadvisers, if any. For the six months ended April 30, 2014, the Adviser paid the following amounts to the following Subadvisers:

Fund	Subadviser	Amount
Asia Bond Fund	AAMAL	$357,817
Emerging Markets Debt Fund	AAML	26,316
Emerging Markets Debt Local Currency Fund	AAML	128,625
Global Fixed Income Fund	AAML	42,782

The Trust and Aberdeen have entered into a written contract (“Expense Limitation Agreement”) limiting operating expenses for all Classes of the Funds from exceeding the amounts listed below. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees and extraordinary expenses. This contract is in effect at least through February 28, 2015 or the effective date of the 2015 annual update to the registration statement, whichever occurs first.

Fund	Limit
Asia Bond Fund	0.70%
Core Fixed Income Fund	0.50%
Emerging Markets Debt Fund	0.90%
Emerging Markets Debt Local Currency Fund	0.90%
Global Fixed Income Fund	0.85%
High Yield Fund	0.80%
Tax-Free Income Fund	0.62%
Ultra-Short Duration Bond Fund	0.40%

Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Funds was made. However, no reimbursement will be made unless:

(i) the Fund’s assets exceed $100 million;

(ii) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and

(iii) the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement Requirements”).

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120

Notes to Financial Statements (continued)

April 30, 2014 (Unaudited)

For fees waived after March 1, 2011, no reimbursement will be made unless:

(i) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and

(ii) the payment of such reimbusement is approved by the Board on a quarterly basis (the “Reimbursement requirements”).

If the Board approves any changes in the waiver terms or limitations, reimbursements are only permitted to the extent that the terms of the Expense Limitation Agreement in effect at the time of the waiver are met at the time that reimbursement is approved. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

As of April 30, 2014, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements for each Fund, based on expenses reimbursed by Aberdeen would be:

Fund	Amount Fiscal Year 2011 (Expires 10/31/14)	Amount Fiscal Year 2012 (Expires 10/31/15)	Amount Fiscal Year 2013 (Expires 10/31/16)	Amount Six Months Ended April 30, 2014 (Expires 4/30/17)	Total*
Asia Bond Fund	$51,292	$202,438	$329,370	$146,127	$729,227
Core Fixed Income Fund	51,137	105,988	159,461	73,719	390,305
Emerging Markets Debt Fund	–	–	141,054	67,433	208,487
Emerging Markets Debt Local Currency Fund	93,266	269,869	188,513	92,469	644,117
Global Fixed Income Fund	35,862	96,679	128,477	64,174	325,192
High Yield Fund	–	101,197	140,020	49,977	291,194
Tax-Free Income Fund	–	–	111,413	63,731	175,144
Ultra-Short Duration Bond Fund	43,453	133,723	93,213	42,544	312,933

*	Amounts reported are due to expire throughout the respective 3-year expiration period presented above.

Amounts listed as “–” are $0 or round to $0.

In accordance with the Funds’ Expense Limitation Agreement and criteria, as described above, the Adviser did not recapture any expenses for which they previously reimbursed the Funds. Accordingly, at April 30, 2014, the Funds did not have liabilities payable to the Adviser for recapture of previously reimbursed expenses.

(b)	Fund Administration

Under the terms of the Fund Administration Agreement in effect during the period, Aberdeen provides various administrative and accounting services, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Board. For services provided pursuant to the Fund Administration Agreement, the Funds pay Aberdeen a combined annual fee of 0.08% based on the Trust’s average daily net assets. The fee is then allocated proportionately among all funds within the Trust (including the Funds) in relation to the average daily net assets of each fund. This asset-based fee is subject to a per fund annual minimum fee.

(c)	Distributor

The Trust and Aberdeen Fund Distributors, LLC (the “Distributor” or “AFD”) are parties to the current Underwriting Agreement (the “Underwriting Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares.

The Trust has adopted a Distribution Plan (the “Plan”) under Rule 12b-1 of the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate AFD, as the Funds’ Distributor, for expenses associated with the distribution of certain classes of shares of the Funds of the Trust. Although actual distribution expenses may be more or less, under the Plan, the Funds of the Trust pay the Distributor an annual fee in an amount that will not exceed the following amounts:

Fund	Class A Shares	Class C Shares (a)	Class R Shares (a)
Asia Bond Fund	0.25%	1.00%	0.50%
Core Fixed Income Fund	0.25%	1.00%	0.50%
Emerging Markets Debt Fund	0.25%	1.00%	0.50%
Emerging Markets Debt Local Currency Fund	0.25%	1.00%	0.50%
Global Fixed Income Fund	0.25%	1.00%	0.50%

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121

Notes to Financial Statements (continued)

April 30, 2014 (Unaudited)

Fund	Class A Shares	Class C Shares (a)	Class R Shares (a)
High Yield Fund	0.25%	1.00%	0.50%
Tax-Free Income Fund	0.25%	1.00%	0.50%
Ultra-Short Duration Bond Fund	0.25%	1.00%	0.50%

(a)	0.25% of which is service fees.

The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

Pursuant to the current Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges (“CDSCs”) of 1% imposed on certain redemptions of Class C (and up to 1% for certain Class A) shares.

In addition, the Distributor will re-allow to dealers 3.75% of sales charges on Class A shares of the Funds, which have a maximum front-end sales charge of 4.25%, and the Distributor or Adviser may compensate broker dealers or financial intermediaries for sales of Class C shares from its own resources at the rate of 1.00% of sales on sales of Class C Shares, which have a maximum CDSC of 1.00%, (on the deferred sales charge assessed on sales within one year of purchase). For the six months ended April 30, 2014, AFD retained commissions of $250 from front-end sales charges of Class A shares and $624 from CDSC fees from Class C (and certain Class A) shares of the Funds.

Under the terms of the current Administrative Services Plan, a series of the Trust is permitted to enter into Servicing Agreements with servicing organizations, such as broker-dealers, and financial institutions, which agree to provide certain administrative support services in connection with the Class A, Class R and Institutional Service Class shares of the series of the Trust (as applicable). These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class A, Class R and Institutional Service Class shares of each of the Funds (as applicable). The amount of expenses incurred under the terms of the Administrative Services Plan during the six months ended April 30, 2014 were as follows:

Fund	Amount
Asia Bond Fund	$12,815
Core Fixed Income Fund	440
Emerging Markets Debt Fund	–
Emerging Markets Debt Local Currency Fund	3,116
Global Fixed Income Fund	16,170
High Yield Fund	107
Tax-Free Income Fund	–
Ultra-Short Duration Bond Fund	–

Amounts listed as “–” are $0 or round to $0.

4. Short-Term Trading Fees

Prior to February 28, 2014, the Funds, except the Ultra-Short Duration Bond Fund, assesed a 2.00% redemption fee on all classes of shares that were sold or exchanged within a specified period following purchase (within 15 calendar days for the Core Fixed Income Fund, the Emerging Markets Debt Fund, the Emerging Markets Debt Local Currency Fund and the High Yield Fund, within 30 calendar days for the Asia Bond Fund and the Global Fixed Income Fund and within 7 calendar days for the Tax-Free Income Fund). The redemption fee, if any, was paid directly to the applicable Fund and was designed to offset brokerage commissions and other trading costs, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applied, the shares that were held the longest were redeemed first. This redemption fee was in addition to any CDSCs that were applicable at the time of sale. The redemption fee did not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that could not implement the redemption fee. The fee did not apply to shares purchased through reinvested dividends or capital gains.

Semi-Annual Report 2014

122

Notes to Financial Statements (continued)

April 30, 2014 (Unaudited)

For the six months ended April 30, 2014, the Funds had the following contributions to capital due to collection of redemption fees:

Fund	Class A Shares	Class C Shares	Class R Shares	Institutional Service Class Shares	Institutional Class Shares
Asia Bond Fund	$1	$–	$–	$3	$68
Core Fixed Income Fund	–	–	–	–	–
Emerging Markets Debt Fund	–	–	–	–	–
Emerging Markets Debt Local Currency Fund	–	–	–	–	–
Global Fixed Income Fund	1	–	–	10	1
High Yield Fund	–	–	–	–	–
Tax-Free Income Fund	–	–	–	–	–
Ultra-Short Duration Bond Fund	–	–	–	–	–

Amounts listed as “–” are $0 or round to $0.

For the year ended October 31, 2013, the Funds had the following contributions to capital due to collection of redemption fees:

Fund	Class A Shares	Class C Shares	Class D Shares	Class R Shares	Institutional Service Class Shares	Institutional Class Shares
Asia Bond Fund	$178	$24	$–	$–	$519	$12,699
Core Fixed Income Fund	100	69	–	–	1	2,308
Emerging Markets Debt Fund	–	–	–	–	–	–
Emerging Markets Debt Local Currency Fund	–	–	–	–	–	–
Global Fixed Income Fund	–	–	–	–	3	–
High Yield Fund	–	–	–	–	–	–
Tax-Free Income Fund	–	–	–	–	–	–
Ultra-Short Duration Bond Fund	–	–	–	–	–	–

Amounts listed as “–” are $0 or round to $0.

5. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the six months ended April 30, 2014, were as follows:

Fund	Purchases	Sales
Asia Bond Fund	$60,594,107	$88,131,552
Core Fixed Income Fund	121,960,382	142,786,458
Emerging Markets Debt Fund	16,932,436	3,653,279
Emerging Markets Debt Local Currency Fund	9,651,934	20,140,853
Global Fixed Income Fund	22,873,333	24,008,920
High Yield Fund	4,354,672	5,960,824
Tax-Free Income Fund	1,055,550	5,530,525
Ultra-Short Duration Bond Fund	7,069,535	6,444,889

6. Portfolio Investment Risks

(a)	Interest Rate Risk

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, a Fund’s fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

2014 Semi-Annual Report

123

Notes to Financial Statements (continued)

April 30, 2014 (Unaudited)

(b)	Credit and Market Risk

A debt instrument’s price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions. Funds that invest in high yield and emerging market instruments are subject to certain additional credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Funds’ investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading.

(c)	Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

(d)	Risks Associated with Mortgage-backed Securities

The value of mortgage-backed securities can fall if the owners of the underlying mortgages default or pay off their mortgages sooner than expected, which could happen when interest rates fall.

(e)	Risks Associated with Asset-backed Securities

Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of a Fund’s asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the underlying securities or the servicing agent of the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

(f)	Risks Associated with Emerging Markets

The emerging countries’ securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in emerging countries may be held by a limited number of persons, which may limit the number of securities available for investment by a Fund. The limited liquidity of emerging country securities markets may also affect a Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so.

(g)	Risks Associated with European Markets

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and outside of Europe. Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments.

Please read the prospectus for more detailed information regarding these and other risks.

7. Contingencies

In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Semi-Annual Report 2014

124

Notes to Financial Statements (continued)

April 30, 2014 (Unaudited)

8. Tax Information

As of April 30, 2014, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Asia Bond Fund	$213,460,157	$4,160,516	$(9,788,951)	$(5,628,435)
Core Fixed Income Fund	72,860,735	1,226,796	(509,335)	717,461
Emerging Markets Debt Fund	24,578,292	202,545	(353,726)	(151,181)
Emerging Markets Debt Local Currency Fund	38,347,925	509,387	(3,860,916)	(3,351,529)
Global Fixed Income Fund	21,399,288	844,980	(374,212)	470,768
High Yield Fund	10,528,402	353,529	(442,533)	(89,004)
Tax-Free Income Fund	92,035,678	7,947,774	(248,565)	7,699,209
Ultra-Short Duration Bond Fund	14,551,111	50,266	(5,193)	45,073

The tax character of distributions paid during the fiscal year ended October 31, 2013 was as follows (total distributions paid differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gain	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Asia Bond Fund	$11,345,609	$2,964,437	$14,310,046	$–	$–	$14,310,046
Core Fixed Income Fund	4,041,980	1,031,019	5,072,999	–	–	5,072,999
Emerging Markets Debt Fund	245,635	–	245,635	–	–	245,635
Emerging Markets Debt Local Currency Fund	687,206	–	687,206	–	–	687,206
Global Fixed Income Fund	–	–	–	–	–	–
High Yield Fund	1,299,350	–	1,299,350	–	–	1,299,350
Tax-Free Income Fund	14,114	1,019,964	1,034,078	3,633,580	–	4,667,658
Ultra-Short Duration Bond Fund	205,163	31,120	236,283	–	–	236,283

As of October 31, 2013, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Late Year Ordinary and Post-October Capital Loss Deferrals	Other Temporary Differences	Accumulated Capital and Other Losses**	Unrealized Appreciation/ Depreciation*	Total Accumulated Earnings (Deficit)
Asia Bond Fund	$–	$2,115,027	$7,283,690	$9,398,717	$–	$–	$(844,702)	$–	$(9,817,867)	$(1,263,852)
Core Fixed Income Fund	–	388,149	–	388,149	–	–	(43,949)	(506,708)	131,150	(31,358)
Emerging Markets Debt Fund	–	91,317	–	91,317	–	–	–	(81,206)	(475,154)	(465,043)

2014 Semi-Annual Report

125

Notes to Financial Statements (continued)

April 30, 2014 (Unaudited)

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Late Year Ordinary and Post-October Capital Loss Deferrals	Other Temporary Differences	Accumulated Capital and Other Losses**	Unrealized Appreciation/ Depreciation*	Total Accumulated Earnings (Deficit)
Emerging Markets Debt Local Currency Fund	$–	$47,641	$–	$47,641	$–	$–	$(127,255)	$(235,002)	$(3,848,578)	$(4,181,194)
Global Fixed Income Fund	–	307,248	–	307,248	–	–	(159,617)	(627,524)	383,299	(141,594)
High Yield Fund	–	585,537	194,979	780,516	–	–	(107)	–	(64,462)	716,054
Tax-Free Income Fund	–	–	1,477,644	1,477,644	–	–	(65,881)	–	6,136,947	7,548,710
Ultra-Short Duration Bond Fund	–	14,116	21,532	35,648	–	–	(1,551)	–	52,840	86,937

*	The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to passive foreign investment companies and tax deferral of losses on wash sales.

**	As of October 31, 2013, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the Treasury regulations, which expire in the years set forth below:

Fund	Amount	Expires
Global Fixed Income Fund	$455,024	2014 (Short-Term)
Global Fixed Income Fund	217,500	2015 (Short-Term)
Core Fixed Income Fund	506,708	Unlimited
Emerging Markets Debt Fund	81,206	Unlimited
Emerging Markets Debt Local Currency Fund	253,002	Unlimited

Amounts listed as “–” are $0 or round to $0.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

9. Significant Shareholders

As of April 30, 2014, the following Funds had shareholders with the percentage ownership indicated, which are considered significant shareholders (holdings greater than 5.0%) for financial reporting purposes:

Fund	Record Ownership %	Number of Account Owners
Asia Bond Fund	79.1%	3
Core Fixed Income Fund	83.3	1
Emerging Markets Debt Fund	99.8	1
Emerging Markets Debt Local Currency Fund	95.0	5
Global Fixed Income Fund	48.9	3
High Yield Fund	90.8	3

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126

Notes to Financial Statements (concluded)

April 30, 2014 (Unaudited)

Fund	Record Ownership %	Number of Account Owners
Tax-Free Income Fund	–%	–
Ultra-Short Duration Bond Fund	95.9	1

Amounts listed as “–” are $0 or round to $0.

10. Subsequent Events

The Board has authorized the Funds to enter into a committed, unsecured revolving line of credit facility (the “Facility”) in an aggregate amount of $400,000,000 (with a per fund sub-limit of $350,000,000) with State Street Bank and Trust Company to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Facility remains subject to execution of a final agreement between the parties and the fulfillment of certain conditions precedent. There is no guarantee that the Funds will enter into the Facility. The commitment cost and administration cost of the Facility to each Fund are not expected to be material; the cost of borrowing will vary by Fund based on the level of borrowing.

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the Financial Statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the Financial Statements as of April 30, 2014.

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127

Shareholder Expense Examples (Unaudited)

As a shareholder of the Aberdeen Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, transfer agent out-of-pocket expenses, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Aberdeen Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2013 and continued to hold your shares at the end of the reporting period, April 30, 2014.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Actual Expenses Paid During Period” for the class of a Fund that you own to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of a Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the information for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

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128

Shareholder Expense Examples (Unaudited) (concluded)

		Beginning Account Value, November 1, 2013	Actual Ending Account Value, April 30, 2014	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*1	Annualized Expense Ratio**
Aberdeen Asia Bond Fund	Class A	$1,000.00	$1,005.00	$1,020.08	$4.72	$4.76	0.95%
	Class C	1,000.00	1,001.40	1,016.36	8.44	8.50	1.70%
	Class R	1,000.00	1,003.30	1,018.84	5.96	6.01	1.20%
	Institutional Service Class	1,000.00	1,005.20	1,020.08	4.72	4.76	0.95%
	Institutional Class	1,000.00	1,006.10	1,021.32	3.48	3.51	0.70%
Aberdeen Core Fixed Income Fund	Class A	1,000.00	1,022.60	1,020.98	3.86	3.86	0.77%
	Class C	1,000.00	1,019.00	1,017.36	7.51	7.50	1.50%
	Institutional Service Class	1,000.00	1,024.90	1,022.32	2.51	2.51	0.50%
	Institutional Class	1,000.00	1,024.90	1,022.32	2.51	2.51	0.50%
Aberdeen Emerging Markets Debt Fund	Class A	1,000.00	1,026.10	1,019.09	5.78	5.76	1.15%
	Class C	1,000.00	1,022.30	1,015.37	9.53	9.49	1.90%
	Class R	1,000.00	1,023.80	1,017.85	7.03	7.00	1.40%
	Institutional Service Class	1,000.00	1,026.40	1,020.33	4.52	4.51	0.90%
	Institutional Class	1,000.00	1,026.40	1,020.33	4.52	4.51	0.90%
Aberdeen Emerging Markets Debt Local Currency Fund	Class A	1,000.00	980.20	1,018.75	5.99	6.11	1.22%
	Class C	1,000.00	977.20	1,015.37	9.31	9.49	1.90%
	Class R	1,000.00	977.30	1,016.61	8.09	8.25	1.65%
	Institutional Service Class	1,000.00	981.80	1,020.38	4.37	4.46	0.89%
	Institutional Class	1,000.00	981.80	1,020.33	4.42	4.51	0.90%
Aberdeen Global Fixed Income Fund	Class A	1,000.00	1,028.40	1,019.29	5.58	5.56	1.11%
	Class C	1,000.00	1,024.70	1,015.62	9.29	9.25	1.85%
	Institutional Service Class	1,000.00	1,029.00	1,019.69	5.18	5.16	1.03%
	Institutional Class	1,000.00	1,030.00	1,020.58	4.28	4.26	0.85%
Aberdeen High Yield Fund	Class A	1,000.00	1,042.90	1,019.14	5.77	5.71	1.14%
	Class C	1,000.00	1,038.70	1,015.87	9.10	9.00	1.80%
	Class R	1,000.00	1,042.10	1,018.35	6.58	6.51	1.30%
	Institutional Service Class	1,000.00	1,044.70	1,020.83	4.06	4.01	0.80%
	Institutional Class	1,000.00	1,044.70	1,020.83	4.06	4.01	0.80%
Aberdeen Tax-Free Income Fund	Class A	1,000.00	1,033.90	1,020.48	4.39	4.36	0.87%
	Class C	1,000.00	1,030.10	1,016.76	8.15	8.10	1.62%
	Class R	1,000.00	1,032.50	1,019.24	5.64	5.61	1.12%
	Institutional Service Class	1,000.00	1,035.10	1,021.72	3.13	3.11	0.62%
	Institutional Class	1,000.00	1,035.10	1,021.72	3.13	3.11	0.62%
Aberdeen Ultra-Short Duration Bond Fund	Class A	1,000.00	1,002.80	1,021.57	3.23	3.26	0.65%
	Institutional Service Class	1,000.00	1,002.00	1,022.81	1.99	2.01	0.40%
	Institutional Class	1,000.00	1,002.10	1,022.81	1.99	2.01	0.40%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).
**	The expense ratio presented represents a six-month, annualized ratio.
[1]	Represents the hypothetical 5% return before expenses.

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FACTS	WHAT DO ABERDEEN FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•     Social Security number and account balances

•      Transaction history and assets

•      Checking account information and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Aberdeen Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do Aberdeen Funds share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	Yes
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

•      Call 1-800-522-5465

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

However, you can contact us at any time to limit our sharing.

Questions?	www.aberdeen-asset.us

Who we are
Who is providing this notice?

This Privacy Notice is being provided by Aberdeen Funds, a U.S.-registered open-end investment company, and North-American-registered closed-end investment companies managed by Aberdeen Asset Management Inc. or its affiliates.

What we do
How do Aberdeen Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do Aberdeen Funds collect my personal information?

We collect your personal information, for example, when you:

•      Open an account or give us your contact information

•     Provide account information or make wire transfers

•      Make deposits or withdrawals from your account

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•      Sharing for affiliates’ everyday business purposes—information about your creditworthiness

•      Affiliates from using your information to market to you

•      Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•     Our affiliates include companies with an Aberdeen Asset Management name and wholly-owned subsidiaries of Aberdeen Asset Management PLC, a global financial services company.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Aberdeen Funds do not share personal information with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Aberdeen Funds do not jointly market.

Management Information

Trustees

P. Gerald Malone, Chairman

Martin J. Gilbert

Richard H. McCoy

Neville J. Miles

Peter D. Sacks

John T. Sheehy

Warren C. Smith

John F. Solan, Jr.

Officers

Gary Marshall, President and Chief Executive Officer

Jeffrey Cotton, Chief Compliance Officer and Vice President

Sofia Rosala, Deputy Chief Compliance Officer and Vice President

Andrea Melia, Treasurer and Chief Financial Officer

Megan Kennedy, Secretary and Vice President

Brad Crombie, Vice President

Lucia Sitar, Vice President

Alan Goodson, Vice President

Adam McCabe, Vice President

Jennifer Nichols, Vice President

Hugh Young, Vice President

Eric Olsen, Assistant Treasurer

Brian O’Neill, Assistant Treasurer

Pamela Wade, Assistant Secretary

Investment Manager

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Fund Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Transfer Agent

Boston Financial Data Services, Inc.

30 Dan Road

Canton, MA 02021

Distributor

Aberdeen Fund Distributors LLC

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Sub-Administrator, Custodian & Fund Accountant

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103-2499

Fund Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019-6099

Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 aberdeen-asset.us

AOE-0143-SAR

Item 2. Code of Ethics.

Not applicable – for annual reports only.

Item 3. Audit Committee Financial Expert.

Not applicable – for annual reports only.

Item 4. Principal Accountant Fees and Services.

Not applicable – for annual reports only.

Item 5. Audit Committee of Listed Registrants.

Not applicable – for annual reports only.

Item 6. Investments.

(a)	Included as part of the Reports to Shareholders under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2014, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable – for annual reports only.

(a)(2) Certifications of the registrant pursuant to Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3) Not applicable.

(b) Certifications of the registrant pursuant to Rule 30a-2(b) under the Act are exhibits to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Funds

By:         /s/ Gary Marshall

Gary Marshall

Principal Executive Officer of

Aberdeen Funds

Date: July 3, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:         /s/ Gary Marshall

Gary Marshall

Principal Executive Officer of

Aberdeen Funds

Date: July 3, 2014

By:         /s/ Andrea Melia

Andrea Melia

Principal Financial Officer of

Aberdeen Funds

Date: July 3, 2014